As filed with the Securities and Exchange Commission on November 24, 1997

================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Pre-effective Amendment No. ____              Post-effective Amendment No. ____


                        (Check appropriate box or boxes)


                                AIM FUNDS GROUP
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                               11 Greenway Plaza
                                   Suite 100
                               Houston, TX 77046

               -------------------------------------------------
                    (Address of Principal Executive Offices)
                 Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:                Copy to:

CAROL F. RELIHAN, ESQUIRE                     MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                          Ballard Spahr Andrews & Ingersoll
11 Greenway Plaza                             1735 Market Street, 51st Floor
Suite 100                                     Philadelphia, PA 19103
Houston, TX 77046

    Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

    The securities being registered pursuant to this Registration Statement are AIM Cash Reserve Shares of Registrant's AIM Money Market Fund series of shares and the Class A and Class C shares of Registrant's AIM Intermediate Government Fund series of shares. No filing fee is required because Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on December 24, 1997 pursuant to Rule 488.

                                AIM FUNDS GROUP
                             Cross Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933

                                                                  LOCATION IN COMBINED PROXY
         FORM N-14 ITEM NO.                                       STATEMENT AND PROSPECTUS
         ------------------                                       ------------------------
 PART A
Item 1.          Beginning of Registration Statement and          Cover Page of Registration Statement; Front
                 Outside Front Cover Page of Prospectus           Cover Page of Prospectus

Item 2.          Beginning and Outside Back Cover Page of         Table of Contents
                 Prospectus

Item 3.          Synopsis and Risk Factors                        Synopsis; Risk Factors

Item 4.          Information About the Transaction                Reasons for the Transaction; Synopsis;
                                                                  Additional Information About the Agreements;
                                                                  Rights of Shareholders; Capitalization

Item 5.          Information About the Registrant                 Front Cover Page of Prospectus; Synopsis;
                                                                  Risk Factors; Incorporation of Documents by
                                                                  Reference in the Prospectus; Comparison of
                                                                  Investment Objectives and Policies;
                                                                  Financial Information; Additional
                                                                  Information about Money Market, Intermediate
                                                                  Government, Cash Management and Income Fund:
                                                                  Information Filed with the Securities and
                                                                  Exchange Commission

Item 6.          Information About the Company Being              Front Cover Page of Prospectus;
                 Acquired                                         Incorporation of Documents by Reference in
                                                                  the Prospectus; Comparison of Investment
                                                                  Objectives and Policies; Financial
                                                                  Information; Additional Information About
                                                                  Money Market, Intermediate Government, Cash
                                                                  Management and Income Fund; Information
                                                                  Filed with the Securities and Exchange
                                                                  Commission

Item 7.          Voting Information                               Prospectus Cover Page; Notice of Special
                                                                  Meeting of Shareholders; Introduction;
                                                                  Ownership of Money Market, Intermediate
                                                                  Government, Cash Management, and Income Fund
                                                                  Shares

Item 8.          Interest of Certain Persons and Experts          Not Applicable

Item 9.          Additional Information Required for              Not Applicable
                 Reoffering by Persons Deemed to be
                 Underwriters

    PART B

Item 10.         Cover Page                                       Cover Page of Statement of Additional
                                                                  Information

Item 11.         Table of Contents                                Not Applicable

Item 12.         Additional Information about the                 Additional Information About AFG, Money
                 Registrant                                       Market and Intermediate Government;
                                                                  Incorporation of Documents by Reference in
                                                                  the Statement of Additional Information

Item 13.         Additional Information about the Company         Not Applicable
                 Being Acquired

Item 14.         Financial Statements                             Financial Information; Incorporation of
                                                                  Documents by Reference in the Statement of
                                                                  Additional Information; Incorporation of
                                                                  Documents by Reference in Part C

PART C OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this document.

                            AIM ADVISOR FUNDS, INC.
                        AIM Advisor Cash Management Fund
                            AIM Advisor Income Fund
                          11 Greenway Plaza, Suite 100
                               Houston, TX 77046

                                                                 January 2, 1998


Dear Shareholder:

    Enclosed is a combined proxy statement and prospectus seeking approval of a proposed combination of AIM Advisor Cash Management Fund ("Cash Management") of AIM Advisor Funds, Inc., with AIM Money Market Fund ("Money Market") of AIM Funds Group ("AFG"), and a proposed combination of AIM Advisor Income Fund ("Income Fund") of AAFI with AIM Intermediate Government Fund ("Intermediate Government") of AFG.

    As discussed in the accompanying document, it is proposed that these funds be combined in order to achieve greater efficiency of operation, economies of scale and possible cost savings for shareholders. The Board of Directors of AAFI concluded that it was desirable to eliminate the duplication of services of Cash Management and Income Fund that have similar investment goals as Money Market and Intermediate Government, respectively. The accompanying document describes the proposed transaction and compares the policies and expenses of the above funds for your evaluation.

    Both reorganizations have been structured as tax-free transactions. No sales charges will be imposed in connection with these transactions.

    Shareholders are being asked to approve an Agreement and Plan of Reorganization of their respective fund. After careful consideration, the Board of Directors of AAFI has unanimously approved this proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

    Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

    Thank you for your cooperation and continued support.

                                          Sincerely,


                                          Charles T. Bauer
                                          Chairman

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


    ENCLOSED YOU WILL FIND ONE OR TWO PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   Registration                                     Valid Signature
                   ------------                                     ---------------
Trust Accounts
    (1) ABC Trust Account. . . . . . . . . . . . . . . . . . . . . . .      Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78. . . . . . . . . . . . . .      Jane B. Doe

Partnership Accounts
    (1) The XYZ Partnership. . . . . . . . . . . . . . . . . . . . . .      Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership . . . . . . . . . . . . .      Jane B. Smith, General
                                                                            Partner

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
     UGMA/UTMA . . . . . . . . . . . . . . . . . . . . . . . . . . . .      John B. Smith
    (2) Estate of John B. Smith  . . . . . . . . . . . . . . . . . . .      John B. Smith, Jr., Executor

Corporate Accounts
    (1) ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .       ABC Corp.
                                                                            John Doe, Treasurer
    (2) ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .       John Doe, Treasurer
    (3) ABC Corp., c/o John Doe, Treasurer. . . . . . . . . . . . . .       John Doe
    (4) ABC Corp. Profit Sharing Plan . . . . . . . . . . . . . . . .       John Doe, Trustee

                            AIM ADVISOR FUNDS, INC.

                        AIM ADVISOR CASH MANAGEMENT FUND
                            AIM ADVISOR INCOME FUND
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 17, 1998


TO THE SHAREHOLDERS OF AIM Advisor Cash Management Fund and AIM Advisor Income Fund portfolios of AIM Advisor Funds, Inc.:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AIM Advisor Cash Management Fund ("Cash Management") and AIM Advisor Income Fund ("Income Fund"), both investment portfolios of AIM Advisor Funds, Inc. ("AAFI"), will be held at 11 Greenway Plaza, Suite 100, Houston, Texas on February 17, 1998, at 3:00 p.m., local time, for the following purposes:

    1. For Cash Management, to approve an Agreement and Plan of Reorganization (the "Cash Management Agreement") between AAFI, on behalf of Cash Management and AIM Funds Group ("AFG"), on behalf of its portfolio, AIM Money Market Fund ("Money Market"), and the consummation of the transactions contemplated therein ("Cash Management Reorganization"). The Cash Management Agreement and the Cash Management Reorganization will result in the combination of Cash Management and Money Market. Pursuant to the Cash Management Agreement, substantially all of the assets of Cash Management will be transferred to Money Market. Upon such transfer, AFG will issue directly to Cash Management's Class A and Class C shareholders, AIM Cash Reserve Shares ("Cash Reserve shares") of Money Market having an aggregate net asset value equal to the value of the Cash Management assets transferred to Money Market. It is expected that the value of each shareholder's account with Money Market immediately after the Cash Management Reorganization will be the same as the value of such shareholder's account with Cash Management immediately prior to the Cash Management Reorganization. The Cash Management Reorganization has been structured as a tax-free transaction . No sales charge will be imposed in connection with the Cash Management Reorganization.

    2. For Income Fund, to approve an Agreement and Plan of Reorganization (the "Income Fund Agreement") between AAFI, on behalf of Income Fund and AFG, on behalf of its portfolio, AIM Intermediate Government Fund ("Intermediate Government"), and the consummation of the transactions contemplated therein (the "Income Fund Reorganization"). The Income Fund Agreement and the Income Fund Reorganization will result in the combination of Income Fund and Intermediate Government. Pursuant to the Income Fund Agreement, substantially all of the assets of Income Fund will be transferred to Intermediate Government. Upon such transfer, AFG will issue, directly to Income Fund's Class A shareholders, Intermediate Government Class A shares having an aggregate net asset value equal to the value of the Income Fund assets attributable to the Income Fund Class A shares transferred to Intermediate Government, and AFG will issue directly to Income Fund's Class C shareholders, Intermediate Government Class C shares having an aggregate net asset value equal to the value of the Income Fund assets attributable to the Income Fund Class C shares transferred to Intermediate Government. It is expected that the value of each shareholder's account with Intermediate Government immediately after the Income Fund Reorganization will be the same as the value of such shareholder's account with Income Fund immediately prior to the Income Fund Reorganization. The Income Fund Reorganization has been structured as a tax-free transaction. No sales charge will be imposed in connection with the Income Fund Reorganization.

    3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

    Each of the Cash Management Reorganization and the Income Fund Reorganization (collectively, the "Reorganizations") is described in the attached Combined Proxy Statement and Prospectus.

    Shareholders of record as of the close of business on December 10, 1997, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

    SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AAFI. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AAFI AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                               Charles T. Bauer
                                              Chairman of the Board of Directors
January 2, 1998

AIM ADVISOR CASH MANAGEMENT FUND               AIM MONEY MARKET FUND
AIM ADVISOR INCOME FUND                        AIM INTERMEDIATE GOVERNMENT FUND
(PORTFOLIOS OF AIM ADVISOR FUNDS, INC.)        (PORTFOLIOS OF AIM FUNDS GROUP)

                    COMBINED PROXY STATEMENT AND PROSPECTUS

                             Dated: January 2, 1998

            This document is being furnished in connection with the Special Meeting of Shareholders of AIM Advisor Cash Management Fund ("Cash Management") and AIM Advisor Income Fund ("Income Fund"), both investment portfolios of AIM Advisor Funds, Inc. ("AAFI") to be held on February 17, 1998 (the "Special Meeting"). At the Special Meeting, the shareholders of Cash Management are being asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Cash Management Agreement") between AAFI, acting on behalf of Cash Management and AIM Funds Group ("AFG"), acting on behalf of AIM Money Market Fund ("Money Market"), a portfolio of AFG, and the consummation of the transactions contemplated therein (the "Cash Management Reorganization"). THE BOARD OF DIRECTORS OF AAFI HAS UNANIMOUSLY APPROVED THE CASH MANAGEMENT AGREEMENT AND CASH MANAGEMENT REORGANIZATION AS BEING FAIR TO, AND IN THE BEST INTEREST OF, CASH MANAGEMENT SHAREHOLDERS. At the Special Meeting, the shareholders of Income Fund are being asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Income Fund Agreement") between AAFI, acting on behalf of Income Fund and AFG, acting on behalf of AIM Intermediate Government Fund ("Intermediate Government") a portfolio of AFG, and the consummation of the transactions contemplated therein (the "Income Fund Reorganization"). THE BOARD OF DIRECTORS OF AAFI HAS UNANIMOUSLY APPROVED THE INCOME FUND AGREEMENT AND INCOME FUND REORGANIZATION AS BEING FAIR TO, AND IN THE BEST INTEREST OF, INCOME FUND SHAREHOLDERS.

            Pursuant to the Cash Management Agreement, substantially all of the assets of Cash Management will be transferred to Money Market. Upon such transfer, AFG will issue AIM Cash Reserve Shares ("Cash Reserve shares") of Money Market directly to Class A and Class C shareholders of Cash Management. Each shareholder of Cash Management will receive that number of Money Market shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Cash Management. As soon as reasonably practicable after the closing of the Cash Management Reorganization, Cash Management will pay or make provision for payment for all of its liabilities, and its status as a designated series of shares of AAFI will be terminated. It is expected that the value of each shareholder's account with Money Market immediately after the Cash Management Reorganization will be the same as the value of such shareholder's account with Cash Management immediately prior to the Cash Management Reorganization. The Cash Management Reorganization has been structured as a tax-free transaction. No sales charge will be imposed in connection with the Cash Management Reorganization.

            Pursuant to the Income Fund Agreement, substantially all of the assets of Income Fund will be transferred to Intermediate Government. Upon such transfer, AFG will issue Class A shares of Intermediate Government directly to Class A shareholders of Income Fund, and Class C shares of Intermediate Government directly to Class C shareholders of Income Fund. Each shareholder of Income Fund will receive that number of Intermediate Government shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of Income Fund. As soon as is reasonably practicable after the closing of the Income Fund Reorganization, Income Fund will pay or make provision for payment for all of its liabilities, and its status as a designated series of shares of AAFI will be terminated. It is expected that the value of each shareholder's account with Intermediate Government immediately after the Income Fund Reorganization will be the same as the value of such shareholder's account with Income Fund immediately prior to the Income Fund Reorganization. The Income Fund Reorganization has been structured as a tax-free transaction. No sales charge will be imposed in connection with the Income Fund Reorganization.

            Money Market and Intermediate Government are each series portfolios of AFG, an open-end, series management investment company. The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Money Market's investment objective is similar to that of Cash Management. Both are money market funds that invest in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") which generally restricts each fund's investments to high quality short-term liquid securities that are determined to present minimal credit risk, and sets specific limits on the fund's dollar-weighted average portfolio maturity.

Money Market and Cash Management are designed as cash management alternatives for retail shareholders. The investment objective of Intermediate Government is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed or otherwise backed by the United States Government. Intermediate Government purchases primarily fixed-rate securities, including but not limited to, high coupon U. S. Government Agency mortgage backed securities. The fund maintains a dollar-weighted average portfolio maturity of between three and ten years. Intermediate Government's investment objective is similar to that of Income Fund, although the types of securities the two funds purchase to achieve their objectives differ slightly, and Income Fund is permitted to invest a portion of its assets in fixed-income corporate obligations that are not backed by the United States Government. See "Comparison of Investment Objectives and Policies" and "Risk Factors."

            The principal executive offices of AAFI and AFG are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 (telephone: (800) 347-4246).

            This Combined Proxy Statement and Prospectus ("Proxy
Statement/Prospectus") sets forth concisely the information that a shareholder of Cash Management should know before voting on the Cash Management Agreement, and a shareholder of Income Fund should know before voting on the Income Fund Agreement. It should be read and retained for future reference.

            The current Prospectus of Cash Management and Income Fund, dated August 4, 1997 (the "AAFI Prospectus"), together with the related Statement of Additional Information also dated August 4, 1997, are on file with the Securities and Exchange Commission (the "SEC"). Such prospectus and statement of additional information are incorporated by reference herein, and are available without charge by writing to A I M Distributors, Inc., P. O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The Prospectus of Money Market and Intermediate Government dated August 4, 1997 (the "AFG Prospectus"), and Statement of Additional Information also dated August 4, 1997 have been filed with the SEC and are incorporated by reference herein. Such documents are available without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

REASONS FOR THE REORGANIZATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
    Background and Reasons for the Reorganizations  . . . . . . . . . . . . . . . . . . . . . 2
    Approval by, and Recommendation of, Board of Directors of AAFI  . . . . . . . . . . . . . 2

SYNOPSIS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    Cash Management Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    Income Fund Reorganization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    Comparison of Money Market and Cash Management  . . . . . . . . . . . . . . . . . . . . . 5
    Comparison of Intermediate Government and Income Fund   . . . . . . . . . . . . . . . . . 7
    Risk Factors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . .  14
    Investment Objectives   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
    Investment Policies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
    Investment Restrictions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    Portfolio Managers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    Management Discussion and Analysis of Performance   . . . . . . . . . . . . . . . . . .  31

ADDITIONAL INFORMATION ABOUT THE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . .  31
    Terms of the Reorganizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
    Transfer of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
    Other Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
    Federal Tax Consequences    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    Capital Loss Carryforward   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
    Accounting Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

RIGHTS OF SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    Liability of Shareholders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    Election of Directors/Trustees; Annual Shareholder Meetings   . . . . . . . . . . . . .  38
    Terms of Directors/Trustees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
    Removal of Directors/Trustees   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
    Special Meetings of Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
    Liability of Directors/Trustees and Officers  . . . . . . . . . . . . . . . . . . . . .  39
    Termination   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
    Voting Rights of Shareholders   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
    Dissenters' Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
    Amendments to Organization Documents  . . . . . . . . . . . . . . . . . . . . . . . . .  40

OWNERSHIP OF MONEY MARKET, INTERMEDIATE GOVERNMENT, CASH MANAGEMENT
 AND INCOME FUND SHARES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
    Control Persons   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
    Ownership of Officers and Trustees/Directors  . . . . . . . . . . . . . . . . . . . . .  43

CAPITALIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44





                                      (i)

LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION  . . . . . . . . . . . . . . . 45

ADDITIONAL INFORMATION ABOUT MONEY MARKET, INTERMEDIATE GOVERNMENT,
   CASH MANAGEMENT AND INCOME FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

AGREEMENT AND PLAN OF REORGANIZATION FOR AIM ADVISOR
   CASH MANAGEMENT FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION FOR AIM ADVISOR INCOME FUND . . . . . . . . . .APPENDIX II

AIM FUNDS GROUP PROSPECTUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . APPENDIX III

DISCUSSION OF PERFORMANCE OF INTERMEDIATE GOVERNMENT . . . . . . . . . . . . . . . .APPENDIX IV

DISCUSSION OF PERFORMANCE OF INCOME FUND. . . . . . . . . . . . . . . . . . . . . . .APPENDIX V


 The AIM Family of Funds--Registered Trademark--, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service marks of A I M Management Group Inc.





                                      (ii)

                                  INTRODUCTION

                   This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by AAFI's Board of Directors from the shareholders of Cash Management and Income Fund, for use at the Special Meeting of Shareholders to be held at Eleven Greenway Plaza, Suite 100, Houston, Texas 77046 on February 17, 1998, at 3:00 p.m., local time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

                   AAFI has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Special Meeting. AAFI expects to solicit proxies principally by mail, but AAFI or SCC may also solicit proxies by telephone, facsimile, telegraph or personal interview. AAFI's officers will not receive any additional or special compensation for any such solicitation. Cash Management and Money Market will bear their respective costs and expenses incurred in connection with the Cash Management Reorganization. Income Fund and Intermediate Government will bear their respective costs and expenses incurred in connection with the Income Fund Reorganization.

                   All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein; if no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Cash Management Agreement and Income Fund Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of a majority of outstanding shares of Cash Management and Income Fund at the Special Meeting will constitute a quorum ("Quorum"). Approval of the Cash Management Agreement requires the affirmative vote of a majority of the outstanding shares of Cash Management. Approval of the Income Fund Agreement requires the affirmative vote of a majority of the outstanding shares of Income Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes and will have the effect of counting as a vote against the applicable proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AAFI. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

                   Shareholders of record as of the close of business on December 10, 1997 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding ___________ shares of Cash Management and shares ____________ of Income Fund. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

                   AAFI intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about January 2, 1998.

                        REASONS FOR THE REORGANIZATIONS

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

                   AAFI was organized in 1989 as a Maryland corporation under the name INVESCO Advisor Funds, Inc. INVESCO Group Services, Inc., a subsidiary of INVESCO PLC, acting through its subsidiaries, initially provided investment advisory marketing, administration, fund accounting and distribution services to INVESCO Advisor Funds, Inc.

                   On February 28, 1997, A I M Management Group Inc. merged with an indirect subsidiary of INVESCO PLC, which then changed its name to AMVESCAP PLC. A I M Management Group Inc., acting through its subsidiaries ("AIM Management"), provides investment advisory, marketing, administration, fund accounting and distribution services to the AIM Family of Funds--Registered Trademark-- (the "AIM Funds").

                   Following the merger, the board of directors of INVESCO Advisor Funds, Inc. determined that it would be advisable to engage AIM Management to provide investment advisory and other services to INVESCO Advisor Funds, Inc. The shareholders of INVESCO Advisor Funds, Inc. voted in favor of the change in service providers, which took effect August 4, 1997. INVESCO Advisor Funds, Inc. changed its name to AIM Advisor Funds, Inc. on that date. The proxy statement sent to the shareholders of INVESCO Advisor Funds, Inc. dated June 7, 1997, noted "that possible future reorganizations of certain Portfolios were being considered" as a consequence of the change in service providers and "that such reorganization could result in changes in some types of expenses."

                   A I M Advisors, Inc. ("AIM"), the investment advisor of AAFI, evaluated AAFI's portfolios, and determined that two portfolios, Cash Management and Income Fund, should be merged into existing AIM Funds. Cash Management and Income Fund were determined to have investment policies and objectives that are similar to two of the AIM Funds, Money Market and Intermediate Government. AIM concluded that Cash Management and Income Fund could not be effectively marketed as separate portfolios due to the similarity.

APPROVAL BY, AND RECOMMENDATION OF, BOARD OF DIRECTORS OF AAFI

                   The Board of Directors of AAFI considered and unanimously approved the Cash Management Agreement and Cash Management Reorganization, and the Income Fund Agreement and Income Fund Reorganization, subject to shareholder approval, during meetings held on September 19 and 20, 1997. The Board of AAFI believes the proposed Reorganizations offer shareholders the benefit of potential economies of scale, among others.

                   In determining to recommend approval to the shareholders, the Board of Directors of AAFI reviewed and requested information about Money Market and Intermediate Government and the Reorganizations, met with certain members of AIM senior management (including two of its founders, and its general counsel), consulted with legal counsel, made inquiries and considered the following factors, among others:

                (i) a comparison of the performance of Cash Management and Money Market, and of Income Fund and Intermediate Government;

               (ii) a comparison of the investment objectives, policies, strategies and restrictions of Cash Management and Money Market and of Income Fund and Intermediate Government;

              (iii) the distribution performance, resources and capabilities of A I M Distributors, Inc. ("AIM Distributors"), and the economies of scale which potentially may be achieved through larger and wider distribution of shares of Money Market, which as of November 10, 1997 had total assets of more than $911 million as compared to $5.5 million for Cash Management and of Intermediate Government, which as of November 10, 1997 had total assets of more than $247 million as compared to $24 million for Income Fund;

               (iv) the distribution fees and expenses paid by Money Market and Intermediate Government and the services received for such fees and expenses; and

                (v) the terms and conditions of the Cash Management Agreement and the Cash Management Reorganization, and of the Income Fund Agreement and the Income Fund Reorganization including the structure of the transactions as tax-free transactions and the fact that no sales charge will be imposed in connection with the transactions.

                   The Board of Directors of AAFI has concluded that the Cash Management Agreement and the Cash Management Reorganization are fair to, and in the best interests of, Cash Management shareholders. The Board of Directors, including all of the directors who are not interested persons of AIM, unanimously approved the Cash Management Agreement and the Cash Management Reorganization, and recommends to the shareholders of Cash Management that they vote FOR the Cash Management Agreement and the Cash Management Reorganization.

                   The Board of Directors of AAFI has concluded that the Income Fund Agreement and the Income Fund Reorganization are fair to, and in the best interests of, Income Fund shareholders. The Board of Directors, including all of the directors who are not interested persons of AIM, unanimously approved the Income Fund Agreement and the Income Fund Reorganization, and recommends to the shareholders of Income Fund that they vote FOR the Income Fund Agreement and the Income Fund Reorganization.

                   The Board of Directors also considered whether each of the Cash Management Reorganization and the Income Fund Reorganization is in the best interests of the shareholders of each of Cash Management, Money Market, Income Fund and Intermediate Government, consistent with the requirements of Rule 17a-8 under the 1940 Act. Rule 17a-8 under the 1940 Act requires that when two funds sharing a common investment adviser, common directors and/or common officers merge or consolidate, the board of directors of each affiliated investment company participating in the transaction, including a majority of the directors of each registered investment company who are not interested persons of any registered investment company participating in the transaction, determine: (1) that participation in the transaction in the best interests of that registered investment company; and (2) that the interests of existing shareholders of that registered investment company will not be diluted as a result of its effecting the transaction.

                   Based on its review of the terms of the Reorganizations, including the provisions of the Cash Management Agreement and the Income Fund Agreement, the Board of Directors made these required determinations with respect to each of the funds.

                                    SYNOPSIS

CASH MANAGEMENT REORGANIZATION

                   The Cash Management Agreement and the Cash Management Reorganization will result in the combination of Cash Management and Money Market. Cash Management is a portfolio of AAFI, a Maryland corporation. Money Market is a portfolio of AFG, a Delaware business trust. If shareholders of Cash Management approve the Cash Management Agreement and other closing conditions are satisfied, Cash Management will transfer all of its portfolio securities and substantially all of its other assets to Money Market. In exchange, AFG will issue directly to the Class A and Class C shareholders of Cash Management, Cash Reserve shares of Money Market with an aggregate value equal to the Cash Management assets transferred in connection with the transaction, as determined by using Money Market's valuation methodology. Shareholders will not pay any sales charge in connection with the Cash Management Reorganization. Promptly after the acquisition by Money Market of such securities and other assets, AAFI will take steps to pay any outstanding liabilities of Cash Management and Cash Management's status as a designated series of AAFI will be terminated. Any assets held by Cash Management after the Cash Management Reorganization that are not used by AAFI to discharge the debts of that fund will be distributed to its shareholders as a dividend, although none is expected. It is expected that the value of each shareholder's account with Money Market immediately after the Cash Management Reorganization will be the same as the value of such shareholder's account with Cash Management immediately prior to the Cash Management Reorganizations. A copy of the Cash Management Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreements - Transfer of Assets and Liabilities" below.

                   Cash Management is to receive an opinion of Ballard Spahr Andrews & Ingersoll to the effect that the Cash Management Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, it is expected that shareholders will not have to pay Federal income taxes as a result of the Cash Management Reorganization. See "Additional Information About the Agreements - Federal Tax Consequences" below.

                   Money Market is a diversified investment portfolio of AFG, an open-end series management investment company registered under the 1940 Act. The principal offices of AFG are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 (telephone: (800) 347-4246).

INCOME FUND REORGANIZATION

                   The Income Fund Agreement and the Income Fund Reorganization will result in the combination of Income Fund and Intermediate Government. Income Fund is a portfolio of AAFI, a Maryland corporation. Intermediate Government is a portfolio of AFG, a Delaware business trust. If shareholders of Income Fund approve the Income Fund Agreement and other closing conditions are satisfied, Income Fund will transfer all of its portfolio securities and substantially all of its other assets to Intermediate Government. In exchange, AFG will issue directly to the Class A shareholders of Income Fund Class A shares of Intermediate Government, and to the Class C shareholders of Income Fund Class C shares of Intermediate Government, each with an aggregate value equal to the Income Fund assets attributable to such class transferred in connection with the reorganization, as determined by using Intermediate Government's valuation methodology. Shareholders will not pay any sales charge in connection with the Income Fund Reorganization. Promptly after the acquisition by Intermediate Government of such securities and other assets, AAFI will take steps to pay any outstanding liabilities of Income Fund, and Income Fund's status as a designated series of AAFI will be terminated. Any assets held by Income Fund after the Income Fund Reorganization that are not used by AAFI to discharge the debts of that fund will be distributed to its shareholders as a dividend, although none is expected. It is expected that the value of each shareholder's account with Intermediate Government immediately after the Income Fund Reorganization will be the same as the value of such shareholders' account with Income Fund immediately prior to the Income Fund Reorganization. A copy of the Income Fund Agreements attached as Appendix II to this Proxy Statement/Prospectus. See "Additional Information About the Agreements - Transfer of Assets and Liabilities" below.

                   Income Fund is to receive an opinion of Ballard Spahr Andrews & Ingersoll to the effect that the Income Fund Reorganization will constitute a tax-free reorganization for Federal Income tax purposes.

                   Intermediate Government is a diversified investment portfolios of AFG, an open-end series management investment company registered under the 1940 Act. The principal offices of AFG are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 (telephone: (800) 347-4246).

COMPARISON OF MONEY MARKET AND CASH MANAGEMENT

                   Investment Objective and Policies

                   The investment objectives of Money Market and Cash Management are very similar, and the types of securities the two funds purchase to achieve their objectives are very similar also. The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The investment objective of Cash Management is to achieve as high a level of current income, without regard to federal income tax considerations, as is consistent with the preservation of capital and the maintenance of liquidity. Both Money Market and Cash Management comply with the requirements of Rule 2a-7 under the 1940 Act, which generally restrict each fund's investments to high quality short-term liquid securities that are determined to present minimal credit risk, and set specific limits on the fund's dollar-weighted average portfolio maturity. Both are designed as cash management alternatives for retail shareholders and maintain a stable $1.00 net asset value. See "Comparison of Investment Objectives and Policies" below.

                   Performance

                   Set forth below are average annual total returns for the periods indicated for each of Money Market and Cash Management. Average annual total return figures do not take into account sales charges paid by an investor.

                                        Money Market                 Cash Management
                                 Cash Reserve Shares          Class A and Class C Shares
                                 -------------------          --------------------------
1 Year Ended December 31, 1996          4.41%                       4.48%
3 Years Ended December 31, 1996         4.30%                       3.83%

            Distribution

            Shares of Money Market and Cash Management are both distributed through AIM Distributors' nationwide distribution network which consists of more than 2,500 broker-dealers and institutions located throughout the United States. AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as the distributor of the Cash Reserve shares of Money Market and of the Class A and Class C shares of Cash Management. AFG has adopted a plan pursuant to Rule 12b-1 under the 1940 Act under which AFG may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of Money Market on an annualized basis for the purpose of financing any activity that is primarily intended to result in the sale of Cash Reserve shares of Money Market. Cash Management is not subject to a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Because Money Market pays a Rule 12b-1 fee, its distribution arrangements allow for greater opportunity for Money Market to increase in size and to benefit from corresponding lower expense ratios and potential for diversification as compared to Cash Management.

            Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Cash Reserve shares of Money Market and for the Class A and Class C shares of Cash Management for the fiscal year ended December 31, 1996. Expense Ratios are shown after any voluntary fee waivers and expense reimbursements.

                                                                                  Cash Management
                                                           Money Market             Class A and
                                                        Cash Reserve Shares      Class C Shares(1)
                                                        -------------------      --------------
ANNUAL OPERATING EXPENSES (AS A % OF NET ASSETS)
 (AFTER FEE WAIVERS OR EXPENSE
 REIMBURSEMENTS, IF ANY)
Management fees . . . . . . . . . . . . . . . . .                0.55%                  0.50%
Rule 12b-1 distribution plan
 payments . . . . . . . . . . . . . . . . . . . .                0.25                   0.00
All other expenses  . . . . . . . . . . . . . . .                0.28                   0.45
                                                                 ----                   ----

Total fund operating expenses . . . . . . . . . .                1.08%                  0.95%
                                                                 =====                  =====

(1) Class A shares did not exist for this fiscal year although it is estimated that the expense ratio would be the same as Class C shares.

         Sales Charges

         No sales charges are applicable to the Cash Management Reorganization.

         Money Market

         Cash Reserve shares of Money Market, which will be issued to Cash Management shareholders pursuant to the Cash Management Agreement, are sold at net asset value without an initial sales charge or a CDSC. The Cash Reserve shares pay AIM Distributors a 0.25% Rule 12b-1 fee for distribution services. Cash Reserve shares of Money Market may be exchanged for a Class A shares of other AIM Funds (except for Class A shares of Money Market). Prior to consummation of the Cash Management Reorganization Money Market expects to offer a new exchange option enabling shareholders of Cash Reserve shares to exchange their shares for Class C shares of AIM Funds. Shareholders of Class C shares of the AIM Funds are subject to a CDSC of up to 1.00% and a Rule 12b-1 fee of 1.00%. For more information, see the Investor's Guide to The AIM Family of Funds--Registered Trademark-- in the attached AFG Prospectus.

         In addition to the Cash Reserve shares, Money Market offers for sale to the public other classes of its shares. The availability of other classes of shares gives potential new investor additional options in selecting a suitable investment and allows for wider distribution of Money Market as compared to Cash Management.

         Cash Management

         The Class A and Class C shares of Cash Management (the only existing classes of shares) are sold at net asset value, without imposition of an initial sales charge or a CDSC. Under limited circumstances, a CDSC may be assessed against redemptions of Class C shares of Cash Management if such shares were purchased by exchange of shares from another of the AIM Funds and held less than one year. Cash Management is not subject to a distribution plan under Rule 12b-1.

COMPARISON OF INTERMEDIATE GOVERNMENT AND INCOME FUND

         Investment Objective and Policies

         The investment objectives of Intermediate Government and Income Fund are similar, although the types of securities the two funds purchase to achieve their objectives differ in minor respects. The investment objective of Intermediate Government is to achieve a high level of current income consistent with reasonable concern for safety of principal. Intermediate Government seeks to achieve that objective by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed, or otherwise backed by the United States Government. Intermediate Government purchases primarily fixed-rate securities, including, but not limited to, high coupon U.
S. Government Agency mortgage-backed securities which provide a higher coupon at the time of purchase than the then prevailing market rate yield. Intermediate Government maintains a dollar-weighted average portfolio maturity of between three and ten years. The investment objective of Income Fund is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. During normal market conditions, at least 65% of Income Fund's investments will consist of income producing securities. Income Fund invests primarily in U. S. Government obligations and carefully selected fixed income corporate obligations considered to be of investment grade quality. Income Fund may invest up to 35% of its assets in mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations, which carry a guarantee from an agency of the U. S. Government or a private issuer of the timely payment of principal and interest or, in the case of unrated securities, are considered to be investment grade quality. See "Comparison of Investment Objectives and Policies" below.


          Both Intermediate Government and Income Fund invest in U.S. Government obligations, U.S. Government Agency mortgage-backed securities and repurchase agreements. Income Fund is permitted to invest in debt securities rated Baa/BBB, or unrated corporate obligations of a quality at least equal to such rating. These obligations may have speculative characteristics and are subject to increased credit and market risks. In addition, each fund may engage in futures contracts and options on futures contracts for hedging purposes. Income Fund's investment policies and restrictions permit Income Fund to invest in a wider variety of securities than is permitted under Intermediate Government's investment policies and restrictions. AIM believes that although this ability provides Income Fund with greater flexibility to take advantage of valuable market opportunities, it also introduces a potentially volatile aspect to Income Fund. For a more detailed discussion of the investment practices of Money Market and Income Fund, see "Comparison of Investment Objectives and Policies" below.

         Performance

         Set forth below are average annual total returns for the periods indicated for each of Intermediate Government and Income Fund. Average annual total return figures do not take into account sale charges paid by an investor.

                                            Intermediate Government           Income Fund
                                                Class A Shares*             Class C Shares**
                                               -----------------            ----------------
1 Year Ended December 31, 1996                      2.35%                       (1.23%)
3 Years Ended December 31, 1996                     4.74%                        5.52%


* Class C shares did not exist for these fiscal years.
** Class A shares did not exist for these fiscal years.

            Distribution

            Both Intermediate Government's and Income Fund's shares are distributed through AIM Distributors' nationwide distribution network which consists of more than 2,500 broker-dealers and institutions located throughout the United States. AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as the distributor of the Class A and Class C shares of Intermediate Government and the Class A and Class C shares of Income Fund. AFG has adopted a plan pursuant to Rule 12b-1 under the 1940 Act under which AFG may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares, of Intermediate Government on an annualized basis for the purpose of financing any activity that is intended to result in the sale of Class A or Class C shares of Intermediate Government. AAFI has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Income Fund currently compensates AIM Distributors an aggregate amount of 0.25% of the average daily net assets of the Class A shares and 0.60% of the average daily net assets of the Class C shares of Income Fund on an annualized basis for the purpose of financing any activity that is intended to result in the sale of Class A or Class C shares of Income Fund. The additional 0.40% payable under Intermediate Government's Rule 12b- 1 plan for its Class C shares enables AIM Distributors to distribute the Class C shares of Intermediate Government more widely, which allows for greater opportunity for Intermediate Government to increase in size and to benefit from corresponding lower expense ratios as compared to Income Fund.

            Set forth below is a comparison of Expense Ratio for the Class A shares and Class C shares of each of Intermediate Government and Income Fund for the fiscal year ended December 31, 1996. Expense Ratios are shown after any voluntary fee waivers and expense reimbursements.

                                     Intermediate Government             Income Fund
                                     -----------------------             -----------

                                     Class A          Class C              Class A            Class C
                                     Shares            Shares              Shares(1)          Shares(1)
                                     ------            -------             ------             ------
ANNUAL OPERATING EXPENSES
 (AS A % OF NET ASSETS)
 (AFTER FEE WAIVERS OR EXPENSE
 REIMBURSEMENTS, IF ANY)
Management Fees . . . . . . . . . .     0.48%             0.48%               0.40%             0.40%
Rule 12b-1 distribution plan
 payments . . . . . . . . . . . . .     0.25%             1.00%               0.25%             0.60%

All other expenses. . . . . . . . .     0.27%             0.28%               0.45%             0.45%
                                        -----             -----               -----             -----

Total fund operating
 expenses . . . . . . . . . . . . .     1.00%             1.76%               1.10%             1.45%
                                        =====             =====               =====             =====


            The information in the following chart indicates applicable fees for Income Fund without fee waivers; but giving effect to certain expense reimbursements:

                                                                     Income Fund
                                                                     -----------

                                                                Class A         Class C
ANNUAL OPERATING EXPENSES (AS A % OF NET ASSETS)                Shares          Shares
 (WITHOUT FEE WAIVERS BUT AFTER EXPENSE                         ------          -------
 REIMBURSEMENTS)
Management fees                                                 0.65%           0.65%
Rule 12b-1 distribution plan payments                           0.25%           0.60%

All other expenses                                              0.51%           0.51%
                                                                -----           -----

Total fund operating expenses                                   1.41%           1.76%
                                                                =====           =====

(1) Class C shares did not exist for this fiscal year, however the Expense Ratio for Class B shares indicates what the applicable expense ratio for Class C shares would have been for Class C shares, assuming no redemption of shares.
(2) With voluntary advisory fee limitation of 0.40% in effect through September 30, 1998. Additionally, certain expenses aggregating $72,341 were voluntarily absorbed by Income Fund's sub-advisor.
(3) Class A shares did not exist for this fiscal year. Expense ratios shown for Class A shares are estimates for the year ended December 31, 1996.

         As a result of 12b-1 distribution plan payments, a long-term shareholder of either Intermediate Government or Income Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc., although it is estimated that it would require a substantial number of years to exceed such maximum charges.

         Despite the higher Rule 12b-1 fee, the total fund operating expenses for Intermediate Government's Class C shares is the same as Income Fund's Class C shares total fund operating expenses would have been without the advisory fee waiver. The waiver is in effect through September 30, 1998.

         Sale Charges

         No sales charges are applicable to the Income Fund Reorganization.

         Intermediate Government

         Class A shares of Intermediate Government may be purchased at their net asset value plus an initial sales charge. The sales charge represents a percentage of the offering price, and decreases from 4.75% of the offering price to 2.00% of the offering price on purchases of under $1 million. A Rule 12b-1 fee of 0.25% applies to Class A shares. Certain categories of Intermediate Government shareholders may purchase shares of the fund at net asset value without the imposition of a sales charge. In addition, purchases of Class A share of Intermediate Government of $1 million or more may be made at net asset value, subject to a CDSC of 1.00% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total cost such shares if the shares are redeemed prior to 18 months from the date of purchase. Intermediate Government's Class C shares are subject to a CDSC of 1.00% and a Rule 12b-1 fee of 1.00%. For more information, see the Investor's Guide to The AIM Family of Funds--Registered Trademark-- in the attached AFG Prospectus.

         In addition to Class A and Class C shares, Intermediate Government offers Class B shares for sale to the public. The availability of another additional class of shares gives investors an additional option in selecting a suitable investment and allows for wider distribution of Intermediate Government as compared to Income Fund.

         Income Fund

         Class A shares of Income Fund may be purchased in their net asset value plus an initial sales charge. The sales charge represents a percentage of the offering price, and decreases from 4.75% of the offering price to 2.00% of the offering price on purchases of under $1 million. A 0.25% Rule 12b-1 fee also applies. Certain categories of Intermediate Government shareholders may purchase shares of the fund at net asset value without the imposition of a sales charge. In addition, purchases of Class A share of Income Fund of $1 million or more may be made at net asset value, subject to a CDSC of 1.00% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total cost of such shares if the shares are redeemed prior to 18 months from the date of purchase. Income Fund's Class C shares are subject to a CDSC of 0.60% and a Rule 12b-1 fee of 0.60%. For more information, see the Investor's Guide to The AIM Family of Funds--Registered Trademark-- in the attached AFG Prospectus.

RISK FACTORS

         Intermediate Government

         Securities Issued on a When Issued or Delayed Delivery Basis. Intermediate Government may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Intermediate Government also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. Intermediate Government will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the fund may sell these securities before the settlement date if it is deemed advisable.

         Investment in securities on a when-issued or delayed delivery basis may increase Intermediate Government's exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if Intermediate Government must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the fund relies on the other party to complete the transaction. If the transaction is not completed, the fund may miss a price or yield considered to be advantageous. Intermediate Government will employ techniques designed to reduce such risks. If a fund purchases a when- issued security, the fund's custodian bank will segregate cash or other high grade securities in an amount equal to the when-issued commitment. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the fund's when- issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information attached as Appendix I to the Statement of Additional Information.

         Illiquid Securities. Intermediate Government may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the fund from disposing of them promptly at reasonable prices. Intermediate Government may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. AFG's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the fund's monitoring AIM's implementation of the guidelines and procedures.

         Income Fund

         Mortgage-Related Securities. Income Fund may invest in mortgage pass-through securities and collateralized mortgage obligations ("CMO").

         Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans in which payment of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Payment of principal and interest on some mortgage pass-through securities may be guaranteed as to principal and interest (but not as to market value) by the full faith and credit of the U. S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which, while not supported by the full faith and credit of the U.S. Government, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligation).

         CMOs - are securities which are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA, or FHLMC. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes will receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by Income Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying Income Fund's diversification tests.

         Intermediate Government and Income Fund

         Interest Rate Futures Contracts and Related Options. Each of Intermediate Government and Income Fund may purchase and sell interest rate futures contracts or purchase and sell options thereon in order to hedge the value of their respective portfolios against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Generally, a fund may elect to close a position in a futures contract by taking an opposite position which will terminate the fund's position in the futures contract.

         There are risks associated with investments in stock index futures contracts, interest rate futures contracts, and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a fund's portfolio may differ substantially from the changes anticipated by the fund when hedged positions were established and unanticipated price movements in a futures contract may result in a loss substantially greater than a fund's initial investment in such contract. Successful use of futures contracts and related options is depended upon the advisor's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that the advisor's judgment in this respect will be correct.

         No fund may purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would exceed 5% of the market value of the fund's total assets.

         Intermediate Government may sell call options. Income Fund may purchase and write put and call options on securities. The purpose of engaging in put and call transactions is to hedge against changes in the market value of the fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions and to close out or offset existing positions in such options or futures contracts as described below. Neither fund will engage in such transactions for speculative purposes.

         Intermediate Government may write a call option and Income Fund may write a call or put option only if the option is "covered" by the fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the fund's obligation as writer of the option. The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, where a put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a fund may be unable to close out a position.

         Repurchase Agreements. Each of Intermediate Government and Income Fund may engage in repurchase agreements. A repurchase agreement, which may be considered a "loan" under the 1940 Act is a transaction in which a fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management this risk is not material; if the seller default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral, equal or in excess of 100% of the repurchase agreement, will be held by the custodian for the particular fund's assets. Repurchase agreement carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the fund if the other party to the repurchase agreement becomes insolvent. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular fund would suffer a loss. It is intended for these funds to enter into repurchase agreements with commercial banks and securities dealers. The Board of Directors/Trustees will monitor the creditworthiness of such entities.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

         Money Market

         The investment objective of Money Market is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

         Cash Management

         Cash Management's investment objective is to achieve as high a level of current income, without regard to Federal income tax considerations, as is consistent with the preservation of capital and the maintenance of liquidity.

         Intermediate Government

         The investment objective of Intermediate Government is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed or otherwise backed by the United States Government.

         Income Fund

         Income Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to Federal income tax considerations. During normal market conditions at least 65% of Income Fund's investments will consist of income-producing securities.

INVESTMENT POLICIES

         Money Market

         Money Market intends to invest in money market instruments such as banker's acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper, all of which will be denominated in U. S. dollars (referred to collectively as "Money Market Instruments") and U. S. Government direct obligations and U. S. Government agencies' securities. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U. S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to the AFG Prospectus attached hereto.

         Money Market may invest in other types of Money Market Instruments not prohibited by its investment restrictions, if approved by the trustees. Money Market will not invest in instruments maturing more than 397 days from the date of investment, and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

         Money Market will limit investments in Money Market Instruments to those which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs"), or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards.

         Money Market must also comply with the requirements of Rule 2a-7 under the 1940 Act, which govern the operations of money market funds and may be more restrictive than Money Market's restrictions. If any of the fund's policies and restrictions are more restrictive than Rule 2a-7, such policies and restrictions will be followed.

         Money Market will normally hold portfolio securities to maturity but may dispose of such securities prior to maturity if AIM believes such disposition advisable. Investing in Money Market Instruments of short maturity and/or actively managing its portfolio will result in a large number of transactions, but since the costs of these transactions are small, they are not expected to have a significant effect on net asset value or yield.

         Cash Management

         Cash Management seeks to achieve its objective through investment in a diversified portfolio of high-quality, short-term Money Market Instruments, obligations issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities and corporate obligations. Cash Management may also place a portion of its assets in interest-bearing accounts with qualifying banks provided Cash Management is free to withdraw its assets at any time without suffering any interest reduction or other penalty. Because Cash Management invests in high-quality, short-term debt obligations, its ability to achieve a high level of current income is limited in comparison to mutual funds that invest in securities which present a greater credit risk.

         Cash Management also complies with the requirements of Rule 2a-7 under the 1940 Act.

         Intermediate Government

         The Government securities which may be purchased by Intermediate Government include but are not limited to (1) U. S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of GNMA, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the FNMA, the Federal Home Loan Bank and the U. S. Postal Service, or (c) the credit of the agency or instrumentality, such as obligations of the FHLMC and Federal Farm Credit System. Although their close relationship with the U. S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. Accordingly, such securities may involve risk of loss of principal and interest; however, historically there have not been any defaults of such issues. For a listing of some of the types of Agency Securities in which Intermediate Government may invest, see Appendix B to the AFG Prospectus, attached hereto. Intermediate Government may also invest in U. S. Government agency mortgage-backed securities. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years.

         Intermediate Government purchases primarily fixed-rate securities, including but not limited to high coupon U. S. Government agency mortgage-backed securities, which provide a higher coupon at the time of purchase than the then prevailing market rate yield. The price of high coupon
U. S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. Intermediate Government may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from securities.

         The composition and weighted average maturity of Intermediate Government's portfolio will vary from time to time, based upon AIM's determination of how best to achieve Intermediate Government's investment objective. Intermediate Government may invest in U.S. Government securities of all maturities, short-term, intermediate-term and long-term. Intermediate Government will maintain a dollar-weighted average portfolio maturity of between three and ten years. This policy regarding portfolio maturity is a non-fundamental policy of Intermediate Government.

         Income Fund

         The Income Fund hopes to achieve its goal of capital appreciation by selecting fixed income obligations which INVESCO Capital Management Inc. ("ICM"), Income Fund's sub-advisor, believes are of a higher quality than has been generally recognized by the market place. If ICM's analysis is correct in these cases, the value of these obligations should increase as the marketplace recognizes the higher quality of the obligations. ICM intends to identify investments which it believes to be under-rated (and therefore higher yielding) in light of, among other things, historic and current financial condition of the issuer, current and anticipated cash flow and borrowing requirement, strength of management, responsiveness to business conditions, credit standing and historic and current results of operations. Investors should note that investments in fixed income obligations will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of fixed income obligations in which the fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

         Securities in which Income Fund invests consist primarily of U. S. Government obligations and carefully selected fixed income corporate obligations which ICM considers to be of investment grade quality. Income Fund invests only in those corporate obligations which in ICM's opinion have the investment characteristics described by Moody's Investors Service, Inc. ("Moody's") in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa and by Standard & Poor's Ratings Services ("S&P") in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. It is possible that the ability of the fund to achieve its objective of high total return could be diminished by its restriction on the use of non-investment grade corporate obligations. Investments in government obligations will include direct obligations of the U. S. Government, such as U. S. Treasury Bills, Notes and Bonds, obligations guaranteed by the U. S. Government, such as GNMA obligations, and obligations of U. S. Government authorities, agencies and instrumentalities, such as FNMA, Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank obligations.

         Income Fund may invest up to 35% of its assets in mortgage-backed securities, including mortgage pass-through securities and CMOs, which carry a guarantee from an agency of the U. S. Government or a private issuer of the timely payment of principal and interest or, in the case of unrated securities, are considered by the sub-advisor to be investment grade quality.

         Income Fund does not require that its investments in corporate obligations actually be rated by Moody's or S&P, and it may acquire such unrated obligations which in the opinion of ICM are of a quality at least equal to a rating of Baa by Moody's or BBB by S&P. With respect to investments in unrated obligations, the fund will rely more on ICM's judgment and experience than would be the case if Income Fund invested solely in rated obligations. Obligations rated Baa by Moody's or BBB by S&P may have speculative characteristics. A rating of Baa by Moody's indicates that the obligation is of "medium grade," neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. A rating of BBB by S&P indicates that the obligation is in the lowest "investment grade" security rating. Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Although such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than obligations in the top three "investment grade" categories. Both credit and market risks as described above are increased by investing in fixed income obligations rated Baa by Moody's and BBB by S&P.

         ICM will attempt to limit fluctuations in the market value of Income Fund by adopting a more defensive posture during periods of economic difficulty. During such periods Income Fund may acquire Treasury Bills and/or high quality short-term Money Market Instruments rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by ICM, at such times, and in such amounts, as in the opinion of ICM seems appropriate.

INVESTMENT RESTRICTIONS

Money Market and Cash Management

          There are some differences in the investment limitations applicable to Money Market and Cash Management. However, Money Market and Cash Management both are money market funds whose investment practices are circumscribed by the more restrictive requirements of Rule 2a-7 of the 1940 Act. Thus the differences in the investment restrictions of Money Market and Cash Management are not reflected in actual operations of the two funds.

Intermediate Government and Income Fund

         Set forth below are certain investment restrictions of Intermediate Government and Income Fund. The investment limitations of Intermediate Government and Income Fund are similar in many respects. Unless otherwise noted, the following investment restrictions are fundamental policies. Fundamental policies may not be changed without the approval of a majority of such fund's outstanding shares, as defined in the 1940 Act.

            The following chart summarizes the differences between the investment limitations of Intermediate Government and Income Fund:

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Futures                    Intermediate Government may purchase    Income Fund may not write, purchase
                             and sell interest rate futures          or sell puts, calls, straddles,
                             contracts or purchase and sell          spreads or combinations thereof,
                             options on futures contracts.           except for transactions in options,
                                                                     futures, and options on futures and
                                                                     transactions arising under swap
                                                                     agreements. Options on interest rate
                                                                     futures contracts and investments in
                                                                     initial margins will not exceed 5% of
                                                                     Income Fund's total assets. Covered
                                                                     call options and cash secured puts
                                                                     will not exceed 25% of Income Fund's
                                                                     total assets. This is not a
                                                                     fundamental policy.


  Short sales and            Intermediate Government may not make    Income Fund may not make short sales
  purchases of securities    short sales of securities or            of securities, but it may purchase or
  on margin                  purchase securities on margin, but      sell options on futures and write,
                             it may obtain such short-term           purchase and sell puts and calls.
                             credits as are necessary for the        Income Fund may not purchase
                             clearance of purchases and sales of     securities on margin except that it
                             securities and may make margin          may obtain such short-term credit as
                             payments in connection with             may be necessary for the clearance of
                             transactions in financial futures       purchases and sales of portfolio
                             contracts and options thereon.          securities.

  Illiquid securities        Intermediate Government may not         Income Fund may not invest in
                             invest more that 15% of its average     securities for which there are legal
                             net assets at the time of purchase      or contractual restrictions on
                             in investments which are not readily    resale, if more than 2% of the value
                             marketable. This is not a               of its total assets would be invested
                             fundamental policy.                     in such securities, or invest in
                                                                     securities for which there is no
                                                                     readily available market, if more
                                                                     than 5% of the value of its total
                                                                     assets would be invested in such
                                                                     securities. In determining securities
                                                                     subject to this 5% restriction,
                                                                     Income Fund will include repurchase
                                                                     agreements maturing in more than
                                                                     seven days.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Securities of one          Intermediate Government may not         With respect to 100% of Income Fund's
  issuer                     purchase the securities of any          assets, the fund may not invest in
                             issuer if such purchase would cause     the securities of any one issuer,
                             more than 5% of the value of its        other than obligations of, or
                             assets to be invested in the            guaranteed by, the U.S. Government,
                             securities of such issuer (except       its agencies, authorities or
                             U.S. Government Securities,             instrumentalities, if immediately
                             including securities issued by its      after such investment more than 5% of
                             agencies and instrumentalities and      the value of Income Fund's total
                             except that Intermediate Government     assets, taken at market value, would
                             may purchase securities of other        be invested in such issuer or more
                             investment companies to the extent      than 10% of such issuer's outstanding
                             permitted by applicable law or          voting securities would be owned by
                             exemptive order). Intermediate          such fund.
                             Government may not purchase the
                             securities of any issuer if such
                             purchase would cause more than 5% of
                             the voting securities, or more than
                             10% of the securities of any class
                             of such issuer, to be held by
                             Intermediate Government (except U.
                             S. Securities, including securities
                             issued by its agencies and
                             instrumentalities) and except that
                             Intermediate Government may purchase
                             securities of other investment
                             companies to the extent permitted by
                             applicable law or exemptive order.

  Issue senior securities    No corresponding restriction. (1940     Income Fund may not issue any class
                             Act restriction prohibiting funds       of senior securities.
                             from issuing senior securities
                             without appropriate disclosure
                             applies, barring Intermediate
                             Government from such issuance)

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Loans                      Intermediate Government may not make    Income Fund may not make loans to
                             loans, except (a) through the           other persons, provided that it may
                             purchase of a portion of an issue of    purchase debt obligations consistent
                             bonds or other obligations of types     with its investment objectives and
                             commonly offered publicly and           policies and may lend limited amounts
                             purchased by financial institutions,    (not to exceed 15% of total assets)
                             (b) through the purchase of short-      of its portfolio securities to
                             term obligations (maturing within a     broker-dealers or other institutional
                             year), including repurchase             investors.
                             agreements, and (c) Intermediate
                             Government may lend its portfolio
                             securities, provided that the value
                             of the securities loaned does not
                             exceed 33-1/3% of a Intermediate
                             Government's total assets.

  Industry concentration     Intermediate Government may not         Income Fund may not invest in the
                             concentrate 25% or more of its          securities of issuers conducting
                             investments in a particular             their principal business activity in
                             industry.                               the same industry, if immediately
                                                                     after such investment the value of
                                                                     its investments in such industry
                                                                     would exceed 25% of the value of
                                                                     Income Fund's total assets; provided,
                                                                     however, that this limitation does
                                                                     not apply to Income Fund's
                                                                     investments in obligations issued or
                                                                     guaranteed by the U.S. Government,
                                                                     its agencies, authorities or
                                                                     instrumentalities.

  Underwriting               Intermediate Government may not act     Income Fund may not underwrite
                             as a securities underwriter.            securities of other issuers except
                                                                     insofar as it may technically be
                                                                     deemed an "underwriter" under the
                                                                     Securities Act of 1933, in connection
                                                                     with the disposition of portfolio
                                                                     securities.
  Oil, gas or other          Intermediate Government shall not       Income Fund may not purchase or sell
  mineral exploration or     invest in oil, gas or mineral           interests in oil, gas or other
  development                leases. This is not a fundamental       mineral leases or exploration or
                             policy.                                 development programs. Income Fund,
                                                                     however, may purchase or sell
                                                                     securities issued by entities which
                                                                     invest in such interests. This is not
                                                                     a fundamental policy.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Real Estate                Intermediate Government may not         Income Fund may not purchase or sell
                             invest in real estate, although         real estate or interests in real
                             Intermediate Government may purchase    estate. Income Fund may invest in
                             securities secured by real estate or    securities secured by real estate or
                             interests therein or issued by          interests therein or issued by
                             issuers which invest in real estate.    companies, including real estate
                                                                     investment trusts, which invest in
                                                                     real estate or interests therein.

  Borrowing                  Intermediate Government may not         Income Fund may not borrow money
                             borrow money or mortgage, pledge, or    except borrowings from banks for
                             hypothecate its assets, except that     temporary or emergency purposes not
                             Intermediate Government may enter       in excess of 5% of the value of its
                             into financial futures contracts,       total assets at the time the
                             and except that Intermediate            borrowing is made. Income Fund may
                             Government may borrow from banks to     not mortgage, pledge, hypothecate or
                             pay for redemptions and for             in any manner transfer as security
                             temporary purposes in an amount not     for indebtedness any securities owned
                             exceeding one-third of the value of     or held except to an extent not
                             its total assets (including the         greater than 5% of the value of
                             amount of such borrowings) less its     Income Fund's total assets.
                             liabilities (excluding the amount of
                             such borrowings) and may secure such
                             borrowings by pledging up to
                             one-third of the value of its total
                             assets. For the purpose of this
                             restriction, collateral arrangements
                             with respect to margin for a
                             financial futures contract are not
                             deemed to be a pledge of assets.
                             Intermediate Government will not
                             purchase securities while borrowings
                             in an amount in excess of 5% of its
                             total assets are outstanding.


  Commodities                Intermediate Government may not buy     Income Fund will not purchase or sell
                             or sell commodities or commodity        commodities or commodities contracts
                             contracts, although Intermediate        except for purchases and sales of
                             Government may purchase and sell        options and futures and options on
                             financial futures contracts and         futures on underlying financial
                             options thereon.                        instruments.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Puts and calls             Intermediate Government may not         Income Fund is permitted to write or
                             invest in puts, calls, straddles,       invest in put or call options.
                             spreads or any combination thereof,
                             except, however, that Intermediate
                             Government may purchase and sell
                             options on financial futures
                             contracts and may sell covered call
                             options. Intermediate Government may
                             not, as a non-fundamental
                             restriction, write a covered call
                             option if, immediately thereafter,
                             the aggregate value of the
                             securities underlying all such
                             options, determined as of the date
                             the options were written, would
                             exceed 5% of the net assets of
                             Intermediate Government.

  Investment in non-         No corresponding restriction.           Income Fund may not invest in non-
  income producing                                                   income producing securities if
  securities                                                         immediately after such investment
                                                                     more than 35% of the value of its
                                                                     total assets would be invested in
                                                                     such securities. However, as an
                                                                     operating policy, Income Fund does
                                                                     not intend to invest in non-income
                                                                     producing securities.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Warrants                   No corresponding restriction.           To the extent Income Fund invests in
                                                                     warrants, its investment in warrants,
                                                                     valued at the lower of cost or
                                                                     market, may not exceed 5% of the
                                                                     value of Income Fund's net assets.
                                                                     Included within that amount, but not
                                                                     to exceed 2% of the value of Income
                                                                     Fund's net assets, may be warrants
                                                                     which are not listed on the New York
                                                                     or American Stock Exchanges. Warrants
                                                                     acquired by Income Fund as part of a
                                                                     unit or attached to securities may be
                                                                     deemed to be without value.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Investment companies       Intermediate Government may purchase    Income Fund may not purchase
                             securities of other investment          securities of other investment
                             companies to the extent permitted by    companies except (a) in connection
                             applicable law or exemptive order.      with a merger, consolidation,
                                                                     acquisition or reorganization; or
                                                                     (b) by purchase in the open market of
                                                                     securities of other investment
                                                                     companies involving only customary
                                                                     brokers' commissions and only if
                                                                     immediately thereafter (i) no more
                                                                     than 3% of the voting securities of
                                                                     any one investment company are owned
                                                                     by Income Fund, (ii) no more than 5%
                                                                     of the value of the total assets of
                                                                     Income Fund would be invested in any
                                                                     one investment company, and (iii) no
                                                                     more than 10% of the value of the
                                                                     total assets of Income Fund would be
                                                                     invested in the securities of such
                                                                     investment companies. A portion of
                                                                     Income Fund's cash may be invested
                                                                     from time to time in investment
                                                                     companies which AIM or the
                                                                     sub-advisor serves as investment
                                                                     advisor; provided that no management
                                                                     or distribution fee will be charged
                                                                     by AIM or the sub-advisor with
                                                                     respect to any such assets so
                                                                     invested and provided further that at
                                                                     no time will more than 3% of Income
                                                                     Fund's assets be so invested. Should
                                                                     Income Fund purchase securities of
                                                                     other investment companies,
                                                                     shareholders may incur additional
                                                                     management, advisory and distribution
                                                                     fees.

  Investment Restriction     Intermediate Government                 Income Fund
  ----------------------     -----------------------                 -----------
  Investing for control      Intermediate Government may not         Income Fund may not invest in
                             invest for the purpose of               companies for the purpose of
                             influencing management or exercising    exercising control or management.
                             control, except that Intermediate
                             Government may purchase securities
                             of other investment companies to the
                             extent permitted by applicable law
                             or exemptive order. This is not a
                             fundamental policy.

  Unseasoned issuers         Intermediate Government may not         Income Fund may not invest more than
                             purchase securities of any company      5% of its total assets in securities
                             with a record of less than three        of companies having a record,
                             years of continuous operation           together with predecessors, of less
                             (including that of predecessors) if     than three years continuous
                             such purchase would cause               operation. This is not a fundamental
                             Intermediate Government's aggregate     policy.
                             investments in all such companies
                             taken at cost to exceed 5% of its
                             total assets taken at market value.
                             This is not a fundamental policy.

  Purchase of securities     Intermediate Government may not         Income Fund may not purchase or
  of issuers owned by        purchase or retain the securities of    retain the securities of any issuer
  officers or directors      any issuer, if the officers and         if any individual officer or director
  of advisors or             trustees of AFG, or officers and        of Income Fund, AIM or sub-advisor,
  distributors               directors of AIM who own                or any subsidiary thereof owns
                             beneficially more than 1/2 of 1% of     individually more than 0.5% of the
                             the securities of such issuer,          securities of that issuer and all
                             together own more than 5% of the        such officers and directors together
                             securities of such issuer. This is      own more than 5% of the securities of
                             not a fundamental policy.               that issuer. This is not a
                                                                     fundamental policy.
  Securities of foreign      No corresponding restrictions.          Income Fund may not invest more than
  issuers                                                            10% of the value of its total assets
                                                                     in securities of foreign issuers.
                                                                     This is not a fundamental policy.


PORTFOLIO MANAGERS

            AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including Money Market and Intermediate Government. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of Intermediate Government and their titles, if any, with AIM or its subsidiaries and AFG, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

            Karen Dunn Kelley is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), Vice President of AIM and of AFG and has been responsible for Intermediate Government since 1992. Ms. Kelley has been associated with AIM and/or its subsidiaries since 1989 and has a total of 15 years of experience as an investment professional. Meggan Walsh is Vice President of AIM Capital and has been responsible for Intermediate Government since 1992. Ms. Walsh has been associated with AIM and/or its subsidiaries since 1991 and has 10 years of experience as an investment professional. Paula
A. Permenter has been responsible for Intermediate Government since 1996. Ms. Permenter has been associated with AIM and/or its subsidiaries since 1996 and has 11 years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc.

            See the discussion relating to portfolio managers under "Management
- Portfolio Managers - Income Fund" set forth in the AFG Prospectus.

                             FINANCIAL INFORMATION

         Money Market

         Shown below are the financial highlights for a Cash Reserve share outstanding during the six months ended June 30, 1997, each of the years in the three-year period ended December 31, 1996 and the period October 16, 1993 (date operations commenced) through December 31, 1993.


                                                                                                           OCT. 16 -
                                                                                 DECEMBER 31               DEC. 31
                                                   JUNE 30,         ---------------------------------------
                                                    1997              1996          1995        1994        1993
                                                  --------          --------      --------     --------    --------
Net asset value, beginning of period............  $   1.00          $   1.00      $   1.00     $   1.00    $   1.00
                                                  --------          --------      --------     --------    --------
Income from operations:
  Net investment income ........................    0.0220            0.0433        0.0493       0.0337      0.0048
                                                  --------          --------      --------     --------    --------
Less distributions:
  Dividends(from net investment income..........   (0.0220)          (0.0433)      (0.0493)     (0.0337)    (0.0048)
                                                  --------          --------      --------     --------    --------

Net asset value, end of period..................  $   1.00          $   1.00      $   1.00     $   1.00    $   1.00
                                                  ========          ========      ========     ========    ========

Total return (a)................................      4.49%             4.41%         5.04%        3.42%       2.27%(d)
                                                  ========          ========      ========     ========    ========

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted).......  $466,235          $315,470      $293,450     $359,952    $241,778
                                                  ========          ========      ========     ========    ========

  Ratio of expenses to average net
  assets........................................      1.08%(b)(c)       1.08%         1.04%        0.99%(d)    1.00%(a) (d)
                                                  ========          ========      ========     ========    ========

  Ratio of net investment income to
  average net assets............................      4.45%(b)          4.32%         4.92%        3.49%(d)    2.27%(a) (d)
                                                  ========          ========      ========     ========    ========

----------------

(a) Annualized.
(b) Ratios are annualized and based on average daily net assets of $402,433,762.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average daily net assets would have been the same.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements are 1.08% and 3.40% for 1994 and 1.20% (annualized) 2.07% (annualized) for 1993.

       Cash Management

       Shown below are financial highlights for a Class A share and Class C share outstanding during the six months ended June 30, 1997, and for a Class C share outstanding during each of the years in the ten-year period ended December 31, 1996.



                                                                      DECEMBER 31,
                                    JUNE 30,   ---------------------------------------------------------
                                         1997                  1996         1995       1994         1993
                               ----------------------        -------     -------     -------     -------
                               CLASS A        CLASS C
                               -------        -------
Net asset value, beginning
   of year .................   $  1.00        $  1.00        $  1.00     $  1.00     $  1.00     $  1.00
                               -------        -------        -------     -------     -------     -------

Investment operations:
  Net investment income ....      0.02           0.02           0.04        0.05        0.03        0.02
                               -------        -------        -------     -------     -------     -------

Distributions:
  Dividends (from net ......     (0.02)         (0.02)         (0.04)      (0.05)      (0.03)      (0.02)
                               -------        -------        -------     -------     -------     -------
   investment income)

Net asset value, end of year   $  1.00        $  1.00        $  1.00     $  1.00     $  1.00     $  1.00
                               =======        =======        =======     =======     =======     =======


Total return (a) ...........      2.23%(b)       2.23%(b)       4.48%       5.04%       3.30%       2.20%
                               =======        =======        =======     =======     =======     =======

  Ratios/Supplemental Data:
  Net assets, end of year
   (000's omitted) .........   $   136        $ 8,481        $15,946     $20,439     $15,212     $13,827
                               =======        =======        =======     =======     =======     =======


  Ratio of expenses to
  average net assets (c) ...      0.48%(b)       0.48%(b)       1.04%       1.00%       1.00%       0.95%
                               =======        =======        =======     =======     =======     =======

  Ratio of net investment
  income to average net
  asset(c) .................      2.23%(b)       2.23%(b)       4.36%       4.91%       3.23%       2.17%
                               =======        =======        =======     =======     =======     =======

                                 1992        1991        1990        1989        1988       1987
                               -------     -------     -------     -------     -------     -------
Net asset value, beginning
   of year .................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                               -------     -------     -------     -------     -------     -------

Investment operations:
  Net investment income ....      0.03        0.05        0.07        0.08        0.07        0.06
                               -------     -------     -------     -------     -------     -------

Distributions:
  Dividends (from net ......     (0.03)      (0.05)      (0.07)      (0.08)      (0.07)      (0.06)
                               -------     -------     -------     -------     -------     -------
   investment income)

Net asset value, end of year   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                               =======     =======     =======     =======     =======     =======


Total return (a) ...........      3.04%       5.08%       7.35%       8.63%       6.90%       5.67%
                               =======     =======     =======     =======     =======     =======

  Ratios/Supplemental Data:
  Net assets, end of year
   (000's omitted) .........   $20,431     $17,730     $20,701     $19,902     $32,309     $27,683
                               =======     =======     =======     =======     =======     =======


  Ratio of expenses to
  average net assets (c) ...      0.73%       1.00%       1.09%       1.00%       0.88%       1.25%
                               =======     =======     =======     =======     =======     =======

  Ratio of net investment
  income to average net
  asset(c) .................      2.94%       5.04%       7.11%       8.31%       6.90%       5.67%
                               =======     =======     =======     =======     =======     =======

----------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.
(c) The advisor prior to August 4, 1997, voluntarily absorbed certain expenses of the Fund aggregating $15,099, $38,925, $5,536, and $27,402 for 1993,
    1992, 1990 and 1989, respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 1.03%, 0.92%, 1.12%, and 1.11% for the above periods, respectively, and the ratio of net investment income to average net assets would have been 2.09%, 2.75%, 7.08%, and 8.20%, respectively.

            Intermediate Government

            Shown below are financial highlights for a Class A share outstanding during the six months ended June 30, 1997, and each of the years in the nine-year period ended December 1996, and the period April 28, 1987 (date operations commenced) through December 31, 1987.


                                                                                     DECEMBER 31,
                                          JUNE 30,        -----------------------------------------------------------------
                                            1997             1996          1995          1994         1993          1992(a)
                                         ---------        ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period .   $    9.28        $    9.70     $    8.99     $   10.05     $   10.19     $   10.34
                                         ---------        ---------     ---------     ---------     ---------     ---------

Income from investing operations:
  Net investment income ..............        0.32             0.63          0.69          0.68          0.74          0.77
                                         ---------        ---------     ---------     ---------     ---------     ---------

Net gains (losses) on securities both
  realized and unrealized ............       (0.04)           (0.42)         0.73         (1.02)        (0.04)        (0.15)
                                         ---------        ---------     ---------     ---------     ---------     ---------

Total from investment operations .....        0.28             0.21          1.42         (0.34)         0.70          0.62
                                         ---------        ---------     ---------     ---------     ---------     ---------

Less distributions:
  Dividends from net investment income       (0.32)           (0.59)        (0.67)        (0.58)        (0.70)        (0.74)
                                         ---------        ---------     ---------     ---------     ---------     ---------

  Distributions from net realized ....        --               --            --           (0.04)        (0.14)        (0.03)
  capital gain
                                         ---------        ---------     ---------     ---------     ---------     ---------

  Return of capital ..................        --              (0.04)        (0.04)        (0.10)         --            --
                                         ---------        ---------     ---------     ---------     ---------     ---------

  Total distribution .................       (0.32)           (0.63)        (0.71)        (0.72)        (0.84)        (0.77)
                                         ---------        ---------     ---------     ---------     ---------     ---------

Net asset value, end of period .......   $    9.24        $    9.28     $    9.70     $    8.99     $   10.05     $   10.19
                                         =========        =========     =========     =========     =========     =========

Total return (b) .....................        3.03%            2.35%        16.28%        (3.44)%        7.07%         6.26%
                                         =========        =========     =========     =========     =========     =========

Ratios/Supplemental Data:
   Net assets, end of year ...........   $ 157,530        $ 174,344     $ 176,318     $ 158,341     $ 139,586     $ 123,484
                                         =========        =========     =========     =========     =========     =========
   (000's omitted)
  Ratio of expenses to average net
  (exclusive of interest expense(c)) .       0 .99(d)(e)       1.00%         1.08%         1.04%         1.00%         0.98%
                                         =========        =========     =========     =========     =========     =========
  Ratio of net investment income to
  average net assets (f) .............        6.98%(d)         6.76%         7.36%         7.34%         7.08%         7.53%
                                         =========        =========     =========     =========     =========     =========

  Portfolio turnover rate ............          33%             134%          140%          109%          110%           42%
                                         =========        =========     =========     =========     =========     =========

                                                                                                           APR. 28 -
                                                                                                           DEC. 31.
                                            1991            1990             1989           1988            1987
                                         -----------     -----------     -----------     -----------     -----------

Net asset value, beginning of period .   $      9.95     $      9.91     $      9.70     $      9.92     $     10.00
                                         -----------     -----------     -----------     -----------     -----------

Income from investing operations:
  Net investment income ..............          0.82            0.87            0.90            0.89            0.55
                                         -----------     -----------     -----------     -----------     -----------

Net gains (losses) on securities both
  realized and unrealized ............          0.41           (0.01)          (0.15)          (0.27)          (0.14)
                                         -----------     -----------     -----------     -----------     -----------

Total from investment operations .....          1.23            0.88            1.05            0.62            0.41
                                         -----------     -----------     -----------     -----------     -----------

Less distributions:
  Dividends from net investment income         (0.84)          (0.84)          (0.84)          (0.84)          (0.49)
                                         -----------     -----------     -----------     -----------     -----------

  Distributions from net realized ....          --              --              --              --              --
                                         -----------     -----------     -----------     -----------     -----------
  capital gain

  Return of capital ..................          --              --              --              --              --
                                         -----------     -----------     -----------     -----------     -----------

  Total distribution .................         (0.84)          (0.84)          (0.84)          (0.84)          (0.49)
                                         -----------     -----------     -----------     -----------     -----------

Net asset value, end of period .......   $     10.34     $      9.95     $      9.91     $      9.70     $      9.92
                                         ===========     ===========     ===========     ===========     ===========

Total return (b) .....................         12.98%           9.39%          11.28%           6.43%           4.18%
                                         ===========     ===========     ===========     ===========     ===========

Ratios/Supplemental Data:
   Net assets, end of year ...........   $   101,409     $    61,463     $    57,077     $    48,372     $    28,052
                                         ===========     ===========     ===========     ===========     ===========
   (000's omitted)
  Ratio of expenses to average net
  (exclusive of interest expense(c)) .          1.00%           1.00%           1.00%           1.00%           1.20%(g)
                                         ===========     ===========     ===========     ===========     ===========
  Ratio of net investment income to
  average net assets (f) .............          8.15%           8.85%           9.10%           9.11%           8.64%(g)
                                         ===========     ===========     ===========     ===========     ===========

  Portfolio turnover rate ............            26%             16%             15%             15%             35%
                                         ===========     ===========     ===========     ===========     ===========

-----------------------

(a) Intermediate Government changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net asset prior to fee waiver and/or expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and 1.08% for 1994-88,
    respectively.
(d) Ratios are annualized and based on average net assets of $164,653,827.
(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03, for
    1994-88, respectively.
(g) Annualized.

Income Fund

       Shown below are financial highlights for a Class A share and Class C share outstanding during the six months ended June 30, 1997, and for a Class C share outstanding during each of the years in the ten-year period ended December 31, 1996.


                                                                               DECEMBER 31,
                                       JUNE 30,                    ------------------------------------
                                           1997                     1996             1995         1994
                                                                   -------          -------     -------

                                 CLASS A          CLASS C
                                 -------          -------
Net asset value, beginning
  of year ....................   $ 48.87          $ 48.87          $ 52.22          $ 45.33     $ 48.60
                                 -------          -------          -------          -------     -------

Investment operations:
   Net investment income .....      1.45             1.33             2.61             2.44        2.40
                                 -------          -------          -------          -------     -------

  Net gains or losses on
   securities both realized
   and unrealized) ...........     (0.36)           (0.31)           (3.31)            6.91       (3.27)
                                 -------          -------          -------          -------     -------

  Total from investment
   operations ................      1.09             1.02            (0.70)            9.35       (0.87)
                                 -------          -------          -------          -------     -------

Distributions:
  Dividends (from net
   investment income) ........     (1.53)           (1.35)           (2.65)           (2.46)      (2.40)
                                 -------          -------          -------          -------     -------
  Distributions (from
   capital gains) ............      0.00             0.00             0.00             0.00        0.00
                                 -------          -------          -------          -------     -------

Total Distributions ..........     (1.53)           (1.35)           (2.65)           (2.46)      (2.40)
                                 -------          -------          -------          -------     -------

Net asset value, end
 of period ...................   $ 48.43          $ 48.54          $ 48.87          $ 52.22     $ 45.33
                                 =======          =======          =======          =======     =======

Total return (a) .............      2.26%(b)         2.13%(b)        (1.23)%          21.12%      (1.80)%
                                 =======          =======          =======          =======     =======

Ratios/Supplemental Data:
  Net assets, end of period ..   $    29          $24,575          $26,162          $31,986     $25,467
                                 =======          =======          =======          =======     =======
 (000's omitted)
  Ratio of expenses to
  average net assets (c) .....      0.55%(b)         0.72%(b)         1.51%            2.19%       2.25%
                                 =======          =======          =======          =======     =======
  Ratio of net investment
  income to average
  net assets (c) .............      2.91%(b)         2.74%(b)         5.30%            4.94%       5.09%
                                 =======          =======          =======          =======     =======
  Portfolio turnover rate ....         0%(b)            0%(b)           34%              24%        59%
                                 =======          =======          =======          =======     =======


                                                                DECEMBER 31,
                                 -----------------------------------------------------------------------------
                                   1993        1992       1991        1990       1989        1988       1987
                                 -------     -------     -------     -------    -------     -------    -------
Net asset value, beginning
  of year ....................   $ 47.41     $ 47.77     $ 45.42     $ 45.48    $ 44.45     $ 45.45    $ 50.42
                                 -------     -------     -------     -------    -------     -------    -------

Investment operations:
   Net investment income .....      2.28        2.57        3.03        3.43       3.32        3.32       2.71
                                 -------     -------     -------     -------    -------     -------    -------

  Net gains or losses on
   securities both realized
   and unrealized) ...........      1.20       (0.37)       2.43       (0.03)      0.88       (0.92)    ( 3.18)
                                 -------     -------     -------     -------    -------     -------    -------

  Total from investment
   operations ................      3.48        2.20        5.46       (3.40)      4.20        2.40      (0.47)
                                 -------     -------     -------     -------    -------     -------    -------

Distributions:
  Dividends (from net
   investment income) ........     (2.29)      (2.56)      (3.11)      (3.46)     (3.27)      (3.30)     (3.35)
                                 -------     -------     -------     -------    -------     -------    -------
  Distributions (from
   capital gains) ............      0.00        0.00        0.00        0.00       0.00        0.00      (1.15)
                                 -------     -------     -------     -------    -------     -------    -------

Total Distributions ..........     (2.29)      (2.56)      (3.11)      (3.46)     (3.27)      (3.30)     (4.50)
                                 -------     -------     -------     -------    -------     -------    -------

Net asset value, end
 of period ...................   $ 48.60     $ 47.41     $ 47.77     $ 45.42    $ 45.48     $ 44.55    $ 45.45
                                 =======     =======     =======     =======    =======     =======    =======

Total return (a) .............      7.39%       4.74%      12.46%       7.81%      9.12%       5.59%     (0.90)%
                                 =======     =======     =======     =======    =======     =======    =======

Ratios/Supplemental Data:
  Net assets, end of period ..   $42,872     $47,096     $39,104     $41,004    $58,774     $74,309    $81,882
                                 =======     =======     =======     =======    =======     =======    =======
 (000's omitted)
  Ratio of expenses to
  average net assets (c) .....      2.25%       2.25%       2.29%       2.30%      2.35%       2.16%      1.99%
                                 =======     =======     =======     =======    =======     =======    =======
  Ratio of net investment
  income to average
  net assets (c) .............      4.56%       5.48%       6.48%       7.08%      6.98%       6.89%      6.29%
                                 =======     =======     =======     =======    =======     =======    =======
  Portfolio turnover rate ....        92%         16%         37%         25%        33%         49%        64%
                                 =======     =======     =======     =======    =======     =======    =======

--------------------------
(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)  Not annualized.
(c) The advisor prior to August 4, 1997, voluntarily absorbed certain expenses of the Fund aggregating $31,132, $72,341, $17,720, $17,632, and $11,540 for the six months ended June 30, 1997 and the years 1996, 1995, 1993, and 1990, respectively. If such expenses had not been absorbed, the ratio of expenses average net assets would have been 2.62%, 5.05%, 4.88%, 4.52%, and 7.06%, respectively.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of Intermediate Government for the six-month period ended June 30, 1997 is set forth in Appendix IV to this Proxy Statement/Prospectus. A discussion of the performance of Income Fund for the six- months period ended June 30, 1997 is set forth in Appendix V to this Proxy Statement/Prospectus.


                  ADDITIONAL INFORMATION ABOUT THE AGREEMENTS

TERMS OF THE REORGANIZATIONS

         The terms and conditions under which the Reorganizations may be consummated are set forth in the Agreements. Significant provisions of the Agreements are summarized below; however, this summary is qualified in its entirety by reference to each Agreement, copies of which are attached as Appendix I and II to this Proxy Statement/Prospectus.

TRANSFER OF ASSETS

         Money Market will acquire substantially all of the assets of Cash Management in exchange for shares of Money Market. The actual transfer of such assets (the "Closing") is expected to occur on March 2, 1998, at 7:00 a.m. Central Time (the "Effective Time") on the basis of values calculated as of the close of business on the preceding business day in accordance with the policies of Money Market.

         At the Closing, AFG will issue directly to the shareholders of Cash Management that number of shares of Money Market equal in aggregate net asset value to the aggregate value of Cash Management's assets then transferred. It is expected that the value of each shareholder's account with Money Market immediately after the Cash Management Reorganization will be the same as the value of such shareholder's account with Cash Management immediately prior to the Cash Management Reorganization. The value calculations will be made pursuant to procedures customarily used by Money Market. Securities for which there is no readily ascertainable market value will be valued by mutual agreement of AAFI and AFG, provided such value is consistent with AFG's pricing procedures. Promptly after the Closing, AAFI will take steps to pay any outstanding liabilities of Cash Management and Cash Management's status as a designated series of shares of AAFI will be terminated. Any assets held by Cash Management after the Cash Management Reorganization that are not used by AAFI to discharge the debts of Cash Management will be distributed to its shareholders as a dividend, although none is expected.

         Intermediate Government will acquire substantially all of the assets of Income Fund in exchange for shares of Intermediate Government. The actual transfer of such assets (the "Closing") is expected to occur on March 2, 1998, at 7:00 a.m. Central Time (the "Effective Time") on the basis of values calculated as of the close of business on the preceding business day in accordance with the policies of Intermediate Government.

         At the Closing, AFG will issue directly to the shareholders of Income Fund that number of shares of Intermediate Government equal in aggregate net asset value to the aggregate value of Income Fund's assets then transferred. It is expected that the value of each shareholder's account with Intermediate Government immediately after the Income Fund Reorganization will be the same as the value of such shareholder's account with Income Fund immediately prior to the Income Fund Reorganization. The value calculations will be made pursuant to procedures customarily used by Intermediate Government. Securities for which there is no readily ascertainable market value will be valued by mutual agreement of AAFI and AFG, provided such value is consistent with AFG's pricing procedures. Promptly after the Closing, AAFI will take steps to pay any outstanding liabilities of Income Fund and Income Fund's status as a designated series of shares of AAFI will be terminated. Any assets held by Income Fund after the Income Fund Reorganization that are not used by AAFI to discharge the debts of Income Fund will be distributed to its shareholders as a dividend, although none is expected.

OTHER TERMS

         The Cash Management Agreement may be amended without shareholder approval by mutual agreement of AAFI and AFG. If any amendment is made to the Cash Management Agreement which effects a material change to the Cash Management Agreement and the Cash Management Reorganization, such change will be submitted to the shareholders for their approval.

         Each of AAFI and AFG have made representations and warranties in the Cash Management Agreement that are customary in matters such as the Cash Management Reorganization. The obligations of AAFI and AFG pursuant to the Cash Management Agreement are subject to various conditions, including the following: (a) the assets of Cash Management to be acquired by Money Market shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Cash Management immediately prior to the Cash Management Reorganization; (b) AFG's Registration Statement on Form N-14 under the 1933 Act and the 1940 Act shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (c) the shareholders of Cash Management shall have approved the Cash Management Agreement; and (d) the receipt of an opinion from Ballard Spahr Andrews & Ingersoll, that the Cash Management Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for Cash Management, Money Market or their shareholders.

         Money Market and Cash Management have each agreed to bear their respective expenses in connection with the Cash Management Reorganization.

         The Board of Directors of AAFI may waive without shareholder approval any default by AFG or any failure by AFG to satisfy any of the conditions to AAFI's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Cash Management Agreement for the shareholders of Cash Management. The Cash Management Agreement may be terminated and the Cash Management Reorganization may be abandoned by either AAFI or AFG at any time by mutual agreement of AAFI and AFG, or by either party in the event that Cash Management shareholders do not approve the Cash Management Agreement or if the Closing does not occur on or before June 30, 1998.

         If the Cash Management Agreement is approved, an account will be established for each shareholder of Cash Management containing the appropriate number of shares of Money Market. Such accounts will contain certain information about the shareholder that is identical to the account currently maintained for each shareholder of Cash Management.

         The Income Fund Agreement may be amended without shareholder approval by mutual agreement of AAFI and AFG. If any amendment is made to the Income Fund Agreement which effects a material change to the Income Fund Agreement and the Income Fund Reorganization, such change will be submitted to the shareholders for their approval.

         Each of AAFI and AFG have made representations and warranties in the Income Fund Agreement that are customary in matters such as the Income Fund Reorganization. The obligations of AAFI and AFG pursuant to the Income Fund Agreement are subject to various conditions, including the following: (a) the assets of Income Fund to be acquired by Intermediate Government shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Income Fund immediately prior to the Income Fund Reorganization; (b) AFG's Registration Statement on Form N-14 under the 1933 Act and the 1940 Act shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (c) the shareholders of Income Management shall have approved the Income Fund Agreement; and (d) the receipt of an opinion from Ballard Spahr Andrews & Ingersoll, that the Income Fund Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for Income Fund, Intermediate Government or their shareholders.

         Intermediate Government and Income Fund have each agreed to bear their respective expenses in connection with the Income Fund Reorganization.

         The Board of Directors of AAFI may waive without shareholder approval any default by AFG or any failure by AFG to satisfy any of the conditions to AAFI's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Income Fund Agreement for the shareholders of Income Fund. The Income Fund Agreement may be terminated and the Income Fund Reorganization may be abandoned by either AAFI or AFG at any time by mutual agreement of AAFI and AFG, or by either party in the event that Income Fund shareholders do not approve the Income Fund Agreement or if the Closing does not occur on or before June 30, 1998.

         If the Income Fund Agreement is approved, an account will be established for each shareholder of Income Fund containing the appropriate number of shares of Intermediate Government. Such accounts will contain certain information about the shareholder that is identical to the account currently maintained for each shareholder of Income Fund.

FEDERAL TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Cash Management Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Cash Management Reorganization, under currently applicable law, are as follows: (i) the Cash Management Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;
(ii) in accordance with Sections 361(a) and 361(c)(1) of the Code, no gain or loss will be recognized by Cash Management upon the transfer of its assets to Money Market; (iii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by any shareholder of Cash Management upon the exchange of shares of Cash Management solely for shares of Money Market; (iv) in accordance with Section 358(a) of the Code, the tax basis of the shares of Money Market to be received by a shareholder of Cash Management will be the same as the tax basis of the shares of Cash Management surrendered in exchange therefor; (v) in accordance with Section 1223(1) of the Code, the holding period of the shares of Money Market to be received by a shareholder of Cash Management will include the holding period for which such shareholder held the shares of Cash Management exchanged therefor, provided that such shares of Cash Management are capital assets in the hands of such shareholder as of the Closing; (vi) in accordance with Section 1032 of the Code, no gain or loss will be recognized by Money Market on the receipt of assets of Cash Management in exchange for shares of Money Market; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Cash Management in the hands of Money Market will be the same as the tax basis of such assets in the hands of Cash Management immediately prior to the Cash Management Reorganization; (viii) in accordance with Section 1223(2) of the Code, the holding period of the assets of Cash Management to be received by Money Market will include the holding period of such assets in the hands of Cash Management immediately prior to the Cash Management Reorganization; and (ix) Money Market will succeed to and take into account the items of Cash Management described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury regulations thereunder.

         As a condition to Closing, Ballard Spahr Andrews & Ingersoll will render a favorable opinion as to the foregoing Federal income tax consequences of the Cash Management Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations upon which Ballard Spahr Andrews & Ingersoll will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization): (A) there is no plan or intention by the shareholders of Cash Management to sell, exchange or otherwise dispose of a number of shares of Money Market received in the Cash Management Reorganization that would reduce the Cash Management shareholders' ownership of Money Market shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Cash Management as of the Closing Date; (B) following the Cash Management Reorganization, Money Market will continue the historic business of Cash Management (for this purpose "historic business" shall mean the business most recently conducted by Cash Management which was not entered into in connection with the Cash Management Reorganization) or use a significant portion of Cash Management's historic business assets in its business; (C) at the direction of Cash Management, Money Market will issue directly to Cash Management's shareholders pro rata the shares of Money Market that Cash Management constructively receives in the Cash Management Reorganization and Cash Management will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing; (D) Money Market has no plan or intention to reacquire any of its shares issued in the Cash Management Reorganization, except to the extent that Money Market is required by the 1940 Act to redeem any of its shares presented for redemption; (E) Money Market does not plan or intend to sell or otherwise dispose of any of the assets of Cash Management acquired in the Cash Management Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; (F) Money Market, Cash Management and the shareholders of Cash Management will pay their respective expenses, if any, incurred in connection with the Cash Management Reorganization; (G) Money Market will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Cash Management immediately before the Cash Management Reorganization, including for this purpose amounts used by Cash Management to pay its reorganization expenses and all redemptions and distributions made by Cash Management immediately before the Cash Management Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Cash Management's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and (H) Money Market and Cash Management have each elected to be taxed as a "regulated investment company" ("RIC") under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Cash Management ending on the Closing and the taxable year of Money Market that includes the Closing).

         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE CASH MANAGEMENT REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF CASH MANAGEMENT. CASH MANAGEMENT SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS

AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE CASH MANAGEMENT REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

         The following is a general summary of the material Federal income tax consequences of the Income Fund Reorganization and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the IRS and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Income Fund Reorganization, under currently applicable law, are as follows: (i) the Income Fund Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code; (ii) in accordance with Sections 361(a) and 361(c)(1) of the Code, no gain or loss will be recognized by Income Fund upon the transfer of its assets to Intermediate Government; (iii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by any shareholder of Income Fund upon the exchange of shares of Income Fund solely for shares of Intermediate Government; (iv) in accordance with Section 358(a) of the Code, the tax basis of the shares of Intermediate Government to be received by a shareholder of Income Fund will be the same as the tax basis of the shares of Income Fund surrendered in exchange therefor; (v) in accordance with Section 1223(1) of the Code, the holding period of the shares of Intermediate Government to be received by a shareholder of Income Fund will include the holding period for which such shareholder held the shares of Income Fund exchanged therefor provided that such shares of Income Fund are capital assets in the hands of such shareholder as of the Closing; (vi) in accordance with Section 1032 of the Code, no gain or loss will be recognized by Intermediate Government on the receipt of assets of Income Fund in exchange for shares of Intermediate Government; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Income Fund in the hands of Intermediate Government will be the same as the tax basis of such assets in the hands of Income Fund immediately prior to the Income Fund Reorganization; (viii) in accordance with Section 1223(2) of the Code, the holding period of the assets of Income Fund to be received by Intermediate Government will include the holding period of such assets in the hands of Income Fund immediately prior to the Income Fund Reorganization; and (ix) Intermediate Government will succeed to and take into account the items of Income Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury regulations thereunder.

         As a condition to Closing, Ballard Spahr Andrews & Ingersoll will render a favorable opinion as to the foregoing Federal income tax consequences of the Income Fund Reorganization, which opinion will be conditioned upon the accuracy, as of the Closing date, of certain representations upon which Ballard Spahr Andrews & Ingersoll will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization): (A) there is no plan or intention by the shareholders of Income Fund to sell, exchange or otherwise dispose of a number of shares of Intermediate Government received in the Income Fund Reorganization that would reduce the Income Fund shareholders' ownership of Intermediate Government shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Income Fund as of the Closing Date; (B) following the Income Fund Reorganization, Intermediate Government will continue the historic business of Income Fund (for this purpose "historic business" shall mean the business most recently conducted by Income Fund which was not entered into in connection with the Income Fund Reorganization) or use a significant portion of Income Fund's historic business assets in its business; (C) at the direction of Income Fund, Intermediate Government will issue directly to Income Fund's shareholders pro rata the shares of Intermediate Government that Income Fund constructively receives in the Income Fund Reorganization and Income Fund will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing; (D) Intermediate Government has no plan or intention to reacquire any of its shares issued in the Income Fund Reorganization, except to the extent that Intermediate Government is required by the 1940 Act to redeem any of its shares presented for redemption; (E) Intermediate Government does not plan or intend to sell or otherwise dispose of any of the assets of Income Fund acquired in the Income Fund Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" under the Code; (F) Intermediate Government, Income Fund and the shareholders of Income Fund will pay their respective expenses, if any, incurred in connection with the Income Fund Reorganization; (G) Intermediate Government will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Income Fund immediately before the Income Fund Reorganization, including for this purpose amounts used by Income Fund to pay its reorganization expenses and all redemptions and distributions made by Income Fund immediately before the Income Fund Reorganization (other than redemptions pursuant to demands of shareholders in the ordinary course of Income Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code; and (H) Intermediate Government and Income Fund have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Income Fund ending on the Closing and the taxable year of Intermediate Government that includes the Closing).

         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE INCOME FUND REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF INCOME FUND. INCOME FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE INCOME FUND REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

CAPITAL LOSS CARRYFORWARD

         As of December 31, 1996, Cash Management had a capital loss carryforward available to offset future capital gains of approximately $1,113. Under Section 381 of the Code, Money Market will succeed to the capital loss carryforwards of Cash Management if, as described in "Additional Information about the Agreements -- Federal Tax Consequences" above, the Cash Management Reorganization qualifies as a "reorganization" under Section 368 (a) of the Code. The carryforward period for capital losses is limited to eight years and absent realized capital gains, these capital loss carryforwards will expire through the year 2004.

         As a result of the Cash Management Reorganization, Cash Management will undergo an ownership change, as defined under Section 382 of the Code. The amount of Cash Management's capital loss carryforwards which can be taken into account each year by Money Market to offset any realized capital gains will be limited generally to an amount equal to the fair market value of Cash Management on the date the Cash Management Reorganization is consummated multiplied by the long-term tax-exempt rate in effect at that time.

         The amount of such capital loss carryforwards may be different at the Effective Time. The Cash Management Agreement does not provide for any adjustment to the number of shares that Cash Management shareholders will receive to reflect any potential income tax effect on the shareholders of Cash Management which might result from any differences in the proportionate amounts of the capital loss carryforward because of the difficulty of predicting the potential use by Money Market of such capital loss carryforward. It is anticipated that there will be no distributions to shareholders of current or future net realized gains on investments until the capital loss carryforwards are offset or expire, although any such gains would be reflected in the calculation of net asset value.

         As of December 31, 1996, Income Fund had a capital loss carryforward available to offset future capital gains of approximately $930,172. Under
Section 381 of the Code, Intermediate Government will succeed to the capital loss carryforwards of Income Fund if, as described in "Additional Information about the Agreements -- Federal Tax Consequences" above, the Income Fund Reorganization qualifies as a "reorganization" under Section 368 (a) of the Code. The carryforward period for capital losses is limited to eight years and absent realized capital gains, these capital loss carryforwards will expire through the year 2002.

         As a result of the Income Fund Reorganization, Income Fund will undergo an ownership change, as defined under Section 382 of the Code. The amount of Income Fund's capital loss carryforwards which can be taken into account each year by Intermediate Government to offset any realized capital gains will be limited generally to an amount equal to the fair market value of Income Fund on the date the Income Fund Reorganization is consummated multiplied by the long-term tax-exempt rate in effect at that time.

         The amount of such capital loss carryforwards may be different at the Effective Time. The Income Fund Agreement does not provide for any adjustment to the number of shares that Income Fund shareholders will receive to reflect any potential income tax effect on the shareholders of Income Fund which might result from any differences in the proportionate amounts of the capital loss carryforward because of the difficulty of predicting the potential use by Intermediate Government of such capital loss carryforward. It is anticipated that there will be no distributions to shareholders of current or future net realized gains on investments until the capital loss carryforwards are offset or expire, although any such gains would be reflected in the calculation of net asset value.

ACCOUNTING TREATMENT

         The Reorganizations will be accounted for on a continuing entity (pooling of interests without restatement) basis. Accordingly, the book cost basis to Money Market of the assets of Cash Management will be the same as the book cost basis of such assets to Cash Management, and the book cost basis to Intermediate Government of the assets of Income Fund will be the same as the book cost basis of such assets to Income Fund.

                             RIGHTS OF SHAREHOLDERS

         AAFI is organized as a Maryland corporation and AFG is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of AFG are substantially the same as those of the directors of AAFI.

         There are, however, certain differences between the two forms of organization. The operations of AAFI, as a Maryland corporation, are governed by its Articles of Incorporation and applicable Maryland law. The operations of AFG, as a Delaware business trust, are governed by its Agreement and Declaration of Trust (the "Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

         The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust may be held personally liable for that trust's obligations to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of AFG shall not be subject to any personal liability for acts or obligations of AFG and that every written agreement, obligation or other undertaking made or issued by AFG shall contain a provision to the effect that shareholders are not personally liable thereunder.

In addition, the Declaration of Trust provides for indemnification out of AFG property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which AFG itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of AFG's assets and operations, the possibility of AFG's being unable to meet its obligations is considered remote, and given the nature of AFG's operations, even if a claim were brought against AFG and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

         Shareholders of a Maryland corporation generally do not have personal liability for a corporation's obligations, except a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law.

ELECTION OF DIRECTORS/TRUSTEES; ANNUAL SHAREHOLDER MEETINGS

         The shareholders of AFG initially elected the trustees of AFG and are, thereafter, entitled to vote for the election of trustees only to the extent such vote may be required by the 1940 Act, by the Declaration of Trust or by AFG's By-Laws. AFG is not otherwise required to hold annual shareholder meetings. The shareholders of AAFI initially elected the directors of AAFI and are, thereafter, entitled to vote for the election of directors only to the extent such vote may be required by the 1940 Act, by the Articles of Incorporation or by AAFI's By-Laws. AAFI is not otherwise required to hold annual shareholder meetings.

TERMS OF DIRECTORS/TRUSTEES

         The Declaration of Trust provides that the trustees of AFG shall hold office during the lifetime of AFG except as follows: (a) any trustees may resign or retire; (b) any trustee may be removed by the other trustees or the shareholders of the trust (as discussed below); or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees. AAFI's By-Laws provide that a director shall hold office until the next election of directors is held or until his successor is duly elected and qualified.

REMOVAL OF DIRECTORS/TRUSTEES

         A trustee of AFG may be removed by a vote of two-thirds of the outstanding shares at any meeting of the shareholders of AFG or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective. The Declaration of Trust provides that in the case of refusal to serve, death, resignation, retirement or removal of a trustee, the remaining trustees may either fill the vacancy or leave the vacancy unfilled or reduce the number of trustees. Any appointment of a trustee shall be evidenced by a written instrument signed by a majority of the trustees in office. AAFI's Articles of Incorporation do not specifically address removal of a director. Under Maryland law, removal of a director requires the affirmative vote of a majority of the votes entitled to be cast for the election of directors.

SPECIAL MEETINGS OF SHAREHOLDERS

         AFG's Declaration of Trust provides that trustees may call special meetings of shareholders. In addition, AFG's By-Laws provide that holders of 10% of the outstanding shares of AFG may require that the trustees call a special meeting for the removal of a trustee. AAFI's By-Laws provide that a special meeting of shareholders may be called by the chairman, president or the Board of Directors and shall be called by the secretary upon the written request of the holders of at least 25% of all the votes entitled to be cast at such meeting.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS

         Under AFG's Declaration of Trust, the trustees of AFG shall not be liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. While AFG's Declaration of Trust does not contain any provision limiting the liability of officers, under Delaware business trust law, the officers of AFG are not personally liable to any person other than AFG or shareholders for any act, omission or obligation of AFG or its trustees. AFG's Declaration of Trust and Bylaws allow for the indemnification of trustees and officers to the fullest extent permitted by Delaware law and AFG's Bylaws. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person from and against any and all claims and demands whatsoever.

         Under AAFI's Articles of Incorporation, to the fullest extent that limitations on liability of directors and officers are permitted by Maryland General Corporation law, no director or officer of AAFI shall have any liability to AAFI or its shareholders for damages.

TERMINATION

         AFG's Declaration of Trust provides that AFG may be terminated at any time (i) by the vote of shareholders holding a majority of shares outstanding provided that the Trustees have submitted the termination of AFG to the shareholders for their approval or (ii) by the trustees by written notice to shareholders, provided that as of the date on which they have determined to so terminate there are fewer than 100 holders of record of AFG. Any portfolio of AFG may be terminated at any time (i) by a vote of the shareholders entitled to vote and holding at least a majority of the shares of such portfolio provided that the trustees have submitted the termination of such portfolio to the shareholders for their approval or (ii) by the trustees by written notice to such shareholders provided that, as of the date on which the trustees have determined to terminate the portfolio, there are fewer than 100 holders of record of such portfolio.

         Under Maryland law, AAFI may be dissolved by vote of a majority of the directors, followed by the affirmative vote of two-thirds of AAFI's outstanding stock.

VOTING RIGHTS OF SHAREHOLDERS

         Currently, AFG's Declaration of Trust grants shareholders power to do the following: (i) elect trustees, provided that a meeting of shareholders has been called for that purpose; (ii) remove trustees, provided that a meeting of shareholders has been called for that purpose; (iii) approve the termination of AFG or any portfolio or class of shares of AFG, provided that a meeting of shareholders has been called for that purpose, unless, as of the date on which the trustees have determined to so terminate AFG or such portfolio or class, there are fewer than 100 holders of record of AFG or such terminating portfolio or class of shares of AFG; (iv) approve the sale of all or substantially all of the assets of AFG or of any portfolio or class of shares of AFG, unless the primary purpose of such sale is to change AFG's domicile or form of organization or form of business trust; (v) approve the merger or consolidation of AFG or any portfolio or class of shares of AFG with and into another company unless (A) the primary purpose of such merger or consolidation is to change AFG's domicile or form of organization or form of business trust, or (B) after giving effect to such merger or consolidation, based on the number of shares outstanding as of a date selected by the trustees, the shareholders of AFG or such portfolio or class will have a majority of the outstanding shares of the surviving company or portfolio or class, as the case may be; (vi) approve any amendment to their voting rights; and (vii) approve such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

         Shareholders of a Maryland corporation such as AAFI are entitled to vote on numerous matters affecting the corporation (such as mergers or sales of substantially all of the assets of the corporation) as provided by Maryland corporation law.

DISSENTERS' RIGHTS

         Under Maryland law, an AAFI shareholder may not demand the fair value of his shares from the successor company in a transaction involving the transfer of AAFI's assets, and is bound by the terms of the transaction, because AAFI's stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value. Neither Delaware law nor AFG's Declaration of Trust or Bylaws provides AFG's shareholders with dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

         The trustees of AFG may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made to change the voting power of the shareholders of AFG as set forth in the Declaration of Trust. Consistent with Maryland law, AAFI's Articles of Incorporation provide that AAFI reserves the right to amend any provision contained in the Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding capital stock. The Board of Directors of AAFI may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval.


                    OWNERSHIP OF MONEY MARKET, INTERMEDIATE
               GOVERNMENT, CASH MANAGEMENT AND INCOME FUND SHARES

CONTROL PERSONS

         Ownership of Intermediate Government

         As of November 10, 1997, BSDT Cust. 403(b) Plan for First-Plymouth Conge. Church FBO John M. Levick, Jr. owned of record 38,236.259 Class C shares of Intermediate Government, or 42.22% of the outstanding shares of such class.

         Ownership of Cash Management

         As of November 10, 1997, INVESCO Services, Inc. owned of record 103,490.990 Class A shares of Cash Management, or 74.81% of the outstanding shares of such class.

         Ownership of Income Fund

         As of November 10, 1997, Florence A. Correll owned of record 517.878 Class A shares of Income Fund, or 58.295% of the outstanding shares of such class.

         Listed below is the name, address and percent ownership of each person who as of November 10, 1997, to the knowledge of AFG, owned beneficially 5% or more of the outstanding shares of Cash Reserve:

                                                                                            Percent
                                                       Number of                           Beneficial
Name and Address                                      Shares Owned                         Ownership
----------------                                      ------------                         ---------
Charles T. Bauer &                                   24,470,268.630                          6.712%
Ruth J. Bauer
11 Greenway Plaza
Suite 100
Houston, Texas 77046

Listed below is the name, address and percent ownership of each person who as of November 10, 1997, to the knowledge of AFG, owned beneficially 5% or more of the outstanding shares of Intermediate Government:

                                                                                            Percent
                                                       Number of                           Beneficial
Name and Address                                      Shares Owned                         Ownership
----------------                                      ------------                         ---------
Class A Shares
--------------
Merrill Lynch Pierce Fenner & Smith                  1,445,539.000                          8 .426%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
Jacksonville, FL 32246

Class C Shares
--------------
BSDT Cust. 403B Plan                                    38,236.259                          42.224%
First-Plymouth Conge. Church FBO
John M. Levick, Jr.
2454 Ryons St.
Lincoln, NE 68502-4024

PaineWebber For the Benefit of                           5,375.132                          5 .936%
Mark T. Gilmore Cust. FBO
Laura Gilmore UGMA/CT
67 Tallwood Road
Southbury, CT 06488-2751

PaineWebber For the Benefit of                           5,375.132                           5.936%
Mark T. Gilmore Cust. FBO
Christopher Gilmore UGMA/CT
67 Tallwood Road
Southbury, CT 06488-2751

                                                                                            Percent
                                                       Number of                           Beneficial
Name and Address                                      Shares Owned                         Ownership
----------------                                      ------------                         ---------
PaineWebber For the Benefit of                         5,375.132                             5.936%
 Mark T. Gilmore Cust. FBO
Sarah Gilmore UGMA/CT
67 Tallwood Road
Southbury, CT 06488-2751

A.G. Edwards & Sons                                    5,319.149                             5.874%
Custodian For
Merrill N. Werblun
IRA Account
1036 Kamehame Drive
Honolulu, HI 96826

Mary Lee Archer                                        4,785.428                             5.285%
1222 N. Illinois
Wichita, KS 67203

Prudential Securities, Inc. FBO                        4,740.424                             5.235%
Mr. Marshall T. Polk III
P.O. Box 90148
Nashville, TN 37209-0148

         Listed below is the name, address and percent ownership of each person who as of November 10, 1997, to the knowledge of AAFI, owned beneficially 5% or more of the outstanding shares of Cash Management:

                                                                                          Percent
                                                         Number of                      Beneficial
Name and Address                                        Shares Owned                     Ownership
----------------                                        ------------                     ---------
Class A Shares
--------------
INVESCO Services, Inc.                                    103,490.990                    74.809%
Attn: Tony Green
1355 Peachtree St. NE
Atlanta, GA 30306-3269

Middleton Savant and                                       26,153.090                    18.905%
Sheila Johnson
26 Dunsford Dr.
Sullivan, MO 63080

         Listed below is the name, address and percent ownership of each person who as of November 10, 1997, to the knowledge of AAFI, owned beneficially 5% or more of the outstanding shares of Income Fund:

                                                                                        Percent
                                                            Number of                 Beneficial
Name and Address                                           Shares Owned                Ownership
----------------                                           ------------                ---------
Class A Shares
--------------
Florence A. Correll                                           517.878                    58.295%
1329 Nevada St.
Allentown, PA 18103-3006

NFSC FBO C7W-608904                                           193.836                    21.819%
Lois M. Bove
FMT Co TTEE NFRP PS
UA 01 01 84
501 Atwood Ct.
Newtown, PA 18940-1755

INVESCO Services, Inc.                                        105.316                    11.855%
Attn: Tony Green
1355 Peachtree St. NE
Atlanta, GA 30309-3269

PaineWebber For the Benefit of                                 71.345                     8.031%
PaineWebber Cdn FBO
Molly Elizabeth Scarmoutsos
P.O. Box 3321
Weehawken, NJ 07087-8154

Class C Shares
--------------
Merrill Lynch Pierce Fenner & Smith                         51,263.00                    10.498%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lane Dr. East
Jacksonville, FL 32246


OWNERSHIP OF OFFICERS AND TRUSTEES/DIRECTORS

         To the best of the knowledge of AFG, the beneficial ownership of shares of Money Market and of Intermediate Government by officers and trustees of AFG as a group constituted less than 1% of the outstanding shares of such fund as of the date of this Proxy Statement/Prospectus; except that the officers and trustees as a group owned 9.59% of the outstanding Cash Reserve shares of Money Market. To the best of the knowledge of AAFI, the beneficial ownership of shares of Cash Management and of Income Fund by officers or directors of AAFI as a group constituted less than 1% of the outstanding shares of such fund as of November 10, 1997.

                                 CAPITALIZATION

         The following table sets forth as of September 30, 1997, (i) the capitalization of Money Market Cash Reserve shares, (ii) the capitalization of Cash Management Class A and Class C shares, and (iii) the pro-forma capitalization of Money Market Cash Reserve shares as adjusted to give effect to the transactions contemplated by the Cash Management Agreement.


                                                                                           PRO FORMA
                                                                    CASH                  MONEY MARKET
                                      MONEY MARKET               MANAGEMENT               CASH RESERVE
                                      CASH RESERVE              CLASS A AND                  SHARES
                                         SHARES               CLASS C SHARES              AS ADJUSTED
                                         ------               --------------              -----------
  Net Assets                          $273,947,980               $7,031,920               $280,979,900


  Shares Outstanding                   273,927,309                7,032,374                280,959,683

  Net Asset Value Per Share           $       1.00               $     1.00               $       1.00


         The following table sets forth as of September 30, 1997, (i) the capitalization of Intermediate Government Class A shares, (ii) the capitalization of Income Fund Class A shares, and (iii) the pro-forma capitalization of Intermediate Government Class A shares as adjusted to give effect to the transactions contemplated by the Income Fund Agreement:




                                                                                PRO FORMA
                                                                               INTERMEDIATE
                                INTERMEDIATE                                    GOVERNMENT
                                 GOVERNMENT               INCOME FUND         CLASS A SHARES
                              CLASS A SHARES            CLASS A SHARES         AS ADJUSTED
                              ---------------           --------------        --------------
Net Assets                     $157,095,768               $   50,912            $157,146,680

Shares Outstanding               16,789,490                1,037,453              16,794,929

Net Asset Value Per Share      $       9.36               $    49.07            $       9.36



         The following table sets forth as of September 30, 1997, (i) the capitalization of Intermediate Government Class C shares (ii) the capitalization of Income Fund Class C shares, and (iii) the pro forma capitalization of Intermediate Government Class C shares as adjusted to give the effect to the transactions contemplated by the Income Fund Agreement:

                                                                                           PRO FORMA
                                                                                          INTERMEDIATE
                                      INTERMEDIATE                                         GOVERNMENT
                                       GOVERNMENT               INCOME FUND              CLASS C SHARES
                                     CLASS C SHARES            CLASS C SHARES             AS ADJUSTED
                                     --------------            --------------             -----------
  Net Assets                           $1,368,595               $ 24,552,143              $ 25,920,738

  Shares Outstanding                      146,350                    498,328                 2,772,299

  Net Asset Value Per Share            $     9.35               $      49.27              $       9.35


                                 LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Money Market and Intermediate Government will be passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.


         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AAFI and AFG have filed with the SEC pursuant to the requirements of the Securities Act and the 1940 Act, to which reference is hereby made. The SEC file number for AAFI's registration statement containing the Prospectus and Statement of Additional Information relating to Cash Management and Income Fund is Registration No. 2-87377. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AFG's registration statement containing the Prospectus and Statement of Additional Information relating to Money Market and Intermediate Government is Registration No. 2-27334. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         AFG and AAFI are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AAFI and AFG (including the Registration Statement of AFG relating to Money Market and Intermediate Government on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates.

                   ADDITIONAL INFORMATION ABOUT MONEY MARKET,
            INTERMEDIATE GOVERNMENT, CASH MANAGEMENT AND INCOME FUND

         For more information with respect to AFG and Money Market and Intermediate Government concerning the following topics, please refer to the AFG Prospectus as indicated: (i) see the discussion "Investment Objectives," "Summary," "About the Funds," "Investment Programs," "Management" and "General Information" for further information regarding AFG and Money Market and Intermediate Government; (ii) see the discussion "Summary," "Investment Objectives and Policies," "Investment Restrictions," "Repurchase Agreement and Reverse Repurchase Agreements" and "Ratings of Securities" for further information regarding investment objectives and polices of Money Market and Intermediate Government; (iii) see the discussion "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the capital stock of Money Market and Intermediate Government; (iv) see the discussion "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of Money Market and Intermediate Government shares.

         For more information with respect to AAFI and Cash Management and Income Fund concerning the following topics, please refer to the AAFI Prospectus as indicated: (i) see the discussion "Summary," "About the Funds," "Investment Programs," "Management" and "General Information" for further information regarding AAFI and Cash Management and Income Fund; (ii) see the discussion "Summary," "Investment Programs," "Management" and "General Information" for further information regarding management of Cash Management and Income Fund; (iii) see the discussion "Summary," "Management," "Miscellaneous," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the capital stock of Cash Management and Income Fund; (iv) see the discussion "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of Cash Management and Income Fund shares.

                                                                      APPENDIX I




                                   AGREEMENT

                                      and


                             PLAN OF REORGANIZATION

                                      for


                        AIM ADVISOR CASH MANAGEMENT FUND


                                 a Portfolio of

                            AIM ADVISOR FUNDS, INC.

                                                    TABLE OF CONTENTS
ARTICLE I
         DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.1.       Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II
         TRANSFER OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.1.       Reorganization of Cash Management Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.2.       Computation of Net.Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 2.3.       Excluded Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.4.       Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.5.       Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.6.       Dissolution.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 2.7.       Issuance of AFG Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 2.8.       Investment Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 2.9        Liabilities and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF AAFI   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.1.       Incorporation: Qualification and Corporate Authority  . . . . . . . . . . . . . . . . . . . 7
         Section 3.2.       Registration and Regulation of AAFI . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.3.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.4.       No Material Adverse Changes; Contingent Liabilities . . . . . . . . . . . . . . . . . . . . 8
         Section 3.5.       CMF Shares; Liabilities; Business Operations  . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.6.       Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.7.       Binding Obligation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.8.       No Breaches or Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.9.       Authorizations or Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.10.      Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 3.11.      No Actions, Suits or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 3.12.      Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 3.13.      Properties and Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 3.14.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 3.15.      Benefit and Employment Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 3.16.      Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 3.17.      Voting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.18.      State Takeover Statutes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.19.      Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.20.      Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF AFG. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.1.       Organization; Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 4.2.       Binding Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         Section 4.3.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.4.       No Material Adverse Changes; Contingent Liabilities . . . . . . . . . . . . . . . . . . .  13
         Section 4.5.       No Breaches or Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.6.       Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.7.       Authorizations or Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.8.       Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.9.       No Actions, Suits or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.10.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.11.      Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 4.12.      Registration and Regulation of Company  . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 4.13.      Registration of Money Market Portfolio Cash Reserve Shares  . . . . . . . . . . . . . . .  15
         Section 4.14.      Representations Concerning the Reorganization . . . . . . . . . . . . . . . . . . . . . .  16
         Section 4.15.      Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE V
         COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 5.1.       Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 5.2.       Announcements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 5.3.       Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 5.4.       Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 5.5.       Notice of Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 5.6.       Access to Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.7.       Consents, Approvals and Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.8.       Submission of Agreement to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE VI
         CONDITIONS PRECEDENT TO THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 6.1.       Conditions Precedent of AFG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 6.2.       Mutual Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.3.       Conditions Precedent of AAFI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE VII
         TERMINATION OF AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 7.1.       Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 7.2.       Survival After Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE VIII
         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.1.       Nonsurvival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.2.       Law Governing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.3.       Binding Effect, Persons Benefiting, No Assignment . . . . . . . . . . . . . . . . . . . .  23
         Section 8.4.       Obligations of AFG and AAFI.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.5.       Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.6.       Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.7.       Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 8.8.       Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 8.9.       Entire Agreement; Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

         Section 8.10.      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24


         Schedule 6.1(d)            - Opinion of Counsel to AIM Advisor Cash Management Fund
         Schedule 6.2(f)            - Tax Opinions
         Schedule 6.3(d)            - Opinion of Counsel to AFG

                      AGREEMENT AND PLAN OF REORGANIZATION


                 AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 25, 1997 (this "Agreement"), by and between AIM Advisor Funds, Inc., a Maryland corporation ("AAFI"), acting on behalf of AIM Advisor Cash Management Fund ("Cash Management Fund"), and AIM Funds Group, a Delaware business trust ("AFG"), acting on behalf of AIM Money Market Fund (the "Money Market Portfolio").

                                   WITNESSETH

                 WHEREAS, AAFI is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate classes of its shares representing interests in seven investment portfolios, including Cash Management Fund, for sale to the public; and

                 WHEREAS, AFG is an investment company registered with the SEC under the Investment Company Act that offers separate classes of its shares representing interests in several investment portfolios, including the Money Market Portfolio, for sale to the public; and

                 WHEREAS, Cash Management Fund owns securities in which the Money Market Portfolio is permitted to invest; and

                 WHEREAS, Cash Management Fund desires to provide for its reorganization through the transfer of substantially all of its assets to the Money Market Portfolio in exchange for shares of the Money Market Portfolio issued in the manner set forth in this Agreement; and

                 WHEREAS, this Agreement is intended to be and is adopted as a Plan of Reorganization and Liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                 NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AFG and AAFI agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

                 Section 1.1. Definitions. (a) For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

                 "AAFI" means AIM Advisor Funds, Inc., a Maryland corporation.

                 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

                 "AFG Registration Statement" means the registration statement on Form N-1A of AFG, as amended, Registration No. 2-27334, that is applicable to the Portfolio.

                 "Affiliated Person" means an affiliated person as defined in
Section 2(a)(3) of the Investment Company Act.

                 "AFG" means AIM Funds Group, a Delaware business trust.

                 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

                 "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AAFI on behalf of Cash Management Fund, or otherwise providing benefits to any current or former employee, officer or director of AAFI.

                 "Cash Management Fund" means AIM Advisor Cash Management Fund, a portfolio of AAFI.

                 "CMF Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

                 "CMF Shareholders" means the holders of record as of the Closing Date of the issued and outstanding shares of the capital stock of Cash Management Fund.

                 "CMF Shareholders Meeting" means a meeting of the shareholders of Cash Management Fund convened in accordance with applicable law and the articles of incorporation of AAFI to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement.

                 "CMF Shares" means the issued and outstanding shares of the capital stock of Cash Management Fund.

                 "Closing" means the transfer of the assets of Cash Management Fund against the delivery of Money Market Portfolio Cash Reserve Shares directly to the shareholders of Cash Management Fund as described in Section
2.1 of this Agreement.

                 "Closing Date" means March 2, 1998, or such other date as the parties may mutually determine.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Money Market Portfolio.

                 "Effective Time" shall mean 7:00 a.m. Central Time on the Closing Date.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Excluded Assets" shall have the meaning set forth in Section
2.3 of this Agreement.

                 "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodities and Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

                 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

                 "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

                 "Money Market Portfolio" means AIM Money Market Fund, an investment portfolio of AFG.

                 "Money Market Portfolio Cash Reserve Shares" means Cash Reserve Shares of the Money Market Portfolio issued by AFG, each representing an interest in the Money Market Portfolio.

                 "Money Market Portfolio Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

                 "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                 "Reorganization" means the acquisition of certain of the assets of Cash Management Fund by the Money Market Portfolio in consideration of the issuance of Money

Market Portfolio Cash Reserve Shares directly to CMF Shareholders as described in this Agreement.

                 "Required CMF Shareholder Vote" shall have the meaning set forth in Section 3.19 of this Agreement.

                 "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

                 "SEC" means the United States Securities and Exchange
Commission.

                 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Tax" means any tax or similar governmental charge, impost or levy (including, without limitation, income taxes (including, without limitation, alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                 "Valuation Date" shall have the meaning set forth in Section
2.4 of this Agreement.


                                   ARTICLE II
                               TRANSFER OF ASSETS

                 Section 2.1. Reorganization of Cash Management Fund. At the Effective Time, all of the assets of Cash Management Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the Money Market Portfolio, in exchange for, and against delivery by AFG directly to the CMF Shareholders at the opening of business on the Closing Date of a number of Money Market Portfolio Cash Reserve Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of the Cash Management Fund so transferred, assigned and delivered, all determined and adjusted as provided in
Section 2.2 below. Upon delivery of such assets, the Money Market Portfolio will receive good and marketable title to such assets free and clear of all Liens.

                 Section 2.2.       Computation of Net Asset Value.

                 (a) The net asset value of the Money Market Portfolio Cash Reserve Shares and the net value of the assets of Cash Management Fund subject to this Agreement shall, in each case, be determined as of the close of business on the NYSE on the Valuation Date.

                 (b) The net asset value of the Money Market Portfolio Cash Reserve Shares shall be computed in accordance with the policies and procedures of the Money Market Portfolio as described in the AFG Registration Statement.

                 (c) The net value of the assets of Cash Management Fund subject to this Agreement shall be computed by AFG and shall be subject to adjustment by the amount, if any, agreed to by AAFI and AFG. In determining the value of the securities transferred by Cash Management Fund to the Money Market Portfolio, each security shall be priced in accordance with the policies and procedures of the Money Market Portfolio as described in the AFG Registration Statement. For such purposes, market quotes and the security characteristics relating to establishing such quotes shall be determined by AFG, with the approval of AAFI. Securities for which market quotes are not available shall be valued as mutually agreed by AFG and AAFI, provided that such value is consistent with the pricing procedures adopted by AFG. All computations shall be made by AFG in cooperation with the auditors of AFG and the auditors of AAFI, who will apply certain procedures agreed to by AFG and AAFI to test such computations.

                 Section 2.3. Excluded Assets. There shall be deducted from the assets of Cash Management Fund described in Section 2.1 all organizational expenses, any prepaid expenses that would not have value to the Money Market Portfolio and cash in an amount estimated by AAFI to be sufficient to pay all the liabilities of Cash Management Fund, including, without limitation, (i) amounts owed or to be owed to any CMF Shareholder, including declared but unpaid dividends, (ii) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of its business up to and including the Closing Date and (iii) the costs and expenses incurred by Cash Management Fund in making and carrying out the transactions contemplated by this Agreement.

                 Section 2.4. Valuation Date. The assets of Cash Management Fund and the net asset value per share of the Money Market Portfolio Cash Reserve Shares shall be valued as of the close of business on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The stock transfer books of Cash Management Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Cash Management Fund received in proper form prior to the close of trading on the NYSE on the Valuation Date shall be accepted by Cash Management Fund. Redemption requests thereafter received by Cash Management Fund shall be deemed to be redemption requests for Money Market Portfolio Cash Reserve Shares (assuming that the transactions contemplated by this Agreement have been consummated) to be distributed to CMF Shareholders under this Agreement.

                 Section 2.5.       Delivery.

                 (a) Assets held by Cash Management Fund shall be delivered by AAFI to the Custodian on the Closing Date. No later than three
(3) business days preceding the Closing Date, AAFI shall instruct Cash Management Fund's custodian to make such delivery to the Custodian. AAFI shall further instruct Cash Management Fund's custodian that any trade made by Cash Management Fund during the three day period before the Closing Date shall settle at the Custodian. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Cash Management Fund (other than cash held as part of the Excluded Assets) shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the Money Market Portfolio at the Custodian.

                 (b) If, on the Closing Date, AAFI is unable to make delivery in the manner contemplated by Section 2.5(a) of securities held by Cash Management Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Cash Management Fund, its broker or brokers, then, AFG shall waive the delivery requirements of Section 2.5(a) with respect to said undelivered securities, if Cash Management Fund has delivered to the Custodian by or on the Closing Date and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AFG or the Custodian, including brokers' confirmation slips.

                 Section 2.6. Dissolution. As soon as reasonably practicable after the Closing Date, Cash Management Fund shall pay or make provisions for all of its debts, liabilities and taxes and distribute all remaining assets to the CMF Shareholders, and Cash Management Fund's status as a designated series of shares of AAFI shall be terminated, provided that, in the event that the transactions contemplated herein are not approved by the CMF Shareholders, AAFI shall not be obligated to so terminate Cash Management Fund's designation as a series of shares.

                 Section 2.7. Issuance of AFG Shares. At the Closing Date, AAFI shall instruct AFG that the pro rata interest of each of CMF Shareholders of record as of the close of business on the Valuation Date, as certified by Cash Management Fund's transfer agent, in Money Market Portfolio Cash Reserve Shares to holders of Class A Shares and Class C Shares of Cash Management Fund, be registered on the books of AFG in full and fractional shares in the name of each CMF Shareholder, and AFG agrees promptly to comply with said instruction. All issued and outstanding shares of Cash Management Fund's capital stock shall thereupon be canceled on the books of AAFI. AFG shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AFG shall record on its books the ownership of the Money Market Portfolio Cash Reserve Shares by CMF Shareholders and shall forward a confirmation of such ownership to the CMF Shareholders. No redemption or repurchase of such shares credited to former CMF Shareholders in respect of Cash Management Fund shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to AFG for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AFG.

                 Section 2.8. Investment Securities. On or prior to the Valuation Date, AAFI shall deliver a list setting forth the securities Cash Management Fund then owns together with the respective Federal income tax bases thereof. AAFI shall provide to AFG on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security transferred to the Money Market Portfolio hereunder. Such records shall be made available by AAFI prior to the Valuation Date for inspection by the Treasurer (or his designee) or the auditors of AFG upon reasonable request.

                 Section 2.9 Liabilities and Expenses. The Money Market Portfolio shall not assume any liability of Cash Management Fund and Cash Management Fund shall use its reasonable best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.


                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF AAFI

                 AAFI, on behalf of Cash Management Fund, represents and warrants to AFG that:

                 Section 3.1. Incorporation: Qualification and Corporate Authority. AAFI has been duly incorporated and is validly existing and in active status under the laws of the State of Maryland with all requisite corporate power and authority to conduct its business as presently conducted.

                 Section 3.2. Registration and Regulation of AAFI. AAFI is duly registered with the SEC as an investment company under the Investment Company Act and all CMF Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AAFI to revoke or rescind any such registration or qualification. Cash Management Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws.
Cash Management Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of Cash Management Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Cash Management Fund and all purchases and redemptions of CMF Shares have been effected at the net asset value per share calculated in such manner.

                 Section 3.3. Financial Statements. The books of account and related records of Cash Management Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1996 of Cash Management Fund, and the unaudited financial statements dated June 30, 1997 of Cash Management Fund, previously delivered to AFG (the "CMF Financial Statements") present fairly in all material respects the financial position of Cash Management Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

                 Section 3.4. No Material Adverse Changes; Contingent Liabilities. Since June 30, 1997, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Cash Management Fund or the status of Cash Management Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Cash Management Fund or occurring in the ordinary course of business of Cash Management Fund or AAFI. There are no contingent liabilities of Cash Management Fund not disclosed in the CMF Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

                 Section 3.5.      CMF Shares; Liabilities; Business Operations.

                 (a) The CMF Shares have been duly authorized and validly issued and are fully paid and non- assessable.

                 (b) There is no plan or intention by the shareholders of Cash Management Fund who own five percent (5%) or more of the CMF Shares, and to the knowledge of AAFI's management, the remaining CMF Shareholders have no present plan or intention of selling, exchanging, redeeming or otherwise disposing of a number of the Money Market Portfolio Cash Reserve Shares received by them in connection with the Reorganization that would reduce the CMF Shareholders' ownership of Money Market Portfolio Cash Reserve Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding CMF Shares as of the same date. For purposes of this representation, CMF Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Money Market Portfolio will be treated as outstanding CMF Shares on the date of the Reorganization. Moreover, CMF Shares and Money Market Portfolio Cash Reserve Shares held by CMF Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for CMF Shares or Money Market Portfolio Cash Reserve Shares which have been, or will be, redeemed by Cash Management Fund or the Money Market Portfolio in the ordinary course of its business as an open-end, diversified management investment company (or a series thereof) under the Investment Company Act.

                 (c) At the time of the Reorganization, Cash Management Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire CMF Shares, except for the right of investors to acquire CMF Shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the Investment Company Act.

                 (d) From the date it commenced operations on October 19, 1983 (as INVESCO Advisor Cash Management Fund) and ending on the Closing Date, Cash Management Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of the Reorganization, Cash Management Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets being transferred to the Money Market Portfolio.

                 (e)        AAFI does not have, and has not had during the six
(6) months prior to the date of this Agreement any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

                 Section 3.6. Accountants. Price Waterhouse, LLP, which has reported upon CMF Financial Statements for the period ended December 31, 1996, are independent public accountants as required by the Securities Act and the Exchange Act.

                 Section 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AAFI on behalf of Cash Management Fund and, assuming this Agreement has been duly executed and delivered by AFG and approved by the CMF Shareholders, constitutes the legal, valid and binding obligation of AAFI, enforceable against AAFI in accordance with its terms from and with respect to the revenues and assets of Cash Management Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                 Section 3.8.       No Breaches or Defaults.  The execution
and delivery of this Agreement by AAFI on behalf of Cash Management Fund and performance of its obligations hereunder has been duly authorized by all necessary corporate action on the part of AAFI, other than CMF Shareholder approval, and (i) does not and, on the Closing Date, will not result in any violation of the articles of incorporation or by-laws of AAFI and (ii) does not and, will not on the Closing Date, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Cash Management Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AAFI is a party or by which it may be bound and which relates to the assets of Cash Management Fund or to which any of Cash Management Fund's properties may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AAFI or any of Cash Management Fund's properties. AAFI is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

                 Section 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.6 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AAFI in connection with the due execution and delivery by AAFI of this Agreement and the consummation by AAFI of the transactions contemplated hereby.

                 Section 3.10. Permits. AAFI has in full force and effect all Federal, state, local and foreign governmental approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Cash Management Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AAFI there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 Section 3.11.      No Actions, Suits or Proceedings.

                 (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AAFI, has any litigation been overtly threatened in writing or orally, against AAFI before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AAFI, threatened in writing or, if probable of assertion, orally against AAFI affecting any property, asset, interest, or right of Cash Management Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Cash Management Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AAFI's conduct of the business of Cash Management Fund affecting in any significant respect the conduct of such business. AAFI is not, and has not been, to the knowledge of AAFI, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Cash Management Fund.

                 Section 3.12. Contracts. AAFI is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Cash Management Fund, by which the assets, business, or operations of Cash Management Fund may be bound or affected, or under which it or the assets, business or operations of Cash Management Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AAFI, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

                 Section 3.13. Properties and Assets. Cash Management Fund has good and marketable title to all properties and assets reflected in the CMF Financial Statements as owned by it, free and clear of all Liens, except as described in the CMF Financial Statements.

                 Section 3.14.      Taxes.

                 (a) Cash Management Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. Cash Management Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of
Section 851(b) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (i) insure continued qualification of Cash Management Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Cash Management Fund arising by reason of undistributed investment company taxable income or net taxable gain, AAFI will declare to the CMF Shareholders of record on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends shall have the effect of distributing (A) all of Cash Management Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1997 and for the short taxable year beginning on January 1, 1998 and ending on the Closing Date and (B) all of Cash Management Fund's net capital gains realized in its taxable year ended December 31, 1997 and in such short taxable year (after reduction for any capital loss carryover).

                 (b) Cash Management Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Cash Management Fund for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Cash Management Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Cash Management Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

                 (c) Cash Management Fund's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

                 Section 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Cash Management Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

                 Section 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AAFI or Cash Management Fund in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AAFI or any action taken by it.

                 Section 3.17. Voting Requirements; Dissenter's Rights. The affirmative votes of a majority of the holders of the outstanding CMF Shares (the "Required CMF Shareholder Vote") are the only votes of the holders of any class or series of Cash Management Fund's capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement. The CMF Shareholders may not exercise dissenter's rights granted under the Maryland Business Corporation Law with respect to the Reorganization.

                 Section 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

                 Section 3.19. Books and Records. The books and records of AAFI relating to Cash Management Fund, reflecting, among other things, the purchase and sale of CMF Shares by CMF Shareholders, the number of issued and outstanding shares owned by each CMF Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

                 Section 3.20. Prospectus. The current prospectus and statement of additional information for Cash Management Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided however, that no representation or warranty is made with respect to written information provided by AFG for inclusion in the prospectus or statement of additional information of Cash Management Fund, or any supplement thereto.


                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF AFG

                 AFG, on behalf of the Money Market Portfolio, represents and warrants to AAFI as follows:

                 Section 4.1. Organization; Authority. AFG is duly organized, validly existing and in good standing under the Business Trust Act of the State of Delaware, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

                 Section 4.2. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AFG and, assuming this Agreement has been duly executed and delivered by AAFI, constitutes the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms from and with respect to the revenues and assets of the Money Market Portfolio, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                 Section 4.3. Financial Statements. The books of account and related records of the Money Market Portfolio fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1996 of the Money Market Portfolio, and unaudited financial statements dated June 30, 1997 of the Money Market Portfolio, previously delivered to AAFI (the "Money Market Portfolio Financial Statements") present fairly in all material respects the financial position of the Money Market Portfolio as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

                 Section 4.4. No Material Adverse Changes; Contingent Liabilities. Since June 30, 1997, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Money Market Portfolio or the status of the Money Market Portfolio as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Money Market Portfolio or occurring in the ordinary course of business of the Money Market Portfolio or AFG. There are no contingent liabilities of the Money Market Portfolio not disclosed in the Money Market Portfolio Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

                 Section 4.5. No Breaches or Defaults . The execution and delivery of this Agreement by AFG and performance by AFG of its obligations hereunder have been duly authorized by all necessary trust action on the part of AFG and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AFG and (ii) does not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the Money Market Portfolio (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to adversely affect the consummation of the Reorganization) under (A) any indenture, mortgage or loan or any other material agreement or instrument to which AFG is a party or by which it may be bound which relates to the Money Market Portfolio or to which any properties of the Money Market Portfolio may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AFG or any of the Money Market Portfolio's properties.

                 Section 4.6. Accountants. KPMG Peat Marwick LLP, which has reported upon the Money Market Portfolio Financial Statements for the period ended December 31, 1996, are independent public accountants as required by the Securities Act and the Exchange Act.

                 Section 4.7. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AFG in connection with the due execution and delivery by AFG of this Agreement and the consummation by AFG of the transactions contemplated hereby.

                 Section 4.8. Permits. AFG has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Money Market Portfolio, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AFG there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 Section 4.9.       No Actions, Suits or Proceedings.

                 (a) There is no pending action, suit or proceeding, nor, to the knowledge of AFG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AFG before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AFG, threatened in writing or, if probable of assertion, orally against AFG affecting any property, asset, interest, or right of the Money Market Portfolio, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Money Market Portfolio. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AFG's conduct of the business of the Money Market Portfolio affecting in any significant respect the conduct of such business. AFG is not, and has not been, to the knowledge of AFG, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Money Market Portfolio.

                 Section 4.10.      Taxes.

                 (a) The Money Market Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code. The Money Market Portfolio has qualified as such for each taxable year since inception that has ended prior to the Closing Date.

                 (b) The Money Market Portfolio has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of the Money Market Portfolio for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Money Market Portfolio, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of the Money Market Portfolio is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

                 (c) The Money Market Portfolio's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

                 Section 4.11. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AFG or the Money Market Portfolio in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AFG or any action taken by AFG.

                 Section 4.12.      Registration and Regulation of Company.
AFG is registered with the SEC under the Investment Company Act as an open-end, management, series, investment company and the Portfolio has elected to qualify as a regulated investment company under Section 851 of the Code. The Money Market Portfolio is in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Money Market Portfolio is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Money Market Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act.

                 Section 4.13. Registration of Money Market Portfolio Cash Reserve Shares.

                 (a) The shares of beneficial interest of AFG are divided into nine portfolios, including the Money Market Portfolio. The Money Market Portfolio has four classes of shares, Class A Shares, Class B Shares, Class C Shares and Cash Reserve Shares. Under the Delaware Business Trust Act and its Agreement and Declaration of Trust, as amended, AFG is authorized to issue an unlimited number of shares of any class representing an investment in each of its portfolios, including the Money Market Portfolio.

                 (b) The Money Market Portfolio Cash Reserve Shares of AFG to be issued pursuant to Section 2.7 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AFG then in effect.

                 (c) The Money Market Portfolio Cash Reserve Shares to be issued pursuant to Section 2.7 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of the Reorganization, the Money Market Portfolio shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Money Market Portfolio Cash Reserve Shares, except for the right of investors to acquire Money Market Portfolio Cash

Reserve Shares at net asset value in the normal course of its business as an open-ended diversified management investment company operating under the Investment Company Act.

                 (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AFG's Registration Statement on Form N-14 shall be furnished to AAFI and CMF Shareholders entitled to vote at the CMF Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Money Market Portfolio, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AAFI for inclusion in the Combined Prospectus/Proxy Statement.

                 (e) The shares of the Money Market Portfolio which have been or are being offered for sale (other than Money Market Portfolio Cash Reserve Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AFG Registration Statement then in effect and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AFG to revoke or rescind any such registration or qualification.

                 Section 4.14.    Representations Concerning the Reorganization.

                 (a) AFG has no plan or intention to reacquire any of the Money Market Portfolio Cash Reserve Shares issued in the Reorganization, except to the extent that the Money Market Portfolio is required by the Investment Company Act to redeem any of its shares presented for redemption.

                 (b) The Money Market Portfolio has no plan or intention to sell or otherwise dispose of any of the assets of Cash Management Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                 (c) Following the Reorganization, the Money Market Portfolio will continue the "historic business" of Cash Management Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) or use a significant portion of Cash Management Fund's historic business assets in a business.

                 Section 4.15. Prospectus. The current prospectus and statement of additional information for the Money Market Portfolio as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   ARTICLE V
                                   COVENANTS

                 Section 5.1.       Conduct of Business.

                 (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AAFI shall conduct the business of Cash Management Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Cash Management Fund in the ordinary course in all material respects. Without limiting the generality of the foregoing, AAFI shall not do any of the following with respect to Cash Management Fund without the prior written consent of AFG, which consent shall not be unreasonably withheld:

                            (i) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

                            (ii) amend its articles of incorporation or by-laws;

                            (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or any assets that are material, individually or in the aggregate, to Cash Management Fund taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice;

                            (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

                            (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Cash Management Fund, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

                           (vi) settle or compromise any income tax liability or make any material tax election;

                            (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

                            (viii) change its methods of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

                            (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

                            (x) adopt any Benefit Plan.

                 (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AFG shall conduct the business of the Money Market Portfolio only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Money Market Portfolio in the ordinary course in all material respects.

                 Section 5.2. Announcements. Promptly following execution and delivery of this Agreement, AAFI and AFG shall agree upon and release a mutually acceptable press release and AAFI shall give any and all notices required to be given by law.

                 Section 5.3. Expenses. Cash Management Fund and the Money Market Portfolio shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

                 Section 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

                 Section 5.5. Notice of Events. AFG shall give prompt notice to AAFI, and AAFI shall give prompt notice to AFG, of (i) the occurrence or nonoccurrence of any event of which to the knowledge of AFG or to the knowledge of AAFI, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (x) in the case of AFG, Sections
6.1 and 6.2 or (y) in the case of AAFI, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (ii) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

                 Section 5.6.       Access to Information.

                 (a) AAFI will, during regular business hours and on reasonable prior notice, allow AFG and its authorized representatives reasonable access to the books and records of AAFI pertaining to the assets of Cash Management Fund and to employees of AAFI knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AAFI.

                 (b) AFG will, during regular business hours and on reasonable notice, allow AAFI and its authorized representatives reasonable access to the books and records of AFG pertaining to the assets of the Money Market Portfolio and to employees of AFG knowledge thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AFG.

                 Section 5.7. Consents, Approvals and Filings. Each of AAFI and AFG shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AAFI and AFG shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AAFI and AFG shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

                 Section 5.8. Submission of Agreement to Shareholders. AAFI shall take all action necessary in accordance with applicable law and its articles of incorporation and by-laws to convene the CMF Shareholders Meeting. AAFI shall, through its Board of Directors, recommend to the CMF Shareholders approval of this Agreement and the other transactions contemplated by this Agreement. AAFI shall use its reasonable best efforts to hold the CMF Shareholders Meeting as soon as practicable after the date hereof.


                                   ARTICLE VI
                   CONDITIONS PRECEDENT TO THE REORGANIZATION

                 Section 6.1. Conditions Precedent of AFG. The obligation of AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AFG.

                 (a) The representations and warranties of AAFI on behalf of Cash Management Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) AAFI shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) AFG shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AAFI on behalf of AAFI, in such individual's capacity as an officer of AAFI and not as an individual, to the effect that the conditions specified in Section 6.1(a) and
(b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AAFI certifying as to the accuracy and completeness of the attached articles of incorporation and by-laws, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) AFG shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AAFI, or other counsel reasonably acceptable to AFG, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth in Schedule 6.1(d).

                 Section 6.2. Mutual Conditions. The obligation of AAFI and AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AAFI and AFG, but only if and to the extent that such waiver is mutual.

                 (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AAFI and AFG shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 (b) This Agreement, the Reorganization and related corporate matters shall have been approved and adopted at the CMF Shareholders Meeting by the shareholders of Cash Management Fund on the record date by the Required CMF Shareholder Vote.

                 (c) The assets of Cash Management Fund to be acquired by the Money Market Portfolio shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Cash Management Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Cash Management Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Cash Management Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of Cash Management Fund immediately prior to the Reorganization.

                 (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

                 (e) The Registration Statement on Form N-14 filed by AFG with respect to the Money Market Portfolio Cash Reserve Shares to be issued to CMF Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

                 (f) AAFI and AFG shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll in form, scope and substance satisfactory to AAFI and AFG, set forth on Schedule 6.2(f).

                 (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

                 Section 6.3. Conditions Precedent of AAFI. The obligation of AAFI to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AAFI.

                 (a) The representations and warranties of AFG on behalf of the Money Market Portfolio set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) AFG shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) AAFI shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AFG, in such individual's capacity as an officer of AFG and not as an individual, to the effect that the conditions specified in Section 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, of AFG, certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) AAFI shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AFG, or other counsel reasonably acceptable to AAFI, in form and substance reasonably acceptable to counsel for AAFI, as to the matters set forth on Schedule 6.3(d).

                                  ARTICLE VII
                            TERMINATION OF AGREEMENT

                 Section 7.1.       Termination.

                 (a) This Agreement may be terminated on or prior to the Closing Date as follows:

                            (i)     by mutual written consent of AAFI and AFG;
                                    and

                            (ii)    at the election of AAFI or AFG:

                            (A) if the Closing Date shall not be on or before June 30, 1998, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                            (B) if, upon a vote at CMF Shareholders Meeting or any adjournment thereof, the Required CMF Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                            (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

                 (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination. If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 7.2.

                 Section 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect, except for the provisions of
Section 5.3.

                                  ARTICLE VIII
                                 MISCELLANEOUS

                 Section 8.1. Nonsurvival of Representations and Warranties. Except as set for those contained in Sections 2.6, 3.5, 3.15(a) and 4.14, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This
Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

                 Section 8.2. Law Governing. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

                 Section 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

                 Section 8.4.       Obligations of AFG and AAFI.

                 (a) AAFI and AFG hereby acknowledge and agree that the Money Market Portfolio is a separate investment portfolio of AFG, that AFG is executing this Agreement on behalf of the Money Market Portfolio, and that any amounts payable by AFG under or in connection with this Agreement shall be payable solely from the revenues and assets of the Money Market Portfolio. AAFI further acknowledges and agrees that this Agreement has been executed by an authorized officer of AFG in his or her capacity as an officer of AFG intending to bind AFG as provided herein, and that no officer, trustee or shareholder of AFG shall be personally liable for the liabilities or obligations of AFG incurred hereunder.

                 (b) AAFI and AFG hereby acknowledge and agree that Cash Management Fund is a separate investment portfolio of AAFI, that AAFI is executing this Agreement on behalf of Cash Management Fund and that any amounts payable by AAFI under or in connection with this Agreement shall be payable solely from the revenues and assets of Cash Management Fund.

                 Section 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AAFI and AFG.

                 Section 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

                 Section 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article III or IV that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

                 Section 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

                 Section 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

                 Section 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

                 (a)        If to AFG:

                            AIM Funds Group
                            11 Greenway Plaza, Suite 100
                            Houston, Texas  77046-1173
                            Attn:  Carol F. Relihan, Esq.
                            Fax: (713) 993-9185
                            with a copy to:

                            Ballard Spahr Andrews & Ingersoll
                            1735 Market Street, 51st Floor
                            Philadelphia, Pennsylvania  19103-7599
                            Attn:  William H. Rheiner, Esq.
                            Fax:  (215) 864-8999
                 (b)        If to AAFI:

                            AIM Funds Group
                            11 Greenway Plaza, Suite 100
                            Houston, Texas  77046-1173
                            Attn:  Carol F. Relihan, Esq.
                            Fax: (713) 993-9185

                            with a copy to:

                            Ballard Spahr Andrews & Ingersoll
                            1735 Market Street, 51st Floor
                            Philadelphia, Pennsylvania  19103-7599
                            Attn:  William H. Rheiner, Esq.
                            Fax:  (215) 864-8999

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    AIM ADVISOR FUNDS, INC., acting
                                   on behalf of AIM Advisor Cash Management Fund


                                     By:  /s/ Robert H. Graham
                                          --------------------------------------
                                     AIM FUNDS GROUP, acting
                                     on behalf of AIM Money Market Fund


                                    By:   /s/ Robert H. Graham
                                          --------------------------------------

                                Schedule 6.1(d)



                 OPINION OF COUNSEL TO AIM Advisor Cash Management Fund


         1. AAFI is a corporation duly incorporated and validly existing under the laws of the State of Maryland.

         2. AAFI is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AAFI have been duly authorized and approved by all requisite corporate action on the part of AAFI. The Agreement has been duly executed and delivered by AAFI and constitutes the valid and binding obligation of Cash Management Fund.

         4. The CMF Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. AAFI is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AAFI or who has devoted substantive attention on behalf of AAFI during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against Cash Management Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                Schedule 6.2(g)

                                 Tax Opinions.

                            (i)     The transfer of the assets of Cash
         Management Fund to the Money Market Portfolio in exchange for the Portfolio Shares distributed directly to the CMF Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Cash Management Fund and AFG will each be a "party to a reorganization" within the meaning of 368(b) of the Code.

                            (ii)    In accordance with Section 361(a) and
         Section 361(c)(1) of the Code, no gain or loss will be recognized by Cash Management Fund as a result of such transaction.

                            (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Money Market Portfolio upon the receipt of assets of Cash Management Fund in exchange for Money Market Portfolio Cash Reserve Shares issued directly to the CMF Shareholders

                            (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by CMF Shareholders on issuance by AFG of Money Market Portfolio Cash Reserve Shares in exchange for their CMF Shares.

                            (v) In accordance with Section 362(b) of the Code, the basis to the Money Market Portfolio of the assets of Cash Management Fund transferred to it will be the same as the basis of such assets in the hands of Cash Management Fund immediately prior to the exchange.

                            (vi) In accordance with Section 358(a) of the Code, a CMF Shareholder's basis for Money Market Portfolio Cash Reserve Shares issued to such CMF Shareholder pursuant to Section 2.7 of the Agreement ("Issued Shares") will be the same as his basis for CMF Shares.

                            (vii) In accordance with Section 1223(1) of the Code, a CMF Shareholder's holding period for Money Market Portfolio Cash Reserve Shares will be determined by including said CMF Shareholder's holding period for CMF Shares exchanged therefor, provided that CMF Shareholder held such CMF Shares as a capital asset.

                            (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Cash Management Fund transferred to the Money Market Portfolio will include the holding period for such assets in the hands of Cash Management Fund.

                            (ix) In accordance with Section 381(a)(2) of the Code, the Money Market Portfolio will succeed to and take into account the items of Cash Management Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Internal Revenue Service regulations thereunder.

                                Schedule 6.3(d)



                           OPINION OF COUNSEL TO AFG


         1. AFG is duly organized and validly existing as a business trust under the Business Trust Law of the State of Delaware.

         2. AFG is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AFG have been duly authorized and approved by all requisite trust action on the part of AFG. The Agreement has been duly executed and delivered by AFG and constitutes the valid and binding obligation of the Money Market Portfolio.

         4. The Money Market Portfolio Cash Reserve Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. AFG is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AFG or who has devoted substantive attention on behalf of AFG during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Money Market Portfolio (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II





                                   AGREEMENT

                                      and


                             PLAN OF REORGANIZATION

                                      for


                            AIM ADVISOR INCOME FUND


                                 a Portfolio of

                            AIM ADVISOR FUNDS, INC.

                               TABLE OF CONTENTS


ARTICLE I
         DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.1.       Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE II
         TRANSFER OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.1.       Reorganization of Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.2.       Computation of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.3.       Excluded Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 2.4.       Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 2.5.       Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 2.6.       Dissolution.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 2.7.       Issuance of AFG Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 2.8.       Investment Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 2.9        Liabilities and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF AAFI   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 3.1.       Incorporation: Qualification and Corporate Authority  . . . . . . . . . . . . . . . . . . . 7
         Section 3.2.       Registration and Regulation of AAFI . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.3.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.4.       No Material Adverse Changes; Contingent Liabilities . . . . . . . . . . . . . . . . . . . . 8
         Section 3.5.       IF Shares; Liabilities; Business Operations . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 3.6.       Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.7.       Binding Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 3.8.       No Breaches or Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 3.9.       Authorizations or Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 3.10.      Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 3.11.      No Actions, Suits or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 3.12.      Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 3.13.      Properties and Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 3.14.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 3.15.      Benefit and Employment Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.16.      Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.17.      Voting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.18.      State Takeover Statutes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.19.      Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 3.20.      Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF AFG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.1.       Organization; Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.2.       Binding Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         Section 4.3.       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 4.4.       No Material Adverse Changes; Contingent Liabilities . . . . . . . . . . . . . . . . . . .  13
         Section 4.5.       No Breaches or Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.6.       Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.7.       Authorizations or Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.8.       Permits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.9.       No Actions, Suits or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.10.      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 4.11.      Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 4.12.      Registration and Regulation of Company  . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 4.13.      Registration of Intermediate Government Portfolio Shares  . . . . . . . . . . . . . . . .  16
         Section 4.14.      Representations Concerning the Reorganization . . . . . . . . . . . . . . . . . . . . . .  17
         Section 4.15.      Prospectus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE V
         COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 5.1.       Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 5.2.       Announcements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.3.       Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.4.       Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.5.       Notice of Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.6.       Access to Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 5.7.       Consents, Approvals and Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 5.8.       Submission of Agreement to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . .  20

ARTICLE VI
         CONDITIONS PRECEDENT TO THE REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.1.       Conditions Precedent of AFG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.2.       Mutual Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 6.3.       Conditions Precedent of AAFI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE VII
         TERMINATION OF AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 7.1.       Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 7.2.       Survival After Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE VIII
         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.1.       Nonsurvival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.2.       Law Governing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 8.3.       Binding Effect, Persons Benefiting, No Assignment . . . . . . . . . . . . . . . . . . . .  23
         Section 8.4.       Obligations of AFG and AAFI.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 8.5.       Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 8.6.       Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 8.7.       Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 8.8.       Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

         Section 8.9.       Entire Agreement; Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 8.10.      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25


         Schedule 6.1(d)            - Opinion of Counsel to AIM Advisor Income Fund
         Schedule 6.2(f)            - Tax Opinions
         Schedule 6.3(d)            - Opinion of Counsel to AFG

                      AGREEMENT AND PLAN OF REORGANIZATION


                 AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 25, 1997 (this "Agreement"), by and between AIM Advisor Funds, Inc., a Maryland corporation ("AAFI"), acting on behalf of AIM Advisor Income Fund ("Income Fund"), and AIM Funds Group, a Delaware business trust ("AFG"), acting on behalf of AIM Intermediate Government Fund (the "Intermediate Government Portfolio").

                                   WITNESSETH

                 WHEREAS, AAFI is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate classes of its shares representing interests in seven investment portfolios, including Income Fund, for sale to the public; and

                 WHEREAS, AFG is an investment company registered with the SEC under the Investment Company Act that offers separate classes of its shares representing interests in several investment portfolios, including the Intermediate Government Portfolio, for sale to the public; and

                 WHEREAS, Income Fund owns securities in which the Intermediate Government Portfolio is permitted to invest; and

                 WHEREAS, Income Fund desires to provide for its reorganization through the transfer of substantially all of its assets to the Intermediate Government Portfolio in exchange for shares of the Intermediate Government Portfolio issued in the manner set forth in this Agreement; and

                 WHEREAS, this Agreement is intended to be and is adopted as a Plan of Reorganization and Liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                 NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AFG and AAFI agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                 Section 1.1. Definitions. (a) For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

                 "AAFI" means AIM Advisor Funds, Inc., a Maryland corporation.

                 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

                 "AFG Registration Statement" means the registration statement on Form N-1A of AFG, as amended, Registration No. 2-27334, that is applicable to the Portfolio.

                 "Affiliated Person" means an affiliated person as defined in
Section 2(a)(3) of the Investment Company Act.

                 "AFG" means AIM Funds Group, a Delaware business trust.

                 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

                 "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AAFI on behalf of Income Fund, or otherwise providing benefits to any current or former employee, officer or director of AAFI.

                 "Closing" means the transfer of the assets of Income Fund against the delivery of Intermediate Government Portfolio Class A Shares and Intermediate Government Portfolio Class C Shares directly to the shareholders of Income Fund as described in Section 2.1 of this Agreement.

                 "Closing Date" means March 2, 1998, or such other date as the parties may mutually determine.

                 "Code" means the Internal Revenue Code of 1986, as amended.

                 "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Intermediate Government Portfolio.

                 "Effective Time" shall mean 7:00 a.m. Central Time on the Closing Date.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Excluded Assets" shall have the meaning set forth in Section
2.3 of this Agreement.

                 "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodities and Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

                 "Income Fund" means AIM Advisor Income Fund, a portfolio of
AAFI.

                 "IF Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

                 "IF Shareholders" means the holders of record as of the Closing Date of the issued and outstanding shares of the capital stock of Income Fund.

                 "IF Shareholders Meeting" means a meeting of the shareholders of Income Fund convened in accordance with applicable law and the articles of incorporation of AAFI to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement.

                 "IF Shares" means the issued and outstanding shares of the capital stock of Income Fund.

                 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Intermediate Government Portfolio" means AIM Intermediate Government Fund, an investment portfolio of AFG.

                 "Intermediate Government Portfolio Class A Shares" means Class A Shares of the Intermediate Government Portfolio issued by AFG, each representing an interest in the Intermediate Government Portfolio.

                 "Intermediate Government Portfolio Class C Shares" means Class C Shares of the Intermediate Government Portfolio issued by AFG, each representing an interest in the Intermediate Government Portfolio.

                 "Intermediate Government Portfolio Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

                 "Intermediate Government Portfolio Shares" means Class A Shares and Class C Shares of the Intermediate Government Portfolio issued by AFG, each representing an interest in the Intermediate Government Portfolio.

                 "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

                 "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

                 "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                 "Reorganization" means the acquisition of certain of the assets of Income Fund by the Intermediate Government Portfolio in consideration of the issuance of Intermediate Government Portfolio Class A Shares and Intermediate Government Portfolio Class C Shares directly to IF Shareholders as described in this Agreement.

                 "Required IF Shareholder Vote" shall have the meaning set forth in Section 3.19 of this Agreement.

                 "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

                 "SEC" means the United States Securities and Exchange
Commission.

                 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

                 "Tax" means any tax or similar governmental charge, impost or levy (including, without limitation, income taxes (including, without limitation, alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                 "Valuation Date" shall have the meaning set forth in Section
2.4 of this Agreement.

                                   ARTICLE II
                               TRANSFER OF ASSETS

                 Section 2.1. Reorganization of Income Fund. At the Effective Time, all of the assets of Income Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the Intermediate Government Portfolio, in exchange for, and against delivery by AFG directly to the IF Shareholders at the opening of business on the Closing Date of a number of Intermediate Government Portfolio Class A Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of the Income Fund attributable to the Class A Shares of the Income Fund, and a number of Intermediate Government Portfolio Class C Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net asset value of the assets of the Income Fund attributable to the Class C Shares of the Income Fund, so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, the Intermediate Government Portfolio will receive good and marketable title to such assets free and clear of all Liens.

                 Section 2.2.       Computation of Net Asset Value.

                 (a) The net asset value of the Intermediate Government Portfolio Class A Shares and the Intermediate Government Portfolio Class C Shares and the net value of the assets of Income Fund subject to this Agreement shall, in each case, be determined as of the close of business on the NYSE on the Valuation Date.

                 (b) The net asset value of the Intermediate Government Portfolio Class A Shares and the Intermediate Government Portfolio Class C Shares shall be computed in accordance with the policies and procedures of the Intermediate Government Portfolio as described in the AFG Registration Statement.

                 (c) The net value of the assets of Income Fund subject to this Agreement shall be computed by AFG and shall be subject to adjustment by the amount, if any, agreed to by AAFI and AFG. In determining the value of the securities transferred by Income Fund to the Intermediate Government Portfolio, each security shall be priced in accordance with the policies and procedures of the Intermediate Government Portfolio as described in the AFG Registration Statement. For such purposes, market quotes and the security characteristics relating to establishing such quotes shall be determined by AFG, with the approval of AAFI. Securities for which market quotes are not available shall be valued as mutually agreed by AFG and AAFI, provided that such value is consistent with the pricing procedures adopted by AFG. All computations shall be made by AFG in cooperation with the auditors of AFG and the auditors of AAFI, who will apply certain procedures agreed to by AFG and AAFI to test such computations.

                 Section 2.3. Excluded Assets. There shall be deducted from the assets of Income Fund described in Section 2.1 all organizational expenses, any prepaid expenses that would not have value to the Intermediate Government Portfolio and cash in an amount estimated by AAFI to be sufficient to pay all the liabilities of Income Fund, including, without limitation, (i) amounts owed or to be owed to any IF Shareholder, including declared but unpaid dividends, (ii) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of its business up to and including the Closing Date and (iii) the costs and expenses incurred by Income Fund in making and carrying out the transactions contemplated by this Agreement.

                 Section 2.4. Valuation Date. The assets of Income Fund and the net asset value per share of the Intermediate Government Portfolio Shares shall be valued as of the close of business on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The stock transfer books of Income Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Income Fund received in proper form prior to the close of trading on the NYSE on the Valuation Date shall be accepted by Income Fund. Redemption requests thereafter received by Income Fund shall be deemed to be redemption requests for Intermediate Government Portfolio Shares (assuming that the transactions contemplated by this Agreement have been consummated) to be distributed to IF Shareholders under this Agreement.

                 Section 2.5.       Delivery.

                 (a) Assets held by Income Fund shall be delivered by AAFI to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AAFI shall instruct Income Fund's custodian to make such delivery to the Custodian. AAFI shall further instruct Income Fund's custodian that any trade made by Income Fund during the three day period before the Closing Date shall settle at the Custodian. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Income Fund (other than cash held as part of the Excluded Assets) shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the Intermediate Government Portfolio at the Custodian.

                 (b) If, on the Closing Date, AAFI is unable to make delivery in the manner contemplated by Section 2.5(a) of securities held by Income Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Income Fund, its broker or brokers, then, AFG shall waive the delivery requirements of Section 2.5(a) with respect to said undelivered securities, if Income Fund has delivered to the Custodian by or on the Closing Date and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AFG or the Custodian, including brokers' confirmation slips.

                 Section 2.6. Dissolution. As soon as reasonably practicable after the Closing Date, Income Fund shall pay or make provisions for all of its debts, liabilities and taxes and distribute all remaining assets to the IF Shareholders, and Income Fund's status as a designated series of shares of AAFI shall be terminated, provided that, in the event that the transactions contemplated herein are not approved by the IF Shareholders, AAFI shall not be obligated to so terminate Income Fund's designation as a series of shares.

                 Section 2.7. Issuance of AFG Shares. At the Closing Date, AAFI shall instruct AFG that the pro rata interest of each of IF Shareholders of record as of the close of business on the Valuation Date, as certified by Income Fund's transfer agent, in Intermediate Government Portfolio Class A Shares to holders of Class A Shares of Income Fund and in Intermediate Government Portfolio Class C Shares to holders of Class C Shares of Income Fund, be registered on the books of AFG in full and fractional shares in the name of each IF Shareholder, and AFG agrees promptly to comply with said instruction. All issued and outstanding shares of Income Fund's capital stock shall thereupon be canceled on the books of AAFI. AFG shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AFG shall record on its books the ownership of the Intermediate Government Portfolio Class A Shares and Intermediate Government Portfolio Class C Shares by IF Shareholders and shall forward a confirmation of such ownership to the IF Shareholders. No redemption or repurchase of such shares credited to former IF Shareholders in respect of Income Fund shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to AFG for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AFG.

                 Section 2.8. Investment Securities. On or prior to the Valuation Date, AAFI shall deliver a list setting forth the securities Income Fund then owns together with the respective Federal income tax bases thereof. AAFI shall provide to AFG on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security transferred to the Intermediate Government Portfolio hereunder. Such records shall be made available by AAFI prior to the Valuation Date for inspection by the Treasurer (or his designee) or the auditors of AFG upon reasonable request.

                 Section 2.9 Liabilities and Expenses. The Intermediate Government Portfolio shall not assume any liability of Income Fund and Income Fund shall use its reasonable best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.


                                  ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF AAFI

                 AAFI, on behalf of Income Fund, represents and warrants to AFG that:

                 Section 3.1. Incorporation: Qualification and Corporate Authority. AAFI has been duly incorporated and is validly existing and in active status under the laws of the State of Maryland with all requisite corporate power and authority to conduct its business as presently conducted.

                 Section 3.2. Registration and Regulation of AAFI. AAFI is duly registered with the SEC as an investment company under the Investment Company Act and all IF Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AAFI to revoke or rescind any such registration or qualification. Income Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Income Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of Income Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Income Fund and all purchases and redemptions of IF Shares have been effected at the net asset value per share calculated in such manner.

                 Section 3.3. Financial Statements. The books of account and related records of Income Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1996 of Income Fund, and the unaudited financial statements dated June 30, 1997 of Income Fund, previously delivered to AFG (the "IF Financial Statements") present fairly in all material respects the financial position of Income Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

                 Section 3.4. No Material Adverse Changes; Contingent Liabilities. Since June 30, 1997, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Income Fund or the status of Income Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Income Fund or occurring in the ordinary course of business of Income Fund or AAFI. There are no contingent liabilities of Income Fund not disclosed in the IF Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

                 Section 3.5.       IF Shares; Liabilities; Business
Operations.

                 (a) The IF Shares have been duly authorized and validly issued and are fully paid and non- assessable.

                 (b) There is no plan or intention by the shareholders of Income Fund who own five percent (5%) or more of the IF Shares, and to the knowledge of AAFI's management, the remaining IF Shareholders have no present plan or intention of selling, exchanging, redeeming or otherwise disposing of a number of the Intermediate Government Portfolio Shares received by them in connection with the Reorganization that would reduce the IF Shareholders' ownership of Intermediate Government Portfolio Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding IF Shares as of the same date. For purposes of this representation, IF Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Intermediate Government Portfolio will be treated as outstanding IF Shares on the date of the Reorganization. Moreover, IF Shares and Intermediate Government Portfolio Shares held by IF Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for IF Shares or Intermediate Government Portfolio Shares which have been, or will be, redeemed by Income Fund or the Intermediate Government Portfolio in the ordinary course of its business as an open-end, diversified management investment company (or a series thereof) under the Investment Company Act.

                 (c) At the time of the Reorganization, Income Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire IF Shares, except for the right of investors to acquire IF Shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the Investment Company Act.

                 (d) From the date it commenced operations on April 10, 1984 (as INVESCO Advisor Income Fund) and ending on the Closing Date, Income Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of the Reorganization, Income Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets being transferred to the Intermediate Government Portfolio.

                 (e)        AAFI does not have, and has not had during the six
(6) months prior to the date of this Agreement any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

                 Section 3.6. Accountants. Price Waterhouse, LLP, which has reported upon IF Financial Statements for the period ended December 31, 1996, are independent public accountants as required by the Securities Act and the Exchange Act.

                 Section 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AAFI on behalf of Income Fund and, assuming this Agreement has been duly executed and delivered by AFG and approved by the IF Shareholders, constitutes the legal, valid and binding obligation of AAFI, enforceable against AAFI in accordance with its terms from and with respect to the revenues and assets of Income Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                 Section 3.8. No Breaches or Defaults . The execution and delivery of this Agreement by AAFI on behalf of Income Fund and performance of its obligations hereunder has been duly authorized by all necessary corporate action on the part of AAFI, other than IF Shareholder approval, and
(i) does not and, on the Closing Date, will not result in any violation of the articles of incorporation or by-laws of AAFI and (ii) does not and, will not on the Closing Date, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Income Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AAFI is a party or by which it may be bound and which relates to the assets of Income Fund or to which any of Income Fund's properties may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AAFI or any of Income Fund's properties. AAFI is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                 Section 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.6 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AAFI in connection with the due execution and delivery by AAFI of this Agreement and the consummation by AAFI of the transactions contemplated hereby.

                 Section 3.10. Permits. AAFI has in full force and effect all Federal, state, local and foreign governmental approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Income Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AAFI there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 Section 3.11.      No Actions, Suits or Proceedings.

                 (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AAFI, has any litigation been overtly threatened in writing or orally, against AAFI before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AAFI, threatened in writing or, if probable of assertion, orally against AAFI affecting any property, asset, interest, or right of

Income Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Income Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AAFI's conduct of the business of Income Fund affecting in any significant respect the conduct of such business. AAFI is not, and has not been, to the knowledge of AAFI, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Income Fund.

                 Section 3.12.      Contracts.     AAFI is not in default under
any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Income Fund, by which the assets, business, or operations of Income Fund may be bound or affected, or under which it or the assets, business or operations of Income Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AAFI, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

                 Section 3.13. Properties and Assets. Income Fund has good and marketable title to all properties and assets reflected in the IF Financial Statements as owned by it, free and clear of all Liens, except as described in the IF Financial Statements.

                 Section 3.14.      Taxes.

                 (a) Income Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. Income Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Section 851(b) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (i) insure continued qualification of Income Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Income Fund arising by reason of undistributed investment company taxable income or net taxable gain, AAFI will declare to the IF Shareholders of record on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends shall have the effect of distributing (A) all of Income Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1997 and for the short taxable year beginning on January 1, 1998 and ending on the Closing Date and
(B) all of Income Fund's net capital gains realized in its taxable year ended December 31, 1997 and in such short taxable year (after reduction for any capital loss carryover).

                 (b) Income Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Income Fund for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Income Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Income Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local, or foreign Tax authority.

                 (c) Income Fund's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

                 Section 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Income Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

                 Section 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AAFI or Income Fund in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AAFI or any action taken by it.

                 Section 3.17. Voting Requirements; Dissenter's Rights. The affirmative votes of a majority of the holders of the outstanding IF Shares (the "Required IF Shareholder Vote") are the only votes of the holders of any class or series of Income Fund's capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement. The IF Shareholders may not exercise dissenter's rights granted under the Maryland Business Corporation Law with respect to the Reorganization.

                 Section 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

                 Section 3.19. Books and Records. The books and records of AAFI relating to Income Fund, reflecting, among other things, the purchase and sale of IF Shares by IF Shareholders, the number of issued and outstanding shares owned by each IF Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

                 Section 3.20. Prospectus. The current prospectus and statement of additional information for Income Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided however, that no representation or warranty is made with respect to written information provided by AFG for inclusion in the prospectus or statement of additional information of Income Fund, or any supplement thereto.


                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF AFG

                 AFG, on behalf of the Intermediate Government Portfolio, represents and warrants to AAFI as follows:

                 Section 4.1. Organization; Authority. AFG is duly organized, validly existing and in good standing under the Business Trust Act of the State of Delaware, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

                 Section 4.2. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AFG and, assuming this Agreement has been duly executed and delivered by AAFI, constitutes the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms from and with respect to the revenues and assets of the Intermediate Government Portfolio, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

                 Section 4.3. Financial Statements. The books of account and related records of the Intermediate Government Portfolio fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1996 of the Intermediate Government Portfolio, and unaudited financial statements dated June 30, 1997, of the Intermediate Government Portfolio, previously delivered to AAFI (the "Intermediate Government Portfolio Financial Statements") present fairly in all material respects the financial position of the Intermediate Government Portfolio as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

                 Section 4.4. No Material Adverse Changes; Contingent Liabilities. Since June 30, 1997, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Intermediate Government Portfolio or the status of the Intermediate Government Portfolio as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Intermediate Government Portfolio or occurring in the ordinary course of business of the Intermediate Government Portfolio or AFG. There are no contingent liabilities of the Intermediate Government Portfolio not disclosed in the Intermediate Government Portfolio Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

                 Section 4.5.       No Breaches or Defaults.  The execution
and delivery of this Agreement by AFG and performance by AFG of its obligations hereunder have been duly authorized by all necessary trust action on the part of AFG and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AFG and (ii) does not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the Intermediate Government Portfolio (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to adversely affect the consummation of the Reorganization) under (A) any indenture, mortgage or loan or any other material agreement or instrument to which AFG is a party or by which it may be bound which relates to the Intermediate Government Portfolio or to which any properties of the Intermediate Government Portfolio may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AFG or any of the Intermediate Government Portfolio's properties.

                 Section 4.6. Accountants. KPMG Peat Marwick LLP, which has reported upon the Intermediate Government Portfolio Financial Statements for the period ended December 31, 1996, are independent public accountants as required by the Securities Act and the Exchange Act.

                 Section 4.7. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AFG in connection with the due execution and delivery by AFG of this Agreement and the consummation by AFG of the transactions contemplated hereby.

                 Section 4.8. Permits. AFG has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Intermediate Government Portfolio, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AFG there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 Section 4.9.       No Actions, Suits or Proceedings.

                 (a) There is no pending action, suit or proceeding, nor, to the knowledge of AFG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AFG before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                 (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AFG, threatened in writing or, if probable of assertion, orally against AFG affecting any property, asset, interest, or right of the Intermediate Government Portfolio, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Intermediate Government Portfolio. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AFG's conduct of the business of the Intermediate Government Portfolio affecting in any significant respect the conduct of such business. AFG is not, and has not been, to the knowledge of AFG, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Intermediate Government Portfolio.

                 Section 4.10.      Taxes.

                 (a) The Intermediate Government Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code. The Intermediate Government Portfolio has qualified as such for each taxable year since inception that has ended prior to the Closing Date.

                 (b) The Intermediate Government Portfolio has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of the Intermediate Government Portfolio for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Intermediate Government Portfolio, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and, to the best of AFG's knowledge, no Return of the Intermediate Government Portfolio is currently being or has been audited with respect to income taxes or all other Taxes by any Federal, state, local, or foreign Tax authority.

                 (c) The Intermediate Government Portfolio's fiscal year has not been changed for tax purposes since the date on which it commenced operations.

                 Section 4.11. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AFG or the Intermediate Government Portfolio in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AFG or any action taken by AFG.

                 Section 4.12.      Registration and Regulation of Company.
AFG is registered with the SEC under the Investment Company Act as an open-end, management, series, investment company and the Portfolio has elected to qualify as a regulated investment company under Section 851 of the Code. The Intermediate Government Portfolio is in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Intermediate Government Portfolio is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Intermediate Government Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act.

                 Section 4.13. Registration of Intermediate Government Portfolio Shares.

                 (a) The shares of beneficial interest of AFG are divided into nine portfolios, including the Intermediate Government Portfolio. The Intermediate Government Portfolio has three classes of shares, Class A Shares, Class B Shares and Class C Shares Under the Delaware Business Trust Act and its Agreement and Declaration of Trust, as amended, AFG is authorized to issue an unlimited number of shares of any class representing an investment in each of its portfolios, including the Intermediate Government Portfolio.

                 (b) The Intermediate Government Portfolio Shares and the to be issued pursuant to Section 2.7 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AFG then in effect.

                 (c) The Intermediate Government Portfolio Shares to be issued pursuant to Section 2.7 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of the Reorganization, the Intermediate Government Portfolio shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Intermediate Government Portfolio Shares, or except for the right of investors to acquire Intermediate Government Portfolio Shares at net asset value in the normal course of its business as an open-ended diversified management investment company operating under the Investment Company Act.

                 (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AFG's Registration Statement on Form N-14 shall be furnished to AAFI and IF Shareholders entitled to vote at the IF Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Intermediate Government Portfolio, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AAFI for inclusion in the Combined Prospectus/Proxy Statement.

                 (e) The shares of the Intermediate Government Portfolio which have been or are being offered for sale (other than Intermediate Government Portfolio Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AFG Registration Statement then in effect and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AFG to revoke or rescind any such registration or qualification.

                 Section 4.14.      Representations Concerning the
Reorganization.

                 (a) AFG has no plan or intention to reacquire any of the Intermediate Government Portfolio Shares issued in the Reorganization, except to the extent that the Intermediate Government Portfolio is required by the Investment Company Act to redeem any of its shares presented for redemption.

                 (b) The Intermediate Government Portfolio has no plan or intention to sell or otherwise dispose of any of the assets of Income Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                 (c) Following the Reorganization, the Intermediate Government Portfolio will continue the "historic business" of Income Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) or use a significant portion of Income Fund's historic business assets in a business.

                 Section 4.15. Prospectus. The current prospectus and statement of additional information for the Intermediate Government Portfolio as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


                                   ARTICLE V
                                   COVENANTS

                 Section 5.1.       Conduct of Business.

                 (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AAFI shall conduct the business of Income Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Income Fund in the ordinary course in all material respects. Without limiting the generality of the foregoing, AAFI shall not do any of the following with respect to Income Fund without the prior written consent of AFG, which consent shall not be unreasonably withheld:

                            (i) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

                            (ii) amend its articles of incorporation or by-laws;

                            (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or any assets that are material, individually or in the aggregate, to Income Fund taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice;

                            (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

                            (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Income Fund, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

                            (vi) settle or compromise any income tax liability or make any material tax election;

                            (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

                            (viii) change its methods of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

                            (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

                            (x) adopt any Benefit Plan.

                 (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AFG shall conduct the business of the Intermediate Government Portfolio only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Intermediate Government Portfolio in the ordinary course in all material respects.

                 Section 5.2. Announcements. Promptly following execution and delivery of this Agreement, AAFI and AFG shall agree upon and release a mutually acceptable press release and AAFI shall give any and all notices required to be given by law.

                 Section 5.3. Expenses. Income Fund and the Intermediate Government Portfolio shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

                 Section 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

                 Section 5.5. Notice of Events. AFG shall give prompt notice to AAFI, and AAFI shall give prompt notice to AFG, of (i) the occurrence or nonoccurrence of any event of which to the knowledge of AFG or to the knowledge of AAFI, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (x) in the case of AFG, Sections
6.1 and 6.2 or (y) in the case of AAFI, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (ii) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

                 Section 5.6.       Access to Information.

                 (a) AAFI will, during regular business hours and on reasonable prior notice, allow AFG and its authorized representatives reasonable access to the books and records of AAFI pertaining to the assets of Income Fund and to employees of AAFI knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AAFI.

                 (b) AFG will, during regular business hours and on reasonable notice, allow AAFI and its authorized representatives reasonable access to the books and records of AFG pertaining to the assets of the Intermediate Government Portfolio and to employees of AFG knowledge thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AFG.

                 Section 5.7. Consents, Approvals and Filings. Each of AAFI and AFG shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AAFI and AFG shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AAFI and AFG shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

                 Section 5.8. Submission of Agreement to Shareholders. AAFI shall take all action necessary in accordance with applicable law and its articles of incorporation and by-laws to convene the IF Shareholders Meeting. AAFI shall, through its Board of Directors, recommend to the IF Shareholders approval of this Agreement and the other transactions contemplated by this Agreement. AAFI shall use its reasonable best efforts to hold the IF Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE VI
                   CONDITIONS PRECEDENT TO THE REORGANIZATION

                 Section 6.1. Conditions Precedent of AFG. The obligation of AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AFG.

                 (a) The representations and warranties of AAFI on behalf of Income Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) AAFI shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) AFG shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AAFI on behalf of AAFI, in such individual's capacity as an officer of AAFI and not as an individual, to the effect that the conditions specified in Section 6.1(a) and
(b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AAFI certifying as to the accuracy and completeness of the attached articles of incorporation and by-laws, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) AFG shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AAFI, or other counsel reasonably acceptable to AFG, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth in Schedule 6.1(d).

                 Section 6.2. Mutual Conditions. The obligation of AAFI and AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AAFI and AFG, but only if and to the extent that such waiver is mutual.

                 (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AAFI and AFG shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                 (b) This Agreement, the Reorganization and related corporate matters shall have been approved and adopted at the IF Shareholders Meeting by the shareholders of Income Fund on the record date by the Required IF Shareholder Vote.

                 (c) The assets of Income Fund to be acquired by the Intermediate Government Portfolio shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Income Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Income Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Income Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of Income Fund immediately prior to the Reorganization.

                 (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

                 (e) The Registration Statement on Form N-14 filed by AFG with respect to the Intermediate Government Portfolio Shares to be issued to IF Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

                 (f) AAFI and AFG shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll in form, scope and substance satisfactory to AAFI and AFG, set forth on Schedule 6.2(f).

                 (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

                 Section 6.3. Conditions Precedent of AAFI. The obligation of AAFI to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AAFI.

                 (a) The representations and warranties of AFG on behalf of the Intermediate Government Portfolio set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                 (b) AFG shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                 (c) AAFI shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AFG, in such individual's capacity as an officer of AFG and not as an individual, to the effect that the conditions specified in Section 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, of AFG, certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                 (d) AAFI shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AFG, or other counsel reasonably acceptable to AAFI, in form and substance reasonably acceptable to counsel for AAFI, as to the matters set forth on Schedule 6.3(d).

                                  ARTICLE VII
                            TERMINATION OF AGREEMENT

                 Section 7.1.       Termination.

                 (a) This Agreement may be terminated on or prior to the Closing Date as follows:

                            (i)     by mutual written consent of AAFI and AFG;
                 and

                            (ii)    at the election of AAFI or AFG:

                            (A) if the Closing Date shall not be on or before June 30, 1998, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                            (B) if, upon a vote at IF Shareholders Meeting or any adjournment thereof, the Required IF Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                            (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

                 (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination. If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 7.2.

                 Section 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect, except for the provisions of
Section 5.3.


                                  ARTICLE VIII
                                 MISCELLANEOUS

                 Section 8.1. Nonsurvival of Representations and Warranties. Except for those contained in Sections 2.6, 3.5, 3.15(a) and 4.14, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

                 Section 8.2. Law Governing. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

                 Section 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

                 Section 8.4.       Obligations of AFG and AAFI.

                 (a) AAFI and AFG hereby acknowledge and agree that the Intermediate Government Portfolio is a separate investment portfolio of AFG, that AFG is executing this Agreement on behalf of the Intermediate Government Portfolio, and that any amounts payable by AFG under or in connection with this Agreement shall be payable solely from the revenues and assets of the Intermediate Government Portfolio. AAFI further acknowledges and agrees that this Agreement has been executed by an authorized officer of AFG in his or her capacity as an officer of AFG intending to bind AFG as provided herein, and that no officer, trustee or shareholder of AFG shall be personally liable for the liabilities or obligations of AFG incurred hereunder.

                 (b) AAFI and AFG hereby acknowledge and agree that Income Fund is a separate investment portfolio of AAFI, that AAFI is executing this Agreement on behalf of Income Fund and that any amounts payable by AAFI under or in connection with this Agreement shall be payable solely from the revenues and assets of Income Fund.

                 Section 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AAFI and AFG.

                 Section 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

                 Section 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article III or IV that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

                 Section 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

                 Section 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

                 Section 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall he deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

                 (a)        If to AFG:

                            AIM Funds Group
                            11 Greenway Plaza, Suite 100
                            Houston, Texas  77046-1173
                            Attn:  Carol F. Relihan, Esq.
                            Fax: (713) 993-9185

                            with a copy to:

                            Ballard Spahr Andrews & Ingersoll
                            1735 Market Street, 51st Floor
                            Philadelphia, Pennsylvania  19103-7599
                            Attn:  William H. Rheiner, Esq.
                            Fax:  (215) 864-8999

                 (b)        If to AAFI:

                            AIM Funds Group
                            11 Greenway Plaza, Suite 100
                            Houston, Texas  77046-1173
                            Attn:  Carol F. Relihan, Esq.
                            Fax: (713) 993-9185

                            with a copy to:

                            Ballard Spahr Andrews & Ingersoll
                            1735 Market Street, 51st Floor
                            Philadelphia, Pennsylvania  19103-7599
                            Attn:  William H. Rheiner, Esq.
                            Fax:  (215) 864-8999

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    AIM ADVISOR FUNDS, INC., acting
                                    on behalf of AIM Advisor Income Fund


                                    By:  /s/ ROBERT H. GRAHAM
                                        --------------------------------------


                                    AIM FUNDS GROUP, acting on behalf of
                                    AIM Intermediate Government Fund


                                    By:  /s/ ROBERT H. GRAHAM
                                        --------------------------------------

                                Schedule 6.1(d)



                 OPINION OF COUNSEL TO AIM Advisor Income Fund


         1. AAFI is a corporation duly incorporated and validly existing under the laws of the State of Maryland.

         2. AAFI is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AAFI have been duly authorized and approved by all requisite corporate action on the part of AAFI. The Agreement has been duly executed and delivered by AAFI and constitutes the valid and binding obligation of Income Fund.

         4. The IF Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. AAFI is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AAFI or who has devoted substantive attention on behalf of AAFI during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against Income Fund
(i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                Schedule 6.2(g)

                                 Tax Opinions.

                            (i) The transfer of the assets of Income Fund to the Intermediate Government Portfolio in exchange for the Portfolio Shares distributed directly to the IF Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of
         Section 368(a) of the Code and that Income Fund and AFG will each be a "party to a reorganization" within the meaning of 368(b) of the Code.

                            (ii)    In accordance with Section 361(a) and
         Section 361(c)(1) of the Code, no gain or loss will be recognized by Income Fund as a result of such transaction.

                            (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Intermediate Government Portfolio upon the receipt of assets of Income Fund in exchange for Intermediate Government Portfolio Shares issued directly to the IF Shareholders

                            (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by IF Shareholders on issuance by AFG of Intermediate Government Portfolio Shares in exchange for their IF Shares.

                            (v) In accordance with Section 362(b) of the Code, the basis to the Intermediate Government Portfolio of the assets of Income Fund transferred to it will be the same as the basis of such assets in the hands of Income Fund immediately prior to the exchange.

                            (vi) In accordance with Section 358(a) of the Code, a IF Shareholder's basis for Intermediate Government Portfolio Shares issued to such IF Shareholder pursuant to Section 2.7 of the Agreement ("Issued Shares") will be the same as his basis for IF Shares.

                            (vii) In accordance with Section 1223(1) of the Code, a IF Shareholder's holding period for Intermediate Government Portfolio Shares will be determined by including said IF Shareholder's holding period for IF Shares exchanged therefor, provided that IF Shareholder held such IF Shares as a capital asset.

                            (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Income Fund transferred to the Intermediate Government Portfolio will include the holding period for such assets in the hands of Income Fund.

                            (ix) In accordance with Section 381(a)(2) of the Code, the Intermediate Government Portfolio will succeed to and take into account the items of Income Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Internal Revenue Service regulations thereunder.

                                Schedule 6.3(d)



                           OPINION OF COUNSEL TO AFG


         1. AFG is duly organized and validly existing as a business trust under the Business Trust Law of the State of Delaware.

         2. AFG is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AFG have been duly authorized and approved by all requisite trust action on the part of AFG. The Agreement has been duly executed and delivered by AFG and constitutes the valid and binding obligation of the Intermediate Government Portfolio.

         4. The Intermediate Government Portfolio Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. AFG is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AFG or who has devoted substantive attention on behalf of AFG during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Intermediate Government Portfolio (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                   APPENDIX III

                                                           [APPLICATION INSIDE]

[AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--

AIM BALANCED FUND
AIM GLOBAL UTILITIES FUND
AIM GROWTH FUND
AIM HIGH YIELD FUND
AIM INCOME FUND
AIM INTERMEDIATE GOVERNMENT FUND
AIM MONEY MARKET FUND
AIM MUNICIPAL BOND FUND
AIM VALUE FUND
(SERIES PORTFOLIOS OF AIM FUNDS GROUP)

PROSPECTUS
AUGUST 4, 1997

This Prospectus contains information about the nine mutual funds listed above (the "Funds") which are separate series portfolios of AIM Funds Group (the "Trust"), a Delaware business trust. The investment objectives of the Funds are listed on the inside cover page.

This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated August 4, 1997, has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust. Additional information about the Funds may also be obtained from http://www.aimfunds.com.

AIM HIGH YIELD FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE, AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND PRIOR TO INVESTING. SEE "INVESTMENT PROGRAMS -- AIM HIGH YIELD FUND," "CERTAIN INVESTMENT STRATEGIES AND POLICIES -- RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES" AND "APPENDIX C -- DESCRIPTIONS OF RATING CATEGORIES."

THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THERE CAN BE NO ASSURANCE THAT AIM MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

  The investment objectives of the Funds are as follows:

  AIM BALANCED FUND: To achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.

  AIM GLOBAL UTILITIES FUND: To achieve a high level of current income, and as a secondary objective to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.

  AIM GROWTH FUND: To achieve long-term growth of capital by investing primarily in the common stocks of established medium-to-large size companies with prospects for above-average, long-term earnings growth.

  AIM HIGH YIELD FUND: To achieve a high level of current income by investing primarily in publicly traded debt securities of less than investment grade.

  AIM INCOME FUND: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations.

  AIM INTERMEDIATE GOVERNMENT FUND: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

  AIM MONEY MARKET FUND: To provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  AIM MUNICIPAL BOND FUND: To achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds.

  AIM VALUE FUND: To achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUNDS. AIM Funds Group (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company. Currently the Trust offers nine separate series portfolios, each of which pursues unique investment objectives. This Prospectus relates to all of such portfolios (the "Funds"), which are listed on the cover.

  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as each Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement").

  AIM, together with its subsidiaries, manages or advises 53 investment company portfolios. As of July 15, 1997, the total assets of the investment company portfolios advised or managed by AIM or its subsidiaries were approximately $76.0 billion. Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to each Fund. As compensation for these services AIM receives a fee based on each Fund's average daily net assets. Under a Master Administrative Services Agreement, AIM may be reimbursed by each Fund for its costs of performing, or arranging for the performance of, certain accounting, shareholder servicing and other administrative services for the Funds.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of each Fund and, in the case of AIM MONEY MARKET FUND, AIM Cash Reserve Shares, all of which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the same Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

          AIM Cash Reserve Shares (AIM MONEY MARKET FUND only) -- Shares are offered at net asset value, without an initial sales charge and without contingent deferred sales charges.

  SUITABILITY FOR INVESTORS. The multiple class structure permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of a Fund and other circumstances. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares of

 AIM MONEY MARKET FUND are exchanged for shares of other funds advised by AIM that are sold with an initial sales charge. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or on Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B or Class C shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. will reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Funds are among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Funds, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND, may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more were made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of AIM Cash Reserve Shares of AIM MONEY MARKET FUND may redeem all or a portion of their shares at net asset value on any business day, without charge.

  DISTRIBUTIONS. AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND currently declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. AIM BALANCED FUND currently declares and pays dividends from net investment income on a quarterly basis. AIM GROWTH FUND and AIM VALUE FUND currently declare and pay dividends from net investment income, if any, on an annual basis. All of the Funds make distributions of realized capital gains, if any, on an annual basis, although AIM MONEY MARKET FUND may distribute net realized short-term capital gains more frequently. Dividends and distributions paid with respect to Class A shares of a Fund may be paid by check, reinvested in additional Class A shares of the Fund or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. Dividends and distributions paid with respect to Class B shares of a Fund may be paid by check or reinvested in additional Class B shares of other funds in The AIM Family of Funds at net asset value. Dividends and distributions paid with respect to Class C shares of a Fund may be paid by check or reinvested in additional Class C shares of another fund in The AIM Family of Funds at net asset value. Dividends and distributions paid with respect to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be paid by check, reinvested in additional AIM Cash Reserve Shares of the Fund, or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  RISK FACTORS. Subject to certain restrictions designed to reduce any associated risks, AIM MONEY MARKET FUND may invest in securities such as money market instruments which are not rated (but are determined by AIM to be of comparable quality to securities which have received the highest ratings), certain repurchase agreements, and U.S. dollar-denominated obligations issued by foreign banks. Accordingly, an investment in AIM MONEY MARKET FUND may entail somewhat different risks from an investment in an investment company which does not engage in such investment practices. See "Investment Programs."

  AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." Investments in junk bonds, while generally providing greater income and opportunity for gain, may be subject to greater risks than higher rated securities. Such risks may include: greater market fluctuations and risk of loss of income and principal, limited liquidity and secondary market support, greater sensitivity to economic and business downturns, and certain other risks. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities." Investors should carefully consider the relative risks and rewards of investing in each of the above-named Funds prior to investing, and should not consider an investment in any of those Funds to represent a complete investment program.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK and AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service mark of A I M
Management Group Inc.

                                   THE FUNDS
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Funds understand the various costs that an investor will bear, both directly and indirectly. Except where noted, the fees and expenses set forth in the table are based on the expenses of the Funds for the most recent fiscal year. The fees and expenses for Class C shares set forth in the table below are based on estimated average net assets of Class C shares of each Fund for the first period of operation. The rules of the SEC require that the maximum sales charge be reflected in the table even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                            AIM
                                    AIM                   GLOBAL                    AIM                     AIM             AIM
                                 BALANCED                UTILITIES                GROWTH                HIGH YIELD         INCOM
                                   FUND                    FUND                    FUND                    FUND            FUND
                           ---------------------   ---------------------   ---------------------   ---------------------   -----
                           CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS
                             A       B       C       A       B       C       A       B       C       A       B       C       A
                           -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Shareholder Transaction
  Expenses
  Maximum sales load
    imposed on purchase
    of shares (as a % of
    the offering
    price)...............   4.75%   None    None    5.50%   None    None    5.50%   None    None    4.75%   None    None    4.75%
  Maximum sales load on
    reinvested
    dividends............   None    None    None    None    None    None    None    None    None    None    None    None    None
  Deferred sales load (as
    a % of
    original purchase
    price or
    redemption proceeds,
    whichever is
    lower)...............   None*    5.0%    1.0%   None*    5.0%    1.0%   None*    5.0%    1.0%   None*    5.0%    1.0%   None*
  Redemption fees........   None    None    None    None    None    None    None    None    None    None    None    None    None
  Exchange fee...........   None    None    None    None    None    None    None    None    None    None    None    None    None
Annual Fund Operating
  Expenses
  (as a % of average net
  assets)
  Management fees........   0.61%   0.61%   0.61%   0.58%   0.58%   0.58%   0.69%   0.69%   0.69%   0.50%   0.50%   0.50%   0.46%
  Rule 12b-1 distribution
    plan payments........   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%   0.25%
  All other expenses.....   0.29%   0.36%   0.36%   0.34%   0.38%   0.38%   0.24%   0.34%   0.34%   0.22%   0.18%   0.18%   0.27%
                            ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
        Total fund
          operating
          expenses.......   1.15%   1.97%   1.97%   1.17%   1.96%   1.96%   1.18%   2.03%   2.03%   0.97%   1.68%   1.68%   0.98%
                            ====    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====    ====


                                AIM
                              INCOME
                               FUND
                           -------------
                           CLASS   CLASS
                             B       C
                           -----   -----
Shareholder Transaction
  Expenses
  Maximum sales load
    imposed on purchase
    of shares (as a % of
    the offering
    price)...............   None    None
  Maximum sales load on
    reinvested
    dividends............   None    None
  Deferred sales load (as
    a % of
    original purchase
    price or
    redemption proceeds,
    whichever is
    lower)...............    5.0%    1.0%
  Redemption fees........   None    None
  Exchange fee...........   None    None
Annual Fund Operating
  Expenses
  (as a % of average net
  assets)
  Management fees........   0.46%   0.46%
  Rule 12b-1 distribution
    plan payments........   1.00%   1.00%
  All other expenses.....   0.34%   0.34%
                            ----    ----
        Total fund
          operating
          expenses.......   1.80%   1.80%
                            ====    ====

                                                                              AIM
                                                 AIM                         MONEY
                                            INTERMEDIATE                  MARKET FUND                      AIM             AIM
                                             GOVERNMENT         -------------------------------         MUNICIPAL         VALUE
                                                FUND                                      AIM           BOND FUND         FUND
                                        ---------------------                            CASH     ---------------------   -----
                                        CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   RESERVE   CLASS   CLASS   CLASS   CLASS
                                          A       B       C       A       B       C     SHARES      A       B       C       A
                                        -----   -----   -----   -----   -----   -----   -------   -----   -----   -----   -----
Shareholder Transaction Expenses
  Maximum sales load imposed on
    purchase of shares (as a % of the
    offering price)...................   4.75%   None    None    5.50%   None    None      None    4.75%   None    None    5.50%
  Maximum sales load on reinvested
    dividends.........................   None    None    None    None    None    None      None    None    None    None    None
  Deferred sales load (as a % of
    original purchase price or
    redemption proceeds, whichever is
    lower)............................   None*    5.0%    1.0%   None*    5.0%    1.0%     None    None*    5.0%    1.0%   None*
  Redemption fees.....................   None    None    None    None    None    None      None    None    None    None    None
  Exchange fee........................   None    None    None    None    None    None      None    None    None    None    None
Annual Fund Operating Expenses (as a %
  of average net assets)
  Management fees (after fee
    waivers)..........................   0.48%   0.48%   0.48%   0.55%   0.55%   0.55%     0.55%   0.47%   0.47%   0.47%   0.61%(1)
  Rule 12b-1 distribution plan
    payments..........................   0.25%   1.00%   1.00%   0.25%   1.00%   1.00%     0.25%   0.25%   1.00%   1.00%   0.25%
  All other expenses..................   0.27%   0.28%   0.28%   0.27%   0.26%   0.26%     0.28%   0.08%   0.14%   0.14%   0.25%
                                         ----    ----    ----    ----    ----    ----      ----    ----    ----    ----    ----
        Total fund operating
          expenses....................   1.00%   1.76%   1.76%   1.07%   1.81%   1.81%     1.08%   0.80%   1.61%   1.61%   1.11%
                                         ====    ====    ====    ====    ====    ====      ====    ====    ====    ====    ====


                                             AIM
                                            VALUE
                                            FUND
                                        ---------------
                                        CLASS     CLASS
                                          B         C
                                        -----     -----
Shareholder Transaction Expenses
  Maximum sales load imposed on
    purchase of shares (as a % of the
    offering price)...................   None      None
  Maximum sales load on reinvested
    dividends.........................   None      None
  Deferred sales load (as a % of
    original purchase price or
    redemption proceeds, whichever is
    lower)............................    5.0%      1.0%
  Redemption fees.....................   None      None
  Exchange fee........................   None      None
Annual Fund Operating Expenses (as a %
  of average net assets)
  Management fees (after fee
    waivers)..........................   0.61%(1)  0.61%(1)
  Rule 12b-1 distribution plan
    payments..........................   1.00%     1.00%
  All other expenses..................   0.33%     0.33%
                                         ----      ----
        Total fund operating
          expenses....................   1.94%     1.94%
                                         ====      ====

------------------------

 (1) After fee waivers. If management fees were not being waived, they would be 0.63% on all classes of AIM VALUE FUND.

* Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

--------------------------------------------------------------------------------

  EXAMPLES. You would pay the following expenses on a $1,000 investment in Class A shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $59         $66       $66      $57     $57         $57         $65        $55       $66
3 years.................     82          90        90       77      77          78          87         72        88
5 years.................    108         116       116       99      99         100         111         90       113
10 years................    181         189       190      161     162         164         178        142       183

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months from the date such shares were purchased.

  You would pay the following expenses on a $1,000 investment in Class B shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $70         $70       $71      $67     $68         $68         $68        $66       $70
3 years.................     92          92        94       83      87          85          87         81        91
5 years.................    126         126       129      111     117         115         118        108       125
10 years*...............    208         208       214      180     190         187         193        169       205

  You would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $20         $20       $21      $17     $18         $18         $18        $16       $20
3 years.................     62          62        64       53      57          55          57         51        61
5 years.................    106         106       109       91      97          95          98         88       105
10 years*...............    208         208       214      180     190         187         193        169       205

  You would pay the following expenses on a $1,000 investment in Class C shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $30         $30       $31      $27     $28         $28         $28        $26       $30
3 years.................     62          62        64       53      57          55          57         51        61

  You would pay the following expenses on the same $1,000 investment in Class C shares, assuming no redemption at the end of each time period:

                                        AIM                AIM                 AIM         AIM        AIM
                            AIM       GLOBAL      AIM     HIGH     AIM     INTERMEDIATE   MONEY    MUNICIPAL    AIM
                          BALANCED   UTILITIES   GROWTH   YIELD   INCOME    GOVERNMENT    MARKET     BOND      VALUE
                            FUND       FUND       FUND    FUND     FUND        FUND        FUND      FUND      FUND
                          --------   ---------   ------   ----    ------   ------------   ------   ---------   -----
1 year..................    $20         $20       $21      $17     $18         $18         $18        $16       $20
3 years.................     62          62        64       53      57          55          57         51        61

---------------
* Reflects the conversion to Class A shares eight years following the end of the calendar month in which a purchase was made; therefore years nine and ten reflect Class A expenses.

  You would pay the following expenses on a $1,000 investment in AIM Cash Reserve Shares of AIM MONEY MARKET FUND, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                             AIM
                                            MONEY
                                            MARKET
                                             FUND
                                            ------
1 year.................................      $11
3 years................................       34
5 years................................       60
10 years...............................      132

--------------------------------------------------------------------------------

  As a result of 12b-1 distribution plan payments, a long-term shareholder of the Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end and contingent deferred sales charges and the 12b-1 distribution plan payments applicable to Class A shares, Class B shares and Class C shares of the Funds, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

  The above examples should not be considered to be representative of the Funds' actual or future expenses, which may be greater or less than those shown. In addition, while the examples assume a 5% annual return, each Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The following per share data, ratios and supplemental data for the Class A shares of AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND for (i) all periods presented for AIM BALANCED FUND and (ii) the years ended December 31, 1996, 1995, 1994 and 1993 for the Funds other than AIM BALANCED FUND have been audited by KPMG Peat Marwick LLP, independent auditors, whose reports thereon were unqualified. The per share data, ratios and supplemental data for the Class A shares of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND for each of the periods presented other than those described above have been derived from financial statements audited by Price Waterhouse LLP, independent accountants, whose reports thereon were also unqualified. This information should be read in conjunction with the Funds' financial statements included in the Statement of Additional Information. Class C shares of the Funds commenced operations on August 4, 1997. The investment advisor to the above-named Funds, other than AIM BALANCED FUND, changed on June 30, 1992.+

   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      AIM BALANCED FUND -- CLASS A SHARES

                                                      YEAR ENDED                SEPTEMBER 1,
                                                     DECEMBER 31,                 1993 TO           YEAR ENDED AUGUST 31,
                                          ----------------------------------    DECEMBER 31,    -----------------------------
                                            1996           1995       1994          1993         1993       1992       1991
                                          --------        -------    -------    ------------    -------   --------   --------
Net asset value, beginning of period....  $  19.22        $ 14.62    $ 16.10      $  15.97      $ 12.77   $  12.04   $   9.73
Income from investment operations:
 Net investment income..................      0.66           0.49       0.44          0.10         0.32       0.29       0.28
 Net gains or losses on securities (both
 realized and unrealized)...............      2.99           4.57      (1.31)         0.18         3.18       0.74       2.33
                                          --------        -------    -------      --------      -------   --------   --------
 Total from investment operations.......      3.65           5.06      (0.87)         0.28         3.50       1.03       2.61
                                          --------        -------    -------      --------      -------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.55)         (0.46)     (0.39)        (0.15)       (0.30)     (0.30)     (0.30)
 Distributions from net realized capital
   gains................................     (0.48)            --      (0.22)           --           --         --         --
                                          --------        -------    -------      --------      -------   --------   --------
 Total distributions....................     (1.03)         (0.46)     (0.61)        (0.15)       (0.30)     (0.30)     (0.30)
                                          --------        -------    -------      --------      -------   --------   --------
Net asset value, end of period..........  $  21.84        $ 19.22    $ 14.62      $  16.10      $ 15.97   $  12.77   $  12.04
                                          ========        =======    =======      ========      =======   ========   ========
Total return(a).........................     19.25%         34.97%     (5.44)%        1.76%       27.75%      8.66%     27.41%
                                          ========        =======    =======      ========      =======   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $334,189        $92,241    $37,572      $ 23,520      $19,497   $ 11,796   $ 11,750
                                          ========        =======    =======      ========      =======   ========   ========
 Ratio of expenses to average net
   assets...............................      1.15%(b)(c)    1.43%(d)   1.25%(e)      2.17%(f)     2.07%      2.12%      2.39%
                                          ========        =======    =======      ========      =======   ========   ========
 Ratio of net investment income to
 average net assets.....................      2.97%(b)       2.81%(d)   3.07%(e)      1.81%(f)     2.23%      2.32%      2.74%
                                          ========        =======    =======      ========      =======   ========   ========
 Portfolio turnover rate................        72%            77%        76%          233%         154%       166%       208%
                                          ========        =======    =======      ========      =======   ========   ========
 Average broker commission rate(g)......  $ 0.0558          N/A        N/A         N/A            N/A       N/A        N/A
                                          ========        =======    =======      ========      =======   ========   ========
Borrowings for the period:
 Amount of debt outstanding at end of
   period...............................        --             --         --            --           --         --         --
 Average amount of debt outstanding
   during the period(h).................        --             --         --            --           --         --         --
 Average number of shares outstanding
   during the period (000s
   omitted)(h)..........................     9,778          3,173      2,061         1,305        1,046        939      1,051
 Average amount of debt per share during
   the period...........................        --             --         --            --           --         --         --


                                              YEAR ENDED AUGUST 31,
                                          -----------------------------
                                            1990       1989      1988
                                          --------   --------   -------
Net asset value, beginning of period....  $  10.67   $   9.08   $ 11.89
Income from investment operations:
 Net investment income..................      0.32       0.39      0.42
 Net gains or losses on securities (both
 realized and unrealized)...............     (0.91)      1.63     (2.65)
                                          --------   --------   -------
 Total from investment operations.......     (0.59)      2.02     (2.23)
                                          --------   --------   -------
Less distributions:
 Dividends from net investment income...     (0.35)     (0.43)    (0.50)
 Distributions from net realized capital
   gains................................        --         --     (0.08)
                                          --------   --------   -------
 Total distributions....................     (0.35)     (0.43)    (0.58)
                                          --------   --------   -------
Net asset value, end of period..........  $   9.73   $  10.67   $  9.08
                                          ========   ========   =======
Total return(a).........................     (5.67)%    22.96%   (18.57)%
                                          ========   ========   =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $ 10,965   $ 14,405   $16,789
                                          ========   ========   =======
 Ratio of expenses to average net
   assets...............................      2.15%      1.94%     2.31%
                                          ========   ========   =======
 Ratio of net investment income to
 average net assets.....................      3.18%      3.99%     4.50%
                                          ========   ========   =======
 Portfolio turnover rate................       307%       149%      118%
                                          ========   ========   =======
 Average broker commission rate(g)......    N/A        N/A        N/A
                                          ========   ========   =======
Borrowings for the period:
 Amount of debt outstanding at end of
   period...............................        --   $260,000        --
 Average amount of debt outstanding
   during the period(h).................  $138,181   $ 83,195        --
 Average number of shares outstanding
   during the period (000s
   omitted)(h)..........................     1,238      1,589     2,131
 Average amount of debt per share during
   the period...........................  $  0.110   $  0.052        --

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.

(b) Ratios are based on average daily net assets of $205,275,849.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.46% and 2.78%, respectively.

(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.68% and 2.64%, respectively.

(f) Annualized.

(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

(h) Averages computed on a daily basis.

                  AIM GLOBAL UTILITIES FUND -- CLASS A SHARES

                                                               YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
                                                1996            1995       1994       1993       1992
                                              --------        --------   --------   --------   --------
Net asset value, beginning of period........  $  14.59        $  11.85   $  14.09   $  13.31   $  13.75
Income from investment operations:
 Net investment income......................      0.55            0.55       0.59       0.60       0.67
 Net gains or losses on securities (both
   realized and unrealized).................      1.43            2.71      (2.20)      1.02       0.36
                                              --------        --------   --------   --------   --------
 Total from investment operations...........      1.98            3.26      (1.61)      1.62       1.03
                                              --------        --------   --------   --------   --------
Less distributions:
 Dividends from net investment income.......     (0.56)          (0.52)     (0.60)     (0.61)     (0.68)
 Distributions from net realized capital
   gains....................................        --              --         --      (0.23)     (0.79)
 Returns of capital.........................        --              --      (0.03)        --         --
                                              --------        --------   --------   --------   --------
 Total distributions........................     (0.56)          (0.52)     (0.63)     (0.84)     (1.47)
                                              --------        --------   --------   --------   --------
Net asset value, end of period..............  $  16.01        $  14.59   $  11.85   $  14.09   $  13.31
                                              ========        ========   ========   ========   ========
Total return(a).............................     13.88%          28.07%    (11.57)%    12.32%      7.92%
                                              ========        ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s omitted)...  $164,001        $170,624   $150,515   $200,016   $111,771
                                              ========        ========   ========   ========   ========
 Ratio of expenses to average net assets....      1.17%(b)(c)     1.21%      1.18%      1.16%      1.17%
                                              ========        ========   ========   ========   ========
 Ratio of net investment income to average
   net assets...............................      3.62%(b)        4.20%      4.67%      4.21%      4.96%
                                              ========        ========   ========   ========   ========
 Portfolio turnover rate....................        48%             88%       101%        76%       148%
                                              ========        ========   ========   ========   ========
 Average broker commission rate(g)..........  $ 0.0460             N/A        N/A        N/A        N/A
                                              ========        ========   ========   ========   ========

                                                                                     JANUARY 18, 1988*
                                                  YEAR ENDED DECEMBER 31,                   TO
                                              --------------------------------         DECEMBER 31,
                                                1991       1990         1989               1988
                                              --------   --------     --------       -----------------
Net asset value, beginning of period........   $ 12.45    $ 13.73      $ 10.99                 $ 10.00
Income from investment operations:
 Net investment income......................      0.70       0.66         0.77                    0.82
 Net gains or losses on securities (both
   realized and unrealized).................      2.12      (1.10)        3.06                    0.83
                                               -------    -------      -------                  ------
 Total from investment operations...........      2.82      (0.44)        3.83                    1.65
                                               -------    -------      -------                  ------
Less distributions:
 Dividends from net investment income.......     (0.66)     (0.70)       (0.69)                  (0.66)
 Distributions from net realized capital
   gains....................................     (0.86)     (0.14)       (0.40)                     --
 Returns of capital.........................        --         --           --                      --
                                               -------    -------      -------                  ------
 Total distributions........................     (1.52)     (0.84)       (1.09)                  (0.66)
                                               -------    -------      -------                  ------
Net asset value, end of period..............   $ 13.75    $ 12.45      $ 13.73                 $ 10.99
                                               =======    =======      =======                  ======
Total return(a).............................     23.65%     (2.98)%      36.11%                  17.03%
                                               =======    =======      =======                  ======
Ratios/supplemental data:
 Net assets, end of period (000s omitted)...   $91,939    $69,541      $58,307                 $20,104
                                               =======    =======      =======                  ======
 Ratio of expenses to average net assets....      1.23%      1.21%(d)     1.05%(d)                1.22%(d)(f)
                                               =======    =======      =======                  ======
 Ratio of net investment income to average
   net assets...............................      5.36%      5.21%(e)     6.13%(e)                7.63%(e)(f)
                                               =======    =======      =======                  ======
 Portfolio turnover rate....................       169%       123%         115%                     87%
                                               =======    =======      =======                  ======
 Average broker commission rate(g)..........       N/A        N/A          N/A                     N/A
                                               =======    =======      =======                  ======

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average daily net assets of $163,634,721.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.11% and 1.69% (annualized) for 1990-1988, respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 5.20%, 6.07% and 7.16% (annualized) for 1990-1988, respectively.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                       AIM GROWTH FUND -- CLASS A SHARES

                                                                     YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                           1996            1995       1994       1993       1992       1991       1990
                                         --------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of period...  $  13.05        $  10.32   $  11.32   $  12.28   $  14.73   $  12.35   $  13.92
Income from investment operations:
 Net investment income.................      0.07            0.02         --         --       0.06       0.11       0.21
 Net gains or losses on securities
   (both realized and unrealized)......      2.34            3.50      (0.57)      0.41      (0.04)      4.33      (0.91)
                                         --------        --------   --------   --------   --------   --------   --------
 Total from investment operations......      2.41            3.52      (0.57)      0.41       0.02       4.44      (0.70)
                                         --------        --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income..............................        --              --         --         --      (0.06)     (0.13)     (0.20)
 Distributions from net realized
   capital gains.......................     (0.68)          (0.79)     (0.43)     (1.37)     (2.41)     (1.93)     (0.67)
                                         --------        --------   --------   --------   --------   --------   --------
 Total distributions...................     (0.68)          (0.79)     (0.43)     (1.37)     (2.47)     (2.06)     (0.87)
                                         --------        --------   --------   --------   --------   --------   --------
Net asset value, end of period.........  $  14.78        $  13.05   $  10.32   $  11.32   $  12.28   $  14.73   $  12.35
                                         ========        ========   ========   ========   ========   ========   ========
Total return(a)........................     18.61%          34.31%     (4.99)%     3.64%      0.19%     37.05%     (5.04)%
                                         ========        ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)............................  $227,882        $168,217   $123,271   $146,723   $168,395   $185,461   $153,245
                                         ========        ========   ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets..............................      1.18%(b)(c)     1.28%      1.22%      1.17%      1.17%      1.21%      1.16%
                                         ========        ========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets..................      0.46%(b)        0.20%      0.02%      0.02%      0.42%      0.73%      1.41%
                                         ========        ========   ========   ========   ========   ========   ========
 Portfolio turnover rate...............        97%             87%       201%       192%       133%        73%        61%
                                         ========        ========   ========   ========   ========   ========   ========
 Average broker commission rate(d).....  $ 0.0621             N/A        N/A        N/A        N/A        N/A        N/A
                                         ========        ========   ========   ========   ========   ========   ========

                                            YEAR ENDED DECEMBER 31,
                                         ------------------------------
                                           1989       1988       1987
                                         --------   --------   --------
Net asset value, beginning of period...  $  11.93   $  11.04   $  12.91
Income from investment operations:
 Net investment income.................      0.25       0.23       0.24
 Net gains or losses on securities
   (both realized and unrealized)......      3.16       0.89       0.30
                                         --------   --------   --------
 Total from investment operations......      3.41       1.12       0.54
                                         --------   --------   --------
Less distributions:
 Dividends from net investment
   income..............................     (0.27)     (0.23)     (0.31)
 Distributions from net realized
   capital gains.......................     (1.15)        --      (2.10)
                                         --------   --------   --------
 Total distributions...................     (1.42)     (0.23)     (2.41)
                                         --------   --------   --------
Net asset value, end of period.........  $  13.92   $  11.93   $  11.04
                                         ========   ========   ========
Total return(a)........................     28.87%     10.13%      3.62%
                                         ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)............................  $187,805   $180,793   $203,329
                                         ========   ========   ========
 Ratio of expenses to average net
   assets..............................      1.00%      0.98%      0.84%
                                         ========   ========   ========
 Ratio of net investment income to
   average net assets..................      1.62%      1.73%      1.51%
                                         ========   ========   ========
 Portfolio turnover rate...............        53%        38%        78%
                                         ========   ========   ========
 Average broker commission rate(d).....       N/A        N/A        N/A
                                         ========   ========   ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $204,456,793.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                     AIM HIGH YIELD FUND -- CLASS A SHARES

                                                                       YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------------------
                                             1996             1995       1994       1993       1992       1991       1990
                                          ----------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of period....  $     9.43        $   8.93   $  10.05   $   9.40   $   8.86   $   7.07   $   8.94
Income from investment operations:
 Net investment income..................        0.92            0.93       0.96       0.97       1.04       1.02       1.09
 Net gains or losses on securities (both
   realized and unrealized).............        0.46            0.52      (1.12)      0.69       0.55       1.81      (1.84)
                                          ----------        --------   --------   --------   --------   --------   --------
 Total from investment operations.......        1.38            1.45      (0.16)      1.66       1.59       2.83      (0.75)
                                          ----------        --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income...       (0.93)          (0.95)     (0.96)     (1.01)     (1.05)     (1.04)     (1.12)
                                          ----------        --------   --------   --------   --------   --------   --------
Net asset value, end of period..........  $     9.88        $   9.43   $   8.93   $  10.05   $   9.40   $   8.86   $   7.07
                                          ==========        ========   ========   ========   ========   ========   ========
Total return(a).........................       15.44%          16.86%     (1.67)%    18.40%     18.60%     42.18%     (9.03)%
                                          ==========        ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $1,272,974        $886,106   $578,959   $550,760   $324,518   $259,677   $204,932
                                          ==========        ========   ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets...............................        0.97%(b)(c)     0.96%      1.00%      1.12%      1.15%      1.22%      1.21%(d)
                                          ==========        ========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets...................        9.67%(b)        9.95%     10.07%      9.82%     11.00%     12.67%     13.59%(e)
                                          ==========        ========   ========   ========   ========   ========   ========
 Portfolio turnover rate................          77%             61%        53%        53%        56%        61%        27%
                                          ==========        ========   ========   ========   ========   ========   ========

                                              YEAR ENDED DECEMBER 31,
                                          --------------------------------
                                            1989       1988         1987
                                          --------   --------     --------
Net asset value, beginning of period....  $  10.01   $   9.67     $  10.54
Income from investment operations:
 Net investment income..................      1.21       1.18         1.16
 Net gains or losses on securities (both
   realized and unrealized).............     (1.07)      0.34        (0.83)
                                          --------   --------     --------
 Total from investment operations.......      0.14       1.52         0.33
                                          --------   --------     --------
Less distributions:
 Dividends from net investment income...     (1.21)     (1.18)       (1.20)
                                          --------   --------     --------
Net asset value, end of period..........  $   8.94   $  10.01     $   9.67
                                          ========   ========     ========
Total return(a).........................      1.18%     16.41%        3.07%
                                          ========   ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $261,920   $274,631     $242,858
                                          ========   ========     ========
 Ratio of expenses to average net
   assets...............................      0.99%      0.96%(d)     0.92%
                                          ========   ========     ========
 Ratio of net investment income to
   average net assets...................     12.40%     11.84%(e)    11.21%
                                          ========   ========     ========
 Portfolio turnover rate................        36%        76%          81%
                                          ========   ========     ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $1,052,462,336.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22% and 1.00% for 1990 and 1988, respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 13.58% and 11.80% for 1990 and 1988, respectively.

                       AIM INCOME FUND -- CLASS A SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                            1996            1995       1994       1993       1992         1991         1990
                                          --------        --------   --------   --------   --------     --------     --------
Net asset value, beginning of period....  $   8.17        $   7.20   $   8.45   $   8.03   $   8.07     $   7.41     $   7.80
Income from investment operations:
 Net investment income..................      0.57            0.58       0.58       0.60       0.60         0.61         0.65
 Net gains or losses on securities (both
   realized and unrealized).............      0.09            1.00      (1.22)      0.61      (0.03)        0.66        (0.39)
                                          --------        --------   --------   --------   --------     --------     --------
 Total from investment operations.......      0.66            1.58      (0.64)      1.21       0.57         1.27         0.26
                                          --------        --------   --------   --------   --------     --------     --------
Less distributions:
 Dividends from net investment income...     (0.59)          (0.61)     (0.49)     (0.60)     (0.61)       (0.61)       (0.65)
 Distributions from net realized capital
   gains................................        --              --      (0.01)     (0.19)        --           --           --
 Returns of capital.....................        --              --      (0.11)        --         --           --           --
                                          --------        --------   --------   --------   --------     --------     --------
 Total distributions....................     (0.59)          (0.61)     (0.61)     (0.79)     (0.61)       (0.61)       (0.65)
                                          --------        --------   --------   --------   --------     --------     --------
Net asset value, end of period..........  $   8.24        $   8.17   $   7.20   $   8.45   $   8.03     $   8.07     $   7.41
                                          ========        ========   ========   ========   ========     ========     ========
Total return(a).........................      8.58%          22.77%     (7.65)%    15.38%      7.42%       18.00%        3.65%
                                          ========        ========   ========   ========   ========     ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $286,183        $251,280   $201,677   $244,168   $218,848     $231,798     $215,987
                                          ========        ========   ========   ========   ========     ========     ========
 Ratio of expenses to average net
   assets...............................      0.98%(b)(c)     0.98%      0.98%      0.98%      0.99%(d)     1.00%(d)     1.00%
                                          ========        ========   ========   ========   ========     ========     ========
 Ratio of net investment income to
   average net assets...................      7.13%(b)        7.52%      7.53%      7.01%      7.54%(d)     7.97%(d)     8.73%
                                          ========        ========   ========   ========   ========     ========     ========
 Portfolio turnover rate................        80%            227%       185%        99%        82%          67%         106%
                                          ========        ========   ========   ========   ========     ========     ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1989       1988       1987
                                          --------   --------   --------
Net asset value, beginning of period....  $   7.53   $   7.55   $   8.20
Income from investment operations:
 Net investment income..................      0.66       0.68       0.67
 Net gains or losses on securities (both
   realized and unrealized).............      0.32      (0.02)     (0.63)
                                          --------   --------   --------
 Total from investment operations.......      0.98       0.66       0.04
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.71)     (0.68)     (0.69)
 Distributions from net realized capital
   gains................................        --         --         --
 Returns of capital.....................        --         --         --
                                          --------   --------   --------
 Total distributions....................     (0.71)     (0.68)     (0.69)
                                          --------   --------   --------
Net asset value, end of period..........  $   7.80   $   7.53   $   7.55
                                          ========   ========   ========
Total return(a).........................     13.56%      9.01%      0.56%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $229,222   $218,946   $237,466
                                          ========   ========   ========
 Ratio of expenses to average net
   assets...............................      0.96%      0.95%      0.84%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets...................      8.56%      8.81%      8.64%
                                          ========   ========   ========
 Portfolio turnover rate................       222%       361%       195%
                                          ========   ========   ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $262,501,383.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average daily net assets would have been 0.97%.
(d) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992 and 1991, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992 and 1991, respectively.

               AIM INTERMEDIATE GOVERNMENT FUND -- CLASS A SHARES

                                                              YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------
                                          1996            1995       1994       1993       1992       1991
                                        --------        --------   --------   --------   --------   --------
Net asset value, beginning of
 period...............................  $   9.70        $   8.99   $  10.05   $  10.19   $  10.34   $   9.95
Income from investment operations:
 Net investment income................      0.63            0.69       0.68       0.74       0.77       0.82
 Net gains or losses on securities
   (both realized and unrealized).....     (0.42)           0.73      (1.02)     (0.04)     (0.15)      0.41
                                        --------        --------   --------   --------   --------   --------
 Total from investment operations.....      0.21            1.42      (0.34)      0.70       0.62       1.23
                                        --------        --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income.............................     (0.59)          (0.67)     (0.58)     (0.70)     (0.74)     (0.84)
 Distributions from net realized
   capital gains......................        --              --      (0.04)     (0.14)     (0.03)        --
 Returns of capital...................     (0.04)          (0.04)     (0.10)        --         --         --
                                        --------        --------   --------   --------   --------   --------
 Total distributions..................     (0.63)          (0.71)     (0.72)     (0.84)     (0.77)     (0.84)
                                        --------        --------   --------   --------   --------   --------
Net asset value, end of period........  $   9.28        $   9.70   $   8.99   $  10.05   $  10.19   $  10.34
                                        ========        ========   ========   ========   ========   ========
Total return(a).......................      2.35%          16.28%     (3.44)%     7.07%      6.26%     12.98%
                                        ========        ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).....................  $174,344        $176,318   $158,341   $139,586   $123,484   $101,409
                                        ========        ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets (exclusive of interest
   expense)(b)........................      1.00%(c)(d)     1.08%      1.04%      1.00%      0.98%      1.00%
                                        ========        ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets(e)..............      6.76%(c)        7.36%      7.34%      7.08%      7.53%      8.15%
                                        ========        ========   ========   ========   ========   ========
 Portfolio turnover rate..............       134%            140%       109%       110%        42%        26%
                                        ========        ========   ========   ========   ========   ========

                                                                        APRIL 28,
                                                                          1987*
                                          YEAR ENDED DECEMBER 31,           TO
                                        ----------------------------   DECEMBER 31,
                                          1990      1989      1988         1987
                                        --------   -------   -------   ------------
Net asset value, beginning of
 period...............................  $   9.91   $  9.70   $  9.92     $ 10.00
Income from investment operations:
 Net investment income................      0.87      0.90      0.89        0.55
 Net gains or losses on securities
   (both realized and unrealized).....      0.01      0.15     (0.27)      (0.14)
                                        --------   -------   -------     -------
 Total from investment operations.....      0.88      1.05      0.62        0.41
                                        --------   -------   -------     -------
Less distributions:
 Dividends from net investment
   income.............................     (0.84)    (0.84)    (0.84)      (0.49)
 Distributions from net realized
   capital gains......................        --        --        --          --
 Returns of capital...................        --        --        --          --
                                        --------   -------   -------     -------
 Total distributions..................     (0.84)    (0.84)    (0.84)      (0.49)
                                        --------   -------   -------     -------
Net asset value, end of period........  $   9.95   $  9.91   $  9.70     $  9.92
                                        ========   =======   =======     =======
Total return(a).......................      9.39%    11.28%     6.43%       4.18%
                                        ========   =======   =======     =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).....................  $ 61,463   $57,077   $48,372     $28,052
                                        ========   =======   =======     =======
 Ratio of expenses to average net
   assets (exclusive of interest
   expense)(b)........................      1.00%     1.00%     1.00%       1.20%(f)
                                        ========   =======   =======     =======
 Ratio of net investment income to
   average net assets(e)..............      8.85%     9.10%     9.11%       8.64%(f)
                                        ========   =======   =======     =======
 Portfolio turnover rate..............        16%       15%       15%         35%
                                        ========   =======   =======     =======

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.
(b) Ratios of expenses to average net assets prior to reduction of advisory fee and expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and
    1.08% for 1994-1988, respectively.
(c) Ratios are based on average net assets of $175,038,605.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03% for 1994-1988, respectively.
(f) Annualized.

                     AIM MUNICIPAL BOND FUND -- CLASS A SHARES

                                                                      YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------------
                                            1996            1995       1994       1993       1992       1991       1990
                                          --------        --------   --------   --------   --------   --------   --------
Net asset value, beginning of period....  $   8.31        $   7.78   $   8.61   $   8.27   $   8.13   $   7.66   $   7.81
Income from investment operations:
 Net investment income..................      0.43            0.43       0.46       0.48       0.51       0.52       0.53
 Net gains or losses on securities (both
   realized and unrealized).............     (0.12)           0.56      (0.78)      0.46       0.21       0.46      (0.14)
                                          --------        --------   --------   --------   --------   --------   --------
 Total from investment operations.......      0.31            0.99      (0.32)      0.94       0.72       0.98       0.39
                                          --------        --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.43)          (0.43)     (0.45)     (0.48)     (0.51)     (0.51)     (0.53)
 Distributions from net realized capital
   gains................................        --              --      (0.03)     (0.11)     (0.07)        --         --
 Returns of capital.....................        --           (0.03)     (0.03)     (0.01)        --         --      (0.01)
                                          --------        --------   --------   --------   --------   --------   --------
 Total distributions....................     (0.43)          (0.46)     (0.51)     (0.60)     (0.58)     (0.51)     (0.54)
                                          --------        --------   --------   --------   --------   --------   --------
Net asset value, end of period..........  $   8.19        $   8.31   $   7.78   $   8.61   $   8.27   $   8.13   $   7.66
                                          ========        ========   ========   ========   ========   ========   ========
Total return(a).........................      3.90%          13.05%     (3.79)%    11.66%      9.10%     13.30%      5.27%
                                          ========        ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $278,812        $284,803   $257,456   $294,209   $271,205   $273,037   $258,194
                                          ========        ========   ========   ========   ========   ========   ========
 Ratio of expenses to average net
   assets...............................      0.80%(b)(c)     0.88%      0.89%      0.91%      0.90%      0.94%      0.91%
                                          ========        ========   ========   ========   ========   ========   ========
 Ratio of net investment income to
   average net assets...................      5.29%(b)        5.26%      5.61%      5.65%      6.15%      6.58%      6.91%
                                          ========        ========   ========   ========   ========   ========   ========
 Portfolio turnover rate................        26%             36%        43%        24%       160%       289%       230%
                                          ========        ========   ========   ========   ========   ========   ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1989       1988       1987
                                          --------   --------   --------
Net asset value, beginning of period....  $   7.64   $   7.32   $   8.41
Income from investment operations:
 Net investment income..................      0.54       0.53       0.51
 Net gains or losses on securities (both
   realized and unrealized).............      0.18       0.34      (0.65)
                                          --------   --------   --------
 Total from investment operations.......      0.72       0.87      (0.14)
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.55)     (0.55)     (0.49)
 Distributions from net realized capital
   gains................................        --         --      (0.46)
 Returns of capital.....................        --         --         --
                                          --------   --------   --------
 Total distributions....................     (0.55)     (0.55)     (0.95)
                                          --------   --------   --------
Net asset value, end of period..........  $   7.81   $   7.64   $   7.32
                                          ========   ========   ========
Total return(a).........................      9.70%     12.33%     (1.88)%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................  $262,997   $243,480   $237,225
                                          ========   ========   ========
 Ratio of expenses to average net
   assets...............................      0.89%      0.87%      0.80%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets...................      6.97%      7.11%      6.71%
                                          ========   ========   ========
 Portfolio turnover rate................       305%       381%       392%
                                          ========   ========   ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $276,724,764.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

                        AIM VALUE FUND -- CLASS A SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------------
                                             1996              1995         1994        1993       1992         1991         1990
                                          ----------        ----------   ----------   --------   --------     --------     --------
Net asset value, beginning of period....  $    26.81        $    21.14   $    20.82   $  18.24   $  17.55     $  13.75     $  14.53
Income from investment operations:
 Net investment income..................        0.43(a)           0.14         0.16       0.04       0.12         0.13         0.26
 Net gains on securities
   (both realized and
   unrealized)..........................        3.42              7.21         0.52       3.34       2.68         5.73         0.01
                                          ----------        ----------   ----------   --------   --------     --------     --------
 Total from investment operations.......        3.85              7.35         0.68       3.38       2.80         5.86         0.27
                                          ----------        ----------   ----------   --------   --------     --------     --------
Less distributions:
 Dividends from net investment income...       (0.41)            (0.09)       (0.16)     (0.03)     (0.12)       (0.14)       (0.26)
 Distributions from net realized capital
   gains................................       (1.10)            (1.59)       (0.20)     (0.77)     (1.99)       (1.92)       (0.79)
                                          ----------        ----------   ----------   --------   --------     --------     --------
 Total distributions....................       (1.51)            (1.68)       (0.36)     (0.80)     (2.11)       (2.06)       (1.05)
                                          ----------        ----------   ----------   --------   --------     --------     --------
Net asset value, end
 of period..............................  $    29.15        $    26.81   $    21.14   $  20.82   $  18.24     $  17.55     $  13.75
                                          ==========        ==========   ==========   ========   ========     ========     ========
Total return(b).........................       14.52%            34.85%        3.28%     18.71%     16.39%       43.45%        1.88%
                                          ==========        ==========   ==========   ========   ========     ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $5,100,061        $3,408,952   $1,358,725   $765,305   $239,663     $152,149     $ 86,565
                                          ==========        ==========   ==========   ========   ========     ========     ========
 Ratio of expenses to average net
   assets(c)............................        1.11%(d)(e)       1.12%        0.98%      1.09%      1.16%        1.22%        1.21%
                                          ==========        ==========   ==========   ========   ========     ========     ========
 Ratio of net investment income to
   average net assets(f)................        1.65%(d)          0.74%        0.92%      0.30%      0.75%        0.89%        1.87%
                                          ==========        ==========   ==========   ========   ========     ========     ========
 Portfolio turnover rate................         126%              151%         127%       177%       170%         135%         131%
                                          ==========        ==========   ==========   ========   ========     ========     ========
 Average broker commission rate(g)......  $   0.0436               N/A          N/A        N/A        N/A          N/A          N/A
                                          ==========        ==========   ==========   ========   ========     ========     ========

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                            1989       1988       1987
                                          --------   --------   --------
Net asset value, beginning of period....  $  12.79   $  11.47   $  12.26
Income from investment operations:
 Net investment income..................      0.40       0.26       0.25
 Net gains on securities
   (both realized and
   unrealized)..........................      3.58       2.07       0.53
                                          --------   --------   --------
 Total from investment operations.......      3.98       2.33       0.78
                                          --------   --------   --------
Less distributions:
 Dividends from net investment income...     (0.43)     (0.26)     (0.39)
 Distributions from net realized capital
   gains................................     (1.81)     (0.75)     (1.18)
                                          --------   --------   --------
 Total distributions....................     (2.24)     (1.01)     (1.57)
                                          --------   --------   --------
Net asset value, end
 of period..............................  $  14.53   $  12.79   $  11.47
                                          ========   ========   ========
Total return(b).........................     31.54%     20.61%      5.96%
                                          ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).......................  $ 76,444   $ 60,076   $ 55,527
                                          ========   ========   ========
 Ratio of expenses to average net
   assets(c)............................      1.00%      1.00%      1.00%
                                          ========   ========   ========
 Ratio of net investment income to
   average net assets(f)................      2.65%      1.98%      1.91%
                                          ========   ========   ========
 Portfolio turnover rate................       152%       124%       219%
                                          ========   ========   ========
 Average broker commission rate(g)......       N/A        N/A        N/A
                                          ========   ========   ========

---------------

(a) Calculated using average shares outstanding.
(b) Total returns do not deduct sales charges.
(c) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.13%, 1.13%, 1.23%, 1.09% and 1.08% for 1996, 1995, 1990-1988,
     respectively.
(d) Ratios are based on average net assets of $4,296,112,779.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f) Ratios of net investment income to average net assets prior to reduction of advisory fees were 1.63%, 0.73%, 1.85%, 2.56% and 1.90% for 1996, 1995,
     1990-1988, respectively.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

 + Each of the Funds is a separate series of shares of AIM Funds Group, a Delaware business trust established May 5, 1993 (the "Trust"). The shareholders of the applicable Funds separately approved a plan of reorganization pursuant to which, effective October 15, 1993, each of the predecessor funds to AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND, organized as separate series portfolios of AIM Funds Group, a Massachusetts business trust ("AFG(MA)"), and to AIM BALANCED FUND, organized as AIM Convertible Securities, Inc., a Maryland corporation, was reorganized as a separate series portfolio of the Trust. AIM Convertible Securities, Inc. had investment objectives and policies that differed from those of AIM BALANCED FUND. Certain information reported in these statements pertains to such Funds as separate series portfolios of AFG(MA) and as a corporation, as applicable, rather than separate series of the Trust.

  *  Commencement of operations.

  The following per share data, ratios and supplemental data for the Class B shares of AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND for the periods indicated have been audited by KPMG Peat Marwick LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the Funds' financial statements included in the Statement of Additional Information.

                      AIM BALANCED FUND -- CLASS B SHARES

                                                      YEAR ENDED DECEMBER 31,          OCTOBER 18, 1993*
                                                ------------------------------------          TO
                                                  1996           1995         1994     DECEMBER 31, 1993
                                                --------        -------      -------   -----------------
Net asset value, beginning of period..........  $  19.22        $ 14.62      $ 16.11        $16.69
Income from investment operations:
  Net investment income.......................      0.48           0.31         0.31          0.04
  Net gains (losses) on securities (both
     realized and unrealized).................      2.99           4.61        (1.31)        (0.58)
                                                --------        -------      -------       -------
  Total from investment operations............      3.47           4.92        (1.00)        (0.54)
                                                --------        -------      -------       -------
Less distributions:
  Dividends from net investment income........     (0.38)         (0.32)       (0.27)        (0.04)
  Distributions from net realized capital
     gains....................................     (0.48)            --        (0.22)           --
                                                --------        -------      -------       -------
  Total distributions.........................     (0.86)         (0.32)       (0.49)        (0.04)
                                                --------        -------      -------       -------
Net asset value, end of period................  $  21.83        $ 19.22      $ 14.62        $16.11
                                                ========        =======      =======       =======
Total return(a)...............................     18.28%         33.93%       (6.23)%       (3.23)%
                                                ========        =======      =======       =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted)....  $237,082        $72,634      $20,245        $2,754
                                                ========        =======      =======       =======
  Ratio of expenses to average net assets.....      1.97%(b)(c)    2.21%(d)     1.98%(e)      2.83%(f)
                                                ========        =======      =======       =======
  Ratio of net investment income to average
     net assets...............................      2.15%(b)       2.03%(d)     2.34%(e)      1.15%(f)
                                                ========        =======      =======       =======
  Portfolio turnover rate.....................        72%            77%          76%          233%
                                                ========        =======      =======       =======
  Average broker commission rate(g)...........  $ 0.0558            N/A          N/A           N/A
                                                ========        =======      =======       =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $149,660,567.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.23% and 2.01%, respectively.
(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.45% and 1.87%, respectively.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                  AIM GLOBAL UTILITIES FUND -- CLASS B SHARES

                                                                                      SEPTEMBER 1,
                                                                                         1993*
                                                      YEAR ENDED DECEMBER 31,              TO
                                                 ---------------------------------    DECEMBER 31,
                                                  1996           1995       1994          1993
                                                 -------        -------    -------    ------------
Net asset value, beginning of period...........  $ 14.60        $ 11.84    $ 14.08      $ 15.30
Income from investment operations:
  Net investment income........................     0.42           0.44       0.47         0.17
  Net gains (losses) on securities (both
     realized and unrealized)..................     1.44           2.73      (2.19)       (0.98)
                                                 -------        -------    -------      -------
  Total from investment operations.............     1.86           3.17      (1.72)       (0.81)
                                                 -------        -------    -------      -------
Less distributions:
  Dividends from net investment income.........    (0.45)         (0.41)     (0.49)       (0.17)
  Distributions from net realized capital
     gains.....................................       --             --         --        (0.24)
  Returns of capital...........................       --             --      (0.03)          --
                                                 -------        -------    -------      -------
  Total distributions..........................    (0.45)         (0.41)     (0.52)       (0.41)
                                                 -------        -------    -------      -------
Net asset value, end of period.................  $ 16.01        $ 14.60    $ 11.84      $ 14.08
                                                 =======        =======    =======      =======
Total return(a)................................    12.98%         27.16%    (12.35)%      (5.32)%
                                                 =======        =======    =======      =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted).....  $79,530        $70,693    $42,568      $23,892
                                                 =======        =======    =======      =======
  Ratio of expenses to average net assets......     1.96%(b)(c)    1.97%      2.07%        1.99%(d)
                                                 =======        =======    =======      =======
  Ratio of net investment income to average net
     assets....................................     2.83%(b)       3.44%      3.78%        3.38%(d)
                                                 =======        =======    =======      =======
  Portfolio turnover rate......................       48%            88%       101%          76%
                                                 =======        =======    =======      =======
  Average broker commission rate(e)............  $0.0460            N/A        N/A          N/A
                                                 =======        =======    =======      =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $75,949,144.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Annualized.
(e) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                        AIM GROWTH FUND -- CLASS B SHARES

                                                    YEAR ENDED DECEMBER 31,            SEPTEMBER 1, 1993*
                                            ---------------------------------------            TO
                                              1996            1995           1994      DECEMBER 31, 1993
                                            --------        --------        -------    ------------------
Net asset value, beginning of period....    $  12.77        $  10.21        $ 11.31         $ 12.83
Income from investment operations:
  Net investment income (loss)..........       (0.05)          (0.08)(a)      (0.06)          (0.01)
  Net gains (losses) on securities (both
     realized and unrealized)...........        2.28            3.43 (a)      (0.61)          (0.14)
                                            --------        --------        -------        --------
  Total from investment operations......        2.23            3.35          (0.67)          (0.15)
                                            --------        --------        -------        --------
Less distributions:
  Distributions from net realized
     capital gains......................       (0.68)          (0.79)         (0.43)          (1.37)
                                            --------        --------        -------        --------
  Total distributions...................       (0.68)          (0.79)         (0.43)          (1.37)
                                            --------        --------        -------        --------
Net asset value, end of period..........    $  14.32        $  12.77        $ 10.21         $ 11.31
                                            ========        ========        =======        ========
Total return(b).........................       17.60%          33.00%         (5.88)%         (0.92)%
                                            ========        ========        =======        ========
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................    $280,807        $138,034        $38,448         $11,053
                                            ========        ========        =======        ========
  Ratio of expenses to average net
     assets.............................        2.03%(c)(d)     2.13%          2.18%           1.91% (e)
                                            ========        ========        =======        ========
  Ratio of net investment income (loss)
     to average net assets..............       (0.39)%(c)      (0.65)%        (0.94)%         (0.72)%(e)
                                            ========        ========        =======        ========
  Portfolio turnover rate...............          97%             87%           201%            192%
                                            ========        ========        =======        ========
  Average broker commission rate(f).....    $ 0.0621             N/A            N/A             N/A
                                            ========        ========        =======        ========

---------------
(a) Calculated using average shares outstanding.
(b) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(c) Ratios are based on average net assets of $213,327,146.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                     AIM HIGH YIELD FUND -- CLASS B SHARES

                                                     YEAR ENDED DECEMBER 31,              SEPTEMBER 1, 1993*
                                            ------------------------------------------            TO
                                               1996             1995            1994      DECEMBER 31, 1993
                                            ----------        --------        --------    ------------------
Net asset value, beginning of period....    $     9.42        $   8.92        $  10.04         $  9.96
Income from investment operations:
  Net investment income.................          0.85            0.85            0.87            0.32
  Net gains (losses) on securities (both
     realized and unrealized)...........          0.47            0.52           (1.10)           0.07
                                            ----------        --------        --------        --------
  Total from investment operations......          1.32            1.37           (0.23)           0.39
                                            ----------        --------        --------        --------
Less distributions:
  Dividends from net investment
     income.............................         (0.86)          (0.87)          (0.89)          (0.31)
                                            ----------        --------        --------        --------
Net asset value, end of period..........    $     9.88        $   9.42        $   8.92         $ 10.04
                                            ==========        ========        ========        ========
Total return(a).........................         14.68%          15.91%          (2.48)%          4.00%
                                            ==========        ========        ========        ========
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................    $1,068,060        $557,926        $191,338         $31,264
                                            ==========        ========        ========        ========
  Ratio of expenses to average net
     assets.............................          1.68%(b)(c)     1.73%           1.80%           1.93%(d)
                                            ==========        ========        ========        ========
  Ratio of net investment income to
     average net assets.................          8.95%(b)        9.18%           9.27%           8.99%(d)
                                            ==========        ========        ========        ========
  Portfolio turnover rate...............            77%             61%             53%             53%
                                            ==========        ========        ========        ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $808,336,751.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) Annualized.

                       AIM INCOME FUND -- CLASS B SHARES

                                                      YEAR ENDED DECEMBER 31,        SEPTEMBER 7, 1993*
                                                 ---------------------------------           TO
                                                  1996           1995       1994     DECEMBER 31, 1993
                                                 -------        -------    -------   ------------------
Net asset value, beginning of period...........  $  8.15        $  7.18    $  8.43        $  8.95
Income from investment operations:
  Net investment income........................     0.50           0.53       0.52           0.19
  Net gains (losses) on securities (both
     realized and unrealized)..................     0.11           0.98      (1.23)         (0.34)
                                                 -------        -------    -------       --------
  Total from investment operations.............     0.61           1.51      (0.71)         (0.15)
                                                 -------        -------    -------       --------
Less distributions:
  Dividends from net investment income.........    (0.53)         (0.54)     (0.42)         (0.18)
  Distributions from net realized capital
     gains.....................................       --             --      (0.01)         (0.19)
  Returns of capital...........................       --             --      (0.11)            --
                                                 -------        -------    -------       --------
  Total distributions..........................    (0.53)         (0.54)     (0.54)         (0.37)
                                                 -------        -------    -------       --------
Net asset value, end of period.................  $  8.23        $  8.15    $  7.18        $  8.43
                                                 =======        =======    =======       ========
Total return(a)................................     7.87%         21.72%     (8.46)%        (0.75)%
                                                 =======        =======    =======       ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted).....  $85,343        $44,304    $12,321        $ 3,602
                                                 =======        =======    =======       ========
  Ratio of expenses to average net assets......     1.80%(b)(c)    1.79%      1.83%(d)       1.75%(d)(e)
                                                 =======        =======    =======       ========
  Ratio of net investment income to average net
     assets....................................     6.30%(b)       6.71%      6.69%(d)       6.24%(d)(e)
                                                 =======        =======    =======       ========
  Portfolio turnover rate......................       80%           227%       185%            99%
                                                 =======        =======    =======       ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $65,062,096.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(d) After expense reimbursements. Ratios of expenses and net investment income to average net assets prior to expense reimbursements were 2.04% and 2.50% (annualized) and 6.48% and 5.49% (annualized) for 1994 and 1993, respectively.
(e) Annualized.

               AIM INTERMEDIATE GOVERNMENT FUND -- CLASS B SHARES

                                                     YEAR ENDED DECEMBER 31,          SEPTEMBER 7, 1993*
                                                ---------------------------------             TO
                                                 1996           1995       1994       DECEMBER 31, 1993
                                                -------        -------    -------     ------------------
Net asset value, beginning of period..........  $  9.69        $  8.99    $ 10.04          $ 10.44
Income from investment operations:
  Net investment income.......................     0.55           0.63       0.61             0.21
  Net gains (losses) on securities (both
     realized and unrealized).................    (0.41)          0.70      (1.02)           (0.27)
                                                -------        -------    -------         --------
  Total from investment operations............     0.14           1.33      (0.41)           (0.06)
                                                -------        -------    -------         --------
Less distributions:
  Dividends from net investment income........    (0.51)         (0.59)     (0.50)           (0.20)
  Distributions from net realized capital
     gains....................................       --             --      (0.04)           (0.14)
  Returns of capital..........................    (0.04)         (0.04)     (0.10)              --
                                                -------        -------    -------         --------
  Total distributions.........................    (0.55)         (0.63)     (0.64)           (0.34)
                                                -------        -------    -------         --------
Net asset value, end of period................  $  9.28        $  9.69    $  8.99          $ 10.04
                                                =======        =======    =======         ========
Total return(a)...............................     1.61%         15.22%     (4.13)%          (0.52)%
                                                =======        =======    =======         ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)....  $79,443        $61,300    $23,415          $ 6,160
                                                =======        =======    =======         ========
  Ratio of expenses to average net assets
     (exclusive of interest expense)(b).......     1.76%(c)(d)    1.86%      1.82%            1.71%(f)
                                                =======        =======    =======         ========
  Ratio of net investment income to average
     net assets(e)............................     6.00%(c)       6.58%      6.56%            6.37%(f)
                                                =======        =======    =======         ========
  Portfolio turnover rate.....................      134%           140%       109%             110%
                                                =======        =======    =======         ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratio of expenses to average net assets prior to reduction of advisory fee and expense reimbursement for 1994 and 1993 were 1.87% and 2.18% (annualized), respectively.
(c) Ratios are based on average net assets of $71,976,395.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Ratio of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement for 1994 and 1993 were 6.50% and 5.90% (annualized), respectively.
(f) Annualized.

                   AIM MUNICIPAL BOND FUND -- CLASS B SHARES

                                              YEAR ENDED DECEMBER 31,         SEPTEMBER 1, 1993*
                                          --------------------------------            TO
                                           1996           1995       1994     DECEMBER 31, 1993
                                          -------        -------    ------    ------------------
Net asset value, beginning of period....  $  8.31        $  7.78    $ 8.61         $  8.71
Income from investment operations:
  Net investment income.................     0.37           0.39      0.39            0.14
  Net gains (losses) on securities (both
     realized and unrealized)...........    (0.13)          0.54     (0.78)           0.01
                                          -------        -------    ------        --------
  Total from investment operations......     0.24           0.93     (0.39)           0.15
                                          -------        -------    ------        --------
Less distributions:
  Dividends from net investment
     income.............................    (0.36)         (0.37)    (0.38)          (0.13)
  Distributions from net realized
     capital gains......................       --             --     (0.03)          (0.11)
  Returns of capital....................       --          (0.03)    (0.03)          (0.01)
                                          -------        -------    ------        --------
  Total distributions...................    (0.36)         (0.40)    (0.44)          (0.25)
                                          -------        -------    ------        --------
Net asset value, end of period..........  $  8.19        $  8.31    $ 7.78         $  8.61
                                          =======        =======    ======        ========
Total return(a).........................     2.99%         12.14%    (4.57)%          1.95%
                                          =======        =======    ======        ========
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................  $33,770        $21,478    $9,175         $ 2,319
                                          =======        =======    ======        ========
  Ratio of expenses to average net
     assets(b)..........................     1.61%(c)(d)    1.68%     1.67%           1.65%(e)
                                          =======        =======    ======        ========
  Ratio of net investment income to
     average net assets(b)..............     4.49%(c)       4.46%     4.83%           4.91%(e)
                                          =======        =======    ======        ========
  Portfolio turnover rate...............       26%            36%       43%             24%
                                          =======        =======    ======        ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios of expenses and net investment income to average daily net assets prior to expense reimbursements are 1.77%, 1.84% and 3.08% (annualized) and 4.37%, 4.66% and 3.48% (annualized) for 1995-1993, respectively.
(c) Ratios are based on average net assets of $27,530,145.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.

                        AIM VALUE FUND -- CLASS B SHARES

                                                  YEAR ENDED DECEMBER 31,             OCTOBER 18, 1993*
                                          ----------------------------------------           TO
                                             1996              1995         1994      DECEMBER 31, 1993
                                          ----------        ----------    --------    -----------------
Net asset value, beginning of period....  $    26.65        $    21.13    $  20.82         $ 21.80
Income from investment operations:
  Net investment income.................        0.20(a)          (0.01)         --            0.02
  Net gains (losses) on securities (both
     realized and unrealized)...........        3.38              7.12        0.51           (0.21)
                                          ----------        ----------    --------        --------
  Total from investment operations......        3.58              7.11        0.51           (0.19)
                                          ----------        ----------    --------        --------
Less distributions:
  Dividends from net investment
     income.............................       (0.21)               --          --           (0.02)
  Distributions from net realized
     capital gains......................       (1.10)            (1.59)      (0.20)          (0.77)
                                          ----------        ----------    --------        --------
  Total distributions...................       (1.31)            (1.59)      (0.20)          (0.79)
                                          ----------        ----------    --------        --------
Net asset value, end of period..........  $    28.92        $    26.65    $  21.13         $ 20.82
                                          ==========        ==========    ========        ========
Total return(b).........................       13.57%            33.73%       2.46%          (0.74)%
                                          ==========        ==========    ========        ========
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)...........................  $4,875,933        $2,860,531    $680,119         $63,215
                                          ==========        ==========    ========        ========
  Ratio of expenses to average net
     assets(c)..........................        1.94%(d)(e)       1.94%       1.90%           1.85%(f)
                                          ==========        ==========    ========        ========
  Ratio of net investment income (loss)
     to average net assets(c)...........        0.82%(d)         (0.08)%      0.00%          (0.46)%(f)
                                          ==========        ==========    ========        ========
  Portfolio turnover rate...............         126%              151%        127%            177%
                                          ==========        ==========    ========        ========
  Average broker commission rate(g).....  $   0.0436               N/A         N/A             N/A
                                          ==========        ==========    ========        ========

---------------
(a) Calculated using average shares outstanding.
(b) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(c) The ratios of expenses to average net assets prior to waiver of advisory fees were 1.96% and 1.96%, for 1996 and 1995, respectively. The ratio of net investment income (loss) to average net assets prior to waiver of advisory fees were 0.81% and (0.09%), for 1996 and 1995, respectively.
(d) Ratios are based on average net assets of $3,953,324,717.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

 *  Date sales commenced.

  The following per share data, ratios and supplemental data for the Class A shares, Class B shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND for the years ended December 31, 1996, 1995 and 1994 and the period October 16, 1993 (date operations commenced) through December 31, 1993 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements of AIM MONEY MARKET FUND included in the Statement of Additional Information.

     AIM MONEY MARKET FUND -- CLASS A, CLASS B AND AIM CASH RESERVE SHARES

                                                            CLASS A SHARES
                                          ---------------------------------------------------
                                                                                 OCTOBER 16,
                                                YEAR ENDED DECEMBER 31,            1993 TO
                                          -----------------------------------    DECEMBER 31,
                                            1996            1995       1994          1993
                                          --------        --------   --------    ------------
Net asset value, beginning of period....  $   1.00        $   1.00   $   1.00      $   1.00
Income from investment operations:
  Net investment income.................    0.0433          0.0495     0.0337        0.0048
                                          --------        --------   --------      --------
Less distributions:
  Dividends from net investment income..   (0.0433)        (0.0495)   (0.0337)      (0.0048)
                                          --------        --------   --------      --------
Net asset value, end of period..........  $   1.00        $   1.00   $   1.00      $   1.00
                                          ========        ========   ========      ========
Total return(a).........................      4.42%           5.06%      3.43%         2.27%(e)
                                          ========        ========   ========      ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $287,905        $221,487   $148,886      $ 81,460
                                          ========        ========   ========      ========
  Ratio of expenses to average net
    assets..............................      1.07%(b)(c)     1.03%      0.97%(d)      1.00%(d)(e)
                                          ========        ========   ========      ========
  Ratio of net investment income to
    average net assets..................      4.34%(b)        4.91%      3.53%(d)      2.27%(d)(e)
                                          ========        ========   ========      ========

                                                               CLASS B SHARES
                                          ---------------------------------------------------------
                                                                                       OCTOBER 16,
                                                   YEAR ENDED DECEMBER 31,               1993 TO
                                          -----------------------------------------    DECEMBER 31,
                                               1996               1995       1994          1993
                                          --------------        --------   --------    ------------
Net asset value, beginning of period....  $         1.00        $   1.00   $   1.00      $   1.00
Income from investment operations:
  Net investment income.................          0.0360          0.0419     0.0259        0.0032
                                          --------------        --------   --------      --------
Less distributions:
  Dividends from net investment income..         (0.0360)        (0.0419)   (0.0259)      (0.0032)
                                          --------------        --------   --------      --------
Net asset value, end of period..........  $         1.00        $   1.00   $   1.00      $   1.00
                                          ==============        ========   ========      ========
Total return(a).........................            3.66%           4.27%      2.62%         1.51%(e)
                                          ==============        ========   ========      ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $       91,148        $ 69,857   $ 33,999      $  1,289
                                          ==============        ========   ========      ========
  Ratio of expenses to average net
    assets..............................            1.81%(b)(c)     1.78%      1.78%(f)      1.75%(e)(f)
                                          ==============        ========   ========      ========
  Ratio of net investment income to
    average net assets..................            3.60%(b)        4.14%      3.14%(f)      1.54%(e)(f)
                                          ==============        ========   ========      ========

                                                          AIM CASH RESERVE SHARES
                                          --------------------------------------------------------
                                                                                      OCTOBER 16,
                                                  YEAR ENDED DECEMBER 31,               1993 TO
                                          ----------------------------------------    DECEMBER 31,
                                              1996               1995       1994          1993
                                          -------------        --------   --------    ------------
Net asset value, beginning of period....  $        1.00        $   1.00   $   1.00      $   1.00
Income from investment operations:
  Net investment income.................         0.0433          0.0493     0.0337        0.0048
                                          -------------        --------   --------      --------
Less distributions:
  Dividends from net investment income..        (0.0433)        (0.0493)   (0.0337)      (0.0048)
                                          -------------        --------   --------      --------
Net asset value, end of period..........  $        1.00        $   1.00   $   1.00      $   1.00
                                          =============        ========   ========      ========
Total return(a).........................           4.41%           5.04%      3.42%         2.27%(e)
                                          =============        ========   ========      ========
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $     315,470        $293,450   $359,952      $241,778
                                          =============        ========   ========      ========
  Ratio of expenses to average net
    assets..............................           1.08%(b)(c)     1.04%      0.99%(g)      1.00%(e)(g)
                                          =============        ========   ========      ========
  Ratio of net investment income to
    average net assets..................           4.32%(b)        4.92%      3.49%(g)      2.27%(e)(g)
                                          =============        ========   ========      ========

---------------

(a) Does not deduct sales charges or contingent deferred sales charges, where applicable.

(b) Ratios are based on average daily net assets as follows: Class A
    Shares - $266,627,474, Class B Shares - $99,033,713 and AIM Cash Reserve Shares - $385,881,111.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(d) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.06% and 3.44% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.

(e) Annualized.

(f) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.87% and 3.05% for 1994 and 1.95% (annualized) and 1.34% (annualized) for 1993.

(g) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.08% and 3.40% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.

--------------------------------------------------------------------------------

PERFORMANCE

  All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) to which investments in a Fund's shares may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

  Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum initial sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for one year.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  Yield is computed in accordance with standardized formulas described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares, Class C shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND.

  Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in a Fund. A tax-equivalent yield is calculated in the same manner as the standard yield with an adjustment for a stated, assumed tax rate. AIM MUNICIPAL BOND FUND may also demonstrate the effect of such tax-equivalent adjustments generally by comparing various yield levels with their corresponding tax-equivalent yields, given a stated tax rate.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such practices will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily representative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions.

--------------------------------------------------------------------------------

ABOUT THE FUNDS

  The Funds are separate series of shares of the Trust, a Delaware business trust established on May 5, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company (see "Organization of the Trust"). Each Fund has its own investment objective(s) and policies designed to meet specific investment goals, operates as a diversified portfolio and intends to be treated as a regulated investment company for federal income tax purposes.

  Each Fund invests in securities of different issuers and industry classifications (with the exception of AIM GLOBAL UTILITIES FUND which concentrates its investments in the utilities industry) in an attempt to spread and reduce the risks inherent in all investing. Each Fund continuously offers new shares for sale to the public, and stands ready to redeem its outstanding shares for cash at net asset value (subject, in certain circumstances, to a contingent deferred sales charge). See "How to Redeem Shares." AIM, the investment advisor for each Fund, continuously reviews and, from time to time, changes the portfolio holdings of each of the Funds in pursuit of each Fund's objective(s).

--------------------------------------------------------------------------------

INVESTMENT PROGRAMS

  The investment objective(s) of each Fund, except AIM HIGH YIELD FUND, are deemed to be fundamental policies which may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the 1940
Act). The Board of Trustees on behalf of AIM HIGH YIELD FUND is permitted to change the investment objective of that Fund without shareholder approval. Further information is available in the Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that any particular Fund will attain its investment objective(s).

  AIM BALANCED FUND. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds. Although equity securities will be purchased primarily for capital appreciation and fixed income securities will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all investments. The Fund normally will have a minimum of 30% and a maximum of 70% of its total assets invested in equity securities and a minimum of 30% and a maximum of 70% of its total assets invested in (non-convertible) fixed income securities. Most of such fixed income securities will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Services ("S&P") or, if unrated, deemed to be of comparable quality by AIM, although the Fund may invest to a limited extent in lower-rated securities. The fixed income securities in which the Fund invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Fund may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, which are commonly known as "junk bonds." During 1996, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  The Fund may also invest up to 25% of its total assets in convertible securities. Compliance with all of the above percentage requirements may limit the ability of the Fund to maximize total return. The actual percentage of the assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of AIM as to general market and economic conditions and trends, yields and interest rates and changes in fiscal and monetary policies.

  AIM GLOBAL UTILITIES FUND. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies (either domestic or foreign). Public utility companies include companies that provide electricity, natural gas or water and other sanitary services to the public, and telephone or telegraph companies, and other companies providing public communications services. The Fund may also invest in developing utility technology companies and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues. The Fund may invest up to 25% of its total assets in convertible securities. When AIM deems it appropriate, the Fund may purchase bonds issued by the above types of companies, although investments in non-convertible bonds will not exceed 25% of the Fund's total assets. The Fund may invest up to 10% of its total assets in bonds rated lower than Baa by Moody's or BBB by S&P (or comparable ratings by other nationally recognized statistical rating organizations "NRSROs") or unrated bonds which AIM determines to be of comparable quality. During 1996, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  The Fund may invest up to 80% of its total assets in foreign securities, including investments in American Depositary Receipts, European Depositary Receipts and other securities representing underlying securities of foreign issuers. Under normal market conditions, the Fund will be invested in securities of issuers located in at least four countries, one of which will be the United States, although for temporary defensive purposes it may invest 100% of its total assets in securities of United States issuers. In some foreign countries, utility companies are partially owned by government agencies. In some cases, foreign government agencies may have significant investments in businesses other than utility companies. Also, investments in securities of foreign issuers may involve other risks which are not ordinarily associated with investments in domestic issuers (see "Certain Investment Strategies and Policies -- Investments in Foreign Securities").

  In addition, investors should also be aware that the Fund may invest in companies located within emerging or developing countries. An "emerging or developing country" is a country in the initial stages of its industrial cycle. Investments in emerging or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that markets of emerging or developing countries have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging or developing countries can be expected to continue in the future.

  A portfolio of utility company securities is subject to a different degree of volatility than a more broadly diversified portfolio. Economic, operational or regulatory changes that affect utility companies will have a material impact upon the value of the securities that the Fund owns. Events that have no direct connection with companies whose securities are owned by the Fund may affect the prices of those securities, such as emergencies involving nuclear power plants. Moreover, a portfolio of utilities industry securities is subject to the risks unique to that industry, such as inflationary or other cost increases in fuel and operating expenses, possible increases in the interest costs of loans needed for capital construction programs, compliance with environmental regulations, possible adverse changes in the regulatory climate and availability of fuel sources. A description of the utilities industry is contained in the Statement of Additional Information.

  AIM GROWTH FUND. The Fund's objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium- to large-size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.

  It is anticipated that common stocks will be the principal form of investment by the Fund. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which the Fund's management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies, which the Fund's management believes are currently enjoying a dramatic increase in profits.

  AIM HIGH YIELD FUND. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds).

  The Fund seeks high income principally by purchasing securities that are rated Baa, Ba or B by Moody's or BBB, BB or B by S&P, or securities of comparable quality in the opinion of AIM that are either unrated or rated by other NRSROs. The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or, if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds. At least 80% of the value of the Fund's total assets will be invested in debt securities, including convertible debt securities, and/or cash and cash equivalents. At least 65% of the value of the Fund's assets will be invested in high yield debt securities. The Fund may also invest in preferred stocks.

  For a breakdown of the quality ratings of the Fund's investments as of December 31, 1996, see the chart on page 24.

  While the securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. See "Certain Investment Strategies and
Policies -- Illiquid Securities" for further information regarding such investments.

  AIM INCOME FUND. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal, by investing primarily in fixed rate corporate debt, U.S. Government obligations and U.S. Government Agency Mortgage-Backed Securities. The Fund may also invest in preferred stock issues and convertible corporate debt. In selecting portfolio securities the Fund will, in accordance with its concern for safety of principal, consider individual credit risks, but shareholders should recognize that the market value of even high quality long-term fixed rate securities will fluctuate with changes in interest rate levels. The percent of the Fund's assets in various types of securities will vary in light of the Fund's investment objective and existing market conditions.

  The Fund may invest up to 40% of its total assets in securities issued by foreign entities. Purchases of foreign securities which are payable in foreign currencies will be affected either favorably or unfavorably by changes in the value of the foreign currencies against the U.S. dollar. Investing in foreign securities payable in foreign currencies carries increased risk to the Fund (see "Certain Investment Strategies and Policies -- Investments in Foreign Securities" and " -- Foreign Exchange Transactions"). The Fund will maintain less than 35% of its net assets in debt securities rated below Baa/BBB, which are commonly known as "junk bonds." See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  For a breakdown of the quality ratings of the Fund's investments as of December 31, 1996, see the chart on page 24.

  Ordinarily, the Fund does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent in light of the Fund's investment objectives, regardless of the holding period of that security. The Fund will not necessarily dispose of a security because of a reduction in rating. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

  AIM INTERMEDIATE GOVERNMENT FUND. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed or otherwise backed by the United States Government. The Government securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank and the U.S. Postal Service, or
(c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Farm Credit System. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. Accordingly, such securities may involve risk of loss of principal and interest; however, historically there have not been any defaults of such issues. For a listing of some of the types of Agency Securities in which the Fund may invest, see Appendix B to this Prospectus. The Fund may also invest in U.S. Government Agency Mortgage-Backed Securities. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years.

  The Fund purchases primarily fixed-rate securities, including but not limited to high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the then prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

  The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon AIM's determination of how best to achieve the Fund's investment objective. The Fund may invest in Government securities of all maturities, short-term, intermediate-term and long-term. The Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This policy regarding portfolio maturity is a non-fundamental policy of the Fund.

  AIM MONEY MARKET FUND. The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund intends to invest in money market instruments such as bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, taxable municipal securities and commercial paper, all of which will be denominated in U.S. dollars (referred to collectively as "Money Market Instruments") and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to this Prospectus and are described more fully in the Statement of Additional Information.

  The Fund may invest in other types of Money Market Instruments not prohibited by its investment restrictions, if approved by the trustees. The Fund will not invest in instruments maturing more than 397 days from the date of investment, and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

  The Fund will limit investments in Money Market Instruments to those which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards. For a complete definition of a "First Tier" security, see the definition set forth in the Statement of Additional Information.

  The Fund must also comply with the requirements of Rule 2a-7 under the 1940 Act, which govern the operations of money market funds and may be more restrictive than the Fund's restrictions. If any of the Fund's policies and restrictions are more restrictive than Rule 2a-7, such policies and restrictions will be followed.

  The Fund will normally hold portfolio securities to maturity but may dispose of such securities prior to maturity if AIM believes such disposition advisable. Investing in Money Market Instruments of short maturity and/or actively managing its portfolio will result in a large number of transactions, but since the costs of these transactions are small, they are not expected to have a significant effect on net asset value or yield.

  AIM MUNICIPAL BOND FUND. The Fund's objective is to achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds. These investments may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax.

  Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the lending of such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"). Such obligations are considered to be municipal bonds appropriate for investment by the Fund, provided that the interest paid thereon, in the opinion of bond counsel, is exempt from federal income taxes. As used in this Prospectus and the Statement of Additional Information, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on municipal bonds which is excluded from gross income for federal income tax purposes, but which may give rise to federal alternative minimum tax liability. The principal and interest payments on private activity bonds (such as industrial development or pollution control bonds) are the responsibility of the industrial user and, therefore, are not backed by the taxing power of the issuing municipality. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies for exemption from federal income tax, but the interest on private activity bonds will be considered to be an item of preference for purposes of alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Matters" in the Statement of Additional Information. The Fund will invest at least 80% of its total invested assets in securities that do not pay interest subject to federal income taxes and that do not constitute an item of preference for purposes of the alternative minimum tax.

  In addition, the Fund will invest at least 80% of its total invested assets in municipal bonds. At least 80% of the municipal securities purchased by the Fund will be rated within the four highest ratings, or will be obligations of issuers having an issue of outstanding municipal bonds rated within the four highest ratings of Moody's, S&P or any other NRSRO. However, up to 20% of the Fund's total assets may be invested in unrated municipal bonds if in the judgment of AIM, after considering available information regarding the creditworthiness of the issuer, such bonds are similar in quality to those bonds rated within the four highest ratings mentioned above. The Fund will maintain less than 20% of its total assets in securities rated below Baa/BBB (or a comparable rating of any other NRSRO). For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government securities held in escrow until the municipal securities' refunding date or final maturity, but (ii) which have not been re-rated by a NRSRO, will be treated by the Fund as the equivalent of Aaa/AAA rated securities. During 1996, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  Since the Fund invests primarily in municipal obligations, the marketability and market value of these obligations may be affected by certain constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives as well as regional economies. The ability of the Fund to achieve its objective is affected by the ability of municipal issuers to meet their payment obligations. Problems which may arise in the foregoing areas and which are not resolved could adversely affect the various municipal issuers' abilities to meet their financial obligations.

  The Fund may invest in short-term obligations, including taxable investments, to establish a defensive position in anticipation of a market decline with a corresponding rise in interest rates. Such short-term obligations include notes issued by or on behalf of municipal issuers, obligations of the U.S. Government, its agencies or instrumentalities, instruments of domestic banks, domestic commercial paper and other cash equivalent investments. Interest income from certain short-term holdings may be taxable to shareholders as ordinary income.

  AIM VALUE FUND. The Fund's objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio. The Fund should not be purchased by those who seek income as their primary investment objective.

  In addition to the securities described above, the Fund may also acquire preferred stocks and debt instruments having prospects for growth of capital. Although these different types of securities can be expected to generate amounts of income to satisfy the Fund's secondary objective, they will be purchased for their potential for growth of capital.

  The primary emphasis of AIM's search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values.

  Because AIM VALUE FUND invests in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing such securities, investors should carefully assess the risks associated with an investment in the Fund.

  PORTFOLIO RATINGS. During 1996, the percentage of average annual assets of AIM HIGH YIELD FUND and AIM INCOME FUND, calculated on a dollar weighted basis, which was invested in securities within the various rating categories (based on the higher of Standard and Poor's Corporation and Moody's Investors Service, Inc. ratings as described in Appendix C), and in unrated securities determined to be of comparable quality, was as follows:

                                                               AIM HIGH         AIM INCOME
                                                              YIELD FUND           FUND
                                                              ----------        ----------
AAA/Aaa.....................................................         0%            17.77%
AA/Aa.......................................................      0.35%            13.55%
A/A.........................................................      0.40%            15.03%
BBB/Baa.....................................................      0.21%            22.04%
BB/Ba.......................................................     10.30%            11.15%
B/B.........................................................     75.01%            18.66%
CCC/Caa.....................................................      6.21%             0.92%
CC/Ca.......................................................         0%                0%
C/C.........................................................         0%                0%
Unrated.....................................................      7.52%             0.88%
                                                                 ------            ------
     Total Average Annual Assets............................       100%              100%

--------------------------------------------------------------------------------

CERTAIN INVESTMENT STRATEGIES AND POLICIES

  In pursuit of its objectives and policies, one or more of the Funds may employ one or more of the following strategies in order to enhance investment results:

  CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. A portion of each Fund's assets may be held from time to time in cash, repurchase agreements, commercial paper, taxable municipal securities or other Money Market Instruments when such positions are deemed advisable in light of economic conditions or for daily cash management purposes. In addition, each of the Funds may invest for temporary defensive purposes all or a substantial portion of its assets in the foregoing types of investments, although AIM MONEY MARKET FUND invests exclusively in Money Market Instruments. None of the Funds (except AIM MONEY MARKET FUND) is limited to investing in Money Market Instruments which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act. To the extent that a Fund (other than AIM MONEY MARKET FUND) invests in the foregoing types of investments, its ability to achieve its investment objective may be adversely affected.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. (All Funds). Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued secur-ity, the Fund's custodian bank will segregate cash or other high grade securities (including temporary investments and Municipal Securities) in an amount equal to the when-issued commitment. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information.

  DOLLAR ROLL TRANSACTIONS. AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND only. In order to enhance portfolio returns and manage prepayment risks, AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

  Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND will limit their respective borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of their respective total assets at the time of investment. A Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. For further information regarding reverse repurchase agreements see the Statement of Additional Information.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. Each of the Funds is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS. (AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND ("Equity Funds")). INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. (AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND ("Debt Funds")). Each of the Equity Funds may purchase and sell stock index futures contracts or purchase and sell options thereon in order to hedge the value of their respective portfolios against changes in market conditions. Similarly, each of the Debt Funds may purchase and sell interest rate futures contracts or purchase and sell options thereon in order to hedge the value of their respective portfolios against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

  There are risks associated with investments in stock index futures contracts, interest rate futures contracts, and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts and related options is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  No Fund may purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would exceed 5% of the market value of a Fund's total assets. See the Statement of Additional Information for a description of a Fund's investments in futures contracts and options on futures contracts, including certain additional risks.

  ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (10% of the net assets of AIM MONEY MARKET FUND) in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Trust's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Funds and monitoring AIM's implementation of the guidelines and procedures.

  RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES. AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

  In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

  The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

  When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the trustees to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

  In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

  INVESTMENTS IN FOREIGN SECURITIES. (All Funds except AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND). Each Fund may invest up to 25% of its total assets (up to 20% for AIM BALANCED FUND, 40% for AIM INCOME FUND, 50% for AIM MONEY MARKET FUND and 80% for AIM GLOBAL UTILITIES FUND) in foreign securities, although AIM MONEY MARKET FUND may only invest in foreign securities denominated in U.S. dollars. To the extent it invests in securities denominated in foreign currencies, each Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. Each Fund (other than AIM MONEY MARKET FUND) may invest in securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities. For a discussion of the risks pertaining to investments in foreign securities. See "Risk Factors Regarding Foreign Securities" below.

  FOREIGN EXCHANGE TRANSACTIONS. (All Funds except AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND). Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those countries. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

  The Funds may purchase and sell options on futures contracts, forward contracts or futures contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. Each Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. The Funds will not speculate in foreign exchange. No Fund will commit a larger percentage of its total assets to foreign ex-change hedges than the percentage of its total assets which it could invest in foreign securities. Further information concerning futures contracts and related options is set forth above.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

  Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

  Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. (All Funds except AIM MONEY MARKET FUND). Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables above. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Funds is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds, including the investment advisory agreement and administrative services agreement with AIM, the agreements with AIM Distributors regarding distribution of each Fund's shares, the agreements with State Street Bank and Trust Company and The Bank of New York as the custodians and the transfer agency agreement with A I M Fund Services, Inc., a wholly owned subsidiary of AIM. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP plc. AMVESCAP plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Information concerning the Board of Trustees may be found in the Statement of Additional Information.

  INVESTMENT ADVISOR. A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to each Fund pursuant to a master investment advisory agreement, dated as of February 28, 1997 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises 53 investment company portfolios. As of July 15, 1997, the total assets of such investment company portfolios were approximately $76.0 billion.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement also provides that, upon the request of the Board of Trustees, AIM may per-form or arrange for certain accounting and other administrative services for the Funds which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Trust have entered into a master administrative services agreement ("Administrative Services Agreement"), dated as of February 28, 1997, pursuant to which AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Funds' principal financial officer and his staff, and any expenses related to fund accounting services. In addition, pursuant to the terms of a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), a wholly owned subsidiary of AIM and registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement and shareholder services to the Funds. AFS' principal address is P.O. Box 4739, Houston, Texas 77210-4739.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Trustees, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Funds. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of each of the Funds (other than AIM MONEY MARKET FUND) and their titles, if any, with AIM or its subsidiaries and the Trust, the length of time they have been responsible for the management of the Funds, their years of investment experience and prior experience (if they have been with AIM for less than five years) are described below:

  AIM Balanced Fund. Claude C. Cody IV is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM; and has been responsible for the Fund since its investment objective and policies were changed to that of a balanced fund in 1993. Mr. Cody has been associated with AIM and/or its subsidiaries since 1992 and has a total of 21 years of experience as an investment professional. Robert G. Alley is Senior Vice President of AIM Capital; Vice President of AIM and of the Trust; and also has been responsible for the Fund since 1993. Mr. Alley has been associated with AIM and/or its subsidiaries since 1992 and has a total of 25 years of experience as an investment professional. Craig A. Smith is Vice President of AIM Capital and also has been responsible for the Fund since 1996. Mr. Smith has been associated with AIM since 1989 and has a total of eight years of experience as an investment professional.

  AIM Global Utilities Fund. Claude C. Cody IV and Robert G. Alley have been responsible for the management of the Fund since 1992. Craig A. Smith has been responsible for the management of the Fund since 1996. Background information for Mr. Cody, Mr. Alley and Mr. Smith is discussed above with respect to the management of AIM BALANCED FUND.

  AIM Growth Fund. Jonathan C. Schoolar is Senior Vice President and Director of AIM Capital, Vice President of AIM and the Trust, and has been responsible for the Fund since 1994. He has been associated with AIM and/or its subsidiaries since 1986 and has 14 years of experience as an investment professional. Robert
M. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. Mr. Kippes has been associated with AIM and/or its subsidiaries since 1989 and has a total of eight years of experience as an investment professional. David P. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Barnard has been associated with AIM and/or its subsidiaries since 1982 and has 23 years of experience as an investment professional.

  AIM High Yield Fund. John L. Pessarra is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Pessarra has been associated with AIM since 1990 and has a total of 13 years of experience as an investment professional. Kevin E. Rogers is Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Rogers has been associated with AIM and/or its subsidiaries since 1991 and has over 11 years of experience as an investment professional.

  AIM Income Fund. Robert G. Alley and John L. Pessarra have been responsible for the management of the Fund since 1992. Mr. Alley's background is discussed above with respect to the management of AIM BALANCED FUND, and Mr. Pessarra's background is discussed above with respect to the management of AIM HIGH YIELD FUND. Carolyn L. Gibbs is Vice President of AIM Capital and has been responsible for the Fund since 1995. Ms. Gibbs has been associated with AIM since 1992 and has over 14 years of experience as an investment professional.

  AIM Intermediate Government Fund. Karen Dunn Kelley is Senior Vice President of AIM Capital, Vice President of AIM and of the Trust and has been responsible for the Fund since 1992. Ms. Kelley has been associated with AIM and/or its subsidiaries since 1989 and has a total of 15 years of experience as an investment professional. Meggan Walsh is Vice President of AIM Capital and has been responsible for the Fund since 1992. Ms. Walsh has been associated with AIM and/or its subsidiaries since 1991 and has 10 years of experience as an investment professional. Paula A. Permenter has been responsible for the Fund since 1996. Ms. Permenter has been associated with AIM and/or its subsidiaries since 1996 and has 11 years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc.

  AIM Municipal Bond Fund. Richard A. Berry is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Berry has been associated with AIM and/or its subsidiaries since 1987 and has a total of 29 years of experience as an investment professional. Stephen D. Turman is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Turman has been associated with AIM since 1985 and has a total of 14 years of experience as an investment professional.

  AIM Value Fund. Joel E. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Dobberpuhl has been associated with AIM and/or its subsidiaries since 1990 and has a total of eight years of experience as an investment professional. Robert A. Shelton is Investment Officer of AIM Capital and has been responsible for the Fund since 1997. Mr. Shelton has been associated with AIM and/or its subsidiaries since 1995 and has a total of six years of experience as an investment professional.

  FEES AND EXPENSES. For the fiscal year ended December 31, 1996, each Fund (other than AIM MONEY MARKET FUND) paid the following compensation to AIM for its advisory services, and the total expenses of each such Fund's class were, stated as a percentage of that class' average daily net assets, as follows:

                                                                 CLASS A      CLASS B
                                               COMPENSATION      EXPENSE      EXPENSE
                                                  TO AIM          RATIO        RATIO
                                               ------------      -------      -------
AIM Balanced Fund............................     0.61%           1.15%        1.97%
AIM Global Utilities Fund....................     0.58%           1.17%        1.96%
AIM Growth Fund..............................     0.69%           1.18%        2.03%
AIM High Yield Fund..........................     0.50%           0.97%        1.68%
AIM Income Fund..............................     0.46%           0.98%        1.80%
AIM Intermediate Government Fund.............     0.48%           1.00%        1.76%
AIM Municipal Bond Fund......................     0.47%           0.80%        1.61%
AIM Value Fund...............................     0.61%*          1.11%        1.94%

---------------
* Net of advisory fee waivers. Without such waivers, the amount would have been 0.63%

  For the year ended December 31, 1996, AIM MONEY MARKET FUND paid 0.55% of its average daily net assets to AIM as compensation for its advisory services, and the Class A shares', Class B shares' and AIM Cash Reserve Shares' total expenses for such period were 1.07%, 1.81% and 1.08% of each Class' average daily net assets, respectively.

  For the fiscal year ended December 31, 1996, each Fund reimbursed AIM for administrative services in the following amounts, stated as a percentage of the Funds' average daily net assets:

                                                              REIMBURSEMENT
                                                                PAYMENTS
                                                              -------------
AIM Balanced Fund...........................................       .02%
AIM Global Utilities Fund...................................       .03%
AIM Growth Fund.............................................       .02%
AIM High Yield Fund.........................................       .01%
AIM Income Fund.............................................       .02%
AIM Intermediate Government Fund............................       .03%
AIM Money Market Fund.......................................       .01%
AIM Municipal Bond Fund.....................................       .02%
AIM Value Fund..............................................      .002%

  FEE WAIVERS. In order to increase the return to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. AIM is currently voluntarily waiving a portion of its advisory fees payable by AIM VALUE FUND as follows: 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded at any time and without notice to investors. During the year ended December 31, 1996, AIM VALUE FUND waived 0.02% in advisory fees.

  DISTRIBUTOR. The Trust has entered into master distribution agreements relating to the Funds (the "Distribution Agreements"), dated February 28, 1997, with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of Class A, Class B and Class C shares of the Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. Class A and C Plan. The Trust has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Funds (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Funds.

  Under the Class A and C Plan, the Trust may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of Class A shares of each Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of each Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Funds and who provide continuing personal services to their customers who own Class A and Class C shares of a Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a Fund, in amounts of up to 0.25% of the average net assets of such Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to a Fund. The Class A and C Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Funds. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Trust has also adopted a Master Distribution Plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to such Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

  Both Plans. Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Trust will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those trustees who are not "interested persons" of the Trust or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Funds in making such payments. The Funds will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

  The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Trust Agreement"). The Trust is an open-end series management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust currently consists of nine separate series, and each of the Funds represents one series.

  Class A shares, Class B shares, Class C shares and, in the case of AIM MONEY MARKET FUND, AIM Cash Reserve Shares, of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although shareholders of Class A and Class C shares and AIM Cash Reserve Shares (of AIM MONEY MARKET
FUND) and Class B shareholders of a given portfolio must approve any material increase in fees payable with respect to such portfolio under the Class A and C
Plan).

  The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but which requires a separate vote of another Fund or class. An example of a matter which would be voted on separately by shareholders of each Fund is the approval of the Advisory Agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

  The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of the majority of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

  Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
               TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR CASH MANAGEMENT FUND(1),(2)       AIM GLOBAL INCOME FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INCOME FUND(2)                    AIM GROWTH FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM HIGH YIELD FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM INCOME FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERNATIONAL EQUITY FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM LIMITED MATURITY TREASURY SHARES
            AIM BALANCED FUND                             AIM MONEY MARKET FUND(1)
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND(1)
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE SHARES
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM VALUE FUND
            AIM GLOBAL GROWTH FUND                        AIM WEINGARTEN FUND

(1) Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

(2)Fund closed to new investments on August 4, 1997. However, until October 3, 1997 the Fund will continue to accept investments (i) from shareholders of record on August 4, 1997 of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM ADVISOR REAL ESTATE FUND or (ii) on behalf of clients of selling group members who were INVESCO Advisor Funds, Inc. selling group members on August 1, 1997. Please refer to "Exchange Privilege" herein and the Fund's prospectus dated August 4, 1997.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

                                                                     MCF-A 07/97

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                     MCF-A 07/97

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                    5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                    5.25          5.54         4.50
 $ 50,000 but less than $  100,000                    4.75          4.99         4.00
 $100,000 but less than $  250,000                    3.75          3.90         3.00
 $250,000 but less than $  500,000                    3.00          3.09         2.50
 $500,000 but less than $1,000,000                    2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM ADVISOR INCOME FUND, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00           4.17         3.25
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                     MCF-A 07/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and the Class A shares of AIM TAX-FREE INTERMEDIATE SHARES.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                    1.00%        1.01%        0.75%
 $100,000 but less than $  250,000                    0.75         0.76         0.50
 $250,000 but less than $1,000,000                    0.50         0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price (0.60% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price (0.35% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. The portion of the payments to AIM Distributors under the Class C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME FUND) is intended in part to permit AIM Distributors to recoup a portion of such on-going sales commission plus financing costs, if any.

                                                                     MCF-A 07/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution System -- Class C Shares" and "How to Redeem
     Shares -- Contingent Deferred Sales Charge Program for Large Purchases"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

                                                                     MCF-A 07/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;

                                                                     MCF-A 07/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum

                                                                     MCF-A 07/97
initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any AIM Limited Maturity Treasury Shares sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided:

                                                                     MCF-A 07/97

(a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and
(ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM ADVISOR CASH MANAGEMENT FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares

                                                                     MCF-A 07/97
may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; SARSEP plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                     MCF-A 07/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds (except AIM ADVISOR CASH MANAGEMENT FUND), listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY SHARE
     CLASS A                             FUND -- CLASS A                     AIM TAX-FREE INTERMEDIATE
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME                       SHARES -- CLASS A
     CLASS A                             FUND -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A               FUND -- CLASS A                     AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A          AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               AIM INCOME FUND -- CLASS A                -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT             AIM TAX-EXEMPT CASH FUND -- CLASS A
   AIM ADVISOR REAL ESTATE               FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM AGGRESSIVE GROWTH                 FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM BALANCED FUND -- CLASS A          FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM MUNICIPAL BOND
   AIM CAPITAL DEVELOPMENT               FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM CHARTER FUND -- CLASS A           OF CONNECTICUT -- CLASS A
   AIM CONSTELLATION                   AIM VALUE FUND -- CLASS A
     FUND -- CLASS A                   AIM WEINGARTEN FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) effective August 4, 1997 (except with respect to shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM ADVISOR REAL ESTATE FUND), no shares of any Load Fund, Class C of a Multiple Class Fund, Lower Load Fund or No Load Fund may be exchanged for shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM ADVISOR INCOME FUND; (ii) effective October 3, 1997 no share of any Load Fund, Class C of a Multiple Class Fund, Lower Load Fund or No Load Fund may be exchanged for shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM ADVISOR INCOME FUND; (iii) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (iv) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (v) Class A shares and AIM LIMITED MATURITY TREASURY SHARES may be exchanged for Class A shares or AIM LIMITED MATURITY TREASURY SHARES, (vi) Class B shares may be exchanged only for Class B shares; (vii) Class C shares may only be exchanged for Class C shares;
(viii) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (ix) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and (x) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                     MCF-A 07/97

  Broker-dealers and institutions of record for Class A or Class C shares purchased pursuant to an exchange from Class A or Class C shares of AIM ADVISOR CASH MANAGEMENT FUND will be compensated according to the sales commission or concession that would apply if these Class A or Class C share purchases had been purchased in a manner other than pursuant to an exchange.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                   acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise, Of-
                   apply if No Load shares were       fering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

                                                                     MCF-A 07/97

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares (except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-

                                                                     MCF-A 07/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds. Shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996; or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.

  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds.".

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70- 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

                                                                     MCF-A 07/97

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM

                                                                     MCF-A 07/97

Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as

                                                                     MCF-A 07/97
certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES AND LIMITED MATURITY TREASURY SHARES
ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) and AIM Limited Maturity Treasury Shares at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from AIM Limited Maturity Treasury Shares or Class A shares of AIM TAX-FREE INTERMEDIATE SHARES, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                     MCF-A 07/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY SHARES......  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE SHARES..........  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) (iii) dividends and distributions attributable to Class A shares or AIM Limited Maturity Treasury Shares may not be reinvested in Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or Class B or Class C shares, and
(iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND). Dividends on all shares may also be affected by other class-specific expenses.

                                                                     MCF-A 07/97

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and

                                                                     MCF-A 07/97
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY SHARES AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE SHARES, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                     MCF-A 07/97

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                    DESCRIPTION OF MONEY MARKET INSTRUMENTS

  The following list does not purport to be an exhaustive list of all Money Market Instruments, and the Funds reserve the right to invest in Money Market Instruments other than those listed below:

U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government, including mortgage-backed securities issued by U.S. Government agencies) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

MASTER NOTES -- Unsecured demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of a Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

                                                                      APPENDIX B
--------------------------------------------------------------------------------

                DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
                BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

  AIM INTERMEDIATE GOVERNMENT FUND may invest in "Agency Securities," as defined in the Prospectus, including some or all of those listed below. The following list does not purport to be an exhaustive list of all Agency Securities, and the Fund reserves the right to invest in Agency Securities other than those listed below.

  EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

  FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

  FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

  FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government.

  FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. Government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS -- are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

  FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" -- represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consist of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association, a federally chartered and privately-owned corporation.

  FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" -- are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

  Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

  Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loans must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

  All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing or administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, and under FNMA supervision. FNMA may remove service providers for cause.

  The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee. Lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

  The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

  FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amounts of FNMA Certificates currently outstanding is limited.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

  The Portfolio will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

  The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

  As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

  As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

  The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Portfolio.

  Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

  GENERAL SERVICES ADMINISTRATION PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

  MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

  NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

  PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

  SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

  SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

  TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

  WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                                                                      APPENDIX C
--------------------------------------------------------------------------------

                       DESCRIPTIONS OF RATING CATEGORIES

  The following are descriptions of ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P") to certain debt securities in which AIM HIGH YIELD FUND and AIM INCOME FUND may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

  MOODY'S: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  S&P: AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                     MCF-A 07/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                     MCF-A 07/97

[AIM LOGO
 APPEARS     THE AIM FAMILY OF FUNDS--Registered Trademark--
  HERE]

Investment Advisor
A I M Advisors, Inc.                              TABLE OF CONTENTS
11 Greenway Plaza, Suite 100                      INVESTMENT OBJECTIVES....................      2
Houston, TX 77046-1173                            SUMMARY..................................      2
                                                  THE FUNDS................................      4
                                                    Table of Fees and Expenses.............      4
Transfer Agent                                      Financial Highlights...................      7
A I M Fund Services, Inc.                           Performance............................     19
P.O. Box 4739                                       About the Funds........................     19
Houston, TX 77210-4739                              Investment Programs....................     20
                                                    Certain Investment Strategies and
                                                    Policies...............................     24
Custodian                                           Management.............................     27
State Street Bank and Trust Company                 Organization of the Trust..............     31
225 Franklin Street                               INVESTOR'S GUIDE TO THE AIM FAMILY OF
Boston, MA 02110                                    FUNDS--Registered Trademark--..........    A-1
                                                    Introduction to The AIM Family of
                                                    Funds..................................    A-1
The Bank of New York                                How to Purchase Shares.................    A-1
90 Washington Street                                Terms and Conditions of Purchase of the
New York, NY 10286                                     AIM Funds...........................    A-2
[AIM Municipal Bond Fund only]                      Special Plans..........................    A-9
                                                    Exchange Privilege.....................   A-11
                                                    How to Redeem Shares...................   A-13
Principal Underwriter                               Determination of Net Asset Value.......   A-17
A I M Distributors, Inc.                            Dividends, Distributions and Tax
P.O. Box 4739                                       Matters................................   A-18
Houston, TX 77210-4739                              General Information....................   A-20
                                                    Appendix A.............................   A-21
                                                    Appendix B.............................   A-22
Independent Accountants                             Appendix C.............................   A-25
KPMG Peat Marwick LLP
700 Louisiana                                     Application Instructions.................    B-1
NationsBank Bldg.
Houston, TX 77002

For more complete information about any other fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

                                                                     APPENDIX IV

  Reproduced below is a discussion of the performance of AIM Intermediate Government Fund for the six-month period ended June 30,1997, that was prepared by the officers and AIM and was included in its Semi-annual Report dated June 30, 1997.

The Managers' Overview

AIM INTERMEDIATE GOVERNMENT FUND PROVIDES
ATTRACTIVE CURRENT INCOME DESPITE VOLATILE MARKET

A roundtable discussion with the Fund management team for AIM Intermediate Government Fund for the six months ended June 30, 1997.
-------------------------------------------------------------------------------


Q. IT WAS A TUMULTUOUS ENVIRONMENT FOR BONDS. HOW DID THE FUND PERFORM DURING THE REPORT- ING PERIOD?

A. The first quarter was particularly trying for bond investors, and the Fund made little progress. Improved market conditions during the second quarter enabled the Fund to generate most of its gain for the reporting period. The Fund's current income remained strong throughout the period. The Fund's 30-day yield on Class A and Class B shares was 6.45% and 5.97%, respectively, as of June 30, 1997. Total return was 3.03% for Class A shares and 2.60% for Class B shares in the six months ended June 30, 1997. That compared favorably to the 2.64% total return for the Lipper Intermediate U.S. Government Funds Index.

Q. CONCERNS OVER THE ECONOMY AND HIGHER INTEREST RATES DOMINATED THE PERIOD. HOW DID THAT AFFECT BOND INVESTMENTS?

A. The bond market sold off sharply through the end of April, when the benchmark 30-year U.S. Treasury bond hit a peak weekly closing yield of 7.13% in reaction to reports of vigorous growth in the economy. Indicators seemed pointed either to an acceleration in inflation or to action by the Federal Reserve to stave off price pressures. But the market later rebounded nearly as sharply, owing to, in various measures, an apparent slowdown in the economy plus the absence of inflation. The rally in bonds took the yield on the benchmark 30-year U.S. Treasury bond to 6.78% by June 30--the lowest level since late February.

Q.  WHAT TRIGGERED THE TURNAROUND?

A. The rally in bonds was touched off in April by news that the Consumer Price Index (CPI) had risen 0.1%--half the increase expected by analysts, a trend that continued into June. That news, combined with lower than expected increases in employment costs and a record six consecutive declines in producers prices, encouraged some analysts to speculate that the chances the Fed will tighten monetary policy again this year are diminishing. Indeed, following the increase in short-term interest rates in March, the Fed elected to leave rates unchanged in May. Investors looking for greater diversification amid a record stock market turned to bonds. Bond and income funds witnessed an inflow of $2.75 billion in May, compared with an inflow of $759.9 million in April.

Q.  HOW DID THESE FACTORS AFFECT THE FUND?

A. The Fund lost ground early in the reporting period as fixed-income securities were pressured by economic uncertainty and the resulting increase in interest rates. However, the Fund's performance was cushioned by its strong participation in the mortgage market. Mortgage-backed securities--which comprised 64% of the Fund as of June 30--tend to benefit from rising interest rates. When mortgage rates top 8%, homeowners are discouraged from refinancing and the rate of mortgage prepayments slows appreciably. Continuing the trend from 1996, mortgage-backed securities outperformed U.S. Treasury securities of equivalent duration. That advantage diminished somewhat as interest rates declined in May and bonds rebounded sharply with encouraging economic reports. The Fund's invest

    =========================================================================
    CURRENT YIELD ADVANTAGE
    -------------------------------------------------------------------------
    As of 6/30/97

    FUND CLASS A 30-DAY YIELD    6.45%

    2-YEAR U.S. TREASURY NOTE    6.03*

    6-MONTH CD                   5.65**
    =========================================================================

5.97% was the 30-day yield for the Fund's Class B shares. *Government securities, such as U.S. Treasury bills, notes, and bonds offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. **Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. CD income is calculated using the six-month annualized average monthly CD rate reported by the Bank Rate Monitor. Fund shares are not insured, and their value will vary with market conditions.

         ------------------------------------------------------------

                             Investors looking for

                          greater diversification amid

                             a record stock market

                                turned to bonds.

         ------------------------------------------------------------

           See important Fund & index disclosures inside front cover.

    ment in U.S. Treasury securities, about 15% of the portfolio, gained as rates drifted lower. In addition, prices for U.S. Treasury securities were aided by a narrowing of supply during the reporting period as fewer issues were offered at auction. That also served to narrow yield spreads of government securities across maturity levels.

Q.  How are mortgage-backed securities affected by declining interest rates?

A. Declining interest rates encourage mortgage prepayments. That means investors in mortgage-backed securities receive their investment back when reinvestment rates are lower. And analysts anticipate that homeowners may be able to refinance their mortgages more cheaply in the coming months than last December. Nonetheless, mortgage analysts have suggested that there is strong support for mortgage-backed securities from bidders who are well-equipped to handle periodic prepayment risk and are not likely to reduce their mortgage portfolios dramatically. Federally chartered agencies like Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, who buy mortgages from banks and thrifts, play a key role as a strong and continuing source of demand for mortgage-backed securities.

Q.  What is your outlook for the fixed-income market?

A. Fixed-income funds should fare well as long as the economy grows in a 2% to 3% range. And indications are that the fair weather should continue--the Federal Reserve has described the current economic environment as ideal. Inflation--bond investors' worst enemy--is showing no signs of a resurgence and the supply of U.S. Treasury bonds is growing slowly, which tightens demand and helps cushion the price of those securities. Interest rates should remain stable--long-term rates have even declined slightly. However, market watchers don't anticipate substantially lower rates for U.S.
    Treasury bonds from current levels. That lessens the likelihood of significant prepayment risk for mortgage-backed securities. Key factors we see driving the government securities market in coming months include:
    o The Fed indicated recently that no further monetary policy changes may be necessary in 1997.
    o   Foreign demand for U.S. government issues is up sharply.
    o Recently passed legislation for a balanced budget should contribute to a further reduction in the supply of U.S. Treasury debt issues.

===============================================================================
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
As of 6/30/97

Mortgage-Backed Obligations                            64.3%
U.S. Treasury Obligations                              14.6%
U.S. Agency Obligations                                10.0%
Cash Equivalents                                       11.1%

BREAKDOWN OF MORTGAGE-BACKED OBLIGATIONS
   Federal National Mortgage Assn.                                   61.4%
   Federal Home Loan Mortgage Corp.                                  24.6
   Government National Mortgage Assn.                                14.0

S&P RATING                                                           AAAf

WEIGHTED AVERAGE MATURITY                                            8.96 years

DURATION                                                             4.06 years
===============================================================================

FUND MANAGERS USE WEIGHTED AVERAGE MATURITY AND DURATION TO MANAGE RISK

In the box above showing the Fund's portfolio composition, we indicate the weighted average maturity and duration. These both measure the effects of time on the portfolio, but there the similarity ends:

o Weighted average maturity is an average of the term to maturity remaining on each of the Fund's bond holdings.
o Duration is the average time it takes to receive the interest and the principal on a bond.

    For example, if we compared two bonds of identical quality and maturity, the two bonds could have the same weighted average maturity. However, the bond with the higher coupon would have the lower duration because the investor would collect all payments in a shorter average amount of time. Using these tools, fund managers can manage the sensitivity of a portfolio to changes in interest rates. A longer duration on a bond or a portfolio, like a longer weighted average maturity, indicates more sensitivity to interest rate changes because the investment is committed for a longer period. During periods of rising interest rates as noted earlier in 1997, the Fund's managers tend to shorten one or both of these measures to reduce the impact on the Fund's share values.


           See important Fund & index disclosures inside front cover.

                                                                      APPENDIX V

        Reproduced below is a discussion of the performance of AIM Advisors Income Fund for the fiscal year ended December 31, 1996, that was prepared by its officers and investment advisor and included in its Annual Report dated December 31, 1996.

INVESCO ADVISOR REAL ESTATE FUND

MARKET PERSPECTIVE
  Boosted by strong fourth quarter return performance of 18.9%, 1996 was an exceptional year for the REIT market. Total return for the year of 35.3%, as reported by the NAREIT Equity Index, exceeded all other broad measures of stock performance. The exceptional performance may in part be explained by investor interest in the diversification benefits of REITs relative to the S&P 500. During July's broader market volatility, the S&P 500 and the Russell 2000 (small capitalization stocks) Index declined by -4.4% and -8.7%, respectively. In contrast, REITs were up a modest 0.4% during July. Real estate securities are tending to perform more like their underlying real estate earnings and less like the general stock market.

PORTFOLIO COMMENTS
  Total return for the INVESCO Advisor Real Estate Fund was 36.4% for 1996. During the year, the fund benefited from being appropriately overweighted in the hotel and industrial/office sectors. Since inception (5/1/95), the Real Estate Fund has produced an average annual return of 26.9%.
  During 1996, following a pattern similar to that of 1995, REITs, which operate in the office (+51.8%) and hotel (+49.2%) sectors, were again the star performers. Another strong sector, regional mall REITs (+44.6%) recovered from a dismal 1995. Returns are generally reflecting the improved real estate fundamentals being experienced by REITs which operate in these property sectors.
  We believe there are four primary reasons which continue to make REITs worthy of investment consideration. The first reason is a high dividend yield. The second factor that makes REITs a worthy consideration is solid real estate fundamentals. The third factor is portfolio diversification. And finally, long-term REIT industry growth is quite favorable.

                               REAL ESTATE FUND
                           TOTAL RETURN PERFORMANCE*
                         [LOGO OF GRAPH APPEARS HERE]

           Invesco Advisor Real Estate Fund     NAREIT        CPI       Treasury Bill
----------------------------------------------------------------------------------------
05/1/95                25,000                  25,000      25,000         25,000
12/95                  27,282                  28,859      25,302         25,811
12/96                  37,220                  39,034      26,150         27,168
----------------------------------------------------------------------------------------

INVESCO Advisor Real Estate Fund's average annual total returns for the period ended December 31, 1996 is:*
          1 year: 36.43%; and, since inception (May 1, 1995): 26.89%

INVESCO ADVISOR INCOME FUND

MARKET PERSPECTIVE
  The Lehman Government/Corporate Index return was a lackluster 2.9% in 1996 as interest rates generally rose. The bond market was a roller coaster ride during the year with long treasury bonds starting out at 5.9%, and then going to 7.2% in June before settling back to 6.6% at year-end. Not surprisingly, this pattern was similar to that of Gross Domestic Product growth rates. The latest Consumer Price Index figures are also causing a bit of concern to bondholders, rising to a 3.3% rate after bottoming at 2.3% in May, 1994.

PORTFOLIO COMMENTS
  The INVESCO Advisor Income Fund posted a return of -1.2% for 1996. Because of poor returns in the first half of the year when interest rates were rising, the fund trailed the broader fixed income benchmarks.
  The fund's investment discipline revolves around three factors: the portfolio's average maturity, the sector allocation, and individual security selections. The fund's maturity strategy is slightly defensive, which means that its average maturity (currently 6.7 years) is a little shorter than the market's. This strategy generally provides more protection in down or bearish markets where interest rates are rising and bond prices are falling. The sector allocation is determined by the relative attractiveness of corporate bonds and mortgage secu-rities compared with U.S. Treasury
Securities. The fund is primarily invested in high quality, government bonds.

                                  INCOME FUND
                           TOTAL RETURN PERFORMANCE*
                          [LOGO OF GRAPH APPEARS HERE]


            Invesco Adviser      LBG/CBI      CPI      Treasury Bill
-----------------------------------------------------------------------
12/31/86         25,000          25,000     25,000        25,000
1987             24,775          25,573     26,239        26,550
1988             26,160          27,511     27,300        28,438
1989             28,548          31,428     28,539        30,915
1990             30,781          34,030     30,511        33,407
1991             34,616          39,519     31,375        35,313
1992             36,257          42,515     32,330        36,573
1993             38,936          47,145     33,179        37,741
1994             38,236          45,472     34,052        39,420
1995             46,311          54,220     34,948        41,714
1996             45,742          55,787     36,119        43,908
-------------------------------------------------------------------------

INVESCO Advisor Income Fund's average annual total returns for the periods ended December 31, 1996 are:*
                1 year: -1.23%; 3 years: 5.52%; 5 years: 5.73%;
                             and, 10 years: 6.23%

  *Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The S&P 500 is an unmanaged index of common stocks considered representative of the broad market. The Lehman Government/Corporate Index (LBG/CBI) is an unmanaged index considered representative of the broad bond market. Consumer Price Index (CPI) is a representative index of inflation in the economy. European Australian, Far East
(EAFE) Index is an unmanaged index of stocks considered representative of foreign markets. National Association of Real Estate Investment Trust (NAREIT) Index is an unmanaged index of common stocks of all tax-qualified equity REITs listed on major U.S. exchanges or OTC. Flex Benchmark is 60% S&P 500 and 40% LBG/CBI. MultiFlex Benchmark is 20% S&P 500, 20% LBG/CBI, 20% Russell 2000 Index (an index of the 2,000 smallest common stocks), 20% NAREIT and 20% EAFE.

INVESCO Advisor Funds, Inc.
STATEMENT OF INVESTMENT SECURITIES
December 31, 1996

---------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal
Description                                               Amount      Value
---------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND
COMMON STOCKS 68.17%
BASIC MATERIALS 2.53%
Dow Chemical Co........................................     60,000 $  4,702,500
Imperial Chemical Industries PLC, ADR..................     50,000    2,600,000
Imperial Tobacco Group PLC, ADR*.......................     87,500    1,129,030
Westvaco Corp..........................................    135,000    3,881,250
                                                                   ------------
                                                                     12,312,780
                                                                   ------------
CAPITAL GOODS 7.07%
Boeing Co..............................................     60,000    6,382,500
COMPAQ Computer Corp.*.................................    100,000    7,425,000
General Electric Co....................................     75,000    7,415,625
Lockheed Martin Corp...................................     70,000    6,405,000
Snap-On Tools Corp.....................................     60,000    2,137,500
Whirlpool Corp.........................................    100,000    4,662,500
                                                                   ------------
                                                                     34,428,125
                                                                   ------------
CONSUMER CYCLICAL 9.39%
Deluxe Corp............................................    150,000    4,912,500
Ford Motor Co..........................................    175,000    5,578,125
Gannett Co., Inc.......................................     50,000    3,743,750
K Mart Corp.*..........................................    250,000    2,593,750
Liz Claiborne, Inc.....................................    100,000    3,862,500
McDonald's Corp........................................    110,000    4,977,500
Penney (J.C.) Co., Inc.................................     85,000    4,143,750
Reebok International, Ltd..............................    100,000    4,200,000
Rite-Aid Corp..........................................     75,000    2,981,250
Tandy Corp.............................................     60,000    2,640,000
V.F. Corp..............................................     90,000    6,075,000
                                                                   ------------
                                                                     45,708,125
                                                                   ------------
CONSUMER STAPLES 17.28%
Abbott Laboratories....................................    100,000    5,075,000
American Brands, Inc...................................    110,000    5,458,750
American Home Products Corp............................    100,000    5,862,500
Anheuser-Busch Cos., Inc...............................    150,000    6,000,000
Archer-Daniels-Midland Co..............................    300,000    6,600,000
Columbia/HCA Healthcare, Inc...........................    150,000    6,112,500
Fleming Cos., Inc......................................    100,000    1,725,000
Genuine Parts Co.......................................    100,000    4,450,000
Heinz (H.J.) Co........................................    150,000    5,362,500
Lilly (Eli) & Co.......................................     90,000    6,570,000
Mylan Laboratories, Inc................................    350,000    5,862,500
Philip Morris Cos., Inc................................     65,000    7,320,625
Schering-Plough Corp...................................    100,000    6,475,000

                                AIM FUNDS GROUP
              SPECIAL PURPOSE STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)

            This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus of AIM Funds Group ("AFG") dated January 2, 1998 which may be obtained at no charge by writing AFG, 11 Greenway Plaza, Suite 100, Houston, Texas 77046 or by calling (800) 347-4246.

            Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

            A Statement of Additional Information for AIM Money Market Fund ("Money Market") and AIM Intermediate Fund ("Intermediate Government") dated August 4, 1997 has been filed with the SEC, and is incorporated by reference herein and is attached hereto as Appendix I (the "AFG Statement of Additional Information").

            The date of this Statement of Additional Information is January 2, 1998.




                              TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT AFG, MONEY MARKET AND
     INTERMEDIATE GOVERNMENT  . . . . . . . . . . . . . . . . . . . . B-2

FINANCIAL INFORMATION   . . . . . . . . . . . . . . . . . . . . . . . B-2

AFG STATEMENT OF ADDITIONAL INFORMATION . . . . . . . . . . .  Appendix I

AAFI SEMI-ANNUAL REPORT . . . . . . . . . . . . . . . . . . . Appendix II

               ADDITIONAL INFORMATION ABOUT AFG, MONEY MARKET AND
                          AIM INTERMEDIATE GOVERNMENT

     Additional information about AFG, Money Market and Intermediate Government is contained in the AFG Statement of Additional Information. For more information with respect to AFG, Money Market and Intermediate Government concerning the following topics, please refer to the AFG Statement of Additional Information as indicated: (i) see the discussion "Introduction" and "General Information About the Trust" for further general and historical information regarding AFG, Money Market and Intermediate Government; (ii) see the discussion "Investment Objectives and Policies," "Investment Restrictions" for further information regarding the investment objectives and policies of Money Market and Intermediate Government; (iii) see the discussion "Management of the Trust" for further information regarding management of Money Market and Intermediate Government; (iv) see the discussion "Investment Advisory and Other Services," "The Distribution Plans" and "The Distributor" for further information regarding investment advisory and other services for Money Market and Intermediate Government; (v) see the discussion "Portfolio Transactions and Brokerage" for further information regarding brokerage allocation and other practices relating to Money Market and Intermediate Government; (vi) see the discussion "General Information About the Trust" for further information regarding the shares of beneficial interest in Money Market and Intermediate Government; (vii) see the discussion "How to Purchase and Redeem Shares," "Qualifying for a Reduced Front-End Sales Charge," "Programs and Services for Shareholders" and "Redemptions Paid in Cash" for further information regarding the purchase, redemption and pricing of the Money Market and Intermediate Government securities being offered; (viii) see the discussion "Tax Matters" for a discussion of the tax status of Money Market and Intermediate Government;
(ix) see the discussion "The Distributor" for further information regarding Money Market's and Intermediate Government's distributor; and (x) see the discussion "Performance Information" for further information regarding the calculation of Money Market's and Intermediate Government's performance data.

      Information regarding control persons and principal holders of Money Market's and Intermediate Government's securities is set forth under the discussion "Ownership of Money Market, Intermediate Government, Cash Management and Income Fund Shares" in the Combined Proxy Statement and Prospectus relating to this Statement of Additional Information.


                             FINANCIAL INFORMATION

FINANCIAL INFORMATION FOR MONEY MARKET AND INTERMEDIATE GOVERNMENT

      The Financial Statements for Money Market and Intermediate Government are set forth under the heading "Financial Statements" in the AFG Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION FOR AIM ADVISOR CASH MANAGEMENT FUND ("CASH MANAGEMENT") AND AIM ADVISOR INCOME FUND ("INCOME FUND")

      The unaudited Financial Statements for Cash Management and Income Fund for the six-month period ended June 30, 1997 are set forth in the Semi-Annual Report of AAFI dated June 30, 1997, which is incorporated herein and attached hereto as Appendix II.

                                                                    APPENDIX I




                                                              STATEMENT OF
                                                         ADDITIONAL INFORMATION





                                AIM FUNDS GROUP


AIM BALANCED FUND                        AIM INTERMEDIATE GOVERNMENT FUND
AIM GLOBAL UTILITIES FUND                AIM MONEY MARKET FUND
AIM GROWTH FUND                          AIM MUNICIPAL BOND FUND
AIM HIGH YIELD FUND                      AIM VALUE FUND
AIM INCOME FUND





                               11 Greenway Plaza
                                   Suite 100
                           Houston, Texas 77046-1173
                                 (713) 626-1919


                           _________________________



 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE
  READ IN CONJUNCTION WITH A PROSPECTUS FOR THE ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FROM AUTHORIZED DEALERS OR BY WRITING AIM DISTRIBUTORS, INC., P.O. BOX 4739, HOUSTON, TEXAS 77210-4739, OR BY CALLING (800) 347-4246


                           _________________________





           Statement of Additional Information Dated:  August 4, 1997
               Relating to the Prospectus Dated:  August 4, 1997

                       T A B L E   O F   C O N T E N T S

                                                                                                                     PAGE
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

GENERAL INFORMATION ABOUT THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         The Trust and its Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Total Return Quotations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Yield Quotations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         General Brokerage Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 28(e) Standards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         All Funds except AIM Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         AIM Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         AIM Municipal Bond Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         AIM High Yield Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         AIM Global Utilities Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Lending Portfolio Securities:  All Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Covered Call Options:  All Funds except AIM Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . .  14
         Put Options: AIM Global Utilities Fund, AIM Growth Fund and AIM Value Fund . . . . . . . . . . . . . . . . .  14
         Combined Option Positions: AIM Global Utilities Fund, AIM Growth Fund and AIM Value Fund . . . . . . . . . .  15
         Short Sales:  AIM Balanced Fund and AIM High Yield Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Futures Contracts:  All Funds except AIM Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Options on Futures Contracts:  All Funds except AIM Money Market Fund  . . . . . . . . . . . . . . . . . . .  17
         Risks as to Futures Contracts and Related Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Delayed Delivery Agreements:  All Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         When-Issued Securities:  All Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Foreign Exchange Transactions: All Funds (except AIM Intermediate Government Fund, AIM Money Market Fund and
                 AIM Municipal Bond Fund) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         AIM Balanced Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         AIM Global Utilities Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         AIM Growth Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         AIM High Yield Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         AIM Income Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         AIM Intermediate Government Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         AIM Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         AIM Municipal Bond Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         AIM Value Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Trustees and Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

THE DISTRIBUTION PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         AIM High Yield Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

QUALIFYING FOR A REDUCED FRONT-END SALES CHARGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

TAX MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

PROGRAMS AND SERVICES FOR SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Dividend Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

REDEMPTIONS PAID IN CASH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

DESCRIPTION OF MONEY MARKET INSTRUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Money Market Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

MISCELLANEOUS INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         Audit Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         Legal Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         Custodians and Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

RATINGS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FS-1

                                  INTRODUCTION

         AIM Funds Group (the "Trust") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of a fund being considered for investment. This information is included in a Prospectus (the "Prospectus"), dated August 4, 1997, which relates to all nine of the Trust's portfolios (collectively, the "Funds" and each separately a "Fund"). Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Prospectus before they invest in any Fund.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                      GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

       The Trust was previously organized as a Massachusetts business trust pursuant to a Master Trust Agreement, dated October 30, 1984, as amended. Pursuant to agreements and plans of reorganization, the Funds were reorganized on October 15, 1993 as portfolios of AIM Funds Group, a Delaware business trust. The Trust currently is organized under an Agreement and Declaration of Trust, dated May 5, 1993, as amended (the "Trust Agreement"). Each Fund is a series of shares of the Trust. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

       On October 15, 1993, the Funds (other than AIM BALANCED FUND and AIM MONEY MARKET FUND) succeeded to the assets and assumed the liabilities of the funds with corresponding names (the "Predecessor Funds") of AIM Funds Group, a Massachusetts business trust ("AFG"), pursuant to an Agreement and Plan of Reorganization between the Trust and AFG. Also on October 15, 1993, AIM BALANCED FUND succeeded to the assets and assumed the liabilities of AIM Convertible Securities, Inc., a Maryland corporation ("ACS"), pursuant to an Agreement and Plan of Reorganization between the Trust and ACS. Finally, on October 16, 1993, AIM MONEY MARKET FUND succeeded to the assets and assumed the liabilities of the AIM Cash Fund and AIM Money Market Fund(C) portfolios of AFG and the AIM Money Market Fund portfolio of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization among the Trust, AFG and STIC. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to the Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof) or ACS. However, the historical financial and other information relating to AIM MONEY MARKET FUND does not reflect information prior to October 16, 1993. Pursuant to an Amendment to the Trust Agreement, dated May 1, 1995, AIM UTILITIES FUND changed its name to AIM GLOBAL UTILITIES FUND. The Trust Agreement was also amended on September 25, 1995 to reflect a name change of AIM Government Securities Fund to AIM INTERMEDIATE GOVERNMENT FUND. The Trust Agreement was amended on May 1, 1997 to change the name AIM MONEY MARKET FUND Class C shares to AIM MONEY MARKET FUND AIM Cash Reserve Shares. Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectus under the captions "Organization of the Trust" and "How to Redeem Shares."

       The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

       Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, except AIM MONEY MARKET FUND, offers three separate classes of shares: Class A shares, Class B shares and Class C shares. AIM MONEY MARKET FUND offers four separate classes of shares: Class A shares, Class B shares, Class C shares and AIM Cash Reserve Shares. Each such class represents interests in the same portfolio of investments but, as further described in the Prospectus, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund available for distribution.


                            PERFORMANCE INFORMATION

       Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

        Advertising Age                       Forbes                               Nation's Business
        Barron's                              Fortune                              New York Times
        Best's Review                         Hartford Courant                     Pension World
        Broker World                          Inc.                                 Pensions & Investments
        Business Week                         Institutional Investor               Personal Investor
        Changing Times                        Insurance Forum                      Philadelphia Inquirer
        Christian Science Monitor             Insurance Week                       USA Today
        Consumer Reports                      Investor's Daily                     U.S. News & World Report
        Economist                             Journal of the American              Wall Street Journal
        FACS of the Week                      Society of CLU & ChFC                Washington Post
        Financial Planning                    Kiplinger Letter                     CNN
        Financial Product News                Money                                CNBC
        Financial Services Week               Mutual Fund Forecaster               PBS
        Financial World

       Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

       Bank Rate Monitor                         Stanger
       Donoghue's                                Weisenberger
       Mutual Fund Values (Morningstar)          Lipper Analytical Services

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

       Standard & Poor's 400 Index
       Standard & Poor's 500 Stock Index          Bond Buyer Index
       Dow Jones Industrial Average               NASDAQ
       EAFE Index                                 COFI
       Consumer Price Index                       First Boston High Yield Index
       Lehman Bond Indices

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasuries
         30 year Treasuries
         90 day Treasury Bills

         Advertising for AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds and for AIM BALANCED FUND may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, inflation.

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return, as described in the Prospectus, is as follows:
                                        n
                                  P(1+T) =ERV

Where        P    =     a hypothetical initial payment of $1,000.
             T    =     average annual total return (assuming the applicable
                        maximum sales load is deducted at the beginning of the
                        1, 5, or 10 year periods).
             n    =     number of years.
             ERV  =     ending redeemable value of a hypothetical $1,000
                        payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

         The average annual total returns for each of the named Funds, with respect to its Class A shares, for the one, five and ten year periods (or since inception, if shorter) ended December 31, 1996 were as follows:

                                                                           PERIODS ENDED DECEMBER 31, 1996
                                                                       --------------------------------------
    CLASS A SHARES:                                                    1 YEAR          5 YEARS       10 YEARS
    --------------                                                     ------          -------       --------
    AIM Balanced Fund   . . . . . . . . . . . . . . . . . . . .       13.58%           12.93%        10.84%
    AIM Global Utilities Fund   . . . . . . . . . . . . . . . .        7.61%            8.12%        12.26%*
    AIM Growth Fund   . . . . . . . . . . . . . . . . . . . . .       12.08%            8.23%        11.01%
    AIM High Yield Fund   . . . . . . . . . . . . . . . . . . .        9.95%           12.15%        10.79%
    AIM Income Fund   . . . . . . . . . . . . . . . . . . . . .        3.42%            7.76%         8.27%
    AIM Intermediate Government Fund  . . . . . . . . . . . . .       -2.51%            4.49%         6.85%*
    AIM Municipal Bond Fund   . . . . . . . . . . . . . . . . .       -1.04%            5.57%         6.58%
    AIM Value Fund  . . . . . . . . . . . . . . . . . . . . . .        8.22%           15.80%        17.73%

         * The inception dates of the Class A shares of AIM GLOBAL UTILITIES FUND and AIM INTERMEDIATE GOVERNMENT FUND were January 18, 1988 and April 28, 1987, respectively.

         The average annual total returns for each of the named Funds, with respect to its Class B shares, for the periods ended December 31, 1996, were as follows:

    CLASS B SHARES:                                                PERIODS ENDED DECEMBER 31, 1996
    --------------                                                 -------------------------------

                                                                   1 YEAR    SINCE INCEPTION**
                                                                   ------    -----------------
    AIM Balanced Fund   . . . . . . . . . . . . . . . .           13.28%          11.26%
    AIM Global Utilities Fund   . . . . . . . . . . . .            7.98%           4.61%
    AIM Growth Fund   . . . . . . . . . . . . . . . . .           12.60%          11.30%
    AIM High Yield Fund   . . . . . . . . . . . . . . .            9.68%           8.64%
    AIM Income Fund   . . . . . . . . . . . . . . . . .            2.87%           4.63%
    AIM Intermediate Government Fund  . . . . . . . . .           -3.39%           2.68%
    AIM Municipal Bond Fund   . . . . . . . . . . . . .           -2.01%           2.72%
    AIM Value Fund  . . . . . . . . . . . . . . . . . .            8.57%          13.83%

         **The inception date of the Class B shares of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, and AIM MUNICIPAL BOND FUND was September 1, 1993; the inception date of the Class B shares of AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND was September 7, 1993; and the inception date of the Class B shares of AIM BALANCED FUND and AIM VALUE FUND was October 18, 1993.

         The average annual total returns for AIM MONEY MARKET FUND, with respect to its Class A shares, Class B shares and AIM Cash Reserve Shares, for the year ended December 31, 1996 were -1.32%, -1.34% and 4.41%, respectively; and since inception (October 16, 1993) were 2.35%, 2.51% and 4.16%, respectively.

         The average annual total returns for each Fund, with respect to its Class C shares, are not available as the inception date of Class C shares was August 4, 1997.

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                        n
                                  P(1+U) =ERV

Where        P    =     a hypothetical initial payment of $1,000.
             U    =     average annual total return assuming payment of only a
                        stated portion of, or none of, the applicable maximum
                        sales load at the beginning of the stated period.
             n    =     number of years.
             ERV  =     ending redeemable value of a hypothetical $1,000
                        payment at the end of the stated period.

       Cumulative total return across a stated period may be calculated as follows:

                                        n
                                  P(1+V) =ERV

Where        P    =     a hypothetical initial payment of $1,000.
             V    =     cumulative total return assuming payment of all of, a
                        stated portion of, or none of, the applicable maximum
                        sales load at the beginning of the stated period.
             n    =     number of years.
             ERV  =     ending redeemable value of a hypothetical $1,000
                        payment at the end of the stated period.

YIELD QUOTATIONS

       The standard formula for calculating yield (including tax-equivalent yield for AIM MUNICIPAL BOND FUND) for each Fund except AIM MONEY MARKET FUND, as described in the Prospectus, is as follows:

                                                    6
                       YIELD = 2[((a-b)/(c x d) + 1) -1]

Where        a    =     dividends and interest earned during a stated 30-day
                        period.  For purposes of this calculation, dividends
                        are accrued rather than recorded on the ex-dividend
                        date.  Interest earned under this formula must
                        generally be calculated based on the yield to maturity
                        of each obligation (or, if
                        more appropriate, based on yield to call date).
             b    =     expenses accrued during period (net of reimbursement).
             c    =     the average daily number of shares outstanding during
                        the period.
             d    =     the maximum offering price per share on the last day of
                        the period.

       Tax-equivalent yield for AIM MUNICIPAL BOND FUND will be calculated by dividing that portion of the yield of the Fund (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion of the yield that is not tax-exempt.

              The yields for each of the named Funds were as follows:

                                                                   30 DAYS ENDED DECEMBER 31, 1996*
                                                                  ---------------------------------
                                                                  CLASS A SHARES     CLASS B SHARES
                                                                  --------------     --------------
    AIM Balanced Fund   . . . . . . . . . . . . . . . . . .            2.42%              1.71%
    AIM Global Utilities Fund   . . . . . . . . . . . . . .            2.54%              1.92%
    AIM High Yield Fund   . . . . . . . . . . . . . . . . .            8.74%**            8.40%**
    AIM Income Fund   . . . . . . . . . . . . . . . . . . .            6.07%              5.63%
    AIM Intermediate Government Fund  . . . . . . . . . . .            6.11%              5.62%
    AIM Municipal Bond Fund   . . . . . . . . . . . . . . .            4.64%***           4.03%***

       * Yield is not available for the Class C shares of the Funds as the inception date for Class C shares was August 4, 1997.

       ** The relatively high yields in this Fund, like that of other junk bond funds, reflect a substantial premium for the high default risk perceived by the market. Investors should not consider these yields a measure of income potential.

       *** The tax-equivalent yield, assuming a tax rate of 39.6%, for the Class A shares and Class B shares of AIM MUNICIPAL BOND FUND was 7.68% and 6.67%, respectively.

       The standard formula for calculating annualized yield for AIM MONEY MARKET FUND, as described in the Prospectus, is as follows:

                              Y =  V - V  X  365
                                    1   0
                                   ------    ---
                                     V        7
                                      0

Where        Y      =     annualized yield.
             V      =     the value of a hypothetical pre-existing account in
              0           the Fund having a balance of one share at the
                          beginning of a stated seven-day period.
             V      =     the value of such an account at the end of the
              1           stated period.

       The annualized yield for each of the Class A and Class B shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND for the 7 days ended December 31, 1996, was 4.50%, 3.76% and 4.49%, respectively. The annualized yield for Class C shares of AIM MONEY MARKET FUND is not available as the inception date for Class C shares was August 4, 1997.

       The standard formula for calculating effective annualized yield for AIM MONEY MARKET FUND, as described in the Prospectus, is as follows:

                                        365/7
                              EY = (Y+1)      -1

Where        EY     =     effective annualized yield.
              Y     =     annualized yield, as determined above.

       The effective annualized yield for each of the Class A and Class B shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND for the 7 days ended December 31, 1996 was 4.60%, 3.83% and 4.59%, respectively. The effective annualized yield for Class C shares of AIM MONEY MARKET FUND is not available as the inception date for Class C shares was August 4, 1997.

       For the purpose of determining the annualized yield and effective annualized yield, the net change in the value of the hypothetical AIM MONEY MARKET FUND account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged, other than non-recurring account or sales charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

       Subject to policies established by the Board of Trustees of the Trust, A I M Advisors, Inc. ("AIM") is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of each Fund's investment portfolio transactions, for the allocation of brokerage fees in connection with such transactions, and where applicable, for the negotiation of commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commission or spread available.

       A portion of the securities in which each Fund invests may be traded in over-the-counter ("OTC") markets, and in such transactions, the Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down.

       Foreign equity securities may be held by a Fund in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing underlying securities of foreign issuers, or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a
similar ownership arrangement.   Generally, ADRs, in registered form, are
designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

       AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; (3) certain products and/or services provided to the Funds, the cost of which will be included in Fund expenses reported to shareholders; and (4) the broker's attitude toward and interest in mutual funds in general and in the Funds and other mutual funds advised by AIM (collectively, the "AIM Funds") in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM.

       Subject to the overall objective of obtaining best price and execution for the Funds, AIM may also consider sales of shares of the Funds and of the other AIM Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In such cases, the Funds' trades may be executed directly by selling dealers or by other broker-dealers with which selling dealers have clearing arrangements.

       AIM will seek, whenever possible, to recapture for the benefit of each Fund any commissions, fees, brokerage or similar payments paid by such Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

       The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Trust, on behalf of each Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other AIM Funds. Also, each Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

       For the year ended December 31, 1996, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND and AIM VALUE FUND directed certain brokerage transactions to broker-dealers that provided AIM with research, statistical and other information: $11,294,709, $4,063,774, $40,751,154, $23,835 and $757,518,402, respectively. For the same period, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND and AIM VALUE FUND paid the following in related brokerage commissions:
$26,205, $9,634, $58,204, $150 and $1,107,865, respectively.

       AIM and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of one or more of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Funds and by one or more of such investment accounts. The position of each account; however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of a Fund and one or more of these accounts, and is considered at or about the same time, transactions in such securities will be allocated among such Fund and such accounts in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

       In some cases the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

       From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital") and simultaneously purchased by another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts involved. Procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds including the Trust. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

       The decrease in portfolio turnover rate for AIM INCOME FUND from 1995 to 1996 resulted from less volatile markets and thus a reduced need to restructure the Fund's portfolio holdings.

SECTION 28(e) STANDARDS

       Under Section 28(e) of the Securities Exchange Act of 1934, AIM shall not be deemed to have acted unlawfully or to have breached its fiduciary duty solely because under certain circumstances it has caused an account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion," and that the services provided by a broker provide AIM with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

       Broker-dealers utilized by AIM may furnish statistical, research and other information or services which are deemed by AIM to be beneficial to the Funds' investment programs. Research services received from brokers supplement AIM's own research (and the research of sub-advisors to other clients of AIM), and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

       The outside research assistance is useful to AIM since the brokers utilized by AIM as a group tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, this research provides AIM with a diverse perspective on financial markets. Research services which are provided to AIM by brokers are available for the benefit of all accounts managed or advised by AIM or by sub-advisors to accounts managed or advised by AIM. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM would have purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to AIM in advising clients other than the Funds. Similarly, any research services received by AIM through the placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Funds. AIM is of the opinion that this material is beneficial in supplementing AIM's research and analysis and therefore it may benefit the Funds by improving the quality of AIM's investment advice. The advisory fees paid by the Funds are not reduced because AIM receives such services.

       Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds.

       With respect to AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND, purchases and sales of portfolio securities are generally transacted with the issuer or a primary market maker for the securities on a net basis, without any brokerage commission being paid by the Funds for such purchases. Purchases and sales of certain portfolio securities for AIM BALANCED FUND are transacted on a net basis, without any brokerage commission being paid by the Fund. Purchases from dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases and sales for AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND generally involve a broker, and purchases and sales for AIM BALANCED FUND often involve a broker, and consequently involve the payment of commissions.

       As of December 31, 1996, the following Funds entered into repurchase agreements with the following regular brokers, as that term is defined in Rule 10b-1 under the 1940 Act, having the noted market values.

-------------------------------------------------------------------------------------------------------------
                                                       Merrill Lynch,
                                  HSBC Securities,     Pierce Fenner &    Morgan Stanley &    UBS Securities
                                        Inc.             Smith Inc.           Co. Inc.             Inc.
-------------------------------------------------------------------------------------------------------------
 AIM Balanced Fund                       N/A                 N/A                N/A              $ 14,800,000
-------------------------------------------------------------------------------------------------------------
 AIM Global Utilities Fund               N/A                 N/A                N/A                 4,071,574
-------------------------------------------------------------------------------------------------------------
 AIM High Yield Fund                     N/A                 N/A                N/A                46,218,974
-------------------------------------------------------------------------------------------------------------
 AIM Income Fund                      $     210,059          N/A                N/A                 6,589,941
-------------------------------------------------------------------------------------------------------------
 AIM Money Market Fund                   30,000,000          N/A                N/A                30,000,000
-------------------------------------------------------------------------------------------------------------
 AIM Value Fund                          19,021,553        $427,359,031        $30,000,000         N/A
-------------------------------------------------------------------------------------------------------------

       As of December 31, 1996, AIM VALUE FUND held an amount of common stock issued by Merrill Lynch & Co. Inc. having a market value of $57,050,000.

       Except as noted, the Trust does not utilize an affiliated broker or dealer in effecting portfolio transactions and does not recapture commissions paid in such transactions. Brokerage commissions or underwriting concessions (or both) paid by each of the Funds listed below were as follows for the years ended December 31, 1996, 1995 and 1994.

              FUND                                  1996             1995            1994
              ----                              ------------   --------------------------------
                                                   (000)             (000)           (000)
AIM Balanced Fund . . . . . . . . . . . . .          $357              $117             $86
AIM Global Utilities Fund . . . . . . . . .           275               596             799
AIM Growth Fund . . . . . . . . . . . . . .           929               520             803
AIM High Yield Fund . . . . . . . . . . . .            87               -0-             -0-
AIM Income Fund . . . . . . . . . . . . . .            11                 4             106
AIM Intermediate Government Fund  . . . . .           -0-               -0-             -0-
AIM Municipal Bond Fund . . . . . . . . . .           -0-               -0-             -0-
AIM Value Fund  . . . . . . . . . . . . . .        29,515            17,964           6,611

         Provisions of the 1940 Act and rules and regulations thereunder have been construed to prohibit the Funds from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Funds have obtained an order of exemption from the SEC which permits them to engage in certain transactions with such a 5% holder if the Funds comply with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflict of interest.

                       INVESTMENT OBJECTIVES AND POLICIES

         For a general discussion of the investment objective(s) and policies of each Fund, see the sections entitled "Investment Objectives" and "Investment Programs" in the Prospectus.

ALL FUNDS EXCEPT AIM MONEY MARKET FUND

         AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND invest in securities traded in the over-the-counter market or listed on a national securities exchange, while AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND generally acquire bonds in new offerings or in principal trades with broker-dealers. AIM BALANCED FUND, investing in both equity and debt securities, acquires securities in the over-the-counter market and on national securities exchanges, and acquires bonds in new offerings or in principal trades with broker-dealers. Ordinarily, the Funds do not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security.

         The Funds may invest in high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. Such investments generally are the type in which AIM MONEY MARKET FUND invests, generally will have maturities of 60 days or less and normally are held to maturity. See "Description of Money Market Instruments." The underlying securities that are subject to a repurchase agreement will be "marked-to-market" on a daily basis so that AIM can determine the value of the securities in relation to the amount of the repurchase agreement.

         U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities. A Fund may acquire participation interests in pools of mortgages sold by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Banks. Instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

         U.S. Government securities, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

AIM MONEY MARKET FUND

         The types of money market instruments in which the Fund presently invests are listed under "Description of Money Market Instruments" in the Prospectus and this Statement of Additional Information. If the trustees determine that it may be advantageous to invest in other types of money market instruments, the Fund may invest in such instruments, if it is permitted to do so by its investment objectives, policies and restrictions.

         The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards





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or systems for ratings, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objectives, policies and restrictions.

         The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including, but not limited to, the following: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; authorizing redemption of shares in kind; or establishing a net asset value per share by using available market quotations, in which case, the net asset value could possibly be greater or less than $1.00 per share. If the trustees deem it inadvisable to continue the practice of maintaining a net asset value of $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

         Any increase in the value of a shareholder's investment in the Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

AIM MUNICIPAL BOND FUND

         The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds, which are municipal bonds, are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

         The Fund invests in securities representing a number of different investment classifications. In addition, there are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on various factors.

AIM HIGH YIELD FUND

         The Fund will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund;
(b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis. The Fund does not expect to invest more than 5% of the value of its total assets in issues, other than preferred stocks, of the type discussed in this paragraph.

AIM GLOBAL UTILITIES FUND

         DESCRIPTION OF THE UTILITIES INDUSTRY

         Electric Utility Industry. Electric utilities are heavily regulated. Local rates are subject to the review of state commissions, and sales either between companies or that cross state lines are subject to review by the Federal Energy Regulatory Commission. The industry is also subject to regulation by the SEC under the

Public Utility Holding Company Act of 1935. In addition, companies constructing or operating nuclear powered generating stations are subject to extensive regulation by the Nuclear Regulatory Commission.

         Electric utility companies are also subject to extensive local regulation in environmental and site location matters. Future legislation with regard to the issues of acid rain and toxic and radioactive wastes could have a significant impact on the manner in which utility companies conduct their business, and the costs that they incur. Since the late 1970s, investor-owned utilities have experienced a number of unfavorable regulatory trends, including increased regulatory resistance to price increases and new legislation encouraging competition.

         Natural Gas Industry. The natural gas industry is comprised primarily of many small distribution companies and a few large interstate pipeline companies. The Public Utility Holding Company Act of 1935 has generally acted as a bar to the consolidation of pipeline and distribution companies. Regulation of these companies is similar to that of electric companies. The performance of natural gas utilities may also be substantially affected by fluctuations in energy prices.

         Communications Industry. Most of the communications industry capacity is concentrated in the hands of a few very large publicly-held companies, unlike the situation in the electric and gas industries. Significant risks for the investor to overcome still exist, however, including risk related to pricing at marginal versus embedded cost. New entrants may have lower costs of material due to newer technologies or lower standards of reliability than those imposed in the past by American Telephone & Telegraph ("AT&T") on the industry. Accordingly, the marginal cost of incremental service is much lower than the costs embedded in an existing network. Communications companies are not subject to the Public Utility Holding Company Act of 1935.

         Interstate communications service may be subject to Federal Communications Commission regulation. Local service may be regulated by the states. In addition, AT&T and its former subsidiaries are still subject to judicial review pursuant to the settlement of the antitrust case brought against them by the Department of Justice.

         Water Utility Industry. The water utility industry is composed of regulated public utilities that are involved in the distribution of drinking water to densely populated areas. The industry is geographically diverse and subject to the same rate base and rate of return regulations as are other public utilities. Demand for water is most heavily influenced by the local weather, population growth in the service area and new construction. Supplies of clean, drinkable water are limited and are primarily a function of the amount of past rainfall.

         Other. In addition to the particular types of utilities industries described above, the Fund may invest in developing utility technology companies (such as cellular telephone, fiber optics and satellite communications firms) and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues.

LENDING PORTFOLIO SECURITIES:  ALL FUNDS

         Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money





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market instruments.  Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

COVERED CALL OPTIONS:  ALL FUNDS EXCEPT AIM MONEY MARKET FUND

         Each Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When a Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the last offering price. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option owns or has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, a Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, a Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which a Fund effects a closing purchase transaction by purchasing (at a price which may be higher than was received when the call option was written) a call option identical to the one originally written. A Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund. Each of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND, as non-fundamental policies (a) will not write covered call options which exceed 25% of the value of their respective net assets, (b) will not write, sell or purchase uncovered call options, straddles, spreads or combinations thereof, and (c) will only write covered call options for hedging purposes and will not use leverage in doing so.

PUT OPTIONS: AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND AND AIM VALUE FUND

         Each of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND may purchase put options on securities. A put option constitutes a hedge against a decline in the price of a security owned by a Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security. A put option may be exercised at a profit, provided that the amount of the decline in the price of the underlying security below the option exercise price during the option period exceeds the option premium, or a put option may expire without value. The maximum loss exposure involved in the purchase of a put option is the cost of the option contract. Each of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND, as non-fundamental policies (a) will not purchase put options which exceed 25% of the value of their respective net assets, (b) will not write or sell put options, straddles, spreads or combinations thereof, and (c) will only purchase put options for hedging purposes and will not use leverage in doing so. A Fund will not purchase a put option if, immediately thereafter, the aggregate value of the securities underlying all put options, determined as of the dates such options were purchased, would exceed 5% of the net assets of the Fund.

COMBINED OPTION POSITIONS: AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND AND AIM VALUE FUND

         The Funds, for hedging purposes, may combine purchases and sales of options to adjust the risk and return characteristics of a Fund's overall position. For example, a Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "straddle," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

SHORT SALES:  AIM BALANCED FUND AND AIM HIGH YIELD FUND

         Each of AIM BALANCED FUND and AIM HIGH YIELD FUND may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company ("State Street"), an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

         Since a Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

         A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

FUTURES CONTRACTS:  ALL FUNDS EXCEPT AIM MONEY MARKET FUND

         In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the cost of the futures contracts (less any related margin deposits), will be segregated with a Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a

Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

         Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         A description of the various types of futures contracts utilized by certain Funds and the identification of those Funds whose investment policies permit such investments is as follows:

         Stock Index Futures Contracts - AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND ("Equity Funds")

         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ - 100 Stock Index and the Value Line Stock Index.

         The stock indices listed above consist of a spectrum of stocks not limited to any one industry such as utility stocks. Utility stocks, at most, would be expected to comprise a minority of the stocks comprising the portfolio of an index.

         Interest Rate Futures Contracts - AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND ("Debt Funds")

         An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars and the Bond Buyer Municipal Bond Index.

         Foreign Currency Futures Contracts - All Funds (except AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND
FUND)





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
         Futures contracts may also be used to hedge the risk of changes in the exchange rates of foreign currencies.

OPTIONS ON FUTURES CONTRACTS:  ALL FUNDS EXCEPT AIM MONEY MARKET FUND

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         A Fund may purchase and sell put and call options on futures contracts in order to hedge the value of its portfolio against changes in market conditions. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

         The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by a Fund is also subject to AIM's ability to predict correctly movements in the direction of the stock market (Equity Funds), of interest rates (Debt Funds) or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time.

If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Funds' intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

DELAYED DELIVERY AGREEMENTS:  ALL FUNDS

         Delayed delivery agreements involve commitments by a Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund. To assure that a Fund will be as fully invested as possible in instruments meeting the Fund's investment objective, the Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, a Fund will segregate high-quality debt securities of a dollar value sufficient at all times to make payment for the delayed delivery securities. No more than 25% of a Fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to a Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material, or if it affects the stable net asset value of AIM MONEY MARKET FUND.

WHEN-ISSUED SECURITIES:  ALL FUNDS

         Many new issues of securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of a Fund's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If a Fund purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by segregating assets in the same fashion as required for a delayed delivery agreement. Such segregated assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

FOREIGN EXCHANGE TRANSACTIONS: ALL FUNDS (EXCEPT AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND AND AIM MUNICIPAL BOND FUND)

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently a Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e., cash) basis at the spot rate prevailing in foreign exchange markets, and will result in currency conversion costs to a Fund. The Funds attempt to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Funds from transferring cash out of such countries, and the Funds may be affected either favorably or unfavorably by fluctuations in relative exchange rates while they hold foreign currencies.

RULE 144A SECURITIES

         Each of the Funds may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction of investing no more than 15% of its net assets (10% in the case of AIM MONEY MARKET FUND) in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that such Fund does not invest more than 15% of its net assets (10% in the case of AIM MONEY MARKET FUND) in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                            INVESTMENT RESTRICTIONS

         Each Fund is subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

AIM BALANCED FUND

         The Fund may not:

                 1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except U.S. Government securities or securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 2. Concentrate 25% or more of its investments in a particular industry.

                 3. Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities.

                 4. Purchase or sell commodity contracts, except that the Fund may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements.

                 5. Purchase or sell real estate (except that this restriction does not preclude investments in companies engaged in real estate activities or in real estate investment trusts or in securities secured by real estate).

                 6. Borrow money or pledge its assets except that the Fund may enter into reverse repurchase agreements and except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 33-1/3% of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may pledge amounts of up to 33-1/3% of its total assets to secure such borrowings. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

                 7. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

AIM GLOBAL UTILITIES FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 3. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

                 4.  Act as a securities underwriter.

                 5. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, and (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 6. Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and except that the Fund may borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 7. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon for hedging purposes.

                 8. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM GROWTH FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 3. Concentrate 25% or more of its investments in a particular industry.

                 4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon.

                 5.  Act as a securities underwriter.

                 6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 7. Borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purposes of this restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.
 .
                 8. Buy or sell commodities or commodity contracts, although the Fund may invest in financial futures and options thereon for hedging purposes.

                 9. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM HIGH YIELD FUND

         The Fund may not:

                 1. Borrow money or issue senior securities or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

                 2. Make short sales of securities or maintain short positions, unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration.

                 3. Purchase or sell real estate or interests therein, but the Fund may purchase and sell (a) securities which are secured by real estate, and (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts.

                 4.  Act as a securities underwriter.

                 5. Purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon.

                 6. With respect to 75% of the value of its total assets, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 7. Concentrate 25% or more of the value of its total assets in the securities of issuers which conduct their principal business activities in the same industry. Gas, electric, water and telephone companies as well as banks, credit institutions, and insurance companies will be considered to be in separate industries.

                 8. Make loans, except that the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets, and except that the Fund may enter into repurchase agreements.

                 9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

                 10. Invest in puts, calls, or any combinations thereof, except, however, that the Fund may invest in financial futures contracts, purchase and sell options on financial futures contracts, may acquire and hold puts which relate to equity securities acquired by the Fund when such puts are attached to or included in a unit with such equity securities, and may sell covered call options.

AIM INCOME FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 3. Concentrate 25% or more of its investments in a particular industry.

                 4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

                 5.  Act as a securities underwriter.

                 6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 7. Borrow, except that the Fund may enter into financial futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 8. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

                 9. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon.

                 10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

                 11. Invest in securities with unlimited liability except for assessability allowed by statutes with respect to wages.

                 12. Issue senior securities except to the extent permitted by the 1940 Act, including permitted borrowing.

AIM INTERMEDIATE GOVERNMENT FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, as described under "Investment Objectives" in the Prospectus, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund (except U.S. Government securities including securities issued by its agencies and instrumentalities, as described under "Investment Objectives" in the Prospectus), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 3. Concentrate 25% or more of its investments in a particular industry.

                 4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

                 5.  Act as a securities underwriter.

                 6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 7. Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and except that the Fund may borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 8. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

                 9. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon.

                 10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM MONEY MARKET FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer, except (a) U.S. Government securities, including securities issued by its agencies and instrumentalities, (b) to the extent permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and (c) that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 2. Concentrate 25% or more of its investments in a particular industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and obligations of domestic banks.

                 3. Pledge, mortgage or hypothecate more than 33-1/3% of the total assets of the Fund, except that reverse repurchase agreements and loans of portfolio securities are not deemed to involve pledging, mortgaging or hypothecating assets.

                 4. Purchase securities on margin or make short sales of securities, except as is necessary for the clearance of purchases and sales of securities.

                 5. Underwrite securities (except to the extent that the purchase of securities either directly from the issuer or from an underwriter for an issuer and the later disposition of such securities may be deemed an underwriting).

                 6. Make loans, except it may purchase instruments and securities permitted by the investment objectives and policies, it may invest in reverse repurchase agreements, and it may loan portfolio securities in an amount equal to one-third of its total assets.

                 7. Borrow money or issue senior securities (which term shall not include delayed delivery and when- issued securities) except as a temporary measure for extraordinary or emergency purposes and except that the Fund may enter into reverse repurchase agreements in amounts, inclusive of all borrowings, up to one-third of the value of the Fund's total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) at the time it enters into such agreements. The Fund will not purchase portfolio securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 8. Invest in puts or calls or engage in arbitrage transactions.

                 9.  Buy or sell commodities or commodity futures contracts.

                 10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.

AIM MUNICIPAL BOND FUND

         The Fund may not:

                 1. Invest less than 65% of its total assets in securities other than municipal bonds.

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order). For the purpose of this restriction and that set forth in restriction 3, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer.

                 3. Purchase the securities of any issuer if such purchase would cause more than 10% of the debt obligations of such issuer to be held by the Fund.

                 4. Purchase securities if such purchase would cause, at the time of purchase, 25% or more of total Fund assets to be invested in any one industry. Investment in municipal bonds and obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities does not involve investment in any industry.

                 5. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon and municipal bond index futures contracts.

                 6. Act as a securities underwriter except to the extent that it may be deemed to be an underwriter under the Securities Act of 1933 when purchasing or selling a portfolio security.

                 7. Make loans, except that it may purchase debt instruments, including repurchase agreements maturing within seven days, as permitted by the investment objective and policies of the Fund, and except that it may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets.

                 8. Borrow, except that the Fund may enter into financial futures contracts and municipal bond index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a financial or a municipal bond index futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

                 9. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

                 10. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon and municipal bond index futures contracts.

                 11. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM VALUE FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                 3. Concentrate 25% or more of its investments in a particular industry.

                 4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon.

                 5.  Act as a securities underwriter.

                 6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 7. Borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 8. Buy or sell commodities or commodity contracts, although the Fund may invest in financial futures and options thereon for hedging purposes.

                 9. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

         In order to permit the sale of the Funds' shares in certain states, the Funds may from time to time make commitments that are more restrictive than the restrictions described above. For example, as of the date of this Statement of Additional Information, (1) each of the Funds has undertaken that it will not invest more than 15% of its average net assets at the time of purchase in investments which are not readily marketable (Texas); (2) AIM BALANCED FUND, AIM GROWTH FUND and AIM VALUE FUND have undertaken that each Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets, and that included within that amount (but not to exceed 2% of the value of net assets) may be warrants which are not listed on the New York or American stock exchanges (Texas); (3) AIM HIGH YIELD FUND has undertaken that it will notify shareholders in writing at least 30 days prior to any change in its investment objective (Arizona, Kentucky and South Dakota); (4) each of the Funds will comply with California Rule 260.140.85(b) by purchasing and selling only financial futures contracts, options on financial futures contracts and municipal bond index futures contracts which are listed on national securities or commodities exchanges, by limiting the aggregate premiums paid on all such options held at any one time to less than 20% of each Fund's net assets and by limiting the aggregate margin deposits required on all such futures contracts or options thereon to less than 5% of each Fund's total assets; (5) no Fund will exercise its right to redeem shareholder accounts of less than $500 unless the account balance falls below $500 as a result of shareholder action and not as a result of market fluctuation (Texas); (6) AIM BALANCED FUND and AIM VALUE FUND will comply with Texas Rule 123.2(6), and follow SEC guidelines, that provide that loans of their portfolio securities will be fully collateralized; and (7) each of the Funds will comply with Texas Rule 123.2(4) and not issue shares for any consideration other than cash. These restrictions are not fundamental and may be changed by the trustees without shareholder approval.

         In accordance with the requirements of the Texas State Securities Board, the Funds will not purchase or sell real estate (including limited partnership interests) and shall not invest in oil, gas or mineral leases. In addition, none of the Funds intends to: (1) purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's aggregate investments in all such companies taken at cost to exceed 5% of the Fund's total assets taken at market value; (2) invest for the purpose of influencing management or exercising control, except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or (3) purchase or retain the securities of any issuer if those officers and trustees of the Trust or officers and directors of AIM who own beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. These restrictions are not fundamental and may be changed by the trustees without shareholder approval.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 15, 1997, the trustees and officers of the Trust as a group owned less than 1% of all classes of outstanding shares of the Trust; except that the trustees and officers as a group owned 2.80% of the outstanding AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and 1.65% of the outstanding Class A shares of AIM MUNICIPAL BOND FUND.

                 To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Trust's equity securities as of July 15, 1997, and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                                  Percent
                                                                                                  Owned of
                                                                                Percent            Record
                                           Name and Address                     Owned of             and
Fund                                            of Owner                        Record*          Beneficially
----                                       ----------------                     --------         ------------
AIM Balanced Fund -                        MLTC TTEE FBO                           7.21%               -0-
     Class A shares                        Qualified Retirement Plans
                                           Merrill Lynch Grp Empl Svcs
                                           265 Davidson Ave. 4th Fl.
                                           Somerset, NJ 08873

                                           Merrill Lynch, Pierce,                  6.71%               -0-
                                           Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

                                           Wachovia Bank of North Carolina         5.07%               -0-
                                           TTEE Vencor Inc. 401K Master Tr
                                           DTD 01/01/97
                                           301 N. Main St.
                                           P.O. Box 3073
                                           Winston-Salem, NC 27150

     Class B shares                        Merrill Lynch, Pierce,                 12.24%               -0-
                                           Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

AIM Global Utilities Fund -                Merrill Lynch, Pierce,                  7.61%               -0-
     Class B shares                        Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

AIM Growth Fund -                          Merrill Lynch, Pierce,                 17.89%               -0-
     Class B shares                        Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

__________________________________

* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                   Percent
                                                                                                   Owned of
                                                                                 Percent            Record
                                           Name and Address                      Owned of            and
Fund                                           of Owner                          Record*         Beneficially
----                                       ---------------------                --------         ------------
AIM High Yield Fund -                      Merrill Lynch, Pierce,                  7.67%               -0-
     Class A shares                        Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

     Class B shares                        Merrill Lynch, Pierce,                 17.14%               -0-
                                           Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

AIM Income Fund -                          Merrill Lynch, Pierce,                  5.77%               -0-
     Class A shares                        Fenner & Smith
                                           Mutual Fund Operations
                                           P.O. Box 45286
                                           Jacksonville, FL 32232-5286

     Class B shares                        Merrill Lynch, Pierce,                 10.77%               -0-
                                           Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

AIM Intermediate Government Fund -         Merrill Lynch, Pierce,                  8.14%               -0-
     Class A shares                        Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

     Class B shares                        Merrill Lynch, Pierce,                 15.87%               -0-
                                           Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

AIM Money Market Fund -                    Charles T. Bauer and                    5.40%               -0-
     AIM Cash Reserve Shares               Ruth J. Bauer
                                           11 Greenway Plaza, Suite 100
                                           Houston, TX 77046

__________________________________

* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                  Percent
                                                                                                  Owned of
                                                                                 Percent           Record
                                           Name and Address                     Owned of            and
Fund                                            of Owner                         Record*        Beneficially
----                                       ---------------------                --------        ------------
 AIM Municipal Bond Fund -                 Merrill Lynch, Pierce                   9.59%               -0-
     Class B shares                        Fenner Smith
                                           Mutual Fund Operations
                                           P.O. Box 45286
                                           Jacksonville, FL 32232-5286

AIM Value Fund -                           Merrill Lynch, Pierce,                 10.31%               -0-
     Class A shares                        Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286

     Class B shares                        Merrill Lynch, Pierce,                 16.74%               -0-
                                           Fenner & Smith
                                           Mutual Fund Operations
                                           P. O. Box 45286
                                           Jacksonville, FL  32232-5286


                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.





__________________________________

* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

=================================================================================================================
                                     POSITIONS HELD
       NAME, ADDRESS AND AGE         WITH REGISTRANT              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
=================================================================================================================
 *CHARLES T. BAUER (78)              Trustee and           Chairman of the Board of Directors, A I M Management
 11 Greenway Plaza, Suite 100        Chairman              Group Inc., A I M Advisors, Inc., A I M Capital
 Houston, TX 77046                                         Management, Inc., A I M Distributors, Inc., A I M
                                                           Fund Services, Inc., A I M Institutional Fund
                                                           Services, Inc. and Fund Management Company; and  Vice
                                                           Chairman and Director, AMVESCAP plc.
-----------------------------------------------------------------------------------------------------------------
 BRUCE L. CROCKETT (53)              Trustee               Director, ACE Limited (insurance company). Formerly,
 906 Frome Lane                                            Director, President and Chief Executive Officer,
 McLean, VA 22102                                          COMSAT Corporation (international communications
                                                           company).
-----------------------------------------------------------------------------------------------------------------
 OWEN DALY II (72)                   Trustee               Director, Cortland Trust Inc. (investment company).
 Six Blythewood Road                                       Formerly, Director, CF & I Steel Corp., Monumental
 Baltimore, MD 21210                                       Life Insurance Company and Monumental General
                                                           Insurance Company; and Chairman of the Board of
                                                           Equitable Bancorporation.
-----------------------------------------------------------------------------------------------------------------
 JACK FIELDS (45)                    Trustee               Formerly, Member of the U.S. House of
 2607 Old Humble Road                                      Representatives.
 Humble, Texas 77396
-----------------------------------------------------------------------------------------------------------------
 **CARL FRISCHLING (60)              Trustee               Partner, Kramer, Levin, Naftalis & Frankel (law
 919 Third Avenue                                          firm).  Director, ERD Waste, Inc. (waste management
 New York, NY  10022                                       company), Aegis Consumer Finance (auto leasing
                                                           company) and Lazard Funds, Inc. (investment
                                                           companies). Formerly, Partner, Reid & Priest (law
                                                           firm); and prior thereto, Partner, Spengler
                                                           Carlson Gubar Brodsky & Frischling (law firm).
-----------------------------------------------------------------------------------------------------------------
 *ROBERT H. GRAHAM (50)              Trustee and           Director, President and Chief Executive Officer,
 11 Greenway Plaza, Suite 100        President             A I M Management Group Inc.; Director and President,
 Houston, TX 77046                                         A I M Advisors, Inc.; Director and Senior Vice
                                                           President, A I M Capital Management, Inc., A I M
                                                           Distributors, Inc.,  A I M Fund Services, Inc.,
                                                           A I M Institutional Fund Services, Inc. and Fund
                                                           Management Company; and Director, AMVESCAP plc.
-----------------------------------------------------------------------------------------------------------------

---------------

* A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

** A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

=================================================================================================================
                                     POSITIONS HELD
       NAME, ADDRESS AND AGE         WITH REGISTRANT              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
=================================================================================================================
 JOHN F. KROEGER (72)                Trustee               Director, Flag Investors International Fund, Inc.,
 37 Pippins Way                                            Flag Investors Emerging Growth Fund, Inc., Flag
 Morristown, NJ 07960                                      Investors Telephone Income Fund, Inc., Flag Investors
                                                           Equity Partners Fund, Inc., Total Return U.S.
                                                           Treasury Fund, Inc., Flag Investors Intermediate Term
                                                           Income Fund, Inc., Managed Municipal Fund, Inc., Flag
                                                           Investors Value Builder Fund, Inc., Flag Investors
                                                           Maryland Intermediate Tax-Free Income Fund, Inc.,
                                                           Flag Investors Real Estate Securities Fund, Inc.,
                                                           Alex. Brown Cash Reserve Fund, Inc. and North
                                                           American Government Bond Fund, Inc. (investment
                                                           companies).  Formerly, Consultant, Wendell & Stockel
                                                           Associates, Inc. (consulting firm).
-----------------------------------------------------------------------------------------------------------------
 LEWIS F. PENNOCK (54)               Trustee               Attorney in private practice in Houston, Texas.
 6363 Woodway, Suite 825
 Houston, TX 77057

-----------------------------------------------------------------------------------------------------------------
 IAN W. ROBINSON (74)                Trustee               Formerly, Executive Vice President and Chief
 183 River Drive                                           Financial Officer, Bell Atlantic Management Services,
 Tequesta, FL 33469                                        Inc. (provider of centralized management services to
                                                           telephone companies); Executive Vice President, Bell
                                                           Atlantic Corporation (parent of seven telephone
                                                           companies); and Vice President and Chief Financial
                                                           Officer, Bell Telephone Company of Pennsylvania and
                                                           Diamond State Telephone Company.
-----------------------------------------------------------------------------------------------------------------
 LOUIS S. SKLAR (57)                 Trustee               Executive Vice President, Development and Operations,
 Transco Tower, 50th Floor                                 Hines Interests Limited Partnership (real estate
 2800 Post Oak Blvd.                                       development).
 Houston, TX  77056
-----------------------------------------------------------------------------------------------------------------
 ***JOHN J. ARTHUR (52)              Senior Vice           Senior Vice President and Treasurer, A I M Advisors,
 11 Greenway Plaza, Suite 100        President and         Inc.; Vice President and Treasurer, A I M Management
 Houston, TX 77046                   Treasurer             Group Inc., A I M Capital Management, Inc., A I M
                                                           Distributors, Inc., A I M Fund Services, Inc., A I M
                                                           Institutional Fund Services, Inc. and Fund Management
                                                           Company.
-----------------------------------------------------------------------------------------------------------------
 GARY T. CRUM (49)                   Senior Vice           Director and President, A I M Capital Management,
 11 Greenway Plaza, Suite 100        President             Inc.; Director and Senior Vice President, A I M
 Houston, TX 77046                                         Management Group Inc. and A I M Advisors, Inc.; and
                                                           Director, A I M Distributors, Inc. and AMVESCAP plc.
-----------------------------------------------------------------------------------------------------------------

---------------

***      Mr. Arthur and Ms. Relihan are married to each other.

=================================================================================================================
                                     POSITIONS HELD
       NAME, ADDRESS AND AGE         WITH REGISTRANT              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
=================================================================================================================
 SCOTT G. LUCAS (38)                 Senior Vice           Director and Senior Vice President, A I M Capital
 11 Greenway Plaza, Suite 100         President            Management, Inc.; and Vice President,
 Houston, TX 77046                                         A I M Management Group Inc. and A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------
 ***CAROL F. RELIHAN (42)            Senior Vice           Senior Vice President, General Counsel and Secretary,
 11 Greenway Plaza, Suite 100        President             A I M Advisors, Inc.; Vice President, General Counsel
 Houston, TX 77046                   and Secretary         and Secretary, A I M Management Group Inc.; Vice
                                                           President and General Counsel, Fund Management
                                                           Company; and Vice President, A I M Capital
                                                           Management, Inc., A I M Distributors, Inc., A I M
                                                           Fund Services, Inc. and A I M Institutional Fund
                                                           Services, Inc.
-----------------------------------------------------------------------------------------------------------------
 DANA R. SUTTON (38)                 Vice President and    Vice President and Fund Controller, A I M Advisors,
 11 Greenway Plaza, Suite 100        Assistant             Inc.; and Assistant Vice President and Assistant
 Houston, TX 77046                   Treasurer             Treasurer, Fund Management Company.
-----------------------------------------------------------------------------------------------------------------
 ROBERT G. ALLEY (48)                Vice President        Senior Vice President, A I M Capital Management,
 11 Greenway Plaza, Suite 100                              Inc.; and Vice President, A I M Advisors, Inc.
 Houston, TX 77046                                         Formerly, Senior Fixed Income Money Manager, Waddell
                                                           and Reed, Inc.
-----------------------------------------------------------------------------------------------------------------
 STUART W. COCO (42)                 Vice President        Senior Vice President, A I M Capital Management,
 11 Greenway Plaza, Suite 100                              Inc.; and Vice President, A I M Advisors, Inc.
 Houston, TX 77046
-----------------------------------------------------------------------------------------------------------------
 MELVILLE B. COX (53)                Vice President        Vice President and Chief Compliance Officer, A I M
 11 Greenway Plaza, Suite 100                              Advisors, Inc., A I M Capital Management, Inc., A I M
 Houston, TX 77046                                         Distributors, Inc., A I M Fund Services, Inc., A I M
                                                           Institutional Fund Services, Inc. and Fund Management
                                                           Company.
-----------------------------------------------------------------------------------------------------------------
 KAREN DUNN KELLEY (37)              Vice President        Senior Vice President, A I M Capital Management,
 11 Greenway Plaza, Suite 100                              Inc.; and Vice President, A I M Advisors, Inc.
 Houston, TX 77046
-----------------------------------------------------------------------------------------------------------------
 JONATHAN C. SCHOOLAR (36)           Vice President        Director and Senior Vice President, A I M Capital
 11 Greenway Plaza, Suite 100                              Management, Inc.; and Vice President, A I M Advisors,
 Houston, TX 77046                                         Inc.
=================================================================================================================

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.


---------------

***      Mr. Arthur and Ms. Relihan are married to each other.

         The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Funds' auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Funds' fund accounting or its internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the dis-interested trustees, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

Remuneration of Trustees

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not also an officer of the Trust is compensated for his services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds, for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:

====================================================================================================
                                                               RETIREMENT
                                          AGGREGATE             BENEFITS               TOTAL
                                        COMPENSATION            ACCRUED             COMPENSATION
                                          FROM THE             BY ALL AIM           FROM ALL AIM
TRUSTEE                                   TRUST(1)              FUNDS(2)              FUNDS(3)
-----------------------------------------------------------------------------------------------------
Charles T. Bauer                              $         0         $          0          $           0
-----------------------------------------------------------------------------------------------------
Bruce L. Crockett                                  16,392               38,621                 68,000
-----------------------------------------------------------------------------------------------------
Owen Daly II                                       16,273               82,607                 68,000
-----------------------------------------------------------------------------------------------------
Jack Fields(4)                                          0                    0                      0
-----------------------------------------------------------------------------------------------------
Carl Frischling                                    16,392               56,683                 68,000(5)
-----------------------------------------------------------------------------------------------------
Robert H. Graham                                        0                    0                      0
-----------------------------------------------------------------------------------------------------
John F. Kroeger                                    15,795               83,654                 66,000
-----------------------------------------------------------------------------------------------------
Lewis F. Pennock                                   16,034               33,702                 67,000
-----------------------------------------------------------------------------------------------------
Ian W. Robinson                                    16,392               64,973                 68,000
-----------------------------------------------------------------------------------------------------
Louis S. Sklar                                     16,031               47,593                 66,500
=====================================================================================================

------------
(1) The total amount of compensation deferred by all Trustees of the Trust during the fiscal year ended December 31, 1996, including amounts earned thereon, was $67,102.

(2) During the fiscal year ended December 31, 1996, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $98,998. Data reflects compensation estimated for the calendar year ended December 31, 1996.

(3) Each Trustee serves as a director or trustee of a total of 11 registered investment companies advised by AIM. Data reflect total compensation for the calendar year ended December 31, 1996.

(4) Mr. Fields did not serve as a Trustee during the fiscal year ended December 31, 1996.

(5) See also page 38 regarding fees earned by Mr. Frischling's law firm.

AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) for the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 19, 19, 15, 9 and 7 years, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

                   Annual Retainer Paid By All AIM Funds

                                        $80,000
                              =================
                                   10   $60,000
                              -----------------
Number of                           9   $54,000
Years of                      -----------------
Service With                        8   $48,000
Applicable                    -----------------
AIM Funds                           7   $42,000
                              -----------------
                                    6   $36,000
                              -----------------
                                    5   $30,000
                              =================

Deferred Compensation Agreements

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

         During the year ended December 31, 1996, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND each paid $3,320, $3,406, $3,719, $7,485, $3,564, $3,411,
$4,488, $3,549, and $18,622, respectively, in legal fees to Mr. Frischling's law firm, Kramer, Levin, Naftalis & Frankel for services rendered.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Trust, on behalf of each Fund, has entered into a Master Investment Advisory Agreement and a Master Administrative Services Agreement, both dated February 28, 1997, with AIM.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Master Investment Advisory Agreement provides that it will continue in effect from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees and by the affirmative vote of a majority of the trustees who are not parties to the agreement or "interested persons" of any such party (the "Qualified Trustees") by votes cast in person at a meeting called for such purpose. The Master Investment Advisory Agreement was approved by the Trust's Board of Trustees (including the affirmative vote of all the Qualified Trustees) on December 11, 1996. The Master Investment Advisory Agreement was approved by the Funds' shareholders on February 7, 1997. The agreement became effective as of February 28, 1997 and provides that either party may terminate such agreement on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

         AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), and is the sole shareholder of the Funds' principal underwriter, A I M Distributors, Inc. ("AIM Distributors"). AIM Management is an indirect wholly owned subsidiary of AMVESCAP plc. AMVESCAP plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund business in the United States, Europe and the Pacific Region.

         Subject to the control and periodic review of the Board of Trustees, AIM determines what investments shall be purchased, held, sold or exchanged for the account of the Funds and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. Accordingly, the role of the trustees is not to approve specific investments, but rather to exercise a control and review function.

         Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from each of AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                   ANNUAL RATE
                         ----------                   -----------

              First $200 million                         0.50%
              Next $300 million                          0.40%
              Next $500 million                          0.35%
              Amount over $1 billion                     0.30%

        Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM MONEY MARKET FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                   ANNUAL RATE
                         ----------                   -----------

              First $1 billion                           0.55%
              Amount over $1 billion                     0.50%

        Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM BALANCED FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                   ANNUAL RATE
                         ----------                   -----------

              First $150 million                         0.75%
              Amount over $150 million                   0.50%

        Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM HIGH YIELD FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                   ANNUAL RATE
                         ----------                   -----------

              First $200 million                         0.625%
              Next $300 million                          0.550%
              Next $500 million                          0.500%
              Amount over $1 billion                     0.450%

        Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM GROWTH FUND and AIM VALUE FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                   ANNUAL RATE
                         ----------                   -----------

              First $150 million                         0.80%
              Amount over $150 million                   0.625%


              Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM GLOBAL UTILITIES FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                   NET ASSETS                         ANNUAL RATE
                   ----------                         -----------

              First $200 million                         0.60%
              Next $300 million                          0.50%
              Next $500 million                          0.40%
              Amount over $1 billion                     0.30%

        The Master Investment Advisory Agreement provides that if, for any fiscal year, the total of all ordinary business expenses of a Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, exceed the applicable expense limitations imposed by state securities regulations in any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees paid by such Fund shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fee otherwise payable to AIM during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse the Fund no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

        Each Fund paid to AIM the following management fees net of any expense limitations and fee waivers for the years ended December 31, 1996, 1995 and 1994:

                                                         1996                1995               1994
                                                         ----                ----               ----


           AIM Balanced Fund......................  $2,151,655             $666,619          $137,235
           AIM Global Utilities Fund..............   1,397,762            1,256,220        $1,226,429
           AIM Growth Fund........................   2,874,943            1,715,406         1,012,632
           AIM High Yield Fund....................   9,277,005            5,717,303         3,881,526
           AIM Income Fund........................   1,510,254            1,176,249         1,110,855
           AIM Intermediate Government Fund.......   1,188,121              996,681           734,086
           AIM Money Market Fund..................   4,136,659            2,589,822         2,057,756
           AIM Municipal Bond Fund................   1,417,007            1,356,225         1,327,611
           AIM Value Fund.........................  50,259,125           25,332,486         6,674,684

        For the fiscal years ended December 31, 1996, 1995 and 1994, AIM waived advisory fees for each Fund as follows:

                                                        1996                 1995               1994
                                                        ----                 ----               ----
           AIM Balanced Fund ....................        -0-              $24,176           $201,586
           AIM Global Utilities Fund.............        -0-                  -0-                -0-
           AIM Growth Fund ......................        -0-                  -0-                -0-
           AIM High Yield Fund ..................        -0-                  -0-                -0-
           AIM Income Fund ......................        -0-                  -0-                -0-
           AIM Intermediate Government Fund .....        -0-                  -0-                -0-
           AIM Money Market Fund ................        -0-                  -0-            387,205
           AIM Municipal Bond Fund ..............        -0-                  -0-                -0-
           AIM Value Fund ....................... $1,562,359              502,799                -0-

        For the fiscal years ended December 31, 1996, 1995 and 1994, AIM reimbursed expenses as follows:

                                                        1996                 1995               1994
                                                        ----                 ----               ----
           AIM Balanced Fund ....................        -0-                  -0-                -0-
           AIM Global Utilities Fund.............        -0-                  -0-                -0-
           AIM Growth Fund ......................        -0-                  -0-                -0-
           AIM High Yield Fund ..................        -0-                  -0-                -0-
           AIM Income Fund ......................        -0-                  -0-            $18,200
           AIM Intermediate Government Fund .....        -0-                  -0-             31,200
           AIM Money Market Fund ................        -0-                  -0-                -0-
           AIM Municipal Bond Fund ..............        -0-              $13,200             10,100
           AIM Value Fund .......................        -0-                  -0-                -0-

        The Trust pays all expenses not specifically assumed by AIM or AIM Distributors including compensation and expenses of trustees who are not directors, officers or employees of AIM, AIM Distributors or any other affiliates of AIM Management; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Funds; taxes and corporate fees; legal fees incurred in connection with the affairs of the Funds; and expenses of meetings of shareholders and trustees.

        AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares and is reimbursed under the Master Administrative Services Agreement for the services of a principal financial officer of the Trust and his staff. The Master Administrative Services Agreement between the Trust and AIM provides that AIM may perform or arrange for the provision of certain accounting, and other administrative services to each Fund which are not required to be performed by AIM under the Master Investment Advisory Agreement. The Master Administrative Services Agreement provides that such agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the Qualified Trustees, by votes cast in person at a meeting called for such purpose. The Master Administrative Services Agreement was approved by the Trust's Board of Trustees (including the Qualified Trustees) on December 11, 1996, and became effective as of February 28, 1997.

        The Funds paid AIM the following amounts, which represented the indicated annualized percentage of average net assets for such period, as reimbursement of administrative services costs for the years ended December 31, 1996, 1995 and 1994:

                                              1996                      1995                      1994
                                              ----                      ----                      ----

                                                PERCENTAGE OF              PERCENTAGE OF              PERCENTAGE OF
                                                   AVERAGE                    AVERAGE                   AVERAGE
                                    AMOUNT PAID  NET ASSETS    AMOUNT PAID  NET ASSETS    AMOUNT PAID  NET ASSETS
                                    -----------  ----------    -----------  ----------    ----------- -----------
AIM Balanced Fund....................$ 72,493        .02%        $ 67,928       .07%       $ 81,734       .18%
AIM Global Utilities Fund..............80,256        .03%          69,813       .03%        171,972       .08%
AIM Growth Fund........................72,903        .02%          67,618       .03%        134,789       .09%
AIM High Yield Fund....................98,734        .01%          82,116       .01%        313,218       .04%
AIM Income Fund........................75,132        .02%          82,185       .03%        154,517       .07%
AIM Intermediate Government Fund.......71,348        .03%          71,765       .04%         92,487       .06%
AIM Money Market Fund..................58,665        .01%          55,020       .01%        209,642       .05%
AIM Municipal Bond Fund................71,857        .02%          65,899       .02%        103,945       .04%
AIM Value Fund........................196,586        .002%        137,307       .003%       884,123       .06%

         In addition, the Transfer Agency and Service Agreement between the Trust and A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, provides that AFS will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. The Transfer Agency and Service Agreement became effective on November 1, 1994.


                             THE DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND (collectively, the "Covered Classes"). Such plan (the "Class A and C Plan") provides that each Covered Class pays 0.25% per annum of its average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Covered Class. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A Plan.

         THE CLASS B PLAN. The Trust has also adopted a Master Distribution
Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its rights to payments under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the year ended December 31, 1996, the various classes of the Funds paid to AIM Distributors the following amounts pursuant to the Plans:

                                                                    CLASS A SHARES                CLASS B SHARES
                                                                    --------------                --------------
AIM Balanced Fund............................................       $   513,190                   $ 1,496,606
AIM Global Utilities Fund....................................           409,087                       759,491
AIM Growth Fund..............................................           511,145                     2,133,271
AIM High Yield Fund..........................................         2,631,156                     8,083,368
AIM Income Fund..............................................           656,254                       650,621
AIM Intermediate Government Fund.............................           437,596                       719,764
AIM Money Market Fund........................................           666,569                       990,337
AIM Municipal Bond Fund......................................           691,812                       275,301
AIM Value Fund...............................................        10,740,282                    39,533,247

         For the year ended December 31, 1996, the AIM Cash Reserve Shares of AIM MONEY MARKET FUND paid $964,703 to AIM Distributors pursuant to the Class A and C Plan.

         Class C shares commenced operations on August 4, 1997.

         An estimate by category of actual fees paid by the following Funds under the Class A and C Plan during the year ended December 31, 1996 were allocated as follows:

                                                                      PRINTING                          COMPENSATION
                                                     ADVERTISING     AND MAILING        SEMINARS        TO DEALERS
                                                     -----------     -----------        --------        ------------
AIM Balanced Fund..................................... $ 25,048        $ 3,006          $  8,016        $   477,120
AIM Global Utilities Fund..............................   3,894            973               973            403,247
AIM Growth Fund........................................   8,661            962             2,887            498,635
AIM High Yield Fund....................................  80,319         10,907            25,781          2,514,149
AIM Income Fund........................................  10,395          1,040             3,119            641,700
AIM Intermediate Government Fund.......................  10,525          1,052             3,157            422,862
AIM Money Market Fund-Class A Shares...................  24,450          3,056             7,131            631,932
AIM Municipal Bond Fund................................  11,714          1,952             3,904            674,242
AIM Value Fund......................................... 382,710         51,961           121,908         10,183,703

         Class C shares commenced operations on August 4, 1997.

         During the year ended December 31, 1996, actual fees paid by AIM Cash Reserve Shares of AIM MONEY MARKET FUND were allocated as follows: $147,912 was spent on advertising, $19,988 was spent on printing and mailing, $45,973 was spent on seminars and $750,830 was spent on compensation to Dealers.

         Class C shares commenced operations on August 4, 1997.

         An estimate by category of actual fees paid by the following Funds under the Class B Plan during the year ended December 31, 1996 were allocated as follows:

                                                                                        COMPENSATION      COMPENSATION
                                                            PRINTING AND                     TO                TO
                                              ADVERTISING      MAILING     SEMINARS     UNDERWRITERS         DEALERS
                                              -----------      -------     --------     ------------         -------

AIM Balanced Fund............................ $  183,303    $ 24,040     $   57,094        $ 1,123,887    $  108,282
AIM Global Utilities Fund....................     43,646       5,952         13,887            569,800       126,206
AIM Growth Fund..............................    203,719      27,963         63,912          1,601,364       236,313
AIM High Yield Fund..........................    825,825     111,976        258,945          6,067,579       819,043
AIM Income Fund..............................     74,335      10,045         22,099            488,419        55,723
AIM Intermediate Government Fund.............     66,086       9,012         20,026            540,123        84,517
AIM Money Market Fund........................    111,529      15,072         34,162            743,395        86,179
AIM Municipal Bond Fund......................     25,523       3,927          6,872            206,615        32,364
AIM Value Fund...............................  3,917,186     536,025      1,255,059         29,672,016     4,152,961


         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect until June 30, 1998 and thereafter, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees.

         The Plans may be terminated by the vote of a majority of the Independent Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The principal differences between the Class A and C Plan and the Class B Plan are: The Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.25% of average daily net assets of each Fund's Class A shares and AIM Cash Reserve Shares as compared to 1.00% of such assets of each Fund's Class B and Class C shares; (ii) the Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

                                THE DISTRIBUTOR

         Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." A Master Distribution Agreement, dated February 28, 1997, with AIM Distributors relating to the Class A and Class C shares of the Funds and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND was approved by the Board of Trustees on June 11, 1997. A Master Distribution Agreement, dated February 28, 1997, with AIM Distributors relating to the Class B shares of the Funds was also approved by the Board of Trustees on December 11, 1996. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portions of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it requires a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

       AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. The portion of the payments to AIM Distributors under the Class C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such on-going sales commission plus financing costs, if any.

        The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of a Fund and its Class B shareholders to pay Contingent Deferred Sales Charges.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the years ended December 31, 1996, 1995 and 1994:

                                             1996                      1995                    1994
                                             ----                      ----                    ----

                                      SALES      AMOUNT         SALES       AMOUNT         SALES      AMOUNT
                                     CHARGES    RETAINED       CHARGES     RETAINED       CHARGES    RETAINED
                                     -------    --------       -------     --------       -------    --------

AIM Balanced Fund................$ 3,212,414   $  611,603   $  979,475   $  165,692   $   379,087 $    63,481
AIM Global Utilities Fund........    545,746       95,058      745,539      106,920     1,198,533     168,696
AIM Growth Fund..................  1,266,626      219,373      892,904      146,533       255,624      37,866
AIM High Yield Fund.............. 10,452,011    1,965,594    8,338,447    1,388,106     5,149,515     808,554
AIM Income Fund..................  1,346,651      248,078      914,135      154,679       554,349      94,637
AIM Intermediate Government Fund.  1,056,724      204,498      876,411      144,669       644,604     108,048
AIM Money Market Fund............  3,696,001      736,782    2,845,276      494,184       996,876     182,129
AIM Municipal Bond Fund..........    624,162      122,269      684,242      116,667       527,008      82,774
AIM Value Fund................... 46,277,225    7,792,991   52,075,064    7,659,031    22,815,744   3,063,899

         The following chart reflects the contingent deferred sales charges paid by Class A and Class B shareholders for the years ended December 31, 1996, 1995 and 1994:

                                                                                1996          1995        1994
                                                                                ----          ----        ----

AIM Balanced Fund...........................................................$   50,028    $  92,409   $  28,532
AIM Global Utilities Fund...................................................   145,184      167,444     107,127
AIM Growth Fund.............................................................   105,215      169,092      51,475
AIM High Yield Fund.........................................................   976,702      655,591     391,108
AIM Income Fund.............................................................    65,445       48,320      16,712
AIM Intermediate Government Fund............................................    82,525      101,233      70,431
AIM Money Market Fund.......................................................   211,316      256,618      81,600
AIM Municipal Bond Fund.....................................................    49,906       31,956      18,017
AIM Value Fund.............................................................. 1,988,299    2,052,439     584,611

         Class C shares commenced operations August 4, 1997.

                       HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner in which shares of the Funds may be purchased appears in the Prospectus under the headings "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

         The sales charge normally deducted on purchases of Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth in the Prospectus.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchange Privilege."

         Information concerning redemption of the Funds' shares is set forth in the Prospectus under the heading "How to Redeem Shares." In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc., the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities.

         For AIM Money Market Fund: The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or
(b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Board of Trustees has established procedures designed to stabilize at $1.00, to the extent reasonably possible, the Fund's net asset value per share. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using available market quotations, in which case, the net asset value could possibly be more or less than $1.00 per share.

         For all other Funds: The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

        For example, at the close of business on December 31, 1996, AIM VALUE FUND - Class A shares had 174,979,851 shares outstanding, net assets of $5,100,060,952 and a net asset value per share of $29.15. The offering price, therefore, was $30.85.

AIM HIGH YIELD FUND

         Variable Annuity Contracts--Currently, shares of AIM HIGH YIELD FUND may be purchased at net asset value by the Life Insurance Company of North America ("LINA") under an arrangement whereby the shares will serve as an underlying investment medium for certain variable annuity contracts previously issued by LINA.

         The basic objective of the variable annuity contracts is to provide individuals with retirement benefits through net purchase payment accumulations and annuity payments which are based upon the performance of AIM HIGH YIELD FUND or other available funds. The contracts allow their owners and participants to defer federal income tax ("FIT") payments on contract investment accumulations until annuity payments begin. The annuity payment options generally provide for lifetime annuity payments based upon the life of the named annuitant (and joint annuitant, if applicable). Such payments may be made for a guaranteed minimum number of years. Certain charges are made in connection with the sale of the contracts.

         The LINA contracts are no longer being issued except that existing owners, participants and, in some cases, new participants under existing group contracts under certain tax-qualified plans, may continue to make contributions under the contract. Persons who wish to receive additional information concerning investment in AIM HIGH YIELD FUND through LINA's variable annuity contracts are urged to read the LINA prospectus which describes them. LINA variable annuity information and a prospectus may be obtained by writing to INA Security Corporation, 601 Walnut Street, Ninth Floor, Philadelphia, Pennsylvania 19102, or by calling (215) 351-3121.


                QUALIFYING FOR A REDUCED FRONT-END SALES CHARGE

         As described in the Prospectus, the front-end sales charge for Class A shares is calculated by multiplying an investor's total investment by the applicable sales charge rate. The applicable rate varies with the amount invested. The Funds offer programs such as Right of Accumulation and Letter of Intent, which are described in the Prospectus, and are designed to permit investors to aggregate purchases of different funds, or separate purchases over time, in order to qualify for a lower sales charge rate. See "Terms and Conditions of Purchase of the AIM Funds -- Reductions in Initial Sales Charges" in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

         For AIM Money Market Fund: The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of trading on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that Class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

         The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Performance Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

         The valuation of portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. These rules require, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less and invest only in securities determined by the Board of Trustees to be "Eligible Securities" and to present minimal credit risk to the Fund. For the definition of "Eligible Securities" see the caption "Description of Money Market Instruments."

         The Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00, as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Trustees at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Fund's shares. In the event the Board of Trustees determines that such a deviation exists for the Fund, it will take such corrective action as the Board of Trustees deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

         The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

         For All Other Funds: The net asset value per share of each Fund is normally determined daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                                  TAX MATTERS

         Each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. Accordingly, each Fund must, among other things, meet the following requirements: (A) each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (B) each Fund must derive less than 30% of its gross income from the sale or disposition of any of the following held less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's business of investing in stock, securities or options and futures thereon. There are exceptions to the 30% test when a Fund, in certain circumstances, realizes gains to satisfy abnormal redemptions. Abnormal redemptions occur on any day when net redemptions exceed one percent of the Fund's net asset value. Accordingly, the extent to which the Funds may engage in futures contracts and related options may be materially limited by this 30% test, with the exception of AIM MONEY MARKET FUND which does not engage in such transactions. Each Fund must diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

         As a RIC, each Fund will generally not be subject to FIT on its income and gains distributed to shareholders if it currently distributes the sum of
(i) at least 90% of its investment company taxable income for the taxable year and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) (the "Distribution Requirement"). Distributions made by a Fund during its taxable year, or under certain circumstances within 12 months after the end of its taxable year, will be considered distributions made during the taxable year and will therefore satisfy the Distribution Requirement.

         Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, each Fund must distribute: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (except that any foreign currency gain or loss occurring after October 31 shall be taken into account the following year), (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31, and (3) all ordinary income and capital gains from previous calendar years that were not distributed during such years. Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders on December 31 in the year declared as long as the Fund pays the dividends no later than January 31 of the following year.

         The Code and the regulations promulgated thereunder are constantly subject to change, and interpretations of the Code and the regulations may be modified or affected at any time by Congress, the Department of the Treasury or judicial decision. It should be noted that any such change could be applied retroactively.

         All Funds except AIM MONEY MARKET FUND: Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends received deduction.

         Section 1256 of the Code generally requires that futures contracts and options on future contracts be "marked-to-market" at the end of each year for FIT purposes. Code Section 1256 further characterizes 60% of any capital gain or loss with respect to such futures and options contracts as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under
Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         The Funds may have invested in certain foreign currency transactions, the gain or loss from which may be subject to taxation as ordinary income or loss under Code Section 988.

         AIM GLOBAL UTILITIES FUND: Pursuant to the investment objectives of the Fund, the Fund may invest in foreign securities. Dividends and interest received by the Fund with respect to these investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits to the extent allowed against their United States income taxes subject to certain provisions and limitations contained in the Code. The Fund will report annually to its shareholders the amount per share of such withholding taxes. Please note that such foreign tax credits are non-refundable and therefore cannot be claimed by certain retirement accounts and other persons not otherwise subject to United States income taxation.

         AIM HIGH YIELD FUND: The notes to the financial statements of the Fund for the year ended December 31, 1996, detail the amount of capital loss carryover for FIT purposes to which the Fund is entitled, subject to certain limitations. To the extent losses are used to offset any future capital gains realized during the carryover period, no capital gains tax liability will be incurred for gains realized and not distributed.

         AIM MUNICIPAL BOND FUND: With respect to interest income that is exempt from FIT, the Fund intends to comply with Section 852(b)(5) of the Code, which enables distributions of tax-exempt income to retain their character when distributed to shareholders as an exempt interest dividend. Each year, the Fund provides shareholders a statement indicating the amount of distribution that is exempt from FIT. This statement also provides a breakdown showing the percentage of such income that came from each state. In addition, the Fund reports for FIT purposes any net realized capital gains and any ordinary income from the Fund's short-term holdings. In 1996, none of the dividends paid from income was taxable as ordinary income; however, this may change in future periods. Further, the Fund also reports certain interest from "Qualified Private Activity Bonds" which shareholders may be required to include in the alternative minimum tax calculation.

         The Tax Reform Act of 1986 (the "1986 Act") divided municipal debt obligations into three categories, only one of which ("Public Purpose Bonds") bears interest which is exempt from both the regular income tax and the alternative minimum tax as it applies to individuals. For corporations, some or all of the income from Public Purpose Bonds would be includable in the corporate alternative minimum tax base. Of the other two categories ("Qualified Private Activity Bonds" and "Private Activity Bonds"), for both individuals and corporations, Qualified Private Activity Bonds bear interest which is excluded from income for purposes of the regular income tax but must generally be included in the alternative minimum tax base, and Private Activity Bonds are taxable under both the regular and alternative minimum taxes.

         The 1986 Act also applied limitations on the issuance of bonds whose proceeds are used by organizations exempt from tax under Code Section 501(c)(3), as well as general limitations on the amount of Qualified Private Activity Bonds governmental units may issue.

         The 1986 Act limitations on tax-exempt bonds apply generally to bonds issued after August 16, 1986. The private activity bond rules are generally applicable to bonds issued on or after September 1, 1986, with the alternative minimum tax rules applicable generally to bonds issued on or after August 7, 1986. AIM MUNICIPAL BOND FUND intends to limit its investments in Qualified Private Activity Bonds and taxable securities to no more than 20% of its total assets in any given year, consistent with its stated investment objective.

         Original issue discount on tax-exempt bonds is accrued as tax-exempt interest (except for a portion thereof in the case of certain stripped tax-exempt bonds), and is included in the tax basis of the security for capital gain and loss computation purposes. Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

         Interest on indebtedness incurred by shareholders (including financial institutions) will not be deductible for FIT purposes to the extent that the money was used to purchase or carry tax-exempt securities. The purchase of Fund shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Fund shares. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by private activity bonds should consult their own tax advisor before purchasing Fund shares.

         The exemption of interest income for FIT purposes does not necessarily result in exemption under state and local laws. Shareholders should consult their tax advisors as to the treatment of such income under state and local laws.


                     PROGRAMS AND SERVICES FOR SHAREHOLDERS

         The Funds provide certain services for shareholders and certain investment or redemption programs. See "Exchange Privilege" and "How to Redeem Shares" in the Prospectus. All inquiries concerning these programs should be made directly to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, toll free at (800) 959-4246.

DIVIDEND ORDER

         Dividends may be paid to someone other than the registered owner, or sent to an address other than the address of record. (Please note that signature guarantees are required to effect this option.) An investor also may direct that his or her dividends be invested in one of the other Funds in the Trust, provided however, that dividends attributable to Class A shares may not be reinvested in Class B or Class C shares, dividends attributable to Class B shares may only be reinvested in Class B shares, dividends attributable to Class C shares may only be reinvested in Class C shares and dividends attributable to AIM Cash Reserve Shares may be reinvested in Class A shares or AIM Cash Reserve Shares. There is no sales charge for these investments; initial investment minimums apply. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" in the Prospectus. To effect this option, please contact your authorized dealer. For more information concerning AIM Funds other than those in the Trust, please obtain a current prospectus by contacting your authorized dealer, by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling toll free (800) 959-4246.


                            REDEMPTIONS PAID IN CASH

         Pursuant to Rule 18f-1 under the 1940 Act, each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election is irrevocable while such Rule is in effect unless the SEC by order upon application permits the withdrawal of the Fund's notification of election. Redemptions by any one shareholder during any 90-day period in excess of $250,000 or 1% of the net assets of the Fund may be made in readily marketable securities.


                    DESCRIPTION OF MONEY MARKET INSTRUMENTS

         U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the United States Government or by certain of its agencies or instrumentalities. Direct obligations are issued by the United States Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of United States Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Certain Agencies are backed by the full faith and credit of the United States Government, and others are not.

MONEY MARKET OBLIGATIONS

         AIM MONEY MARKET FUND will limit its investments to those securities which at the time of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Rule 2a-7 defines a "First Tier" security as any "Eligible Security" that:

                  (i) has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs* in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                  (ii) is a security described in paragraph (a)(9)(ii) of Rule 2a-7 (i.e. a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less) whose issuer has received from the Requisite NRSROs a short-term rating, with respect to a class of debt obligations (or any debt obligation within that class) that now is comparable in priority and security with the security, in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                  (iii) is an Unrated Security** that is of comparable quality to a security meeting the requirements of clauses (i) and (ii) above, as determined by the Board of Trustees; or

                  (iv) is a security by a registered investment company that is a money market fund; or

                  (v) is a Government Security (as defined in Section 2(a)(16) of the 1940 Act).

         Subsequent to its purchase by AIM MONEY MARKET FUND, a security may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the disposition of the security by the Fund, but AIM will consider such an event to be relevant in its determination of whether the Fund should continue to hold the security. To the extent that the ratings applied by an NRSRO to a security may change as a result of changes in these rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described herein.

         Rule 2a-7 defines an "Eligible Security" as follows:

         (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or

         (ii)     a security:

                  (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and

--------
* "Requisite NRSROS" shall mean (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time the Fund purchases or rolls over the security, that NRSRO. At present the NRSROs are: Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff and Phelps, Inc. ("Duff & Phelps"), Fitch Investors Services, Inc. ("Fitch") and, with respect to certain types of securities, IBCA Limited and its affiliate, IBCA Inc. Subcategories or gradations in ratings (such as a "+" or "-") do not count as rating categories.

** An "Unrated Security" is generally a security (i) with a remaining maturity of 397 calendar days or less issued by an issuer that did not, at the time the security was acquired or rolled over by the Fund, have a current short-term rating assigned by any NRSRO, either as to the particular security or as to any other class of debt obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a short-term rating with respect to a class of debt obligations now comparable in priority and security; and (iii) that is rated but which is the subject of an external credit support agreement not in effect when the security (or the issuer) was assigned its rating, unless the security has a rating from an NRSRO reflecting the existence of the credit support agreement.

                  (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligation within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or

         (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trust's Board of Trustees; provided, however, that:

                  (A) the Board of Trustees may base its determination that a standby commitment that is not a demand feature is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default;

                  (B) a security that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less and that is an unrated security is not an Eligible Security if the security has received a long-term rating from any NRSRO that is not within the NRSRO's three highest long-term ratings categories (within which there may be sub-categories or gradations indicating relative standing);

                  (C) an asset backed security shall not be an Eligible Security unless it has a debt rating from an NRSRO; and

                  (D) a security that is subject to a demand feature shall not be an Eligible Security unless:

                           (1)      the demand feature has received a
                                    short-term rating from an NRSRO (or the
                                    issuer of the demand feature has received from an NRSRO a short-term rating with respect to a class of debt obligations or any debt obligation within that class that is comparable in priority and security to the demand feature); and

                           (2) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer.


            REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         Each of the Funds may engage in repurchase and reverse repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         REPURCHASE AGREEMENTS under which the purchaser (for example, a Fund) acquires ownership of a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1 billion or with primary dealers in U.S. Government securities; however, total assets will not be the sole determinative factor, and a Fund may enter into repurchase agreements with other institutions which the Board of Trustees believes present minimal credit risks. Nevertheless, if the seller of a repurchase agreement fails to repurchase the debt instrument in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Rule 2a-7 under the 1940 Act provides that AIM MONEY MARKET FUND may not invest more than 5% of its total assets in securities issued by the issuer of that security, provided that the Fund may invest more than 5% of its total assets in the First Tier securities of a single issuer for a period of up to three business days after the purchase thereof; provided further, that the Fund may not make more than one investment in accordance with the foregoing proviso at any time. Under Rule 2a-7, for purposes of determining the percentage of the Fund's total assets that are invested in securities of an issuer, a repurchase agreement shall be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is fully collateralized. To be fully collateralized, the collateral must, among other things, consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs.

         REVERSE REPURCHASE AGREEMENTS, which involve the sale of securities held by a Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements for temporary or emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will segregate cash or high-quality debt securities having a dollar value equal to the repurchase price. A Fund will utilize reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.


                           MISCELLANEOUS INFORMATION

AUDIT REPORTS

         The Board of Trustees will issue to shareholders at least semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of Price Waterhouse LLP served as the auditors to the Funds other than AIM BALANCED FUND and AIM MONEY MARKET FUND for the year ended December 31, 1992. The firm of KPMG Peat Marwick LLP served as the auditors of ACS (the predecessor of AIM BALANCED FUND) for the year ended August 31, 1993. The firm of KPMG Peat Marwick LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, currently serves as the auditors of the Funds.

LEGAL MATTERS

         Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania.

CUSTODIANS AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110 is custodian of all securities and cash of the Funds, except for AIM MUNICIPAL BOND FUND, for which the Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, is the custodian. Under its respective contract with the Trust, each Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. A I M Fund Services, Inc. (a wholly-owned subsidiary of
AIM) (the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739 acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodians and the Transfer Agent such compensation as may be agreed upon from time to time.

         Texas Commerce Bank National Association, 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

                             RATINGS OF SECURITIES

         The following is a description of the factors underlying the commercial paper and debt ratings of Moody's, S&P, Fitch and Duff & Phelps:

                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the



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
modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                        MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk.

Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.




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
PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.


                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).


                           S&P MUNICIPAL NOTE RATINGS

         A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a



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
note); and source of payment (the more the issue depends is on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:   Speculative capacity to pay principal and interest.


                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.


                      FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.



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
         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.





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

                                RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                        DUFF & PHELPS LONG-TERM RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearages.


                        DUFF & PHELPS SHORT-TERM RATINGS

D - 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D - 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D - 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D - 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D - 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D - 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D - 5: Issuer failed to meet scheduled principal and/or interest payments.

                              FINANCIAL STATEMENTS

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Balanced Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Balanced Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the four-month period ended December 31, 1993, and each of the years in the six-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Balanced Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the four-month period ended December 31, 1993, and each of the years in the six-year period ended August 31, 1993, in conformity with generally accepted accounting principles.


                                                       KPMG Peat Marwick LLP
                     Houston, Texas
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

DOMESTIC BONDS & NOTES-21.52%

ADVERTISING/BROADCASTING-0.60%

Omnicom Group, Inc., Conv. Sub.
  Deb., 4.25%, 01/03/07(a)
  (Acquired 12/11/96; Cost
  $1,000,000)                       $ 1,000,000  $    1,037,000
---------------------------------------------------------------
Time Warner, Inc.,
  Deb., 8.18%, 08/15/07                 925,000         964,405
---------------------------------------------------------------
  Deb., 6.85%, 01/15/26               1,500,000       1,474,785
---------------------------------------------------------------
                                                      3,476,190
---------------------------------------------------------------

AIRLINES-1.41%

Airplanes Pass Through Trust, Sub.
  Bonds, 10.875%, 03/15/19              500,000         555,315
---------------------------------------------------------------
America West Airlines Inc., Pass
  Through Ctf.,
  6.93%, 01/02/08                     3,000,000       2,981,220
---------------------------------------------------------------
Continental Airlines, Inc., Conv.
  Sub. Notes, 6.75%, 04/15/06(a)
  (Acquired 02/27/96; Cost
  $499,825)                             500,000         561,065
---------------------------------------------------------------
Delta Air Lines, Inc.
  Medium Term Notes, 8.52%,
    01/30/04                          2,000,000       2,143,620
---------------------------------------------------------------
  Series 92-E Equipment Trust
    Ctf., 8.54%, 01/02/07               677,749         716,367
---------------------------------------------------------------
Greenwich Air Services, Inc., Sr.
  Notes, 10.50%, 06/01/06             1,000,000       1,075,000
---------------------------------------------------------------
                                                      8,032,587
---------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.11%

Chrysler Financial Corp., Deb.,
  8.50%, 02/01/18                       150,000         155,217
---------------------------------------------------------------
General Motors Corp., Deb., 8.80%,
  03/01/21                              400,000         462,572
---------------------------------------------------------------
                                                        617,789
---------------------------------------------------------------

BANKING-3.67%

Bankers Trust New York Corp., Sub.
  Notes, 7.50%, 11/15/15              3,000,000       2,971,650
---------------------------------------------------------------
Bankers Trust New York Corp., Gtd.
  Notes, 7.75%, 12/01/26(a)
  (Acquired 11/22/96; Cost
  $2,932,770)                         3,000,000       2,884,245
---------------------------------------------------------------
Deutsche Bank Financial, Gtd.
  Notes, 6.70%, 12/13/06              3,500,000       3,439,590
---------------------------------------------------------------
First Union Bancorp, Sub. Deb.,
  7.50%, 04/15/35                     3,000,000       3,162,570
---------------------------------------------------------------
First Union Corp., Sub. Notes,
  6.375%, 01/15/09                      800,000         748,240
---------------------------------------------------------------
HSBC Americas Inc., Sub. Notes,
  7.00%, 11/01/06                     3,000,000       2,967,600
---------------------------------------------------------------
Mercantile Bank, Sub. Notes,
  6.375%, 01/15/04                      700,000         676,186
---------------------------------------------------------------
Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03              3,325,000       3,393,495
---------------------------------------------------------------
Wachovia Corp., Sub. Notes,
  6.375%, 02/01/09                      800,000         756,792
---------------------------------------------------------------
                                                     21,000,368
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

BEVERAGES (SOFT DRINKS)-0.51%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(b)                       $15,000,000  $    2,920,050
---------------------------------------------------------------

BUSINESS SERVICES-0.09%

Career Horizons, Inc., Conv.
  Bonds, 7.00%, 11/01/02                250,000         494,412
---------------------------------------------------------------

CABLE TELEVISION-0.13%

Viacom, Inc., Sr. Notes,
  7.75%, 06/01/05                       750,000         736,500
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.13%

Hexcel Corp., Conv. Sub. Notes,
  7.00%, 08/01/03                       600,000         744,000
---------------------------------------------------------------

COMPUTER MINI/PCS-0.26%

Apple Computer, Inc., Conv. Sub.
  Notes, 6.00%, 06/01/01              1,500,000       1,514,925
---------------------------------------------------------------

COMPUTER NETWORKING-0.31%

3Com Corp., Conv. Sub. Notes,
  10.25%, 11/01/01(a)
  (Acquired 11/08/94-09/25/96;
  Cost $1,235,438)                      800,000       1,781,304
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.18%

First Financial Management Corp.,
  Conv. Deb., 5.00%, 12/15/99           600,000       1,038,342
---------------------------------------------------------------

CONGLOMERATES-0.10%

General Electric Capital Corp.,
  Notes, 8.30%, 09/20/09                500,000         558,230
---------------------------------------------------------------

ELECTRIC POWER-1.09%

El Paso Electric Co., First
  Mortgage Bonds, 8.90%, 02/01/06     1,500,000       1,566,795
---------------------------------------------------------------
Indiana Michigan Power, Secured
  Lease Obligation Bonds,
  9.82%, 12/07/22                     1,357,789       1,638,200
---------------------------------------------------------------
UtiliCorp United, Inc., Sr. Notes,
  6.70%, 10/15/06                     3,000,000       3,005,040
---------------------------------------------------------------
                                                      6,210,035
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.30%

Checkpoint Systems, Inc., Conv.
  Sub. Deb., 5.25%, 11/01/05(a)
  (Acquired 10/07/96-10/31/96;
  Cost $1,054,250)                      700,000       1,003,625
---------------------------------------------------------------
SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06(a)
  (Acquired 04/17/96; Cost
  $600,000)                             600,000         700,722
---------------------------------------------------------------
                                                      1,704,347
---------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-0.19%

AES Corp., Sr. Sub. Notes,
  10.25%, 07/15/06                    1,000,000       1,075,000
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
FINANCE (CONSUMER CREDIT)-2.78%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%,
  02/15/10                          $ 3,650,000  $    3,937,656
---------------------------------------------------------------
Cityscape Financial Corp., Conv.
  Sub. Deb., 6.00%, 05/01/06(a)
  (Acquired 04/26/96-09/27/96;
  Cost $805,250)                        800,000         814,000
---------------------------------------------------------------
Countrywide Funding Corp., Sub.
  Notes, 8.25%, 07/15/02                500,000         530,970
---------------------------------------------------------------
Ford Motor Credit,
  Notes, 6.125%, 01/09/06             1,500,000       1,408,560
---------------------------------------------------------------
  Notes, 6.75%, 08/15/08                800,000         776,952
---------------------------------------------------------------
GMAC, Notes, 9.00%, 10/15/02            750,000         825,758
---------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35              3,000,000       3,198,060
---------------------------------------------------------------
Household Finance Corp., Notes,
  7.125%, 09/01/05                    3,000,000       3,033,150
---------------------------------------------------------------
Southern Pacific Funding Corp.,
  Conv. Sub. Notes, 6.75%,
  10/15/06                            1,250,000       1,343,750
---------------------------------------------------------------
                                                     15,868,856
---------------------------------------------------------------

GAS DISTRIBUTION-0.18%

Ferrellgas Partners, Sr. Notes,
  9.375%, 06/15/06                    1,000,000       1,021,250
---------------------------------------------------------------

HOTELS/MOTELS-0.40%

ITT Corp., Gtd. Deb., 7.375%,
  11/15/15                              750,000         720,855
---------------------------------------------------------------
Marriott International, Inc.,
  Conv. Notes, 4.25%,
  03/25/11(a)(b)
  (Acquired 03/19/96; Cost
  $931,263)                           1,750,000         983,710
---------------------------------------------------------------
Prime Hospitality Corp., Conv.
  Sub. Notes, 7.00%, 04/15/02           400,000         594,832
---------------------------------------------------------------
                                                      2,299,397
---------------------------------------------------------------

MEDICAL (DRUGS)-0.36%

North American Vaccine, Inc.,
  Conv. Sub.
  Notes, 6.50%, 05/01/03(a)
  (Acquired 07/31/96-10/30/96;
  Cost $1,881,250)                    2,000,000       2,070,000
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-0.70%

Uromed Corp., Conv. Sub. Notes,
  6.00%, 10/15/03(a)
  (Acquired 10/08/96-12/04/96;
  Cost $2,594,000)                    2,600,000       2,446,262
---------------------------------------------------------------
Ventritex, Inc., Conv. Sub. Notes,
  5.75%, 08/15/01                     1,000,000       1,551,250
---------------------------------------------------------------
                                                      3,997,512
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.37%

ARV Assisted Living, Inc., Conv.
  Sub. Notes, 6.75%, 04/01/06(a)
  (Acquired 03/28/96-03/29/96;
  Cost $500,400)                        500,000         436,560
---------------------------------------------------------------
HEALTHSOUTH Rehabilitation Corp.,
  Conv. Sub. Deb., 5.00%, 04/01/01      300,000         604,005
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE


MEDICAL (PATIENT SERVICES)-(CONTINUED)

Physicians Resource Group, Inc.,
  Conv. Sub. Deb., 6.00%,
  12/01/01(a)
  (Acquired 12/06/96; Cost
  $1,100,000)                       $ 1,100,000  $    1,078,242
---------------------------------------------------------------
                                                      2,118,807
---------------------------------------------------------------

NATURAL GAS PIPELINE-0.28%

Enron Corp., Sr. Sub. Deb.,
  6.75%, 07/01/05                       800,000         792,096
---------------------------------------------------------------
PanEnergy Corp., Deb.,
  7.875%, 08/15/04                      750,000         792,308
---------------------------------------------------------------
                                                      1,584,404
---------------------------------------------------------------

OFFICE PRODUCTS-0.18%

U.S. Office Products Co., Conv.
  Sub. Notes, 5.50%, 02/01/01           800,000       1,032,632
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.46%

Nabors Industries, Inc., Conv.
  Sub. Notes, 5.00%, 05/15/06         1,500,000       1,910,775
---------------------------------------------------------------
Swift Energy Co., Conv. Sub.
  Notes, 6.25%, 11/15/06                650,000         710,125
---------------------------------------------------------------
                                                      2,620,900
---------------------------------------------------------------

OIL & GAS (EQUIPMENT & SUPPLIES)-0.45%

Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06    1,400,000       2,569,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.18%

Pogo Producing Co., Conv. Sub.
  Notes, 5.50%, 06/15/06                800,000       1,006,768
---------------------------------------------------------------

POLLUTION CONTROL-1.33%

Thermo Instrument Systems, Inc.,
  Conv. Deb., 4.50%, 10/15/03(a)
  (Acquired 10/10/96-12/16/96;
  Cost $1,210,750)                    1,200,000       1,248,948
---------------------------------------------------------------
U.S. Filter Corp., Conv. Sub.
  Notes, 4.50%, 12/15/01              1,500,000       1,527,060
---------------------------------------------------------------
United Waste Systems, Inc., Conv.
  Sub. Notes, 4.50%, 06/01/01(a)
  (Acquired 05/31/96-08/07/96;
  Cost $1,013,000)                    1,000,000       1,191,300
---------------------------------------------------------------
WMX Technologies, Inc., Notes,
  7.10%, 08/01/26                     3,500,000       3,617,320
---------------------------------------------------------------
                                                      7,584,628
---------------------------------------------------------------

PUBLISHING-0.18%

News America Holdings, Inc., Sr.
  Gtd. Deb., 9.25%, 02/01/13            900,000       1,012,005
---------------------------------------------------------------

RAILROADS-0.98%

Union Pacific Corp., Notes, 7.25%,
  11/01/08                            3,000,000       3,024,840
---------------------------------------------------------------
Union Pacific Resources Group
  Inc., Deb., 7.50%, 10/15/26         2,500,000       2,548,150
---------------------------------------------------------------
                                                      5,572,990
---------------------------------------------------------------

REAL ESTATE-0.53%

Finova Capital Corp., Notes,
  7.40%, 05/06/06                     3,000,000       3,061,710
---------------------------------------------------------------


                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

RETAIL (STORES)-0.76%

Federated Department Stores, Conv.
  Notes, 5.00%, 10/01/03            $ 1,000,000  $    1,168,750
---------------------------------------------------------------
J.C. Penney Co., Inc., Notes,
  6.50%, 06/15/02                     2,015,000       2,004,683
---------------------------------------------------------------
Pier 1 Imports, Inc., Conv. Sub.
  Notes, 5.75%, 10/01/03              1,000,000       1,152,500
---------------------------------------------------------------
                                                      4,325,933
---------------------------------------------------------------

SEMICONDUCTORS-0.50%

Cirrus Logic, Inc., Conv. Sub.
  Notes, 6.00%, 12/15/03(a)
  (Acquired 12/12/96; Cost
  $2,000,000)                         2,000,000       1,830,000
---------------------------------------------------------------
Sanmina Corp., Conv. Sub. Notes,
  5.50%, 08/15/02(a)
  (Acquired 08/10/95-04/16/96;
  Cost $560,525)                        500,000       1,024,745
---------------------------------------------------------------
                                                      2,854,745
---------------------------------------------------------------

SHOES & RELATED APPAREL-0.35%

Nine West Group, Inc., Conv. Sub.
  Notes, 5.50%, 07/15/03(a)
  (Acquired 06/20/96-10/22/96;
  Cost $2,048,750)                    2,000,000       1,992,440
---------------------------------------------------------------

TELECOMMUNICATIONS-0.52%

TCI Communications Inc., Sr.
  Notes, 8.00%, 08/01/05              1,000,000         980,440
---------------------------------------------------------------
360 Communications Co., Sr. Notes,
  7.50%, 03/01/06                     2,000,000       1,985,180
---------------------------------------------------------------
                                                      2,965,620
---------------------------------------------------------------

TELEPHONE-0.70%

BellSouth Capital Funding, Deb.,
  6.04%, 11/15/26                     4,000,000       3,980,760
---------------------------------------------------------------

TRANSPORTATION-0.25%

Seacor Holdings Inc., Conv. Sub.
  Notes, 5.375%, 11/15/06             1,250,000       1,456,788
---------------------------------------------------------------
    Total Domestic Bonds & Notes                    122,901,224
---------------------------------------------------------------

                                      SHARES

DOMESTIC COMMON STOCKS-42.22%

ADVERTISING/BROADCASTING-1.20%

Lamar Advertising Co.(c)                 42,000       1,018,500
---------------------------------------------------------------
Leap Group, Inc. (The)(c)                90,000         618,750
---------------------------------------------------------------
Meredith Corp.                           13,000         685,750
---------------------------------------------------------------
Metro Networks, Inc.(c)                  43,100       1,088,275
---------------------------------------------------------------
Outdoor Systems, Inc.(c)                 77,400       2,176,875
---------------------------------------------------------------
Univision Communications, Inc.(c)        34,900       1,291,300
---------------------------------------------------------------
                                                      6,879,450
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.77%

Boeing Co. (The)                         15,000       1,595,625
---------------------------------------------------------------
Gulfstream Aerospace Corp.(c)            60,300       1,462,275
---------------------------------------------------------------
United Technologies Corp.                20,000       1,320,000
---------------------------------------------------------------
                                                      4,377,900
---------------------------------------------------------------

                                                      MARKET
                                      SHARES          VALUE

AIRLINES-0.19%

Greenwich Air Services, Inc.-Class B     50,000  $    1,112,500
---------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.42%

Chrysler Corp.                           48,000       1,584,000
---------------------------------------------------------------
United Auto Group, Inc.(c)               31,000         798,250
---------------------------------------------------------------
                                                      2,382,250
---------------------------------------------------------------

BANKING-0.17%

Commercial Federal Corp.                 20,000         960,000
---------------------------------------------------------------

BANKING (MONEY CENTER)-0.78%

Chase Manhattan Corp.                    30,000       2,677,500
---------------------------------------------------------------
Citicorp                                 17,500       1,802,500
---------------------------------------------------------------
                                                      4,480,000
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.34%

PepsiCo, Inc.                            66,000       1,930,500
---------------------------------------------------------------

BIOTECHNOLOGY-0.14%

AMGEN, Inc.(c)                           15,000         815,625
---------------------------------------------------------------

BUSINESS SERVICES-1.69%

Abacus Direct Corp.(c)                   42,400         795,000
---------------------------------------------------------------
Advanced Health Corp.(c)                 85,000       1,062,500
---------------------------------------------------------------
Corestaff, Inc.(c)                       43,875       1,039,289
---------------------------------------------------------------
Diebold, Inc.                            17,000       1,068,875
---------------------------------------------------------------
Equifax, Inc.                            27,000         826,875
---------------------------------------------------------------
International Telecommunication
  Data Systems, Inc.(c)                  30,000         727,500
---------------------------------------------------------------
Learning Tree International,
  Inc.(c)                                49,050       1,446,975
---------------------------------------------------------------
Metzler Group, Inc.(c)                   46,100       1,463,675
---------------------------------------------------------------
Sitel Corp.(c)                           86,800       1,226,050
---------------------------------------------------------------
                                                      9,656,739
---------------------------------------------------------------

CHEMICALS-0.25%

Pioneer Hi-Bred International,
  Inc.                                   20,000       1,400,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.30%

IMC Global, Inc.                         18,500         723,812
---------------------------------------------------------------
Praxair, Inc.                            22,000       1,014,750
---------------------------------------------------------------
                                                      1,738,562
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.14%

ViaSat, Inc.(c)                          90,000         810,000
---------------------------------------------------------------

COMPUTER MINI/PCS-0.36%

COMPAQ Computer Corp.(c)                 15,000       1,113,750
---------------------------------------------------------------
Sun Microsystems, Inc.(c)                36,000         924,750
---------------------------------------------------------------
                                                      2,038,500
---------------------------------------------------------------

COMPUTER NETWORKING-0.93%

Ascend Communications, Inc.(c)           28,000       1,739,500
---------------------------------------------------------------
Cabletron Systems, Inc.(c)               24,000         798,000
---------------------------------------------------------------
Cisco Systems, Inc.(c)                   14,000         890,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTER NETWORKING-(CONTINUED)

Comverse Technology, Inc.(c)             50,000  $    1,890,625
---------------------------------------------------------------
                                                      5,318,875
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.33%

Accent Color Sciences, Inc.(c)           80,000         680,000
---------------------------------------------------------------
U.S. Robotics Corp.(c)                   17,000       1,224,000
---------------------------------------------------------------
                                                      1,904,000
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-2.09%

Computer Associates International, Inc.   8,500         422,875
---------------------------------------------------------------
DST Systems, Inc.(c)                     45,000       1,411,875
---------------------------------------------------------------
Electronic Data Systems Corp.            25,000       1,081,250
---------------------------------------------------------------
FactSet Research Systems, Inc.(c)        40,400         848,400
---------------------------------------------------------------
Forrester Research, Inc.(c)              20,200         520,150
---------------------------------------------------------------
Intelligroup, Inc.(c)                    50,000         550,000
---------------------------------------------------------------
Mechanical Dynamics, Inc.(c)             18,200         252,525
---------------------------------------------------------------
Microsoft Corp.(c)                       20,000       1,652,500
---------------------------------------------------------------
Midway Games Inc.(c)                     71,900       1,455,975
---------------------------------------------------------------
National Data Corp.                      16,900         735,150
---------------------------------------------------------------
Oracle Corp.(c)                          18,750         782,813
---------------------------------------------------------------
S3 Inc.(c)                               50,000         812,500
---------------------------------------------------------------
Viisage Technology, Inc.(c)              73,500       1,065,750
---------------------------------------------------------------
White Pine Software, Inc.(c)             50,000         362,500
---------------------------------------------------------------
                                                     11,954,263
---------------------------------------------------------------

CONGLOMERATES-0.39%

Allied-Signal Inc.                       12,000         804,000
---------------------------------------------------------------
Olin Corp.                               16,000         602,000
---------------------------------------------------------------
Textron, Inc.                             9,000         848,250
---------------------------------------------------------------
                                                      2,254,250
---------------------------------------------------------------

COSMETICS & TOILETRIES-2.35%

Avon Products, Inc.                      20,000       1,142,500
---------------------------------------------------------------
Carson, Inc.(c)                          60,000         832,500
---------------------------------------------------------------
Colgate-Palmolive Co.                    17,000       1,568,250
---------------------------------------------------------------
Estee Lauder Co.                         25,000       1,271,875
---------------------------------------------------------------
French Fragrances, Inc.(c)              100,000         775,000
---------------------------------------------------------------
Gillette Co.                             20,000       1,555,000
---------------------------------------------------------------
Nature's Sunshine Products, Inc.         50,000         900,000
---------------------------------------------------------------
Procter & Gamble Co.                     25,000       2,687,500
---------------------------------------------------------------
Rexall Sundown, Inc.(c)                  29,100         791,156
---------------------------------------------------------------
Warner-Lambert Co.                       25,000       1,875,000
---------------------------------------------------------------
                                                     13,398,781
---------------------------------------------------------------

ELECTRIC POWER-0.46%

AES Corp.(c)                             23,000       1,069,500
---------------------------------------------------------------
Destec Energy, Inc.(c)                  100,000       1,562,500
---------------------------------------------------------------
                                                      2,632,000
---------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.27%

SBS Technologies, Inc.(c)                35,000       1,295,000
---------------------------------------------------------------


                                                     MARKET
                                      SHARES         VALUE

ELECTRONIC COMPONENTS/MISCELLANEOUS-(CONTINUED)

SCI Systems, Inc.(c)                      5,000  $      223,125
---------------------------------------------------------------
                                                      1,518,125
---------------------------------------------------------------

ENERGY (ALTERNATIVE SOURCES)-0.16%

Calenergy, Inc.(c)                       28,000         941,500
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.53%

Hambrecht & Quist Group(c)               50,000       1,081,250
---------------------------------------------------------------
Merrill Lynch & Co., Inc.                15,000       1,222,500
---------------------------------------------------------------
Morgan Stanley Group, Inc.               13,000         742,625
---------------------------------------------------------------
                                                      3,046,375
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-2.18%

AAMES Financial Corp.                    55,000       1,973,125
---------------------------------------------------------------
American Express Co.                     20,000       1,130,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.         17,000       1,872,125
---------------------------------------------------------------
Federal National Mortgage
  Association                            40,000       1,490,000
---------------------------------------------------------------
Finova Group, Inc.                       25,000       1,606,250
---------------------------------------------------------------
Green Tree Financial Corp.               31,000       1,197,375
---------------------------------------------------------------
MBNA Corp.                               25,000       1,037,500
---------------------------------------------------------------
Medallion Financial Corp.                50,400         768,600
---------------------------------------------------------------
Student Loan Marketing Association       15,000       1,396,875
---------------------------------------------------------------
                                                     12,471,850
---------------------------------------------------------------

FINANCE (SAVINGS & LOANS)-0.30%

Washington Mutual, Inc.                  39,000       1,689,188
---------------------------------------------------------------

FOOD/PROCESSING-0.61%

ConAgra, Inc.                            22,500       1,119,375
---------------------------------------------------------------
Dean Foods Co.                           39,000       1,257,750
---------------------------------------------------------------
Ralston-Ralston Purina Group             15,000       1,100,625
---------------------------------------------------------------
                                                      3,477,750
---------------------------------------------------------------

FURNITURE-0.25%

Ethan Allen Interiors, Inc.              37,000       1,424,500
---------------------------------------------------------------

GAS DISTRIBUTION-0.50%

Consolidated Natural Gas Co.             25,000       1,381,250
---------------------------------------------------------------
KN Energy, Inc.                          18,000         706,500
---------------------------------------------------------------
MarkWest Hydrocarbon, Inc.(c)            50,000         775,000
---------------------------------------------------------------
                                                      2,862,750
---------------------------------------------------------------

HOTELS/MOTELS-0.52%

HFS, Inc.(c)                             24,000       1,434,000
---------------------------------------------------------------
Hilton Hotels Corp.                      44,000       1,149,500
---------------------------------------------------------------
U.S. Franchise Systems, Inc.(c)          40,000         405,000
---------------------------------------------------------------
                                                      2,988,500
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-2.11%

Aetna Inc.                               18,000       1,440,000
---------------------------------------------------------------
Capital Re Corp.                         15,500         722,687
---------------------------------------------------------------
Capmac Holdings Inc.                     51,500       1,705,938
---------------------------------------------------------------
Chubb Corp.                              20,300       1,091,125
---------------------------------------------------------------


                                                     MARKET
                                      SHARES         VALUE

INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

CIGNA Corp.                              15,500  $    2,117,687
---------------------------------------------------------------
Everest Re Holdings, Inc.                40,000       1,150,000
---------------------------------------------------------------
Travelers Group, Inc.                    41,333       1,875,485
---------------------------------------------------------------
Travelers/Aetna Property Casualty
  Corp.                                  55,000       1,945,625
---------------------------------------------------------------
                                                     12,048,547
---------------------------------------------------------------

LEISURE & RECREATION-0.70%

Eastman Kodak Co.                        13,000       1,043,250
---------------------------------------------------------------
Galoob Toys, Inc.(c)                     60,000         840,000
---------------------------------------------------------------
Steinway Musical Instruments(c)          60,000       1,042,500
---------------------------------------------------------------
Ticketmaster Group, Inc.(c)              90,000       1,091,250
---------------------------------------------------------------
                                                      4,017,000
---------------------------------------------------------------

MACHINERY (HEAVY)-1.03%

Briggs & Stratton Corp.                  32,500       1,430,000
---------------------------------------------------------------
Case Corp.                               26,000       1,417,000
---------------------------------------------------------------
Caterpillar Inc.                         25,000       1,881,250
---------------------------------------------------------------
Deere & Co.                              29,000       1,178,125
---------------------------------------------------------------
                                                      5,906,375
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.22%

Thermo Electron Corp.(c)                 30,000       1,237,500
---------------------------------------------------------------

MEDICAL (DRUGS)-2.89%

Abbott Laboratories                      18,500         938,875
---------------------------------------------------------------
American Home Products Corp.             26,000       1,524,250
---------------------------------------------------------------
Bristol-Myers Squibb Co.                 14,000       1,522,500
---------------------------------------------------------------
Cardinal Health, Inc.                    24,000       1,398,000
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(c)            50,000       2,387,500
---------------------------------------------------------------
Johnson & Johnson                        35,000       1,741,250
---------------------------------------------------------------
Lilly (Eli) & Co.                        32,000       2,336,000
---------------------------------------------------------------
Merck & Co., Inc.                        19,000       1,505,750
---------------------------------------------------------------
Pfizer, Inc.                             24,000       1,989,000
---------------------------------------------------------------
Schering-Plough Corp.                    18,000       1,165,500
---------------------------------------------------------------
                                                     16,508,625
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-1.21%

Baxter International Inc.                30,000       1,230,000
---------------------------------------------------------------
Becton, Dickinson & Co.                  20,000         867,500
---------------------------------------------------------------
Medtronic, Inc.                          27,000       1,836,000
---------------------------------------------------------------
Omnicare Inc.                            38,000       1,220,750
---------------------------------------------------------------
Quintiles Transnational Corp.(c)         20,000       1,325,000
---------------------------------------------------------------
Xomed Surgical Products, Inc.(c)         20,900         418,000
---------------------------------------------------------------
                                                      6,897,250
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.34%

American Medical Response, Inc.(c)       70,000       2,275,000
---------------------------------------------------------------
Columbia/HCA Healthcare Corp.            25,500       1,039,125
---------------------------------------------------------------
PhyCor, Inc.(c)                          25,000         709,375
---------------------------------------------------------------
RoTech Medical Corp.(c)                  60,000       1,260,000
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(c)         49,000       1,365,875
---------------------------------------------------------------

                                                   MARKET
                                      SHARES       VALUE

MEDICAL (PATIENT SERVICES)-(CONTINUED)

Tenet Healthcare Corp.(c)                45,000  $      984,375
---------------------------------------------------------------
                                                      7,633,750
---------------------------------------------------------------

METALS-0.12%

Titanium Metals Corp.(c)                 20,000         657,500
---------------------------------------------------------------

NATURAL GAS PIPELINE-1.39%

Columbia Gas System, Inc.                 9,000         572,625
---------------------------------------------------------------
El Paso Natural Gas Co.                  28,500       1,439,250
---------------------------------------------------------------
Enron Corp.                              28,000       1,207,500
---------------------------------------------------------------
PanEnergy Corp.                          23,000       1,035,000
---------------------------------------------------------------
Sonat, Inc.                              32,000       1,648,000
---------------------------------------------------------------
Williams Companies, Inc. (The)           54,000       2,025,000
---------------------------------------------------------------
                                                      7,927,375
---------------------------------------------------------------

OFFICE PRODUCTS-0.16%

Avery-Dennison Corp.                     20,000         707,500
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(c)             9,800         225,400
---------------------------------------------------------------
                                                        932,900
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.35%

Costilla Energy, Inc.(c)                102,000       1,389,750
---------------------------------------------------------------
TransOcean Offshore                      10,000         626,250
---------------------------------------------------------------
                                                      2,016,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.41%

Houston Exploration Co. (The)(c)         33,200         581,000
---------------------------------------------------------------
Titan Exploration, Inc.(c)              145,400       1,744,800
---------------------------------------------------------------
                                                      2,325,800
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.99%

Chesapeake Energy Corp.(c)               12,000         667,500
---------------------------------------------------------------
Exxon Corp.                               8,000         784,000
---------------------------------------------------------------
Louisiana Land & Exploration Co.         27,000       1,447,875
---------------------------------------------------------------
Mobil Corp.                              13,500       1,650,375
---------------------------------------------------------------
TPC Corp.(c)                            125,000       1,125,000
---------------------------------------------------------------
                                                      5,674,750
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.21%

Coastal Corp.                            25,000       1,221,875
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.38%

American Pad & Paper Co.(c)              45,000       1,018,125
---------------------------------------------------------------
Kimberly-Clark Corp.                     12,000       1,143,000
---------------------------------------------------------------
                                                      2,161,125
---------------------------------------------------------------

REAL ESTATE-0.27%

Cali Realty Corp.                        50,000       1,543,750
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.13%

Bay Apartment Communities, Inc.          40,000       1,440,000
---------------------------------------------------------------
Crescent Real Estate Equities, Inc.      20,000       1,055,000
---------------------------------------------------------------
FelCor Suite Hotels, Inc.                18,000         636,750
---------------------------------------------------------------
Omega Healthcare Investors, Inc.         29,000         964,250
---------------------------------------------------------------


                                                     MARKET
                                      SHARES         VALUE

REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Patriot American Hospitality, Inc.       29,000  $    1,250,625
---------------------------------------------------------------
Starwood Lodging Trust                   20,000       1,102,500
---------------------------------------------------------------
                                                      6,449,125
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.15%

American Stores Co.                      33,500       1,369,312
---------------------------------------------------------------
Dominick's Supermarkets, Inc.(c)         84,000       1,827,000
---------------------------------------------------------------
Safeway, Inc.(c)                         55,000       2,351,250
---------------------------------------------------------------
Twinlab Corp.(c)                         82,800       1,003,950
---------------------------------------------------------------
                                                      6,551,512
---------------------------------------------------------------

RETAIL (STORES)-1.90%

Blyth Industries, Inc.(c)                30,000       1,368,750
---------------------------------------------------------------
Consolidated Stores Corp.(c)             31,250       1,003,906
---------------------------------------------------------------
Gap, Inc. (The)                          47,000       1,415,875
---------------------------------------------------------------
Hibbett Sporting Goods, Inc.(c)          41,200         597,400
---------------------------------------------------------------
Linens 'N Things, Inc.(c)                70,000       1,373,750
---------------------------------------------------------------
Neiman Marcus Group, Inc. (The)(c)       32,500         828,750
---------------------------------------------------------------
Pier 1 Imports, Inc.                     40,000         705,000
---------------------------------------------------------------
Saks Holdings, Inc.(c)                   60,500       1,633,500
---------------------------------------------------------------
Sears, Roebuck & Co.                     27,000       1,245,375
---------------------------------------------------------------
Staples, Inc.(c)                         10,500         189,656
---------------------------------------------------------------
Stein Mart, Inc.(c)                      25,000         506,250
---------------------------------------------------------------
                                                     10,868,212
---------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.19%

Cornell Corrections, Inc.(c)             70,000         621,250
---------------------------------------------------------------
O'Gara Co. (The)(c)                      50,000         487,500
---------------------------------------------------------------
                                                      1,108,750
---------------------------------------------------------------

SEMICONDUCTORS-0.66%

Analog Devices, Inc.(c)                  25,000         846,875
---------------------------------------------------------------
Intel Corp.                              22,000       2,880,625
---------------------------------------------------------------
                                                      3,727,500
---------------------------------------------------------------

SHOES & RELATED APPAREL-0.35%

Nike, Inc.-Class B                       33,000       1,971,750
---------------------------------------------------------------

TELECOMMUNICATIONS-2.12%

ADC Telecommunications, Inc.(c)          53,500       1,665,187
---------------------------------------------------------------
CellNet Data Systems Inc.(c)             36,100         527,962
---------------------------------------------------------------
Frontier Corp.                           30,000         678,750
---------------------------------------------------------------
LCC International, Inc.-Class A(c)       45,000         832,500
---------------------------------------------------------------
Lucent Technologies, Inc.                41,102       1,900,968
---------------------------------------------------------------
McLeod, Inc.(c)                          45,000       1,147,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

TELECOMMUNICATIONS-(CONTINUED)

Superior Telecom Inc.(c)                 76,000  $    1,548,500
---------------------------------------------------------------
Teleport Communications Group
  Inc.- Class A(c)                       30,000         915,000
---------------------------------------------------------------
360 Communications Co.(c)                35,000         809,375
---------------------------------------------------------------
West TeleServices Corp.(c)               60,000       1,365,000
---------------------------------------------------------------
WorldCom, Inc.(c)                        26,267         684,584
---------------------------------------------------------------
                                                     12,075,326
---------------------------------------------------------------

TELEPHONE-0.87%

Ameritech Corp.                          21,500       1,303,437
---------------------------------------------------------------
Cincinnati Bell, Inc.                    25,300       1,559,113
---------------------------------------------------------------
GTE Corp.                                23,000       1,046,500
---------------------------------------------------------------
SBC Communications, Inc.                 20,000       1,035,000
---------------------------------------------------------------
                                                      4,944,050
---------------------------------------------------------------

TEXTILES-0.32%

Guess, Inc.(c)                           55,000         790,625
---------------------------------------------------------------
Liz Claiborne, Inc.                      27,000       1,042,875
---------------------------------------------------------------
                                                      1,833,500
---------------------------------------------------------------

TOBACCO-0.49%

Philip Morris Companies, Inc.            25,000       2,815,625
---------------------------------------------------------------

TRANSPORTATION-0.64%

AirNet Systems, Inc.(c)                  80,100       1,181,475
---------------------------------------------------------------
Coach USA, Inc.(c)                       85,200       2,470,800
---------------------------------------------------------------
                                                      3,652,275
---------------------------------------------------------------
  Total Domestic Common Stocks                      241,172,480
---------------------------------------------------------------

DOMESTIC PREFERRED STOCKS-5.72%

ADVERTISING/BROADCASTING-0.12%

Time Warner Inc.-Series M $102.50
  Conv. PIK Pfd.                            629         673,112
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.22%

Loral Space & Communications-$3.00
  Conv. Pfd.(a)
  (Acquired 11/01/96; Cost
  $1,117,500)                            22,350       1,271,156
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.58%

Microsoft Corp.-$2.196 Conv. Pfd.        25,000       2,003,125
---------------------------------------------------------------
Vanstar Financing Trust-$3.375
  Conv. Pfd.(a)
  (Acquired 09/27/96; Cost
  $1,240,000)                            24,800       1,320,377
---------------------------------------------------------------
                                                      3,323,502
---------------------------------------------------------------

ELECTRIC POWER-0.13%

Citizens Utilities Co.-$2.50 Conv. Pfd.  15,000         716,250
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FINANCE (CONSUMER CREDIT)-0.99%

First USA, Inc.-$1.9925 Conv.
  PRIDES                                 10,500  $      619,500
---------------------------------------------------------------
Money Store, Inc. (The)-$1.72
  Conv. Pfd.                             55,000       1,505,625
---------------------------------------------------------------
Penncorp Financial Group,
  Inc.-$3.50 Conv. Pfd.(a)
  (Acquired 08/02/96-11/15/96;
  Cost $2,072,500)                       40,000       2,380,000
---------------------------------------------------------------
SunAmerica, Inc.-Series E $3.10
  Conv. Dep. Pfd.                        12,000       1,167,000
---------------------------------------------------------------
                                                      5,672,125
---------------------------------------------------------------

FUNERAL SERVICES-0.16%

SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                             10,000         941,250
---------------------------------------------------------------

GAS UTILITY-0.22%

MCN Corp.-$2.013 Conv. PRIDES            46,000       1,270,750
---------------------------------------------------------------

HOTELS/MOTELS-0.29%

Host Marriott Financial
  Trust-$3.375 Conv. Pfd.(a)
  (Acquired 11/25/96; Cost
  $1,500,000)                            30,000       1,634,910
---------------------------------------------------------------

INSURANCE (BROKER)-0.21%

American Bankers Insurance
  Group-$3.125 Conv. Pfd.                20,000       1,195,000
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.32%

Conseco Inc.-$4.278 Conv. Pfd.           16,000       1,820,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-0.59%

Allstate Inc.-$2.299 Conv. PRIDES        16,000         756,000
---------------------------------------------------------------
Frontier Financing Trust-$3.125
  Conv. Pfd.(a)
  (Acquired 10/09/96; Cost
  $2,500,000)                            50,000       2,588,600
---------------------------------------------------------------
                                                      3,344,600
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-0.23%

US Surgical Corp.-$2.20 Conv. Pfd.       35,000       1,338,750
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.40%

Nuevo Financing I-$2.875 Series A
  Conv. Pfd.                             42,500       2,279,063
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.18%

Tosco Financing Trust-$2.875 Conv.
  Pfd.(a)
  (Acquired 12/10/96-12/11/96;
  Cost $1,003,625)                       20,000       1,042,500
---------------------------------------------------------------

PUBLISHING-0.20%

Golden Books Financial
  Trust-$4.375 Conv. Pfd.(a)
  (Acquired 08/14/96; Cost
  $1,000,000)                            20,000       1,137,260
---------------------------------------------------------------

RETAIL (STORES)-0.31%

Ann Taylor Finance Trust-$4.25
  Conv. Pfd.(a)
  (Acquired 04/18/96-04/29/96;
  Cost $999,000)                         20,000       1,069,240
---------------------------------------------------------------
Kmart Financing, Inc.-$3.875 Conv.
  Pfd.                                   14,000         682,500
---------------------------------------------------------------
                                                      1,751,740
---------------------------------------------------------------


TELECOMMUNICATIONS-0.30%

MFS Communications Co.,
  Inc.,-$2.68 Conv. Dep. Pfd.            19,000  $    1,733,750
---------------------------------------------------------------

TELEPHONE-0.15%

Salomon Inc.-$3.48 Conv. Pfd.            14,600         879,650
---------------------------------------------------------------

TRANSPORTATION-0.12%

Continental Airlines Finance
  Trust-$4.25 Conv. Pfd.(a)
  (Acquired 11/21/95-11/22/95;
  Cost $500,350)                         10,000         666,250
---------------------------------------------------------------
      Total Domestic Preferred
         Stocks                                      32,691,618
---------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT

U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-4.38%

CANADA-2.38%

Bell Canada (Telecommunications),
  Yankee Deb., 9.50%, 10/15/10      $ 1,750,000       2,111,095
---------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
  Inc. (Retail-Food & Drug),
  Yankee Notes, 7.78%, 11/01/00(a)
  (Acquired 10/18/95; Cost
  $500,000)                             500,000         509,622
---------------------------------------------------------------
Husky Oil Ltd. (Oil &
  Gas-Integrated), Yankee Sr.
  Notes, 7.125%, 11/15/06             3,000,000       2,976,720
---------------------------------------------------------------
Nova Chemicals Ltd. (Oil &
  Gas-Specialty), Deb., 7.00%,
  08/15/26(a)
  (Acquired 08/13/96; Cost
  $2,000,000)                         2,000,000       2,016,400
---------------------------------------------------------------
Province of Manitoba (Foreign
  Governments), Yankee Bonds,
  7.75%, 07/17/16                     1,500,000       1,568,415
---------------------------------------------------------------
Royal Bank of Canada (Banking),
  Yankee Sub. Notes,
  6.75%, 10/24/11                     3,000,000       2,935,500
---------------------------------------------------------------
Talisman Energy, Inc. (Oil &
  Gas-Exploration & Production),
  Yankee Deb.,
  7.125%, 06/01/07                    1,500,000       1,477,380
---------------------------------------------------------------
                                                     13,595,132
---------------------------------------------------------------

GERMANY-0.92%

Dresdner Bank A.G. (Banking), Sub.
  Bonds,
  6.00%, 11/03/08                     4,000,000       3,717,480
---------------------------------------------------------------
Tarkett Pegulan AG (Textiles),
  Yankee Sr. Sub. Notes, 9.00%,
  03/01/02                            1,500,000       1,548,750
---------------------------------------------------------------
                                                      5,266,230
---------------------------------------------------------------

MALAYSIA-0.18%

Sungei Way Holdings Berhad
  (Building Materials), Conv.
  Bonds,
  1.25%, 12/11/01                     1,000,000       1,020,000
---------------------------------------------------------------

NETHERLANDS-0.35%

Baan Co., N.V. (Computer
  Software/Services), Conv. Sub.
  Notes,
  4.50%, 12/15/01(a)
  (Acquired 12/12/96; Cost
  $2,000,000)                         2,000,000       2,008,920
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

SWITZERLAND-0.24%

Sandoz Capital BVI Ltd.
  (Chemicals), Yankee Sr. Conv.
  Deb.,
  2.00%, 10/06/02(a)
  (Acquired 03/07/96-06/05/96;
  Cost $1,306,500)                  $ 1,250,000  $    1,343,750
---------------------------------------------------------------

UNITED KINGDOM-0.31%

Danka Business Systems PLC (Office
  Automation), Yankee Conv. Sub.
  Deb., 6.75%, 04/01/02                 300,000         406,320
---------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banking), Yankee Sub. Notes,
  6.375%, 02/01/11                    1,500,000       1,381,635
---------------------------------------------------------------
                                                      1,787,955
---------------------------------------------------------------
      Total U.S. Dollar
         Denominated Foreign Bonds
         & Notes                                     25,021,987
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  FOREIGN BONDS & NOTES(d)-3.22%

AUSTRALIA-1.21%

Australian Government (Foreign
  Governments), Bonds,
  10.00%, 10/15/07             AUD    2,500,000       2,361,110
---------------------------------------------------------------
Treasury Corp. of Victoria
  (Foreign Governments) Gtd. Deb.,
  12.00%, 09/22/01                    4,800,000       4,564,559
---------------------------------------------------------------
                                                      6,925,669
---------------------------------------------------------------

CANADA-2.01%

Bank of Montreal (Banking), Sub.
  Deb.
  7.92%, 07/31/12              CAD    1,850,000       1,471,975
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Services), Deb.,
  11.00%, 10/31/00                    1,500,000       1,283,868
---------------------------------------------------------------
NAV Canada (Transportation),
  Bonds, 7.40%, 06/01/27              3,500,000       2,535,091
---------------------------------------------------------------
Ontario (Province of) (Foreign
  Governments), Sr. Unsubordinated
  Notes,
  8.00%, 03/11/03                     2,300,000       1,849,675
---------------------------------------------------------------
Teleglobe Inc.
  (Telecommunications), Deb.,
  8.35%, 06/20/03                     1,000,000         806,032
---------------------------------------------------------------
Trans Canada Pipeline (Oil &
  Gas-Services), Notes, 10.625%,
  10/20/09                            1,500,000       1,405,134
---------------------------------------------------------------
Westcoast Energy, Inc. (Electric
  Power), Deb., 6.45%, 12/18/06(a)
  (Acquired 12/03/96; Cost
  $2,217,508)                         3,000,000       2,137,004
---------------------------------------------------------------
                                                     11,488,779
---------------------------------------------------------------
      Total Non-U.S. Dollar
         Denominated Foreign Bonds
         & Notes                                     18,414,448
---------------------------------------------------------------

                                      SHARES

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-5.10%

AUSTRALIA-0.16%

News Corp. Ltd.-$5.00 Conv.
  Pfd.(a)
  (Advertising/Broadcasting)
  (Acquired 11/04/96; Cost
  $1,000,000)                            10,000         943,750
---------------------------------------------------------------

                                      SHARES

BERMUDA-0.19%

Terra Nova Holdings Ltd.-Class A
  (Insurance-Multi-Line Property)        50,200  $    1,079,300
---------------------------------------------------------------

BRAZIL-0.14%

Telecomunicacoes Brasileiras S.A.
  Telebras-ADR
  (Telecommunications)                   10,500         803,250
---------------------------------------------------------------

FRANCE-0.49%

AXA-ADR (Insurance-Life &
  Health)(c)                             40,000       1,260,000
---------------------------------------------------------------
Scor S.A.-ADR
  (Insurance-Multi-Line
  Property)(c)                           45,000       1,546,875
---------------------------------------------------------------
                                                      2,806,875
---------------------------------------------------------------

GERMANY-0.11%

Veba A.G. (Electric Power)               10,750         621,751
---------------------------------------------------------------

ISRAEL-0.95%

ECI Telecommunications Ltd.
  Designs (Computer Networking)          24,000         510,000
---------------------------------------------------------------
Tadiran Telecommunications Ltd.
  (Telecommunications)                   48,000       1,074,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)               30,000       1,507,500
---------------------------------------------------------------
TTI Team Telecom International
  Ltd. (Telecommunications)(c)          109,000         681,250
---------------------------------------------------------------
Zag Industries Ltd. (Consumer Non-
  Durables)(c)                          100,000       1,650,000
---------------------------------------------------------------
                                                      5,422,750
---------------------------------------------------------------

ITALY-0.20%

Fila Holding S.p.A.-ADR
  (Retail-Stores)                        20,000       1,162,500
---------------------------------------------------------------

NETHERLANDS-1.03%

Gucci Group N.V. (Textiles)              34,200       2,184,525
---------------------------------------------------------------
Koninklijke Ahold N.V.-ADR
  (Retail-Food & Drug)                   20,200       1,247,350
---------------------------------------------------------------
New Holland N.V.
  (Machinery-Heavy)(c)                   75,000       1,565,625
---------------------------------------------------------------
Unilever N.V.-New York shares
  (Food/Processing)                       5,000         876,250
---------------------------------------------------------------
                                                      5,873,750
---------------------------------------------------------------

NORWAY-0.14%

Petroleum Geo-Services ASA-ADR
  (Oil & Gas-Services)(c)                20,000         780,000
---------------------------------------------------------------

PORTUGAL-0.11%

Telecel-Comunicacaoes Pessoais,
  S.A. (Telecommunications)(c)           10,300         641,175
---------------------------------------------------------------

SPAIN-0.20%

Autopistas, Concesionaria
  Espanola, S.A. (Engineering &
  Construction)                          82,000       1,130,599
---------------------------------------------------------------

SWEDEN-0.08%

Telefonaktiebolaget LM
  Ericsson-ADR
  (Telecommunications)                   15,000         452,813
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

UNITED KINGDOM-1.30%

Bass PLC (Beverages-Alcoholic)           64,350  $      905,111
---------------------------------------------------------------
British Sky Broadcasting Group
  PLC-ADR
  (Advertising/Broadcasting)              6,500         341,250
---------------------------------------------------------------
Dr. Solomon's Group PLC-ADR
  (Computer Software/Services)(c)        31,900         546,288
---------------------------------------------------------------
GCR Holdings, Ltd.
  (Insurance-Multi-Line Property)        35,000         778,750
---------------------------------------------------------------
National Power PLC-ADR (Electric
  Power)                                  8,000         271,000
---------------------------------------------------------------
Nynex CableComms Group PLC-ADR
  (Telecommunications)(c)                17,300         313,563
---------------------------------------------------------------
PowerGen PLC-ADR (Electric Power)        11,000         434,500
---------------------------------------------------------------
Railtrack Group PLC (Railroads)         300,000       1,991,605
---------------------------------------------------------------
SELECT Software Tools-ADR
  (Computer Software/Services)(c)        38,000         693,500
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                        17,000       1,156,000
---------------------------------------------------------------
                                                      7,431,567
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                               29,150,080
---------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT

U.S. TREASURY SECURITIES-12.47%

U.S. TREASURY NOTES & BONDS-12.47%

7.125%, 02/29/00                    $ 2,500,000       2,575,250
---------------------------------------------------------------

U.S. TREASURY NOTES & BONDS-(CONTINUED)

6.25%, 08/31/00                     $ 3,000,000  $    3,013,470
---------------------------------------------------------------
6.125%, 09/30/00                      5,000,000       5,001,550
---------------------------------------------------------------
6.375%, 03/31/01                      5,000,000       5,037,950
---------------------------------------------------------------
6.50%, 05/31/01                      17,000,000      17,201,960
---------------------------------------------------------------
6.625%, 06/30/01                     10,000,000      10,167,100
---------------------------------------------------------------
7.25%, 08/15/04                       2,500,000       2,629,225
---------------------------------------------------------------
7.50%, 02/15/05                       3,000,000       3,207,000
---------------------------------------------------------------
6.50%, 10/15/06                       5,000,000       5,029,650
---------------------------------------------------------------
6.75%, 08/15/26                       8,000,000       8,064,240
---------------------------------------------------------------
6.50%, 11/15/26                       9,500,000       9,326,530
---------------------------------------------------------------
    Total U.S. Treasury Securities                   71,253,925
---------------------------------------------------------------

U.S. GOVERNMENT AGENCY-0.71%

Tennessee Valley Authority, Bonds,
  5.98%, 04/01/36                     4,000,000       4,054,200
---------------------------------------------------------------

REPURCHASE AGREEMENT-2.59%(e)

UBS Securities Inc., 7.05%,
  01/02/97(f)                        14,800,000      14,800,000
---------------------------------------------------------------
TOTAL INVESTMENTS-97.93%                            559,459,962
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.07%                  11,811,032
---------------------------------------------------------------
NET ASSETS-100.00%                               $  571,270,994
===============================================================

Notes to Schedule of Investments:

(a) Restricted security. May be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1996 was $45,153,907, which represented 7.90% of the Fund's net assets.

(b) Zero coupon bonds issued at a discount. The interest rate shown represents the rate of original issue discount.

(c) Non-income producing security.

(d) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.

(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(f) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government agency obligations, 0% to 9.50% due 01/01/98 to 12/15/26.

Abbreviations:

ADR     American Depository Receipt
AUD     Australian Dollar
CAD     Canadian Dollar
Conv.   Convertible
Ctf.    Certificates
Deb.    Debentures
Dep.    Depository
Gtd.    Guaranteed
Pfd.    Preferred
PIK     Payment in kind
PRIDES  Preferred Redeemable Increased Dividend Equity Securities
Sr.     Senior
Sub.    Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996


ASSETS:

Investments, at market value (cost
  $498,250,491)                              $559,459,962
---------------------------------------------------------
Cash                                            2,999,866
---------------------------------------------------------
Foreign currencies, at value (cost
  $1,315,940)                                   1,346,533
---------------------------------------------------------
Receivables for:
  Investments sold                              3,607,046
---------------------------------------------------------
  Fund shares sold                              3,452,526
---------------------------------------------------------
  Interest and dividends                        4,093,040
---------------------------------------------------------
Investment for deferred compensation plan          12,568
---------------------------------------------------------
Other assets                                       30,358
---------------------------------------------------------
    Total assets                              575,001,899
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         2,424,827
---------------------------------------------------------
  Fund shares reacquired                          268,531
---------------------------------------------------------
  Deferred compensation plan                       12,568
---------------------------------------------------------
Accrued advisory fees                             267,735
---------------------------------------------------------
Accrued administrative service fees                 7,360
---------------------------------------------------------
Accrued distribution fees                         407,435
---------------------------------------------------------
Accrued transfer agent fees                       135,599
---------------------------------------------------------
Accrued trustees' fees                              2,326
---------------------------------------------------------
Accrued operating expenses                        204,524
---------------------------------------------------------
    Total liabilities                           3,730,905
---------------------------------------------------------
Net assets applicable to shares outstanding  $571,270,994
---------------------------------------------------------

NET ASSETS:

Class A                                      $334,188,942
---------------------------------------------------------
Class B                                      $237,082,052
---------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        15,302,713
---------------------------------------------------------
Class B                                        10,858,135
---------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                    $      21.84
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.84 divided
      by 95.25%)                             $      22.93
---------------------------------------------------------
Class B:
  Net asset value and offering price per
    share                                    $      21.83
---------------------------------------------------------


STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Interest                                     $11,408,100
--------------------------------------------------------
Dividends (net of $80,119 foreign
  withholding tax)                             3,218,786
--------------------------------------------------------
    Total investment income                   14,626,886
--------------------------------------------------------

EXPENSES:

Advisory fees                                  2,151,655
--------------------------------------------------------
Custodian fees                                    87,018
--------------------------------------------------------
Distribution fees-Class A                        513,190
--------------------------------------------------------
Distribution fees-Class B                      1,496,606
--------------------------------------------------------
Administrative service fees                       72,493
--------------------------------------------------------
Trustees' fees                                     7,695
--------------------------------------------------------
Transfer agent fees-Class A                      346,494
--------------------------------------------------------
Transfer agent fees-Class B                      345,863
--------------------------------------------------------
Other                                            290,311
--------------------------------------------------------
    Total expenses                             5,311,325
--------------------------------------------------------
Less: Expenses paid indirectly                    (6,056)
--------------------------------------------------------
    Net expenses                               5,305,269
--------------------------------------------------------
Net investment income                          9,321,617
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  TRANSACTIONS AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       10,964,707
--------------------------------------------------------
  Foreign currency transactions                  (48,145)
--------------------------------------------------------
  Futures contracts                            1,800,020
--------------------------------------------------------
                                              12,716,582
--------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                       41,945,636
--------------------------------------------------------
  Foreign currencies                              35,607
--------------------------------------------------------
  Futures contracts                              (15,850)
--------------------------------------------------------
                                              41,965,393
--------------------------------------------------------
Net gain from investment securities,
  foreign currencies and futures contracts    54,681,975
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $64,003,592
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996           1995
                                                              ------------   ------------

OPERATIONS:

  Net investment income                                       $  9,321,617   $  2,293,374
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currency transactions and futures contracts                 12,716,582      3,819,964
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            41,965,393     20,162,424
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        64,003,592     26,275,762
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (6,033,635)    (1,509,535)
-----------------------------------------------------------------------------------------
  Class B                                                       (3,100,998)      (772,889)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (6,912,890)            --
-----------------------------------------------------------------------------------------
  Class B                                                       (4,888,186)            --
-----------------------------------------------------------------------------------------
Net equalization credits                                         7,707,610      1,435,649
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      212,483,093     39,846,397
-----------------------------------------------------------------------------------------
  Class B                                                      143,138,052     41,781,556
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 406,396,638    107,056,940
-----------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                          164,874,356     57,817,416
-----------------------------------------------------------------------------------------
  End of period                                               $571,270,994   $164,874,356
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $496,452,940   $140,831,795
-----------------------------------------------------------------------------------------
  Undistributed net investment income                           10,459,581      2,564,987
-----------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currency transactions and futures
    contracts                                                    3,118,901      2,203,395
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    61,239,572     19,274,179
-----------------------------------------------------------------------------------------
                                                              $571,270,994   $164,874,356
=========================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
G. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $72,493 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, AFS was paid $385,524 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $5,514 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $542 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $6,056 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $513,190 and $1,496,606, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $611,603 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $50,028 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,320 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $1,100,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $573,899,491 and $232,187,528, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $67,286,915
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,085,031)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $61,201,884
=========================================================
Cost of investments for tax purposes is $498,258,078.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                                                          1996                             1995
                                                              ----------------------------      ---------------------------
                                                                SHARES           VALUE           SHARES           VALUE
                                                              ----------      ------------      ---------      ------------
Sold:
  Class A                                                     11,936,333      $241,163,392      2,972,256      $ 52,107,491
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      7,608,028       153,665,571      2,739,743        47,601,025
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        571,269        11,884,617         76,297         1,334,447
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                        347,628         7,257,995         38,541           678,897
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (2,004,527)      (40,564,916)      (819,551)      (13,595,541)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (876,383)      (17,785,514)      (384,332)       (6,498,366)
---------------------------------------------------------------------------------------------------------------------------
                                                              17,582,348      $355,621,145      4,622,954      $ 81,627,953
===========================================================================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the three-year period ended December 31, 1996, the four months ended December 31, 1993 and each of the years in the six-year period ended August 31, 1993 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period October 18, 1993 (date sales commenced) through December 31, 1993. Prior to October 15, 1993, the Fund was known as AIM Convertible Securities, Inc. and had a different investment objective.

                                                      DECEMBER 31,                                    AUGUST 31,
                                     ----------------------------------------------    -----------------------------------------
                                       1996          1995        1994        1993        1993       1992       1991       1990
    CLASS A:                         --------      --------    --------    --------    --------   --------   --------   --------
Net asset value, beginning of
 period                              $  19.22      $  14.62    $  16.10    $  15.97    $  12.77   $  12.04   $   9.73   $  10.67
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
Income from investment operations:
 Net investment income                   0.66          0.49        0.44        0.10        0.32       0.29       0.28       0.32
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
 Net gains (losses) on securities
   (both realized and unrealized)        2.99          4.57       (1.31)       0.18        3.18       0.74       2.33      (0.91)
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
   Total from investment operations      3.65          5.06       (0.87)       0.28        3.50       1.03       2.61      (0.59)
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income                               (0.55)        (0.46)      (0.39)      (0.15)      (0.30)     (0.30)     (0.30)     (0.35)
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
 Distributions from net realized
   capital gains                        (0.48)           --       (0.22)         --          --         --         --         --
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
   Total distributions                  (1.03)        (0.46)      (0.61)      (0.15)      (0.30)     (0.30)     (0.30)     (0.35)
-----------------------------------  --------      --------    --------    --------    --------   --------   --------   --------
Net asset value, end of period       $  21.84      $  19.22    $  14.62    $  16.10    $  15.97   $  12.77   $  12.04   $   9.73
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Total return(a)                         19.25%        34.97%      (5.44)%      1.76%      27.75%      8.66%     27.41%     (5.67)%
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $334,189      $ 92,241    $ 37,572    $ 23,520    $ 19,497   $ 11,796   $ 11,750   $ 10,965
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Ratio of expenses to average net
 assets                                  1.15%(b)(c)   1.43%(d)    1.25%(e)    2.17%(f)    2.07%      2.12%      2.39%      2.15%
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Ratio of net investment income to
 average net assets                      2.97%(b)      2.81%(d)    3.07%(e)    1.81%(f)    2.23%      2.32%      2.74%      3.18%
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Portfolio turnover rate                 71.90%        76.63%      76.18%     233.10%     154.47%    165.53%    208.11%    307.08%
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Average broker commission rate(g)    $ 0.0558           N/A         N/A         N/A         N/A        N/A        N/A        N/A
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Borrowings for the period:
Amount of debt outstanding at end
 of period                                 --            --          --          --          --         --         --         --
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Average amount of debt outstanding
 during the period(h)                      --            --          --          --          --         --         --   $138,181
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Average number of shares
 outstanding during the period
 (000s omitted)(h)                      9,778         3,173       2,061       1,305       1,046        939      1,051      1,238
===================================  ========      ========    ========    ========    ========   ========   ========   ========
Average amount of debt per share
 during the period                         --            --          --          --          --         --         --   $  0.110
===================================  ========      ========    ========    ========    ========   ========   ========   ========

                                         AUGUST 31,
                                     -------------------
                                       1989       1988
    CLASS A:                         --------   --------
Net asset value, beginning of
 period                              $   9.08   $  11.89
-----------------------------------  --------   --------
Income from investment operations:
 Net investment income                   0.39       0.42
-----------------------------------  --------   --------
 Net gains (losses) on securities
   (both realized and unrealized)        1.63      (2.65)
-----------------------------------  --------   --------
   Total from investment operations      2.02      (2.23)
-----------------------------------  --------   --------
Less distributions:
 Dividends from net investment
   income                               (0.43)     (0.50)
-----------------------------------  --------   --------
 Distributions from net realized
   capital gains                           --      (0.08)
-----------------------------------  --------   --------
   Total distributions                  (0.43)     (0.58)
-----------------------------------  --------   --------
Net asset value, end of period       $  10.67   $   9.08
===================================  ========   ========
Total return(a)                         22.96%    (18.57)%
===================================  ========   ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $ 14,405   $ 16,789
===================================  ========   ========
Ratio of expenses to average net
 assets                                  1.94%      2.31%
===================================  ========   ========
Ratio of net investment income to
 average net assets                      3.99%      4.50%
===================================  ========   ========
Portfolio turnover rate                149.42%    117.73%
===================================  ========   ========
Average broker commission rate(g)         N/A        N/A
===================================  ========   ========
Borrowings for the period:
Amount of debt outstanding at end
 of period                           $260,000         --
===================================  ========   ========
Average amount of debt outstanding
 during the period(h)                $ 83,195         --
===================================  ========   ========
Average number of shares
 outstanding during the period
 (000s omitted)(h)                      1,589      2,131
===================================  ========   ========
Average amount of debt per share
 during the period                   $  0.052         --
===================================  ========   ========

(a) Total returns do not deduct sales charges and are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $205,275,849.
(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.46% and 2.78%, respectively.
(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.68% and 2.64%, respectively.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.
(h) Averages computed on a daily basis.

                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                 1996           1995           1994           1993
CLASS B:                                                       --------       --------       --------       --------
Net asset value, beginning of period                           $  19.22       $  14.62       $  16.11       $  16.69
------------------------------------------------------------   --------       --------       --------       --------
Income from investment operations:
 Net investment income                                             0.48           0.31           0.31           0.04
------------------------------------------------------------   --------       --------       --------       --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                     2.99           4.61          (1.31)         (0.58)
------------------------------------------------------------   --------       --------       --------       --------
     Total from investment operations                              3.47           4.92          (1.00)         (0.54)
------------------------------------------------------------   --------       --------       --------       --------
Less distributions:
 Dividends from net investment income                             (0.38)         (0.32)         (0.27)         (0.04)
------------------------------------------------------------   --------       --------       --------       --------
 Distributions from net realized capital gains                    (0.48)            --          (0.22)            --
------------------------------------------------------------   --------       --------       --------       --------
     Total distributions                                          (0.86)         (0.32)         (0.49)         (0.04)
------------------------------------------------------------   --------       --------       --------       --------
Net asset value, end of period                                 $  21.83       $  19.22       $  14.62       $  16.11
============================================================   ========       ========       ========       ========
Total return(a)                                                   18.28%         33.93%         (6.23)%        (3.23)%
============================================================   ========       ========       ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $237,082       $ 72,634       $ 20,245       $  2,754
============================================================   ========       ========       ========       ========
Ratio of expenses to average net assets                            1.97%(b)(c)     2.21%(d)      1.98%(e)       2.83%(f)
============================================================   ========       ========       ========       ========
Ratio of net investment income to average net assets               2.15%(b)       2.03%(d)       2.34%(e)       1.15%(f)
============================================================   ========       ========       ========       ========
Portfolio turnover rate                                           71.90%         76.63%         76.18%        233.10%
============================================================   ========       ========       ========       ========
Average broker commission rate(g)                              $ 0.0558            N/A            N/A            N/A
============================================================   ========       ========       ========       ========

(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $149,660,567.
(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.23% and 2.01%, respectively.
(e) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 2.45% and 1.87%, respectively.
(f) Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

NOTE 8 - SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Global Utilities Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Global Utilities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Global Utilities Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                                     MARKET
                                        SHARES       VALUE

DOMESTIC COMMON STOCKS-51.90%

ADVERTISING/BROADCASTING-0.33%

Univision Communications, Inc.(a)         21,800  $    806,600
--------------------------------------------------------------

COMPUTER MAINFRAMES-0.21%

ViaSat, Inc.(a)                           57,000       513,000
--------------------------------------------------------------

COMPUTER NETWORKING-0.88%

Ascend Communications, Inc.(a)            34,600     2,149,525
--------------------------------------------------------------

COMPUTER PERIPHERALS-0.25%

U.S. Robotics Corp.(a)                     8,500       612,000
--------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES-0.40%

Puma Technology, Inc.(a)                  34,700       598,575
--------------------------------------------------------------
White Pine Software, Inc.(a)              50,000       362,500
--------------------------------------------------------------
                                                       961,075
--------------------------------------------------------------

ELECTRIC POWER-18.36%

AES Corp.(a)                              17,500       813,750
--------------------------------------------------------------
Allegheny Power System, Inc.             141,500     4,298,063
--------------------------------------------------------------
Carolina Power & Light Co.                70,000     2,555,000
--------------------------------------------------------------
Destec Energy, Inc.(a)                    50,000       781,250
--------------------------------------------------------------
DQE, Inc.                                110,000     3,190,000
--------------------------------------------------------------
Edison International                      67,000     1,331,625
--------------------------------------------------------------
FPL Group, Inc.                           94,700     4,356,200
--------------------------------------------------------------
GPU, Inc.                                107,500     3,614,687
--------------------------------------------------------------
Houston Industries, Inc.                  94,400     2,135,800
--------------------------------------------------------------
Illinova Corp.                            95,500     2,626,250
--------------------------------------------------------------
NIPSCO Industries, Inc.                  100,000     3,962,500
--------------------------------------------------------------
Pinnacle West Capital Corp.              200,000     6,350,000
--------------------------------------------------------------
Sierra Pacific Resources                  45,500     1,308,125
--------------------------------------------------------------
Southern Co.                             185,000     4,185,625
--------------------------------------------------------------
Texas Utilities Co.                       78,300     3,190,725
--------------------------------------------------------------
                                                    44,699,600
--------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-1.62%

Calenergy, Inc.(a)                        48,888     1,643,859
--------------------------------------------------------------
Teco Energy, Inc.                         95,000     2,291,875
--------------------------------------------------------------
                                                     3,935,734
--------------------------------------------------------------

GAS DISTRIBUTION-1.55%

KN Energy, Inc.                           31,600     1,240,300
--------------------------------------------------------------
Public Service Co. of Colorado            65,200     2,534,650
--------------------------------------------------------------
                                                     3,774,950
--------------------------------------------------------------

NATURAL GAS PIPELINE-10.82%

Columbia Gas System, Inc.                 30,700     1,953,287
--------------------------------------------------------------
El Paso Natural Gas Co.                  139,500     7,044,750
--------------------------------------------------------------
Enron Corp.                               94,500     4,075,312
--------------------------------------------------------------
PanEnergy Corp.                           76,200     3,429,000
--------------------------------------------------------------
Sonat, Inc.                               82,300     4,238,450
--------------------------------------------------------------
Williams Companies, Inc. (The)           149,700     5,613,750
--------------------------------------------------------------
                                                    26,354,549
--------------------------------------------------------------

OIL & GAS (SERVICES)-0.22%

TPC Corp.(a)                              60,000       540,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES       VALUE

REAL ESTATE-0.57%

Cali Realty Corp.                         45,000  $  1,389,375
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-2.30%

Crescent Real Estate Equities, Inc.       15,500       817,625
--------------------------------------------------------------
Meditrust Corp.                           24,400       976,000
--------------------------------------------------------------
OMEGA Healthcare Investors, Inc.          32,000     1,064,000
--------------------------------------------------------------
Patriot American Hospitality, Inc.        30,400     1,311,000
--------------------------------------------------------------
Public Storage, Inc.                      27,000       837,000
--------------------------------------------------------------
Starwood Lodging Trust                    11,000       606,375
--------------------------------------------------------------
                                                     5,612,000
--------------------------------------------------------------

TELECOMMUNICATIONS-4.70%

ADC Telecommunications, Inc.(a)           56,600     1,761,675
--------------------------------------------------------------
AT&T Corp.                                27,000     1,174,500
--------------------------------------------------------------
CellNet Data Systems Inc.(a)              42,000       614,250
--------------------------------------------------------------
Frontier Corp.                            80,000     1,810,000
--------------------------------------------------------------
Lucent Technologies, Inc.                 29,000     1,341,250
--------------------------------------------------------------
McLeod, Inc.-Class A(a)                   40,000     1,020,000
--------------------------------------------------------------
MFS Communications Company, Inc.(a)        1,343        73,193
--------------------------------------------------------------
Superior Telecom Inc.(a)                  45,000       916,875
--------------------------------------------------------------
Teleport Communications Group
  Inc.-Class A(a)                         25,000       762,500
--------------------------------------------------------------
360 Communications Co.(a)                 26,000       601,250
--------------------------------------------------------------
WorldCom, Inc.(a)                         52,534     1,369,167
--------------------------------------------------------------
                                                    11,444,660
--------------------------------------------------------------

TELEPHONE-9.69%

Ameritech Corp.                           75,200     4,559,000
--------------------------------------------------------------
BellSouth Corp.                          102,600     4,142,475
--------------------------------------------------------------
Century Telephone Enterprises             66,800     2,062,450
--------------------------------------------------------------
Cincinnati Bell, Inc.                    117,000     7,210,125
--------------------------------------------------------------
GTE Corp.                                 40,000     1,820,000
--------------------------------------------------------------
SBC Communications, Inc.                  73,500     3,803,625
--------------------------------------------------------------
                                                    23,597,675
--------------------------------------------------------------
    Total Domestic Common Stocks                   126,390,743
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-2.82%

ADVERTISING/BROADCASTING-0.34%

Time Warner Inc.-Series M,
  10.25% Conv. PIK Pfd                       806       862,913
--------------------------------------------------------------

ELECTRIC SERVICES-0.48%

Citizens Utilities Co.-$2.50 Conv.
  Pfd.                                    24,400     1,165,100
--------------------------------------------------------------

GAS UTILITY-0.66%

MCN Corp.-$2.01 Conv. Pfd. PRIDES         57,000     1,574,625
--------------------------------------------------------------

OIL & GAS (SERVICES)-0.29%

Enron Corp.-$1.36 Conv. Pfd.              30,000       720,000
--------------------------------------------------------------

TELECOMMUNICATIONS-0.88%

MFS Communications Company,
  Inc.-$2.68 Conv. Pfd.                   23,500     2,144,375
--------------------------------------------------------------

TELEPHONE-0.17%

Salomon Inc.-$3.48 Conv. Pfd.              6,700       403,675
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                               6,870,688
--------------------------------------------------------------

                                                     MARKET
                                        SHARES       VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-26.98%

ARGENTINA-0.79%

Central Costanera S.A.-Class B
  (Electric Power)                       475,200  $  1,454,403
--------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                             18,300       473,513
--------------------------------------------------------------
                                                     1,927,916
--------------------------------------------------------------

AUSTRALIA-0.19%

News Corp. Ltd.-$5.00 Conv. Pfd.(b)
  (Advertising/Broadcasting)
  (Acquired 11/04/96; Cost $500,000)       5,000       471,875
--------------------------------------------------------------

AUSTRIA-0.39%

Oesterreichische
  Elektrizitaetswirtschafts A.G.-
  Class A (Electric Power)                12,500       935,610
--------------------------------------------------------------

BRAZIL-1.03%

Eletricidade de Sao Paulo S.A.(a)
  (Electric Power)                         3,990       589,419
--------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  Telebras-ADR (Telecommunications)       25,000     1,912,500
--------------------------------------------------------------
                                                     2,501,919
--------------------------------------------------------------

CANADA-1.43%

Manitoba Telephone System(a)
  (Telecommunications)                    95,000       901,921
--------------------------------------------------------------
TELUS Corp. (Telecommunications)          95,000     1,380,632
--------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas
  Pipeline)                               71,900     1,204,325
--------------------------------------------------------------
                                                     3,486,878
--------------------------------------------------------------

CHILE-1.54%

Cia. de Telecomunicaciones de Chile
  S.A.-ADR (Telecommunications)           19,000     1,921,375
--------------------------------------------------------------
Empresa Nacional de Electricidad
  S.A.-ADR (Electric Power)               29,800       461,900
--------------------------------------------------------------
Enersis S.A.-ADR (Electric Power)         49,600     1,376,400
--------------------------------------------------------------
                                                     3,759,675
--------------------------------------------------------------

GERMANY-1.66%

Deutsche Telekom-ADR(a) (Telephone)       66,500     1,354,938
--------------------------------------------------------------
VEBA A.G. (Electric Power)                46,500     2,689,433
--------------------------------------------------------------
                                                     4,044,371
--------------------------------------------------------------

HONG KONG-0.24%

Asia Satellite Telecommunications
  Holdings Ltd.- ADR(a)
  (Telecommunications)                    24,800       579,700
--------------------------------------------------------------

INDONESIA-0.31%

PT Indosat-ADR (Telecommunications)       27,700       758,288
--------------------------------------------------------------

ISRAEL-0.78%

ECI Telecommunications Ltd. Designs
  (Computer Networking)                   33,200       705,500
--------------------------------------------------------------
Tadiran Telecommunications Ltd.
  (Telecommunications)                    40,000       895,000
--------------------------------------------------------------
TTI Team Telecom International
  Ltd.(a) (Telecommunications)            48,500       303,125
--------------------------------------------------------------
                                                     1,903,625
--------------------------------------------------------------

ITALY-1.37%

Telecom Italia Mobile S.p.A.
  (Telecommunications)                   578,300     1,465,764
--------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                   717,000     1,862,215
--------------------------------------------------------------
                                                     3,327,979
--------------------------------------------------------------

                                                     MARKET
                                        SHARES       VALUE

JAPAN-0.27%

Nippon Telegraph & Telephone
  (Telecommunications)                        85  $    644,418
--------------------------------------------------------------

NETHERLANDS-0.84%

Royal PTT Nederland N.V.-ADR
  (Telephone)                             54,170     2,051,689
--------------------------------------------------------------

NEW ZEALAND-1.42%

Telecom Corp. of New Zealand
  Ltd.-ADR (Telecommunications)           42,800     3,466,800
--------------------------------------------------------------

PERU-0.49%

Luz del Sur S.A.(a) (Electric Power)      32,000       578,000
--------------------------------------------------------------
Telefonica del Peru S.A.-ADR(b)
  (Telecommunications)                    33,000       622,875
--------------------------------------------------------------
                                                     1,200,875
--------------------------------------------------------------

PORTUGAL-0.88%

Portugal Telecom S.A.-ADR
  (Telecommunications)                    65,700     1,856,025
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A.(a) (Telecommunications)             4,600       286,350
--------------------------------------------------------------
                                                     2,142,375
--------------------------------------------------------------

SOUTH KOREA-0.36%

Korea Electric Power Corp.-ADR
  (Electric Power)                        42,600       873,300
--------------------------------------------------------------

SPAIN-3.13%

Autopistas Concesionaria Espanola
  S.A. (Engineering & Construction)       77,000     1,061,660
--------------------------------------------------------------
Empresa Nacional de Electricidad
  S.A.-ADR (Electric Power)               20,000     1,400,000
--------------------------------------------------------------
Iberdrola S.A. (Electric Power)          233,000     3,302,292
--------------------------------------------------------------
Telefonica de Espana-ADR
  (Telecommunications)                    26,800     1,855,900
--------------------------------------------------------------
                                                     7,619,852
--------------------------------------------------------------

SWEDEN-0.49%

Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                    39,500     1,192,406
--------------------------------------------------------------

UNITED KINGDOM-7.97%

British Sky Broadcasting Group
  PLC-ADR (Advertising/Broadcasting)      10,000       525,000
--------------------------------------------------------------
Hyder PLC (Water Supply)                  53,955       687,263
--------------------------------------------------------------
London Electricity PLC (Electric
  Power)                                 137,057     1,597,863
--------------------------------------------------------------
National Grid Group PLC (Electric
  Power)                                 102,537       343,430
--------------------------------------------------------------
National Power PLC (Electric Power)      175,000     1,466,078
--------------------------------------------------------------
National Power PLC-ADR (Electric
  Power)                                  40,000     1,355,000
--------------------------------------------------------------
Nynex CableComms Group-ADR(a)
  (Telecommunications)                    37,500       679,688
--------------------------------------------------------------
PowerGen PLC (Electrical Power)          209,500     2,060,185
--------------------------------------------------------------
PowerGen PLC-ADR (Electric Power)         40,900     1,615,550
--------------------------------------------------------------
Scottish Power PLC (Electrical
  Power)                                 201,550     1,218,899
--------------------------------------------------------------
Southern Electric PLC(a) (Electric
  Power)                                  67,200       916,416
--------------------------------------------------------------
United Utilities PLC (Water Supply)      197,100     2,096,952
--------------------------------------------------------------
Wessex Water PLC (Water Supply)          169,750     1,081,840
--------------------------------------------------------------
Yorkshire Electricity Group PLC
  (Electric Power)                       144,941     1,998,929
--------------------------------------------------------------
Yorkshire Water PLC (Water Supply)       145,800     1,760,990
--------------------------------------------------------------
                                                    19,404,083
--------------------------------------------------------------

                                                     MARKET
                                        SHARES       VALUE

VENEZUELA-1.40%

Cia. Anonima Nacional Telefonos de
  Venezuela(a) (Telephone)               121,400  $  3,414,375
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              65,708,009
--------------------------------------------------------------

                                       PRINCIPAL
                                        AMOUNT

DOMESTIC CONVERTIBLE BONDS-1.00%

CABLE TELEVISION-0.57%

International Cabletel Inc.,
  Conv. Sub. Notes, 7.00%, 06/15/08   $1,500,000     1,376,250
--------------------------------------------------------------

SEMICONDUCTORS-0.43%

Analog Devices,
  Conv. Sub. Notes, 3.50%, 12/01/00      750,000     1,047,660
--------------------------------------------------------------
    Total Domestic Convertible Bonds                 2,423,910
--------------------------------------------------------------

DOMESTIC NON-CONVERTIBLE BONDS-8.51%

ADVERTISING/BROADCASTING-1.28%

Comcast Corp.,
  Sr. Sub. Deb., 9.50%, 01/15/08         900,000       936,000
--------------------------------------------------------------
Time Warner, Inc.,
  Deb., 6.85%, 01/15/26                1,000,000       983,190
--------------------------------------------------------------
Time Warner, Inc.,
  Notes, 8.18%, 08/15/07               1,150,000     1,198,990
--------------------------------------------------------------
                                                     3,118,180
--------------------------------------------------------------

ELECTRIC POWER-2.10%

El Paso Electric Co.,
  First Mortgage Bonds, 8.90%,
  02/01/06                             1,425,000     1,488,455
--------------------------------------------------------------
Indiana Michigan Power,
  Deb., 9.82%, 12/07/22                3,021,728     3,645,775
--------------------------------------------------------------
                                                     5,134,230
--------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-1.02%

AES Corp.,
  Sr. Sub. Notes, 10.25%, 07/15/06       925,000       994,375
--------------------------------------------------------------
California Energy Co.,
  Disc. Notes, 10.25%, 01/15/04(c)     1,400,000     1,484,000
--------------------------------------------------------------
                                                     2,478,375
--------------------------------------------------------------

GAS DISTRIBUTION-0.42%

Ferrellgas Partners,
  Sr. Notes, 9.375%, 06/15/06          1,000,000     1,021,250
--------------------------------------------------------------

                                       PRINCIPAL     MARKET
                                        AMOUNT       VALUE

NATURAL GAS PIPELINE-2.48%

Enron Corp.,
  Sr. Sub. Deb., 6.75%, 07/01/05      $3,750,000  $  3,712,950
--------------------------------------------------------------
PanEnergy Corp.,
  Notes, 7.875%, 08/15/04              2,205,000     2,329,384
--------------------------------------------------------------
                                                     6,042,334
--------------------------------------------------------------

TELECOMMUNICATIONS-1.21%

AT&T Corp.,
  Sr. Notes, 7.75%, 03/01/07           1,850,000     1,961,315
--------------------------------------------------------------
TCI Communications Inc.,
  Sr. Notes, 8.00%, 08/01/05           1,000,000       980,440
--------------------------------------------------------------
                                                     2,941,755
--------------------------------------------------------------
    Total Domestic Non-Convertible
      Bonds                                         20,736,124
--------------------------------------------------------------

FOREIGN NON-CONVERTIBLE BONDS-4.63%

CANADA-4.63%(d)

Bell Canada (Telecommunications),
  Deb., 10.875%, 10/11/04              1,700,000     1,550,398
--------------------------------------------------------------
Bell Canada (Telecommunications),
  Deb., Series EW, 8.80%, 08/17/05       950,000       791,956
--------------------------------------------------------------
Canadian Oil Debco Inc.
  (Oil & Gas-Services), Deb.,
  11.00%, 10/31/00                     1,750,000     1,497,846
--------------------------------------------------------------
Ontario Hydro (Electric Power),
  Global Bonds,
  9.00%, 06/24/02                      2,500,000     2,097,422
--------------------------------------------------------------
Teleglobe Canada Inc.
  (Telecommunications),
  Deb., 8.35%, 06/20/03                2,400,000     1,934,477
--------------------------------------------------------------
Trans-Canada Pipelines
  (Oil & Gas-Services),
  Series MTN, 8.55%, 02/01/06          2,150,000     1,759,662
--------------------------------------------------------------
Trans-Canada Pipelines
  (Oil & Gas-Services),
  Series Q Deb., 10.625%, 10/20/09     1,750,000     1,639,323
--------------------------------------------------------------
    Total Foreign Non-Convertible
      Bonds                                         11,271,084
--------------------------------------------------------------

REPURCHASE AGREEMENT-1.67%(e)

UBS Securities Inc., 7.05%,
  01/02/97(f)                          4,071,574     4,071,574
--------------------------------------------------------------
TOTAL INVESTMENT SECURITIES-97.51%                 237,472,132
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.49%                  6,059,347
--------------------------------------------------------------
NET ASSETS-100.00%                                $243,531,479
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at December 31, 1996 was $471,875 which represented 0.21% of the Fund's net assets.

(c) Discounted bond at purchase. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.

(d) Foreign denominated security. Par value and coupon are denominated in Canadian dollars.

(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

(f) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government agency obligations, 0% to 9.50% due 01/01/98 to 12/15/26.

Abbreviations:

ADR    - American Depository Receipt     PIK    - Payment in Kind
Conv.  - Convertible                     PRIDES - Preferred Redeemable Increased
Deb.   - Debentures                               Dividend Equity Securities
MTN    - Medium Term Notes               Sr.    - Senior
Pfd.   - Preferred                       Sub.   - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996


ASSETS:

Investments, at market value (cost
  $186,366,979)                              $237,472,132
---------------------------------------------------------
Foreign currencies, at market value (cost
  $296,186)                                       300,364
---------------------------------------------------------
Receivables for:
  Investments sold                              5,994,069
---------------------------------------------------------
  Fund shares sold                                335,450
---------------------------------------------------------
  Dividends and interest                        1,284,171
---------------------------------------------------------
Investment for deferred compensation plan          15,551
---------------------------------------------------------
Other assets                                       15,665
---------------------------------------------------------
    Total assets                              245,417,402
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           922,062
---------------------------------------------------------
  Fund shares reacquired                          170,722
---------------------------------------------------------
  Dividends                                       288,972
---------------------------------------------------------
  Deferred compensation                            15,551
---------------------------------------------------------
Accrued advisory fees                             118,710
---------------------------------------------------------
Accrued administrative service fees                 7,045
---------------------------------------------------------
Accrued distribution fees                         196,866
---------------------------------------------------------
Accrued trustees' fees                              1,702
---------------------------------------------------------
Accrued transfer agent fees                        64,046
---------------------------------------------------------
Accrued operating expenses                        100,247
---------------------------------------------------------
    Total liabilities                           1,885,923
---------------------------------------------------------
Net assets applicable to shares outstanding  $243,531,479
=========================================================

NET ASSETS:

Class A                                      $164,001,056
=========================================================
Class B                                      $ 79,530,423
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        10,244,650
=========================================================
Class B                                         4,967,904
=========================================================
Class A:
  Net asset value and redemption price
    per share                                $      16.01
=========================================================
  Offering price per share:
    (Net asset value of $16.01 divided
      by 94.50%)                             $      16.94
=========================================================
Class B:
  Net asset value and offering price
    per share                                $      16.01
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Dividends (net of $490,882 foreign
withholding tax)                              $ 8,553,274
---------------------------------------------------------
Interest                                        2,922,874
---------------------------------------------------------
    Total investment income                    11,476,148
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,397,762
---------------------------------------------------------
Administrative service fees                        80,256
---------------------------------------------------------
Custodian fees                                     91,811
---------------------------------------------------------
Trustees' fees                                      7,354
---------------------------------------------------------
Distribution fees -- Class A                      409,087
---------------------------------------------------------
Distribution fees -- Class B                      759,491
---------------------------------------------------------
Transfer agent fees -- Class A                    334,220
---------------------------------------------------------
Transfer agent fees -- Class B                    185,241
---------------------------------------------------------
Other                                             147,813
---------------------------------------------------------
    Total expenses                              3,413,035
---------------------------------------------------------
Less: Expenses paid indirectly                     (3,909)
---------------------------------------------------------
    Net expenses                                3,409,126
---------------------------------------------------------
Net investment income                           8,067,022
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
   TRANSACTIONS:

Net realized gain from:

  Investment securities                         9,910,387
---------------------------------------------------------
  Foreign currency transactions                    31,633
---------------------------------------------------------
                                                9,942,020
---------------------------------------------------------
Unrealized appreciation of:
  Investment securities                        12,235,592
---------------------------------------------------------
  Foreign currencies                               12,071
---------------------------------------------------------
                                               12,247,663
---------------------------------------------------------
    Net gain from investment securities and
      foreign currencies                       22,189,683
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $30,256,705
=========================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996            1995

OPERATIONS:

  Net investment income                                       $  8,067,022    $  8,470,013
------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and
    foreign currencies                                           9,942,020         937,755
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                          12,247,663      42,939,910
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        30,256,705      52,347,678
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (6,101,120)     (6,295,577)
------------------------------------------------------------------------------------------
  Class B                                                       (2,294,587)     (1,690,557)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (21,359,001)    (12,765,899)
------------------------------------------------------------------------------------------
  Class B                                                        1,711,797      16,638,939
------------------------------------------------------------------------------------------
    Net increase in net assets                                   2,213,794      48,234,584
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          241,317,685     193,083,101
------------------------------------------------------------------------------------------
  End of period                                               $243,531,479    $241,317,685
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $201,870,971    $221,523,475
------------------------------------------------------------------------------------------
  Undistributed net investment income                              112,764         404,516
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and foreign currencies                (9,567,151)    (19,477,538)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          51,114,895      38,867,232
------------------------------------------------------------------------------------------
                                                              $243,531,479    $241,317,685
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Securities listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid and asked prices. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during the period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1996, undistributed net investment income was increased by $36,933, paid-in capital reduced by $5,300 and undistributed net realized gains increased by $31,633 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,488,489 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $80,256 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, AFS was paid $325,229 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $3,649 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $260 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $3,909 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $409,087 and $759,491, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $95,058 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $145,184 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,406 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $3,600,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $112,908,079 and $136,028,500, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $52,730,707
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,747,178)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $50,983,529
=========================================================

Cost of investments for tax purposes is $186,488,603.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                1996                      1995
                       -----------------------   -----------------------
                        SHARES        VALUE       SHARES        VALUE
                       ---------   -----------   ---------   -----------
Sold:
  Class A              2,473,508   $36,689,173   3,040,993   $39,908,471
------------------------------------------------------------------------
  Class B              1,424,455    21,097,067   2,223,714    29,286,592
------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                353,355     5,316,653     417,851     5,505,279
------------------------------------------------------------------------
  Class B                127,578     1,926,340     106,557     1,413,598
------------------------------------------------------------------------
Reacquired:
  Class A              (4,274,871) (63,364,827)  (4,470,353) (58,179,649)
------------------------------------------------------------------------
  Class B              (1,425,633) (21,311,610)  (1,083,006) (14,061,251)
------------------------------------------------------------------------
                       (1,321,608) $(19,647,204)   235,756   $ 3,873,040
========================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the eight-year period ended December 31, 1996 and the period January 18, 1988 (date operations commenced) through December 31, 1988 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                              CLASS A SHARES
                          -----------------------------------------------------------------------------------------------------
                            1996             1995          1994         1993       1992(a)       1991       1990         1989
                          --------         --------      --------     --------     --------     -------    -------      -------
Net asset value,
 beginning of period      $ 14.59          $  11.85      $  14.09     $  13.31     $  13.75     $ 12.45    $ 13.73      $ 10.99
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
Income from investment
 operations:
 Net investment income       0.55              0.55          0.59         0.60         0.67        0.70       0.66         0.77
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
 Net gains (losses) on
   securities (both
   realized and
   unrealized)               1.43              2.71         (2.20)        1.02         0.36        2.12      (1.10)        3.06
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
   Total from
     investment
     operations              1.98              3.26         (1.61)        1.62         1.03        2.82      (0.44)        3.83
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
Less distributions:
 Dividends from net
   investment income        (0.56)            (0.52)        (0.60)       (0.61)       (0.68)      (0.66)     (0.70)       (0.69)
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
 Distributions from net
   realized capital
   gains                       --                --            --        (0.23)       (0.79)      (0.86)     (0.14)       (0.40)
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
 Returns of capital            --                --         (0.03)          --           --          --         --           --
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
   Total distributions      (0.56)            (0.52)        (0.63)       (0.84)       (1.47)      (1.52)     (0.84)       (1.09)
-----------------------   --------         --------      --------     --------     --------     -------    -------      -------
Net asset value, end of
 period                   $ 16.01          $  14.59      $  11.85     $  14.09     $  13.31     $ 13.75    $ 12.45      $ 13.73
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Total return(b)             13.88%            28.07%       (11.57)%      12.32%        7.92%      23.65%     (2.98)%      36.11%
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $164,001         $170,624      $150,515     $200,016     $111,771     $91,939    $69,541      $58,307
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Ratio of expenses to
 average net assets           1.17%(c)(d)      1.21%         1.18%        1.16%        1.17%       1.23%      1.21%(e)     1.05%(e)
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Ratio of net investment
 income to average net
 assets                       3.62%(c)         4.20%         4.67%        4.21%        4.96%       5.36%      5.21%(f)     6.13%(f)
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Portfolio turnover rate        48%               88%          101%          76%         148%        169%       123%         115%
=======================   ========         ========      ========     ========     ========     =======    =======      =======
Average broker
 commission rate(h)        $0.0460              N/A           N/A          N/A          N/A         N/A        N/A          N/A
=======================   ========         ========      ========     ========     ========     =======    =======      =======

                           CLASS A                              CLASS B
                           SHARES                               SHARES
                           -------         ----------------------------------------------------
                            1988             1996            1995          1994          1993
                           -------         -------         -------      ---------      ---------
Net asset value,
 beginning of period       $ 10.00         $ 14.60         $ 11.84        $ 14.08        $ 15.30
-----------------------    -------         -------         -------        -------        -------
Income from investment
 operations:
 Net investment income        0.82            0.42            0.44           0.47           0.17
-----------------------    -------         -------         -------        -------        -------
 Net gains (losses) on
   securities (both
   realized and
   unrealized)                0.83            1.44            2.73          (2.19)         (0.98)
-----------------------    -------         -------         -------        -------        -------
   Total from
     investment
     operations               1.65            1.86            3.17          (1.72)         (0.81)
-----------------------    -------         -------         -------        -------        -------
Less distributions:
 Dividends from net
   investment income         (0.66)          (0.45)          (0.41)         (0.49)         (0.17)
-----------------------    -------         -------         -------        -------        -------
 Distributions from net
   realized capital
   gains                        --              --              --             --          (0.24)
-----------------------    -------         -------         -------        -------        -------
 Returns of capital             --              --              --          (0.03)            --
-----------------------    -------         -------         -------        -------        -------
   Total distributions       (0.66)          (0.45)          (0.41)         (0.52)         (0.41)
-----------------------    -------         -------         -------        -------        -------
Net asset value, end of
 period                    $ 10.99         $ 16.01         $ 14.60        $ 11.84        $ 14.08
=======================    =======         =======         =======        =======        =======
Total return(b)              17.03%          12.98%          27.16%        (12.35)%        (5.32)%
=======================    =======         =======         =======        =======        =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)     $20,104         $79,530         $70,693        $42,568        $23,892
=======================    =======         =======         =======        =======        =======
Ratio of expenses to
 average net assets           1.22%(e)(g)     1.96%(c)(d)     1.97%          2.07%          1.99%(g)
=======================    =======         =======         =======        =======        =======
Ratio of net investment
 income to average net
 assets                       7.63%(f)(g)     2.83%(c)        3.44%          3.78%          3.38%(g)
=======================    =======         =======         =======        =======        =======
Portfolio turnover rate         87%             48%             88%           101%            76%
=======================    =======         =======         =======        =======        =======
Average broker
 commission rate(h)            N/A         $0.0460             N/A            N/A            N/A
=======================    =======         =======         =======        =======        =======

(a) The Fund changed investment advisors on June 30, 1992.

(b) Total returns do not deduct sales charges and for periods less than one year are not annualized.

(c) Ratios for Class A are based on average daily net assets of $163,634,721. Ratios for Class B are based on average daily net assets of $75,949,144.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

(e) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.11% and 1.69% (annualized) for 1990-88, respectively.

(f) Ratios of net investment income to average net assets prior to reduction of advisory fees were 5.20%, 6.07% and 7.16% (annualized) for 1990-88, respectively.

(g) Annualized.

(h) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Growth Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Growth Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Growth Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                     Houston, Texas                       KPMG Peat Marwick LLP
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-77.00%

ADVERTISING/BROADCASTING-0.72%

American Radio Systems Corp.(a)            8,000  $    218,000
--------------------------------------------------------------
Catalina Marketing Corp.(a)                2,000       110,250
--------------------------------------------------------------
Chancellor Corp.-Class A(a)               10,000       237,500
--------------------------------------------------------------
Clear Channel Communications, Inc.(a)     30,400     1,098,200
--------------------------------------------------------------
Interpublic Group of Cos., Inc.           25,000     1,187,500
--------------------------------------------------------------
Jacor Communications, Inc.(a)             20,000       547,500
--------------------------------------------------------------
Paxson Communications Corp.(a)            10,000        78,750
--------------------------------------------------------------
True North Communications, Inc.            7,500       164,063
--------------------------------------------------------------
                                                     3,641,763
--------------------------------------------------------------

AEROSPACE/DEFENSE-0.40%

Gulfstream Aerospace Corp.(a)             40,000       970,000
--------------------------------------------------------------
United Technologies Corp.                 16,000     1,056,000
--------------------------------------------------------------
                                                     2,026,000
--------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.14%

Mark IV Industries, Inc.                  31,500       712,687
--------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.19%

Chrysler Corp.                            30,000       990,000
--------------------------------------------------------------

BANKING-0.16%

Bank of Boston Corp.                      12,500       803,125
--------------------------------------------------------------

BANKING (MONEY CENTER)-0.21%

Citicorp                                  10,500     1,081,500
--------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.18%

PepsiCo, Inc.                             32,000       936,000
--------------------------------------------------------------

BIOTECHNOLOGY-0.56%

AMGEN, Inc.(a)                            30,300     1,647,561
--------------------------------------------------------------
Guidant Corp.                             21,000     1,197,000
--------------------------------------------------------------
                                                     2,844,561
--------------------------------------------------------------

BUSINESS SERVICES-1.47%

AccuStaff, Inc.(a)                        54,792     1,157,481
--------------------------------------------------------------
APAC Teleservices, Inc.(a)                 8,000       307,000
--------------------------------------------------------------
Cognizant Corp.                           80,000     2,640,000
--------------------------------------------------------------
Corrections Corp. of America(a)            2,200        67,375
--------------------------------------------------------------
CUC International, Inc.(a)                45,750     1,086,562
--------------------------------------------------------------
Diebold, Inc.                             12,200       767,075
--------------------------------------------------------------
Equifax, Inc.                             26,000       796,250
--------------------------------------------------------------
Olsten Corp.                              24,750       374,344
--------------------------------------------------------------
Paychex, Inc.                              5,000       257,187
--------------------------------------------------------------
                                                     7,453,274
--------------------------------------------------------------

CHEMICALS-0.10%

Monsanto Co.                              13,300       517,038
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.30%

Airgas, Inc.(a)                           34,400       756,800
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
CHEMICALS (SPECIALTY)-(CONTINUED)

IMC Global, Inc.                          20,000  $    782,500
--------------------------------------------------------------
                                                     1,539,300
--------------------------------------------------------------

COMPUTER MAINFRAMES-0.53%

International Business Machines
  Corp.                                   18,000     2,718,000
--------------------------------------------------------------

COMPUTER MINI/PCS-3.07%

Apple Computer, Inc.(a)                   40,000       835,000
--------------------------------------------------------------
COMPAQ Computer Corp.(a)                  53,000     3,935,250
--------------------------------------------------------------
Dell Computer Corp.(a)                    60,000     3,187,500
--------------------------------------------------------------
Gateway 2000, Inc.(a)                     44,000     2,356,750
--------------------------------------------------------------
Hewlett-Packard Co.                       10,100       507,525
--------------------------------------------------------------
Rational Software Corp.(a)                31,900     1,262,043
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                138,000     3,544,875
--------------------------------------------------------------
                                                    15,628,943
--------------------------------------------------------------

COMPUTER NETWORKING-4.05%

Ascend Communications, Inc.(a)            54,400     3,379,600
--------------------------------------------------------------
Cabletron Systems, Inc.(a)                80,000     2,660,000
--------------------------------------------------------------
Cascade Communications Corp.(a)           61,800     3,406,725
--------------------------------------------------------------
Cisco Systems, Inc.(a)                    70,000     4,453,750
--------------------------------------------------------------
FORE Systems, Inc.(a)                     30,100       989,538
--------------------------------------------------------------
Shiva Corp.(a)                             4,200       146,475
--------------------------------------------------------------
Sync Research, Inc.(a)                     4,500        61,875
--------------------------------------------------------------
3Com Corp.(a)                             75,000     5,503,125
--------------------------------------------------------------
                                                    20,601,088
--------------------------------------------------------------

COMPUTER PERIPHERALS-1.70%

Adaptec, Inc.(a)                          32,000     1,280,000
--------------------------------------------------------------
American Power Conversion Corp.(a)        12,500       340,625
--------------------------------------------------------------
EMC Corp.(a)                              58,600     1,941,125
--------------------------------------------------------------
Microchip Technology, Inc.(a)             25,600     1,302,400
--------------------------------------------------------------
Storage Technology Corp.(a)               39,600     1,885,950
--------------------------------------------------------------
U.S. Robotics Corp.(a)                    26,200     1,886,400
--------------------------------------------------------------
                                                     8,636,500
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-8.23%

Affiliated Computer Services, Inc.(a)     10,200       303,450
--------------------------------------------------------------
BISYS Group, Inc. (The)(a)                10,000       370,625
--------------------------------------------------------------
BMC Software, Inc.(a)                     90,000     3,723,750
--------------------------------------------------------------
Cadence Design Systems, Inc.(a)           50,000     1,987,500
--------------------------------------------------------------
Ceridian Corp.(a)                         35,000     1,417,500
--------------------------------------------------------------
Computer Associates International, Inc.   68,150     3,390,462
--------------------------------------------------------------
CompuWare Corp.(a)                        52,000     2,606,500
--------------------------------------------------------------
CSG Systems International, Inc.(a)        11,200       172,200
--------------------------------------------------------------
DST Systems, Inc.(a)                      19,500       611,813
--------------------------------------------------------------
Electronic Arts, Inc.(a)                  17,900       535,881
--------------------------------------------------------------
Electronic Data Systems Corp.             20,000       865,000
--------------------------------------------------------------
First Data Corp.                          16,500       602,250
--------------------------------------------------------------
Fiserv, Inc.(a)                           32,000     1,176,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

HBO & Co.                                 19,900  $  1,181,563
--------------------------------------------------------------
HPR, Inc.(a)                              10,000       137,500
--------------------------------------------------------------
Intuit, Inc.(a)                           17,700       557,550
--------------------------------------------------------------
McAfee Associates, Inc.(a)                31,200     1,372,800
--------------------------------------------------------------
Medic Computer Systems, Inc.(a)            8,200       330,562
--------------------------------------------------------------
Microsoft Corp.(a)                        78,800     6,510,850
--------------------------------------------------------------
National Data Corp.                       20,000       870,000
--------------------------------------------------------------
Network General Corp.(a)                  43,400     1,312,850
--------------------------------------------------------------
Oracle Corp.(a)                           57,250     2,390,188
--------------------------------------------------------------
Parametric Technology Co.(a)              66,000     3,390,750
--------------------------------------------------------------
Physician Computer Network, Inc.(a)       30,000       255,000
--------------------------------------------------------------
Pure Atria Corp.(a)                        2,300        56,925
--------------------------------------------------------------
Sterling Commerce, Inc.(a)                38,814     1,368,193
--------------------------------------------------------------
Sterling Software, Inc.(a)                11,500       363,688
--------------------------------------------------------------
SunGard Data Systems Inc.(a)              10,400       410,800
--------------------------------------------------------------
Synopsys, Inc.(a)                         27,700     1,281,125
--------------------------------------------------------------
Systemsoft Corp.(a)                        4,200        62,475
--------------------------------------------------------------
Transition Systems, Inc.(a)                  400         5,650
--------------------------------------------------------------
Wallace Computer Services, Inc.           55,000     1,897,500
--------------------------------------------------------------
Wind River Systems(a)                      7,000       331,625
--------------------------------------------------------------
                                                    41,850,525
--------------------------------------------------------------

CONGLOMERATES-1.56%

Allied-Signal Inc.                        14,600       978,200
--------------------------------------------------------------
Corning, Inc.                             19,000       878,750
--------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.           11,000     1,038,125
--------------------------------------------------------------
Loews Corp.                               22,100     2,082,925
--------------------------------------------------------------
Tyco International Ltd.                   35,000     1,850,625
--------------------------------------------------------------
U.S. Industries, Inc.(a)                  31,500     1,082,812
--------------------------------------------------------------
                                                     7,911,437
--------------------------------------------------------------

CONSUMER NON-DURABLES-0.04%

Central Garden and Pet Co.(a)             10,000       210,625
--------------------------------------------------------------

CONTAINERS-0.13%

Sealed Air Corp.(a)                       16,000       666,000
--------------------------------------------------------------

COSMETICS & TOILETRIES-0.50%

Rexall Sundown, Inc.(a)                   11,000       299,062
--------------------------------------------------------------
Warner-Lambert Co.                        30,000     2,250,000
--------------------------------------------------------------
                                                     2,549,062
--------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.72%

Berg Electronics Corp.(a)                  9,800       287,875
--------------------------------------------------------------
BMC Industries, Inc.                       9,700       305,550
--------------------------------------------------------------
Checkpoint Systems, Inc.(a)               38,000       940,500
--------------------------------------------------------------
Raychem Corp.                              7,700       616,963
--------------------------------------------------------------
SCI Systems, Inc.(a)                       7,000       312,375
--------------------------------------------------------------
Symbol Technologies, Inc.(a)              10,600       469,050
--------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)        22,000       728,750
--------------------------------------------------------------
                                                     3,661,063
--------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.60%

Bear Stearns Cos., Inc.                   14,500       404,188
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

FINANCE (ASSET MANAGEMENT)-(CONTINUED)

Franklin Resources, Inc.                  12,700  $    868,362
--------------------------------------------------------------
Imperial Credit Industries, Inc.(a)       30,000       630,000
--------------------------------------------------------------
Schwab (Charles) Corp.                    24,700       790,400
--------------------------------------------------------------
T. Rowe Price Associates                   7,900       343,650
--------------------------------------------------------------
                                                     3,036,600
--------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.17%

Aames Financial Corp.                     20,000       717,500
--------------------------------------------------------------
Beneficial Corp.                           8,000       507,000
--------------------------------------------------------------
Capital One Financial Corp.               30,800     1,108,800
--------------------------------------------------------------
Concord EFS, Inc.(a)                      12,800       361,600
--------------------------------------------------------------
Credit Acceptance Corp.(a)                24,000       564,000
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.          10,000     1,101,250
--------------------------------------------------------------
Federal National Mortgage Association     35,000     1,303,750
--------------------------------------------------------------
Finova Group, Inc.                         9,500       610,375
--------------------------------------------------------------
First USA, Inc.                           16,000       554,000
--------------------------------------------------------------
Green Tree Financial Corp.                70,900     2,738,512
--------------------------------------------------------------
Household International, Inc.             20,000     1,845,000
--------------------------------------------------------------
MBNA Corp.                                30,000     1,245,000
--------------------------------------------------------------
Money Store, Inc. (The)                   25,700       709,963
--------------------------------------------------------------
Olympic Financial Ltd.(a)                 49,900       717,312
--------------------------------------------------------------
PMI Group, Inc. (The)                     20,100     1,113,038
--------------------------------------------------------------
PMT Services, Inc.(a)                     20,500       358,750
--------------------------------------------------------------
Student Loan Marketing Association        46,000     4,283,750
--------------------------------------------------------------
SunAmerica, Inc.                          31,200     1,384,500
--------------------------------------------------------------
                                                    21,224,100
--------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.40%

Ahmanson (H.F.) & Co.                     35,000     1,137,500
--------------------------------------------------------------
Washington Mutual, Inc.                   21,200       918,225
--------------------------------------------------------------
                                                     2,055,725
--------------------------------------------------------------

FOOD/PROCESSING-0.62%

ConAgra, Inc.                             18,800       935,300
--------------------------------------------------------------
Dean Foods Co.                            35,000     1,128,750
--------------------------------------------------------------
Lancaster Colony Corp.                    11,400       524,400
--------------------------------------------------------------
Richfood Holdings, Inc.                   24,000       582,000
--------------------------------------------------------------
                                                     3,170,450
--------------------------------------------------------------

FUNERAL SERVICES-0.40%

Service Corp. International               62,900     1,761,200
--------------------------------------------------------------
Stewart Enterprises, Inc.-Class A          7,650       260,100
--------------------------------------------------------------
                                                     2,021,300
--------------------------------------------------------------

FURNITURE-0.13%

Leggett & Platt, Inc.                     19,000       657,875
--------------------------------------------------------------

GAMING-0.81%

Circus Circus Enterprises(a)              25,000       859,375
--------------------------------------------------------------
GTECH Holdings Corp.(a)                   15,800       505,600
--------------------------------------------------------------
International Game Technology            150,000     2,737,500
--------------------------------------------------------------
                                                     4,102,475
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HOME BUILDING-0.03%

Oakwood Homes Corp.                        6,000  $    137,250
--------------------------------------------------------------

HOTELS/MOTELS-1.16%

Choice Hotels International, Inc.(a)      31,900       562,238
--------------------------------------------------------------
Doubletree Corp.(a)                        3,100       139,500
--------------------------------------------------------------
HFS, Inc.(a)                              39,000     2,330,250
--------------------------------------------------------------
Hilton Hotels Corp.                       24,000       627,000
--------------------------------------------------------------
Host Marriott Corp.(a)                    62,500     1,000,000
--------------------------------------------------------------
Marriot International, Inc.                8,600       475,150
--------------------------------------------------------------
Promus Hotel Corp.(a)                     13,000       385,125
--------------------------------------------------------------
Sun International Hotels Ltd.(a)          10,300       375,950
--------------------------------------------------------------
                                                     5,895,213
--------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.76%

Compdent Corp.(a)                         10,600       373,650
--------------------------------------------------------------
Conseco Inc.                              47,500     3,028,125
--------------------------------------------------------------
Provident Companies, Inc.                  1,700        82,237
--------------------------------------------------------------
United Companies Financial Corp.          15,000       399,375
--------------------------------------------------------------
                                                     3,883,387
--------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-2.37%

Allstate Corp.                            27,900     1,614,713
--------------------------------------------------------------
American International Group, Inc.        11,500     1,244,875
--------------------------------------------------------------
CapMAC Holdings, Inc.                     18,100       599,562
--------------------------------------------------------------
CIGNA Corp.                                9,700     1,325,263
--------------------------------------------------------------
Everest Re Holdings, Inc.                 36,300     1,043,625
--------------------------------------------------------------
ITT Hartford Group, Inc.                  16,000     1,080,000
--------------------------------------------------------------
MGIC Investment Corp.                     34,600     2,629,600
--------------------------------------------------------------
Old Republic International Corp.          13,000       347,750
--------------------------------------------------------------
Progressive Corp.                          1,300        87,587
--------------------------------------------------------------
Travelers Group, Inc.                     45,666     2,072,095
--------------------------------------------------------------
                                                    12,045,070
--------------------------------------------------------------

LEISURE & RECREATION-0.80%

Callaway Golf Co.                         22,100       635,375
--------------------------------------------------------------
Carnival Corp.-Class A                    29,200       963,600
--------------------------------------------------------------
Coleman Co., Inc.(a)                      17,000       233,750
--------------------------------------------------------------
Harley-Davidson, Inc.                     41,400     1,945,800
--------------------------------------------------------------
Mattel, Inc.                               5,187       143,939
--------------------------------------------------------------
Speedway Motorsports, Inc.(a)              7,200       151,200
--------------------------------------------------------------
                                                     4,073,664
--------------------------------------------------------------

MACHINERY (HEAVY)-0.21%

Caterpillar Inc.                          14,000     1,053,500
--------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.63%

Pentair, Inc.                             10,000       322,500
--------------------------------------------------------------
Thermo Electron Corp.(a)                  69,750     2,877,188
--------------------------------------------------------------
                                                     3,199,688
--------------------------------------------------------------

MEDICAL (DRUGS)-3.82%

Abbott Laboratories                       19,000       964,250
--------------------------------------------------------------
American Home Products Corp.              18,000     1,055,250
--------------------------------------------------------------
AmeriSource Health Corp.(a)               12,000       579,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

MEDICAL (DRUGS)-(CONTINUED)

Bristol-Myers Squibb Co.                  18,000  $  1,957,500
--------------------------------------------------------------
Cardinal Health, Inc.                     52,950     3,084,337
--------------------------------------------------------------
Curative Technologies, Inc.(a)               500        13,844
--------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)             15,000       716,250
--------------------------------------------------------------
Express Scripts, Inc.-Class A(a)          15,200       545,300
--------------------------------------------------------------
ICN Pharmaceuticals, Inc.                 21,500       421,937
--------------------------------------------------------------
Johnson & Johnson                         35,300     1,756,175
--------------------------------------------------------------
Jones Medical Industries, Inc.            15,900       582,338
--------------------------------------------------------------
Lilly (Eli) & Co.                         11,100       810,300
--------------------------------------------------------------
Merck & Co., Inc.                         19,000     1,505,750
--------------------------------------------------------------
Parexel International Corp.(a)             4,400       227,150
--------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  23,000       911,375
--------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                 28,500     2,226,562
--------------------------------------------------------------
Schering-Plough Corp.                     14,300       925,925
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)           26,000     1,168,375
--------------------------------------------------------------
                                                    19,451,618
--------------------------------------------------------------

MEDICA (INSTRUMENTS/PRODUCTS)-3.98%

Advanced Technology Laboratories,
  Inc.(a)                                 10,000       310,000
--------------------------------------------------------------
Baxter International Inc.                 24,900     1,020,900
--------------------------------------------------------------
Becton, Dickinson & Co.                   31,000     1,344,625
--------------------------------------------------------------
Boston Scientific Corp.(a)                34,540     2,072,400
--------------------------------------------------------------
Dentsply International, Inc.              10,800       513,000
--------------------------------------------------------------
Gulf South Medical Supply, Inc.(a)        25,300       648,313
--------------------------------------------------------------
IDEXX Laboratories, Inc.(a)               17,900       644,400
--------------------------------------------------------------
Invacare Corp.                            18,700       514,250
--------------------------------------------------------------
Medtronic, Inc.                           22,000     1,496,000
--------------------------------------------------------------
Nellcor Puritan Bennett, Inc.(a)           9,200       201,250
--------------------------------------------------------------
Omnicare, Inc.                            54,100     1,737,962
--------------------------------------------------------------
Physician Sales & Service, Inc.(a)        14,000       201,250
--------------------------------------------------------------
Quintiles Transnational Corp.(a)          21,400     1,417,750
--------------------------------------------------------------
St. Jude Medical, Inc.(a)                 71,000     3,026,375
--------------------------------------------------------------
Steris Corp.(a)                           20,000       870,000
--------------------------------------------------------------
Stryker Corp.                             40,000     1,195,000
--------------------------------------------------------------
Sybron International Corp.(a)             55,900     1,844,700
--------------------------------------------------------------
U.S. Surgical Corp.                       30,300     1,193,063
--------------------------------------------------------------
                                                    20,251,238
--------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-4.75%

American Medical Response, Inc.(a)        10,200       331,500
--------------------------------------------------------------
American Oncology Resources, Inc.(a)       4,900        50,225
--------------------------------------------------------------
ClinTrials Research Inc.(a)               14,850       337,837
--------------------------------------------------------------
Columbia/HCA Healthcare Corp.             58,880     2,399,360
--------------------------------------------------------------
FPA Medical Management, Inc.(a)           15,000       335,625
--------------------------------------------------------------
Genesis Health Ventures, Inc.(a)          21,750       676,969
--------------------------------------------------------------
Health Care & Retirement Corp.(a)         46,350     1,326,768
--------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                         65,925     1,483,313
--------------------------------------------------------------
HEALTHSOUTH Corp.(a)                      93,200     3,599,850
--------------------------------------------------------------
Lincare Holdings, Inc.(a)                 20,000       820,000
--------------------------------------------------------------
MedPartners, Inc.(a)                      97,780     2,053,380
--------------------------------------------------------------
Multicare Companies, Inc.(a)              17,200       348,300
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

MEDICAL (PATIENT SERVICES)-(CONTINUED)

OccuSystems, Inc.(a)                       8,600  $    232,200
--------------------------------------------------------------
OrNda HealthCorp (a)                      40,200     1,175,850
--------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                 15,800       252,800
--------------------------------------------------------------
Oxford Health Plans, Inc.(a)              25,600     1,499,200
--------------------------------------------------------------
PhyCor, Inc.(a)                           14,700       417,112
--------------------------------------------------------------
Quorum Health Group, Inc.(a)              45,000     1,338,750
--------------------------------------------------------------
Tenet Healthcare Corp.(a)                 91,600     2,003,750
--------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)        11,000       398,750
--------------------------------------------------------------
United Healthcare Corp.                   13,200       594,000
--------------------------------------------------------------
Universal Health Services,
  Inc.-Class B (a)                        31,000       887,375
--------------------------------------------------------------
Vencor, Inc.(a)                           50,000     1,581,250
--------------------------------------------------------------
                                                    24,144,164
--------------------------------------------------------------

NATURAL GAS PIPELINE-0.18%

Columbia Gas System, Inc.                 14,700       935,288
--------------------------------------------------------------

OFFICE AUTOMATION-0.21%

Xerox Corp.                               20,000     1,052,500
--------------------------------------------------------------

OFFICE PRODUCTS-0.62%

Avery Dennison Corp.                      24,200       856,075
--------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)             38,400       883,200
--------------------------------------------------------------
Reynolds & Reynolds Co.-Class A           54,600     1,419,600
--------------------------------------------------------------
                                                     3,158,875
--------------------------------------------------------------

OIL & GAS (DRILLING)-0.26%

Reading & Bates Corp.(a)                  50,000     1,325,000
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.26%

Burlington Resources, Inc.                15,400       775,775
--------------------------------------------------------------
Transocean Offshore Inc.                   8,500       532,312
--------------------------------------------------------------
                                                     1,308,087
--------------------------------------------------------------

OIL & GAS (SERVICES)-0.61%

Energy Ventures, Inc.(a)                   5,400       274,725
--------------------------------------------------------------
Global Marine, Inc.(a)                    35,000       721,875
--------------------------------------------------------------
Halliburton Co.                           21,000     1,265,250
--------------------------------------------------------------
Louisiana Land & Exploration Co.          14,500       777,563
--------------------------------------------------------------
NorAm Energy Corp.                         4,300        66,112
--------------------------------------------------------------
                                                     3,105,525
--------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.31%

Baker Hughes, Inc.                        45,000     1,552,500
--------------------------------------------------------------
BJ Services Co.(a)                        10,000       510,000
--------------------------------------------------------------
Cooper Cameron Corp.(a)                   12,000       918,000
--------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)        21,100     1,202,700
--------------------------------------------------------------
Dresser Industries, Inc.                  17,000       527,000
--------------------------------------------------------------
ENSCO International, Inc.(a)              15,000       727,500
--------------------------------------------------------------
Marine Drilling Co., Inc.(a)              50,000       984,375
--------------------------------------------------------------
Nabors Industries, Inc.(a)                10,000       192,500
--------------------------------------------------------------
Rowan Companies, Inc.(a)                  80,000     1,810,000
--------------------------------------------------------------
Schlumberger Ltd.                          6,000       599,250
--------------------------------------------------------------
Smith International, Inc.(a)              16,500       740,438
--------------------------------------------------------------
Tidewater, Inc.                           24,000     1,086,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

OIL EQUIPMENT & SUPPLIES-(CONTINUED)

Varco International, Inc.(a)              38,100  $    881,062
--------------------------------------------------------------
                                                    11,731,325
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.19%

Kimberly-Clark Corp.                      10,000       952,500
--------------------------------------------------------------

POLLUTION CONTROL-0.35%

U.S. Filter Corp.(a)                      14,300       454,025
--------------------------------------------------------------
USA Waste Services, Inc.(a)               19,000       605,625
--------------------------------------------------------------
United Waste Systems, Inc.(a)             21,000       721,875
--------------------------------------------------------------
                                                     1,781,525
--------------------------------------------------------------

PUBLISHING-0.27%

Gartner Group, Inc.(a)                     5,400       210,262
--------------------------------------------------------------
New York Times Co.-Class A                24,000       912,000
--------------------------------------------------------------
Times Mirror Co.-Class A                   5,300       263,675
--------------------------------------------------------------
                                                     1,385,937
--------------------------------------------------------------

RESTAURANTS-1.04%

Applebee's International, Inc.            58,900     1,619,750
--------------------------------------------------------------
Brinker International, Inc.(a)            40,000       640,000
--------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc.                                    33,100       839,913
--------------------------------------------------------------
Lone Star Steakhouse & Saloon, Inc.(a)    30,000       802,500
--------------------------------------------------------------
Outback Steakhouse, Inc.(a)               20,000       535,000
--------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A (a)                        15,500       306,125
--------------------------------------------------------------
Rainforest Cafe, Inc.(a)                   7,500       176,250
--------------------------------------------------------------
Starbucks Corp.(a)                        12,100       346,362
--------------------------------------------------------------
                                                     5,265,900
--------------------------------------------------------------

RETAIL (FOOD & DRUGS)-1.67%

American Stores Co.                       44,600     1,823,025
--------------------------------------------------------------
Eckerd Corp. (The)(a)                      7,383       236,256
--------------------------------------------------------------
Kroger Co.(a)                             12,400       576,600
--------------------------------------------------------------
Revco D.S., Inc.(a)                       22,700       839,900
--------------------------------------------------------------
Rite Aid Corp.                            18,200       723,450
--------------------------------------------------------------
Safeway, Inc.(a)                         100,000     4,275,000
--------------------------------------------------------------
                                                     8,474,231
--------------------------------------------------------------

RETAIL (STORES)-7.54%

Bed Bath & Beyond, Inc.(a)                28,200       683,850
--------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                                 6,000       126,000
--------------------------------------------------------------
CDW Computer Centers, Inc.(a)             13,150       779,959
--------------------------------------------------------------
CompUSA, Inc.(a)                          30,500       629,063
--------------------------------------------------------------
Consolidated Stores Corp.(a)              87,375     2,806,921
--------------------------------------------------------------
Corporate Express, Inc.(a)                21,400       629,963
--------------------------------------------------------------
Dayton Hudson Corp.                       75,700     2,971,225
--------------------------------------------------------------
Dollar General Corp.                      19,575       626,400
--------------------------------------------------------------
Dollar Tree Stores, Inc.(a)               12,500       478,125
--------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)        20,000       422,500
--------------------------------------------------------------
Gap, Inc. (The)                           43,000     1,295,375
--------------------------------------------------------------
Global DirectMail Corp.(a)                12,800       558,400
--------------------------------------------------------------
Gymboree Corp.(a)                         27,600       631,350
--------------------------------------------------------------
Home Depot, Inc.                          21,000     1,052,625
--------------------------------------------------------------
Jones Apparel Group, Inc.(a)              15,000       560,625
--------------------------------------------------------------

                                                      MARKET
                                        SHARES        VALUE

RETAIL (STORES)-(CONTINUED)
Kohl's Corp.(a)                           15,800  $    620,150
--------------------------------------------------------------
Lowe's Companies, Inc.                    70,000     2,485,000
--------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)            30,400       744,800
--------------------------------------------------------------
Meyer (Fred), Inc.(a)                     14,300       507,650
--------------------------------------------------------------
Micro Warehouse, Inc.(a)                  23,900       280,825
--------------------------------------------------------------
Neiman Marcus Group, Inc. (The)(a)         6,500       165,750
--------------------------------------------------------------
Oakley, Inc.(a)                           38,800       421,950
--------------------------------------------------------------
Pep Boys-Manny, Moe & Jack               130,100     4,000,575
--------------------------------------------------------------
Petco Animal Supplies, Inc.(a)            18,000       373,500
--------------------------------------------------------------
PETsMART, Inc.(a)                         40,900       894,688
--------------------------------------------------------------
Ross Stores, Inc.                          8,400       420,000
--------------------------------------------------------------
Saks Holdings, Inc.(a)                     5,500       148,500
--------------------------------------------------------------
Sports Authority, Inc. (The)(a)           38,400       835,200
--------------------------------------------------------------
Staples, Inc.(a)                         161,450     2,916,191
--------------------------------------------------------------
Sunglass Hut International, Inc.(a)       16,400       118,900
--------------------------------------------------------------
Sysco Corp.                               35,000     1,141,875
--------------------------------------------------------------
Tech Data Corp.(a)                        33,400       914,325
--------------------------------------------------------------
Tiffany & Co.                             14,500       531,062
--------------------------------------------------------------
TJX Companies, Inc.                       16,900       800,638
--------------------------------------------------------------
Toys "R" Us, Inc.(a)                     130,000     3,900,000
--------------------------------------------------------------
Viking Office Products, Inc.(a)           57,900     1,545,206
--------------------------------------------------------------
Williams-Sonoma, Inc.(a)                   9,000       327,375
--------------------------------------------------------------
                                                    38,346,541
--------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.02%

Input/Output, Inc.(a)                      6,600       122,100
--------------------------------------------------------------

SEMICONDUCTORS-3.11%

Advanced Micro Devices, Inc.(a)           26,400       679,800
--------------------------------------------------------------
Altera Corp.(a)                           34,700     2,522,256
--------------------------------------------------------------
Applied Materials, Inc.(a)                65,000     2,335,938
--------------------------------------------------------------
Intel Corp.                               44,600     5,839,812
--------------------------------------------------------------
KLA Instruments Corp.(a)                  21,000       745,500
--------------------------------------------------------------
Micron Technology, Inc.                   30,000       873,750
--------------------------------------------------------------
National Semiconductor Corp.(a)           37,500       914,063
--------------------------------------------------------------
Novellus Systems, Inc.(a)                  2,400       130,050
--------------------------------------------------------------
Solectron Corp.(a)                         6,100       325,588
--------------------------------------------------------------
Tencor Instruments(a)                      5,800       152,975
--------------------------------------------------------------
Texas Instruments, Inc.                   17,000     1,083,750
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)             5,000       227,500
--------------------------------------------------------------
                                                    15,830,982
--------------------------------------------------------------

SHOES & RELATED APPAREL-0.79%

Nike, Inc.-Class B                        38,000     2,270,500
--------------------------------------------------------------
Nine West Group, Inc.(a)                  30,800     1,428,350
--------------------------------------------------------------
Wolverine World Wide, Inc.                11,250       326,250
--------------------------------------------------------------
                                                     4,025,100
--------------------------------------------------------------

TELECOMMUNICATIONS-4.02%

ACC Corp.                                  9,000       272,250
--------------------------------------------------------------
ADC Telecommunications, Inc.             105,600     3,286,800
--------------------------------------------------------------
Andrew Corp.(a)                           49,400     2,621,287
--------------------------------------------------------------

TELECOMMUNICATIONS-(CONTINUED)

Aspect Telecommunications Corp.(a)         10,000  $    635,000
---------------------------------------------------------------
Billing Information Concepts(a)            12,000       345,000
---------------------------------------------------------------
Frontier Corp.                             17,900       404,988
---------------------------------------------------------------
Lucent Technologies, Inc.                  29,300     1,355,125
---------------------------------------------------------------
MFS Communications Co., Inc.(a)            33,000     1,798,500
---------------------------------------------------------------
PairGain Technologies, Inc.(a)            100,000     3,043,750
---------------------------------------------------------------
Premisys Communications, Inc.(a)           21,200       715,500
---------------------------------------------------------------
QUALCOMM, Inc.(a)                          11,000       438,625
---------------------------------------------------------------
Tellabs, Inc.(a)                           65,200     2,453,150
---------------------------------------------------------------
360 Communications Co.(a)                  45,700     1,056,812
---------------------------------------------------------------
U.S. Long Distance Corp.(a)                 8,400        67,200
---------------------------------------------------------------
WorldCom, Inc.(a)                          75,800     1,975,538
---------------------------------------------------------------
                                                     20,469,525
---------------------------------------------------------------

TELEPHONE-0.31%

Cincinnati Bell, Inc.                      26,000     1,602,250
---------------------------------------------------------------

TEXTILES-1.13%

Designer Holdings Ltd.(a)                   5,000        80,625
---------------------------------------------------------------
Fruit of The Loom, Inc.-Class A(a)         30,000     1,136,250
---------------------------------------------------------------
Liz Claiborne, Inc.                        45,000     1,738,125
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)               20,000       505,000
---------------------------------------------------------------
Russell Corp.                              19,300       574,175
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                    22,800     1,094,400
---------------------------------------------------------------
Unifi, Inc.                                19,700       632,863
---------------------------------------------------------------
                                                      5,761,438
---------------------------------------------------------------

TOBACCO-1.40%

Philip Morris Companies, Inc.              27,000     3,040,875
---------------------------------------------------------------
RJR Nabisco Holdings Corp.                 58,000     1,972,000
---------------------------------------------------------------
UST, Inc.                                  65,000     2,104,375
---------------------------------------------------------------
                                                      7,117,250
---------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.05%

Rural/Metro Corp.(a)                        7,500       270,000
---------------------------------------------------------------

TRUCKING-0.06%

US Freightways Corp.                       11,100       304,556
---------------------------------------------------------------
    Total Domestic Common Stocks                    391,708,243
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-4.78%

CANADA-0.67%

Agrium, Inc. (Chemicals)                   20,000       275,000
---------------------------------------------------------------
Newbridge Networks Corp. (Computer
  Networking)(a)                           44,200     1,248,650
---------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                     17,000     1,051,875
---------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Chemicals)                              10,000       850,000
---------------------------------------------------------------
                                                      3,425,525
---------------------------------------------------------------

FINLAND-0.68%

Nokia Oy A.B.-Class A
  (Telecommunications)                      3,050       177,033
---------------------------------------------------------------
Nokia Oy A.B.-Class A-ADR
  (Telecommunications)                     56,950     3,281,744
---------------------------------------------------------------
                                                      3,458,777
---------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

FRANCE-0.05%

SGS-Thomson Microelectronics
  N.V.-New York Shares
  (Semiconductors)(a)                      3,400  $    238,000
--------------------------------------------------------------

IRELAND-0.40%

CBT Group PLC-ADR (Computer
  Software & Services)(a)                  1,600        86,800
--------------------------------------------------------------
Elan Corp. PLC-ADR
  (Medical-Drugs)(a)                      59,400     1,975,050
--------------------------------------------------------------
                                                     2,061,850
--------------------------------------------------------------

ISRAEL-0.38%

ECI Telecommunications Ltd. Designs
  (Computer Networking)                   32,900       699,125
--------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)                24,500     1,231,125
--------------------------------------------------------------
                                                     1,930,250
--------------------------------------------------------------

JAPAN-0.25%

Honda Motor Co., Ltd. (Automobile-
  Manufacturers)                          45,000     1,286,158
--------------------------------------------------------------

NETHERLANDS-0.61%

Baan Co., N.V.(Computer Software &
  Services)(a)                            16,400       569,900
--------------------------------------------------------------
Gucci Group N.V.-ADR (Textiles)           22,000     1,405,250
--------------------------------------------------------------
Royal Dutch Petroleum Co. (Oil &
  Gas-Services)                            6,500     1,109,875
--------------------------------------------------------------
                                                     3,085,025
--------------------------------------------------------------

SWEDEN-0.94%

Astra A.B.-Class A Shares
  (Medical-Drugs)                         12,000       592,971
--------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                   139,040     4,197,270
--------------------------------------------------------------
                                                     4,790,241
--------------------------------------------------------------

UNITED KINGDOM-0.80%

Danka Business Systems PLC-ADR
  (Office Automation)                     60,800     2,150,800
--------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                         28,000     1,904,000
--------------------------------------------------------------
                                                     4,054,800
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              24,330,626
--------------------------------------------------------------

                                       PRINCIPAL        MARKET
                                        AMOUNT          VALUE

DOMESTIC CONVERTIBLE CORPORATE
  BONDS-0.40%

FINANCE (CONSUMER CREDIT)-0.04%

Cityscape Financial Corp.,
  Conv. Sub. Deb., 6.00%, 05/01/06
  (Acquired 08/06/96-08/29/96; Cost
  $273,697)(b)                       $   205,000  $    208,587
--------------------------------------------------------------

RESTAURANTS-0.36%

Boston Chicken, Inc.,
  Conv. Liquid Yield Option
  Notes, 8.00%, 06/01/15(c)            5,690,000     1,809,648
--------------------------------------------------------------
    Total Domestic Convertible
      Corporate Bonds                                2,018,235
--------------------------------------------------------------

U.S. TREASURY SECURITIES-14.98%

U.S. TREASURY BILLS(d)-14.98%

5.57%, 01/02/97(e)                    29,515,000    29,510,942
--------------------------------------------------------------
5.58%, 01/02/97(e)                    33,000,000    32,995,490
--------------------------------------------------------------
4.72%, 02/06/97                        3,100,000     3,085,926
--------------------------------------------------------------
4.84%, 02/06/97                        1,765,000     1,756,987
--------------------------------------------------------------
4.98%, 03/27/97(e)                     8,820,000     8,719,981
--------------------------------------------------------------
4.96%, 03/27/97(e)                       110,000       108,753
--------------------------------------------------------------
    Total U.S. Treasury Securities                  76,178,079
--------------------------------------------------------------

REPURCHASE AGREEMENT(f)-2.97%

SBC Capital Markets, Inc.,
  6.25%, 01/02/97(g)                  15,114,433    15,114,433
--------------------------------------------------------------
TOTAL INVESTMENTS-100.13%                          509,349,616
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(0.13%)                 (660,077)
--------------------------------------------------------------
NET ASSETS-100.00%                                $508,689,539
==============================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at December 31, 1996 was $208,587 which represented 0.04% of the Fund's net assets.
(c) Zero coupon bond. The interest rate represents the rate of original issue discount.
(d) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 12/31/96 with a maturing value of $400,138,889. Collateralized by $44,915,000 U.S. Treasury obligations, 0% due 02/15/09 to 11/15/13 and $473,268,844 U.S. Government obligations, 5.035 to 7.679% due 03/03/97 to 03/01/33.

Investment Abbreviations:

ADR   - American Depository Receipt
Conv. - Convertible
Deb.  - Debentures
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996


ASSETS:

Investments, at market value (cost
  $421,625,299)                              $509,349,616
---------------------------------------------------------
Foreign currencies, at market value (cost $46)         48
---------------------------------------------------------
Receivables for:
  Investments sold                              1,062,946
---------------------------------------------------------
  Fund shares sold                              2,589,385
---------------------------------------------------------
  Dividends and interest                          242,279
---------------------------------------------------------
Investment for deferred compensation plan          59,847
---------------------------------------------------------
Other assets                                       19,160
---------------------------------------------------------
    Total assets                              513,323,281
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         1,294,708
---------------------------------------------------------
  Fund shares reacquired                          852,765
---------------------------------------------------------
  Variation margin                              1,511,100
---------------------------------------------------------
  Deferred compensation plan                       59,847
---------------------------------------------------------
Accrued advisory fees                             292,551
---------------------------------------------------------
Accrued administrative service fees                 6,524
---------------------------------------------------------
Accrued distribution fees                         438,846
---------------------------------------------------------
Accrued trustees' fees                              2,000
---------------------------------------------------------
Accrued transfer agent fees                        85,083
---------------------------------------------------------
Accrued operating expenses                         90,318
---------------------------------------------------------
    Total liabilities                           4,633,742
---------------------------------------------------------
Net assets applicable to shares outstanding  $508,689,539
=========================================================

NET ASSETS:

Class A                                      $227,882,039
=========================================================
Class B                                      $280,807,500
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        15,416,223
=========================================================
Class B                                        19,603,569
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      14.78
=========================================================
  Offering price per share:
    (Net asset value of $14.78 divided
    by 94.50%)                               $      15.64
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      14.32
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Dividends (net of $22,195 foreign
  withholding tax)                            $ 2,226,881
---------------------------------------------------------
Interest                                        4,640,218
---------------------------------------------------------
    Total investment income                     6,867,099
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,874,943
---------------------------------------------------------
Custodian fees                                    106,199
---------------------------------------------------------
Transfer agent fees-Class A                       286,486
---------------------------------------------------------
Transfer agent fees-Class B                       538,049
---------------------------------------------------------
Administrative service fees                        72,903
---------------------------------------------------------
Trustees' fees                                      7,946
---------------------------------------------------------
Distribution fees-Class A                         511,145
---------------------------------------------------------
Distribution fees-Class B                       2,133,271
---------------------------------------------------------
Other                                             218,314
---------------------------------------------------------
    Total expenses                              6,749,256
---------------------------------------------------------
Less: Expenses paid indirectly                     (6,910)
---------------------------------------------------------
    Net expenses                                6,742,346
---------------------------------------------------------
Net investment income                             124,753
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        16,117,722
---------------------------------------------------------
  Foreign currency transactions                    (6,446)
---------------------------------------------------------
  Futures contracts                             9,704,155
---------------------------------------------------------
                                               25,815,431
---------------------------------------------------------
Unrealized appreciation of:
  Investment securities                        40,419,895
---------------------------------------------------------
  Futures contracts                               585,412
---------------------------------------------------------
  Foreign currencies                                   56
---------------------------------------------------------
                                               41,005,363
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies and futures
       contracts                               66,820,794
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $66,945,547
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996              1995

OPERATIONS:

  Net investment income (loss)                                $    124,753      $   (245,146)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            25,815,431        23,173,371
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    41,005,363        36,741,565
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        66,945,547        59,669,790
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (9,939,277)       (9,550,061)
--------------------------------------------------------------------------------------------
  Class B                                                      (12,535,665)       (7,736,264)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       35,293,722        13,074,357
--------------------------------------------------------------------------------------------
  Class B                                                      122,675,148        89,072,917
--------------------------------------------------------------------------------------------
    Net increase in net assets                                 202,439,475       144,530,739
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          306,250,064       161,719,325
--------------------------------------------------------------------------------------------
  End of period                                               $508,689,539      $306,250,064
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $412,932,159      $254,963,289
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        66,315           (58,438)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and futures contracts         6,948,040         3,607,551
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            88,743,025        47,737,662
--------------------------------------------------------------------------------------------
                                                              $508,689,539      $306,250,064
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium- to large-size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $72,903 for such services.
  The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, AFS was paid $502,473 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $6,391 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $519 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $6,910 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $511,145 and $2,133,271, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $219,373 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $105,215 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,719 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $3,400,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $433,485,417 and $319,852,010, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $95,659,038
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (8,547,044)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $87,111,994
=========================================================
Cost of investments for tax purposes is
  $422,245,355.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during years ended December 31, 1996 and 1995 were as follows:

                                  1996                          1995
                       ---------------------------   ---------------------------
                         SHARES          VALUE         SHARES          VALUE
                       -----------   -------------   -----------   -------------
Sold:
  Class A               10,862,824   $ 152,766,558    11,797,896   $ 152,090,445
--------------------------------------------------------------------------------
  Class B               12,013,218     167,088,540     7,675,619      97,224,008
--------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  657,046       9,474,936       714,727       9,127,169
--------------------------------------------------------------------------------
  Class B                  845,350      11,809,495       577,277       7,221,770
--------------------------------------------------------------------------------
Reacquired:
  Class A               (8,993,672)   (126,947,772)  (11,562,734)   (148,143,257)
--------------------------------------------------------------------------------
  Class B               (4,060,745)    (56,222,887)   (1,213,971)    (15,372,861)
--------------------------------------------------------------------------------
                        11,324,021   $ 157,968,870     7,988,814   $ 102,147,274
================================================================================

NOTE 7-OPEN FUTURES CONTRACTS

On December 31, 1996, $3,105,000 principal amount of U.S. Treasury bills were pledged as collateral to cover margin requirements for open futures contracts.
  Open futures contracts at December 31, 1996 were as follows:

                   NO. OF                               UNREALIZED
   CONTRACT      CONTRACTS      MONTH     COMMITMENT   APPRECIATION
                    207
S&P 500 Index    contracts     Mar 97        Buy        $1,018,602
==================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1996 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                  1996           1995       1994       1993     1992(a)      1991       1990
                                                --------       --------   --------   --------   --------   --------   --------

CLASS A:

Net asset value, beginning of period            $  13.05       $  10.32   $  11.32   $  12.28   $  14.73   $  12.35   $  13.92
---------------------------------------------   --------       --------   --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                              0.07           0.02         --         --       0.06       0.11       0.21
---------------------------------------------   --------       --------   --------   --------   --------   --------   --------
 Net gains (losses) on securities (both
   realized and unrealized)                         2.34           3.50      (0.57)      0.41      (0.04)      4.33      (0.91)
---------------------------------------------   --------       --------   --------   --------   --------   --------   --------
   Total from investment operations                 2.41           3.52      (0.57)      0.41       0.02       4.44      (0.70)
---------------------------------------------   --------       --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income                 --             --         --         --      (0.06)     (0.13)     (0.20)
---------------------------------------------   --------       --------   --------   --------   --------   --------   --------
 Distributions from capital gains                  (0.68)         (0.79)     (0.43)     (1.37)     (2.41)     (1.93)     (0.67)
---------------------------------------------   --------       --------   --------   --------   --------   --------   --------
   Total distributions                             (0.68)         (0.79)     (0.43)     (1.37)     (2.47)     (2.06)     (0.87)
---------------------------------------------   --------       --------   --------   --------   --------   --------   --------
Net asset value, end of period                  $  14.78       $  13.05   $  10.32   $  11.32   $  12.28   $  14.73   $  12.35
=============================================   ========       ========   ========   ========   ========   ========   ========
Total return(b)                                    18.61%         34.31%     (4.99)%     3.64%      0.19%     37.05%     (5.04)%
=============================================   ========       ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $227,882       $168,217   $123,271   $146,723   $168,395   $185,461   $153,245
=============================================   ========       ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets             1.18%(c)(d)    1.28%      1.22%      1.17%      1.17%      1.21%      1.16%
=============================================   ========       ========   ========   ========   ========   ========   ========
Ratio of net investment income to average net
 assets                                             0.46%(c)       0.20%      0.02%      0.02%      0.42%      0.73%      1.41%
=============================================   ========       ========   ========   ========   ========   ========   ========
Portfolio turnover rate                               97%            87%       201%       192%       133%        73%        61%
=============================================   ========       ========   ========   ========   ========   ========   ========
Average broker commission rate(e)               $ 0.0621            N/A        N/A        N/A        N/A        N/A        N/A
=============================================   ========       ========   ========   ========   ========   ========   ========

                                                 1989       1988       1987
                                               --------   --------   --------

CLASS A:

Net asset value, beginning of period           $  11.93   $  11.04   $  12.91
---------------------------------------------  --------   --------   --------
Income from investment operations:
 Net investment income                             0.25       0.23       0.24
---------------------------------------------  --------   --------   --------
 Net gains (losses) on securities (both
   realized and unrealized)                        3.16       0.89       0.30
---------------------------------------------  --------   --------   --------
   Total from investment operations                3.41       1.12       0.54
---------------------------------------------  --------   --------   --------
Less distributions:
 Dividends from net investment income             (0.27)     (0.23)     (0.31)
---------------------------------------------  --------   --------   --------
 Distributions from capital gains                 (1.15)        --      (2.10)
---------------------------------------------  --------   --------   --------
   Total distributions                            (1.42)     (0.23)     (2.41)
---------------------------------------------  --------   --------   --------
Net asset value, end of period                 $  13.92   $  11.93   $  11.04
=============================================  ========   ========   ========
Total return(b)                                   28.87%     10.13%      3.62%
=============================================  ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $187,805   $180,793   $203,329
=============================================  ========   ========   ========
Ratio of expenses to average net assets            1.00%      0.98%      0.84%
=============================================  ========   ========   ========
Ratio of net investment income to average net
 assets                                            1.62%      1.73%      1.51%
=============================================  ========   ========   ========
Portfolio turnover rate                              53%        38%        78%
=============================================  ========   ========   ========
Average broker commission rate(e)                   N/A        N/A        N/A
=============================================  ========   ========   ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios are based on average net assets of $204,456,793.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                                                                 1996           1995        1994       1993
                                                                -------        -------     -------    -------

CLASS B:

Net asset value, beginning of period                            $  12.77       $  10.21    $ 11.31    $ 12.83
------------------------------------------------------------    --------       --------    -------    -------
Income from investment operations:
 Net investment income (loss)                                      (0.05)         (0.08)(a)  (0.06)     (0.01)
------------------------------------------------------------    --------       --------    -------    -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                      2.28           3.43(a)   (0.61)     (0.14)
------------------------------------------------------------    --------       --------    -------    -------
    Total from investment operations                                2.23           3.35      (0.67)     (0.15)
------------------------------------------------------------    --------       --------    -------    -------
Less distributions:
 Distributions from capital gains                                  (0.68)         (0.79)     (0.43)     (1.37)
------------------------------------------------------------    --------       --------    -------    -------
    Total distributions                                            (0.68)         (0.79)     (0.43)     (1.37)
------------------------------------------------------------    --------       --------    -------    -------
Net asset value, end of period                                  $  14.32       $  12.77    $ 10.21    $ 11.31
============================================================    ========       ========    =======    =======
Total return(b)                                                    17.60%         33.00%     (5.88)%    (0.92)%
============================================================    ========       ========    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $280,807       $138,034    $38,448    $11,053
============================================================    ========       ========    =======    =======
Ratio of expenses to average net assets                             2.03%(c)(d)    2.13%      2.18%      1.91%(e)
============================================================    ========       ========    =======    =======
Ratio of net investment income (loss) to average net assets        (0.39)%(c)     (0.65)%    (0.94)%    (0.72)%(e)
============================================================    ========       ========    =======    =======
Portfolio turnover rate                                               97%            87%       201%       192%
============================================================    ========       ========    =======    =======
Average broker commission rate(f)                               $ 0.0621            N/A        N/A        N/A
============================================================    ========       ========    =======    =======

(a) Calculated using average shares outstanding.
(b) Total returns do not reflect deduction of contingent deferred sales charges and are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $213,327,146.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM High Yield Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

CORPORATE BONDS & NOTES-90.81%

ADVERTISING/BROADCASTING-3.63%

Echostar Satellite Broadcasting,
  Sr. Disc. Notes, 13.125%,
  03/15/04(a)                       $23,180,000  $   17,616,800
---------------------------------------------------------------
Katz Media Corp.,
  Sr. Sub. Notes, 10.50%,
  01/15/07(b)
  (Acquired 12/13/96; Cost
  $7,850,000)                         7,850,000       8,056,062
---------------------------------------------------------------
Omnicom Group, Inc.,
  Conv. Sub. Deb., 4.25%,
  01/03/07(b)
  (Acquired 12/11/96; Cost
  $1,500,000)                         1,500,000       1,555,500
---------------------------------------------------------------
SFX Broadcasting, Inc.,
  Series B Sr. Sub. Notes, 10.75%,
  05/15/06                           15,430,000      16,317,225
---------------------------------------------------------------
Sinclair Broadcast Group, Inc.,
  Sr. Sub. Notes, 10.00%, 09/30/05   13,850,000      14,196,250
---------------------------------------------------------------
United International Holdings, Inc.,
  Sr. Secured Disc. Notes,
  14.00%, 11/15/99(c)                 2,400,000       1,731,000
---------------------------------------------------------------
  14.00%, 11/15/99(c)(d)              9,250,000       6,821,875
---------------------------------------------------------------
United International Holdings, Inc.,
  Series B Sr. Secured Disc. Notes,
  14.00%, 11/15/99                   15,160,000      10,934,150
---------------------------------------------------------------
Viacom, Inc.,
  Sub. Deb., 8.00%, 07/07/06          8,000,000       7,740,000
---------------------------------------------------------------
                                                     84,968,862
---------------------------------------------------------------

AIRLINES-1.15%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19      12,550,000      13,938,407
---------------------------------------------------------------
Continental Airlines, Inc.,
  Conv. Sr. Sub. Notes, 6.75%,
  04/15/06(b)
  (Acquired 02/27/96; Cost
  $1,999,275)                         2,000,000       2,244,260
---------------------------------------------------------------
Greenwich Air Services, Inc.,
  Sr. Notes, 10.50%, 06/01/06         9,910,000      10,653,250
---------------------------------------------------------------
                                                     26,835,917
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS &
  TIRES-1.33%

Blue Bird Body Co.,
  Sr. Sub. Notes, 10.75%,
  11/15/06(b)
  (Acquired 11/13/96-11/20/96;
  Cost $12,739,986)                  12,520,000      13,114,700
---------------------------------------------------------------
CSK Auto Inc.,
  Sr. Sub. Notes, 11.00%,
  11/01/06(b)
  (Acquired 10/23/96; Cost
  $13,060,000)                       13,060,000      13,566,075
---------------------------------------------------------------
Exide Corp.,
  Conv. Sr. Sub. Notes, 2.90%,
  12/15/05(b)
  (Acquired 12/19/96; Cost
  $4,518,750)                         7,500,000       4,518,750
---------------------------------------------------------------
                                                     31,199,525
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-1.04%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(c)                       125,000,000      24,333,750
---------------------------------------------------------------

BUSINESS SERVICES-0.59%

Neodata Services, Inc.,
  Series B Sr. Deferred Coupon
  Notes, 12.00%, 05/01/03            13,000,000      13,715,000
---------------------------------------------------------------

CABLE TELEVISION-7.39%

Cablevision Systems Corp.,
  Sr. Sub. Deb., 10.75%, 04/01/04     7,000,000       7,262,500
---------------------------------------------------------------
Century Communications Corp.,
  Sr. Sub. Notes., 11.875%,
  10/15/03                           10,900,000      11,676,625
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

CABLE TELEVISION-(CONTINUED)

Comcast UK Cable Partners Ltd.,
  (United Kingdom), Sr. Yankee
  Disc. Deb., 11.20%, 11/15/07(a)   $20,100,000  $   14,271,000
---------------------------------------------------------------
Diamond Cable Communications PLC,
  (United Kingdom), Sr. Yankee
  Disc. Notes,
  11.75%, 12/15/05(a)                22,000,000      15,675,000
---------------------------------------------------------------
Fundy Cable Ltd., (Canada),
  Sr. Yankee Secured Second
  Priority Notes, 11.00%, 11/15/05   11,400,000      12,112,500
---------------------------------------------------------------
Heartland Wireless Communications
  Inc.,
  Sr. Notes, 14.00%, 10/15/04(b)
  (Acquired 12/17/96; Cost
  $14,880,000)                       14,880,000      15,475,200
---------------------------------------------------------------
International CableTel, Inc.,
  Sr. Notes, 11.50%, 02/01/06(a)     21,200,000      14,469,000
---------------------------------------------------------------
Kabelmedia Holdings GmbH, (Germany),
  Sr. Disc. Yankee Notes,
  13.625%, 08/01/06(a)               26,000,000      14,430,000
---------------------------------------------------------------
Marcus Cable Co., L.P.,
  Sr. Deb., 11.875%, 10/01/05        12,475,000      13,441,813
---------------------------------------------------------------
  Sr. Disc. Notes, 14.25%,
    12/15/05(a)                      12,500,000       9,031,250
---------------------------------------------------------------
Rifkin Acquisition Partners L.L.P.,
  Sr. Sub. Notes, 11.125%,
  01/15/06                           12,495,000      12,994,800
---------------------------------------------------------------
TeleWest Communications PLC,
  (United Kingdom), Sr. Yankee
  Disc. Deb., 11.00%, 10/01/07(a)    23,970,000      16,689,112
---------------------------------------------------------------
Wireless One, Inc.,
  Sr. Notes, 13.00%, 10/15/03        15,740,000      15,425,200
---------------------------------------------------------------
                                                    172,954,000
---------------------------------------------------------------

CHEMICALS-5.28%

Berry Plastics Corp.,
  Sr. Sub. Notes, 12.25%, 04/15/04    9,000,000       9,911,250
---------------------------------------------------------------
BPC Holding Corp.,
  Series B Sr. Notes, 12.50%,
  06/15/06                            7,750,000       8,185,938
---------------------------------------------------------------
Crain Industries, Inc.,
  Sr. Sub. Notes, 13.50%, 08/15/05   14,500,000      16,421,250
---------------------------------------------------------------
LaRoche Industries, Inc.,
  Sr. Sub. Notes, 13.00%, 08/15/04   16,145,000      17,436,600
---------------------------------------------------------------
Pioneer Americas Acquisition Corp.,
  Sr. Notes, 13.375%, 04/01/05        9,000,000      10,282,500
---------------------------------------------------------------
Polymer Group, Inc.,
  Sr. Notes, 12.25%, 07/15/02        13,634,000      14,861,060
---------------------------------------------------------------
PrintPack Inc.,
  Sr. Sub. Notes, 10.625%,
  08/15/06(b)
  (Acquired 08/15/96-09/23/96;
  Cost $10,508,500)                  10,450,000      10,868,000
---------------------------------------------------------------
Sterling Chemicals Holdings,
  Sr. Secured Disc. Notes,
  13.50%, 08/15/08(a)                10,500,000       6,090,000
---------------------------------------------------------------
Sterling Chemicals, Inc.,
  Sr. Sub. Notes, 11.75%, 08/15/06   10,000,000      10,600,000
---------------------------------------------------------------
Tri Polyta Finance B.V.,
  (Indonesia),
  Yankee Secured Gtd. Notes,
  11.375%, 12/01/03                  18,330,000      19,154,850
---------------------------------------------------------------
                                                    123,811,448
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

COMPUTER NETWORKING-0.12%

3Com Corp.,
  Conv. Sub. Notes, 10.25%,
  11/01/01(b)
  (Acquired 11/08/94-01/04/95;
  Cost $1,314,250)                  $ 1,300,000  $    2,894,619
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.89%

Exide Electronics Group, Inc.,
  Sr. Sub. Notes, 11.50%, 03/15/06   13,000,000      13,926,250
---------------------------------------------------------------
Sanmina Corp.,
  Conv. Sub. Notes, 5.50%,
  08/15/02(b)
  (Acquired 08/10/95; Cost
  $1,000,000)                         1,000,000       2,049,490
---------------------------------------------------------------
Storage Technology Corp.,
  Conv. Deb., 8.00%, 05/31/15         3,500,000       4,783,485
---------------------------------------------------------------
                                                     20,759,225
---------------------------------------------------------------

CONSUMER NON-DURABLES-0.71%

Hines Horticulture, Inc.,
  Sr. Sub. Notes, 11.75%, 10/15/05   15,670,000      16,688,550
---------------------------------------------------------------

CONTAINERS-2.59%

Ivex Holdings Corp.,
  Series B Sr. Disc. Deb.,
  13.25%, 03/15/05(a)                20,000,000      15,825,000
---------------------------------------------------------------
Ivex Packaging Corp.,
  Sr. Sub. Notes, 12.50%, 12/15/02    6,500,000       7,085,000
---------------------------------------------------------------
MVE Inc.,
  Sr. Secured Notes, 12.50%,
  02/15/02                           17,250,000      18,392,812
---------------------------------------------------------------
National Fiberstok Corp.,
  Series B Sr. Notes, 11.625%,
  06/15/02                           18,530,000      19,363,850
---------------------------------------------------------------
                                                     60,666,662
---------------------------------------------------------------

ELECTRIC POWER-0.43%

Panda Funding Corp.,
  Pooled Project Bonds,
  11.625%, 08/20/12(b)
  (Acquired 07/26/96; Cost
  $9,800,000)                         9,800,000      10,167,500
---------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-0.47%

CE Casecnan Water & Energy Co.,
  Inc., (Philippines), Series A
  Sr. Yankee Secured Notes,
  11.45%, 11/15/05                   10,000,000      11,025,000
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.08%

Berkshire Hathaway, Inc.,
  Conv. Sr. Notes, 3.00%, 12/02/01    2,000,000       1,863,140
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.48%

Aames Financial Corp.,
  Conv. Sub. Deb., 5.50%,
  03/15/06(b)
  (Acquired 02/16/96; Cost
  $505,000)                             500,000         663,655
---------------------------------------------------------------
Outsourcing Solutions Inc.,
  Sr. Sub. Notes, 11.00%,
  11/01/06(b)
  (Acquired 10/31/96; Cost
  $10,050,000)                       10,050,000      10,552,500
---------------------------------------------------------------
                                                     11,216,155
---------------------------------------------------------------

FINANCE (LEASING COMPANIES)-0.74%

Sea Containers, Ltd., (Bermuda),
  Series A Sr. Yankee Sub. Deb.,
  12.50%, 12/01/04                    5,350,000       5,938,500
---------------------------------------------------------------
  Series B Sr. Yankee Sub. Deb.,
  (Bermuda),
  12.50%, 12/01/04                   10,220,000      11,293,100
---------------------------------------------------------------
                                                     17,231,600
---------------------------------------------------------------

FOOD/PROCESSING-2.10%

American Rice, Inc.,
  Secured Mortgage Notes, 13.00%,
  07/31/02                           11,513,000      11,167,610
---------------------------------------------------------------
Chiquita Brands International, Inc.,
  Sr. Notes, 10.25%, 11/01/06        11,520,000      12,326,400
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

FOOD/PROCESSING-(CONTINUED)

International Home Foods Inc.,
  Sr. Sub. Notes, 10.375%,
  11/01/06(b)
  (Acquired 10/29/96; Cost
  $10,450,000)                      $10,450,000  $   10,920,250
---------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%,
  08/01/03                           14,805,000      14,823,506
---------------------------------------------------------------
                                                     49,237,766
---------------------------------------------------------------

FURNITURE-0.76%

Simmons Co.,
  Sr. Sub. Notes, 10.75%, 04/15/06   16,800,000      17,766,000
---------------------------------------------------------------

GAMING-4.76%

Aztar Corp.,
  Sr. Sub. Notes, 13.75%, 10/01/04   19,710,000      21,188,250
---------------------------------------------------------------
Coast Hotels & Casinos Inc.,
  Series B Secured First Mortgage
  Gtd. Notes, 13.00%, 12/15/02       16,510,000      18,284,825
---------------------------------------------------------------
Harvey Casinos Resorts,
  Sr. Sub. Notes, 10.625%,
  06/01/06                           10,400,000      11,154,000
---------------------------------------------------------------
Showboat Marina Casino Partnership
  & Showboat Marina Financial
  Corp., First Mortgage Notes,
  13.50%, 03/15/03                   20,100,000      22,210,500
---------------------------------------------------------------
Trump Atlantic City Associates,
  Secured First Mortgage Gtd. Notes,
  11.25%, 05/01/06                   26,340,000      26,208,300
---------------------------------------------------------------
Trump Castle Funding, Inc.,
  Mortgage Notes, 11.75%, 11/15/03   14,000,000      12,460,000
---------------------------------------------------------------
                                                    111,505,875
---------------------------------------------------------------

HOME BUILDING-0.72%

Continental Homes Holding Corp.,
  Sr. Notes, 10.00%, 04/15/06        16,340,000      16,911,900
---------------------------------------------------------------

HOTELS/MOTELS-0.18%

HFS, Inc.,
  Conv. Sr. Notes, 4.50%, 10/01/99      750,000       2,407,402
---------------------------------------------------------------
Prime Hospitality Corp.,
  Conv. Sub. Notes, 7.00%,
  04/15/02                            1,200,000       1,784,496
---------------------------------------------------------------
                                                      4,191,898
---------------------------------------------------------------

LEISURE & RECREATION-3.07%

American Skiing Corp.,
  Sr. Sub. Notes, 12.00%,
  07/15/06(b)
  (Acquired 06/25/96; Cost
  $14,574,750)                       15,000,000      15,862,500
---------------------------------------------------------------
Cobblestone Golf Group Inc.,
  Series B Sr. Notes, 11.50%,
  06/01/03                            5,000,000       5,231,250
---------------------------------------------------------------
Cobblestone Holdings Inc.,
  Series B Sr. Notes, 13.50%,
  06/01/04(c)                        23,250,000       9,706,875
---------------------------------------------------------------
Icon Fitness Corp.,
  Sr. Disc. Notes, 14.00%,
  11/15/06(a)(b)
  (Acquired 11/15/96; Cost
  $7,130,340)                        14,000,000       7,542,500
---------------------------------------------------------------
Icon Health & Fitness,
  Sr. Sub. Notes, 13.00%, 07/15/02    7,250,000       8,237,813
---------------------------------------------------------------
IHF Holdings Inc.,
  Sr. Sub. Disc. Notes, 15.00%,
  11/15/04(a)                        10,000,000       7,925,000
---------------------------------------------------------------
Stuart Entertainment, Inc.,
  Sr. Sub. Notes, 12.50%,
  11/15/04(b)
  (Acquired 11/07/96; Cost
  $17,000,000)                       17,000,000      17,340,000
---------------------------------------------------------------
                                                     71,845,938
---------------------------------------------------------------

MACHINERY (HEAVY)-1.41%

Fairfield Manufacturing Co., Inc.,
  Sr. Sub. Notes, 11.375%,
  07/01/01                           13,725,000      14,411,250
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

MACHINERY (HEAVY)-(CONTINUED)

PrimeCo Inc.,
  Sr. Sub. Notes, 12.75%, 03/01/05  $16,202,000  $   18,551,290
---------------------------------------------------------------
                                                     32,962,540
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-3.91%

AM General Corp.,
  Sr. Notes, 12.875%, 05/01/02       12,665,000      12,110,905
---------------------------------------------------------------
Calmar Inc.,
  Sr. Sub. Notes, 11.50%, 08/15/05   10,500,000      10,893,750
---------------------------------------------------------------
Coinmach Corp.,
  Series B Sr. Notes, 11.75%,
  11/15/05                           16,500,000      17,861,250
---------------------------------------------------------------
Interlake Corp.,
  Sr. Notes, 12.00%, 11/15/01         8,300,000       8,932,875
---------------------------------------------------------------
  Sr. Sub. Deb., 12.125%, 03/01/02   10,870,000      11,399,913
---------------------------------------------------------------
Spinnaker Industries Inc.,
  Sr. Secured Notes, 10.75%,
  10/15/06(b)
  (Acquired 10/18/96-11/13/96;
  Cost $11,151,188)                  11,100,000      11,571,750
---------------------------------------------------------------
Thermo Electron Corp.,
  Conv. Deb., 5.00%, 04/15/01(b)
  (Acquired 04/07/94; Cost
  $1,508,000)                         1,500,000       2,770,830
---------------------------------------------------------------
Tokheim Corp.,
  Sr. Sub. Notes, 11.50%, 08/01/06   14,975,000      15,985,813
---------------------------------------------------------------
                                                     91,527,086
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-1.68%

Dade International Inc.,
  Series B Sr. Sub. Notes,
  11.125%, 05/01/06                  12,360,000      13,441,500
---------------------------------------------------------------
Graphic Controls Corp.,
  Series A Sr. Sub. Notes, 12.00%,
  09/15/05                           10,790,000      12,003,875
---------------------------------------------------------------
IMED Corp.,
  Sr. Sub. Notes, 9.75%,
  12/01/06(b)
  (Acquired 11/19/96; Cost
    $13,680,000)                     13,680,000      13,970,700
---------------------------------------------------------------
                                                     39,416,075
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.68%

American Medical Response, Inc.,
  Conv. Sub. Notes, 5.25%,
  02/01/01(b) (Acquired
  01/03/96-02/08/96; Cost
  $2,054,375)                         2,000,000       2,162,500
---------------------------------------------------------------
Dynacare Inc., (Canada),
  Sr. Yankee Notes, 10.75%,
  01/15/06                           11,550,000      11,723,250
---------------------------------------------------------------
HEALTHSOUTH Rehabilitation Corp.,
  Conv. Sub. Deb., 5.00%, 04/01/01    1,700,000       3,422,695
---------------------------------------------------------------
Multicare Companies Inc.,
  Conv. Sub. Deb., 7.00%,
  03/15/03(b) (Acquired 03/09/95;
  Cost $500,000)                        500,000         612,500
---------------------------------------------------------------
PhyCor, Inc.,
  Conv. Sub. Deb., 4.50%, 02/15/03    3,000,000       2,980,860
---------------------------------------------------------------
Tenet Healthcare Corp.,
  Conv. Sub. Notes, 6.00%,
  12/01/05                            1,000,000       1,050,630
---------------------------------------------------------------
  Sr. Sub. Notes, 10.125%,
    03/01/05                         15,600,000      17,316,000
---------------------------------------------------------------
                                                     39,268,435
---------------------------------------------------------------

METALS-0.94%

GS Industries, Inc.,
  Sr. Notes, 12.00%, 09/01/04         9,475,000       9,889,531
---------------------------------------------------------------
  Sr. Notes, 12.25%, 10/01/05        11,525,000      12,130,063
---------------------------------------------------------------
                                                     22,019,594
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-4.83%

Abraxas Petroleum Corp.,
  Sr. Notes, 11.50%, 11/01/04(b)
  (Acquired 11/05/96-12/03/96;
  Cost $22,868,950)                 $22,630,000  $   24,270,675
---------------------------------------------------------------
CODA Energy, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  10.50%, 04/01/06                   12,150,000      12,909,375
---------------------------------------------------------------
Forest Oil Corp.,
  Sr. Sub. Notes, 11.25%, 09/01/03   15,702,000      17,036,670
---------------------------------------------------------------
Gerrity Oil & Gas Corp.,
  Sr. Sub. Notes, 11.75%, 07/15/04   14,750,000      16,114,375
---------------------------------------------------------------
Mariner Energy Corp.,
  Sr. Sub. Notes, 10.50%,
  08/01/06(b) (Acquired
  08/12/96-09/04/96; Cost
  $14,000,750)                       13,950,000      14,856,750
---------------------------------------------------------------
Maxus Energy Corp.,
  Deb., 11.50%, 11/15/15             12,200,000      12,871,000
---------------------------------------------------------------
Plains Resources, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  10.25%, 03/15/06                   11,630,000      12,473,175
---------------------------------------------------------------
Pogo Producing Co.,
  Conv. Sub. Notes, 5.50%,
  06/15/06                            2,000,000       2,516,920
---------------------------------------------------------------
                                                    113,048,940
---------------------------------------------------------------

OIL & GAS (INTEGRATED)-0.48%

Wainoco Oil Corp.,
  Sr. Notes, 12.00%, 08/01/02        10,995,000      11,324,850
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-1.03%

Petroleum Heat & Power Co., Inc.,
  Sub. Deb., 12.25%, 02/01/05        21,575,000      24,029,156
---------------------------------------------------------------

OIL & GAS (SERVICES)-1.26%

Falcon Drilling Co., Inc.,
  Series B Sr. Notes, 9.75%,
  01/15/01                           10,100,000      10,630,250
---------------------------------------------------------------
  Series B Sr. Sub. Notes, 12.50%,
    03/15/05                          8,500,000       9,530,625
---------------------------------------------------------------
Kelley Oil & Gas Corp.,
  Sr. Sub. Notes, 10.375%,
  10/15/06(b)
  (Acquired 10/25/96; Cost
  $8,985,000)                         9,000,000       9,405,000
---------------------------------------------------------------
                                                     29,565,875
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.08%

Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06    1,000,000       1,835,000
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-4.53%

American Pad & Paper Co.,
  Series B Sr. Sub. Notes, 13.00%,
  11/15/05                           14,906,000      17,514,550
---------------------------------------------------------------
RAPP International Finance,
  (Indonesia),
  Gtd. Yankee Secured Notes,
  11.50%, 12/15/00                   13,920,000      14,790,000
---------------------------------------------------------------
Repap New Brunswick, (Canada),
  Sr. Yankee Second Priority
  Secured Notes, 10.625%, 04/15/05   14,420,000      15,141,000
---------------------------------------------------------------
Riverwood International Corp.,
  Sr. Gtd. Sub. Notes, 10.875%,
  04/01/08                           12,890,000      11,987,700
---------------------------------------------------------------
Tjiwi Kimia International Global
  Co., B.V., (Indonesia), Sr. Gtd.
  Notes, 13.25%, 08/01/01            14,040,000      15,917,850
---------------------------------------------------------------
Uniforet Inc., (Canada),
  Sr. Yankee Gtd. Notes, 11.125%, 10/15/06(b)
  (Acquired 10/07/96-12/19/96;
  Cost $17,573,231)                  17,885,000      16,722,475
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

PAPER & FOREST PRODUCTS-(CONTINUED)

United Stationer Supply,
  Sr. Sub. Notes, 12.75%, 05/01/05  $12,500,000  $   13,937,500
---------------------------------------------------------------
                                                    106,011,075
---------------------------------------------------------------

POLLUTION CONTROL-0.79%

Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes, 13.00%,
  11/15/05                           12,910,000      14,394,650
---------------------------------------------------------------
U.S. Filter Corp.,
  Conv. Sub. Notes, 4.50%,
    12/15/01                          2,250,000       2,290,590
---------------------------------------------------------------
  Conv. Sub. Notes, 6.00%,
    09/15/05                          1,000,000       1,776,690
---------------------------------------------------------------
                                                     18,461,930
---------------------------------------------------------------

PUBLISHING-1.54%

Affiliated Newspaper Investments,
  Sr. Disc. Notes, 13.25%,
  07/01/06(a)                        15,826,000      13,056,450
---------------------------------------------------------------
Garden State Newspapers, Inc.,
  Sr. Sub. Secured Notes, 12.00%,
  07/01/04                           11,500,000      12,592,500
---------------------------------------------------------------
MDC Communications Corp., (Canada),
  Sr. Sub. Yankee Notes, 10.50%,
  12/01/06                           10,040,000      10,378,850
---------------------------------------------------------------
                                                     36,027,800
---------------------------------------------------------------

RAILROADS-0.40%

Johnstown America Industries, Inc.,
  Sr. Sub. Notes, 11.75%, 08/15/05    9,820,000       9,476,300
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.92%

Carr-Gottstein Foods Co.,
  Sr. Sub. Notes, 12.00%, 11/15/05   19,475,000      20,765,218
---------------------------------------------------------------
Core-Mark International, Inc.,
  Sr. Sub. Notes, 11.375%,
  09/15/03(b)
  (Acquired 09/24/96-11/07/96;
  Cost $13,643,950)                  13,510,000      13,847,750
---------------------------------------------------------------
Cumberland Farms,
  Secured Notes, 10.50%, 10/01/03    15,004,000      14,553,880
---------------------------------------------------------------
Jitney-Jungle Stores of America Inc.,
  Sr. Gtd. Notes, 12.00%, 03/01/06   18,000,000      19,102,500
---------------------------------------------------------------
                                                     68,269,348
---------------------------------------------------------------

RESTAURANTS-0.03%

Starbucks Corp.,
  Conv. Sub. Deb., 4.25%, 11/01/02      500,000         672,500
---------------------------------------------------------------

RETAIL (STORES)-3.87%

Guitar Center Management Co.,
  Sr. Notes, 11.00%, 07/01/06        10,200,000      10,824,750
---------------------------------------------------------------
Home Depot, Inc.,
  Conv. Sub. Notes, 3.25%,
  10/01/01                            2,000,000       1,953,600
---------------------------------------------------------------
Loehmann's Holdings, Inc.,
  Sr. Notes, 11.875%, 05/15/03       14,420,000      15,681,750
---------------------------------------------------------------
Pamida Inc.,
  Sr. Sub. Notes, 11.75%, 03/15/03   14,950,000      12,558,000
---------------------------------------------------------------
Saks Holdings, Inc.,
  Conv. Sub. Notes, 5.50%,
  09/15/06                            2,000,000       1,842,500
---------------------------------------------------------------
Samsonite Corp.,
  Sr. Sub. Notes, 11.125%,
  07/15/05                           13,590,000      15,373,688
---------------------------------------------------------------
Specialty Retailers Inc.,
  Sr. Secured Notes, 12.50%,
  12/15/00(b)
  (Acquired 05/23/96; Cost
  $10,000,000)                       10,000,000      10,475,000
---------------------------------------------------------------
  Sr. Sub. Notes, 11.00%, 08/15/03   11,520,000      12,153,600
---------------------------------------------------------------
  Series D Sr. Sub. Notes, 11.00%,
    08/15/03                          8,250,000       8,641,875
---------------------------------------------------------------
Staples Inc.,
  Conv. Sub. Deb., 4.50%,
  10/01/00(b)
  (Acquired 09/12/95; Cost
  $1,000,000)                         1,000,000       1,029,160
---------------------------------------------------------------
                                                     90,533,923
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

SCHOOLS-1.96%

Herff Jones Inc.,
  Sr. Sub. Notes, 11.00%, 08/15/05  $13,040,000  $   14,099,500
---------------------------------------------------------------
Scholastic Brands Inc.,
  Sr. Sub. Notes, 11.00%,
  01/15/07(b)
  (Acquired 12/10/96-12/12/96;
  Cost $14,062,906)                  13,955,000      14,268,988
---------------------------------------------------------------
Selmer Co., Inc.,
  Sr. Gtd. Sub. Notes, 11.00%,
  05/15/05                           15,920,000      17,432,400
---------------------------------------------------------------
                                                     45,800,888
---------------------------------------------------------------

SECURITY (SAFETY SERVICES)-0.67%

Cabot Safety Corp.,
  Sr. Sub. Notes, 12.50%, 07/15/05   13,975,000      15,652,000
---------------------------------------------------------------

SEMICONDUCTORS-0.88%

Advanced Micro Devices, Inc.,
  Sr. Secured Notes, 11.00%,
  08/01/03                           18,965,000      20,671,850
---------------------------------------------------------------

STEEL-1.11%

Gulf States Steel Corp.,
  First Mortgage Notes, 13.50%,
  04/15/03                           15,990,000      15,270,450
---------------------------------------------------------------
Weirton Steel Corp.,
  Sr. Notes, 11.375%, 07/01/04       10,400,000      10,608,000
---------------------------------------------------------------
                                                     25,878,450
---------------------------------------------------------------

TELECOMMUNICATIONS-12.77%

Arch Communications Group, Inc.,
  Sr. Disc. Notes, 10.875%,
  03/15/08(a)                        25,000,000      14,437,500
---------------------------------------------------------------
Celcaribe S.A.,
  Sr. Secured Notes, 13.50%,
  03/15/04                           14,500,000      12,687,500
---------------------------------------------------------------
  Sr. Secured Notes, 13.50%,
  03/15/04(a)(b)(e)
  (Acquired 05/17/94-05/26/94;
  Cost $6,429,128)                    8,000,000       9,100,000
---------------------------------------------------------------
Clearnet Communications Inc.,
  (Canada),
  Sr. Yankee Disc. Notes, 14.75%,
  12/15/05(a)                        30,520,000      19,113,150
---------------------------------------------------------------
Colt Telecom Group PLC, (United
  Kingdom),
  Sr. Yankee Disc. Notes, 12.00%,
  12/15/06(f)                        20,510,000      12,229,087
---------------------------------------------------------------
fONOROLA Inc., (Canada),
  Sr. Yankee Secured Notes,
  12.50%, 08/15/02                   12,500,000      13,671,874
---------------------------------------------------------------
GST USA Inc.,
  Secured Sr. Disc. Notes,
  13.875%, 12/15/05(a)               25,320,000      15,286,950
---------------------------------------------------------------
InterCel, Inc.,
  Sr. Disc. Notes, 12.00%,
  02/01/06(a)                        13,330,000       8,597,850
---------------------------------------------------------------
  Sr. Disc. Notes, 12.00%,
  05/01/06(a)                        10,000,000       6,250,000
---------------------------------------------------------------
Microcell Telecommunications Inc.,
  Sr. Disc. Notes, 14.00%,
  06/01/06(a)                        41,500,000      22,928,750
---------------------------------------------------------------
Nextlink Communications Inc.,
  Sr. Notes, 12.50%, 04/15/06        19,350,000      20,849,625
---------------------------------------------------------------
Omnipoint Corp.,
  Series A Sr. Notes, 11.625%,
  08/15/06(b)
  (Acquired 11/21/96; Cost
  $8,149,245)                         7,800,000       8,170,500
---------------------------------------------------------------
  Sr. Notes, 11.625%, 08/15/06       11,550,000      12,098,625
---------------------------------------------------------------
Packaging Resources Inc.,
  Sr. Notes, 11.625%, 05/01/03        6,648,060       6,153,112
---------------------------------------------------------------
Paging Network, Inc.,
  Sr. Sub. Notes, 10.00%,
  10/15/08(b)
  (Acquired 10/10/96-12/04/96;
  Cost $15,164,250)                  15,150,000      15,396,188
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

TELECOMMUNICATIONS-(CONTINUED)

PriCellular Wireless Corp.,
  Sr. Disc. Notes, 14.00%,
  11/15/01(a)                       $15,200,000  $   15,124,000
---------------------------------------------------------------
  Sr. Notes, 10.75%, 11/01/04(b)
  (Acquired 10/30/96; Cost
    $5,710,000)                       5,710,000       5,974,088
---------------------------------------------------------------
ProNet, Inc.,
  Sr. Sub. Notes, 11.875%,
  06/15/05                           14,500,000      13,775,000
---------------------------------------------------------------
RSL Communications, Ltd.,
  Sr. Notes, 12.25%,
  11/15/06(b)(g)
  (Acquired 09/30/96-12/03/96;
  Cost $17,623,538)                  17,620,000      17,884,300
---------------------------------------------------------------
Sprint Spectrum L.P.,
  Sr. Notes, 11.00%, 08/15/06        12,800,000      13,920,000
---------------------------------------------------------------
Sygnet Wireless Inc.,
  Sr. Notes, 11.50%, 10/01/06        14,080,000      14,608,000
---------------------------------------------------------------
Teleport Communications Group Inc.,
  Sr. Disc. Notes, 11.125%,
  07/01/07(a)                        30,000,000      20,775,000
---------------------------------------------------------------
                                                    299,031,099
---------------------------------------------------------------

TELEPHONE-0.66%

PhoneTel Technologies, Inc.,
  Sr. Notes, 12.00%, 12/15/06        14,840,000      15,396,500
---------------------------------------------------------------

TRANSPORTATION-2.02%

Gearbulk Holding Ltd.,
  Sr. Notes, 11.25%, 12/01/04        13,550,000      14,972,750
---------------------------------------------------------------
Stena A.B., (Sweden),
  Sr. Yankee Notes, 10.50%,
  12/15/05                           15,980,000      17,338,300
---------------------------------------------------------------
Transportacion Maritima Mexicana
  S.A. de CV, (Mexico), Sr. Yankee
  Notes, 10.00%, 11/15/06            14,680,000      14,900,200
---------------------------------------------------------------
                                                     47,211,250
---------------------------------------------------------------

TRUCKING-0.85%

AmeriTruck Distribution Corp.,
  Sr. Sub. Notes, 12.25%, 11/15/05   19,800,000      19,998,000
---------------------------------------------------------------
    Total Corporate Bonds & Notes                 2,125,880,794
---------------------------------------------------------------

                                      SHARES

COMMON STOCKS-0.77%

AUTOMOBILE/TRUCK PARTS &
  TIRES-0.11%

Lear Corp.(h)                            72,600       2,477,475
---------------------------------------------------------------

LEISURE & RECREATION-0.02%

Cobblestone Holdings Inc.(h)             23,250         465,000
---------------------------------------------------------------
MEDICAL (PATIENT SERVICES)-0.15%
Genesis Health Ventures, Inc.(h)         86,069       2,678,909
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(h)       24,000         870,000
---------------------------------------------------------------
                                                      3,548,909
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.20%

Omnicare, Inc.                          138,520       4,449,955
---------------------------------------------------------------

OIL & GAS (DRILLING)-0.08%

Reading & Bates Corp.(h)                 72,475       1,920,588
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.08%

Kelley Oil & Gas Corp.(h)               781,250       1,904,297
---------------------------------------------------------------

PUBLISHING-0.03%

Affiliated Newspaper
  Investments(h)                         13,826         691,300
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.04%

Rite Aid Corp.                           24,083         957,279
---------------------------------------------------------------

TELECOMMUNICATIONS-0.06%

MFS Communications Co., Inc.(h)           2,001         109,050
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

TELECOMMUNICATIONS-(CONTINUED)

WorldCom, Inc.(h)                        52,534  $    1,369,167
---------------------------------------------------------------
                                                      1,478,217
---------------------------------------------------------------
    Total Common Stocks                              17,893,020
---------------------------------------------------------------

PREFERRED STOCKS-4.84%

ADVERTISING/BROADCASTING-0.12%

News Corp. Ltd., (Australia),
  $5.00 Conv. Pfd.(b)
  (Acquired 11/04/96; Cost
    $2,980,000)                          29,800       2,812,375
---------------------------------------------------------------
Time Warner Inc.,
  Series M, $102.50 PIK Conv. Pfd.            1             740
---------------------------------------------------------------
                                                      2,813,115
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.16%

Loral Space & Communications,
  $3.00 Conv. Pfd.(b)
  (Acquired 11/01/96; Cost
    $3,232,500)                          64,650       3,676,969
---------------------------------------------------------------

CABLE TELEVISION-0.83%

Cablevision Systems Corp.,
  Series M, $11.125 PIK Conv. Pfd.      216,572      19,491,457
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.36%

Microsoft Corp.,
  Series A, $2.196 Conv. Pfd.           105,000       8,413,125
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.26%

PennCorp Financial Group, Inc.,
  $3.375 Conv. Pfd.                      20,000       1,680,150
---------------------------------------------------------------
SunAmerica, Inc., $3.188 Conv. Pfd.     106,650       4,505,963
---------------------------------------------------------------
                                                      6,186,113
---------------------------------------------------------------

FOOD/PROCESSING-0.23%

Chiquita Brands International,
  Inc., Series B, $3.75 Conv. Pfd.      100,000       5,325,000
---------------------------------------------------------------

FUNERAL SERVICES-0.08%

SCI Financial LLC,
  Series A, $3.125 Conv. Pfd.            20,000       1,882,500
---------------------------------------------------------------

GAS DISTRIBUTION-0.09%

NorAm Financing,
  $3.125 Conv. Pfd.                      35,000       2,222,500
---------------------------------------------------------------

HOTELS/MOTELS-0.12%

Host Marriott Financial Trust,
  $3.375 Conv. Pfd.(b) (Acquired
  11/25/96; Cost $2,500,000)             50,000       2,724,850
---------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-0.13%

Frontier Financing Trust,
  $3.125 Conv. Pfd.(b) (Acquired
  10/09/96; Cost $3,000,000)             60,000       3,106,320
---------------------------------------------------------------

MACHINERY (HEAVY)-0.06%

Case Corp.,
  Series A, $4.50 Conv. Pfd.             10,000       1,329,780
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.09%

Tosco Financing Trust,
  $2.875 Conv. Pfd.(b) (Acquired
  12/10/96; Cost $2,000,000)             40,000       2,085,000
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.13%

Enron Corp.,
  $1.36 Conv. Pfd.                       30,000         720,000
---------------------------------------------------------------
Kelley Oil & Gas Corp.,
  $2.625 Conv. Pfd.                     100,000       2,387,500
---------------------------------------------------------------
                                                      3,107,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

PUBLISHING-1.11%

K-III Communications Corp.,
  $2.875 Pfd.                           300,000  $    8,062,500
---------------------------------------------------------------
  $10.00 Series D Pfd.(b)
  (Acquired 01/19/96-12/10/96;
  Cost $17,930,000)                     180,000      17,685,000
---------------------------------------------------------------
                                                     25,747,500
---------------------------------------------------------------

RETAIL (STORES)-0.04%

Kmart Financing,
  $3.875 Conv. Pfd.                      20,000         975,000
---------------------------------------------------------------

TELECOMMUNICATIONS-1.03%

ICG Holdings, Inc.,
  $14.25 Pfd.                            19,000      20,995,000
---------------------------------------------------------------
MFS Communications Co., Inc.,
  $2.68 Conv. Pfd.                       35,000       3,193,750
---------------------------------------------------------------
                                                     24,188,750
---------------------------------------------------------------
    Total Preferred Stocks                          113,275,479
---------------------------------------------------------------

WARRANTS-0.24%

CABLE TELEVISION-0.00%

Wireless One Inc.,
  expiring 10/19/00(h)                   37,560          37,560
---------------------------------------------------------------

CHEMICALS-0.02%

Berry Plastics Corp.,
  expiring 04/15/04(h)                    6,000         270,120
---------------------------------------------------------------
Sterling Chemicals Holdings,
  expiring 08/15/08(h)                    7,500         262,500
---------------------------------------------------------------
                                                        532,620
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.02%

Exide Electronics Group Inc.,
  expiring 03/15/06(h)                   13,000         390,000
---------------------------------------------------------------

CONTAINERS-0.01%

MVE Inc.,
  expiring 02/15/02(h)                    6,750         202,500
---------------------------------------------------------------

LEISURE & RECREATION-0.06%

IHF Capital Inc.,
  Series H, expiring 11/14/99(h)          8,000       1,040,000
---------------------------------------------------------------
  Series I, expiring 11/14/99(h)          7,250         290,000
---------------------------------------------------------------
                                                      1,330,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

MEDICAL (PATIENT SERVICES)-0.01%

Republic Health Corp.,
  expiring 04/03/00(h)                   17,500  $      315,000
---------------------------------------------------------------

STEEL-0.00%

Bar Technologies Inc.,
  expiring 04/01/01(h)                    6,000          33,000
---------------------------------------------------------------
Gulf States Steel Inc.,
  expiring 04/15/03(h)                   15,990          79,950
---------------------------------------------------------------
                                                        112,950
---------------------------------------------------------------

TELECOMMUNICATIONS-0.12%

Clearnet Communications Inc.,
  (Canada),
  expiring 09/15/05(h)                  100,715         604,296
---------------------------------------------------------------
ICG Communications Inc.,
  expiring 09/15/05(h)                   39,600         574,200
---------------------------------------------------------------
InterCel Inc.,
  expiring 02/01/06(h)                   42,656         341,248
---------------------------------------------------------------
Intermedia Communications Inc.,
  expiring 06/01/00(h)                    1,500          52,500
---------------------------------------------------------------
Microcell Telecommunications Inc.,
  Conditional Wts., expiring
  12/31/97(b)(h) (Acquired
  12/18/96; Cost $35,744)               166,000          41,500
---------------------------------------------------------------
  expiring 12/31/97(b)(h)
  (Acquired 12/18/96; Cost $992,888)    166,000       1,120,500
---------------------------------------------------------------
                                                      2,734,244
---------------------------------------------------------------
    Total Warrants                                    5,654,874
---------------------------------------------------------------

REPURCHASE AGREEMENT(i)-1.97%

UBS Securities, Inc., 7.05%,
  01/02/97(j)                        46,218,974      46,218,974
---------------------------------------------------------------
TOTAL INVESTMENTS-98.63%                          2,308,923,141
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.37%                  32,111,225
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,341,034,366
===============================================================

Abbreviations:

Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
PIK    - Payment in Kind
Pfd.   - Preferred
Sr.    - Senior
Sub.   - Subordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at purchase. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1996 was $373,133,229 which represented 15.94% of the Fund's net assets.
(c) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(d) Issued as a unit. This unit also includes 9,250 warrants to purchase 4.535 shares of common stock per warrant.
(e) Issued as a unit. This unit also includes 1,300,800 Celcaribe Ordinary Trust Certificates.
(f) Issued as a unit. This unit also includes 20,510 warrants to purchase ordinary shares at 302.5 pence per share.
(g) Issued as a unit. This unit also includes 17,620 warrants to purchase 1.815 shares of common stock per warrant.
(h) Non-income producing security.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government agency obligations, 0% to 9.50% due 1/01/98 to 12/15/26.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996


ASSETS:

Investments, at market value (cost
  $2,185,508,189)                           $2,308,923,141
----------------------------------------------------------
Receivables for:
  Fund shares sold                               9,648,445
----------------------------------------------------------
  Dividends and interest                        46,166,949
----------------------------------------------------------
Investment for deferred compensation plan           48,098
----------------------------------------------------------
Other assets                                        86,032
----------------------------------------------------------
    Total assets                             2,364,872,665
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          6,541,806
----------------------------------------------------------
  Fund shares reacquired                         2,455,637
----------------------------------------------------------
  Dividends                                     11,121,120
----------------------------------------------------------
  Deferred compensation plan                        48,098
----------------------------------------------------------
Accrued advisory fees                              953,278
----------------------------------------------------------
Accrued administrative service fees                  9,349
----------------------------------------------------------
Accrued distribution fees                        1,821,348
----------------------------------------------------------
Accrued trustees' fees                               3,683
----------------------------------------------------------
Accrued transfer agent fees                        311,688
----------------------------------------------------------
Accrued operating expenses                         572,292
----------------------------------------------------------
    Total liabilities                           23,838,299
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $2,341,034,366
==========================================================

NET ASSETS:

Class A                                     $1,272,974,132
==========================================================
Class B                                     $1,068,060,234
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        128,791,474
==========================================================
Class B                                        108,065,310
==========================================================
Class A:
  Net asset value and redemption price per
    share                                   $         9.88
==========================================================
  Offering price per share:
    (Net asset value of $9.88
    divided by 95.25%)                      $        10.37
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $         9.88
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Interest                                    $  194,640,314
----------------------------------------------------------
Dividends                                        3,281,146
----------------------------------------------------------
    Total investment income                    197,921,460
----------------------------------------------------------

EXPENSES:

Advisory fees                                    9,277,005
----------------------------------------------------------
Custodian fees                                     203,583
----------------------------------------------------------
Transfer agent fees -- Class A                   1,643,305
----------------------------------------------------------
Transfer agent fees -- Class B                   1,068,773
----------------------------------------------------------
Administrative service fees                         98,734
----------------------------------------------------------
Trustees' fees                                      18,914
----------------------------------------------------------
Distribution fees -- Class A                     2,631,156
----------------------------------------------------------
Distribution fees -- Class B                     8,083,368
----------------------------------------------------------
Other                                              789,703
----------------------------------------------------------
    Total expenses                              23,814,541
----------------------------------------------------------
Less: Expenses paid indirectly                     (30,911)
----------------------------------------------------------
    Net expenses                                23,783,630
----------------------------------------------------------
Net investment income                          174,137,830
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                    17,869,656
----------------------------------------------------------
Unrealized appreciation of investment
  securities                                    86,550,248
----------------------------------------------------------
    Net gain on investment securities          104,419,904
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $  278,557,734
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                   1996              1995

OPERATIONS:

  Net investment income                                       $  174,137,830    $  103,866,411
----------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      17,869,656       (13,744,221)
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities            86,550,248        64,363,354
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         278,557,734       154,485,544
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (102,842,087)      (72,863,770)
----------------------------------------------------------------------------------------------
  Class B                                                        (72,629,856)      (31,951,946)
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                 --          (436,906)
----------------------------------------------------------------------------------------------
  Class B                                                                 --          (191,590)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        327,466,596       271,933,588
----------------------------------------------------------------------------------------------
  Class B                                                        466,449,407       352,760,393
----------------------------------------------------------------------------------------------
    Net increase in net assets                                   897,001,794       673,735,313
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,444,032,572       770,297,259
----------------------------------------------------------------------------------------------
  End of period                                               $2,341,034,366    $1,444,032,572
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,295,988,395    $1,505,053,545
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              2,868,653         1,688,456
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (81,237,634)      (99,574,133)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               123,414,952        36,864,704
----------------------------------------------------------------------------------------------
                                                              $2,341,034,366    $1,444,032,572
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below. On December 31, 1996, undistributed net investment income was increased by $2,514,310, paid-in capital reduced by $2,981,153 and undistributed net realized gains increased by $466,843 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $81,020,316 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $98,734 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, the Fund paid AFS $1,723,833 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $28,580 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $2,331 were paid through directed brokerage commissions paid by the Fund. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $30,911 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such

Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $2,631,156 and $8,083,368, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,965,594 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $976,702 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $7,485 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $17,000,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $2,230,898,049 and $1,381,114,077, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $132,068,761
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (9,004,639)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $123,064,122
=========================================================
Cost of investments for tax purposes is
  $2,185,859,019.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                      1996                           1995
                           ---------------------------   -----------------------------
                             SHARES          VALUE          SHARES           VALUE
                           -----------   -------------   -------------   -------------
Sold:
  Class A                   76,485,479   $ 725,785,892      49,241,443   $ 458,547,804
-----------------------    ---------------------------   -----------------------------
  Class B                   63,383,789     605,130,108      42,866,225     400,172,189
-----------------------    ---------------------------   -----------------------------
Issued as reinvestment
  of dividends:
  Class A                    6,674,252      64,083,963       4,955,465      46,216,100
-----------------------    ---------------------------   -----------------------------
  Class B                    3,798,909      36,390,618       1,597,343      14,918,822
-----------------------    ---------------------------   -----------------------------
Reacquired:
  Class A                  (48,380,296)   (462,403,259)    (25,047,265)   (232,830,316)
-----------------------    ---------------------------   -----------------------------
  Class B                  (18,351,224)   (175,071,319)     (6,678,316)    (62,330,618)
-----------------------    ---------------------------   -----------------------------
                            83,610,909   $ 793,916,003      66,934,895   $ 624,693,981
=======================    ===========================   =============================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1996 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                 1996            1995       1994       1993     1992(a)      1991       1990
                                              ----------       --------   --------   --------   --------   --------   --------

CLASS A:

Net asset value, beginning of period          $     9.43       $   8.93   $  10.05   $   9.40   $   8.86   $   7.07   $   8.94
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                              0.92           0.93       0.96       0.97       1.04       1.02       1.09
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
 Net gains (losses) on securities (both
   realized and unrealized)                         0.46           0.52      (1.12)      0.69       0.55       1.81      (1.84)
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
   Total from investment operations                 1.38           1.45      (0.16)      1.66       1.59       2.83      (0.75)
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income              (0.93)         (0.95)     (0.96)     (1.01)     (1.05)     (1.04)     (1.12)
--------------------------------------------  ----------       --------   --------   --------   --------   --------   --------
Net asset value, end of period                $     9.88       $   9.43   $   8.93   $  10.05   $   9.40   $   8.86   $   7.07
============================================  ==========       ========   ========   ========   ========   ========   ========
Total return(b)                                    15.44%         16.86%     (1.67)%    18.40%     18.60%     42.18%     (9.03)%
============================================  ==========       ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $1,272,974       $886,106   $578,959   $550,760   $324,518   $259,677   $204,932
============================================  ==========       ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets             0.97%(c)(d)    0.96%      1.00%      1.12%      1.15%      1.22%      1.21%(e)
============================================  ==========       ========   ========   ========   ========   ========   ========
Ratio of net investment income to average
 net assets                                         9.67%(c)       9.95%     10.07%      9.82%     11.00%     12.67%     13.59%(f)
============================================  ==========       ========   ========   ========   ========   ========   ========
Portfolio turnover rate                               77%            61%        53%        53%        56%        61%        27%
============================================  ==========       ========   ========   ========   ========   ========   ========

                                                1989         1988        1987
                                              --------     --------    --------

CLASS A:

Net asset value, beginning of period          $  10.01     $   9.67    $  10.54
--------------------------------------------  --------     --------    --------
Income from investment operations:
 Net investment income                            1.21         1.18        1.16
--------------------------------------------  --------     --------    --------
 Net gains (losses) on securities (both
   realized and unrealized)                      (1.07)        0.34       (0.83)
--------------------------------------------  --------     --------    --------
   Total from investment operations               0.14         1.52        0.33
--------------------------------------------  --------     --------    --------
Less distributions:
 Dividends from net investment income            (1.21)       (1.18)      (1.20)
--------------------------------------------  --------     --------    --------
Net asset value, end of period                $   8.94     $  10.01    $   9.67
============================================  ========     ========    ========
Total return(b)                                   1.18%       16.41%       3.07%
============================================  ========     ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $261,920     $274,631    $242,858
============================================  ========     ========    ========
Ratio of expenses to average net assets           0.99%        0.96%(e)    0.92%
============================================  ========     ========    ========
Ratio of net investment income to average
 net assets                                      12.40%       11.84%(f)   11.21%
============================================  ========     ========    ========
Portfolio turnover rate                             36%          76%         81%
============================================  ========     ========    ========

(a) The Fund changed investment advisors on June 30, 1992.

(b) Total returns do not deduct sales charges.

(c) Ratios are based on average net assets of $1,052,462,336.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average net assets would have been the same.

(e) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22% and 1.00% for years 1990 and 1988, respectively.

(f) Ratios of net investment income to average net assets prior to reduction of advisory fees were 13.58% and 11.80% for years 1990 and 1988, respectively.

                                                                   1996            1995        1994       1993
                                                                ----------       --------    --------    -------

CLASS B:

Net asset value, beginning of period                            $     9.42       $   8.92    $  10.04    $  9.96
------------------------------------------------------------    ----------       --------    --------    -------
Income from investment operations:
 Net investment income                                                0.85           0.85        0.87       0.32
------------------------------------------------------------    ----------       --------    --------    -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                        0.47           0.52       (1.10)      0.07
------------------------------------------------------------    ----------       --------    --------    -------
   Total from investment operations                                   1.32           1.37       (0.23)      0.39
------------------------------------------------------------    ----------       --------    --------    -------
Less distributions:
 Dividends from net investment income                                (0.86)         (0.87)      (0.89)     (0.31)
------------------------------------------------------------    ----------       --------    --------    -------
Net asset value, end of period                                  $     9.88       $   9.42    $   8.92    $ 10.04
============================================================    ==========       ========    ========    =======
Total return(a)                                                      14.68%         15.91%      (2.48)%     4.00%
============================================================    ==========       ========    ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,068,060       $557,926    $191,338    $31,264
============================================================    ==========       ========    ========    =======
Ratio of expenses to average net assets                               1.68%(b)(c)    1.73%       1.80%      1.93%(d)
============================================================    ==========       ========    ========    =======
Ratio of net investment income to average net assets                  8.95%(b)       9.18%       9.27%      8.99%(d)
============================================================    ==========       ========    ========    =======
Portfolio turnover rate                                                 77%            61%         53%        53%
============================================================    ==========       ========    ========    =======

(a) Total returns do not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average net assets of $808,336,751.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average net assets would have been the same.

(d) Annualized.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Income Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED NON-
  CONVERTIBLE BONDS & NOTES-61.41%

ADVERTISING/BROADCASTING-5.08%

Echostar Satellite Broadcasting,
  Sr. Disc. Notes, 13.125%,
  03/15/04(b)                        $  3,000,000  $  2,280,000
---------------------------------------------------------------
Katz Media Corp.,
  Sr. Sub. Notes, 10.50%, 01/15/07
  (acquired 12/13/96; cost
  $400,000)(c)                            400,000       410,500
---------------------------------------------------------------
SFX Broadcasting, Inc.,
  Series B Sr. Sub. Notes, 10.75%,
  05/15/06                              1,000,000     1,057,500
---------------------------------------------------------------
Time Warner, Inc.,
  Deb., 9.15%, 02/01/23                 8,500,000     9,454,805
---------------------------------------------------------------
  Deb., 6.85%, 01/15/26                 4,300,000     4,227,717
---------------------------------------------------------------
United International Holdings, Inc.,
  Sr. Disc. Notes, 12.78%,
  11/15/99(d)                           2,000,000     1,442,500
---------------------------------------------------------------
                                                     18,873,022
---------------------------------------------------------------

AIRLINES-2.34%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19         1,810,000     2,010,240
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Equipment Trust Certificates,
  10.50%, 04/30/16                      5,000,000     6,108,200
---------------------------------------------------------------
Greenwich Air Services, Inc.,
  Sr. Notes, 10.50%, 06/01/06             530,000       569,750
---------------------------------------------------------------
                                                      8,688,190
---------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-2.09%

General Motors Corp.,
  Deb., 8.80%, 03/01/21                 6,700,000     7,748,081
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.18%

CSK Auto Inc.,
  Sr. Sub. Notes, 11.00%, 11/01/06
  (acquired 10/23/96; cost
  $650,000)(c)                            650,000       675,188
---------------------------------------------------------------

BANKING-3.50%

Bankers Trust New York Corp.,
  Gtd. Notes, 7.75%, 12/01/26
  (acquired 11/22/96; cost
  $2,932,770)(c)                        3,000,000     2,884,245
---------------------------------------------------------------
First Union Bancorp,
  Sub. Deb., 7.50%, 04/15/35            5,300,000     5,587,207
---------------------------------------------------------------
HSBC Americas Inc.,
  Sub. Notes, 7.00%, 11/01/06           2,000,000     1,978,400
---------------------------------------------------------------
Sovereign Bancorp, Inc.,
  Sub. Notes, 8.00%, 03/15/03           2,500,000     2,551,500
---------------------------------------------------------------
                                                     13,001,352
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-3.88%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%, 06/20/20(d)    74,000,000    14,405,580
---------------------------------------------------------------

CABLE TELEVISION-3.47%

Comcast UK Cable Partners Ltd.,
  Sr. Yankee Disc. Deb., 11.20%,
  11/15/07(b)                           5,000,000     3,550,000
---------------------------------------------------------------
Fundy Cable Ltd.,
  Sr. Yankee Sec. Second Priority
  Notes, 11.00%, 11/15/05                 410,000       435,625
---------------------------------------------------------------
Heartland Wireless Communications
  Inc.,
  Sr. Notes, 14.00%, 10/15/04
  (acquired 12/17/96; cost
  $720,000)(c)                            720,000       748,800
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

CABLE TELEVISION-(CONTINUED)

Kabelmedia Holdings GmbH,
  Sr. Yankee Disc. Notes, 13.625%,
  08/01/06(b)                        $  1,400,000  $    777,000
---------------------------------------------------------------
Marcus Cable Operating Co.,
  Sr. Disc. Notes, 13.50%,
  08/01/04(b)                           1,690,000     1,390,025
---------------------------------------------------------------
Rifkin Acquisition Partners L.L.P.,
  Sr. Sub. Notes, 11.125%, 01/15/06       630,000       655,200
---------------------------------------------------------------
TeleWest Communications PLC,
  Sr. Yankee Disc. Deb., 11.00%,
  10/01/07(b)                           1,100,000       765,875
---------------------------------------------------------------
Viacom, Inc.,
  Sr. Notes, 7.75%, 06/01/05            3,650,000     3,584,300
---------------------------------------------------------------
Wireless One, Inc.,
  Sr. Notes, 13.00%, 10/15/03           1,000,000       980,000
---------------------------------------------------------------
                                                     12,886,825
---------------------------------------------------------------

CHEMICALS-1.38%

BPC Holding Corp.,
  Series B Sr. Notes, 12.50%,
  06/15/06                              1,000,000     1,056,250
---------------------------------------------------------------
Crain Industries, Inc.,
  Sr. Sub. Notes, 13.50%, 08/15/05      1,070,000     1,211,775
---------------------------------------------------------------
LaRoche Industries, Inc.,
  Sr. Sub. Notes, 13.00%, 08/15/04      1,000,000     1,080,000
---------------------------------------------------------------
PrintPack Inc.,
  Sr. Sub. Notes, 10.625%, 08/15/06
  (acquired 08/15/96-09/04/96; cost
  $1,035,625)(c)                        1,030,000     1,071,200
---------------------------------------------------------------
Sterling Chemicals, Inc.,
  Sr. Sub. Notes, 11.75%, 08/15/06        680,000       720,800
---------------------------------------------------------------
                                                      5,140,025
---------------------------------------------------------------

CONSUMER NON-DURABLES-0.29%

Hines Horticulture, Inc.,
  Sr. Sub. Notes, 11.75%, 10/15/05      1,000,000     1,065,000
---------------------------------------------------------------

CONTAINERS-1.01%

Ivex Packaging Corp.,
  Sr. Sub. Notes, 12.50%, 12/15/02      1,500,000     1,635,000
---------------------------------------------------------------
MVE Inc.,
  Sr. Secured Notes, 12.50%,
  02/15/02                              1,000,000     1,066,250
---------------------------------------------------------------
Owens-Illinois, Inc.,
  Sr. Sub. Notes, 10.00%, 08/01/02      1,000,000     1,050,000
---------------------------------------------------------------
                                                      3,751,250
---------------------------------------------------------------

ELECTRIC POWER-3.62%

AES China Generating Co.,
  Sr. Yankee Notes, 10.125%,
  12/15/06                                220,000       229,350
---------------------------------------------------------------
El Paso Electric Co.,
  First Mortgage Bonds, 8.90%,
  02/01/06                              2,500,000     2,611,325
---------------------------------------------------------------
  First Mortgage Bonds, 9.40%,
    05/01/11                            4,000,000     4,255,920
---------------------------------------------------------------
Indiana Michigan Power, Secured
  Lease
  Obligation Bonds, 9.82%, 12/07/22     4,969,949     5,996,343
---------------------------------------------------------------
Southern California Edison Co.,
  First Mortgage Notes, 8.875%,
  05/01/23                                357,000       373,036
---------------------------------------------------------------
                                                     13,465,974
---------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-0.29%

AES Corp.,
  Sr. Sub. Notes, 10.25%, 07/15/06      1,000,000     1,075,000
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

FINANCE (CONSUMER CREDIT)-2.76%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%, 02/15/10 $  6,000,000  $  6,472,860
---------------------------------------------------------------
GMAC,
  Notes, 9.00%, 10/15/02                3,425,000     3,770,959
---------------------------------------------------------------
                                                     10,243,819
---------------------------------------------------------------

FINANCE (LEASING COMPANIES)-0.55%

Sea Containers, Ltd.,
  Series B Sr. Yankee Sub. Deb.,
  12.50%, 12/01/04                      1,825,000     2,025,750
---------------------------------------------------------------

FOOD/PROCESSING-0.85%

Chiquita Brands International, Inc.,
  Sr. Notes, 10.25%, 11/01/06             860,000       920,200
---------------------------------------------------------------
International Home Foods Inc.,
  Sr. Sub. Notes, 10.375%, 11/01/06
  (acquired 10/29/96; cost
  $520,000)(c)                            520,000       543,400
---------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%, 08/01/03     1,380,000     1,381,725
---------------------------------------------------------------
Ralston-Ralston Purina Co.,
  Deb., 7.875%, 06/15/25                  300,000       307,839
---------------------------------------------------------------
                                                      3,153,164
---------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES-3.27%

Province Of Manitoba,
  Yankee Bonds, 7.75%, 07/17/16         7,500,000     7,842,075
---------------------------------------------------------------
Province of Ontario,
  Sr. Notes, 8.00%, 03/11/03            5,350,000     4,302,505
---------------------------------------------------------------
                                                     12,144,580
---------------------------------------------------------------

GAMING-1.08%

Coast Hotels & Casinos Inc.,
  Series B Secured First Mortgage
  Gtd. Notes, 13.00%, 12/15/02          1,160,000     1,284,700
---------------------------------------------------------------
Showboat, Inc.,
  First Mortgage Notes, 9.25%,
  05/01/08                              2,000,000     1,977,500
---------------------------------------------------------------
Trump Atlantic City Associates,
  Secured First Mortgage Gtd. Notes,
  11.25%, 05/01/06                        760,000       756,200
---------------------------------------------------------------
                                                      4,018,400
---------------------------------------------------------------

GAS DISTRIBUTION-0.58%

Ferrellgas Partners, Sr.
  Notes, 9.375%, 06/15/06               2,100,000     2,144,625
---------------------------------------------------------------

HOME BUILDING-0.21%

Continental Homes Holdings Corp.,
  Sr. Notes, 10.00%, 04/15/06             745,000       771,075
---------------------------------------------------------------

HOTELS/MOTELS-1.42%

ITT Corp.,
  Gtd. Deb., 7.375%, 11/15/15           3,350,000     3,219,819
---------------------------------------------------------------
John Q. Hammons Hotels Inc.,
  Gtd. First Mortgage Notes, 9.75%,
  10/01/05                              2,000,000     2,045,000
---------------------------------------------------------------
                                                      5,264,819
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.27%

Americo Life Inc.,
  Sr. Sub. Notes, 9.25%, 06/01/05       1,000,000     1,000,000
---------------------------------------------------------------

LEISURE & RECREATION-0.65%

Cobblestone Golf Group Inc.,
  Series B Sr. Notes, 11.50%,
  06/01/03                              1,000,000     1,046,250
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

LEISURE & RECREATION-(CONTINUED)

Icon Health & Fitness Inc.,
  Sr. Sub. Notes, 13.00%, 07/15/02   $  1,200,000  $  1,363,500
---------------------------------------------------------------
                                                      2,409,750
---------------------------------------------------------------

MACHINERY (HEAVY)-2.09%

Caterpillar Inc.,
  Deb., 9.375%, 08/15/11                5,000,000     5,999,900
---------------------------------------------------------------
Fairfield Manufacturing Co., Inc.,
  Sr. Sub. Notes, 11.375%, 07/01/01     1,000,000     1,050,000
---------------------------------------------------------------
PrimeCo. Inc.,
  Sr. Sub. Notes, 12.75%, 03/01/05        627,000       717,915
---------------------------------------------------------------
                                                      7,767,815
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.57%

AM General Corp.,
  Sr. Notes, 12.875%, 05/01/02          1,100,000     1,051,875
---------------------------------------------------------------
Interlake Corp.,
  Sr. Notes, 12.00%, 11/15/01           1,000,000     1,076,250
---------------------------------------------------------------
                                                      2,128,125
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.31%

Dynacare Inc.,
  Sr. Yankee Notes, 10.75%, 01/15/06    1,140,000     1,157,100
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.59%

Dade International Inc.,
  Series B Sr. Sub. Notes, 11.125%,
  05/01/06                              1,000,000     1,087,500
---------------------------------------------------------------
Graphic Controls Corp., Series A
  Sr. Sub. Notes, 12.00%, 09/15/05        980,000     1,090,250
---------------------------------------------------------------
                                                      2,177,750
---------------------------------------------------------------

METALS-0.65%

Rio Algom Ltd.,
  Yankee Deb., 7.05%, 11/01/05          2,500,000     2,430,650
---------------------------------------------------------------

NATURAL GAS PIPELINE-1.69%

Transco Energy Co.,
  Deb., 9.875%, 06/15/20                5,000,000     6,294,200
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-3.01%

Abraxas Petroleum Corp.,
  Sr. Notes, 11.50%, 11/01/04
  (acquired 11/05/96-12/03/96; cost
  $1,135,850)(c)                        1,130,000     1,211,925
---------------------------------------------------------------
Anadarko Petroleum Corp.,
  Deb., 7.25%, 03/15/25                 5,000,000     5,152,050
---------------------------------------------------------------
Mariner Energy Corp.,
  Sr. Sub. Notes, 10.50%, 08/01/06
  (acquired 08/12/96-09/04/96; cost
  $1,043,294)(c)                        1,040,000     1,107,600
---------------------------------------------------------------
Talisman Energy, Inc.,
  Yankee Deb., 7.125%, 06/01/07         3,750,000     3,693,450
---------------------------------------------------------------
                                                     11,165,025
---------------------------------------------------------------

OIL & GAS (INTEGRATED)-0.81%

Husky Oil Ltd.,
  Sr. Yankee Notes, 7.125%, 11/15/06    2,000,000     1,984,480
---------------------------------------------------------------
Wainoco Oil Corp.,
  Sr. Notes, 12.00%, 08/01/02           1,000,000     1,030,000
---------------------------------------------------------------
                                                      3,014,480
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.27%

Petroleum Heat & Power Co., Inc.,
  Sub. Deb., 12.25%, 02/01/05             890,000       991,238
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

OIL & GAS (SERVICES)-1.34%

Falcon Drilling Co., Inc.,
  Series B Sr. Notes, 9.75%,
  01/15/01                           $    410,000  $    431,525
---------------------------------------------------------------
Sun Co., Inc.,
  Deb., 9.00%, 11/01/24                 4,000,000     4,536,880
---------------------------------------------------------------
                                                      4,968,405
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.93%

RAPP International Finance, Gtd.
  Yankee Sec. Notes, 11.50%,
  12/15/00                                970,000     1,030,625
---------------------------------------------------------------
Repap New Brunswick,
  Sr. Yankee Second Priority Sec.
  Notes, 10.625%, 04/15/05              1,110,000     1,165,500
---------------------------------------------------------------
Riverwood International Corp.,
  Sr. Gtd. Sub. Notes, 10.875%,
  04/01/08                              1,360,000     1,264,800
---------------------------------------------------------------
                                                      3,460,925
---------------------------------------------------------------

POLLUTION CONTROL-0.30%

Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes, 13.00%,
  11/15/05                              1,000,000     1,115,000
---------------------------------------------------------------

PUBLISHING-2.15%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13        7,100,000     7,983,595
---------------------------------------------------------------

RAILROADS-0.26%

Johnstown America Industries, Inc.,
  Sr. Sub. Notes, 11.75%, 08/15/05      1,000,000       965,000
---------------------------------------------------------------

REAL ESTATE-0.21%

Finova Capital Corp.,
  Notes, 7.40%, 05/06/06                  750,000       765,428
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.07%

Great Atlantic & Pacific Tea Co.,
  Inc., Yankee Notes, 7.78%, 11/01/00
  (acquired 10/18/95; cost
  $3,900,000)(c)                        3,900,000     3,975,056
---------------------------------------------------------------

RETAIL (STORES)-1.14%

Samsonite Corp.,
  Sr. Sub. Notes, 11.125%, 07/15/05       900,000     1,018,125
---------------------------------------------------------------
Specialty Retailers Inc.,
  Sr. Sub. Notes, 11.00%, 08/15/03      2,000,000     2,110,000
---------------------------------------------------------------
United Stationer Supply,
  Sr. Sub. Notes, 12.75%, 05/01/05      1,000,000     1,115,000
---------------------------------------------------------------
                                                      4,243,125
---------------------------------------------------------------

SCHOOLS-0.48%

Herff Jones Inc.,
  Sr. Sub. Notes, 11.00%, 08/15/05      1,000,000     1,081,250
---------------------------------------------------------------
Scholastic Brands Inc.,
  Sr. Sub. Notes, 11.00%, 01/15/07
  (acquired 12/10/96-12/12/96; cost
  $710,494)(c)                            705,000       720,862
---------------------------------------------------------------
                                                      1,802,112
---------------------------------------------------------------

SEMICONDUCTORS-0.32%

Advanced Micro Devices, Inc.,
  Sr. Notes, 11.00%, 08/01/03           1,100,000     1,199,000
---------------------------------------------------------------

STEEL-0.71%

Gulf States Steel Corp.,
  First Mortgage Notes, 13.50%,
  04/15/03                              1,650,000     1,575,750
---------------------------------------------------------------
GS Industries, Inc.,
  Sr. Notes, 12.00%, 09/01/04           1,000,000     1,043,750
---------------------------------------------------------------
                                                      2,619,500
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

TELECOMMUNICATIONS-2.81%

Arch Communications Group, Inc.,
  Sr. Disc. Notes, 10.875%,
  03/15/08(b)                        $    630,000  $    363,825
---------------------------------------------------------------
Clearnet Communications Inc.,
  Sr. Yankee Disc. Notes, 14.75%,
  12/15/05(b)                           1,780,000     1,114,725
---------------------------------------------------------------
PriCellular Wireless Corp.,
  Sr. Notes, 10.75%, 11/01/04
  (acquired 10/30/96; cost
  $430,000)(c)                            430,000       449,887
---------------------------------------------------------------
ProNet, Inc.,
  Sr. Sub. Notes, 11.875%, 06/15/05     1,000,000       950,000
---------------------------------------------------------------
Sygnet Wireless Inc.,
  Sr. Notes, 11.50%, 10/01/06             580,000       601,750
---------------------------------------------------------------
TCI Communications Inc.,
  Deb., 8.75%, 08/01/15                 6,000,000     5,946,660
---------------------------------------------------------------
Teleport Communications Group Inc.,
  Sr. Disc. Notes, 11.125%,
  07/01/07(b)                           1,500,000     1,038,750
---------------------------------------------------------------
                                                     10,465,597
---------------------------------------------------------------

TELEPHONE-0.20%

Phonetel Technologies, Inc.,
  Sr. Notes, 12.00%, 12/15/06             740,000       767,750
---------------------------------------------------------------

TRANSPORTATION-0.73%

Gearbulk Holdings, Ltd.,
  Sr. Notes, 11.25%, 12/01/04           1,000,000     1,105,000
---------------------------------------------------------------
Stena A.B.,
  Sr. Yankee Notes, 10.50%, 12/15/05    1,500,000     1,627,500
---------------------------------------------------------------
                                                      2,732,500
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes                 228,140,845
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES-2.63%

ADVERTISING/BROADCASTING-0.14%

Omnicom Group, Inc.,
  Conv. Sub. Deb., 4.25%, 01/03/07
  (acquired 12/11/96; cost
  $500,000)(c)                            500,000       518,500
---------------------------------------------------------------

AIRLINES-0.60%

Continental Airlines, Inc.,
  Conv. Sub. Notes, 6.75%, 04/15/06
  (acquired 02/27/96; cost
  $1,999,275)(c)                        2,000,000     2,244,260
---------------------------------------------------------------

COMPUTER NETWORKING-0.48%

3Com Corp.,
  Conv. Sub. Notes, 10.25%, 11/01/01
  (acquired 11/08/94; cost
  $800,000)(c)                            800,000     1,781,304
---------------------------------------------------------------

POLLUTION CONTROL-0.33%

U.S. Filter Corp.,
  Conv. Sub. Notes, 4.50%, 12/15/01     1,200,000     1,221,648
---------------------------------------------------------------

TRANSPORTATION-1.08%

Laidlaw, Inc.,
  Yankee Conv. Deb., 6.00%, 01/15/99
  (acquired 08/19/96-08/23/96; Cost
  $3,955,000)(c)                        3,000,000     4,005,000
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes                       9,770,712
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES(e)-8.07%

CANADA-5.82%

Bank of Montreal (Banking),
  Sub. Deb., 7.92%, 07/31/12     CAD    4,000,000     3,182,648
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

CANADA-(CONTINUED)

Bell Canada (Telecommunications),
  Deb., 10.875, 10/11/04         CAD    3,000,000  $  2,735,996
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas),
  Deb., 11.00%, 10/31/00                4,495,000     3,847,323
---------------------------------------------------------------
NAV Canada (Transportation),
  Bonds, 7.40%, 06/01/27                2,500,000     1,810,779
---------------------------------------------------------------
Rogers Cablesystems (Cable Television),
  Sr. Sec. Priority Deb., 9.65%,
  01/15/14                              1,750,000     1,226,904
---------------------------------------------------------------
Teleglobe Canada, Inc.
  (Telecommunications),
  Deb., 8.35%, 06/20/03                 5,000,000     4,030,162
---------------------------------------------------------------
Trans-Canada Pipelines (Oil & Gas),
  Notes, 8.55%, 02/01/06                3,000,000     2,455,342
---------------------------------------------------------------
  Series Q Deb., 10.625%, 10/20/09      1,750,000     1,639,323
---------------------------------------------------------------
Westcoast Energy Inc.,
  (Electric Power), Deb., 6.45%,
  12/18/06 (acquired 12/03/96; cost
  $739,169)(c)                          1,000,000       712,336
---------------------------------------------------------------
                                                     21,640,813
---------------------------------------------------------------

GERMANY-2.25%

International Bank for
  Reconstruction & Development
  (Supranational Organization),
  Unsub. Global Bonds, 7.125%,
  04/12/05 DEM                          8,800,000     6,204,126
---------------------------------------------------------------
LKB Global (Banking),
  Gtd. Notes, 6.00%, 01/25/06           3,300,000     2,149,890
---------------------------------------------------------------
                                                      8,354,016
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes                                  29,994,829
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS &
  NOTES(e)-7.18%

JAPAN-4.52%

JUSCO Co. (Consumer Non-Durables),
  Conv. Deb., 1.20%, 02/20/01    JPY  220,000,000     3,424,143
---------------------------------------------------------------
Matsushita Electric Industrial Co.
  Ltd. (Electronic
  Components/Miscellaneous),
  Conv. Bonds, 1.30%, 03/29/02        250,000,000     2,558,069
---------------------------------------------------------------
Sony Corp. (Electronic Components/
  Miscellaneous),
  Conv. Bonds, 0.15%, 03/30/01        370,000,000     3,754,952
---------------------------------------------------------------
  Conv. Bonds, 1.40%, 09/30/03         30,000,000       362,663
---------------------------------------------------------------
Toyota Motor Corp. (Automobile-Manufacturers),
  Conv. Bonds, 1.20%, 01/28/98        455,000,000     6,677,079
---------------------------------------------------------------
                                                     16,776,906
---------------------------------------------------------------

SWITZERLAND-1.04%

Aderans Co. Ltd. (Cosmetics &
  Toiletries),
  Conv. Deb., 0.875%, 08/31/98   CHF    2,000,000     1,550,243
---------------------------------------------------------------
Yamada Denki Co. Ltd.
  (Retail-Stores),
  Conv. Notes, 0.25%, 03/31/00          2,700,000     2,309,675
---------------------------------------------------------------
                                                      3,859,918
---------------------------------------------------------------

UNITED KINGDOM-1.62%

LASMO PLC (Oil Equipment &
  Supplies),
  Conv. Bonds, 7.75%, 10/04/05   GBP    3,700,000     6,021,929
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible Bonds
      & Notes                                        26,658,753
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                      AMOUNT(a)       VALUE

NON-U.S. DOLLAR DENOMINATED
GOVERNMENT BONDS & NOTES(e)-12.29%

AUSTRALIA-3.47%

Australian Government, Bonds, 6.75%,
  11/15/06              AUD             4,000,000  $  3,043,542
---------------------------------------------------------------
  Bonds, 10.00%, 10/15/07               6,400,000     6,044,442
---------------------------------------------------------------
Treasury Corp. of Victoria
  Local Government, Gtd. Deb.,
  12.00%, 09/22/01                      4,000,000     3,803,799
---------------------------------------------------------------
                                                     12,891,783
---------------------------------------------------------------

CANADA-0.62%

Canadian Government,
  Gtd. Deb., 7.00%, 12/01/06     CAD    3,000,000     2,290,586
---------------------------------------------------------------

DENMARK-0.76%

Kingdom of Denmark,
  Gtd. Deb., 8.00%, 11/15/01     DKK   15,000,000     2,826,441
---------------------------------------------------------------

GERMANY-2.94%

Bundesrepublik Deutschland Deb.,
  6.00%, 09/15/03               DEM     7,000,000     4,727,775
---------------------------------------------------------------
  Deb., 6.75%, 07/15/04                 5,250,000     3,662,854
---------------------------------------------------------------
  Deb., 6.875%, 05/12/05                3,600,000     2,520,795
---------------------------------------------------------------
                                                     10,911,424
---------------------------------------------------------------

SWEDEN-1.68%

Swedish Government
  Bonds, 10.25%, 05/05/03        SEK   19,000,000     3,388,429
---------------------------------------------------------------
  Bonds, 6.00%, 02/09/05               20,000,000     2,841,244
---------------------------------------------------------------
                                                      6,229,673
---------------------------------------------------------------

UNITED KINGDOM-2.82%

United Kingdom Treasury Notes,
  8.00%, 12/07/00                GBP    1,500,000     2,641,511
---------------------------------------------------------------
  7.00%, 11/06/01                       1,500,000     2,543,087
---------------------------------------------------------------
  7.50%, 12/07/06                       3,100,000     5,306,798
---------------------------------------------------------------
                                                     10,491,396
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds &
      Notes                                          45,641,303
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE
  PREFERRED STOCKS-4.23%

                                           SHARES
ADVERTISING/BROADCASTING-0.51%

News Corp. Ltd.,-
  $5.00 Conv. Pfd.
  (acquired 11/04/96; cost
  $2,000,000)(c)(f)                        20,000     1,887,500
---------------------------------------------------------------
Time Warner Inc.-Series M
  $102.50 PIK Conv. Pfd.                       .4           395
---------------------------------------------------------------
                                                      1,887,895
---------------------------------------------------------------

AEROSPACE/DEFENSE-0.31%

Loral Space & Communications-
  $3.00 Conv. Pfd.
  (acquired 11/01/96; cost
  $1,000,000)(c)                           20,000     1,137,500
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.39%

Microsoft Corp.-Series A,
  $2.196 Conv. Pfd.                        18,000     1,442,250
---------------------------------------------------------------

                                                      MARKET
                                        SHARES        VALUE
ELECTRIC POWER-0.58%

Citizens Utilities Co.-
  $2.50 Conv. Pfd.                         45,000  $  2,148,750
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.61%

SunAmerica, Inc.-
  $3.188 Conv. Pfd.                        53,350     2,254,038
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.07%

Conseco Inc.-
  $4.278 Conv. PRIDES                      35,000     3,981,250
---------------------------------------------------------------

OIL & GAS (REFINING/MARKETING)-0.28%

Tosco Financing Trust-
  $2.875 Conv. Pfd.
  (acquired 12/10/96-12/11/96; cost
  $1,006,950)(c)                           20,000     1,042,500
---------------------------------------------------------------

RETAIL (STORES)-0.48%

Kmart Financing-
  $3.875 Conv. Pfd.                        37,000     1,803,750
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Preferred Stocks                   15,697,933
===============================================================

COMMON STOCKS-0.40%

UTILITIES-0.40%

National Power PLC-ADR                     24,300       823,162
---------------------------------------------------------------
PowerGen PLC-ADR                           17,300       683,350
---------------------------------------------------------------
    Total Common Stocks                               1,506,512
---------------------------------------------------------------

WARRANTS-0.03%

CABLE TELEVISION-0.00%

Wireless One, Inc.,
  expiring 10/19/00(g)                      2,670         2,670
---------------------------------------------------------------

                                                      MARKET
                                        SHARES        VALUE

CONTAINERS-0.01%

MVE Inc.,
  expiring 02/15/02(g)                      1,000  $     30,000
---------------------------------------------------------------

LEISURE & RECREATION-0.01%

IHF Capital Inc.,
  expiring 11/14/99(g)                      1,200        48,000
---------------------------------------------------------------

STEEL-0.00%

Gulf States Steel Corp.,
  expiring 04/15/03(g)                      1,650         8,250
---------------------------------------------------------------

TELECOMMUNICATIONS-0.01%

Clearnet Communications Inc.,
  expiring 09/15/05(g)                      5,874        35,244
---------------------------------------------------------------
    Total Warrants                                      124,164
===============================================================

                                      PRINCIPAL
                                        AMOUNT

U.S. TREASURY SECURITIES-0.12%

U.S. Treasury Bonds,
  6.75%, 08/15/26                    $    450,000       453,614
---------------------------------------------------------------

REPURCHASE AGREEMENTS-1.83%(h)

HSBC Securities, Inc.,
  7.05%, 01/02/97(i)                      210,059       210,059
---------------------------------------------------------------
UBS Securities, Inc.,
  7.05%, 01/02/97(j)                    6,589,941     6,589,941
---------------------------------------------------------------
    Total Repurchase Agreements                       6,800,000
---------------------------------------------------------------
TOTAL INVESTMENTS-98.19%                            364,788,665
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.81%                   6,737,729
---------------------------------------------------------------
NET ASSETS-100.00%                                 $371,526,394
===============================================================

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (e).
(b) Discounted bond at purchase. Interest rate represents coupon rate at which the bond will accrue at a specified future date.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1996 was $28,215,063 which represented 7.59% of the Fund's net assets.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(e) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(f) Issued as a unit. This unit also includes 20,000 warrants to purchase shares of common stock.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) Joint repurchase agreement entered into 12/31/96 with a maturing value of $300,117,500. Collateralized by $633,913,662 U.S. Treasury obligations, 0% to 8.00% due 05/01/19 to 11/01/35.
(j) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government obligations,
    0% to 9.50% due 01/01/98 to 12/15/26.

Abbreviations:

ADR   - American Depository Receipts      Gtd.   - Guaranteed
AUD   - Australian Dollar                 JPY    - Japanese Yen
CAD   - Canadian Dollar                   PIK    - Payment in Kind
CHF   - Swiss Franc                       PRIDES - Preferred Redemption Increase
Conv. - Convertible                                Dividend Equity Security
Deb.  - Debentures                        Sec.   - Secured
DEM   - German Deutschemark               SEK    - Swedish Krona
Disc. - Discounted                        Sr.    - Senior
DKK   - Danish Krone                      Sub.   - Subordinated
GBP   - British Pound Sterling            Unsub. - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS:
Investments, at market value (cost
  $349,179,780)                              $364,788,665
---------------------------------------------------------
Foreign currencies, at value (cost
  $249,071)                                       249,969
---------------------------------------------------------
Receivables for:
  Forward currency contracts                      901,610
---------------------------------------------------------
  Fund shares sold                                712,759
---------------------------------------------------------
  Interest                                      6,657,133
---------------------------------------------------------
Investment for deferred compensation plan          68,881
---------------------------------------------------------
Other assets                                       38,223
---------------------------------------------------------
    Total assets                              373,417,240
---------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                           500,000
---------------------------------------------------------
  Fund shares reacquired                          207,833
---------------------------------------------------------
  Dividends to shareholders                       550,302
---------------------------------------------------------
  Deferred compensation plan                       68,881
---------------------------------------------------------
Accrued advisory fees                             142,103
---------------------------------------------------------
Accrued distribution fees                         260,851
---------------------------------------------------------
Accrued administrative service fees                 7,180
---------------------------------------------------------
Accrued transfer agent fees                        59,475
---------------------------------------------------------
Accrued trustees' fees                              1,811
---------------------------------------------------------
Accrued operating expenses                         92,410
---------------------------------------------------------
    Total liabilities                           1,890,846
---------------------------------------------------------
Net assets applicable to shares outstanding  $371,526,394
---------------------------------------------------------
NET ASSETS:
Class A                                      $286,182,914
=========================================================
Class B                                      $ 85,343,480
---------------------------------------------------------
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE
Class A                                        34,717,454
=========================================================
Class B                                        10,374,382
=========================================================
CLASS A:
  Net asset value and redemption price per
    share                                    $       8.24
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.24 divided by
      95.25%)                                $       8.65
---------------------------------------------------------
CLASS B:
  Net asset value and offering price per
    share                                    $       8.23
---------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended December 31, 1996

INVESTMENT INCOME:
Interest                                     $ 26,009,436
---------------------------------------------------------
Dividends (net of $42,327 foreign
  withholding tax)                                536,443
---------------------------------------------------------
    Total investment income                    26,545,879
---------------------------------------------------------
EXPENSES:
Advisory fees                                   1,510,254
---------------------------------------------------------
Custodian fees                                     82,806
---------------------------------------------------------
Distribution fees -- Class A                      656,254
---------------------------------------------------------
Distribution fees -- Class B                      650,621
---------------------------------------------------------
Trustees' fees                                      7,730
---------------------------------------------------------
Transfer agent fees -- Class A                    351,979
---------------------------------------------------------
Transfer agent fees -- Class B                    134,221
---------------------------------------------------------
Administrative service fees                        75,132
---------------------------------------------------------
Other                                             266,163
---------------------------------------------------------
    Total expenses                              3,735,160
---------------------------------------------------------
Less: Expenses paid indirectly                     (5,398)
---------------------------------------------------------
    Net expenses                                3,729,762
---------------------------------------------------------
Net investment income                          22,816,117
---------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCY AND FORWARD CURRENCY
  CONTRACT TRANSACTIONS
Net realized gain (loss) from:
  Investment securities                           699,083
---------------------------------------------------------
  Foreign currency transactions                  (182,290)
---------------------------------------------------------
  Forward currency contracts                    1,599,434
---------------------------------------------------------
                                                2,116,227
---------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                         3,516,763
---------------------------------------------------------
  Foreign currency transactions                   (74,980)
---------------------------------------------------------
  Forward currency contracts                      796,581
---------------------------------------------------------
                                                4,238,364
---------------------------------------------------------
  Net realized and unrealized gain from
    investment securities, foreign currency
    transactions and forward currency
    contracts                                   6,354,591
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 29,170,708
---------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996              1995

OPERATIONS:

  Net investment income                                       $ 22,816,117      $ 18,156,289
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currency transactions and forward currency contracts         2,116,227         9,871,598
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currency transactions and forward currency
    contracts                                                    4,238,364        21,434,843
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        29,170,708        49,462,730
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (19,414,227)      (16,600,806)
--------------------------------------------------------------------------------------------
  Class B                                                       (4,277,769)       (1,555,483)
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                               --          (889,987)
--------------------------------------------------------------------------------------------
  Class B                                                               --           (95,903)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       31,245,815        22,105,318
--------------------------------------------------------------------------------------------
  Class B                                                       39,218,171        29,160,108
--------------------------------------------------------------------------------------------
    Net increase in net assets                                  75,942,698        81,585,977
--------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                          295,583,696       213,997,719
--------------------------------------------------------------------------------------------
  End of period                                               $371,526,394      $295,583,696
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $360,736,285      $290,272,299
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               33,129           846,817
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from sales of
    investment securities, foreign currencies and forward
    contract transactions                                       (5,745,170)       (7,799,206)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward contract transactions                16,502,150        12,263,786
--------------------------------------------------------------------------------------------
                                                              $371,526,394      $295,583,696
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government Securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding contracts at December 31, 1996 were as follows:

                                  CONTRACT TO                            UNREALIZED
       SETTLEMENT        -----------------------------                  APPRECIATION
          DATE               DELIVER         RECEIVE        VALUE      (DEPRECIATION)
       ----------        ---------------   -----------   -----------   --------------
        01/30/97         CHF   3,940,000   $ 3,145,709   $ 2,952,970         $192,739
        03/10/97         CHF   1,000,000       774,353       752,378           21,975
        01/27/97         DEM  11,200,000     7,451,763     7,291,683          160,080
        02/19/97         DEM  11,200,000     7,265,179     7,302,086          (36,907)
        02/03/97         JPY 630,000,000     5,742,935     5,440,212          302,723
        03/05/97         JPY 360,000,000     3,214,286     3,108,817          105,469
        03/17/97         JPY 546,000,000     4,870,651     4,715,120          155,531
                                           -----------   -----------         --------
                                           $32,464,876   $31,563,266         $901,610
                                           ===========   ===========         ========

D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "E" below. On December 31, 1996, $62,191 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for foreign currency losses and market discount on securities sold. Net assets of the Fund were unaffected by the reclassification discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $4,771,102 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of

$500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $75,132 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, the Fund paid AFS $305,240 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $5,008 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $390 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $5,398 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $656,254 and $650,621, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $248,078 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $65,445 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,564 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $4,000,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $317,733,500 and $254,732,190, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $19,028,658
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,419,773)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $15,608,885
===========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                                                        1996                     1995
                                                              ------------------------  -----------------------
                                                                SHARES       VALUE       SHARES        VALUE
                                                              ----------  ------------  ---------   -----------
Sold:
  Class A                                                     10,956,910   $87,131,342  7,497,108   $58,558,530
--------------------------------------------------------------------------------------  -----------------------
  Class B                                                      7,662,222    60,657,835  4,199,186    32,900,136
--------------------------------------------------------------------------------------  -----------------------
Issued as
  reinvestment of
  dividends:
  Class A                                                      1,985,876    15,762,291  1,859,312    14,431,705
--------------------------------------------------------------------------------------  -----------------------
  Class B                                                        357,055     2,833,327    131,455     1,024,904
--------------------------------------------------------------------------------------  -----------------------
Reacquired:
  Class A                                                     (8,997,073) (71,647,818)  (6,603,107) (50,884,917)
--------------------------------------------------------------------------------------  -----------------------
  Class B                                                     (3,079,249) (24,272,991)   (611,547)   (4,764,932)
--------------------------------------------------------------------------------------  -----------------------
                                                               8,885,741   $70,463,986  6,472,407   $51,265,426
======================================================================================  =======================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1996 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period September 7, 1993 (date sales commenced) through December 31, 1993.

                                               1996           1995       1994       1993     1992(a)      1991       1990
                 CLASS A:                    --------       --------   --------   --------   --------   --------   --------
Net asset value, beginning of period         $   8.17       $   7.20   $   8.45   $   8.03   $   8.07   $   7.41   $   7.80
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                           0.57           0.58       0.58       0.60       0.60       0.61       0.65
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
 Net gains (losses) on securities (both
   realized and unrealized)                      0.09           1.00      (1.22)      0.61      (0.03)      0.66      (0.39)
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
   Total from investment operations              0.66           1.58      (0.64)      1.21       0.57       1.27       0.26
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income           (0.59)         (0.61)     (0.49)     (0.60)     (0.61)     (0.61)     (0.65)
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
 Distributions from net realized capital
   gains                                           --             --      (0.01)     (0.19)        --         --         --
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
 Return of capital                                 --             --      (0.11)        --         --         --         --
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
   Total distributions                          (0.59)         (0.61)     (0.61)     (0.79)     (0.61)     (0.61)     (0.65)
-------------------------------------------  --------       --------   --------   --------   --------   --------   --------
Net asset value, end of period               $   8.24       $   8.17   $   7.20   $   8.45   $   8.03   $   8.07   $   7.41
===========================================  ========       ========   ========   ========   ========   ========   ========
Total return(b)                                  8.58%         22.77%     (7.65)%    15.38%      7.42%     18.00%      3.65%
===========================================  ========       ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $286,183       $251,280   $201,677   $244,168   $218,848   $231,798   $215,987
===========================================  ========       ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets          0.98%(c)(d)    0.98%     0.98%     0.98%     0.99%(e)     1.00%(e)    1.00%
===========================================  ========       ========   ========   ========   ========   ========   ========
Ratio of net investment income to average
 net assets                                      7.13%(c)       7.52%      7.53%      7.01%      7.54%(e)  7.97%(e)     8.73%
===========================================  ========       ========   ========   ========   ========   ========   ========
Portfolio turnover rate                            80%           227%       185%        99%        82%        67%       106%
===========================================  ========       ========   ========   ========   ========   ========   ========

                                               1989         1988         1987
                 CLASS A:                    --------     --------     --------
Net asset value, beginning of period         $   7.53     $   7.55     $   8.20
-------------------------------------------  --------     --------     --------
Income from investment operations:
 Net investment income                           0.66         0.68         0.67
-------------------------------------------  --------     --------     --------
 Net gains (losses) on securities (both
   realized and unrealized)                      0.32        (0.02)       (0.63)
-------------------------------------------  --------     --------     --------
   Total from investment operations              0.98         0.66         0.04
-------------------------------------------  --------     --------     --------
Less distributions:
 Dividends from net investment income           (0.71)       (0.68)       (0.69)
-------------------------------------------  --------     --------     --------
 Distributions from net realized capital
   gains                                           --           --           --
-------------------------------------------  --------     --------     --------
 Return of capital                                 --           --           --
-------------------------------------------  --------     --------     --------
   Total distributions                          (0.71)       (0.68)       (0.69)
-------------------------------------------  --------     --------     --------
Net asset value, end of period               $   7.80     $   7.53     $   7.55
===========================================  ========     ========     ========
Total return(b)                                 13.56%        9.01%        0.56%
===========================================  ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $229,222     $218,946     $237,466
===========================================  ========     ========     ========
Ratio of expenses to average net assets          0.96%        0.95%        0.84%
===========================================  ========     ========     ========
Ratio of net investment income to average
 net assets                                      8.56%        8.81%        8.64%
===========================================  ========     ========     ========
Portfolio turnover rate                           222%         361%         195%
===========================================  ========     ========     ========

(a) The Fund changed investment advisors on June 30, 1992.

(b) Does not deduct sales charges.

(c) Ratios are based on average net assets of $262,501,383.

(d) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average daily net assets would have been 0.97%.

(e) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992-1991, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992-1991, respectively.

                                                               1996          1995         1994         1993
                                                              -------       -------      -------      ------
                          CLASS B:
Net asset value, beginning of period                          $  8.15       $  7.18      $  8.43      $ 8.95
------------------------------------------------------------  -------       -------      -------      ------
Income from investment operations:
 Net investment income                                           0.50          0.53         0.52        0.19
------------------------------------------------------------  -------       -------      -------      ------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   0.11          0.98        (1.23)      (0.34)
------------------------------------------------------------  -------       -------      -------      ------
   Total from investment operations                              0.61          1.51        (0.71)      (0.15)
------------------------------------------------------------  -------       -------      -------      ------
Less distributions:
 Dividends from net investment income                           (0.53)        (0.54)       (0.42)      (0.18)
------------------------------------------------------------  -------       -------      -------      ------
 Distributions from net realized capital gains                     --            --        (0.01)      (0.19)
------------------------------------------------------------  -------       -------      -------      ------
 Return of capital                                                 --            --        (0.11)         --
------------------------------------------------------------  -------       -------      -------      ------
   Total distributions                                          (0.53)        (0.54)       (0.54)      (0.37)
------------------------------------------------------------  -------       -------      -------      ------
Net asset value, end of period                                $  8.23       $  8.15      $  7.18      $ 8.43
============================================================  =======       =======      =======      ======
Total return(a)                                                  7.87%        21.72%       (8.46)%     (0.75)%
============================================================  =======       =======      =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $85,343       $44,304      $12,321      $3,602
============================================================  =======       =======      =======      ======
Ratio of expenses to average net assets                          1.80%(b)(c)   1.79%       1.83%(d)    1.75%(d)(e)
============================================================  =======       =======      =======      ======
Ratio of net investment income to average net assets             6.30%(b)      6.71%        6.69%(d)    6.24%(d)(e)
============================================================  =======       =======      =======      ======
Portfolio turnover rate                                            80%          227%         185%         99%
============================================================  =======       =======      =======      ======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $65,062,096.
(c) Includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(d) After expense reimbursements. Ratios of expenses to average net assets prior to expense reimbursements were 2.04% and 2.50% (annualized) for 1994 and 1993, respectively. Ratios of net investment income to average net assets prior to expense reimbursements were 6.48% and 5.49% (annualized) for 1994 and 1993, respectively.
(e) Annualized.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Intermediate Government Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly in all material respects, the financial position of AIM Intermediate Government Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                      PRINCIPAL      MARKET
                                       AMOUNT        VALUE
U.S. GOVERNMENT AGENCIES-84.07%
FEDERAL HOME LOAN BANK-2.79%

Medium term notes
  7.31%, 07/06/01                    $ 4,000,000  $  4,160,560
--------------------------------------------------------------
  7.36%, 07/01/04                      2,800,000     2,927,176
--------------------------------------------------------------
                                                     7,087,736
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.-16.97%

Pass through certificates
  9.00%, 12/01/05 to 04/01/25         12,970,540    13,693,804
--------------------------------------------------------------
  8.00%, 07/01/06 to 12/01/06             36,845        37,927
--------------------------------------------------------------
  8.50%, 07/01/07 to 05/01/26          7,571,625     7,865,307
--------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21         3,717,225     4,121,875
--------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11          2,356,430     2,358,854
--------------------------------------------------------------
  6.50%, 02/01/11                      4,932,127     4,853,509
--------------------------------------------------------------
  10.00%, 11/01/11 to 02/01/16            48,261        52,810
--------------------------------------------------------------
  12.00%, 02/01/13                        29,470        33,393
--------------------------------------------------------------
  9.50%, 04/01/25                      9,300,140    10,043,421
--------------------------------------------------------------
                                                    43,060,900
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION-51.65%

Debentures
  6.59%, 05/24/01                      5,000,000     5,061,200
--------------------------------------------------------------
  8.625%, 11/10/04                     3,500,000     3,688,370
--------------------------------------------------------------
  8.50%, 02/01/05                      4,500,000     4,736,430
--------------------------------------------------------------
  7.875%, 02/24/05                     3,000,000     3,227,790
--------------------------------------------------------------
Pass through certificates
  6.625%, 01/31/06 TBA(a)              4,500,000     4,406,580
--------------------------------------------------------------
  8.50%, 01/01/07 to 03/01/07             43,588        45,372
--------------------------------------------------------------
  7.50%, 06/01/10 to 08/01/25         29,071,654    29,360,908
--------------------------------------------------------------
  7.00%, 05/01/11                      5,703,245     5,699,652
--------------------------------------------------------------
  8.00%, 09/01/11 to 07/01/26         18,464,593    18,866,082
--------------------------------------------------------------
  8.00%, 01/15/12 to 12/01/26
    TBA(a)(b)                         47,000,000    48,140,942
--------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22          3,685,519     3,994,423
--------------------------------------------------------------
  10.50%, 07/01/19                     1,223,525     1,352,754
--------------------------------------------------------------
  10.00%, 08/01/20                     2,264,208     2,495,564
--------------------------------------------------------------
                                                   131,076,067
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-10.57%

Pass through certificates
  9.00%, 10/15/08 to 01/15/21          1,199,419     1,278,588
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23         10,151,345    11,023,608
--------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24         7,134,689     7,846,562
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                       AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION- (CONTINUED)

  11.00%, 12/15/09 to 12/15/15       $   241,254  $    269,488
--------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15           486,215       566,671
--------------------------------------------------------------
  12.50%, 11/15/10                       282,988       328,266
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15           515,790       600,521
--------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15           937,964     1,073,377
--------------------------------------------------------------
  10.50%, 07/15/13 to 10/15/21         2,035,778     2,257,458
--------------------------------------------------------------
  8.00%, 03/15/23                      1,535,699     1,575,520
--------------------------------------------------------------
                                                    26,820,059
--------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY-2.09%

Debentures
  5.98%, 04/01/36                      5,240,000     5,311,002
--------------------------------------------------------------
    Total U.S. Government Agencies                 213,355,764
--------------------------------------------------------------

U.S. TREASURY SECURITIES-30.59%

U.S. TREASURY NOTES & BONDS-29.78%
  7.75%, 11/30/99                      3,000,000     3,136,110
--------------------------------------------------------------
  6.375%, 01/15/00 to 08/15/02        17,000,000    17,146,730
--------------------------------------------------------------
  5.875%, 06/30/00                     2,000,000     1,987,100
--------------------------------------------------------------
  6.25%, 08/31/00 to 04/30/01         13,000,000    13,045,570
--------------------------------------------------------------
  7.00%, 07/15/06                      4,000,000     4,156,480
--------------------------------------------------------------
  6.50%, 10/15/06 to 11/15/26          6,500,000     6,478,070
--------------------------------------------------------------
  7.25%, 05/15/16                      7,500,000     7,921,200
--------------------------------------------------------------
  7.50%, 11/15/16                      5,500,000     5,953,090
--------------------------------------------------------------
  8.125%, 08/15/19                     4,000,000     4,623,760
--------------------------------------------------------------
  6.875%, 08/15/25                     4,500,000     4,587,795
--------------------------------------------------------------
  6.75%, 08/15/26                      6,500,000     6,552,195
--------------------------------------------------------------
                                                    75,588,100
--------------------------------------------------------------

U.S. TREASURY STRIPS-0.81%(c)

  6.64%, 11/15/08                      4,000,000     1,835,720
--------------------------------------------------------------
  6.96%, 11/15/18                      1,000,000       224,360
--------------------------------------------------------------
                                                     2,060,080
--------------------------------------------------------------
    Total U.S. Treasury Securities                  77,648,180
--------------------------------------------------------------

REPURCHASE AGREEMENT-4.18%(d)

Daiwa Securities America Inc.
  6.25%, 01/02/97(e)                  10,609,102    10,609,102
--------------------------------------------------------------
TOTAL INVESTMENTS-118.84%                          301,613,046
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(18.84%)                             (47,825,605)
--------------------------------------------------------------
NET ASSETS-100.00%                                $253,787,441
==============================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At 12/31/96, cost of securities purchased on a when-issued basis totaled $52,789,688.
(b) These securities are subject to dollar roll transactions. See Note 1 section C of Notes to Financial Statements.
(c) U.S. Treasury STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/96 with a maturing value of $360,125,000. Collateralized by $355,195,000 U.S. Treasury obligations, 0% to 8.875% due 06/12/97 to 08/15/26.

Abbreviations:

TBA - To Be Announced

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS:

Investments, at market value (cost
  $297,052,301)                              $301,613,046
---------------------------------------------------------
Receivables for:
  Investments sold                              2,784,823
---------------------------------------------------------
  Fund shares sold                                591,646
---------------------------------------------------------
  Interest                                      3,024,660
---------------------------------------------------------
Investment for deferred compensation plan          20,806
---------------------------------------------------------
Other assets                                      163,213
---------------------------------------------------------
    Total assets                              308,198,194
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        52,813,703
---------------------------------------------------------
  Fund shares redeemed                            746,283
---------------------------------------------------------
  Dividends                                       383,446
---------------------------------------------------------
  Deferred compensation plan                       20,806
---------------------------------------------------------
Accrued advisory fees                             103,396
---------------------------------------------------------
Accrued administrative service fees                 6,278
---------------------------------------------------------
Accrued distribution fees                         197,844
---------------------------------------------------------
Accrued transfer agent fees                        40,792
---------------------------------------------------------
Accrued operating expenses                         98,205
---------------------------------------------------------
    Total liabilities                          54,410,753
---------------------------------------------------------
Net assets applicable to shares outstanding  $253,787,441
=========================================================

NET ASSETS:

Class A                                      $174,344,466
=========================================================
Class B                                      $ 79,442,975
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        18,779,238
=========================================================
Class B                                         8,559,258
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       9.28
=========================================================
  Offering price per share:
    (Net asset value of $9.28 divided
      by 95.25%)                             $       9.74
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       9.28
=========================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Interest                                     $ 19,355,312
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,188,121
---------------------------------------------------------
Custodian fees                                     47,171
---------------------------------------------------------
Distribution fees -- Class A                      437,596
---------------------------------------------------------
Distribution fees -- Class B                      719,764
---------------------------------------------------------
Administrative service fees                        71,348
---------------------------------------------------------
Interest                                          185,460
---------------------------------------------------------
Transfer agent fees -- Class A                    256,058
---------------------------------------------------------
Transfer agent fees -- Class B                    115,997
---------------------------------------------------------
Trustees' fees                                      7,527
---------------------------------------------------------
Other                                             175,222
---------------------------------------------------------
    Total expenses                              3,204,264
---------------------------------------------------------
Less: expenses paid indirectly                     (4,033)
---------------------------------------------------------
    Net expenses                                3,200,231
---------------------------------------------------------
Net investment income                          16,155,081
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                        (4,339,042)
---------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                        (6,405,094)
---------------------------------------------------------
  Net gain (loss) on investment securities    (10,744,136)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $  5,410,945
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996              1995
OPERATIONS:
--------------------------------------------------------------------------------------------
  Net investment income                                       $ 16,155,081      $ 14,368,900
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities    (4,339,042)       (1,382,949)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (6,405,094)       16,712,997
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         5,410,945        29,698,948
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (11,114,092)      (11,460,957)
--------------------------------------------------------------------------------------------
  Class B                                                       (3,966,734)       (2,319,847)
--------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                         (712,857)         (693,899)
--------------------------------------------------------------------------------------------
  Class B                                                         (292,831)         (162,343)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        5,857,162         5,708,304
--------------------------------------------------------------------------------------------
  Class B                                                       20,988,143        35,091,651
--------------------------------------------------------------------------------------------
    Net increase in net assets                                  16,169,736        55,861,857
--------------------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------------------
  Beginning of period                                          237,617,705       181,755,848
--------------------------------------------------------------------------------------------
  End of period                                               $253,787,441      $237,617,705
============================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------
  Shares of beneficial interest                               $265,272,711      $239,433,094
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (19,243)          (12,778)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                      (16,026,772)      (12,768,450)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               4,560,745        10,965,839
--------------------------------------------------------------------------------------------
                                                              $253,787,441      $237,617,705
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividends to shareholders are declared daily and are paid monthly. On December 31, 1996, $1,080,720 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for principal paydown losses on mortgage-backed securities. In addition, $1,005,688 was reclassified from undistributed net investment income to paid in capital, consisting of returns of capital. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Reverse Repurchase Agreements and Dollar Roll Transactions -- A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
     The Fund may also engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets.
D Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $15,870,990 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
E Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $71,348 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, the Fund paid AFS $214,797 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $3,757 from dividends received on balances in cash management bank accounts. In addition, pricing service expenses in the amount of $276 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction in the Fund's total expenses of $4,033 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $437,596 and $719,764 respectively, as compensation under the Plans.
  AIM Distributors received commissions of $204,498 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $82,525 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,411 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $3,200,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $338,127,889 and $305,224,638, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $4,952,509
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (547,546)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $4,404,963
=========================================================
Cost of investments for tax purposes is $297,208,083.

NOTE 6 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                1996                      1995
                       -----------------------   -----------------------
                        SHARES        VALUE       SHARES        VALUE
                       ---------   -----------   ---------   -----------
Sold:
  Class A              7,920,265   $74,033,231   5,766,866   $54,292,965
---------------------  -------------------------------------------------
  Class B              5,052,488    47,193,668   4,740,977    44,702,493
---------------------  -------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A              1,025,026     9,536,042     993,993     9,337,931
---------------------  -------------------------------------------------
  Class B                314,728     2,925,034     172,523     1,627,255
---------------------  -------------------------------------------------
Reacquired:
  Class A              (8,340,854) (77,712,111)  (6,189,567) (57,922,592)
---------------------  -------------------------------------------------
  Class B              (3,132,635) (29,130,559)  (1,194,246) (11,238,097)
---------------------  -------------------------------------------------
                       2,839,018   $26,845,305   4,290,546   $40,799,955
                       =================================================

NOTE 7 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the nine-year period ended December 31, 1996 and the period April 28, 1987 (date operations commenced) through December 31, 1987 and for a Class B share outstanding during the three-year period ended December 31, 1996 and the period September 7, 1993 (date sales commenced) through December 31, 1993.

                                                     1996         1995       1994       1993     1992(a)      1991      1990
                    CLASS A:                       --------     --------   --------   --------   --------   --------   -------
Net asset value, beginning of period               $   9.70     $   8.99   $  10.05   $  10.19   $  10.34   $   9.95   $  9.91
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
Income from investment operations:
 Net investment income                                 0.63         0.69       0.68       0.74       0.77       0.82      0.87
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
 Net gains (losses) on securities (both realized
   and unrealized)                                    (0.42)        0.73      (1.02)     (0.04)     (0.15)      0.41      0.01
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
   Total from investment operations                    0.21         1.42      (0.34)      0.70       0.62       1.23      0.88
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
Less distributions:
 Dividends from net investment income                 (0.59)       (0.67)     (0.58)     (0.70)     (0.74)     (0.84)    (0.84)
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
 Distributions from net realized capital gains           --           --      (0.04)     (0.14)     (0.03)        --        --
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
 Return of capital                                    (0.04)       (0.04)     (0.10)        --         --         --        --
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
   Total distributions                                (0.63)       (0.71)     (0.72)     (0.84)     (0.77)     (0.84)    (0.84)
-------------------------------------------------  --------     --------   --------   --------   --------   --------   -------
Net asset value, end of period                     $   9.28     $   9.70   $   8.99   $  10.05   $  10.19   $  10.34   $  9.95
=================================================  ========     ========   ========   ========   ========   ========   =======
Total return(b)                                        2.35%       16.28%     (3.44)%     7.07%      6.26%     12.98%     9.39%
=================================================  ========     ========   ========   ========   ========   ========   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $174,344     $176,318   $158,341   $139,586   $123,484   $101,409   $61,463
=================================================  ========     ========   ========   ========   ========   ========   =======
Ratio of expenses to average net assets
 (exclusive of interest expense)(c)                    1.00%(d)(e)     1.08%     1.04%     1.00%     0.98%      1.00%     1.00%
=================================================  ========     ========   ========   ========   ========   ========   =======
Ratio of net investment income to average net
 assets(f)                                             6.76%(d)     7.36%      7.34%      7.08%      7.53%      8.15%     8.85%
=================================================  ========     ========   ========   ========   ========   ========   =======
Portfolio turnover rate                                 134%         140%       109%       110%        42%        26%       16%
=================================================  ========     ========   ========   ========   ========   ========   =======

                                                    1989      1988      1987
                    CLASS A:                       -------   -------   -------
Net asset value, beginning of period               $  9.70   $  9.92   $ 10.00
-------------------------------------------------  -------   -------   -------
Income from investment operations:
 Net investment income                                0.90      0.89      0.55
-------------------------------------------------  -------   -------   -------
 Net gains (losses) on securities (both realized
   and unrealized)                                    0.15     (0.27)    (0.14)
-------------------------------------------------  -------   -------   -------
   Total from investment operations                   1.05      0.62      0.41
-------------------------------------------------  -------   -------   -------
Less distributions:
 Dividends from net investment income                (0.84)    (0.84)    (0.49)
-------------------------------------------------  -------   -------   -------
 Distributions from net realized capital gains          --        --        --
-------------------------------------------------  -------   -------   -------
 Return of capital                                      --        --        --
-------------------------------------------------  -------   -------   -------
   Total distributions                               (0.84)    (0.84)    (0.49)
-------------------------------------------------  -------   -------   -------
Net asset value, end of period                     $  9.91   $  9.70   $  9.92
=================================================  ========  ========  ========
Total return(b)                                      11.28%     6.43%     4.18%
=================================================  ========  ========  ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $57,077   $48,372   $28,052
=================================================  ========  ========  ========
Ratio of expenses to average net assets
 (exclusive of interest expense)(c)                   1.00%     1.00%     1.20%(g)
=================================================  ========  ========  ========
Ratio of net investment income to average net
 assets(f)                                            9.10%     9.11%     8.64%(g)
=================================================  ========  ========  ========
Portfolio turnover rate                                 15%       15%       35%
=================================================  ========  ========  ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios of expenses to average net assets prior to reduction of advisory fee and expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and
    1.08% for 1994-88, respectively.
(d) Ratios are based on average net assets of $175,038,605.
(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) Ratios of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03% for 1994-88, respectively.
(g) Annualized.

                                                               1996         1995       1994       1993
                          CLASS B:                            -------      -------    -------    -------
Net asset value, beginning of period                          $  9.69      $  8.99    $ 10.04    $ 10.44
------------------------------------------------------------  -------      -------    -------    -------
Income from investment operations:
 Net investment income                                           0.55         0.63       0.61       0.21
------------------------------------------------------------  -------      -------    -------    -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                  (0.41)        0.70      (1.02)     (0.27)
------------------------------------------------------------  -------      -------    -------    -------
   Total from investment operations                              0.14         1.33      (0.41)     (0.06)
------------------------------------------------------------  -------      -------    -------    -------
Less distributions:
 Dividends from net investment income                           (0.51)       (0.59)     (0.50)     (0.20)
------------------------------------------------------------  -------      -------    -------    -------
 Distributions from net realized capital gains                     --           --      (0.04)     (0.14)
------------------------------------------------------------  -------      -------    -------    -------
 Return of capital                                              (0.04)       (0.04)     (0.10)        --
------------------------------------------------------------  -------      -------    -------    -------
   Total distributions                                          (0.55)       (0.63)     (0.64)     (0.34)
------------------------------------------------------------  -------      -------    -------    -------
Net asset value, end of period                                $  9.28      $  9.69    $  8.99    $ 10.04
============================================================  =======      =======    =======    =======
Total return(a)                                                  1.61%       15.22%     (4.13)%    (0.52)%
============================================================  =======      =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,443      $61,300    $23,415    $ 6,160
============================================================  =======      =======    =======    =======
Ratio of expenses to average net assets (exclusive of
 interest expense)(b)                                            1.76%(c)(d)    1.86%    1.82%      1.71%(f)
============================================================  =======      =======    =======    =======
Ratio of net investment income to average net assets(e)          6.00%(c)     6.58%      6.56%      6.37%(f)
============================================================  =======      =======    =======    =======
Portfolio turnover rate                                           134%         140%       109%       110%
============================================================  =======      =======    =======    =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratio of expenses to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 1.87% and 2.18% (annualized), respectively.
(c) Ratios are based on average net assets of $71,976,395.
(d) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(e) Ratio of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 6.50% and 5.90% (annualized), respectively.
(f) Annualized.

NOTE 8 - SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Money Market Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Money Market Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period October 16, 1993 (date operations commenced) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Money Market Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the period October 16, 1993 (date operations commenced) through December 31, 1993, in conformity with generally accepted accounting principles.



                                                   KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                             PAR
                                 MATURITY   (000)      VALUE
COMMERCIAL PAPER-43.99%(a)

ASSET-BACKED SECURITIES-17.04%

Asset Securitization
  Cooperative Corp.
  5.33%                          01/15/97  $12,000  $ 11,975,127
----------------------------------------------------------------
  5.32%                          03/11/97   15,000    14,847,050
----------------------------------------------------------------
  5.35%                          03/11/97    6,000     5,938,475
----------------------------------------------------------------
Delaware Funding Corp.
  5.34%                          01/31/97   13,000    12,942,150
----------------------------------------------------------------
  5.40%                          02/18/97   20,000    19,856,000
----------------------------------------------------------------
Monte Rosa Capital Corp.
  5.50%                          01/22/97   16,000    15,948,667
----------------------------------------------------------------
  5.36%                          03/12/97    4,000     3,958,311
----------------------------------------------------------------
Receivables Capital Corp.
  5.46%                          01/08/97   15,000    14,984,075
----------------------------------------------------------------
  5.43%                          01/16/97    7,000     6,984,162
----------------------------------------------------------------
Sheffield Receivables Corp.
  5.37%                          02/07/97   11,000    10,939,289
----------------------------------------------------------------
                                                     118,373,306
----------------------------------------------------------------

AUTOMOBILE-2.12%

Ford Motor Credit Co.
  5.32%                          04/28/97   15,000    14,740,650
----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-5.73%

Merrill Lynch & Co., Inc.
  5.35%                          02/04/97   25,000    24,873,681
----------------------------------------------------------------
  5.35%                          02/10/97   15,000    14,910,833
----------------------------------------------------------------
                                                      39,784,514
----------------------------------------------------------------

FINANCE (BUSINESS CREDIT)-2.15%

National Rural Utilities
  Cooperative Finance Corp.
  5.29%                          02/11/97   10,000     9,939,752
----------------------------------------------------------------
Pitney Bowes Credit Corp.
  5.36%                          01/16/97    5,000     4,988,833
----------------------------------------------------------------
                                                      14,928,585
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-3.56%

International Lease Finance
  Corp.
  5.31%                          03/04/97   15,000    14,862,825
----------------------------------------------------------------
  5.29%                          03/26/97   10,000     9,876,566
----------------------------------------------------------------
                                                      24,739,391
----------------------------------------------------------------

FINANCE (MISCELLANEOUS)-0.71%

BTR Dunlop Finance Inc.
  5.33%                          03/06/97    5,000     4,952,622
----------------------------------------------------------------

FINANCE (PERSONAL CREDIT)-2.67%

Student Loan Corp.
  5.27%                          03/12/97   10,000     9,897,528
----------------------------------------------------------------
Transamerica Finance Corp.
  5.32%                          03/12/97    8,700     8,610,004
----------------------------------------------------------------
                                                      18,507,532
----------------------------------------------------------------

                                             PAR
                                 MATURITY   (000)      VALUE
MEDICAL (DRUGS)-2.14%

Bayer Corp.
  5.30%                          03/03/97  $15,000  $ 14,865,292
----------------------------------------------------------------

OIL & GAS (INTEGRATED)-6.30%

Mobil Australia Finance Co. Inc.
  5.30%                          02/28/97   10,000     9,914,611
----------------------------------------------------------------
  5.37%                          03/18/97   24,172    23,897,970
----------------------------------------------------------------
Petrofina Delaware, Inc.
  5.40%                          01/27/97   10,000     9,961,000
----------------------------------------------------------------
                                                      43,773,581
----------------------------------------------------------------

PUBLISHING-0.71%

McGraw-Hill Inc.
  5.32%                          03/11/97    5,000     4,949,017
----------------------------------------------------------------

TELEPHONE-0.86%

MCI Communications Corp.
  5.30%                          02/20/97    6,000     5,955,833
----------------------------------------------------------------
      Total Commercial Paper                         305,570,323
----------------------------------------------------------------

MEDIUM-TERM NOTES-2.45%

FINANCE (BUSINESS CREDIT)-1.73%

CIT Group Holdings (The),
  Inc.(b)
  5.61%                          03/19/97   12,000    11,998,297
----------------------------------------------------------------

OIL & GAS (INTEGRATED)-0.72%

Shell Oil Co.
  6.00%                          01/15/97    5,000     5,000,800
----------------------------------------------------------------
      Total Medium-Term Notes                         16,999,097
----------------------------------------------------------------

MASTER NOTE AGREEMENTS-13.68%

Citicorp Securities, Inc.(c)
  7.25%                          01/27/97   48,000    48,000,000
----------------------------------------------------------------
Goldman Sachs & Co.(d)
  7.13%                          04/23/97   19,000    19,000,000
----------------------------------------------------------------
Morgan (J.P.) Securities,
  Inc.(e)
  5.563%                         04/07/97   28,000    28,000,000
----------------------------------------------------------------
      Total Master Note
         Agreements                                   95,000,000
----------------------------------------------------------------

U.S. GOVERNMENT AGENCY
  SECURITIES-6.42%

Federal National Mortgage
  Association
  5.29%(f)                       06/02/99   32,000    32,000,000
----------------------------------------------------------------
Student Loan Marketing
  Association
  5.24%(f)                       08/20/98    2,600     2,600,000
----------------------------------------------------------------
  5.26%(f)                       02/08/99   10,000    10,003,558
----------------------------------------------------------------
      Total U.S. Government
         Agency Securities                            44,603,558
----------------------------------------------------------------
      Total Investments
         (excluding Repurchase
         Agreements)                                 462,172,978
----------------------------------------------------------------

REPURCHASE AGREEMENTS(g)-26.81%

Dresdner Securities (USA),
  Inc.(h)
  7.05%                          01/02/97   96,167    96,166,506
----------------------------------------------------------------
HSBC Securities, Inc.(i)
  7.05%                          01/02/97   30,000    30,000,000
----------------------------------------------------------------

                                             PAR
                                 MATURITY   (000)      VALUE

REPURCHASE AGREEMENTS-(CONTINUED)

SBC Capital Markets Inc.(j)
  6.25%                          01/02/97  $30,000  $ 30,000,000
----------------------------------------------------------------
UBS Securities Inc.(k)
  7.05%                          01/02/97   30,000    30,000,000
----------------------------------------------------------------
      Total Repurchase
         Agreements                                  186,166,506
----------------------------------------------------------------
TOTAL INVESTMENTS-93.35%                             648,339,484(l)
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-6.65%                                   46,183,911
----------------------------------------------------------------
NET ASSETS-100.00%                                  $694,523,395
================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Interest rate is redetermined daily. Rate shown is the rate in effect on December 31, 1996.
(c) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon three business days notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on December 31, 1996.
(d) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on December 31, 1996.
(e) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven calendar days notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on December 31, 1996.
(f) Interest rates are redetermined weekly. Rates shown are the rates in effect on December 31, 1996.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint repurchase agreement entered into 12/31/96 with a maturing value of $100,039,167. Collateralized by $136,515,003 U.S. Government obligations, 0% to 9.00% due 01/01/09 to 08/01/34.
(i) Joint repurchase agreement entered into 12/31/96 with a maturing value of $300,117,500. Collateralized by $633,913,662 U.S. Government obligations,
    0% to 8.00% due 07/16/97 to 11/01/35.
(j) Joint repurchase agreement entered into 12/31/96 with a maturing value of $400,138,889. Collateralized by $473,268,844 U.S. Government obligations, 5.035% to 7.679% due 03/03/97 to 03/01/33 and $44,915,000 U.S. Treasury
    obligations, 0% due 02/15/09 to 11/15/13.
(k) Joint repurchase agreement entered into 12/31/96 with a maturing value of $550,215,417. Collateralized by $732,485,305 U.S. Government obligations, 0% to 9.50% due 01/01/98 to 12/15/26.
(l) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS:

Investments, excluding repurchase
  agreements, at value (amortized cost)      $462,172,978
---------------------------------------------------------
Repurchase agreements                         186,166,506
---------------------------------------------------------
Receivables for:
  Capital stock sold                           77,420,534
---------------------------------------------------------
  Interest                                        891,168
---------------------------------------------------------
Investment for deferred compensation plan          85,314
---------------------------------------------------------
Other assets                                      139,530
---------------------------------------------------------
    Total assets                              726,876,030
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                     31,044,304
---------------------------------------------------------
  Dividends                                       186,678
---------------------------------------------------------
  Deferred compensation plan                       85,314
---------------------------------------------------------
Accrued advisory fees                             306,767
---------------------------------------------------------
Accrued administrative service fees                 6,175
---------------------------------------------------------
Accrued distribution fees                         509,055
---------------------------------------------------------
Accrued operating expenses                         25,729
---------------------------------------------------------
Accrued transfer agent fees                       188,613
---------------------------------------------------------
    Total liabilities                          32,352,635
---------------------------------------------------------
Net assets applicable to shares outstanding  $694,523,395
=========================================================

NET ASSETS:

Class A                                      $287,905,201
=========================================================
Class B                                      $ 91,148,487
=========================================================
Class C                                      $315,469,707
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                       287,864,283
=========================================================
Class B                                        91,170,897
=========================================================
Class C                                       315,473,235
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       1.00
=========================================================
  Offering price per share:
    (Net asset value of $1.00 divided by
      94.50%)                                $       1.06
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       1.00
=========================================================
Class C:
  Net asset value, offering and redemption
    price per share                          $       1.00
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996

INVESTMENT INCOME:

Interest                                      $40,647,910
---------------------------------------------------------

EXPENSES:

Advisory fees                                   4,136,659
---------------------------------------------------------
Custodian fees                                     80,854
---------------------------------------------------------
Distribution fees -- Class A                      666,569
---------------------------------------------------------
Distribution fees -- Class B                      990,337
---------------------------------------------------------
Distribution fees -- Class C                      964,703
---------------------------------------------------------
Trustees' fees                                     10,124
---------------------------------------------------------
Transfer agent fees -- Class A                    582,756
---------------------------------------------------------
Transfer agent fees -- Class B                    266,042
---------------------------------------------------------
Transfer agent fees -- Class C                    741,975
---------------------------------------------------------
Administrative service fees                        58,665
---------------------------------------------------------
Other                                             354,001
---------------------------------------------------------
    Total expenses                              8,852,685
---------------------------------------------------------
Less: Expenses paid indirectly                    (11,126)
---------------------------------------------------------
    Net expenses                                8,841,559
---------------------------------------------------------
Net investment income                          31,806,351
---------------------------------------------------------
Net realized gain on sales of investments         108,101
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $31,914,452
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996            1995
OPERATIONS:

  Net investment income                                       $ 31,806,351    $ 22,864,306
------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities       108,101         (93,121)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        31,914,452      22,771,185
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (11,567,004)     (8,071,868)
------------------------------------------------------------------------------------------
  Class B                                                       (3,560,364)     (1,577,348)
------------------------------------------------------------------------------------------
  Class C                                                      (16,678,983)    (13,215,090)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       66,344,581      72,633,973
------------------------------------------------------------------------------------------
  Class B                                                       21,306,761      35,865,178
------------------------------------------------------------------------------------------
  Class C                                                       21,970,272     (66,448,589)
------------------------------------------------------------------------------------------
    Net increase in net assets                                 109,729,715      41,957,441
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          584,793,680     542,836,239
------------------------------------------------------------------------------------------
  End of period                                               $694,523,395    $584,793,680
==========================================================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $694,508,415    $584,886,801
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investments                                                     14,980         (93,121)
------------------------------------------------------------------------------------------
                                                              $694,523,395    $584,793,680
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Class C shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to provide as high a level of current income as is consistent with preservation of capital and liquidity.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- The Fund invests only in securities which have maturities of 397 days or less from the date of purchase. The securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. Dividends to shareholders are declared daily and are paid monthly.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.55% of the first $1 billion of the Fund's average daily net assets plus 0.50% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $58,665 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, the Fund paid AFS $897,280 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $11,126 from dividends received on balances in cash management bank accounts which resulted in a reduction in the Fund's total expenses.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares, the Class B shares and the Class C shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays to AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and the Class C shares. The Class A and C Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares, the Class B shares and the Class C shares paid AIM Distributors $666,569, $990,337 and $964,703, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $736,782 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $211,316 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $4,488 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                                                       1996                                 1995
                                                         ---------------------------------    ---------------------------------
                                                             SHARES            AMOUNT             SHARES            AMOUNT
                                                         --------------    ---------------    --------------    ---------------
Sold:
  Class A                                                 2,107,832,986    $ 2,107,832,986     1,236,115,617    $ 1,236,115,617
-----------------------------------------------------    ---------------------------------    ---------------------------------
  Class B                                                   334,518,591        334,518,591       150,618,548        150,618,548
-----------------------------------------------------    ---------------------------------    ---------------------------------
  Class C                                                 3,871,719,488      3,871,719,488     3,387,330,655      3,387,330,655
-----------------------------------------------------    ---------------------------------    ---------------------------------
Issued as reinvestment of dividends:
  Class A                                                    10,061,164         10,061,164         7,057,740          7,057,740
-----------------------------------------------------    ---------------------------------    ---------------------------------
  Class B                                                     3,197,896          3,197,896         1,412,061          1,412,061
-----------------------------------------------------    ---------------------------------    ---------------------------------
  Class C                                                    14,185,926         14,185,926        10,700,895         10,700,895
-----------------------------------------------------    ---------------------------------    ---------------------------------
Reacquired:
  Class A                                                (2,051,549,569)    (2,051,549,569)   (1,170,539,384)    (1,170,539,384)
-----------------------------------------------------    ---------------------------------    ---------------------------------
  Class B                                                  (316,409,726)      (316,409,726)     (116,165,431)      (116,165,431)
-----------------------------------------------------    ---------------------------------    ---------------------------------
  Class C                                                (3,863,935,142)    (3,863,935,142)   (3,464,480,139)    (3,464,480,139)
-----------------------------------------------------    ---------------------------------    ---------------------------------
                                                            109,621,614    $   109,621,614        42,050,562    $    42,050,562
=====================================================    =================================    =================================

NOTE 5-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share, a Class B share and a Class C share outstanding during each of the years in the three-year period ended December 31, 1996 and the period October 16, 1993 (date operations commenced) through December 31, 1993.

                                         CLASS A SHARES                                   CLASS B SHARES
                          --------------------------------------------      ---------------------------------------------
                            1996         1995      1994        1993           1996         1995        1994        1993
                          --------     --------   -------    --------       --------       ------    --------    --------
Net asset value,
 beginning of period      $   1.00     $   1.00      1.00    $   1.00       $   1.00         1.00    $   1.00    $   1.00
------------------------  --------     --------   -------    --------       --------       ------    --------    --------
Income from investment
 operations:
 Net investment income      0.0433       0.0495    0.0337      0.0048         0.0360        .0419      0.0259      0.0032
------------------------  --------     --------   -------    --------       --------       ------    --------    --------
Less distributions:
 Dividends from net
   investment income       (0.0433)     (0.0495)  (0.0337)    (0.0048)       (0.0360)       .0419)    (0.0259)    (0.0032)
------------------------  --------     --------   -------    --------       --------      -------    --------    --------
Net asset value, end of
 period                   $   1.00     $   1.00      1.00    $   1.00       $   1.00         1.00    $   1.00    $   1.00
========================  ========     ========   ========   ========       =========     =======    ========    ========
Total return(a)               4.42%        5.06%     3.43%       2.27%(e)       3.66%        4.27%       2.62%       1.51%(e)
========================  ========     ========   ========   ========       =========     =======    ========    ========
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $287,905     $221,487   148,886    $ 81,460       $ 91,148      $69,857    $ 33,999    $  1,289
========================  ========     ========   ========   ========       =========     =======    ========    ========
Ratio of expenses to
 average net assets           1.07%(b)(c)  1.03%     0.97%(d)    1.00%(d)(e)    1.81%(b)(c)  1.78%      1.78%(f)     1.75%(e)(f)
========================  ========     ========   ========   ========       =========     =======    ========    ========
Ratio of net investment
 income to average net
 assets                       4.34%(b)     4.91%     3.53%(d)    2.27%(d)(e)    3.60%(b)     4.14%      3.14%(f)     1.54%(e)(f)
========================  ========     ========   ========   ========       =========     =======    ========    ========

                                        CLASS C SHARES
                          -------------------------------------------
                            1996        1995       1994        1993
                          --------    --------   --------    --------
Net asset value,
 beginning of period      $   1.00    $   1.00   $   1.00    $   1.00
------------------------  --------    --------   --------    --------
Income from investment
 operations:
 Net investment income      0.0433      0.0493     0.0337      0.0048
------------------------  --------    --------   --------    --------
Less distributions:
 Dividends from net
   investment income       (0.0433)    (0.0493)   (0.0337)    (0.0048)
------------------------  --------    --------   --------    --------
Net asset value, end of
 period                   $   1.00    $   1.00   $   1.00    $   1.00
========================  ========    ========   ========    ========
Total return(a)               4.41%       5.04%      3.42%       2.27%(e)
========================  ========    ========   ========    ========
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $315,470    $293,450   $359,952    $241,778
========================  ========    ========   ========    ========
Ratio of expenses to
 average net assets           1.08%(b)(c) 1.04%      0.99%(g)    1.00%(e)
========================  ========    ========   ========    ========
Ratio of net investment
 income to average net
 assets                       4.32%(b)    4.92%      3.49%(g)    2.27%(e)
========================  ========    ========   ========    ========

(a) Does not deduct sales charges or contingent deferred sales charges, where applicable.
(b) Ratios are based on average daily net assets as follows: Class A Shares - $266,627,474, Class B Shares - $99,033,713 and Class C Shares - $385,881,111.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly the ratio of expenses to average daily net assets would have been the same.
(d) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.06% and 3.44% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.
(e) Annualized.
(f) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.87% and 3.05% for 1994 and 1.95% (annualized) and 1.34% (annualized) for 1993.
(g) Ratios of expenses and net investment income to average daily net assets prior to waiver of advisory fees are 1.08% and 3.40% for 1994 and 1.20% (annualized) and 2.07% (annualized) for 1993.

NOTE 6-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Trustees and Shareholders of
                     AIM Municipal Bond Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Municipal Bond Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Municipal Bond Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.



                                                     KPMG Peat Marwick LLP

                     Houston, Texas
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

ALABAMA-0.74%

Courtland Industrial Development
  Board (Champion International
  Corp. Project); Refunding
  Series 1996 RB
  6.40%, 11/01/26(b)               --    Baa1     $2,315   $  2,320,417
-----------------------------------------------------------------------

ALASKA-1.79%

Alaska (State of) Housing Finance
  Corp.; Collateralized First
  Veterans' Home Mortgage Series
  A-2 RB
  6.75%, 12/01/24(b)               AAA   Aaa       3,755      3,891,569
-----------------------------------------------------------------------
Alaska (State of) Housing Finance
  Corp.; Collateralized Mortgage
  Program First Series RB
  6.875%, 06/01/33                 AAA   Aaa       1,635      1,707,349
-----------------------------------------------------------------------
                                                              5,598,918
-----------------------------------------------------------------------

ARKANSAS-1.71%

Fayetteville (City of); Water and
  Sewer Refunding and Improvement
  Series 1992 RB
  6.15%, 08/15/12                  A     A         2,000      2,069,660
-----------------------------------------------------------------------
Little Rock (City of); Sewer
  Improvement Series B RB
  5.75%, 02/01/06                  AA+   Aa        2,000      2,050,100
-----------------------------------------------------------------------
North Little Rock Health
  Facilities Board (Baptist
  Health); Series 1996 A RB
  5.40%, 12/01/16(c)               AAA   Aaa       1,250      1,233,425
-----------------------------------------------------------------------
                                                              5,353,185
-----------------------------------------------------------------------

ARIZONA-2.07%

Arizona (State of) Educational
  Loan Marketing Corp.; RB
  6.125%, 09/01/02(b)              --    Aa        1,900      1,984,968
-----------------------------------------------------------------------
Mohave (County of) Unified School
  District #1 (Lake Havasu);
  Series 1996 A GO
  5.90%, 07/01/15(c)               AAA   Aaa       1,000      1,036,300
-----------------------------------------------------------------------
Pima (County of) Unified School
  District #10 (Amphitheater);
  School Improvement Series 1992
  E GO
  6.50%, 07/01/05                  A+    A         3,100      3,456,903
-----------------------------------------------------------------------
                                                              6,478,171
-----------------------------------------------------------------------

CALIFORNIA-0.77%

California (State of) Housing
  Finance Agency; RB
  7.45%, 08/01/11(b)               AA-   Aa          690        730,020
-----------------------------------------------------------------------
Sacramento (City of) California
  Cogeneration Authority (Procter
  & Gamble Project); Series 1995
  RB
  7.00%, 07/01/04                  BBB-  --          500        551,635
-----------------------------------------------------------------------
San Francisco (City and County
  of) Parking Authority; Parking
  Meter Series 1994 RB
  7.00%, 06/01/13(c)               AAA   Aaa       1,000      1,137,140
-----------------------------------------------------------------------
                                                              2,418,795
-----------------------------------------------------------------------

COLORADO-1.26%

Adams County Building Authority;
  Refunding Series 1987 A RB
  10.00%, 02/01/97(c)(d)(e)        --    --        1,344      1,339,432
-----------------------------------------------------------------------

                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

COLORADO-(CONTINUED)

Adams County School District
  Number 1; Unlimited Tax
  Building Series 1992-A GO
  6.625%, 12/01/02(f)(g)           AAA   Aaa      $  500   $    555,615
-----------------------------------------------------------------------
Colorado (State of) Housing
  Finance Authority (Single
  Family Residential Housing);
  Series 1987 B RB
  9.00%, 09/01/17                  --    Aa1         430        445,592
-----------------------------------------------------------------------
Mesa County School District #51;
  1989 Series B Certificates of
  Participation
  6.875%, 12/01/05(c)              AAA   Aaa       1,465      1,600,542
-----------------------------------------------------------------------
                                                              3,941,181
-----------------------------------------------------------------------

CONNECTICUT-3.36%

Connecticut (State of); General
  Purpose Public Improvement
  Series 1992-A GO
  6.50%, 03/15/02(f)(g)            NRR   NRR       5,500      6,064,135
-----------------------------------------------------------------------
Connecticut (State of)
  Development Authority
  (Connecticut Power & Light);
  Series 1993 A RB
  3.15%, 09/01/28(h)(i)            A-1+  VMIG-1      335        335,000
-----------------------------------------------------------------------
Connecticut (State of) Housing
  Finance Authority; Series 1990
  B-1, Sub-Series
  B-1 RB
  7.55%, 11/15/08                  AA    Aa          190        198,255
-----------------------------------------------------------------------
Connecticut Resource Recovery
  Authority (American Ref-Fuel
  Co.) (Southeastern Connecticut
  Project); Corporate Credit
  Series 1988 RB
  8.10%, 11/15/15(b)               A     A2          925      1,001,026
-----------------------------------------------------------------------
Connecticut Resource Recovery
  Authority (American Ref-Fuel
  Co.) (Southeastern Connecticut
  Project); Series 1988 A RB
  7.875%, 11/15/06(b)              AA-   Baa1      1,700      1,833,025
-----------------------------------------------------------------------
  8.00%, 11/15/15(b)               AA-   Baa1      1,000      1,080,440
-----------------------------------------------------------------------
                                                             10,511,881
-----------------------------------------------------------------------

FLORIDA-1.32%

Escambia (County of) (Champion
  International Corp. Project);
  PCR
  6.90%, 08/01/22(b)               BBB   Baa1      1,125      1,191,116
-----------------------------------------------------------------------
Leon (County of); Certificates of
  Participation Series A RB
  5.875%, 01/01/98                 --    Baa1      1,700      1,719,992
-----------------------------------------------------------------------
Miami (City of) Parking System;
  Series 1992 A RB
  6.70%, 10/01/06                  A     A         1,120      1,222,491
-----------------------------------------------------------------------
                                                              4,133,599
-----------------------------------------------------------------------

GEORGIA-1.35%

Georgia (State of) Housing and
  Finance Authority (Home
  Ownership Opportunity Program);
  Series C RB
  6.50%, 12/01/11                  AA+   Aa          975      1,025,271
-----------------------------------------------------------------------
Georgia Municipal Electric
  Authority; Series P RB
  8.00%, 01/01/98(f)(g)            AAA   Aaa       2,000      2,121,080
-----------------------------------------------------------------------

                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

GEORGIA-(CONTINUED)

Savannah (City of) Economic
  Development Authority (Hershey
  Foods Corp. Project); IDR
  6.60%, 06/01/12                  AA-   --       $1,000   $  1,075,390
-----------------------------------------------------------------------
                                                              4,221,741
-----------------------------------------------------------------------

ILLINOIS-9.08%

Berwyn (City of) (Macneal
  Memorial Hospital Association);
  Hospital Series 1991 RB
  7.00%, 06/01/01(f)(g)            AAA   Aaa       3,250      3,631,420
-----------------------------------------------------------------------
Chicago (City of); Series 1995
  A-1 GO
  5.25%, 01/01/15(c)               AAA   Aaa       1,100      1,043,559
-----------------------------------------------------------------------
Cook (County of); Series 1992 B
  GO
  5.75%, 11/15/02(f)(g)            AAA   Aaa       2,000      2,147,440
-----------------------------------------------------------------------
Illinois (State of); Sales Tax
  Series 1993 B RB
  6.50%, 06/15/13                  AAA   A1        1,500      1,597,185
-----------------------------------------------------------------------
Illinois (State of) Development
  Finance Authority (Chicago
  Symphony Project); RB
  3.45%, 06/01/31(h)(i)            A-1+  VMIG-1    3,960      3,960,374
-----------------------------------------------------------------------
Illinois (State of) Development
  Finance Authority (CPC
  International Project); PCR
  6.75%, 05/01/16                  --    A2        2,500      2,644,325
-----------------------------------------------------------------------
Illinois Health Facilities
  Authority (Evangelical Hospital
  Corp.); RB
  6.25%, Series A 04/15/22         AA-   A1        1,000      1,016,800
-----------------------------------------------------------------------
  6.25%, Series 1992-C 04/15/22    AA-   A1        1,150      1,169,320
-----------------------------------------------------------------------
Illinois Health Facilities
  Authority (Franciscan Sisters
  Health Care); Refunding Series
  1992 RB
  6.40%, 09/01/04(c)               AAA   Aaa       2,475      2,728,712
-----------------------------------------------------------------------
Illinois Health Facilities
  Authority (Ravenswood Hospital
  Medical Center); Refunding
  Series 1987 A RB
  8.80%, 06/01/06                  --    Baa1      1,000      1,032,050
-----------------------------------------------------------------------
Metropolitan Fair and Exposition
  Authority; Series 1986 RB
  6.00%, 06/01/14(c)               AAA   Aaa       2,500      2,504,600
-----------------------------------------------------------------------
Peoria and Pekin and Waukegan
  (Cities of); GNMA
  Collateralized Mortgage Series
  1990 RB
  7.875%, 08/01/22(b)              AAA   --          135        141,776
-----------------------------------------------------------------------
University of Illinois Auxiliary
  Facilities System; Series 1991
  RB
  5.75%, 04/01/22                  AA-   Aa        4,750      4,766,767
-----------------------------------------------------------------------
                                                             28,384,328
-----------------------------------------------------------------------

INDIANA-0.32%

Concord Independent School
  District (Community Schools
  Building Corp.); Refunding
  First Mortgage RB
  5.60%, 01/01/15(c)               AAA   Aaa       1,000        985,510
-----------------------------------------------------------------------

KENTUCKY-1.30%

Kenton (County of) Public
  Properties Corp. (Parking
  Facilities Project); First
  Mortgage RB
  5.625%, 12/01/12                 --    A         1,000        990,100
-----------------------------------------------------------------------
Mount Sterling (City of); Lease
  Funding Series 1993 A RB
  6.15%, 03/01/13                  --    Aa        3,000      3,069,120
-----------------------------------------------------------------------
                                                              4,059,220
-----------------------------------------------------------------------

                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

LOUISIANA-3.25%

Louisiana Public Facilities
  Authority (Louisiana Department
  of Health and Hospital Medical
  Center of Louisiana at New
  Orleans Project); Series 1992
  RB
  6.125%, 10/15/07(c)              AAA   --       $2,775   $  2,898,543
-----------------------------------------------------------------------
Louisiana Public Facilities
  Authority
  (Our Lady of Lake Regional
  Hospital); Hospital Refunding
  Series C RB
  6.00%, 12/01/07(c)               AAA   Aaa       2,500      2,619,025
-----------------------------------------------------------------------
Louisiana Public Facilities
  Authority (Tulane University of
  Louisiana); RB
  6.00%, 10/01/16(c)               AAA   Aaa       2,500      2,582,725
-----------------------------------------------------------------------
New Orleans Levee District;
  Series 1995 A RB
  5.95%, 11/01/07(c)               AAA   Aaa       1,000      1,069,920
-----------------------------------------------------------------------
Ouachita Parish Hospital Service
  District
  No 1 (Glenwood Regional Medical
  Center); Refunding Series 1996
  RB
  5.70%, 05/15/16(c)               AAA   Aaa       1,000        998,750
-----------------------------------------------------------------------
                                                             10,168,963
-----------------------------------------------------------------------

MAINE-0.35%

Maine (State of) Education Loan
  Authority; Education Loan
  Series A-2 RB
  6.95%, 12/01/07(b)               --    A         1,020      1,091,869
-----------------------------------------------------------------------

MARYLAND-0.65%

Maryland Health and Higher
  Education Facilities Authority
  (Doctors Community Hospital
  Inc.); Series 1990 RB
  8.75%, 07/01/00(f)(g)            AAA   Aaa       1,000      1,158,110
-----------------------------------------------------------------------
Maryland State Community
  Development Administration
  (Department of Economic and
  Community Development); Single
  Family Housing Refunding Series
  5 RB
  7.70%, 04/01/15(b)               --    Aa          830        873,509
-----------------------------------------------------------------------
                                                              2,031,619
-----------------------------------------------------------------------

MASSACHUSETTS-4.29%

Massachusetts (State of);
  Consolidated Loan Series 1991 C
  GO
  7.00%, 08/01/01(f)(g)            NRR   NRR       2,450      2,740,301
-----------------------------------------------------------------------
Massachusetts Health and
  Education Facilities Authority
  (Lowell General Hospital);
  Series 1991 A RB
  8.40%, 06/01/01(f)(g)            NRR   NRR       3,550      3,918,170
-----------------------------------------------------------------------
Massachusetts Health and
  Education Facilities Authority
  (Valley Regional Health System
  Issue); Series 1990 B RB
  8.00%, 07/01/00(f)(g)            NRR   Aaa       3,000      3,402,270
-----------------------------------------------------------------------
Massachusetts Municipal Wholesale
  Electric Cooperative Power
  Supply; System Series 1992 A RB
  6.75%, 07/01/08(c)               AAA   Aaa       3,000      3,343,920
-----------------------------------------------------------------------
                                                             13,404,661
-----------------------------------------------------------------------

MICHIGAN-5.71%

Detroit (City of) School
  District; School Building and
  Site (Unlimited Tax) Series
  1992 GO
  6.00%, 05/01/05                  AA    Aa        1,000      1,059,700
-----------------------------------------------------------------------
  6.15%, 05/01/07                  AA    Aa        1,300      1,374,672
-----------------------------------------------------------------------
Lake Orion Community School
  District; School Building and
  Site (Unlimited Tax) Refunding
  Series 1994 GO
  7.00%, 05/01/05(f)(g)            AAA   Aaa       2,500      2,890,200
-----------------------------------------------------------------------


                                     RATING(a)     PAR        MARKE
                                   S&P   MOODY'S  (000)       VALUE

MICHIGAN-(CONTINUED)

Lakeview Community School
  District; Unlimited Tax Series
  1996 GO
  5.75%, 05/01/16(b)               AAA   Aaa      $1,000   $  1,009,980
-----------------------------------------------------------------------
Lincoln Park (City of) School
  District; Unlimited Tax Series
  1996 GO
  6.00%, 05/01/12(b)               AAA   Aaa       1,210      1,269,871
-----------------------------------------------------------------------
Michigan (State of) Housing
  Development Authority;
  Refunding Series A RB
  6.60%, 04/01/12                  A+    --        1,000      1,032,210
-----------------------------------------------------------------------
Michigan Strategic Fund
  (Consumer's Power Corp.); PCR
  3.55%, 04/15/18(h)(i)            --    P-1       4,883      4,883,000
-----------------------------------------------------------------------
Ypsilanti (City of) School
  District; Refunding Unlimited
  Tax Series 1996 GO
  5.75%, 05/01/15(b)               AAA   Aaa       2,100      2,127,510
-----------------------------------------------------------------------
  5.75%, 05/01/16(b)               AAA   Aaa       2,175      2,195,010
-----------------------------------------------------------------------
                                                             17,842,153
-----------------------------------------------------------------------

MISSISSIPPI-1.71%

Mississippi Higher Education
  Assistance Corp.; Student Loan
  Series 1994 C RB
  7.50%, 09/01/09(b)               --    A         5,000      5,340,550
-----------------------------------------------------------------------

MISSOURI-1.02%

Kansas City Industrial
  Development Authority (General
  Motors Corp. Project); PCR
  6.05%, 04/01/06                  A-    A3        1,435      1,481,365
-----------------------------------------------------------------------
Kansas City Municipal Assistance
  Corp.
  (Truman Medical Center
  Charitable Foundation);
  Leasehold Improvement Series
  1991 A RB
  7.00%, 11/01/08                  A     A           605        654,580
-----------------------------------------------------------------------
Missouri (State of) Environmental
  Improvement and Energy
  Resources; Series 1995 C PCR
  5.85%, 01/01/10                  --    Aa        1,000      1,045,330
-----------------------------------------------------------------------
                                                              3,181,275
-----------------------------------------------------------------------

NEVADA-1.39%

Humboldt (County of) (Sierra
  Pacific Project); Series 1987
  PCR
  6.55%, 10/01/13(c)               AAA   Aaa       3,000      3,228,570
-----------------------------------------------------------------------
Las Vegas (City of); Refunding
  1992 Limited Tax GO
  6.50%, 04/01/02(f)(g)            AAA   Aaa       1,000      1,085,140
-----------------------------------------------------------------------
                                                              4,313,710
-----------------------------------------------------------------------

NEW HAMPSHIRE-1.85%

New Hampshire Housing Finance
  Authority; Single Family
  Residential Mortgage Series
  1987 B RB
  8.625%, 07/01/13(b)              A+    Aa        1,475      1,526,123
-----------------------------------------------------------------------
New Hampshire State Turnpike
  System; Series 1990 RB
  7.40%, 04/01/00(f)(g)            AAA   Aaa       3,850      4,267,533
-----------------------------------------------------------------------
                                                              5,793,656
-----------------------------------------------------------------------

NEW JERSEY-2.70%

Camden (County of) Municipal
  Utilities Authority; Series
  1987 RB
  8.25%, 12/01/97(f)(g)            AAA   Aaa         750        795,532
-----------------------------------------------------------------------
  8.25%, 12/01/17                  AAA   Aaa       1,250      1,321,375
-----------------------------------------------------------------------
Hudson County Correctional
  Facility; Certificate of
  Participation Series 1992 RB
  6.60%, 12/01/21(c)               AAA   Aaa       1,250      1,347,475
-----------------------------------------------------------------------

                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

NEW JERSEY-(CONTINUED)

Lacey School District; Unlimited
  Tax Series 1996 GO
  5.30%, 11/01/06(c)               --    Aaa      $1,000   $  1,035,540
-----------------------------------------------------------------------
New Jersey City Economic
  Development Authority (Atlantic
  City Sewer Co.); Sewer Facility
  Series 1991 RB
  7.25%, 12/01/11(b)(d)            --    --        1,865      2,047,248
-----------------------------------------------------------------------
New Jersey Health Care Facility
  Financing Authority (St. Peters
  Medical Center); Series 1987 C
  RB
  8.60%, 07/01/97(f)(g)            AAA   Aaa       1,050      1,096,746
-----------------------------------------------------------------------
  8.60%, 07/01/17(c)               AAA   Aaa         200        208,734
-----------------------------------------------------------------------
New Jersey State Housing and
  Mortgage Finance Agency; Home
  Buyer Series M RB
  6.95%, 10/01/22(b)(c)            AAA   Aaa         550        574,833
-----------------------------------------------------------------------
                                                              8,427,483
-----------------------------------------------------------------------

NEW MEXICO-1.88%

Albuquerque (City of)
  (Albuquerque Academy Project);
  Educational Facilities Series
  1995 RB
  5.75%, 10/15/15                  AA-   Aa          915        933,401
-----------------------------------------------------------------------
Las Cruces South Central Solid
  Waste Authority; Environmental
  Services RB
  5.65%, 06/01/09                  --    A           575        576,104
-----------------------------------------------------------------------
Los Alamos (County of); Utility
  Series A RB
  6.00%, 07/01/15(c)               AAA   Aaa       2,000      2,056,740
-----------------------------------------------------------------------
Santa Fe (City of); Series 1994 A
  RB
  6.25%, 06/01/04(f)(g)            AAA   Aaa       2,100      2,294,544
-----------------------------------------------------------------------
                                                              5,860,789
-----------------------------------------------------------------------

NEW YORK-10.98%

New York (City of); GO
  8.25%, Unlimited Tax Series
  1991 F
  11/15/01(f)(g)                   NRR   Aaa       1,840      2,160,178
-----------------------------------------------------------------------
  7.00%, Unlimited Tax Series C,
  Sub-Series C-1 08/01/02(f)(g)    NRR   NRR          55         62,058
-----------------------------------------------------------------------
  7.65%, Series 1992 F 02/01/06    BBB+  Baa1      4,775      5,311,567
-----------------------------------------------------------------------
  7.70%, Series D 02/01/09         BBB+  Baa1      2,000      2,250,940
-----------------------------------------------------------------------
  7.20%, Unlimited Tax Series H
    02/01/15                       BBB+  Baa1        500        538,230
-----------------------------------------------------------------------
  8.25%, Unlimited Tax Series
    1991 F
  11/15/15                         --    Aaa         160        183,981
-----------------------------------------------------------------------
  6.25%, Unlimited Tax Series A
    08/01/17                       BBB+  Baa1      3,035      3,052,178
-----------------------------------------------------------------------
  7.00%, Unlimited Tax Series C,
  Sub-Series C-1 08/01/17          BBB+  Baa1      1,945      2,078,699
-----------------------------------------------------------------------
  7.00%, Series B 02/01/18(c)      AAA   Aaa       1,000      1,100,210
-----------------------------------------------------------------------
  7.00%, Unlimited Tax Series H
    02/01/20                       BBB+  Baa1        350        373,398
-----------------------------------------------------------------------
New York City Industrial
  Development Agency (The
  Lighthouse Inc. Project);
  Series 1992 RB
  6.50%, 07/01/22(i)               AA    Aa2       1,500      1,573,215
-----------------------------------------------------------------------
New York State Environmental
  Facility Corp.;
  Water Revenue Series E PCR
  6.875%, 06/15/10                 A     Aa        3,400      3,741,326
-----------------------------------------------------------------------
New York State Medical Care
  Facilities Authority (Mental
  Health Services); Refunding
  Series 1987 A RB
  8.875%, 08/15/97(f)(g)           AAA   Aaa         940        989,086
-----------------------------------------------------------------------
New York State Municipal Water
  Finance Authority; Water and
  Sewer Systems Series 1996 A RB
  5.625%, 06/15/19                 A-    A         2,000      1,956,280
-----------------------------------------------------------------------

                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

NEW YORK-(CONTINUED)

New York State Urban Development
  Corp.; Capital Facilities 1991
  Series 3 RB
  7.375%, 01/01/02(f)(g)           NRR   Aaa      $7,850   $  8,954,731
-----------------------------------------------------------------------
                                                             34,326,077
-----------------------------------------------------------------------

NORTH CAROLINA-3.55%

North Carolina Eastern Municipal
  Power Agency; Series 1988 A RB
  8.00%, 01/01/98(f)(g)            NRR   Aaa       3,000      3,181,620
-----------------------------------------------------------------------
North Carolina Eastern Municipal
  Power Agency; Series A RB
  6.125%, 01/01/10(c)              AAA   Aaa       1,500      1,590,720
-----------------------------------------------------------------------
North Carolina Eastern Municipal
  Power Agency; Refunding Series
  1996 A RB
  5.00%, 01/01/98                  BBB   Baa1      1,000      1,003,610
-----------------------------------------------------------------------
North Carolina Housing Finance
  Agency; Single Family-Series II
  RB
  6.20%, 03/01/16(c)               AA    Aa          725        736,592
-----------------------------------------------------------------------
North Carolina Municipal Power
  Agency (No. 1 Catawba Electric
  Project); Refunding RB
  7.25%, 01/01/07                  A     A         2,750      3,122,763
-----------------------------------------------------------------------
North Carolina Municipal Power
  Agency (No. 1 Catawba Electric
  Project); Series 1990 RB
  6.50%, 01/01/10(c)               AAA   Aaa       1,115      1,181,041
-----------------------------------------------------------------------
  6.50%, 01/01/10(f)               AAA   Aaa         260        283,143
-----------------------------------------------------------------------
                                                             11,099,489
-----------------------------------------------------------------------

OHIO-3.03%

Akron Bath Copley Joint Township
  (Akron City Hospital); Series
  1987 RB
  8.875%, 11/15/97(f)(g)           NRR   Aaa       1,610      1,713,668
-----------------------------------------------------------------------
Fairfield (City of) School
  District; Unlimited Tax Series
  1995 GO
  6.10%, 12/01/15(c)               AAA   Aaa       1,000      1,051,060
-----------------------------------------------------------------------
Findlay (City of); Limited Tax
  Series
  1996 GO
  5.875%, 07/01/17                 AA-   A1        1,000      1,020,500
-----------------------------------------------------------------------
Hamilton (County of); Electric
  System Mortgage Series 1998 RB
  8.00%, 10/15/98(f)(g)            AAA   Aaa       1,000      1,086,420
-----------------------------------------------------------------------
Mason (City of) Health Care
  Facilities
  (MCV Health Care Facilities,
  Inc.);
  Series 1990 RB
  7.625%, 02/01/40(c)              AAA   --        2,170      2,388,996
-----------------------------------------------------------------------
Ohio Department of Transportation
  (Panhandle Rail Line Project);
  Series 1992 Certificates of
  Participation
  6.50%, 04/15/12(c)               AAA   Aaa       1,100      1,179,266
-----------------------------------------------------------------------
Washington (County of) (Marietta
  Memorial Hospital); Series B RB
  7.00%, 09/01/12                  AAA   Aaa       1,000      1,020,390
-----------------------------------------------------------------------
                                                              9,460,300
-----------------------------------------------------------------------

OKLAHOMA-1.82%

McAlester (City of) Public Works
  Authority; Refunding and
  Improvement
  Series 1995 RB
  5.50%, 12/01/10(c)               AAA   Aaa         975        987,246
-----------------------------------------------------------------------
Southern Oklahoma Memorial
  Hospital Authority; Series 1993
  A RB
  5.60%, 02/01/00                  A     A         1,250      1,280,325
-----------------------------------------------------------------------

                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

OKLAHOMA-(CONTINUED)

Tulsa (City of) Industrial
  Authority (Medical Center
  Project-St. Johns Hospital); RB
  6.25%, 02/15/14                  AA    Aa       $2,000   $  2,078,600
-----------------------------------------------------------------------
Tulsa Public Facilities
  Authority-Capital
  Improvements-Water System;
  Series 1988 B RB
  6.00%, 03/01/08                  A+    --        1,305      1,353,363
-----------------------------------------------------------------------
                                                              5,699,534
-----------------------------------------------------------------------

OREGON-1.06%

Klamath Falls (City of) (Salt
  Caves Hydroelectric Project);
  Series D RB
  4.50%, 05/01/98(f)(g)            SP1+  --        1,000      1,008,590
-----------------------------------------------------------------------
Portland (City of) Sewer System;
  Series 1994 A RB
  6.20%, 06/01/12                  A+    A1        1,200      1,266,708
-----------------------------------------------------------------------
  6.25%, 06/01/15                  A+    A1        1,000      1,052,350
-----------------------------------------------------------------------
                                                              3,327,648
-----------------------------------------------------------------------

PENNSYLVANIA-2.60%

Lancaster (County of) Solid Waste
  Management Authority; Resource
  Recovery System Series 1988 A
  RB
  8.50%, 12/15/10(b)               BBB   A         3,500      3,707,130
-----------------------------------------------------------------------
Pennsylvania (State of); Third
  Series GO
  6.75%, 11/15/13(c)               AAA   Aaa       1,250      1,388,663
-----------------------------------------------------------------------
Pennsylvania Economic Development
  Finance Authority (Colver
  Project); Resource Recovery
  Series 1994 D RB
  7.05%, 12/01/10(b)               BBB-  --        2,900      3,040,766
-----------------------------------------------------------------------
                                                              8,136,559
-----------------------------------------------------------------------

PUERTO RICO-1.77%

Puerto Rico (Commonwealth of)
  Electric Power Authority; RB
  7.00%, Series 1991 P
  07/01/01(f)(g)                   A-    Baa1      1,325      1,488,545
-----------------------------------------------------------------------
  6.00%, Series 1989 07/01/10      A-    Baa1      4,000      4,040,280
-----------------------------------------------------------------------
                                                              5,528,825
-----------------------------------------------------------------------

RHODE ISLAND-0.78%

Rhode Island Depositors Economic
  Protection Corp.; Special
  Obligation Series 1992 A RB
  6.95%, 08/01/02(f)(g)            AAA   Aaa       1,250      1,412,225
-----------------------------------------------------------------------
Rhode Island Housing and Mortgage
  Finance Agency; Homeownership
  Opportunity Series 15 B RB
  6.00%, 10/01/04                  AA+   Aa        1,000      1,040,640
-----------------------------------------------------------------------
                                                              2,452,865
-----------------------------------------------------------------------

SOUTH CAROLINA-0.34%

South Carolina State Education
  Assistance Authority;
  Guaranteed Student Loan Series
  1990 RB
  6.60%, 09/01/01(b)               AA    --          500        531,715
-----------------------------------------------------------------------
South Carolina State Housing
  Finance and Development
  Authority; Homeownership
  Mortgage Series 1990 C RB
  7.50%, 07/01/05(b)               AA    Aa          500        527,690
-----------------------------------------------------------------------
                                                              1,059,405
-----------------------------------------------------------------------


                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

TENNESSEE-1.15%

Davidson (County of) Madison
  Suburban Utility District;
  Water Refunding RB
  5.70%, 02/01/11(c)               AAA   Aaa      $1,180   $  1,206,184
-----------------------------------------------------------------------
Franklin Industrial Development
  Board (Landings Apartment
  Project); Multifamily Housing
  Series A RB
  5.75%, 04/01/10(c)               --    Aaa       1,200      1,198,777
-----------------------------------------------------------------------
Nashville and Davidson (Counties
  of) Metropolitan Government;
  Water and Sewer Refunding
  Series 1986 RB
  7.25%, 01/01/06                  A     A1          145        147,482
-----------------------------------------------------------------------
Shelby (County of); Unlimited Tax
  School GO
  6.00%, 03/01/17                  AA+   Aa        1,000      1,031,000
-----------------------------------------------------------------------
                                                              3,583,443
-----------------------------------------------------------------------

TEXAS-14.96%

Arlington Independent School
  District; Refunding Series 1995
  GO
  5.75%, 02/15/21(c)               --    Aaa       1,000      1,012,190
-----------------------------------------------------------------------
Austin (City of); Utility System
  RB
  6.50%, 05/15/11(c)               AAA   Aaa       1,380      1,510,755
-----------------------------------------------------------------------
Austin Community College
  District; Combined Fee Revenue
  Building and Refunding Series
  1995 RB
  6.10%, 02/01/13(c)               AAA   Aaa       1,115      1,160,280
-----------------------------------------------------------------------
Bellville Independent School
  District; Unlimited Tax School
  Building and Refunding Series
  1995 GO
  6.125%, 02/01/20(c)              --    Aaa         830        863,009
-----------------------------------------------------------------------
Brazos Higher Education Loan
  Authority Inc.; Student Loan
  Refunding RB
  6.30%, Refunding Series 1992
    C-1
  11/01/01(b)                      --    Aa          325        336,817
-----------------------------------------------------------------------
  6.45%, Series 1992 C-1
    11/01/02(b)                    --    Aa        1,135      1,186,234
-----------------------------------------------------------------------
  6.50%, Series 1994 B-1
    06/01/04(b)                    --    A           700        738,570
-----------------------------------------------------------------------
Brazos River Authority (Houston
  Lighting and Power Project);
  Collateralized Series 1986 A RB
  7.875%, 11/01/18(b)(c)           AAA   Aaa       2,825      2,912,745
-----------------------------------------------------------------------
Carrollton (City of); GO
  5.75%, 08/15/16                  AA-   Aa        1,000      1,010,960
-----------------------------------------------------------------------
Comal County Industrial
  Development Authority (The
  Coleman Company, Inc. Project);
  Industrial Development Series
  1980 RB
  9.25%, 08/01/00(f)               NRR   NRR       1,135      1,240,827
-----------------------------------------------------------------------
Dallas (City of); Waterworks and
  Sewer System Series 1994 A RB
  6.00%, 10/01/14                  AA    Aa        2,030      2,094,331
-----------------------------------------------------------------------
Dallas-Fort Worth Regional
  Airport Authority; Airport
  Series 1985 RB
  6.10%, 11/01/07(c)               AAA   Aaa         430        432,593
-----------------------------------------------------------------------
  6.10%, 11/01/07                  A     A1          200        200,172
-----------------------------------------------------------------------
Georgetown (City of); Utility
  System Series 1995 A RB
  6.20%, 08/15/15(c)               AAA   Aaa       1,500      1,560,690
-----------------------------------------------------------------------
Hallsville Independent School
  District; Unlimited Tax Series
  1996 GO
  5.375%, 02/15/17(b)              --    Aaa       1,830      1,787,032
-----------------------------------------------------------------------


                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

TEXAS-(CONTINUED)

Harris County; Toll Road
  Unlimited Tax General
  Obligation and Subordinate Lien
  Refunding Series 1991 RB
  6.75%, 08/01/14                  AA    Aa       $3,850   $  4,176,865
-----------------------------------------------------------------------
Harris County Health Facilities
  Development Corp. (Saint Luke's
  Episcopal Hospital Project);
  Series 1991 RB
  6.70%, 02/15/03                  AA    Aa        1,000      1,087,250
-----------------------------------------------------------------------
Harris County Mental Health and
  Mental Retardation Authority;
  Refunding Series 1992 RB
  6.25%, 9/15/10(c)                AAA   Aaa       4,500      4,716,225
-----------------------------------------------------------------------
Harris County Utilities District
  No. 10; Waterworks and Sewer
  Systems Unlimited Tax Series
  1996 GO
  5.50%, 10/01/21(c)               AAA   Aaa         520        512,346
-----------------------------------------------------------------------
Houston (City of); Refunding
  Series 1992 C GO
  6.25%, 03/01/02(f)(g)            NRR   NRR       1,470      1,576,560
-----------------------------------------------------------------------
Hurst, Euless, Bedford, Texas
  Independent School District;
  Refunding RB
  6.50%, 08/15/04(f)(g)            AAA   Aaa         640        708,620
-----------------------------------------------------------------------
  6.50%, 08/15/24(c)               AAA   Aaa         360        386,734
-----------------------------------------------------------------------
Keller (City of) Independent
  School District; Certificates
  of Participation Series 1994 RB
  6.00%, 08/15/05(c)               AAA   Aaa       1,000      1,083,010
-----------------------------------------------------------------------
Lockhart (City of); Certificates
  of Participation Tax and
  Utility Systems Series 1996 GO
  5.85%, 08/01/11(c)               AAA   Aaa         605        617,402
-----------------------------------------------------------------------
  5.90%, 08/01/16(c)               AAA   Aaa       1,100      1,118,425
-----------------------------------------------------------------------
North Texas Higher Education
  Authority Inc.; Student Loan
  Refunding Series D RB
  6.10%, 04/01/08(b)               --    Aa        1,000      1,009,540
-----------------------------------------------------------------------
  6.30%, 04/01/09(b)               --    A           500        507,955
-----------------------------------------------------------------------
Plano (City of) Independent
  School District; Unlimited Tax
  Series 1991 B GO
  5.625%, 02/15/01(f)(g)           AAA   Aaa       2,500      2,604,275
-----------------------------------------------------------------------
Texas (State of); Unlimited Tax
  Veteran's Land GO
  6.40%, 12/01/24(b)               AA    Aa        2,000      2,058,480
-----------------------------------------------------------------------
Texas (State of) Department of
  Housing and Community Affairs
  (Asmara Project); Multifamily
  Housing Series 1996 A RB
  6.30%, 01/01/16                  A     --          310        311,029
-----------------------------------------------------------------------
Texas (State of) Housing Agency;
  Residential Development
  Mortgage Series 1987 D RB
  8.40%, 07/01/20(b)               A+    Aa        3,265      3,418,063
-----------------------------------------------------------------------
Texas National Research
  Laboratory Community Financing
  Corp. (Superconducting Super
  Collider); Lease RB
  7.10%, 12/01/01(f)(g)            AAA   Aaa         600        677,562
-----------------------------------------------------------------------
Victoria (County of) Texas
  Hospital Citizens Medical
  Center; RB
  6.20%, 01/01/10(c)               AAA   Aaa       1,000      1,062,940
-----------------------------------------------------------------------
Weatherford (City of) Independent
  School District; Refunding
  Series 1994 GO
  6.40%, 02/15/12(c)               AAA   Aaa       1,000      1,070,990
-----------------------------------------------------------------------
                                                             46,751,476
-----------------------------------------------------------------------

                                     RATING(a)     PAR        MARKET
                                    S&P   MOODY'S  (000)       VALUE

UTAH-1.36%

Utah (State of) Housing Finance
  Agency; Federally Insured Term
  Subordinate Single Family
  Mortgage RB
  6.30%, Series 1994 E-1,
  07/01/06                         A+    A1       $  915   $    956,147
-----------------------------------------------------------------------
  7.15%, Series 1994 G-1,
  07/01/06                         A+    A1          915        984,778
-----------------------------------------------------------------------
Utah (State of) Housing Finance
  Agency; Series 1994 C RB
  6.05%, 07/01/06                  --    A1          930        954,952
-----------------------------------------------------------------------
Utah (State of) Housing Finance
  Agency; Single Family Mortgage
  RB
  6.45%, Series G2, 07/01/27(b)    AAA   Aaa       1,330      1,355,124
-----------------------------------------------------------------------
                                                              4,251,001
-----------------------------------------------------------------------

VIRGIN ISLANDS-1.29%

Virgin Islands Public Finance
  Authority; Matching Fund Loan
  Notes Series A RB
  7.25%, 10/01/18(d)               --    --        1,000      1,068,490
-----------------------------------------------------------------------
Virgin Islands Territory (Hugo
  Insurance Claims Fund); Special
  Tax Bond Series 1991 GO
  7.75%, 10/01/06(d)               --    --        2,730      2,958,255
-----------------------------------------------------------------------
                                                              4,026,745
-----------------------------------------------------------------------

VIRGINIA-0.71%

Henrico (County of) Industrial
  Development Authority
  (Hermitage Project); RB
  3.70%, 05/01/24(h)(i)            --    VMIG-1      134        134,000
-----------------------------------------------------------------------
Richmond (City of); Public
  Improvement Refunding Series B
  GO
  6.25%, 01/15/18                  AA    A1        2,000      2,084,320
-----------------------------------------------------------------------
                                                              2,218,320
-----------------------------------------------------------------------

WASHINGTON-2.37%

Clark (County of) Gamas School
  District #117; GO
  6.00%, 12/01/14(c)               AAA   Aaa       1,000      1,045,500
-----------------------------------------------------------------------
King (County of); Unlimited Tax
  GO
  5.50%, 07/01/07(f)               AAA   Aaa         500        516,080
-----------------------------------------------------------------------
King (County of); Unlimited Tax
  Refunding GO
  6.50%, 12/01/11                  AA+   Aa1         500        504,020
-----------------------------------------------------------------------

                                     RATING(a)     PAR        MARKET
                                   S&P   MOODY'S  (000)       VALUE

WASHINGTON-(CONTINUED)

Pend Oreille (County of) Public
  Utility District #1; Electric
  Series B RB
  6.30%, 01/01/17                  BBB+  A        $1,400   $  1,422,162
-----------------------------------------------------------------------
Seattle (City of) Metropolitan
  Sewer District; Series T RB
  6.80%, 01/01/11                  AA-   A1        1,780      1,905,223
-----------------------------------------------------------------------
Washington State Public Power
  Supply System (Nuclear Project
  No. 1); Refunding Series A RB
  5.75%, 07/01/12(c)               AAA   Aaa       2,000      2,023,440
-----------------------------------------------------------------------
                                                              7,416,425
-----------------------------------------------------------------------

WISCONSIN-1.00%

Wisconsin Housing and Economic
  Development Authority; Home
  Ownership RB
  7.40%, Series 1994 F
  07/01/13(b)                      AA    Aa        1,000      1,067,130
-----------------------------------------------------------------------
  8.00%, Series 1990 E
  03/01/21(b)                      A+    Aa          525        549,985
-----------------------------------------------------------------------
Wisconsin Health and Educational
  Facilities Authority (Sinai
  Samaritan Medical Center); RB
  5.75%, Series 1994 F
  08/15/16(c)                      AA    Aa        1,500      1,504,935
-----------------------------------------------------------------------
                                                              3,122,050
=======================================================================

WYOMING-0.66%

Natrona (County of) Wyoming
  Medical Center; RB
  6.00%, 09/15/11(c)               AAA   Aaa       1,000      1,038,730
-----------------------------------------------------------------------
Sweetwater (County of) (Idaho
  Power Company Project);
  Pollution Control Refunding
  Series 1996 A RB
  6.05%, 07/15/26                  A     A3        1,000      1,024,160
-----------------------------------------------------------------------
                                                              2,062,890
-----------------------------------------------------------------------
TOTAL INVESTMENTS-99.30%                                    310,386,726
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.70%                           2,195,076
-----------------------------------------------------------------------
NET ASSETS-100.00%                                         $312,581,802
=======================================================================

Investment Abbreviations:

GO  - General Obligation Bonds
IDR - Industrial Development Revenue Bonds
NRR - Not Re-Rated
PCR - Pollution Control Revenue Bonds
RB  - Revenue Bonds

Notes to Schedule of Investments:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.
(b)  Security subject to the alternative minimum tax.
(c)  Secured by bond insurance.
(d) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(e) Zero coupon bonds. The interest rate shown represents the rate of original issue discount.
(f)  Secured by an escrow fund of U.S. Treasury obligations.
(g) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(h) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on December 31, 1996.
(i)  Secured by a letter of credit.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996


ASSETS:

Investments, at market value (cost
  $292,806,066)                               $310,386,726
----------------------------------------------------------
Receivables for:
  Fund shares sold                                 146,870
----------------------------------------------------------
  Interest                                       5,581,407
----------------------------------------------------------
Investment for deferred compensation plan           61,435
----------------------------------------------------------
Other assets                                        16,396
----------------------------------------------------------
    Total assets                               316,192,834
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          1,787,782
----------------------------------------------------------
  Fund shares reacquired                           885,081
----------------------------------------------------------
  Dividends                                        562,525
----------------------------------------------------------
Accrued advisory fees                              123,518
----------------------------------------------------------
Accrued administrative service fees                  6,634
----------------------------------------------------------
Accrued distribution fees                          211,478
----------------------------------------------------------
Accrued trustees' fees                               2,026
----------------------------------------------------------
Accrued transfer agent fees                         10,694
----------------------------------------------------------
Accrued operating expenses and other
  payables                                          21,294
----------------------------------------------------------
    Total liabilities                            3,611,032
----------------------------------------------------------
Net assets applicable to shares outstanding   $312,581,802
==========================================================

NET ASSETS:

Class A                                       $278,812,285
==========================================================
Class B                                       $ 33,769,517
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         34,050,982
==========================================================
Class B                                          4,122,096
==========================================================

Class A:

  Net asset value and redemption price per
    share                                     $       8.19
==========================================================

  Offering price per share:
    (Net asset value of $8.19 divided
    by 95.25%)                                $       8.60
==========================================================

Class B:

  Net asset value and offering price per
    share                                     $       8.19
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996


INVESTMENT INCOME:

Interest                                       $18,543,407
----------------------------------------------------------

EXPENSES:

Advisory fees                                    1,417,007
----------------------------------------------------------
Custodian fees                                      11,493
----------------------------------------------------------
Transfer agent fees - Class A                      129,670
----------------------------------------------------------
Transfer agent fees - Class B                       21,248
----------------------------------------------------------
Administrative service fees                         71,857
----------------------------------------------------------
Trustees' fees                                       7,795
----------------------------------------------------------
Distribution fees - Class A                        691,812
----------------------------------------------------------
Distribution fees - Class B                        275,301
----------------------------------------------------------
Other                                               50,454
----------------------------------------------------------
    Total expenses                               2,676,637
----------------------------------------------------------
Less: Expenses paid indirectly                      (4,978)
----------------------------------------------------------
     Net expenses                                2,671,659
----------------------------------------------------------
Net investment income                           15,871,748
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Realized gain on sales of investment
  securities                                       118,748
----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                         (4,496,798)
----------------------------------------------------------
    Net gain (loss) on investment securities    (4,378,050)
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $11,493,698
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                  1996            1995

OPERATIONS:

  Net investment income                                       $ 15,871,748    $ 15,091,309
------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities              118,748         674,681
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (4,496,798)     19,230,259
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        11,493,698      34,996,249
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (14,634,820)    (14,621,874)
------------------------------------------------------------------------------------------
  Class B                                                       (1,210,672)       (654,391)
------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                               --      (1,011,782)
------------------------------------------------------------------------------------------
  Class B                                                               --         (45,282)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (1,870,211)      9,550,157
------------------------------------------------------------------------------------------
  Class B                                                       12,523,478      11,436,172
------------------------------------------------------------------------------------------
    Net increase in net assets                                   6,301,473      39,649,249
------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                          306,280,329     266,631,080
------------------------------------------------------------------------------------------
  End of period                                               $312,581,802    $306,280,329
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $296,629,932    $285,976,665
------------------------------------------------------------------------------------------
  Undistributed net investment income                              (34,765)        (61,021)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on investment
    securities                                                  (1,594,025)     (1,712,773)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              17,580,660      22,077,458
------------------------------------------------------------------------------------------
                                                              $312,581,802    $306,280,329
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Trustees, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,594,025 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2002. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $71,857 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1996, AFS was paid $104,022 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $4,641 from dividends received on balances in cash management accounts. In addition, pricing service expenses in the amount of $337 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction of the Fund's total expenses of $4,978 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of (a) compensation payable to AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $691,812 and $275,301, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $122,269 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $49,906 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $3,549 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $4,900,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $83,704,766 and $73,917,831, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of investment securities    $17,589,340
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (8,680)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $17,580,660
=========================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                                                           1996                          1995
                                                                --------------------------    ---------------------------
                                                                  SHARES         VALUE          SHARES          VALUE
                                                                ----------    ------------    -----------    ------------
Sold:
  Class A                                                        5,797,996    $ 47,332,136      6,038,257    $ 48,938,165
------------------------------------------------------------    --------------------------    ---------------------------
  Class B                                                        2,660,265      21,695,791      1,963,653      15,985,997
------------------------------------------------------------    --------------------------    ---------------------------
Issued as reinvestment of dividends:
  Class A                                                        1,054,624       8,611,381      1,117,182       9,074,834
------------------------------------------------------------    --------------------------    ---------------------------
  Class B                                                           85,876         701,022         50,725         412,983
------------------------------------------------------------    --------------------------    ---------------------------
Reacquired:
  Class A                                                       (7,075,891)    (57,813,728)    (5,965,522)    (48,462,842)
------------------------------------------------------------    --------------------------    ---------------------------
  Class B                                                       (1,208,742)     (9,873,335)      (608,842)     (4,962,808)
------------------------------------------------------------    --------------------------    ---------------------------
                                                                 1,314,128    $ 10,653,267      2,595,453    $ 20,986,329
============================================================     =========================    ===========================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1996 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                 1996         1995       1994       1993     1992(a)      1991       1990
                                               --------     --------   --------   --------   --------   --------   --------
CLASS A:
Net asset value, beginning of period           $  8.31      $   7.78   $   8.61   $   8.27   $   8.13   $   7.66   $   7.81
--------------------------------------------   -------      --------   --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                            0.43          0.43       0.46       0.48       0.51       0.52       0.53
--------------------------------------------   -------      --------   --------   --------   --------   --------   --------
 Net gains (losses) on securities
   (both realized and unrealized)                (0.12)         0.56      (0.78)      0.46       0.21       0.46      (0.14)
--------------------------------------------   -------      --------   --------   --------   --------   --------   --------
   Total from investment operations               0.31          0.99      (0.32)      0.94       0.72       0.98       0.39
--------------------------------------------   --------     --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income            (0.43)        (0.43)     (0.45)     (0.48)     (0.51)     (0.51)     (0.53)
--------------------------------------------   -------      --------   --------   --------   --------   --------   --------
 Distributions from net realized capital
   gains                                            --            --      (0.03)     (0.11)     (0.07)        --         --
--------------------------------------------   --------     --------   --------   --------   --------   --------   --------
 Returns of capital                                 --         (0.03)     (0.03)     (0.01)        --         --      (0.01)
--------------------------------------------   --------     --------   --------   --------   --------   --------   --------
   Total distributions                           (0.43)        (0.46)     (0.51)     (0.60)     (0.58)     (0.51)     (0.54)
--------------------------------------------   -------     --------   --------   --------   --------   --------   --------
Net asset value, end of period                 $  8.19      $   8.31   $   7.78   $   8.61   $   8.27   $   8.13   $   7.66
============================================   =======      ========   ========   ========   ========   ========   ========
Total return(b)                                   3.90%        13.05%     (3.79)%    11.66%      9.10%     13.30%      5.27%
============================================   =======      ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $278,812     $284,803   $257,456   $294,209   $271,205   $273,037   $258,194
============================================   =======      ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets           0.80%(c)(d)     0.88%     0.89%     0.91%      0.90%      0.94%      0.91%
============================================   =======      ========   ========   ========   ========   ========   ========
Ratio of net investment income to average
 net assets                                       5.29%(c)      5.26%      5.61%      5.65%      6.15%      6.58%      6.91%
============================================   =======      ========   ========   ========   ========   ========   ========
Portfolio turnover rate                             26%           36%        43%        24%       160%       289%       230%
============================================   =======      ========   ========   ========   ========   ========   ========

                                                1989       1988       1987
                                              --------   --------   --------
CLASS A:
Net asset value, beginning of period          $   7.64   $   7.32   $   8.41
--------------------------------------------  --------   --------   --------
Income from investment operations:
 Net investment income                            0.54       0.53       0.51
--------------------------------------------  --------   --------   --------
 Net gains (losses) on securities
   (both realized and unrealized)                 0.18       0.34      (0.65)
--------------------------------------------  --------   --------   --------
   Total from investment operations               0.72       0.87      (0.14)
--------------------------------------------  --------   --------   --------
Less distributions:
 Dividends from net investment income            (0.55)     (0.55)     (0.49)
--------------------------------------------  --------   --------   --------
 Distributions from net realized capital
   gains                                            --         --      (0.46)
--------------------------------------------  --------   --------   --------
 Returns of capital                                 --         --         --
--------------------------------------------  --------   --------   --------
   Total distributions                           (0.55)     (0.55)     (0.95)
--------------------------------------------  --------   --------   --------
Net asset value, end of period                $   7.81   $   7.64   $   7.32
============================================  ========   ========   ========
Total return(b)                                   9.70%     12.33%     (1.88)%
============================================  ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $262,997   $243,480   $237,225
============================================  ========   ========   ========
Ratio of expenses to average net assets           0.89%      0.87%      0.80%
============================================  ========   ========   ========
Ratio of net investment income to average
 net assets                                       6.97%      7.11%      6.71%
============================================  ========   ========   ========
Portfolio turnover rate                            305%       381%       392%
============================================  ========   ========   ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios are based on average daily net assets of $276,724,764.
(d) Ratio included expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.

                                                                1996           1995          1994         1993
                                                               -------        -------       ------       ------

CLASS B:
Net asset value, beginning of period                           $  8.31        $  7.78       $ 8.61       $ 8.71
------------------------------------------------------------   -------        -------       ------       ------
Income from investment operations:
 Net investment income                                            0.37           0.39         0.39         0.14
------------------------------------------------------------   -------        -------       ------       ------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   (0.13)          0.54        (0.78)        0.01
------------------------------------------------------------   -------        -------       ------       ------
     Total from investment operations                             0.24           0.93        (0.39)        0.15
------------------------------------------------------------   -------        -------       ------       ------
Less distributions:
 Dividends from net investment income                            (0.36)         (0.37)       (0.38)       (0.13)
------------------------------------------------------------   -------        -------       ------       ------
 Distributions from net realized capital gains                      --             --        (0.03)       (0.11)
------------------------------------------------------------   -------        -------       ------       ------
 Returns of capital                                                 --          (0.03)       (0.03)       (0.01)
------------------------------------------------------------   -------        -------       ------       ------
     Total distributions                                         (0.36)         (0.40)       (0.44)       (0.25)
------------------------------------------------------------   -------        -------       ------       ------
Net asset value, end of period                                 $  8.19        $  8.31       $ 7.78       $ 8.61
============================================================   =======        =======       ======       ======
Total return(a)                                                   2.99%         12.14%       (4.57)%       1.95%
============================================================   =======        =======       ======       ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $33,770        $21,478       $9,175       $2,319
============================================================   =======        =======       ======       ======
Ratio of expenses to average net assets(b)                        1.61%(d)(e)    1.68%        1.67%        1.65%(f)
============================================================   =======        =======       ======       ======
Ratio of net investment income to average net assets(c)           4.49%(d)       4.46%        4.83%        4.91%(f)
============================================================   =======        =======       ======       ======
Portfolio turnover rate                                             26%            36%          43%          24%
============================================================   =======        =======       ======       ======

(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(b) Ratios of expenses to average daily net assets prior to expense reimbursements are 1.77%, 1.84% and 3.08% (annualized) for the period 1995-1993, respectively.
(c) Ratios of net investment income to average daily net assets prior to expense reimbursements are 4.37%, 4.66% and 3.48% (annualized) for the period 1995-1993, respectively.
(d) Ratios are based on average daily net assets of $27,530,145.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f) Annualized.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                     INDEPENDENT AUDITORS' REPORT

                     To the Board of Trustees and Shareholders of AIM Value Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Value Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Value Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.



                                                    KPMG Peat Marwick LLP


                     Houston, Texas
                     February 7, 1997

SCHEDULE OF INVESTMENTS

December 31, 1996

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-67.69%

AEROSPACE/DEFENSE-0.85%

Boeing Co.                              550,000  $   58,506,250
---------------------------------------------------------------
United Technologies Corp.               399,800      26,386,800
---------------------------------------------------------------
                                                     84,893,050
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.17%

Borg-Warner Automotive, Inc.            450,000      17,325,000
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.29%

PepsiCo, Inc.                         1,000,000      29,250,000
---------------------------------------------------------------

BIOTECHNOLOGY-1.17%

Biogen, Inc.(a)                       1,095,100      42,435,125
---------------------------------------------------------------
Guidant Corp.                         1,300,000      74,100,000
---------------------------------------------------------------
                                                    116,535,125
---------------------------------------------------------------

BUSINESS SERVICES-0.10%

Cognizant Corp.                         300,000       9,900,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.84%

IMC Global, Inc.                      1,200,000      46,950,000
---------------------------------------------------------------
Praxair, Inc.                           800,000      36,900,000
---------------------------------------------------------------
                                                     83,850,000
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.19%

International Business Machines
  Corp.                                 125,000      18,875,000
---------------------------------------------------------------

COMPUTER MINI/PCS-0.45%

Sun Microsystems, Inc.(a)               600,000      15,412,500
---------------------------------------------------------------
Wang Laboratories, Inc.(a)            1,448,500      29,332,125
---------------------------------------------------------------
                                                     44,744,625
---------------------------------------------------------------

COMPUTER NETWORKING-0.52%

Cisco Systems, Inc.(a)                  400,000      25,450,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)            687,700      26,003,656
---------------------------------------------------------------
                                                     51,453,656
---------------------------------------------------------------

COMPUTER PERIPHERALS-0.76%

Seagate Technology, Inc.(a)             800,000      31,600,000
---------------------------------------------------------------
U.S. Robotics Corp.(a)                  343,100      24,703,200
---------------------------------------------------------------
Western Digital Corp.(a)                350,000      19,906,250
---------------------------------------------------------------
                                                     76,209,450
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-2.09%

American Management Systems, Inc.(a)  1,400,000      34,300,000
---------------------------------------------------------------
Computer Associates International,
  Inc.                                  600,000      29,850,000
---------------------------------------------------------------
CompuWare Corp.(a)                      277,600      13,914,700
---------------------------------------------------------------
Informix Corp.(a)                     1,000,000      20,375,000
---------------------------------------------------------------
National Data Corp.                     300,000      13,050,000
---------------------------------------------------------------
Network General Corp.(a)                800,000      24,200,000
---------------------------------------------------------------
Wallace Computer Services, Inc.       2,100,000      72,450,000
---------------------------------------------------------------
                                                    208,139,700
---------------------------------------------------------------

CONGLOMERATES-0.39%

Loews Corp.                             362,300      34,146,775
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

CONGLOMERATES-(CONTINUED)

U.S. Industries, Inc.(a)                135,500  $    4,657,813
---------------------------------------------------------------
                                                     38,804,588
---------------------------------------------------------------

CONTAINERS-0.28%

First Brands Corp.                    1,000,000      28,375,000
---------------------------------------------------------------

COSMETICS & TOILETRIES-0.20%

Clorox Co.                              200,000      20,075,000
---------------------------------------------------------------

ELECTRIC POWER-4.92%

Allegheny Power System, Inc.          2,000,000      60,750,000
---------------------------------------------------------------
American Electric Power Co.           2,600,000     106,925,000
---------------------------------------------------------------
Baltimore Gas & Electric Co.            800,000      21,400,000
---------------------------------------------------------------
Consolidated Edison Co. of New
  York, Inc.                          1,400,000      40,950,000
---------------------------------------------------------------
DQE, Inc.                               500,000      14,500,000
---------------------------------------------------------------
Duke Power Co.                          500,000      23,125,000
---------------------------------------------------------------
Edison International                  1,737,100      34,524,863
---------------------------------------------------------------
Entergy Corp.                         1,000,000      27,750,000
---------------------------------------------------------------
FPL Group, Inc.                         500,000      23,000,000
---------------------------------------------------------------
Illinova Corp.                          875,300      24,070,750
---------------------------------------------------------------
Texas Utilities Co.                     600,000      24,450,000
---------------------------------------------------------------
Unicom Corp.                          3,296,800      89,425,700
---------------------------------------------------------------
                                                    490,871,313
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.57%

Merrill Lynch & Co., Inc.               700,000      57,050,000
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.36%

Federal Home Loan Mortgage Corp.        500,000      55,062,500
---------------------------------------------------------------
Federal National Mortgage
  Association                        10,000,000     372,500,000
---------------------------------------------------------------
Student Loan Marketing Association    1,147,300     106,842,313
---------------------------------------------------------------
                                                    534,404,813
---------------------------------------------------------------

FOOD/PROCESSING-2.82%

Archer-Daniels-Midland Co.            5,000,000     110,000,000
---------------------------------------------------------------
Flowers Industries, Inc.              1,400,000      30,100,000
---------------------------------------------------------------
Interstate Bakeries Corp.               800,000      39,300,000
---------------------------------------------------------------
Nabisco Holdings Corp.-Class A        1,279,500      49,740,563
---------------------------------------------------------------
Ralcorp Holdings, Inc.(a)             1,062,600      22,447,425
---------------------------------------------------------------
Ralston-Ralston Purina Group            400,000      29,350,000
---------------------------------------------------------------
                                                    280,937,988
---------------------------------------------------------------

FUNERAL SERVICES-0.89%

Service Corp. International           2,800,000      78,400,000
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A       300,000      10,200,000
---------------------------------------------------------------
                                                     88,600,000
---------------------------------------------------------------

GAS DISTRIBUTION-0.10%

KN Energy, Inc.                         256,800      10,079,400
---------------------------------------------------------------

HOME BUILDING-0.21%

Clayton Homes, Inc.                   1,548,300      20,902,050
---------------------------------------------------------------

HOTELS/MOTELS-0.09%

Choice Hotels International, Inc.(a)    500,000       8,812,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

INSURANCE (LIFE & HEALTH)-1.01%

Conseco Inc.                            383,900  $   24,473,625
---------------------------------------------------------------
Provident Companies, Inc.             1,000,000      48,375,000
---------------------------------------------------------------
Safeco Corp.                            700,000      27,606,250
---------------------------------------------------------------
                                                    100,454,875
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-6.90%

Allstate Corp.                        1,845,500     106,808,313
---------------------------------------------------------------
American International Group, Inc.    1,000,000     108,250,000
---------------------------------------------------------------
Chubb Corp.                             353,300      18,989,875
---------------------------------------------------------------
CIGNA Corp.                             700,000      95,637,500
---------------------------------------------------------------
CNA Financial Corp.(a)                  400,000      42,800,000
---------------------------------------------------------------
Exel Limited                          1,400,000      53,025,000
---------------------------------------------------------------
ITT Hartford Group, Inc.              1,200,000      81,000,000
---------------------------------------------------------------
MBIA, Inc.                              500,000      50,625,000
---------------------------------------------------------------
Progressive Corp.                       271,900      18,319,262
---------------------------------------------------------------
Transatlantic Holdings, Inc.            203,800      16,405,900
---------------------------------------------------------------
Travelers Group, Inc.                 2,133,333      96,799,985
---------------------------------------------------------------
                                                    688,660,835
---------------------------------------------------------------

LEISURE & RECREATION-0.98%

Callaway Golf Co.                     1,400,000      40,250,000
---------------------------------------------------------------
Carnival Corp.-Class A                1,740,200      57,426,600
---------------------------------------------------------------
                                                     97,676,600
---------------------------------------------------------------

MACHINERY (HEAVY)-0.16%

Case Corp.                              300,000      16,350,000
---------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.39%

Pentair, Inc.                         1,200,000      38,700,000
---------------------------------------------------------------

MEDICAL (DRUGS)-4.04%

American Home Products Corp.          1,000,000      58,625,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.              2,200,000     239,250,000
---------------------------------------------------------------
ICN Pharmaceuticals, Inc.             1,431,435      28,091,912
---------------------------------------------------------------
R.P. Scherer Corp.(a)                   500,000      25,125,000
---------------------------------------------------------------
Schering-Plough Corp.                   800,000      51,800,000
---------------------------------------------------------------
                                                    402,891,912
---------------------------------------------------------------

MEDICAL (INSTRUMENTS/PRODUCTS)-4.28%

Baxter International, Inc.            7,517,800     308,229,800
---------------------------------------------------------------
Boston Scientific Corp.(a)              600,000      36,000,000
---------------------------------------------------------------
Hillenbrand Industries, Inc.            800,000      29,000,000
---------------------------------------------------------------
St. Jude Medical, Inc.(a)               800,000      34,100,000
---------------------------------------------------------------
Sybron International Corp.(a)           600,000      19,800,000
---------------------------------------------------------------
                                                    427,129,800
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-6.24%

Columbia/HCA Healthcare Corp.         8,500,000     346,375,000
---------------------------------------------------------------
Health Care and Retirement Corp.(a)   1,200,000      34,350,000
---------------------------------------------------------------
Manor Care, Inc.                        500,000      13,500,000
---------------------------------------------------------------
MedPartners, Inc.(a)                  7,500,000     157,500,000
---------------------------------------------------------------
OrNda HealthCorp(a)                   1,800,000      52,650,000
---------------------------------------------------------------
Quorum Health Group, Inc.(a)            600,000      17,850,000
---------------------------------------------------------------
                                                    622,225,000
---------------------------------------------------------------

NATURAL GAS PIPELINE-1.31%

Columbia Gas System, Inc.               700,000  $   44,537,500
---------------------------------------------------------------
El Paso Natural Gas Co.               1,714,100      86,562,050
---------------------------------------------------------------
                                                    131,099,550
---------------------------------------------------------------

OFFICE PRODUCTS-0.35%

Reynolds & Reynolds Co.-Class A       1,339,200      34,819,200
---------------------------------------------------------------

OIL & GAS-2.67%

Halliburton Co.                         469,800      28,305,450
---------------------------------------------------------------
Mobil Corp.                             300,000      36,675,000
---------------------------------------------------------------
NorAm Energy Corp.                    1,000,000      15,375,000
---------------------------------------------------------------
Oryx Energy Co.(a)                    4,000,000      99,000,000
---------------------------------------------------------------
Pennzoil Co.                            700,000      39,550,000
---------------------------------------------------------------
Unocal Corp.                          1,185,300      48,152,812
---------------------------------------------------------------
                                                    267,058,262
---------------------------------------------------------------

OIL & GAS
  (REFINING/MARKETING)-0.48%

Tosco Corp.                             602,907      47,705,016
---------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-1.55%

Baker Hughes, Inc.                    1,800,000      62,100,000
---------------------------------------------------------------
BJ Services Co.(a)                      721,500      36,796,500
---------------------------------------------------------------
Noble Drilling Corp.(a)               1,000,000      19,875,000
---------------------------------------------------------------
Tidewater, Inc.                         800,000      36,200,000
---------------------------------------------------------------
                                                    154,971,500
---------------------------------------------------------------

PUBLISHING-0.48%

Gannett Company, Inc.                   340,000      25,457,500
---------------------------------------------------------------
Knight-Ridder, Inc.                     300,000      11,475,000
---------------------------------------------------------------
Scripps (E.W.) Co.-Class A              300,000      10,500,000
---------------------------------------------------------------
                                                     47,432,500
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.93%

American Stores Co.                     900,000      36,787,500
---------------------------------------------------------------
Safeway, Inc.(a)                      1,300,000      55,575,000
---------------------------------------------------------------
                                                     92,362,500
---------------------------------------------------------------

RETAIL (STORES)-0.05%

Meyer (Fred), Inc.(a)                   154,300       5,477,650
---------------------------------------------------------------

SHOES & RELATED APPAREL-0.26%

Nike, Inc.-Class B                      435,200      26,003,200
---------------------------------------------------------------

TELECOMMUNICATIONS-4.63%

Lucent Technologies, Inc.             1,022,400      47,286,000
---------------------------------------------------------------
MFS Communications Co., Inc.(a)       4,835,092     263,512,514
---------------------------------------------------------------
WorldCom, Inc.(a)                     5,778,300     150,596,944
---------------------------------------------------------------
                                                    461,395,458
---------------------------------------------------------------

TELEPHONE-3.41%

Ameritech Corp.                       3,194,600     193,672,625
---------------------------------------------------------------
BellSouth Corp.                       2,000,000      80,750,000
---------------------------------------------------------------
Cincinnati Bell, Inc.                   400,000      24,650,000
---------------------------------------------------------------
SBC Communications, Inc.                800,000      41,400,000
---------------------------------------------------------------
                                                    340,472,625
---------------------------------------------------------------

TOBACCO-4.31%

DIMON, Inc.                           1,100,000      25,437,500
---------------------------------------------------------------

                                                       MARKET
                                        SHARES         VALUE
TOBACCO-(CONTINUED)

Philip Morris Companies, Inc.         2,600,000  $  292,825,000
---------------------------------------------------------------
RJR Nabisco Holdings Corp.            3,283,800     111,649,200
---------------------------------------------------------------
                                                    429,911,700
---------------------------------------------------------------
    Total Domestic Common Stocks                  6,752,886,441
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.14%

ARGENTINA-0.38%

YPF Sociedad Anonima-ADR (Oil &
  Gas-Exploration & Production)       1,500,000      37,875,000
---------------------------------------------------------------

AUSTRALIA-0.49%

Westpac Banking Corp. Ltd.
  (Banking)                           8,649,037      49,222,721
---------------------------------------------------------------

BERMUDA-0.02%

PartnerRe Ltd.
  (Insurance-Multi-Line Property)        52,600       1,788,400
---------------------------------------------------------------

BRAZIL-0.15%

Telecomunicacoes Brasileiras S.A.
  Telebras-ADR
  (Telecommunications)                  200,000      15,300,000
---------------------------------------------------------------

CANADA-2.86%

Canadian National Railway Co.
  (Railroads)                         1,600,000      60,800,000
---------------------------------------------------------------
Canadian Pacific, Ltd.
  (Transportation)                    6,200,000     164,300,000
---------------------------------------------------------------
CanWest Global Communications
  Corp. (Advertising/Broadcasting)    1,800,000      18,450,000
---------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                  400,000      24,750,000
---------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Chemicals)                           200,000      17,000,000
---------------------------------------------------------------
                                                    285,300,000
---------------------------------------------------------------

DENMARK-0.58%

Danisco A.S. (Food/Processing)          460,000      27,955,456
---------------------------------------------------------------
Novo Nordisk A.S.-Class B
  (Medical-Drugs)                       160,500      30,242,921
---------------------------------------------------------------
                                                     58,198,377
---------------------------------------------------------------

FRANCE-0.98%

Rhone-Poulenc Rorer, Inc.-Class A
  (Medical-Drugs)                       517,900      17,657,610
---------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.
  (Medical-Drugs)                       954,900      74,601,563
---------------------------------------------------------------
Roussel Uclaf (Medical-Drugs)            16,900       4,973,750
---------------------------------------------------------------
                                                     97,232,923
---------------------------------------------------------------

GERMANY-0.44%

VEBA A.G. (Electric Power)              760,000      43,956,330
---------------------------------------------------------------

HONG KONG-1.15%

Cheung Kong Holdings Ltd. (Real
  Estate)                             3,421,000      30,408,397
---------------------------------------------------------------
Citic Pacific Ltd. (Banking)          5,000,000      29,025,794
---------------------------------------------------------------
First Pacific Co. Ltd.
  (Conglomerates)                     7,850,000      10,200,076
---------------------------------------------------------------
Hang Seng Bank Ltd. (Banking)         1,200,000      14,584,007
---------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real
  Estate)                             2,459,000      30,123,505
---------------------------------------------------------------
                                                    114,341,779
---------------------------------------------------------------

ITALY-1.60%

Edison S.p.A. (Electric Power)        3,000,000      18,911,667
---------------------------------------------------------------
Fila Holding S.p.A.-ADR
  (Retail-Stores)                       384,200      22,331,625
---------------------------------------------------------------
Istituto Mobiliare Italiano S.p.A.
  (Banking)                           3,263,500      27,837,633
---------------------------------------------------------------

ITALY-(CONTINUED)

Telecom Italia Mobile S.p.A.
  (Telecommunications)               14,500,000      36,751,813
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)               20,800,000  $   54,022,413
---------------------------------------------------------------
                                                    159,855,151
---------------------------------------------------------------

JAPAN-0.38%

Fuji Photo Film (Leisure &
  Recreation)                           750,000      24,738,796
---------------------------------------------------------------
Honda Motor Co.
  (Automobile-Manufacturers)            450,000      12,861,584
---------------------------------------------------------------
                                                     37,600,380
---------------------------------------------------------------

MALAYSIA-0.03%

Malayan Banking Berhad (Banking)        272,000       3,015,640
---------------------------------------------------------------

NETHERLANDS-1.02%

Royal Dutch Petroleum Co. (Oil &
  Gas-Services)                         200,000      34,150,000
---------------------------------------------------------------

VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                  3,000,000      62,728,062
---------------------------------------------------------------
Wolters Kluwer N.V. (Publishing)         40,000       5,317,116
---------------------------------------------------------------
                                                    102,195,178
---------------------------------------------------------------

NORWAY-0.16%

Storebrand A.S.A.
  (Insurance-Multi-Line
  Property)(a)                        2,854,250      16,390,752
---------------------------------------------------------------

PHILIPPINES-0.26%

C & P Homes, Inc. (Home Building)    10,050,000       5,158,745
---------------------------------------------------------------
Filinvest Land Inc. (Real
  Estate)(a)                         19,833,000       6,183,673
---------------------------------------------------------------
Metro Pacific Corp.
  (Conglomerates)                    58,708,000      14,509,582
---------------------------------------------------------------
                                                     25,852,000
---------------------------------------------------------------

SPAIN-1.75%

Banco Popular Espanol S.A.
  (Banking)                             200,000      39,283,651
---------------------------------------------------------------
Empresa Nacional de Electricidad,
  S.A. (Electric Power)               1,200,000      85,407,280
---------------------------------------------------------------
Iberdrola S.A. (Electric Power)       3,500,000      49,605,237
---------------------------------------------------------------
                                                    174,296,168
---------------------------------------------------------------

SWEDEN-1.21%

Hennes & Mauritz A.B.-Class B
  (Retail-Stores)                       300,000      41,525,535
---------------------------------------------------------------
Nordbanken A.B. (Banking)               262,250       7,940,678
---------------------------------------------------------------
Skandinaviska Enskilda
  Banken-Class A (Banking)            4,000,000      41,056,320
---------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR
  (Telecommunications)                1,000,000      30,187,500
---------------------------------------------------------------
                                                    120,710,033
---------------------------------------------------------------

SWITZERLAND-1.84%

Novartis A.G. (Medical-Drugs)(a)        159,990     183,238,453
---------------------------------------------------------------

THAILAND-0.18%

Krung Thai Bank PLC (Banking)         5,918,100      11,422,677
---------------------------------------------------------------
Thai Farmers Bank PLC (Banking)       1,046,600       6,529,517
---------------------------------------------------------------
Thai Farmers Bank PLC-Wts.,
  expiring 09/15/02 (Banking)(a)        137,500         130,015
---------------------------------------------------------------
                                                     18,082,209
---------------------------------------------------------------

UNITED KINGDOM-3.66%

Burton Group PLC (Retail-Stores)      1,800,000       4,810,690
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Granada Group PLC (Leisure &
  Recreation)                         4,000,000  $   59,139,970
---------------------------------------------------------------
Railtrack Group PLC (Railroads)       3,500,000      23,235,395
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Medical-Drugs)                     3,000,000     204,000,000
---------------------------------------------------------------
Standard Chartered PLC
  (Finance-Asset Management)          3,982,300      49,190,308
---------------------------------------------------------------
Unilever PLC (Consumer
  Non-Durables)                       1,000,000      24,267,603
---------------------------------------------------------------
                                                    364,643,966
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                            1,909,095,460
---------------------------------------------------------------

PREFERRED STOCKS-0.38%

INSURANCE (LIFE & HEALTH)-0.12%

Conseco Inc.-$4.278 Conv. PRIDES        105,000      11,943,750
---------------------------------------------------------------

TELECOMMUNICATIONS-0.26%

MFS Communications Co., Inc.-$2.68
  Conv. Pfd.                            283,100      25,832,875
---------------------------------------------------------------
    Total Preferred Stocks                           37,776,625
---------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT

CONVERTIBLE CORPORATE BONDS-0.26%

COMPUTER SOFTWARE/SERVICES-0.26%

First Financial Management Corp.,
  Conv. Deb., 5.00%, 12/15/99       $15,250,000      26,391,193
---------------------------------------------------------------

COMMERCIAL PAPER TRUST-1.50%

Citibank, N.A., 4.945%,
  12/26/97(b)                       150,000,000     150,000,000
---------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

MASTER NOTE AGREEMENTS-1.58%

Citicorp Securities, Inc.,
  5.875%(c), 01/27/97               $24,000,000  $   24,000,000
---------------------------------------------------------------
Goldman, Sachs & Co., 5.755%(d),
  04/23/97                           54,000,000      54,000,000
---------------------------------------------------------------
Morgan Stanley Group Inc.,
  5.725%(c), 05/28/97                80,000,000      80,000,000
---------------------------------------------------------------
    Total Master Note Agreements                    158,000,000
---------------------------------------------------------------

U.S. TREASURY SECURITIES-4.48%

U.S. TREASURY BILLS-4.48%(e)
  5.22%, 01/02/97                   347,825,000     347,775,998
---------------------------------------------------------------
  5.14%, 03/06/97                   100,000,000      99,151,000
---------------------------------------------------------------
    Total U.S. Treasury Securities                  446,926,998
---------------------------------------------------------------

REPURCHASE AGREEMENTS-4.78%(f)

HSBC Securities, Inc.,
  7.05%(g), 01/02/97                 19,021,553      19,021,553
---------------------------------------------------------------
Merrill Lynch & Co. Inc.,
  6.50%(h), 01/02/97                400,000,000     400,000,000
---------------------------------------------------------------
Merrill Lynch & Co. Inc.,
  7.05%(i), 01/02/97                 27,359,031      27,359,031
---------------------------------------------------------------
Morgan Stanley Group, Inc.,
  7.05%(j), 01/02/97                 30,000,000      30,000,000
---------------------------------------------------------------
    Total Repurchase Agreements                     476,380,584
---------------------------------------------------------------
TOTAL INVESTMENTS-99.81%                          9,957,457,301
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.19%                  18,537,009
---------------------------------------------------------------
NET ASSETS-100.00%                               $9,975,994,310
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Variable rate trust certificates representing an interest in a trust (comprised of eligible debt obligations) entitling the Fund to receive variable rate interest. The Fund has the right, upon seven calendar days' notice to the trustee, to put its certificates to the trust at par value plus accrued interest. Because variable rate trust certificates involve a trust and a third party put feature, they involve complexities and potential risks that may not be present where the debt obligation is owned directly. Rate shown is the rate in effect on December 31, 1996.
(c) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 3 business days' notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on December 31, 1996.
(d) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 7 business days' prior written notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on December 31, 1996.
(e) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 12/31/96 with a maturing value of $300,117,500. Collateralized by U.S. Government obligations, 0% to 8.00% due 07/16/97 to 11/01/35 with an aggregate market value at December 31, 1996 of $306,000,188.
(h) Repurchase agreement entered into 12/31/96 with a maturing value of $400,144,444. Collateralized by U.S. Government obligations, 6.00% to 12.00% due 03/01/01 to 11/01/26 with an aggregate market value at December 31, 1996 of $408,003,538.
(i) Joint repurchase agreement entered into 12/31/96 with a maturing value of $200,078,333. Collateralized by U.S. Government obligations, 0% to 15.50% due 03/01/97 to 12/01/26 with an aggregate market value at December 31, 1996 of $204,003,804.
(j) Joint repurchase agreement entered into 12/31/96 with a maturing value of $300,117,500. Collateralized by U.S. Government obligations, 6.50% to
    12.00% due 10/15/10 to 12/20/26 with an aggregate market value at December 31, 1996 of $307,371,109.

Abbreviations:

ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debentures
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Wts.   - Warrants

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS:

Investments, at market value (cost
  $8,588,978,881)                          $ 9,957,457,301
----------------------------------------------------------
Foreign currencies, at value (cost
  $83,365,445)                                  82,577,413
----------------------------------------------------------
Receivables for:
  Investments sold                              34,148,878
----------------------------------------------------------
  Fund shares sold                              21,265,654
----------------------------------------------------------
  Dividends and interest                        19,239,351
----------------------------------------------------------
Investment for deferred compensation plan           57,673
----------------------------------------------------------
Other assets                                       166,862
----------------------------------------------------------
    Total assets                            10,114,913,132
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         44,248,364
----------------------------------------------------------
  Fund shares reacquired                        40,121,185
----------------------------------------------------------
  Options written                               36,831,463
----------------------------------------------------------
  Deferred compensation plan                        57,673
----------------------------------------------------------
Accrued advisory fees                            5,076,114
----------------------------------------------------------
Accrued administrative service fees                 18,619
----------------------------------------------------------
Accrued distribution fees                        8,170,140
----------------------------------------------------------
Accrued transfer agent fees                      2,510,426
----------------------------------------------------------
Accrued trustees' fees                              17,930
----------------------------------------------------------
Accrued operating expenses                       1,866,908
----------------------------------------------------------
    Total liabilities                          138,918,822
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $ 9,975,994,310
==========================================================

NET ASSETS:

Class A                                    $ 5,100,060,952
==========================================================
Class B                                    $ 4,875,933,358
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        174,979,851
==========================================================
Class B                                        168,596,396
==========================================================

Class A:
  Net asset value and redemption price
    per share                              $         29.15
==========================================================
  Offering price per share:
    (Net asset value of $29.15
    divided by 94.50%)                     $         30.85
==========================================================
Class B:
  Net asset value and offering price per
    share                                  $         28.92
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1996

INVESTMENT INCOME:

Dividends (net of $3,459,015 foreign
  withholding tax)                          $  140,639,640
----------------------------------------------------------
Interest                                        87,267,409
----------------------------------------------------------
    Total investment income                    227,907,049
----------------------------------------------------------

EXPENSES:

Advisory fees                                   51,821,484
----------------------------------------------------------
Custodian fees                                   1,348,989
----------------------------------------------------------
Distribution fees -- Class A                    10,740,282
----------------------------------------------------------
Distribution fees -- Class B                    39,533,247
----------------------------------------------------------
Administrative service fees                        196,586
----------------------------------------------------------
Trustees' fees                                      58,939
----------------------------------------------------------
Transfer agent fees -- Class A                   7,667,173
----------------------------------------------------------
Transfer agent fees -- Class B                  10,273,753
----------------------------------------------------------
Other                                            4,429,849
----------------------------------------------------------
    Total expenses                             126,070,302
----------------------------------------------------------
Less: Fees waived by advisor                    (1,562,359)
----------------------------------------------------------
    Expenses paid indirectly                      (136,415)
----------------------------------------------------------
    Net expenses                               124,371,528
----------------------------------------------------------
Net investment income                          103,535,521
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTIONS
  TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                        335,204,694
----------------------------------------------------------
  Foreign currencies                            (1,465,209)
----------------------------------------------------------
  Futures contracts                             35,626,021
----------------------------------------------------------
  Options contracts                              9,794,340
----------------------------------------------------------
                                               379,159,846
----------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                        705,017,998
----------------------------------------------------------
  Foreign currencies                            (1,035,558)
----------------------------------------------------------
  Futures contracts                            (11,292,015)
----------------------------------------------------------
  Options contracts                             (4,770,527)
----------------------------------------------------------
                                               687,919,898
----------------------------------------------------------
Net gain from investment securities,
  foreign currencies, futures and options
  transactions                               1,067,079,744
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $1,170,615,265
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1996 and 1995

                                                                   1996                1995
OPERATIONS:
  Net investment income                                       $  103,535,521      $   16,293,031
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and options transactions                 379,159,846         412,157,661
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies,
    futures and options contracts                                687,919,898         561,870,244
------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       1,170,615,265         990,320,936
------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (68,036,562)        (10,460,381)
------------------------------------------------------------------------------------------------
  Class B                                                        (33,169,539)                 --
------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (182,879,810)       (183,638,497)
------------------------------------------------------------------------------------------------
  Class B                                                       (175,428,877)       (154,081,759)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      1,320,636,081       1,629,870,392
------------------------------------------------------------------------------------------------
  Class B                                                      1,674,774,506       1,958,628,734
------------------------------------------------------------------------------------------------
    Net increase in net assets                                 3,706,511,064       4,230,639,425
------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          6,269,483,246       2,038,843,821
------------------------------------------------------------------------------------------------
  End of period                                               $9,975,994,310      $6,269,483,246
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $8,530,223,852      $5,534,813,265
------------------------------------------------------------------------------------------------
  Undistributed net investment income                              6,940,026           6,075,815
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign
    currencies, futures and options transactions                  76,188,601          53,872,233
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and options contracts                  1,362,641,831         674,721,933
------------------------------------------------------------------------------------------------
                                                              $9,975,994,310      $6,269,483,246
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1996, $1,465,209 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the value of the Fund's portfolio being hedged.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the

   Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver of fees is entirely voluntary and the Board of Trustees would be advised of any decision by AIM to discontinue the waiver. During the year ended December 31, 1996, AIM voluntarily waived advisory fees in the amount of $1,562,359.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1996, AIM was reimbursed $196,586 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended December 31, 1996, AFS was paid $9,776,850 for such services.
  The Fund received reductions in transfer agency fees payable to AFS of $126,199 from dividends received on balances in cash management accounts. In addition, pricing service expenses in the amount of $10,216 were paid through directed brokerage commissions paid by the Fund. The above arrangements resulted in a reduction of the Fund's total expenses of $136,415 during the year ended December 31, 1996.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended December 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $10,740,282 and $39,533,247, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $7,792,991 from sales of the Class A shares of the Fund during the year ended December 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1996, AIM Distributors received $1,988,299 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1996, the Fund paid legal fees of $18,622 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $56,800,000. During the year ended December 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% of the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1996 was $11,872,784,862 and $8,787,111,126, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1996 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,466,690,588
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (105,343,330)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,361,347,258
==========================================================
Cost of investments for tax purposes is $8,596,110,043.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1996 and 1995 were as follows:

                                   1996                           1995
                       ----------------------------   ----------------------------
                         SHARES          VALUE          SHARES          VALUE
                       -----------   --------------   -----------   --------------
Sold:
 Class A                83,369,308   $2,309,759,146    79,351,992   $2,054,533,413
---------------------  ----------------------------   ----------------------------
 Class B                73,576,913    2,011,544,498    75,466,438    1,966,370,940
---------------------  ----------------------------   ----------------------------
Issued as
 reinvestment of
 dividends:
 Class A                 8,503,122      239,780,446     6,956,211      184,199,771
---------------------  ----------------------------   ----------------------------
 Class B                 7,058,251      197,560,616     5,526,910      145,522,539
---------------------  ----------------------------   ----------------------------
Reacquired:
 Class A               (44,030,263)  (1,228,903,511)  (23,428,920)    (608,862,792)
---------------------  ----------------------------   ----------------------------
 Class B               (19,368,345)    (534,330,608)   (5,847,788)    (153,264,745)
---------------------  ----------------------------   ----------------------------
                       109,108,986   $2,995,410,587   138,024,843   $3,588,499,126
                       ============================   ============================

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1996 are summarized as follows:

                                                                   OPTION CONTRACTS
                                                              --------------------------
                                                                NUMBER
                                                                  OF          PREMIUMS
                                                              CONTRACTS       RECEIVED
                                                              ---------       --------
Beginning of period                                              4,000      $  1,731,692
----------------------------------------------------------------------------------------
Written                                                        244,171        78,737,578
----------------------------------------------------------------------------------------
Closed                                                         (42,715)      (16,676,651)
----------------------------------------------------------------------------------------
Exercised                                                      (64,525)       (7,877,711)
----------------------------------------------------------------------------------------
Expired                                                        (40,808)      (23,997,281)
----------------------------------------------------------------------------------------
End of period                                                  100,123      $ 31,917,627
========================================================================================

Open call option contracts written at December 31, 1996 were as follows:

                                                                        NUMBER                     DECEMBER 31,      UNREALIZED
                                                 CONTRACT    STRIKE       OF          PREMIUM          1996         APPRECIATION
                     ISSUE                        MONTH      PRICE     CONTRACTS     RECEIVED      MARKET VALUE    (DEPRECIATION)
                     -----                       --------    ------    ---------    -----------    ------------    --------------
Boston Scientific Corp.                           Jan.          50         3,000    $ 1,040,965    $ 3,093,750      $(2,052,785)
Case Corp.                                        Jul.          55         3,000      1,513,689      1,293,750          219,939
Clorox Co.                                        Jan.          95         2,000      1,122,962      1,150,000          (27,038)
Comverse Technology, Inc.                         Jan.          40         2,000        901,970        225,000          676,970
Fila Holding S.p.a. - ADR                         Jan.          75         3,130      2,180,021         39,125        2,140,896
Informix Corp.                                    Jan.          20        10,000      1,594,946      1,343,750          251,196
Lucent Technologies, Inc.                         Jan           40         6,000      2,015,932      3,900,000       (1,884,068)
Lucent Technologies, Inc.                         Jan.          45         3,995      1,498,075        848,938          649,137
MedPartners, Inc.                                 Mar.        22.5        15,000      4,025,427      1,312,500        2,712,927
Merrill Lynch & Co., Inc.                         Jan.          75         3,000      1,303,816      2,100,000         (796,184)
Mobil Corp.                                       Jan.         115         3,000      2,049,231      2,306,250         (257,019)
Nike, Inc. - Class B                              Jan.          60         4,000      1,091,963        750,000          341,963
Northern Telecom Ltd.                             Jan.          60         2,000        716,976        637,500           79,476
PepsiCo, Inc.                                     Jan.          30        10,000      3,308,743        468,750        2,839,993
Travelers Group, Inc.                             Mar.       33.75         8,000      3,079,097     10,000,000       (6,920,903)
United Technologies Corp.                         Jan.          65           998        321,216        174,650          146,566
United Technologies Corp.                         Jan.        67.5         1,000        220,732         62,500          158,232
WorldCom, Inc.                                    Jan.        22.5        20,000      3,931,866      7,125,000       (3,193,134)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         100,123    $31,917,627    $36,831,463      $(4,913,836)
=================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1996 and for a Class B share outstanding during each of the years in the three-year period ended December 31, 1996 and the period October 18, 1993 (date sales commenced) through December 31, 1993.

                                          1996              1995            1994          1993        1992(a)       1991
                                      ------------      ------------    ------------    ---------    ---------    ---------
CLASS A:
Net asset value, beginning of
 period                               $      26.81      $      21.14    $      20.82    $   18.24    $   17.55    $   13.75
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
Income from investment operations:
 Net investment income                        0.43(b)           0.14            0.16         0.04         0.12         0.13
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
 Net gains on securities (both
   realized and unrealized)                   3.42              7.21            0.52         3.34         2.68         5.73
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
   Total from investment
     operations                               3.85              7.35            0.68         3.38         2.80         5.86
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
Less distributions:
 Dividends from net investment
   income                                    (0.41)            (0.09)          (0.16)       (0.03)       (0.12)       (0.14)
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
 Distributions from net realized
   capital gains                             (1.10)            (1.59)          (0.20)       (0.77)       (1.99)       (1.92)
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
   Total distributions                       (1.51)            (1.68)          (0.36)       (0.80)       (2.11)       (2.06)
----------------------------------    ------------      ------------    ------------    ---------    ---------    ---------
Net asset value, end of period        $      29.15      $      26.81    $      21.14    $   20.82    $   18.24    $   17.55
==================================    ============      ============    ============    =========    =========    =========
Total return(c)                             14.52%            34.85%           3.28%       18.71%       16.39%       43.45%
==================================    ============      ============    ============    =========    =========    =========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                               $5,100,061      $  3,408,952    $  1,358,725     $765,305     $239,663     $152,149
==================================    ============      ============    ============    =========    =========    =========
Ratio of expenses to average net
 assets(d)                                   1.11%(e)(f)       1.12%           0.98%        1.09%        1.16%        1.22%
==================================    ============      ============    ============    =========    =========    =========
Ratio of net investment income to
 average net assets(g)                       1.65%(e)          0.74%           0.92%        0.30%        0.75%        0.89%
==================================    ============      ============    ============    =========    =========    =========
Portfolio turnover rate                       126%              151%            127%         177%         170%         135%
==================================    ============      ============    ============    =========    =========    =========
Average broker commission rate(h)     $     0.0436               N/A             N/A          N/A          N/A          N/A
==================================    ============      ============    ============    =========    =========    =========

                                      1990        1989        1988       1987
                                    --------    --------    --------   --------
CLASS A:
Net asset value, beginning of
 period                             $  14.53    $  12.79    $  11.47   $  12.26
----------------------------------  --------    --------    --------   --------
Income from investment operations:
 Net investment income                  0.26        0.40        0.26       0.25
----------------------------------  --------    --------    --------   --------
 Net gains on securities (both
   realized and unrealized)             0.01        3.58        2.07       0.53
----------------------------------  --------    --------    --------   --------
   Total from investment
     operations                         0.27        3.98        2.33       0.78
----------------------------------  --------    --------    --------   --------
Less distributions:
 Dividends from net investment
   income                              (0.26)      (0.43)      (0.26)     (0.39)
----------------------------------  --------    --------    --------   --------
 Distributions from net realized
   capital gains                       (0.79)      (1.81)      (0.75)     (1.18)
----------------------------------  --------    --------    --------   --------
   Total distributions                 (1.05)      (2.24)      (1.01)     (1.57)
----------------------------------  --------    --------    --------   --------
Net asset value, end of period      $  13.75    $  14.53    $  12.79   $  11.47
==================================  ========    ========    ========   ========
Total return(c)                        1.88%      31.54%      20.61%      5.96%
==================================  ========    ========    ========   ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $86,565     $76,444     $60,076    $55,527
==================================  ========    ========    ========   ========
Ratio of expenses to average net
 assets(d)                             1.21%       1.00%       1.00%      1.00%
==================================  ========    ========    ========   ========
Ratio of net investment income to
 average net assets(g)                 1.87%       2.65%       1.98%      1.91%
==================================  ========    ========    ========   ========
Portfolio turnover rate                 131%        152%        124%       219%
==================================  ========    ========    ========   ========
Average broker commission rate(h)        N/A         N/A         N/A        N/A
==================================  ========    ========    ========   ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Calculated using average shares outstanding.
(c) Total returns do not deduct sales charges.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.13%, 1.13%, 1.23%, 1.09% and 1.08% for 1996, 1995 and 1990-88,
    respectively.
(e) Ratios are based on average net assets of $4,296,112,779.
(f) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(g) Ratios of net investment income to average net assets prior to reduction of advisory fees were 1.63%, 0.73%, 1.85%, 2.56% and 1.90% for 1996, 1995 and
    1990-88, respectively.
(h) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

                                                                  1996               1995           1994          1993
                                                              ------------       ------------     ---------     --------
CLASS B:
Net asset value, beginning of period                          $      26.65       $      21.13     $   20.82     $  21.80
------------------------------------------------------------  ------------       ------------     ---------     --------
Income from investment operations:
 Net investment income (loss)                                         0.20(a)           (0.01)           --         0.02
------------------------------------------------------------  ------------       ------------     ---------     --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                        3.38               7.12          0.51        (0.21)
------------------------------------------------------------  ------------       ------------     ---------     --------
     Total from investment operations                                 3.58               7.11          0.51        (0.19)
------------------------------------------------------------  ------------       ------------     ---------     --------
Less distributions:
 Dividends from net investment income                                (0.21)                --            --        (0.02)
------------------------------------------------------------  ------------       ------------     ---------     --------
 Distributions from net realized capital gains                       (1.10)             (1.59)        (0.20)       (0.77)
------------------------------------------------------------  ------------       ------------     ---------     --------
     Total distributions                                             (1.31)             (1.59)        (0.20)       (0.79)
------------------------------------------------------------  ------------       ------------     ---------     --------
Net asset value, end of period                                $      28.92       $      26.65     $   21.13     $  20.82
============================================================  ============       ============     =========     ========
Total return(b)                                                     13.57%             33.73%         2.46%      (0.74)%
============================================================  ============       ============     =========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  4,875,933       $  2,860,531     $ 680,119     $ 63,215
============================================================  ============       ============     =========     ========
Ratio of expenses to average net assets(c)                           1.94%(d)(e)        1.94%         1.90%        1.85%(f)
============================================================  ============       ============     =========     ========
Ratio of net investment income (loss) to average net
 assets(c)                                                           0.82%(d)         (0.08)%         0.00%      (0.46)%(f)
============================================================  ============       ============     =========     ========
Portfolio turnover rate                                               126%               151%          127%         177%
============================================================  ============       ============     =========     ========
Average broker commission rate(g)                             $     0.0436                N/A           N/A          N/A
============================================================  ============       ============     =========     ========

(a) Calculated using average shares outstanding.
(b) Total returns do not deduct contingent deferred sales charges and for periods less than one year are not annualized.
(c) The ratios of expenses to average net assets prior to waiver of advisory fees were 1.96% and 1.96% for 1996 and 1995, respectively. The ratio of net investment income (loss) to average net assets prior to waiver of advisory fees were 0.81% and (0.09)% for 1996 and 1995, respectively.
(d) Ratios are based on average net assets of $3,953,324,717.
(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f)  Annualized.
(g) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO plc announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO plc. AIM Management is the parent company of the Fund's advisor. The merger is expected to take place during the first quarter of 1997.

                                                                     APPENDIX II

July 31, 1997

Dear INVESCO Advisor Fund Shareholder:

  So far, 1997 has been an exceptional year for the stock market. The S&P posted a 17.5% return in the second quarter alone, its fourth best quarter out of the last 25 years. Many of you heard Federal Reserve Chairman Greenspan ex-press concern near the end of last year that the market was experiencing "irra-tional exuberance." Interestingly, his comment came with the market some 1,600 points below current levels.
  We are pleased to report the Advisor Funds turned in yet another period of outstanding performance through the six-month period ended June 1997. The total return reported below is for Class C Shares. Class A performance is available in the FINANCIAL HIGHLIGHTS section beginning on page 27 in this report.
  The EQUITY FUND, our core, value-driven portfolio, returned 18.3% for the first half of 1997. Our discipline evaluates each company's historical profit-ability relative to its current price. With its bias towards larger, high qual-ity companies, the portfolio is built to perform well in all kinds of markets.
  While the international markets have not kept pace with the spectacular rise in U.S. stocks, the INTERNATIONAL VALUE FUND continues to outpace the EAFE (Eu-rope, Australia, Far East) Index with a 14.6% return through June 30th. While our emphasis is on stock selection as opposed to country selection, the fund is well diversified by country and industry sector for risk control.
  The FLEX FUND'S performance is impacted by its asset allocation (percentage of stocks versus bonds) and the returns of its stocks and bonds. During the first half of 1997 the fund benefited from an overweighing in stocks of 66% and an underweighting in bonds of 34%, leading to a double digit return of 13.2%. With its mixture of stocks and bonds, the Flex Fund is well positioned to par-ticipate in up markets while protecting value in down ones.
  The second quarter presented tremendous opportunity for multi-asset funds such as MULTIFLEX. In contrast to previous months when large capitalization stocks were the only stars, the market was more balanced from April to June as small capitalization stocks, international stocks and real estate securities all participated in the rally. This more representative market bodes well for MultiFlex, which benefits as different equity and fixed income sectors rotate in and out of favor. Year-to-date, the MultiFlex Fund has returned 10.9% with four of five components outperforming their benchmarks, leaving it well ahead of its 20/20/20/ 20/20 benchmark.
  After providing +35% gains in 1996, real estate securities have achieved more sustainable returns in 1997. The REAL ESTATE FUND was up 4.4% for the first six months of the year. The fund maintains a broadly diversified portfolio with participation in all the major property sectors, with the heaviest concentra-tions in Hotel, Office and Retail. The REIT holdings in the portfolio have a larger than average capitalization and a higher level of retained earnings. We believe their characteristics offer the fund a superior measure of liquidity and dividend safety.
  The bond market has not produced the outstanding returns as seen in the stock market thus far in 1997. For the six-month period, the INCOME FUND was up 2.1%. The fund's maturity strategy remains slightly defensive with an average matu-rity of 6.2 years, shorter than the Government/Corporate Bond Index. Relative to the index, the fund is overweighted in Treasuries and Mortgages and under-weighted in Corporates.
  As you know, effective August 4, 1997, the INVESCO Advisor Funds become the AIM Advisor Funds. While the name is different, I can assure you that there will be no change in the way these portfolios are managed. INVESCO will con-tinue to manage the funds and provide the same risk-averse disciplines utilized since their inception. Our new partners at AIM look forward to offering you new and expanded investment options and services. We greatly appreciate your con-tinued confidence in our company, and welcome the opportunity to serve you in the future.

Sincerely,

/s/ Hubert L. Harris, Jr.

Hubert L. Harris, Jr.
Chairman

INVESCO Advisor Funds, Inc.
STATEMENT OF INVESTMENT SECURITIES
June 30, 1997
(unaudited)

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND
COMMON STOCKS 66.44%
BASIC MATERIALS 1.90%
Dow Chemical Co. ........................................   75,000  $  6,534,375
Westvaco Corp. ..........................................  135,000     4,244,062
                                                                    ------------
                                                                      10,778,437
                                                                    ------------
CAPITAL GOODS 6.36%
Boeing Co. ..............................................  100,000     5,306,250
COMPAQ Computer Corp.* ..................................   80,000     7,940,000
General Electric Co. ....................................  120,000     7,845,000
Lockheed Martin Corp. ...................................   70,000     7,249,375
Snap-On, Inc. ...........................................   60,000     2,362,500
Whirlpool Corp. .........................................  100,000     5,456,250
                                                                    ------------
                                                                      36,159,375
                                                                    ------------
CONSUMER CYCLICAL 8.77%
Deluxe Corp. ............................................  150,000     5,118,750
Ford Motor Co. ..........................................  175,000     6,606,250
Gannett Co., Inc. .......................................   50,000     4,937,500
K Mart Corp.* ...........................................  250,000     3,062,500
Liz Claiborne, Inc. .....................................  100,000     4,662,500
McDonald's Corp. ........................................  110,000     5,314,375
Penney (J.C.) Co., Inc. .................................  100,000     5,218,750
Reebok International, Ltd. ..............................   75,000     3,506,250
Rite Aid Corp. ..........................................   75,000     3,740,625
V.F. Corp. ..............................................   90,000     7,661,250
                                                                    ------------
                                                                      49,828,750
                                                                    ------------
CONSUMER STAPLES 15.87%
Abbott Laboratories .....................................  100,000     6,675,000
American Home Products Corp. ............................  100,000     7,650,000
Anheuser-Busch Cos., Inc. ...............................  150,000     6,290,625
Archer-Daniels-Midland Co. ..............................  300,000     7,050,000
Columbia/HCA Healthcare Corp. ...........................  125,000     4,914,063
Fleming Cos., Inc. ......................................  100,000     1,800,000
Gallaher Group PLC, ADR* ................................  110,000     2,028,125
Genuine Parts Co. .......................................  187,500     6,351,562
Heinz (H.J.) Co. ........................................  125,000     5,765,625
Lilly (Eli) & Co. .......................................   75,000     8,198,438
Mylan Laboratories, Inc. ................................  350,000     5,162,500
Philip Morris Cos., Inc. ................................  180,000     7,987,500
Schering-Plough Corp. ...................................  160,000     7,660,000

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
Supervalu, Inc. .........................................  150,000  $  5,175,000
Unilever N.V., PLC ......................................   35,000     7,492,188
                                                                    ------------
                                                                      90,200,626
                                                                    ------------
DIVERSIFIED 5.24%
Fortune Brands, Inc. ....................................  110,000     4,104,375
Hanson PLC, ADR .........................................   43,750     1,093,750
Minnesota Mining & Manufacturing Co. ....................   70,000     7,140,000
National Service Industries, Inc. .......................  100,000     4,868,750
Phelps Dodge Corp. ......................................   70,000     5,963,125
Textron, Inc. ...........................................  100,000     6,637,500
                                                                    ------------
                                                                      29,807,500
                                                                    ------------
ENERGY 5.20%
Amoco Corp. .............................................   50,000     4,346,875
Energy Group PLC, ADR ...................................   43,750     1,853,906
Exxon Corp. .............................................  100,000     6,150,000
Repsol SA, ADR ..........................................  200,000     8,487,500
Royal Dutch Petroleum Co. ...............................  160,000     8,700,000
                                                                    ------------
                                                                      29,538,281
                                                                    ------------
FINANCE 12.21%
American General Corp. ..................................  110,000     5,252,500
Dun & Bradstreet Corp. ..................................  200,000     5,250,000
First Chicago NBD Corp. .................................  150,000     9,075,000
First of America Bank Corp. .............................  135,000     6,176,250
First Union Corp. .......................................   30,000     2,775,000
Marsh & McLennan Cos., Inc. .............................  100,000     7,137,500
Morgan Stanley, Dean Witter,
 Discover & Co...........................................  181,500     7,815,844
NationsBank Corp. .......................................  100,000     6,450,000
Ohio Casualty Corp. .....................................  150,000     6,600,000
SAFECO Corp. ............................................  150,000     7,003,125
Wachovia Corp. ..........................................  100,000     5,831,250
                                                                    ------------
                                                                      69,366,469
                                                                    ------------
TECHNOLOGY 3.55%
Computer Associates International, Inc. .................  100,000     5,568,750
Hewlett-Packard Co. .....................................  100,000     5,600,000
International Business Machines Corp. ...................  100,000     9,018,750
                                                                    ------------
                                                                      20,187,500
                                                                    ------------
TRANSPORTATION & SERVICES 1.80%
Browning-Ferris Industries, Inc. ........................  150,000     4,987,500
Illinois Central Corp. ..................................  150,000     5,240,625
                                                                    ------------
                                                                      10,228,125
                                                                    ------------
UTILITIES 5.54%
Edison International Corp. ..............................  250,000     6,218,750
GPU Corp. ...............................................  175,000     6,278,125
NYNEX Corp. .............................................  115,000     6,626,875

- ---------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                 Amount      Value
- ---------------------------------------------------------------------------------
INVESCO ADVISOR FLEX FUND (CONTINUED)
Telefonica de Espana, ADR ...............................     60,000 $  5,175,000
Telefonos de Mexico SA, "L", ADR ........................    150,000    7,162,500
                                                                     ------------
                                                                       31,461,250
                                                                     ------------
TOTAL COMMON STOCKS
 (Cost $220,139,805) ....................................             377,556,313
                                                                     ------------
FIXED INCOME SECURITIES 28.71%
U.S. GOVERNMENT OBLIGATIONS 21.34%
U.S. TREASURY NOTES
 6.125%, 03/31/1998 ..................................... 10,000,000   10,031,250
 7.125%, 10/15/1998 ..................................... 10,000,000   10,146,880
 8.875%, 02/15/1999 ..................................... 11,250,000   11,738,678
 6.750%, 06/30/1999 .....................................  5,000,000    5,060,940
 6.375%, 07/15/1999 ..................................... 10,000,000   10,056,250
 8.750%, 08/15/2000 .....................................  9,000,000    9,624,375
 7.875%, 08/15/2001 .....................................  7,000,000    7,380,625
 7.500%, 05/15/2002 .....................................  4,500,000    4,708,125
 6.250%, 02/15/2003 .....................................  5,000,000    4,960,940
 7.250%, 05/15/2004 ..................................... 10,000,000   10,421,880
 6.500%, 08/15/2005 .....................................  7,000,000    6,982,500
 9.375%, 02/15/2006 .....................................  8,000,000    9,482,504
 9.250%, 02/15/2016 .....................................  9,000,000   11,261,250
 7.250%, 08/15/2022 .....................................  9,000,000    9,390,942
                                                                     ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $120,242,101).....................................             121,247,139
                                                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 4.67%
FEDERAL HOME LOAN MORTGAGE CORP. GOLD
 6.500%, 07/01/2001, Pool #G50362 .......................  3,715,458    3,694,559
 8.000%, 10/01/2010, Pool #G10518 .......................  2,650,238    2,723,949
                                                                     ------------
                                                                        6,418,508
                                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSN.
 8.500%, 03/01/2010, Pool #313136 .......................  2,645,598    2,735,715
 6.500%, 06/01/2011, Pool #250579 .......................  2,791,609    2,734,032
 6.500%, 05/01/2026, Pool #313097 .......................  4,809,765    4,600,853
 7.500%, 11/01/2026, Pool #250736 .......................  2,936,806    2,943,237
                                                                     ------------
                                                                       13,013,837
                                                                     ------------
GOVERNMENT NATIONAL MORTGAGE ASSN.
 6.500%, 10/15/2008, Pool #354668 .......................  1,311,297    1,290,808
 7.000%, 10/15/2008, Pool #372807 .......................  1,223,564    1,225,094
 6.000%, 11/15/2008, Pool #365945 .......................  1,389,479    1,341,715
 7.500%, 03/15/2026, Pool #417287 .......................  3,215,112    3,223,160
                                                                     ------------
                                                                        7,080,777
                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $26,621,569)......................................              26,513,122
                                                                     ------------

- --------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
CORPORATE BONDS 2.70%
FINANCE 0.95%
Commercial Credit Corp.,
 5.550%, 02/15/2001 ....................................  3,000,000 $  2,888,808
National City Corp., 7.200%, 05/15/2005.................  1,000,000    1,008,956
NationsBank Corp., 5.375%, 04/15/2000...................  1,550,000    1,504,687
                                                                    ------------
                                                                       5,402,451
                                                                    ------------
INDUSTRIAL 1.23%
ConAgra, Inc., 9.750%, 11/01/1997 ......................  1,000,000    1,012,080
Ford Motor Co., 7.500%, 11/15/1999 .....................    750,000      766,273
Rockwell International, Inc.,
 6.625%, 06/01/2005 ....................................  1,500,000    1,476,513
Sherwin Williams, 6.500%, 02/01/2002 ...................  3,000,000    2,978,943
Wal-Mart Stores, Inc.,
 5.500%, 03/01/1998 ....................................    750,000      747,734
                                                                    ------------
                                                                       6,981,543
                                                                    ------------
UTILITIES 0.52%
Pennsylvania Power & Light Co.,
 6.875%, 02/01/2003 ....................................  1,000,000      995,118
Pennsylvania Power & Light Co.,
 6.550%, 03/01/2006 ....................................  1,900,000    1,826,022
Union Electric Co.,
 6.750%, 10/15/1999 ....................................    150,000      150,952
                                                                    ------------
                                                                       2,972,092
                                                                    ------------
TOTAL CORPORATE BONDS
 (Cost $15,662,444).....................................              15,356,086
                                                                    ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $162,526,114)....................................             163,116,347
                                                                    ------------
SHORT TERM INVESTMENTS 4.85%
COMMERCIAL PAPER 1.76%
Greenwich Funding Corp.
 5.550%, 07/10/1997 ....................................  5,000,000    4,993,062
Greenwich Funding Corp.
 5.550%, 07/11/1997 ....................................  5,000,000    4,992,292
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $9,985,354)......................................               9,985,354
                                                                    ------------
OTHER SECURITIES 3.09%
UMB Bank, N.A., Money Market Fiduciary+, 4.290% ........ 17,573,482   17,573,482
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $27,558,836) ....................................              27,558,836
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $410,224,755#) ........................            $568,231,496
                                                                    ============

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
- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR EQUITY FUND
COMMON STOCKS 95.31%
BASIC MATERIALS 2.47%
Dow Chemical Co. ........................................   17,000  $  1,481,125
Great Lakes Chemical Corp. ..............................   20,000     1,047,500
Westvaco Corp. ..........................................   45,000     1,414,687
                                                                    ------------
                                                                       3,943,312
                                                                    ------------
CAPITAL GOODS 7.79%
Boeing Co. ..............................................   29,000     1,538,812
Dover Corp. .............................................   24,000     1,476,000
Lockheed Martin Corp. ...................................   35,860     3,713,751
Pitney Bowes, Inc. ......................................   20,700     1,474,875
Raytheon Co. ............................................   39,400     2,009,400
Unifi, Inc. .............................................   60,000     2,242,500
                                                                    ------------
                                                                      12,455,338
                                                                    ------------
CONSUMER CYCLICAL 9.69%
Cooper Tire & Rubber Co. ................................   62,000     1,364,000
Disney (Walt) Co. .......................................   14,000     1,123,500
Gap, Inc. ...............................................   50,000     1,943,750
Mattel, Inc. ............................................   60,000     2,032,500
Maytag Corp. ............................................  106,900     2,792,762
McDonald's Corp. ........................................   27,600     1,333,425
Penney (J.C.) Co., Inc. .................................   40,000     2,087,500
Russell Corp. ...........................................   56,000     1,659,000
Shaw Industries, Inc. ...................................  109,000     1,158,125
                                                                    ------------
                                                                      15,494,562
                                                                    ------------
CONSUMER STAPLES 22.39%
Abbott Laboratories .....................................   41,600     2,776,800
American Home Products Corp. ............................   42,000     3,213,000
Archer-Daniels-Midland Co. ..............................   85,000     1,997,500
Columbia/HCA Healthcare Corp. ...........................   70,200     2,759,738
Gallaher Group PLC, ADR* ................................   50,000       921,875
Heinz (H.J.) Co. ........................................   58,350     2,691,394
Kimberly-Clark Corp. ....................................   40,000     1,990,000
Lilly (Eli) & Co. .......................................   24,200     2,645,363
Merck & Co., Inc. .......................................   30,900     3,198,150
Mylan Laboratories, Inc. ................................   77,000     1,135,750
Nike, Inc., Cl. B .......................................   20,000     1,167,500
PepsiCo., Inc. ..........................................   85,000     3,192,812
Philip Morris Cos., Inc. ................................   71,700     3,181,687
Schering-Plough Corp. ...................................   71,200     3,408,700
Tyson Foods, Inc., Cl. A ................................   79,000     1,510,875
                                                                    ------------
                                                                      35,791,144
                                                                    ------------
DIVERSIFIED 6.80%
Cognizant Corp. .........................................   40,000     1,620,000
Fortune Brands, Inc. ....................................   50,000     1,865,625

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
General Electric Co. ....................................  48,000   $  3,138,000
Textron, Inc. ...........................................  64,000      4,248,000
                                                                    ------------
                                                                      10,871,625
                                                                    ------------
ENERGY 6.65%
Amoco Corp. .............................................  24,600      2,138,663
Exxon Corp. .............................................  44,000      2,706,000
Repsol SA, ADR ..........................................  60,000      2,546,250
Royal Dutch Petroleum Co. ...............................  59,600      3,240,750
                                                                    ------------
                                                                      10,631,663
                                                                    ------------
ENVIRONMENTAL SERVICES 1.00%
Waste Management, Inc. ..................................  50,000      1,606,250
                                                                    ------------
FINANCE 19.86%
American General Corp. ..................................  48,600      2,320,650
American International Group, Inc. ......................  23,100      3,450,563
Chubb Corp. .............................................  25,000      1,671,875
Dun & Bradstreet Corp. ..................................  90,000      2,362,500
Fannie Mae ..............................................  40,000      1,745,000
First Chicago NBD Corp. .................................  53,800      3,254,900
First of America Bank Corp. .............................  60,000      2,745,000
First Union Corp. .......................................  30,000      2,775,000
General RE Corp. ........................................  13,500      2,457,000
Jefferson-Pilot Corp. ...................................  24,000      1,677,000
Morgan Stanley, Dean Witter,
 Discover & Co. .........................................  61,050      2,628,966
NationsBank Corp. .......................................  45,674      2,945,973
SAFECO Corp. ............................................  37,000      1,727,437
                                                                    ------------
                                                                      31,761,864
                                                                    ------------
TECHNOLOGY 12.30%
COMPAQ Computer Corp.* ..................................  20,500      2,034,625
Computer Associates International, Inc. .................  55,000      3,062,813
Electronic Data Systems Corp. ...........................  45,000      1,845,000
Hewlett-Packard Co. .....................................  56,000      3,136,000
Intel Corp. .............................................   3,500        496,344
International Business Machines Corp. ...................  36,000      3,246,750
Motorola, Inc. ..........................................  25,000      1,900,000
Xerox Corp. .............................................  50,000      3,943,750
                                                                    ------------
                                                                      19,665,282
                                                                    ------------
TRANSPORTATION & SERVICES 1.02%
Illinois Central Corp. ..................................  46,500      1,624,594
                                                                    ------------
UTILITIES 5.34%
CINergy Corp. ...........................................  61,000      2,123,562
Entergy Corp. ...........................................  40,000      1,095,000
Southern New England Telecommunications Corp. ...........  60,000      2,332,500

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR EQUITY FUND (CONTINUED)
Telefonos de Mexico SA, "L", ADR ........................    40,800 $  1,948,200
Texas Utilities Co. .....................................    30,000    1,033,125
                                                                    ------------
                                                                       8,532,387
                                                                    ------------
TOTAL COMMON STOCKS
 (Cost $91,714,679) .....................................            152,378,021
                                                                    ------------
SHORT TERM INVESTMENTS 4.69%
COMMERCIAL PAPER 2.22%
Greenwich Funding Corp. 5.580%, 07/07/1997 .............. 2,000,000    1,998,140
Air Products & Chemicals, Inc. 5.530%, 07/22/1997 ....... 1,565,000    1,559,952
                                                                    ------------
TOTAL COMMERCIAL PAPER
 (Cost $3,558,092) ......................................              3,558,092
                                                                    ------------
OTHER SECURITIES 2.47%
UMB Bank, N.A., Money Market Fiduciary+, 4.290% ......... 3,942,932    3,942,932
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $7,501,024) ......................................              7,501,024
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $99,215,703#) ..........................           $159,879,045
                                                                    ============
INVESCO ADVISOR MULTIFLEX FUND
COMMON STOCKS 80.01%
LARGE CAPITALIZATION EQUITIES 17.03%
Abbott Laboratories .....................................    17,650 $  1,178,138
Air Products & Chemicals, Inc. ..........................     3,400      276,250
American General Corp. ..................................    19,900      950,225
American Home Products Corp. ............................    11,000      841,500
American International Group, Inc. ......................     6,950    1,038,156
Amoco Corp. .............................................     4,000      347,750
Archer-Daniels-Midland Co. ..............................    48,500    1,139,750
Atlantic Richfield Co. ..................................     7,800      549,900
Biomet, Inc. ............................................    19,500      363,187
Boeing Co. ..............................................     6,800      360,825
Bristol-Myers Squibb Co. ................................    17,900    1,449,900
Chubb Corp. .............................................     2,900      193,937
Columbia/HCA Healthcare Corp. ...........................    25,828    1,015,363
COMPAQ Computer Corp.* ..................................     7,800      774,150
Computer Associates International, Inc. .................    10,400      579,150
Cooper Tire & Rubber Co. ................................    22,300      490,600
Disney (Walt) Co. .......................................     5,000      401,250
Dover Corp. .............................................    14,850      913,275
Dow Chemical Co. ........................................     6,200      540,175

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
DTE Energy Co. ..........................................  26,700   $    737,588
Dun & Bradstreet Corp. ..................................  14,100        370,125
Electronic Data Systems Corp. ...........................   7,700        315,700
Emerson Electric Co. ....................................  17,600        969,100
Exxon Corp. .............................................  17,400      1,070,100
Fannie Mae ..............................................  24,300      1,060,087
First Chicago NBD Corp. .................................  17,000      1,028,500
Ford Motor Co. ..........................................  16,600        626,650
Fortune Brands, Inc. ....................................  14,500        541,031
Gallaher Group PLC, ADR* ................................  14,500        267,344
Gannett Co., Inc. .......................................   7,000        691,250
General Electric Co. ....................................  11,000        719,125
General RE Corp. ........................................   3,800        691,600
Great Lakes Chemical Corp. ..............................  15,500        811,813
Heinz (H.J.) Co. ........................................  19,000        876,375
Hewlett-Packard Co. .....................................  18,400      1,030,400
Intel Corp. .............................................   2,500        354,531
International Business Machines Corp. ...................   9,400        847,763
Jefferson-Pilot Corp. ...................................   2,600        181,675
Johnson & Johnson .......................................  10,800        695,250
Kimberly-Clark Corp. ....................................  18,200        905,450
Lilly (Eli) & Co. .......................................   7,500        819,844
Lockheed Martin Corp. ...................................   9,616        995,857
Marsh & McLennan Cos., Inc. .............................   8,050        574,569
Mattel, Inc. ............................................  21,200        718,150
McDonald's Corp. ........................................  10,500        507,281
Merck & Co., Inc. .......................................   9,100        941,850
Minnesota Mining & Manufacturing Co. ....................   9,000        918,000
Morgan Stanley, Dean Witter,
 Discover & Co. .........................................  14,850        639,478
Motorola, Inc. ..........................................   5,200        395,200
NationsBank Corp. .......................................  21,662      1,397,199
Norfolk Southern Corp. ..................................   3,500        352,625
Penney (J.C.), Inc. .....................................  13,375        698,008
PepsiCo, Inc. ...........................................  28,350      1,064,897
Phelps Dodge Corp. ......................................   8,500        724,094
Philip Morris Cos., Inc. ................................  29,250      1,297,969
Pitney Bowes, Inc. ......................................   7,900        562,875
Ralston-Purina Group ....................................  12,100        994,469
Raytheon Co. ............................................  20,000      1,020,000
Rite Aid Corp. ..........................................  18,000        897,750
Royal Dutch Petroleum Co. ...............................  27,600      1,500,750
Russell Corp. ...........................................   5,100        151,087
SAFECO Corp. ............................................  18,500        863,719
Salomon, Inc. ...........................................  13,000        723,125
Schering-Plough Corp. ...................................  30,100      1,441,038
Shaw Industries, Inc. ...................................  13,000        138,125
Southern Co. ............................................  25,000        546,875
Southern New England Telecommunications Corp. ...........  23,350        907,731
Texas Utilities Co. .....................................  11,000        378,813
Textron, Inc. ...........................................  20,000      1,327,500

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
Unifi, Inc. .............................................  10,000   $    373,750
Vulcan Materials Co. ....................................  11,000        863,500
Wachovia Corp. ..........................................  10,000        583,125
Wal-Mart Stores, Inc. ...................................  10,500        355,031
Waste Management, Inc. ..................................  22,500        722,812
Westvaco Corp. ..........................................  18,000        565,875
Whirlpool Corp. .........................................  11,500        627,469
Xerox Corp. .............................................  14,500      1,143,687
York International Corp. ................................  12,500        575,000
                                                                    ------------
                                                                      57,504,065
                                                                    ------------
SMALL CAPITALIZATION EQUITIES 23.59%
Actel Corp.* ............................................   8,400        143,325
Acuson Corp.* ...........................................  18,700        430,100
ACX Technologies, Inc.* .................................  10,200        229,500
Acxiom Corp.* ...........................................  25,400        520,700
ADAC Laboratories .......................................  16,200        382,725
Advanced Technology Laboratories, Inc.* .................  12,500        537,500
Aeroquip-Vickers, Inc. ..................................   7,800        368,550
Airborne Freight Corp. ..................................  11,600        485,750
ALBANK Financial Corp. ..................................  15,840        625,680
Alex Brown, Inc.  .......................................   4,200        296,625
America West Holdings Corp., Cl. B* .....................  13,100        189,950
American Bankers Insurance Group, Inc. . ................  17,600      1,113,200
AmeriSource Health Corp., Cl. A* ........................   4,900        244,388
Amylin Pharmaceuticals, Inc.* ...........................   5,130         70,537
Applebee's International, Inc. ..........................  16,100        430,675
AptarGroup, Inc. ........................................   6,700        303,175
Arvin Industries, Inc. ..................................  17,500        476,875
Ashland Coal, Inc. ......................................   8,300        236,550
Aspen Technologies, Inc.* ...............................   9,600        361,200
Astoria Financial Corp. .................................  22,100      1,049,750
Ballard Medical Products ................................  32,400        650,025
BancTec, Inc.* ..........................................  21,800        565,437
Bell Industries, Inc.* ..................................  11,464        179,125
Berkley (W.R.) Corp. ....................................  11,200        659,400
Bindley Western Industries, Inc. ........................  18,900        433,519
Black Box Corp.* ........................................   4,200        169,050
Blount International, Inc., Cl. A .......................   5,100        217,069
Boole & Babbage, Inc.* ..................................  18,000        382,500
Borg-Warner Automotive, Inc. ............................  14,600        789,313
Brinker International, Inc.* ............................  10,000        142,500
Bristol Hotel Co.* ......................................   2,500         96,250
Brown & Sharpe Manufacturing Co.,
 Cl. A* .................................................   8,400        127,050
Burr-Brown Corp.* .......................................   4,300        148,350
Cabot Oil & Gas Corp., Cl. A ............................  20,100        354,263
Camco International, Inc. ...............................   7,700        421,575
Carlisle Cos., Inc. .....................................  12,800        446,400
Carmike Cinemas, Inc., Cl. A* ...........................  17,000        556,750

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
Carson Pirie Scott & Co.* ...............................   7,800   $    247,650
Carter-Wallace, Inc. ....................................  31,900        570,212
CCB Financial Corp. .....................................   5,100        372,937
Centex Corp. ............................................  28,300      1,149,687
Central Louisiana Electric Co. ..........................   7,600        213,750
Central Maine Power Co. .................................  16,000        198,000
Chart Industries, Inc. ..................................   7,100        194,362
Chesapeake Corp. ........................................  23,200        783,000
CILCORP, Inc. ...........................................   5,500        226,531
CKE Restaurants, Inc. ...................................  22,350        706,819
CMAC Investment Corp. ...................................  10,300        491,825
Coast Savings Financial, Inc.* ..........................  15,600        708,825
Cognex Corp.* ...........................................   9,400        249,100
Commonwealth Energy System ..............................  10,400        248,950
Computer Management Sciences, Inc.* .....................   2,500         51,250
Computer Task Group, Inc. ...............................  24,600        916,350
Coors (Adolph) Co., Cl. B ...............................  20,300        540,487
Cullen/Frost Bankers, Inc. ..............................  26,000      1,101,750
Dallas Semiconductor Corp. ..............................   9,300        365,025
Data General Corp.* .....................................  10,700        278,200
Davox Corp.* ............................................  12,800        457,600
Dean Foods Co. ..........................................  12,100        488,538
Delphi Financial Group, Inc., Cl. A* ....................   6,732        259,182
DeVry, Inc.* ............................................  21,500        580,500
Dexter Corp. ............................................  28,800        921,600
Dionex Corp.* ...........................................   9,100        466,375
E'town Corp. ............................................   5,100        157,463
Earthgrains Co. .........................................   7,800        511,388
Energen Corp. ...........................................  16,500        555,844
Ethan Allen Interiors, Inc. .............................   6,600        376,200
EVI, Inc.* ..............................................   7,400        310,800
Expeditors International of
 Washington, Inc. .......................................  26,800        760,450
Fair Isaac & Co., Inc. ..................................   6,000        267,375
Faulding, Inc.* .........................................     400          4,900
First Michigan Bank Corp. ...............................   6,930        209,633
First Midwest Bancorp, Inc. .............................  11,500        364,406
Fred Meyer, Inc.* .......................................   5,900        304,956
Frontier Insurance Group, Inc. ..........................  10,810        699,948
Fuller (H.B.) Co. .......................................   5,000        275,000
Furniture Brands International, Inc.* ...................  32,700        633,563
G & K Services, Inc., Cl. A .............................  10,900        406,025
Gerber Scientific, Inc. .................................  22,900        452,275
Getchell Gold Corp.* ....................................   5,600        197,400
Gilead Sciences, Inc.* ..................................   7,700        212,712
Guarantee Life Cos., Inc. ...............................  16,700        419,588
Harbinger Corp.* ........................................   9,300        260,400
Hawaiian Electric Industries, Inc. ......................  15,200        587,100
Heartland Express, Inc.* ................................   8,850        207,975
Home Ownership Funding, Pfd. ............................   6,400        624,000
Horace Mann Educators Corp. .............................  10,800        529,200
Houghton Mifflin Co. ....................................   9,200        614,100

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
ICN Pharmaceuticals, Inc. ...............................   7,200   $    206,550
IDEX Corp. ..............................................  19,200        633,600
IES Industries, Inc. ....................................   8,800        259,600
Illinois Central Corp. ..................................  25,000        873,438
Immunex Corp.* ..........................................  12,500        453,125
Imperial Bancorp* .......................................   8,900        256,988
Imperial Credit Industries, Inc.* .......................  10,500        215,906
Integrated Health Services, Inc. ........................  13,300        512,050
Interface, Inc. .........................................  15,400        340,725
International Multifoods Corp. ..........................  11,600        291,450
Interstate Power Co. ....................................   9,300        266,213
Invacare Corp. ..........................................  34,500        806,437
Ionics, Inc.* ...........................................   4,700        213,850
Jabil Circuit, Inc.* ....................................   5,500        461,312
Jones Medical Industries, Inc. ..........................   4,200        199,500
Keane, Inc.* ............................................   2,900        150,800
Kellwood Co. ............................................  11,300        313,575
Kinetic Concepts, Inc. ..................................  36,600        658,800
Lands' End, Inc.* .......................................  28,200        835,425
Lawyers Title Corp. .....................................  12,300        232,163
Lazara Properties, Inc., Pfd. ...........................   5,000        492,750
Life Re Corp. ...........................................   5,200        242,450
Logicon, Inc. ...........................................   5,200        275,600
Louis Dreyfus Natural Gas Corp.* ........................  24,200        393,250
Luby's Cafeterias, Inc. .................................  10,400        207,350
Magna Group, Inc. .......................................  12,200        423,950
Manitowoc Co., Inc. .....................................   9,900        462,825
McClatchy Newspapers, Inc., Cl. A .......................   7,000        205,625
Medusa Corp. ............................................   8,800        337,700
Methode Electronics, Inc., Cl. A ........................  26,300        522,712
Metromedia International Group, Inc.* ...................   4,800         60,900
Miller (Herman), Inc. ...................................  12,400        446,400
Minnesota Power & Light Co. .............................   8,300        252,113
Multicare Cos., Inc.* ...................................  25,250        691,219
National Data Corp. .....................................   5,700        246,881
National Steel Corp., Cl. B* ............................  24,300        408,544
Nautica Enterprises, Inc.* ..............................  10,100        267,019
NeXstar Pharmaceuticals, Inc.* ..........................   6,800         96,900
Norrell Corp. ...........................................  29,800        983,400
Nortek, Inc.* ...........................................   6,700        161,637
NovaCare, Inc.* .........................................   9,500        131,813
Octel Communications Corp.* .............................   5,000        117,187
ONBANCorp., Inc. ........................................   7,700        392,700
Oneida, Ltd. ............................................  11,500        306,906
ONEOK, Inc. .............................................  10,200        328,313
Orion Capital Corp. .....................................  11,200        826,000
Parker & Parsley Petroleum Co. ..........................  15,700        555,387
Periphonics Corp.* ......................................  16,000        344,000
Perrigo Co.* ............................................  56,400        705,000
Pier 1 Imports, Inc. ....................................   6,500        172,250

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
Poe & Brown, Inc. .......................................  18,200   $    673,400
Precision Castparts Corp. ...............................   5,950        354,769
Presidential Life Corp. .................................  55,800      1,081,125
Primadonna Resorts, Inc.* ...............................  26,500        511,781
Prime Hospitality Corp.* ................................  13,000        256,750
Pulitzer Publishing Co. .................................   6,400        339,200
Pulte Corp. .............................................   6,800        235,025
Quaker Fabric Corp.* ....................................   3,000         49,500
Quanex Corp. ............................................  32,500        997,344
Quick & Reilly Group, Inc. ..............................  33,275        773,644
Raymond James Financial, Inc. ...........................  16,350        447,581
Reliance Group Holdings, Inc. ...........................  49,200        584,250
Remedy Corp.* ...........................................   5,300        212,000
Richfood Holdings, Inc. .................................   3,000         78,000
Robbins & Myers, Inc. ...................................  23,100        750,750
Ross Stores, Inc. .......................................  22,800        745,275
Scotsman Industries, Inc. ...............................   9,000        256,500
Sequa Corp., Cl. A* .....................................   5,500        310,062
ShopKo Stores, Inc. .....................................  15,400        392,700
SIGCORP, Inc. ...........................................  10,950        277,856
Sirrom Capital Corp. ....................................   2,900        100,050
Snyder Oil Corp. ........................................  57,900      1,063,912
Sofamor Danek Group, Inc.* ..............................   8,800        402,600
Sovereign Bancorp .......................................  28,900        440,725
Springs Industries, Inc., Cl. A .........................  11,400        601,350
St. John Knits, Inc. ....................................  12,600        680,400
Standard Commercial Corp.* ..............................  13,534        235,153
Steel Dynamics, Inc.* ...................................   1,800         45,000
Stone & Webster, Inc. ...................................  14,900        636,044
Stratus Computer, Inc.* .................................   6,700        335,000
Structural Dynamics Research Corp.* .....................   4,100        107,625
Symantec Corp.* .........................................   6,400        124,800
Tech Data Corp.* ........................................  12,300        386,681
Technitrol, Inc. ........................................   9,000        246,375
Tesoro Petroleum Corp.* .................................   2,200         32,587
The Sports Authority, Inc.* .............................  18,100        351,819
TheraTech, Inc.* ........................................   3,800         44,650
Tier One Properties, Inc., Pfd. .........................   5,000        498,125
Transaction Systems Architects, Inc.,
 Cl. A* .................................................   8,600        296,700
Tredegar Industries, Inc. ...............................  17,500        971,250
Trigon Healthcare, Inc.* ................................   8,700        210,975
U.S. Home Corp.* ........................................   7,200        191,250
U.S. Trust Corp. ........................................   9,700        457,112
UNC, Inc.* ..............................................  21,600        315,900
United Stationers, Inc.* ................................   3,300         83,325
Universal Corp. .........................................  11,300        358,775
Universal Health Services, Inc., Cl. B* .................  16,800        646,800
U.S. Office Products Co.* ...............................   5,300        161,981
Veritas DGC, Inc.* ......................................   2,500         56,875
Waban, Inc.* ............................................  11,700        376,594
Wang Laboratories, Inc.* ................................  24,500        522,156

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
Werner Enterprises, Inc. ................................   18,300  $    354,562
West Co., Inc. ..........................................   16,200       463,725
WestPoint Stevens, Inc.* ................................    9,100       356,038
World Fuel Services Corp. ...............................   23,800       520,625
Yellow Corp.* ...........................................   17,800       398,275
Zilog, Inc.* ............................................   22,600       429,400
                                                                    ------------
                                                                      79,639,551
                                                                    ------------
INTERNATIONAL EQUITIES 20.79%
ABN AMRO Holdings N.V., ADR .............................   80,000     1,510,000
Akzo Nobel N.V., ADR ....................................   20,000     1,382,500
Amcor, Ltd., ADR ........................................   40,000     1,050,000
Associated British Foods PLC, ADR .......................  165,000     1,423,834
Astra AB, ADR ...........................................   80,000     1,520,000
Banco Santander SA, ADR .................................   62,700     1,939,781
BASF AG, ADR ............................................   40,000     1,479,452
Bayer AG, ADR ...........................................   27,400     1,053,837
British Airways PLC, ADR ................................   10,000     1,149,375
British Telecommunications PLC, ADR .....................   20,000     1,485,000
Carlton Communications PLC, ADR .........................   35,000     1,505,000
Cemex SA, "B", ADR ......................................   80,000       770,000
Compagnie Cervecerias Unidas SA, ADR ....................   45,000       987,187
Credit Suisse Group, ADR ................................   50,000     1,607,675
Dai Nippon Printing Co., Ltd., ADR ......................    7,000     1,584,310
Den Danske Bank, ADR ....................................   14,000     1,363,954
Deutsche Bank AG, ADR ...................................   20,000     1,169,560
Development Bank of
 Singapore, Ltd., ADR ...................................   30,000     1,510,500
Empresa Nacional
 de Electricidad SA, ADR ................................   18,000     1,531,125
Fuji Photo Film Co., Ltd., ADR ..........................   44,000     1,776,500
Glaxo Wellcome PLC, ADR .................................   35,000     1,463,438
Groupe Danone, ADR ......................................   35,000     1,157,733
Hitachi, Ltd., ADR ......................................   12,000     1,356,000
Hong Kong Electric Holdings, Ltd., ADR ..................  200,000       805,440
HSBC Holdings PLC, ADR ..................................    5,000     1,503,752
Istituto Mobiliare Italiano SA, ADR .....................   35,000       953,750
Kirin Brewery Co., Ltd., ADR ............................   12,000     1,248,000
Konica Corp., ADR .......................................   18,000     1,149,840
Kyocera Corp., ADR ......................................    9,000     1,431,000
LVMH (Moet Hennessy Louis
 Vuitton), ADR ..........................................   20,000     1,077,500
Matsushita Electric
 Industrial Co., Ltd., ADR ..............................    6,000     1,227,000
National Australia Bank, Ltd., ADR ......................   25,000     1,782,813
Nestle SA, ADR ..........................................   27,000     1,783,517
Norsk Hydro A/S, ADR ....................................   30,000     1,625,625
Novartis AG, ADR ........................................   26,666     2,136,480
Novo Nordisk A/S, ADR ...................................   30,000     1,646,250
Portugal Telecommunications SA, ADR .....................   30,000     1,203,750

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
PowerGen PLC, ADR .......................................   30,000  $  1,455,000
Repsol SA, ADR ..........................................   27,000     1,145,813
Rio Tinto, Ltd., ADR* ...................................   24,000     1,623,905
RWE AG, ADR .............................................   27,000     1,162,099
Sekisui House, Ltd., ADR ................................   10,000     1,013,700
Shell Transport & Trading Co., ADR ......................   12,500     1,571,875
Societe Generale, ADR ...................................   60,000     1,340,839
Stet Societa Finanziaria Telefonica SA, ADR..............   30,000     1,751,250
Sun Hung Kai Properties, Ltd., ADR ......................   85,000     1,023,094
Telefonica de Espana, ADR ...............................   20,000     1,725,000
Telefonos de Mexico SA, "L", ADR ........................   15,000       716,250
Total SA, ADR ...........................................   30,000     1,522,500
Unilever N.V., PLC ......................................    8,000     1,712,500
Vitro SA, ADR* ..........................................    1,160        13,050
Volvo AB, ADR ...........................................   40,000     1,070,000
                                                                    ------------
                                                                      70,198,353
                                                                    ------------
REAL ESTATE EQUITIES 18.60%
American General Hospitality Corp. ......................  103,300     2,556,675
Arden Realty Group, Inc. ................................   56,900     1,479,400
Bay Apartment Communities, Inc. .........................   40,600     1,502,200
Beacon Properties Corp. .................................   88,800     2,963,700
Cali Realty Corp. .......................................   54,200     1,842,800
CBL & Associates Properties, Inc. .......................   79,600     1,910,400
Chelsea GCA Realty, Inc. ................................   32,200     1,223,600
Duke Realty Investments, Inc. ...........................   33,200     1,344,600
Equity Residential Properties Trust .....................   51,500     2,446,250
Essex Property Trust, Inc. ..............................   75,500     2,425,437
Excel Realty Trust, Inc. ................................   35,500       936,312
FelCor Suite Hotels, Inc. ...............................   75,800     2,823,550
First Industrial Realty Trust, Inc. .....................   79,000     2,310,750
Gables Residential Trust ................................   60,100     1,517,525
General Growth Properties Trust .........................    5,600       187,600
Glenborough Realty Trust, Inc. ..........................   19,100       482,275
Healthcare Realty Trust, Inc. ...........................   51,000     1,421,625
Highwoods Properties, Inc. ..............................   38,100     1,219,200
JDN Realty Corp. ........................................   58,100     1,815,625
JP Realty, Inc. .........................................   25,700       697,112
Kilroy Realty Corp. .....................................   60,700     1,532,675
Kimco Realty Corp. ......................................   28,050       890,588
Koger Equity, Inc. ......................................   83,000     1,514,750
Liberty Property Trust ..................................  102,900     2,559,637
Merry Land & Investment Co., Inc. .......................   69,300     1,502,944
MGI Properties, Inc. ....................................   69,900     1,542,169
Nationwide Health Properties, Inc. ......................   35,900       789,800
Parkway Properties, Inc. ................................   26,600       714,875
Patriot American Hospitality, Inc. ......................  132,900     3,388,950
Prentiss Properties Trust ...............................   76,500     1,960,313
Price REIT, Inc. ........................................   33,000     1,200,375
Public Storage, Inc. ....................................   77,900     2,278,575
RFS Hotel Investors, Inc. ...............................   55,500       999,000
Security Capital Industrial Trust .......................   26,500       569,750

- ---------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal
Description                                                 Amount      Value
- ---------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
Shurgard Storage Centers, Inc. ...........................    33,100 $    926,800
Simon DeBartolo Group, Inc. ..............................    71,600    2,291,200
Spieker Properties, Inc. .................................    23,200      816,350
Starwood Lodging Trust ...................................    28,350    1,210,191
Sun Communities, Inc. ....................................    24,000      805,500
Sunstone Hotel Investors, Inc. ...........................    64,900      941,050
TriNet Corporate Realty Trust, Inc. ......................    38,300    1,266,294
                                                                     ------------
                                                                       62,808,422
                                                                     ------------
TOTAL COMMON STOCKS
 (Cost $206,152,617) .....................................            270,150,391
                                                                     ------------
FIXED INCOME SECURITIES 17.64%
U.S. GOVERNMENT OBLIGATIONS 9.73%
U.S. TREASURY NOTES
 5.500%, 09/30/1997 ...................................... 2,400,000    2,400,000
 5.750%, 09/30/1997 ...................................... 1,550,000    1,550,969
 5.875%, 08/15/1998 ...................................... 3,300,000    3,298,970
 5.875%, 10/31/1998 ...................................... 2,300,000    2,297,125
 6.875%, 07/31/1999 ......................................   800,000      811,750
 7.750%, 12/31/1999 ...................................... 1,655,000    1,713,959
 6.250%, 05/31/2000 ...................................... 1,700,000    1,701,063
 6.125%, 09/30/2000 ...................................... 1,150,000    1,144,610
 6.250%, 02/15/2003 ...................................... 1,425,000    1,413,868
 7.250%, 08/15/2004 ...................................... 1,010,000    1,052,925
 6.875%, 05/15/2006 ...................................... 5,725,000    5,843,078
 8.750%, 05/15/2017 ...................................... 3,095,000    3,723,672
 7.875%, 02/15/2021 ...................................... 5,300,000    5,906,188
                                                                     ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $32,543,572) ......................................             32,858,177
                                                                     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 3.86%
Fannie Mae
 6.500%, 04/30/1999 ...................................... 1,000,000    1,000,651
Federal Home Loan Bank
 6.075%, 01/22/1999 ...................................... 2,000,000    1,998,826
Federal Home Loan Mortgage Corp.,
 Pool #380070, 9.000%, 01/01/2005 ........................   305,675      317,233
Federal Home Loan Mortgage Corp.,
 1506 E PAC, 5.700%, 04/15/2005 .......................... 1,000,000      984,020
Federal Home Loan Mortgage Corp.,
 185 E PAC, 9.000%, 08/15/2006 ...........................   903,440      934,681
Federal Home Loan Mortgage Corp.,
 Pool #554938, 8.000%, 08/01/2017 ........................   339,496      347,241
Federal National Mortgage Assn.,
 1992-152 J PAC, 7.000%, 05/25/2006 ......................   810,000      813,937
Federal National Mortgage Assn.,
 1992-24 H PAC, 7.500%, 11/25/2006 ....................... 1,000,000    1,016,190
Federal National Mortgage Assn.,
 1994-85 K, 6.000%, 06/25/2009 ...........................   652,384      615,192

- -------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
- -------------------------------------------------------------------------------
Federal National Mortgage Assn.,
 Pool #190723, 6.000%, 04/01/2024 ...................... 2,008,627 $  1,868,656
FHA/VA, Pool #140283
 6.500%, 08/01/2003 ....................................   377,647      373,724
Government National Mortgage Assn., 1996-13 G, 7.000%,
 01/16/2007 ............................................ 1,000,000    1,006,210
Government National Mortgage Assn.,
 Pool #398551, 6.500%, 04/15/2026 ......................   832,985      796,284
Government National Mortgage Assn.,
 Pool #422835, 6.500%, 05/15/2026 ...................... 1,002,999      958,807
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 (Cost $13,032,589) ....................................             13,031,652
                                                                   ------------
ASSET BACKED SECURITIES 1.91%
ContiMortgage Home Equity Loan Trust,
 1995-4 A4, 6.330%, 10/15/2010 .........................   605,000      605,091
ContiMortgage Home Equity Loan Trust,
 1997-1 A3, 6.480%, 01/15/2012 ......................... 1,000,000    1,000,050
First Plus Home Loan Trust,
 1997-1 A2, 6.280%, 09/10/2006 ......................... 1,000,000    1,001,740
IMC Home Equity Loan Trust,
 1997-3 A3, 6.710%, 01/20/2012 ......................... 1,500,000    1,500,469
NationsBank Auto Owner Trust
 6.375%, 07/15/2006 .................................... 1,325,000    1,331,598
Premier Auto Trust,
 1996-4 A3, 6.200%, 11/06/2000 ......................... 1,000,000    1,002,710
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
 (Cost $6,425,898) .....................................              6,441,658
                                                                   ------------
CORPORATE BONDS 2.14%
Associates Corp., N.A.,
 7.750%, 02/15/2005 .................................... 1,200,000    1,271,881
BellSouth Telecommunications, Inc.,
 5.850%, 11/15/2045 .................................... 1,000,000      988,417
Beneficial Corp., 8.400%, 05/15/2008 ................... 1,000,000    1,115,673
General Electric Capital Corp.,
 5.800% (Variable Rate), 04/01/2008 .................... 1,200,000    1,289,654
GTE Corp., 10.250%, 11/01/2020 .........................   620,000      708,819
Motorola, Inc., 8.400%, 08/15/2031 .....................   735,000      848,536
Spieker Properties, Inc.,
 6.950%, 12/15/2002 ....................................   325,000      321,459
U.S. West Capital Funding Corp.,
 6.310%, 11/01/2005 ....................................   675,000      666,396
                                                                   ------------
TOTAL CORPORATE BONDS
 (Cost $7,163,175) .....................................              7,210,835
                                                                   ------------
TOTAL FIXED INCOME SECURITIES
 (Cost $59,165,234) ....................................             59,542,322
                                                                   ------------

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR MULTIFLEX FUND (CONTINUED)
SHORT TERM INVESTMENTS 2.35%
UMB Bank, N.A., Money Market Fiduciary+, 4.290% ......... 7,949,700 $  7,949,700
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $7,949,700) ......................................              7,949,700
                                                                    ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $273,267,551#) .........................           $337,642,413
                                                                    ============
INVESCO ADVISOR INTERNATIONAL VALUE FUND
COMMON STOCKS 95.98%
BASIC MATERIALS 5.35%
BASF AG, ADR ............................................    40,000  $ 1,479,452
Cemex SA, "B", ADR ......................................   125,000    1,203,713
Rio Tinto, Ltd., ADR* ...................................    27,000    1,826,893
                                                                    ------------
                                                                       4,510,058
                                                                    ------------
CONSUMER CYCLICAL 2.83%
Canon, Inc., ADR ........................................    12,000    1,638,000
Marui, Ltd., ADR ........................................    20,000      744,558
                                                                    ------------
                                                                       2,382,558
                                                                    ------------
CONSUMER STAPLES 19.43%
Amcor, Ltd., ADR ........................................    50,000    1,312,500
Associated British Foods PLC, ADR .......................   195,000    1,682,714
Dai Nippon Printing Co., Ltd., ADR ......................     9,000    2,037,053
Glaxo Wellcome PLC, ADR .................................    40,000    1,672,500
Groupe Danone, ADR ......................................    50,000    1,653,905
J. Sainsbury PLC, ADR ...................................    60,000    1,455,600
Kirin Brewery Co., Ltd., ADR ............................    15,000    1,560,000
LVMH (Moet-Hennessy Louis
 Vuitton), ADR ..........................................    20,000    1,077,500
Nestle SA, ADR ..........................................    30,000    1,981,686
Unilever N.V., PLC ......................................     9,000    1,926,562
                                                                    ------------
                                                                      16,360,020
                                                                    ------------
DIVERSIFIED 14.84%
Akzo Nobel N.V., ADR ....................................    25,000    1,728,125
Bayer AG, ADR ...........................................    30,000    1,153,836
Elf Aquitaine SA, ADR ...................................    30,000    1,633,125
Kyocera Corp., ADR ......................................    10,000    1,590,000
Norsk Hydro A/S, ADR ....................................    30,000    1,625,625
Novo-Nordisk A/S, ADR ...................................    35,000    1,920,625
RWE AG, ADR .............................................    40,000    1,721,628
Swire Pacific, Ltd., ADR ................................   125,000    1,125,388
                                                                    ------------
                                                                      12,498,352
                                                                    ------------

- --------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- --------------------------------------------------------------------------------
ENERGY 4.34%
Repsol SA, ADR ..........................................   40,000  $  1,697,500
Royal Dutch Petroleum Co. ...............................   36,000     1,957,500
                                                                    ------------
                                                                       3,655,000
                                                                    ------------
ELECTRONICS 5.84%
Carlton Communications PLC, ADR .........................   40,000     1,720,000
Fuji Photo Film Co., Ltd., ADR ..........................   40,000     1,615,000
Hitachi, Ltd., ADR ......................................   14,000     1,582,000
                                                                    ------------
                                                                       4,917,000
                                                                    ------------
FINANCE 19.80%
Banco Santander SA, ADR .................................   60,000     1,856,250
Den Danske Bank, ADR ....................................   20,000     1,948,506
Deutshe Bank AG, ADR ....................................   30,000     1,732,500
Development Bank of
 Singapore, Ltd., ADR ...................................   35,000     1,762,250
HSBC Holdings PLC, ADR ..................................    7,000     2,105,253
ING Groep N.V., ADR .....................................   45,000     2,086,875
Istituto Mobiliare Italiano, ADR ........................   55,000     1,498,750
National Australia Bank, Ltd., ADR ......................   30,000     2,139,375
Societe Generale Paris, ADR .............................   69,000     1,541,964
                                                                    ------------
                                                                      16,671,723
                                                                    ------------
PHARMACEUTICALS 5.18%
Astra AB, "A", ADR ......................................  104,667     1,988,673
Astra AB, "B", ADR ......................................    5,333        95,994
Novartis AG, ADR ........................................   28,466     2,278,686
                                                                    ------------
                                                                       4,363,353
                                                                    ------------
REAL ESTATE & HOUSING 2.63%
Sekisui House, Ltd., ADR ................................   10,000     1,013,719
Sun Hung Kai Properties, Ltd., ADR ......................  100,000     1,203,640
                                                                    ------------
                                                                       2,217,359
                                                                    ------------
TELECOMMUNICATIONS 9.15%
British Telecommunications PLC, ADR .....................   25,000     1,856,250
Stet Societa Finanziaria
 Telefonica SA, ADR .....................................   35,000     2,043,125
Telecomunicacoes Brasileiras SA, ADR ....................    8,000     1,214,000
Telefonica de Espana, ADR ...............................   19,000     1,638,750
Telefonos de Mexico SA, "L", ADR ........................   20,000       955,000
                                                                    ------------
                                                                       7,707,125
                                                                    ------------
TRANSPORTATION & SERVICES 2.05%
British Airways PLC, ADR ................................   15,000     1,724,062
                                                                    ------------

- -------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal
Description                                               Amount      Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR INTERNATIONAL VALUE FUND (CONTINUED)
UTILITIES 4.54%
Empresa Nacional
 de Electridad SA, ADR .................................    25,000  $ 2,126,562
PowerGen PLC, ADR ......................................    35,000    1,697,500
                                                                   ------------
                                                                      3,824,062
                                                                   ------------
TOTAL COMMON STOCKS
 (Cost $64,974,353) ....................................             80,830,672
                                                                   ------------
SHORT TERM INVESTMENTS 4.02%
UMB Bank, N.A., Money Market Fiduciary+, 4.290% ........ 3,388,746    3,388,746
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $3,388,746) .....................................              3,388,746
                                                                   ------------
TOTAL INVESTMENTS
 (100.00%) (Cost $68,363,099#) .........................           $ 84,219,418
                                                                   ============

The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                                            % OF       MARKET
                        COUNTRY                          INVESTMENTS    VALUE
- --------------------------------------------------------------------------------
Australia...............................................     6.27%   $ 5,278,768
Brazil..................................................     1.44%     1,214,000
Denmark.................................................     2.28%     1,920,625
France..................................................     7.01%     5,906,494
Germany.................................................     7.23%     6,087,416
Great Britain...........................................    16.52%    13,913,879
Hong Kong...............................................     1.33%     1,125,388
Italy...................................................     4.21%     3,541,875
Japan...................................................    15.42%    12,983,970
Mexico..................................................     1.13%       955,000
Netherlands.............................................    11.46%     9,647,568
Norway..................................................     1.93%     1,625,625
Singapore...............................................     2.09%     1,762,250
Spain...................................................    10.12%     8,522,775
Sweden..................................................     2.48%     2,084,667
Switzerland.............................................     5.06%     4,260,372
United States...........................................     4.02%     3,388,746
                                                           ------    -----------
TOTAL...................................................   100.00%   $84,219,418
                                                           ======    ===========

- --------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal
Description                                                 Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR REAL ESTATE FUND
COMMON STOCKS 94.66%
DIVERSIFIED 6.72%
First Union Real Estate Investments.......................  25,000   $   353,125
Glenborough Realty Trust, Inc.............................  13,300       335,825
MGI Properties, Inc.......................................  27,900       615,544
Trizec Hahn Corp..........................................  41,000       876,375
                                                                     -----------
                                                                       2,180,869
                                                                     -----------
FINANCE 1.54%
AMRESCO, Inc.*............................................  23,300       500,950
                                                                     -----------
HEALTHCARE 1.96%
Healthcare Realty Trust, Inc..............................  22,800       635,550
                                                                     -----------
INDUSTRIAL 17.81%
Bedford Property Investors, Inc. .........................  45,800       921,725
Duke Realty Investments, Inc..............................  18,050       731,025
First Industrial Realty Trust, Inc........................  34,700     1,014,975
Liberty Property Trust....................................  44,450     1,105,694
Prentiss Properties Trust.................................  35,900       919,937
Servico, Inc.*............................................  35,200       523,600
TriNet Corporate Realty Trust, Inc........................  17,100       565,369
                                                                     -----------
                                                                       5,782,325
                                                                     -----------
MORTGAGE BACKED SECURITIES 1.38%
Capstead Mortgage Corp....................................  18,200       449,312
                                                                     -----------
OFFICE 18.46%
Arden Realty Group, Inc. .................................  31,100       808,600
Beacon Properties Corp....................................  42,050     1,403,419
Cali Realty Corp..........................................  26,700       907,800
Highwoods Properties, Inc.................................   9,050       289,600
Kilroy Realty Corp........................................  33,700       850,925
Koger Equity, Inc.........................................  39,100       713,575
Parkway Properties, Inc...................................  22,700       610,062
Spieker Properties, Inc...................................  11,600       408,175
                                                                     -----------
                                                                       5,992,156
                                                                     -----------
RECREATION 15.31%
American General Hospitality Corp. .......................  37,400       925,650
FelCor Suite Hotels, Inc..................................  32,700     1,218,075
Patriot American Hospitality, Inc.........................  63,500     1,619,250
RFS Hotel Investors, Inc. ................................  25,100       451,800
Starwood Lodging Trust....................................  10,800       461,025
Sunstone Hotel Investors, Inc.............................  20,400       295,800
                                                                     -----------
                                                                       4,971,600
                                                                     -----------
RESIDENTIAL 13.59%
Bay Apartment Communities, Inc............................  19,500       721,500
Equity Residential Properties Trust.......................  20,800       988,000

- --------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal
Description                                                 Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR REAL ESTATE FUND (CONTINUED)
Essex Property Trust, Inc. ...............................    31,600 $ 1,015,150
Gables Residential Trust .................................    25,250     637,563
Merry Land & Investment Co., Inc. ........................    25,800     559,537
Sun Communities, Inc. ....................................    14,600     490,013
                                                                     -----------
                                                                       4,411,763
                                                                     -----------
RETAIL 13.68%
CBL & Associates Properties, Inc. ........................    27,550     661,200
Chelsea GCA Realty, Inc. .................................     6,200     235,600
Excel Realty Trust, Inc. .................................    18,200     480,025
General Growth Properties, Inc. ..........................    22,000     737,000
JDN Realty Corp. .........................................    13,600     425,000
Kimco Realty Corp. .......................................    13,950     442,913
Price REIT, Inc. .........................................    14,700     534,712
Simon DeBartolo Group, Inc. ..............................    28,900     924,800
                                                                     -----------
                                                                       4,441,250
                                                                     -----------
SELF-STORAGE 4.21%
Public Storage, Inc. .....................................    29,700     868,725
Shurgard Storage Centers, Inc. ...........................    17,750     497,000
                                                                     -----------
                                                                       1,365,725
                                                                     -----------
TOTAL COMMON STOCKS
 (Cost $25,930,593) ......................................            30,731,500
                                                                     -----------
SHORT TERM INVESTMENTS 5.34%
UMB Bank, N.A., Money Market
 Fiduciary+, 4.290% ...................................... 1,733,324   1,733,324
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $1,733,324) .......................................             1,733,324
                                                                     -----------
TOTAL INVESTMENTS
 (100.00%) (Cost $27,663,917#) ...........................           $32,464,824
                                                                     ===========

- --------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal
Description                                                 Amount      Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR INCOME FUND
FIXED INCOME SECURITIES 98.84%
U.S. GOVERNMENT OBLIGATIONS 69.93%
U.S. TREASURY NOTES
 8.500%, 07/15/1997 ...................................... 2,000,000 $ 2,002,500
 6.125%, 03/31/1998 ...................................... 1,600,000   1,605,000
 8.000%, 08/15/1999 ...................................... 1,000,000   1,036,875
 6.375%, 01/15/2000 ...................................... 2,000,000   2,010,626
 7.500%, 11/15/2001 ...................................... 1,500,000   1,563,282
 6.375%, 08/15/2002 ...................................... 1,500,000   1,499,063
 6.250%, 02/15/2003 ...................................... 1,800,000   1,785,938
 10.750%, 08/15/2005 ..................................... 1,250,000   1,576,172
 9.375%, 02/15/2006 ...................................... 1,000,000   1,185,313
 9.250%, 02/15/2016 ...................................... 1,200,000   1,501,500
 7.250%, 08/15/2022 ...................................... 1,100,000   1,147,782
                                                                     -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $17,121,232).......................................            16,914,051
                                                                     -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS 18.00%
FEDERAL HOME LOAN MORTGAGE CORP.
 12.000%, 04/01/2000 Pool #20009 .........................     5,161       5,511
 6.500%, 07/01/2001 Gold
  Pool #G50362 ...........................................   464,432     461,820
 8.000%, 10/01/2010 Gold
  Pool #G10518 ...........................................   662,560     680,987
                                                                     -----------
                                                                       1,148,318
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSN.
 6.000%, 01/01/2009 Pool #50973 ..........................    67,421      64,956
 6.000%, 04/01/2024 Pool #190723 .........................    89,357      83,130
                                                                     -----------
                                                                         148,086
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSN.
 6.000%, 10/15/2008 Pool #360191 .........................   467,729     451,651
 6.500%, 10/15/2008 Pool #354668 .........................   739,277     727,726
 7.000%, 10/15/2008 Pool #366622 .........................   743,562     744,491
 6.000%, 11/15/2008 Pool #370907 .........................   337,290     325,695
 7.500%, 03/15/2026 Pool #417287 .........................   803,778     805,790
                                                                     -----------
                                                                       3,055,353
                                                                     -----------
TOTAL U.S. GOVERNMENT
 AGENCY OBLIGATIONS
 (Cost $4,456,688) .......................................             4,351,757
                                                                     -----------

- -------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal
Description                                                Amount      Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR INCOME FUND (CONTINUED)
CORPORATE BONDS 10.91%
FINANCE 4.07%
Commercial Credit Co.,
 5.550%, 02/15/2001 .....................................  500,000  $   481,468
National City Corp.,
 7.200%, 05/15/2005 .....................................  500,000      504,478
                                                                    -----------
                                                                        985,946
                                                                    -----------
INDUSTRIAL 6.84%
Waste Management, Inc.,
 6.375%, 07/01/1997 .....................................  500,000      500,000
Ford Motor Credit Co.,
 9.250%, 06/15/1998 .....................................   35,000       36,019
Ford Motor Credit Co.,
 7.500%, 11/15/1999 .....................................  500,000      510,849
Rockwell International, Inc.,
 6.625%, 06/01/2005 .....................................  500,000      492,171
GTE Corp.,
 10.250%, 11/01/2020 ....................................  100,000      114,326
                                                                    -----------
                                                                      1,653,365
                                                                    -----------
TOTAL CORPORATE BONDS
 (Cost $2,678,668) ......................................             2,639,311
                                                                    -----------
TOTAL FIXED INCOME SECURITIES
 (Cost $24,256,588) .....................................            23,905,119
                                                                    -----------
SHORT TERM INVESTMENTS 1.16%
UMB Bank, N.A., Money Market
 Fiduciary+, 4.290% .....................................  281,734      281,734
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $281,734).........................................               281,734
                                                                    -----------
TOTAL INVESTMENTS
 (100.00%) (Cost $24,538,322#)...........................           $24,186,853
                                                                    ===========

- --------------------------------------------------------------------------------
                                                  Effective Shares or
                                                  Interest  Principal
Description                                        Rate %    Amount     Value
- --------------------------------------------------------------------------------
INVESCO ADVISOR CASH MANAGEMENT FUND
SHORT-TERM INVESTMENTS 100.00%
COMMERCIAL PAPER 98.56%
Abbott Laboratories 07/01/1997 ..................   5.500    400,000  $  400,000
Potomac Electric Power Co. 07/01/1997 ...........   5.630    400,000     400,000
General Electric Credit Corp. 07/03/1997 ........   5.570    400,000     399,876
Cargill, Inc. 07/07/1997 ........................   5.550    400,000     399,630
New York Times Co.
 07/07/1997 .....................................   5.620    245,000     244,771
PACCAR Financial Corp. 07/07/1997 ...............   5.500    400,000     399,634
Donnelley (R.R.) & Sons Co. 07/07/1997 ..........   5.520    327,000     326,699
U.S. Borax, Inc. 07/07/1997 .....................   5.520    400,000     399,632
Pacific Bell Co. 07/09/1997 .....................   5.500    400,000     399,511
Southern California Edison Co. 07/09/1997 .......   5.510    400,000     399,510
Met Life Funding, Inc.
 07/10/1997 .....................................   5.570    400,000     399,443
BellSouth Telecommunications, Inc.
 07/11/1997 .....................................   5.480    400,000     399,391
Greenwich Funding Corp. 07/11/1997 ..............   5.560    450,000     449,305
Kellogg Co. 07/11/1997 ..........................   5.500    300,000     299,542
Monsanto Co. 07/11/1997 .........................   5.600    400,000     399,378
Chubb Capital Corp. 07/14/1997 ..................   5.510    400,000     399,204
National Rural Utilities Cooperative
 07/21/1997 .....................................   5.520    400,000     398,773
Idaho Power Co. 07/24/1997 ......................   5.530    400,000     398,587
DuPont (E.I.) de Nemours Co. 07/28/1997 .........   5.520    400,000     398,344
Disney (Walt) Co. 07/28/1997 ....................   5.480    400,000     398,356
Pacific Gas & Electric Co. 08/11/1997 ...........   5.540    400,000     397,476
Alabama Power Co. 08/15/1997 ....................   5.540    400,000     397,230
                                                                      ----------
TOTAL COMMERCIAL PAPER
 (Cost $8,504,292) ..............................                      8,504,292
                                                                      ----------

- -------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal
Description                                             Amount     Value
- -------------------------------------------------------------------------------
INVESCO ADVISOR CASH MANAGEMENT FUND (CONTINUED)
OTHER SECURITIES 1.44%
UMB Bank, N.A., Money Market Fiduciary+ 4.290% (Cost
 $124,295) ...........................................  124,295  $  124,295
                                                                 ----------
TOTAL INVESTMENTS
 (100.00%) (Cost $8,628,587#).........................           $8,628,587
                                                                 ==========

* SECURITY IS NON-INCOME PRODUCING.
ADR REPRESENTS AMERICAN DEPOSITARY RECEIPTS.
+ PRINCIPAL AND INTEREST ARE PAYABLE ON DEMAND.
# ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.
   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
(unaudited)

                                                                   INTERNATIONAL                             CASH
                              FLEX         EQUITY      MULTIFLEX       VALUE     REAL ESTATE   INCOME     MANAGEMENT
                              FUND          FUND          FUND         FUND         FUND        FUND         FUND
                          -------------------------------------------------------------------------------------------
ASSETS
Investment securities:
 At cost................  $410,224,755  $ 99,215,703  $273,267,551  $68,363,099  $27,663,917 $24,538,322   $8,628,587
                          -------------------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------------------
 At value...............  $568,231,496  $159,879,045  $337,642,413  $84,219,418  $32,464,824 $24,186,853   $8,628,587
Cash....................             0             0        37,433       51,467            0           0        3,714
Receivables:
 Investment securities
  sold..................             0             0     8,180,631            0      343,801           0            0
 Fund shares sold.......     1,261,753       762,544       711,519    1,098,748      180,662       7,985            0
 Dividends and interest.     3,957,404       303,819     1,907,050      281,502      276,684     508,017          812
Other assets............         9,740         3,647         3,851            0          748       2,152          273
                          -------------------------------------------------------------------------------------------
TOTAL ASSETS............   573,460,393   160,949,055   348,482,897   85,651,135   33,266,719  24,705,007    8,633,386
                          -------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Distributions to
  shareholders..........             0             0             0            0            0           0        9,215
 Investment securities
  purchased.............             0             0    13,827,355      684,580      510,400           0            0
 Fund shares
  repurchased...........       381,329       110,405       138,441      186,484       20,080      67,969            0
 Other..................     1,074,818       300,860       676,106      167,624       60,613      32,873        6,704
                          -------------------------------------------------------------------------------------------
TOTAL LIABILITIES.......     1,456,147       411,265    14,641,902    1,038,688      591,093     100,842       15,919
                          -------------------------------------------------------------------------------------------
NET ASSETS..............  $572,004,246  $160,537,790  $333,840,995  $84,612,447  $32,675,626 $24,604,165   $8,617,467
                          ===========================================================================================
NET ASSETS
Paid-in capital.........  $402,935,567  $ 92,067,459  $257,169,297  $67,579,267  $27,202,696 $25,946,358   $8,618,777
Accumulated
 undistributed
 (overdistributed) net
 investment income......       (22,863)      (45,693)      107,269      (48,015)      19,325     (47,011)           0
Accumulated net realized
 gain (loss) on
 investments............    11,084,801     7,852,682    12,189,567    1,224,876      652,698    (943,713)      (1,310)
Unrealized net
 appreciation
 (depreciation) of
 investments............   158,006,741    60,663,342    64,374,862   15,856,319    4,800,907    (351,469)           0
                          -------------------------------------------------------------------------------------------
NET ASSETS..............  $572,004,246  $160,537,790  $333,840,995  $84,612,447  $32,675,626 $24,604,165   $8,617,467
                          ===========================================================================================
CLASS A SHARES:
Net assets..............  $  6,303,612  $  1,458,220  $  2,615,782  $ 2,059,015  $ 1,430,622 $    29,581   $  135,774
                          ===========================================================================================
Shares outstanding......        84,618        15,430        45,713       33,623       24,486         611      135,777
                          ===========================================================================================
NET ASSET VALUE PER
 SHARE..................  $      74.50  $      94.51  $      57.22  $     61.24  $     58.43 $     48.43   $     1.00
                          ===========================================================================================
Offering price per share
 (net asset value plus
 sales charge)*.........  $      78.84  $     100.01  $      60.55  $     64.80  $     61.34 $     50.85   $     1.00
                          ===========================================================================================
CLASS C SHARES:
Net assets..............  $565,700,634  $159,079,570  $331,225,213  $82,553,432  $31,245,004 $24,574,584   $8,481,693
                          ===========================================================================================
Shares outstanding......     7,575,046     1,678,737     5,771,985    1,348,100      533,780     506,313    8,482,329
                          ===========================================================================================
NET ASSET VALUE PER
 SHARE..................  $      74.68  $      94.76  $      57.38  $     61.24  $     58.54 $     48.54   $     1.00
                          ===========================================================================================

*Sales charge of 5.50% of offering price for all funds except Real Estate and Income which is 4.75% of offering price.

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (unaudited)

                                                               INTERNATIONAL                           CASH
                             FLEX       EQUITY      MULTIFLEX      VALUE     REAL ESTATE  INCOME    MANAGEMENT
                             FUND        FUND         FUND         FUND         FUND       FUND        FUND
                           -----------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends...............  $ 4,135,865 $ 1,439,020  $ 3,351,201  $ 1,056,237  $  606,330  $       0   $      0
Interest................    5,929,497     169,584    1,892,570       61,342      30,636    870,766    257,910
                           -----------------------------------------------------------------------------------
 TOTAL INCOME...........   10,065,362   1,608,604    5,243,771    1,117,579     636,966    870,766    257,910
                           -----------------------------------------------------------------------------------
EXPENSES
Investment advisory fees
 (Note 2)...............    1,950,595     546,565    1,455,688      330,700     119,030     80,946     23,624
Distribution fees--Class
 A (Note 2).............        3,239         471        1,367          750         809         50          0
Distribution fees--Class
 C (Note 2).............    2,587,837     726,872    1,450,221      327,699     129,019     74,599          0
Directors fees &
 expenses (Note 2)......       44,410      12,446       24,456        5,506       1,995      2,182        642
Operating services fees
 (Note 2)...............    1,164,099     327,939      607,070      148,815      59,515     56,040     21,261
                           -----------------------------------------------------------------------------------
 TOTAL EXPENSES.........    5,750,180   1,614,293    3,538,802      813,470     310,368    213,817     45,527
Less: Advisory fee
 waiver.................            0           0            0            0           0    (31,132)         0
                           -----------------------------------------------------------------------------------
NET EXPENSES............    5,750,180   1,614,293    3,538,802      813,470     310,368    182,685     45,527
                           -----------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS).................    4,315,182      (5,689)   1,704,969      304,109     326,598    688,081    212,383
                           -----------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENT SECURITIES
Net realized gain (loss)
 on investments.........   11,358,539   7,800,748   12,348,346    1,177,374     657,371    (13,575)      (144)
Change in unrealized net
 appreciation
 (depreciation) of
 investments............   50,116,008  17,151,168   18,136,057    8,740,095     426,913   (163,074)         0
                           -----------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS............   61,474,547  24,951,916   30,484,403    9,917,469   1,084,284   (176,649)      (144)
                           -----------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS RESULTING
 FROM OPERATIONS........  $65,789,729 $24,946,227  $32,189,372  $10,221,578  $1,410,882  $ 511,432   $212,239
                           -----------------------------------------------------------------------------------
                           -----------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS

                                  FLEX FUND                  EQUITY FUND               MULTIFLEX FUND
                          --------------------------  --------------------------  --------------------------
                           SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                             ENDED          YEAR         ENDED          YEAR         ENDED          YEAR
                            JUNE 30,       ENDED        JUNE 30,       ENDED        JUNE 30,       ENDED
                              1997      DECEMBER 31,      1997      DECEMBER 31,      1997      DECEMBER 31,
                          (UNAUDITED)       1996      (UNAUDITED)       1996      (UNAUDITED)       1996
                          -----------------------------------------------------------------------------------
OPERATIONS
Net investment income
 (loss).................  $  4,315,182  $  8,108,449  $     (5,689) $    302,211  $  1,704,969  $  2,502,127
Net realized gain on
 investments............    11,358,539    23,531,236     7,800,748     5,485,198    12,348,346    10,629,068
Change in unrealized net
 appreciation of
 investments............    50,116,008    26,214,708    17,151,168    14,241,394    18,136,057    23,172,870
                          -----------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS.    65,789,729    57,854,393    24,946,227    20,028,803    32,189,372    36,304,065
                          -----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income
 Class A................       (70,342)            0        (6,926)            0       (23,908)            0
 Class C................    (4,337,512)   (8,041,627)      (10,863)     (326,780)   (1,697,930)   (2,400,549)
Net realized gain on
 investments
 Class A................          (957)            0       (38,949)            0       (26,082)            0
 Class C................       (89,685)  (23,712,747)   (4,215,007)            0    (3,332,462)   (7,382,073)
                          -----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....    (4,498,496)  (31,754,374)   (4,271,745)     (326,780)   (5,080,382)   (9,782,622)
                          -----------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
 Net (Note 5)...........    20,795,075    64,656,241     2,447,562     4,140,414    39,888,873    65,729,841
                          -----------------------------------------------------------------------------------
TOTAL INCREASE IN NET
 ASSETS.................    82,086,308    90,756,260    23,122,044    23,842,437    66,997,863    92,251,284
NET ASSETS
Beginning of period.....   489,917,938   399,161,678   137,415,746   113,573,309   266,843,132   174,591,848
                          -----------------------------------------------------------------------------------
End of period...........  $572,004,246  $489,917,938  $160,537,790  $137,415,746  $333,840,995  $266,843,132
                          -----------------------------------------------------------------------------------
                          -----------------------------------------------------------------------------------
Accumulated
 undistributed
 (overdistributed) net
 investment income
 included in net assets
 at end of period.......  $    (22,863) $     69,809  $    (45,693) $    (22,215) $    107,269  $    124,138

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                              CASH
                    INTERNATIONAL VALUE FUND      REAL ESTATE FUND             INCOME FUND              MANAGEMENT FUND
                    ------------------------  -------------------------  -------------------------  -------------------------
                    SIX MONTHS                SIX MONTHS                 SIX MONTHS                 SIX MONTHS
                       ENDED        YEAR         ENDED         YEAR         ENDED         YEAR         ENDED         YEAR
                     JUNE 30,      ENDED       JUNE 30,       ENDED       JUNE 30,       ENDED       JUNE 30,       ENDED
                       1997     DECEMBER 31,     1997      DECEMBER 31,     1997      DECEMBER 31,     1997      DECEMBER 31,
                    (UNAUDITED)     1996      (UNAUDITED)      1996      (UNAUDITED)      1996      (UNAUDITED)      1996
                    --------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment
 income (loss)..... $   304,109 $   (49,154)  $   326,598  $   364,733   $   688,081  $ 1,532,326   $   212,383  $   836,628
Net realized gain
 (loss) on
 investments.......   1,177,374     226,482       657,371      177,126       (13,575)     893,589          (144)         (22)
Change in
 unrealized net
 appreciation
 (depreciation) of
 investments.......   8,740,095   6,597,676       426,913    4,153,030      (163,074)  (2,884,993)            0            0
                    --------------------------------------------------------------------------------------------------------
NET INCREASE
 (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS........  10,221,578   6,775,004     1,410,882    4,694,889       511,432     (459,078)      212,239      836,606
                    --------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment
 income
 Class A...........    (13,230)           0       (18,905)           0          (919)           0        (2,537)           0
 Class C...........   (290,381)           0      (323,252)    (332,659)     (694,669)  (1,549,005)     (210,000)    (836,527)
Net realized gain
 on investments
 Class A...........     (1,644)           0        (1,887)           0             0            0             0            0
 Class C...........    (72,695)    (102,718)      (43,208)    (134,173)            0            0             0            0
                    --------------------------------------------------------------------------------------------------------
TOTAL
 DISTRIBUTIONS.....   (377,950)    (102,718)     (387,252)    (466,832)     (695,588)  (1,549,005)     (212,537)    (836,527)
                    --------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS
 Net (Note 5)......  22,852,843  35,777,007    11,085,515   10,773,564    (1,373,989)  (3,815,146)   (7,328,540)  (4,492,544)
                    --------------------------------------------------------------------------------------------------------
TOTAL INCREASE
 (DECREASE) IN NET
 ASSETS............  32,696,471  42,449,293    12,109,145   15,001,621    (1,558,145)  (5,823,229)   (7,328,838)  (4,492,465)
NET ASSETS
Beginning of
 period............  51,915,976   9,466,683    20,566,481    5,564,860    26,162,310   31,985,539    15,946,305   20,438,770
                    --------------------------------------------------------------------------------------------------------
End of period...... $84,612,447 $51,915,976   $32,675,626  $20,566,481   $24,604,165  $26,162,310   $ 8,617,467  $15,946,305
                    ========================================================================================================
Accumulated
 undistributed
 (overdistributed)
 net investment
 income included in
 net assets at end
 of period.........   $(48,015) $   (48,513)  $    19,325  $    34,884   $   (47,011) $   (39,504)  $         0  $       101


   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The INVESCO Advisor Funds, Inc. (which had been known as The EBI Funds, Inc., prior to January 15, 1996 and, hereafter, is referred to as the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund consists of seven separate investment portfolios, INVESCO Advisor Flex Fund ("Flex"), INVESCO Advisor Equity Fund ("Equity"), INVESCO Advisor MultiFlex Fund ("MultiFlex"), INVESCO Advisor International Value Fund ("International Value"), INVESCO Advisor Real Estate Fund ("Real Estate"), INVESCO Advisor Income Fund ("Income") and INVESCO Advisor Cash Management Fund ("Cash Management"). Real Estate and International Value commenced operations on May 1, 1995. The Relative Return Bond Fund merged into the Income Fund on December 15, 1995. See Note 8.
  A 25 for 1 split of Equity, Flex and Income capital shares was effected on January 2, 1992, which resulted in a corresponding reduction in the net asset value per share. All per share information presented in the financial state-ments and financial highlights for Equity, Flex and Income has been restated to reflect the stock split.
  The following significant accounting policies are in conformity with gener-ally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial state-ments. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and as-sumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by Cash Management are valued using the amortized cost method of valuation, which approximates market value. If such valuation does not reflect a security's fair value, it is valued at fair value as determined in good faith by the Fund's board of directors.
      For Equity, Flex, MultiFlex, Income, Real Estate and the International Value, securities traded on national securities exchanges are valued at the last sale price on the exchange where such securities are primarily traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued at bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Securities which are considered short-term investments when purchased are stated at amortized cost (which approximates market value) if maturity of the investment is 60 days or less, or at market value if maturity is greater than 60 days.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transac-tions are accounted for on trade date and dividend income is recorded on ex-dividend date. Interest income is recorded on the accrual basis. Dis-counts on debt securities purchased are accreted over the life of the re-spective security as adjustments to interest income. Costs used in deter-mining realized gains and losses on the sale of investment securities are those of specific securities sold.

C. FEDERAL INCOME TAXES -- Each investment portfolio intends to comply with the provisions of the Internal Revenue Code applicable to regulated invest-ment companies and, accordingly, distributes net investment income and net realized capital gains, if any, to relieve it from federal income taxes. At December 31, 1996, Equity had net capital loss carryforwards aggregating $190,964. These carryforwards expire in 2004. At December 31, 1996, Income had net capital loss carryforwards of $851,788 of which $29,229 was re-ceived from the merger with Relative Return Fund (see Note 8). These carryforwards expire in 2002. At December 31, 1996, Cash Management had net capital loss carryforwards aggregating $600. These carryforwards expire in 2000. To the extent future capital gains are offset by capital loss carryforwards, such gains will generally not be distributed to sharehold-ers.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- For Equity, Flex, MultiFlex, Income, Real Estate and International Value Funds, dividends and distribu-tions are recorded on the ex-dividend date. All of Cash Management's net investment income is distributed to shareholders by dividends declared daily and paid monthly.

E. NEW SHARE CLASS -- Effective December 31, 1996, INVESCO commenced offering two classes of shares. Class A shares are sold with a front-end sales charge of 5.50% of offering price for all funds except Real Estate and In-come which is 4.75% of offering price. Class C shares are sold with a con-tingent deferred sales charge of 1% for redemptions during the first 18 months. Both classes have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses. In-come, other expenses and accumulated realized gains and losses of each Fund are allocated to the respective class on the basis of relative net asset value each day.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Services, Inc. ("ISI"), serves as each investment portfolio's investment adviser. As compensation for its services to each investment portfolio, ISI receives an investment advisory fee which is accrued daily and paid monthly. These fees are based on the annual rate of 0.75% of the respective average daily net assets of Equity and Flex, 0.40% of the respective average daily net assets of Income, 0.90% of the respective average daily net assets of Real Estate, 0.50% of the respective average daily net assets of Cash Management and 1.00% of the average daily net assets of MultiFlex and International Value. ISI has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM"), with respect to Equity, Flex, Income, Cash Management and International Value whereby investment decisions for these investment portfolios are made by ICM. Fees for these sub-advisory services are paid by ISI to ICM at an annual rate of 0.20% of the average daily net assets of Equity and Flex and 0.10% of the average daily net assets of Income and Cash Management and for International Value, 0.35% of average net assets on the first $50 million of assets, 0.30% of average net assets on the next $50 million of assets, and 0.25% of average net assets on assets in excess of $100 million. ISI has also entered into a sub-advisory agreement with INVESCO Management & Research, Inc. ("IMR"), with respect to MultiFlex, whereby investment decisions for this investment portfolio are made by IMR. Fees for these sub-advisory services are paid by ISI to IMR based on annual rates equal to 0.35% of the average daily net assets of MultiFlex Fund on the first $500 million of assets and 0.25% of assets in excess of $500 million. In addition, ISI has entered into a sub-advisory agreement with INVESCO Realty Advisors, Inc. ("IRA"), with respect to Real Estate, whereby investment decisions for this investment portfolio are made by IRA. Fees for this sub-advisory service are paid by ISI to IRA based on annual rates equal to 0.35% of average net assets of Real Estate on the first $100 million of assets and 0.25% of average net assets on assets in excess of $100 million.
  ISI is the principal underwriter for the Fund. All of the portfolios (except Cash Management) have entered into distribution plans (the "Plans") with ISI in accordance with Rule 12b-1 of the Act. Under the Plans, for Class A, ISI receives annual fees of 0.35% of the average daily net assets for Equity, Flex, MultiFlex, Real Estate, International Value and 0.25% for Income. For Class C, ISI receives annual fees of 1.00% of average daily net assets for Eq-uity, Flex, MultiFlex, Real Estate, International Value and 0.60% of average daily net assets for Income. ISI advised the Fund that for the six months ended June 30, 1997, it received approximately $6,996, $15,087, $770, $3,541,
$10,705, $7,485 and $1,276 in contingent deferred sales charges ("CDSC") from certain shareholder redemptions of Equity, Flex, Income, Cash Management, MultiFlex, International Value and Real Estate Funds, respectively. Certain officers or directors of the Fund are officers or directors of ISI.
  Each investment portfolio has also entered into an operating services agree-ment with ISI. Under the respective operating services agreements, each in-vestment portfolio pays ISI an annual fee of 0.50% (effective December 31, 1996 the annual fee became 0.45%) of daily average net assets for providing or arranging to provide accounting, legal (except litigation), dividend disburs-ing, transfer agent, registrar, custodial, shareholder reporting, sub-account-ing and recordkeeping services and functions. These agreements provide that ISI will pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. The combined effect of the advisory agreements, distribution plans and operating services agreements of each investment portfolio is to place a cap or ceiling on the total expenses of each investment portfo-lio, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses.
  If, in any calendar year, the average net assets of each of the Equity or Flex Portfolios are less than $500 million, each Portfolio's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C. If, in any calendar year, the average net assets of the MultiFlex or International Value Portfo-lios are less than $100 million, expenses shall not exceed 1.80% for Class A and 2.45% for Class C; on the next $400 million of net assets, expenses shall not exceed 1.75% for Class A and 2.40% for Class C; on the next $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $2 billion, expenses shall not ex-ceed 1.60% for Class A and 2.25% for Class C. If, in any calendar year, the average net assets of the Real Estate Portfolio are less than $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $500 million, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $1 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C. In any calendar year, the expenses of the In-come Portfolio may not exceed 1.35% for Class A and 1.70% for Class C, and the expenses of the Cash Management Portfolio may not exceed 0.95% of average net assets. The Adviser has agreed to reimburse the Income Portfolio for a three-year period beginning October 1, 1995, so that the expenses shall not exceed 1.10% for Class A and 1.45% for Class C of average net assets per annum.
  At June 30, 1997, 1.31% of the outstanding capital shares of Cash Management were owned by affiliated parties.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of U.S. Government Securities were:

                                                          PURCHASES     SALES
                                                         -----------------------
Flex.................................................... $28,888,206 $ 5,401,563
MultiFlex...............................................  23,167,767   8,797,396
Income..................................................           0     958,270

  The aggregate cost of purchases and proceeds from sales of all other securi-ties (excluding all short-term securities) were:

                                                          PURCHASES     SALES
                                                         -----------------------
Flex.................................................... $14,042,849 $30,236,886
Equity..................................................  13,583,695  17,853,242
MultiFlex...............................................  93,829,413  63,314,918
International Value.....................................  25,840,378   4,581,647
Real Estate.............................................  16,599,108   6,251,353

NOTE 4 -- UNREALIZED APPRECIATION AND DEPRECIATION. At June 30, 1997, the gross unrealized appreciation and depreciation of securities for federal income tax purposes was as follows:

                                                                       NET
                                         GROSS         GROSS        UNREALIZED
                                       UNREALIZED    UNREALIZED    APPRECIATION
                                      APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                      ------------------------------------------
Flex................................. $163,344,223  $(5,337,482)   $158,006,741
Equity...............................   61,475,456     (812,114)     60,663,342
MultiFlex............................   66,023,882   (1,649,020)     64,374,862
International Value..................   16,170,213     (313,894)     15,856,319
Real Estate..........................    4,813,031      (12,124)      4,800,907
Income...............................      253,247     (604,716)       (351,469)

NOTE 5 -- CAPITAL SHARES. The authorized capital stock of the Fund consists of 10,075,000,000 shares of common stock having a par value of $0.001 per share. The authorized capital stock of the Fund has been classified as 10,000,000 shares of each of the Equity, Income, Real Estate and International Value Portfolios; 15,000,000 shares of MultiFlex Portfolio; 20,000,000 shares of Flex Portfolio; and 10,000,000,000 shares of the Cash Management Portfolio. Authorized shares of each Portfolio are divided between Class A and Class C shares, as follows:

PORTFOLIO NAME                                     CLASS A SHARES CLASS C SHARES
- --------------------------------------------------------------------------------
Flex..............................................     7,500,000     12,500,000
Equity............................................     5,000,000      5,000,000
MultiFlex.........................................     5,000,000     10,000,000
International Value...............................     5,000,000      5,000,000
Real Estate.......................................     5,000,000      5,000,000
Income............................................     5,000,000      5,000,000
Cash Management................................... 5,000,000,000  5,000,000,000

CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:

                                          FLEX FUND                                       EQUITY FUND
                        ------------------------------------------------  ----------------------------------------------
                             SIX MONTHS                                        SIX MONTHS
                         ENDED JUNE 30, 1997          YEAR ENDED           ENDED JUNE 30, 1997         YEAR ENDED
                             (UNAUDITED)           DECEMBER 31, 1996           (UNAUDITED)          DECEMBER 31, 1996
                        ----------------------  ------------------------  ----------------------  ----------------------
                         SHARES      VALUE        SHARES       VALUE       SHARES      VALUE       SHARES      VALUE
                       --------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
CLASS A
Shares sold............   83,766  $  5,977,763         --            --     15,116  $  1,392,818       --            --
Shares issued from
 reinvestment of
 distributions.........      871        64,028         --            --        314        29,932       --            --
                       --------------------------------------------------------------------------------------------
                          84,637     6,041,791                              15,430     1,422,750
Shares repurchased.....      (19)       (5,204)        --            --          0             0       --            --
                       --------------------------------------------------------------------------------------------
NET INCREASE...........   84,618  $  6,036,587         --            --     15,430  $  1,422,750       --            --
                       --------------------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------------------
CLASS C
Shares sold............  681,732  $ 47,557,337   1,649,247  $107,726,947   115,881  $ 10,284,146   263,161  $ 19,738,118
Shares issued from
 reinvestment of
 distributions.........   51,839     3,761,280     414,833    27,317,233    34,997     3,349,140     3,271       248,270
                       --------------------------------------------------------------------------------------------
                         733,571    51,318,617   2,064,080   135,044,180   150,878    13,633,286   266,432    19,986,388
Shares repurchased..... (524,268)  (36,560,129) (1,070,366)  (70,387,939) (142,099)  (12,608,474) (209,472)  (15,845,974)
                       --------------------------------------------------------------------------------------------
NET INCREASE...........  209,303  $ 14,758,488     993,714  $ 64,656,241     8,779  $  1,024,812    56,960  $  4,140,414
                       --------------------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------------------

                                        MULTIFLEX FUND                            INTERNATIONAL VALUE FUND
                          ----------------------------------------------  -------------------------------------------
                               SIX MONTHS                                     SIX MONTHS
                           ENDED JUNE 30, 1997         YEAR ENDED         ENDED JUNE 30, 1997        YEAR ENDED
                               (UNAUDITED)          DECEMBER 31, 1996         (UNAUDITED)        DECEMBER 31, 1996
                          ----------------------  ----------------------  --------------------  ---------------------
                           SHARES       VALUE      SHARES       VALUE     SHARES      VALUE      SHARES      VALUE
                          -------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
CLASS A
Shares sold.............     44,879  $ 2,428,734        --           --    34,336  $ 1,972,994       --           --
Shares issued from
 reinvestment of
 distributions..........        838       47,484        --           --       154        9,419       --           --
                          -------------------------------------------------------------------------------------------
                             45,717    2,476,218                           34,490    1,982,413
Shares repurchased......         (4)      (3,391)       --           --      (867)     (50,657)      --           --
                          -------------------------------------------------------------------------------------------
NET INCREASE............     45,713  $ 2,472,827        --           --    33,623  $ 1,931,756       --           --
                          ===========================================================================================
        CLASS C
Shares sold.............    960,464  $51,579,183  1,650,164  $80,727,974  461,455  $25,478,741   793,073  $37,650,713
Shares issued from
 reinvestment of
 distributions..........     79,194    4,496,208    173,184    8,779,155    2,753      168,348     1,093       52,532
                          -------------------------------------------------------------------------------------------
                          1,039,658   56,075,391  1,823,348   89,507,129  464,208   25,647,089   794,166   37,703,245
Shares repurchased......   (346,373) (18,659,345)  (482,083) (23,777,288) (83,226)  (4,726,002)  (39,722)  (1,926,238)
                          -------------------------------------------------------------------------------------------
NET INCREASE............    693,285  $37,416,046  1,341,265  $65,729,841  380,982  $20,921,087   754,444  $35,777,007
                          ===========================================================================================
                                       REAL ESTATE FUND                                 INCOME FUND
                          ----------------------------------------------  -------------------------------------------
                               SIX MONTHS                                     SIX MONTHS
                           ENDED JUNE 30, 1997         YEAR ENDED         ENDED JUNE 30, 1997        YEAR ENDED
                               (UNAUDITED)          DECEMBER 31, 1996         (UNAUDITED)        DECEMBER 31, 1996
                          ----------------------  ----------------------  --------------------  ---------------------
                           SHARES       VALUE      SHARES       VALUE     SHARES      VALUE      SHARES      VALUE
                          -------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
CLASS A
Shares sold.............     24,187  $ 1,372,917        --           --       592  $    29,848       --           --
Shares issued from
 reinvestment of
 distributions..........        317       18,059        --           --        19          919       --           --
                          -------------------------------------------------------------------------------------------
                             24,504    1,390,976                              611       30,767
Shares repurchased......        (18)        (981)       --           --         0            0       --           --
                          -------------------------------------------------------------------------------------------
NET INCREASE............     24,486  $ 1,389,995        --           --       611  $    30,767       --           --
                          ===========================================================================================
CLASS C
Shares sold.............    184,443  $10,424,045    235,928  $10,888,988   42,558  $ 2,068,504    92,901  $ 4,592,854
Shares issued from
 reinvestment of
 distributions..........      5,616      320,698      8,603      421,963   11,737      567,354    26,073    1,278,365
                          -------------------------------------------------------------------------------------------
                            190,059   10,744,743    244,531   11,310,951   54,295    2,635,858   118,974    5,871,219
Shares repurchased......    (18,553)  (1,049,223)   (11,611)    (537,387) (83,272)  (4,040,614) (196,204)  (9,686,365)
                          -------------------------------------------------------------------------------------------
NET INCREASE (DECREASE).    171,506  $ 9,695,520    232,920  $10,773,564  (28,977) ($1,404,756) (77,230)  ($3,815,146)
                          ===========================================================================================

                              CASH MANAGEMENT FUND
                 --------------------------------------------------
                       SIX MONTHS
                   ENDED JUNE 30, 1997           YEAR ENDED
                       (UNAUDITED)            DECEMBER 31, 1996
                 ------------------------  ------------------------
                   SHARES        VALUE       SHARES        VALUE
                 --------------------------------------------------
CAPITAL SHARE
  TRANSACTIONS
CLASS A
Shares sold.....     148,177  $   148,177          --           --
Shares issued
 from
 reinvestment of
 distributions..       2,400        2,400          --           --
                 --------------------------------------------------
                     150,577      150,577
Shares
 repurchased....     (14,800)     (14,800)         --           --
                 --------------------------------------------------
NET INCREASE....     135,777  $   135,777          --           --
                 ==================================================
CLASS C
Shares sold.....  11,078,374  $11,078,374   35,844,336  $35,844,336
Shares issued
 from
 reinvestment of
 distributions..     199,174      199,174      487,618      487,618
                 --------------------------------------------------
                  11,277,548   11,277,548   36,331,954   36,331,954
Shares
 repurchased.... (18,741,865) (18,741,865) (40,824,498) (40,824,498)
                 --------------------------------------------------
NET DECREASE....  (7,464,317) ($7,464,317)  (4,492,544) ($4,492,544)
                 ==================================================

NOTE 6 -- FOREIGN SECURITIES. Certain Portfolios invest in American Depositary Receipts of foreign companies. Underlying the American Depositary Receipts are investments in foreign securities. Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, re-evaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U. S. companies and markets.

NOTE 7 -- TRANSACTIONS WITH AFFILIATES. The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement (effective July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement).
  Pension expenses for Flex, Equity, MultiFlex, International, Real Estate and Income for the six months ended June 30, 1997 of $1,978, $568, $981, $140, $50 and $134, respectively, are included in Directors' Fees and Expenses in the Statement of Operations. Unfunded accrued pension costs for Flex, Equity, MultiFlex, Income and Cash Management Funds of $14,718, $4,387, $7,091, $1,194 and $273, respectively, and pension liabilities for Flex, Equity, MultiFlex, International, Real Estate, Income and Cash Management of $27,793, $8,319, $13,014, $140, $50, $2,354 and $824, respectively, are included in other as-sets and liabilities in the Statement of Assets and Liabilities.

NOTE 8 -- In accordance with the terms of an agreement approved by Relative Return Bond Fund shareholders on December 15, 1995, the Income Fund issued 64,390 of its capital shares in exchange for the net assets of Relative Return Bond Fund of $3,327,189, including $147,389 of unrealized appreciation; combined net assets were $31,571,199 as of the merger date. Shareholders of Relative Return Bond Fund received .788 shares of Income Fund for each share of Relative Return Bond Fund. The transaction, which was a tax-free exchange, has been accounted for by combining the assets and liabilities of each Fund at their value on the date of the merger. The identified cost of investments were similarly combined.

NOTE 9 -- SUBSEQUENT EVENT. AIM Advisors, Inc. became the investment adviser to the Fund effective August 4, 1997, as approved by the shareholders of the Fund at the meeting held July 9, 1997 (see page 25 for further information).

INVESCO Advisor Funds, Inc.
SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders was held on January 31, 1997. At the meet-ing, shareholders of the Funds were asked to consider the following:

1. A new Investment Advisory Agreement with Invesco Services, Inc. ("ISI") (shareholders of all portfolios)

2. A new Sub-Advisory Agreement between ISI and INVESCO Capital Management, Inc. ("ICM") (for shareholders of Equity Fund, Flex Fund, International Value Fund and Income Fund only).

  A new Sub-Advisory Agreement between ISI and INVESCO Management & Research, Inc. ("IMR") (for shareholders of Multiflex Fund only).

  A new Sub-Advisory Agreement between ISI and INVESCO Realty Advisors, Inc. ("IRA") (for shareholders of Real Estate Fund only).

3. Election of a new Board of Trustees (shareholders of all Funds).

4. Ratify the selection of Price Waterhouse LLP as independent auditors.

The result of all matters voted on by shareholders of the Funds at the Special Meeting held on January 31, 1997 were as follows:

1. Approval of Investment Advisory Agreement

 INVESCO Advi-
  sor Equity
  Portfolio      1,143,589 (95.4% of votes cast)
 INVESCO Advi-
  sor Flex
  Portfolio      4,311,558 (95.0% of votes cast)
 INVESCO Advi-
  sor Income
  Portfolio        321,599 (89.6% of votes cast)
 INVESCO Advi-
  sor Interna-
  tional Value
  Portfolio        678,381 (92.5% of votes cast)
 INVESCO Advi-
  sor
  MultiFlex
  Portfolio      2,763,987 (94.2% of votes cast)
 INVESCO Advi-
  sor Real Es-
  tate Portfo-
  lio              217,987 (97.0% of votes cast)
 INVESCO Advi-
  sor Cash
  Management
  Portfolio     16,004,582 (99.3% of votes cast)

2. Approval of new Sub-Advisory Agreement

 INVESCO Advi-
  sor Equity
  Portfolio      1,127,774 (94.1% of votes cast)
 INVESCO Advi-
  sor Flex
  Portfolio      4,297,439 (94.7% of votes cast)
 INVESCO Advi-
  sor Income
  Portfolio        320,517 (89.3% of votes cast)
 INVESCO Advi-
  sor Interna-
  tional Value
  Portfolio        678,622 (92.5% of votes cast)
 INVESCO Advi-
  sor
  MultiFlex
  Portfolio      2,756,543 (94.0% of votes cast)
 INVESCO Advi-
  sor Real Es-
  tate Portfo-
  lio              218,291 (97.1% of votes cast)
 INVESCO Advi-
  sor Cash
  Management    15,977,357 (99.1% of votes cast)

3. Election of Trustees

 Charles W. Brady       25,893,697 (99.2% of votes cast)
 Dan J. Hesser          25,893,435 (99.2% of votes cast)
 Fred A. Deering        25,894,230 (99.2% of votes cast)
 Victor L. Andrews      25,894,925 (99.2% of votes cast)
 Bob R. Baker           25,846,802 (99.0% of votes cast)
 Lawrence H. Budner     25,845,204 (99.0% of votes cast)
 Daniel D. Chabris      25,851,164 (99.0% of votes cast)
 A.D. Frazier, Jr.      25,867,574 (99.1% of votes cast)
 Hubert L. Harris, Jr.  25,893,674 (99.2% of votes cast)
 Kenneth T. King        25,881,471 (99.2% of votes cast)
 John W. McIntyre       25,893,746 (99.2% of votes cast)

4.Ratify selection of Independent Auditors

 INVESCO Advi-
  sor Equity
  Portfolio      1,144,512 (95.5% of votes cast)
 INVESCO Advi-
  sor Flex
  Portfolio      4,393,989 (96.8% of votes cast)
 INVESCO Advi-
  sor Income
  Portfolio        331,749 (92.4% of votes cast)
 INVESCO Advi-
  sor Interna-
  tional Value
  Portfolio        685,211 (93.4% of votes cast)
 INVESCO Advi-
  sor
  MultiFlex
  Portfolio      2,818,060 (96.1% of votes cast)
 INVESCO Advi-
  sor Real Es-
  tate Portfo-
  lio              220,980 (98.3% of votes cast)
 INVESCO Advi-
  sor Cash
  Management
  Portfolio     15,862,537 (98.4% of votes cast)

INVESCO Advisor Funds, Inc.
SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders was held on July 9, 1997. At the meeting, shareholders of the Funds were asked to consider the following:

1. A new Investment Advisory Agreement with AIM Advisors, Inc. ("AIM") (shareholders of all portfolios)

2. A new Sub-Advisory Agreement between AIM and INVESCO Capital Management, Inc. ("ICM") (for shareholders of Equity Fund, Flex Fund and Income Fund only).

  A new Sub-Advisory Agreement between AIM and INVESCO Management & Research, Inc. ("IMR") (for shareholders of Multiflex Fund only).

  A new Sub-Advisory Agreement between AIM and INVESCO Realty Advisors, Inc. ("IRA") (for shareholders of Real Estate Fund only).

3. A new Sub-Advisory Agreement with INVESCO Global Asset Management, Limited (for shareholders of International Value Fund only).

4. Election of a new Board of Trustees (shareholders of all Funds).

5. Approve amended investment restrictions (shareholders of all Funds).

The result of all matters voted on by shareholders of the Funds at the Special Meeting held on July 9, 1997 were as follows:

1. Approval of Investment Advisory Agreement

 INVESCO Advisor Equity Portfolio                 930,214 (94.4% of votes cast)
 INVESCO Advisor Flex Portfolio                 4,100,359 (94.0% of votes cast)
 INVESCO Advisor Income Portfolio                 267,288 (93.6% of votes cast)
 INVESCO Advisor International Value Portfolio    600,807 (91.1% of votes cast)
 INVESCO Advisor MultiFlex Portfolio            2,742,182 (93.0% of votes cast)
 INVESCO Advisor Real Estate Portfolio            317,988 (93.8% of votes cast)
 INVESCO Advisor Cash Management Portfolio      4,593,432 (94.5% of votes cast)

2 and 3. Approval of new Sub-Advisory Agreement

 INVESCO Advisor Equity Portfolio                 927,232 (94.1% of votes cast)
 INVESCO Advisor Flex Portfolio                 4,100,359 (93.8% of votes cast)
 INVESCO Advisor Income Portfolio                 267,288 (94.4% of votes cast)
 INVESCO Advisor MultiFlex Portfolio            2,742,182 (92.8% of votes cast)
 INVESCO Advisor Real Estate Portfolio            317,988 (93.8% of votes cast)
 INVESCO Advisor International Value Portfolio    601,427 (91.2% of votes cast)

INVESCO Advisor Funds, Inc.
SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)--(CONTINUED)


4. Election of Trustees

 Charles T. Bauer   14,301,663 (96.7% of votes cast)
 Bruce L. Crockett  14,333,450 (96.9% of votes cast)
 Owen Daly II       14,315,469 (96.8% of votes cast)
 Jack Fields        14,309,241 (96.8% of votes cast)
 Carl Frischling    14,325,211 (96.9% of votes cast)
 Robert H. Graham   14,328,888 (96.9% of votes cast)
 John F. Kroeger    14,279,060 (96.6% of votes cast)
 Lewis F. Pennock   14,325,898 (96.9% of votes cast)
 Ian W. Robinson    14,284,791 (96.6% of votes cast)
 Louis S. Sklar     14,331,039 (96.9% of votes cast)

5.Approval of Amended Investment Restrictions

 INVESCO Advisor Equity Portfolio                 805,409 (91.0% of votes cast)
 INVESCO Advisor Flex Portfolio                 3,589,811 (90.3% of votes cast)
 INVESCO Advisor Income Portfolio                 239,437 (89.6% of votes cast)
 INVESCO Advisor International Value Portfolio    540,220 (87.8% of votes cast)
 INVESCO Advisor MultiFlex Portfolio            2,386,175 (89.2% of votes cast)
 INVESCO Advisor Real Estate Portfolio            252,240 (89.4% of votes cast)
 INVESCO Advisor Cash Management Portfolio      4,602,408 (95.4% of votes cast)

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS

  The table below sets forth financial data for a capital share outstanding throughout each period presented.

                                                    FLEX FUND
                             SIX MONTHS
                           ENDED JUNE 30,                YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------
                                1997             1996      1995      1994      1993      1992
                           ---------------------------------------------------------------------
                            (UNAUDITED)
                          CLASS A   CLASS C
                           ---------------------------------------------------------------------
Net asset value,
 beginning of period....  $ 66.51   $  66.51   $  62.64  $  50.50  $  54.16  $  51.04  $  49.35
                           ---------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income...     1.07       0.57       1.18      1.29      1.26      1.10      1.39
Net gain (loss) on
 securities (both
 realized and
 unrealized)............     7.97       8.19       7.25     12.38     (0.91)     4.22      2.37
                           ---------------------------------------------------------------------
Total from investment
 operations.............     9.04       8.76       8.43     13.67      0.35      5.32      3.76
                           ---------------------------------------------------------------------
DISTRIBUTIONS
Dividends (from net
 investment income).....    (1.04)     (0.58)     (1.17)    (1.29)    (1.25)    (1.09)    (1.35)
Distributions (from
 capital gains).........    (0.01)     (0.01)     (3.39)    (0.24)    (2.76)    (1.11)    (0.72)
                           ---------------------------------------------------------------------
Total distributions.....    (1.05)     (0.59)     (4.56)    (1.53)    (4.01)    (2.20)    (2.07)
                           ---------------------------------------------------------------------
Net asset value, end of
 period.................  $ 74.50   $  74.68   $  66.51  $  62.64  $  50.50  $  54.16  $  51.04
                           ---------------------------------------------------------------------
                           ---------------------------------------------------------------------
TOTAL RETURN/1/.........    13.63%#    13.20%#    13.61%    27.30%     0.64%    10.48%     7.72%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in 000's)......  $ 6,303   $565,701   $489,918  $399,162  $243,848  $274,349  $165,727
Ratio of expenses to
 average net assets*....     0.73%#     1.10%#     2.26%     2.28%     2.25%     2.25%     2.17%
Ratio of net investment
 income to average
 net assets*............     1.19%#     0.82%#     1.81%     2.28%     2.32%     2.10%     2.81%
Portfolio turnover rate.        7%#        7%#       26%        5%       36%       27%       15%
Average commission rate
 paid...................  $0.0518   $ 0.0518   $ 0.0549       --        --        --        --

/1Total/return assumes dividend reinvestment and does not reflect the effect of sales charges.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $18,993 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 2.26% and the ratio of net investment income to average net assets would have been 2.09%.

# Not annualized.

  The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each period presented.

                                                 EQUITY FUND
                             SIX MONTHS
                           ENDED JUNE 30,               YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------
                                1997             1996      1995     1994     1993     1992
                            -----------------------------------------------------------------
                            (UNAUDITED)
                          CLASS A   CLASS C
                            -----------------------------------------------------------------
Net asset value, begin-
 ning of period.........  $ 82.29   $  82.29   $  70.41  $  55.83  $ 59.61  $ 63.27  $ 63.38
                            -----------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income
 (loss).................     0.55      (0.01)      0.18      0.41     0.36     0.41     0.60
Net gain on securities
 (both realized
 and unrealized)........    14.85      15.06      11.90     16.44     1.26     5.40     2.44
                            -----------------------------------------------------------------
Total from investment
 operations.............    15.40      15.05      12.08     16.85     1.62     5.81     3.04
                            -----------------------------------------------------------------
DISTRIBUTIONS
Dividends (from net
 investment income).....    (0.61)     (0.01)     (0.20)    (0.41)   (0.36)   (0.41)   (0.57)
Distributions (from
 capital gains).........    (2.57)     (2.57)      0.00     (1.86)   (5.04)   (9.06)   (2.58)
                            -----------------------------------------------------------------
Total distributions.....    (3.18)     (2.58)     (0.20)    (2.27)   (5.40)   (9.47)   (3.15)
                            -----------------------------------------------------------------
Net asset value, end of
 period.................  $ 94.51   $  94.76   $  82.29  $  70.41  $ 55.83  $ 59.61  $ 63.27
                            -----------------------------------------------------------------
                            -----------------------------------------------------------------
TOTAL RETURN/1/.........    18.70%#    18.26%#    17.17%    30.28%    2.69%    9.16%    4.84%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in 000's)......  $ 1,458   $159,080   $137,416  $113,573  $77,929  $86,659  $91,146
Ratio of expenses to
 average net assets*....     0.73%#     1.10%#     2.26%     2.28%    2.25%    2.25%    2.18%
Ratio of net investment
 income to average
 net assets*............     0.37%#     0.00%#     0.24%     0.64%    0.61%    0.62%    0.90%
Portfolio turnover rate.       10%#       10%#       19%       17%      21%      47%      41%
Average commission rate
 paid...................  $0.0478   $ 0.0478   $ 0.0590       --       --       --       --

/1Total/return assumes dividend reinvestment and does not reflect the effect of sales charges.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $3,227 for 1993. If such expenses had not been absorbed, the ratio of expenses to average net assets for 1993 would have been 2.25% and the ratio of net investment income to average net assets for 1993 would have been 0.62%.

# Not annualized.

  The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each period presented.

                                                  MULTIFLEX FUND
                             SIX MONTHS                                         FOR THE PERIOD
                           ENDED JUNE 30,        YEAR ENDED DECEMBER 31,      NOV. 17, 1993/2/ TO
                          ------------------   ----------------------------      DEC. 31, 1993
                                1997             1996      1995      1994
                                   --------------------------------------------------------------
                            (UNAUDITED)
                          CLASS A   CLASS C
                                   --------------------------------------------------------------
Net asset value,
 beginning of period....  $ 52.54   $  52.54   $  46.71  $  39.13  $  40.16         $ 40.00
                                   --------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income...     0.63       0.30       0.55      0.64      0.62            0.02
Net gain (loss) on
 securities (both
 realized and
 unrealized)............     5.28       5.43       7.31      7.75     (1.03)           0.16
                                   --------------------------------------------------------------
Total from investment
 operations.............     5.91       5.73       7.86      8.39     (0.41)           0.18
                                   --------------------------------------------------------------
DISTRIBUTIONS
Dividends (from net
 investment income).....    (0.64)     (0.30)     (0.53)    (0.64)    (0.62)          (0.02)
Distributions (from
 capital gains).........    (0.59)     (0.59)     (1.50)    (0.17)     0.00            0.00
                                   --------------------------------------------------------------
Total distributions.....    (1.23)     (0.89)     (2.03)    (0.81)    (0.62)          (0.02)
                                   --------------------------------------------------------------
Net asset value, end of
 period.................  $ 57.22   $  57.38   $  52.54  $  46.71  $  39.13         $ 40.16
                                   --------------------------------------------------------------
                                   --------------------------------------------------------------
TOTAL RETURN/1/.........    11.29%#    10.92%#    17.03%    21.58%    (1.02%)          0.46%#
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in 000's)......  $ 2,616   $331,225   $266,843  $174,592  $120,220         $12,241
Ratio of expenses to
 average net assets.....     0.84%#     1.21%#     2.45%     2.50%     2.49%           2.50%*
Ratio of net investment
 income to average net
 assets.................     0.95%#     0.58%#     1.16%     1.53%     2.01%           1.09%*
Portfolio turnover rate.       25%#       25%#       62%       50%       81%           0.53%#
Average commission rate
 paid...................  $0.0586   $ 0.0586   $ 0.0577       --        --              --

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

/2/Commencement of operations.

*Annualized.

#Not annualized.

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each period presented.

                                         INTERNATIONAL VALUE FUND
                                SIX MONTHS          YEAR ENDED
                              ENDED JUNE 30,         JUNE 30,   FOR THE PERIOD
                              -----------------   ------------ MAY 1, 1995/2/ TO
                                   1997               1996       DEC. 31, 1995
                              --------------------------------------------------
                                (UNAUDITED)
                              CLASS A   CLASS C
                              --------------------------------------------------
Net asset value, beginning
 of period..................  $ 53.68   $ 53.68     $ 44.51         $40.00
                              --------------------------------------------------
INVESTMENT OPERATIONS
Net investment income
 (loss).....................     0.50      0.23       (0.05)          0.00
Net gain on securities (both
 realized and unrealized)...     7.55      7.60        9.37           4.51
                              --------------------------------------------------
Total from investment
 operations.................     8.05      7.83        9.32           4.51
                              --------------------------------------------------
DISTRIBUTIONS
Dividends (from net
 investment income).........    (0.44)    (0.22)       0.00           0.00
Distributions (from capital
 gains).....................    (0.05)    (0.05)      (0.15)          0.00
                              --------------------------------------------------
Total distributions.........    (0.49)    (0.27)      (0.15)          0.00
                              --------------------------------------------------
Net asset value, end of
 period.....................  $ 61.24   $ 61.24     $ 53.68         $44.51
                              ==================================================
TOTAL RETURN/1/.............    15.01%#   14.59%#     20.99%         11.28%#
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in 000's).................  $ 2,059   $82,553     $51,916         $9,467
Ratio of expenses to average
 net assets.................     0.85%#    1.22%#      2.50%          2.50%*
Ratio of net investment
 income to average net
 assets.....................     0.82%#    0.45%#     (0.16%)         0.03%*
Portfolio turnover rate.....        7%#       7%#         5%             2%#
Average commission rate
 paid.......................  $0.0575   $0.0575     $0.0602            --

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

/2/Commencement of operations.

*Annualized.

#Not annualized.

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each period presented.

                                            REAL ESTATE FUND
                               SIX MONTHS          YEAR ENDED
                             ENDED JUNE 30,       DECEMBER 31,  FOR THE PERIOD
                             -----------------   ------------- MAY 1, 1995/2/ TO
                                  1997               1996        DEC. 31, 1995
                             ---------------------------------------------------
                               (UNAUDITED)
                             CLASS A   CLASS C
                             ---------------------------------------------------
Net asset value, beginning
 of period.................  $ 56.77   $ 56.77      $ 43.02         $40.00
                             ---------------------------------------------------
INVESTMENT OPERATIONS
Net investment income......     0.93      0.57         1.30           0.64
Net gain on securities
 (both realized and
 unrealized)...............     1.76      1.91        14.06           3.00
                             ---------------------------------------------------
Total from investment
 operations................     2.69      2.48        15.36           3.64
                             ---------------------------------------------------
DISTRIBUTIONS
Dividends (from net
 investment income)........    (0.95)    (0.63)       (1.23)         (0.62)
Distributions (from capital
 gains)....................    (0.08)    (0.08)       (0.38)          0.00
                             ---------------------------------------------------
Total distributions........    (1.03)    (0.71)       (1.61)         (0.62)
                             ---------------------------------------------------
Net asset value, end of
 period....................  $ 58.43   $ 58.54      $ 56.77         $43.02
                             ===================================================
TOTAL RETURN/1/............     4.79%#    4.41%#      36.43%          9.12%#
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in 000's)................  $ 1,431   $31,245      $20,566         $5,565
Ratio of expenses to
 average net assets........     0.80%#    1.17%#       2.40%          2.40%*
Ratio of net investment
 income to average net
 assets....................     1.59%#    1.22%#       3.21%          4.68%*
Portfolio turnover rate....       25%#      25%#         25%             7%#
Average commission rate
 paid......................  $0.0599   $0.0599      $0.0601            --

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

/2/Commencement of operations.

*Annualized.

#Not annualized.

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each period presented.

                                                INCOME FUND
                            SIX MONTHS
                          ENDED JUNE 30,              YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------------------
                               1997            1996      1995     1994      1993     1992
                          -----------------------------------------------------------------
                            (UNAUDITED)
                          CLASS A   CLASS C
                          -----------------------------------------------------------------
Net asset value,
 beginning of period....  $48.87    $ 48.87   $ 52.22   $ 45.33  $ 48.60   $ 47.41  $ 47.77
                          -----------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income...    1.45       1.33      2.61      2.44     2.40      2.28     2.57
Net gain (loss) on
 securities (both
 realized
 and unrealized)........   (0.36)     (0.31)    (3.31)     6.91    (3.27)     1.20    (0.37)
                          -----------------------------------------------------------------
Total from investment
 operations.............    1.09       1.02     (0.70)     9.35    (0.87)     3.48     2.20
                          -----------------------------------------------------------------
DISTRIBUTIONS
Dividends (from net
 investment income).....   (1.53)     (1.35)    (2.65)    (2.46)   (2.40)    (2.29)   (2.56)
                          -----------------------------------------------------------------
Total distributions.....   (1.53)     (1.35)    (2.65)    (2.46)   (2.40)    (2.29)   (2.56)
                          -----------------------------------------------------------------
Net asset value, end of
 period.................  $48.43    $ 48.54   $ 48.87   $ 52.22  $ 45.33   $ 48.60  $ 47.41
                          =================================================================
TOTAL RETURN/1/.........    2.26%#     2.13%#   (1.23%)   21.12%   (1.80%)    7.39%    4.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in 000's)......  $   29    $24,575   $26,162   $31,986  $25,467   $42,872  $47,096
Ratio of expenses to
 average net assets*....    0.55%#     0.72%#    1.51%     2.19%    2.25%     2.25%    2.25%
Ratio of net investment
 income to average net
 assets*................    2.91%#     2.74%#    5.30%     4.94%    5.09%     4.56%    5.48%
Portfolio turnover rate.       0%#        0%#      34%       24%      59%       92%      16%

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $31,132, $72,341, $17,720 and $17,632, for the six months ended June 30, 1997 and the years ended 1996, 1995 and 1993, respectively. If such expenses had not been absorbed, the ratio of expenses to average net assets would have been 0.68%, 0.85%, 1.76%, 2.25% and 2.29%, for Class A and Class C for the six months ended June 30, 1997 and the years ended 1996, 1995, and 1993, respectively.
   The ratio of net investment income to average net assets would have been 2.79%, 2.62%, 5.05%, 4.88% and 4.52%, for Class A and Class C for the six months ended June 30, 1997 and the years ended 1996, 1995 and 1993, respectively.

#  Not annualized.

   The accompanying notes are an integral part of these financial statements.

INVESCO Advisor Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)

  The table below sets forth financial data for a capital share outstanding throughout each period presented.

                                           CASH MANAGEMENT FUND
                            SIX MONTHS
                          ENDED JUNE 30,              YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------
                               1997            1996     1995     1994     1993     1992
                          ---------------------------------------------------------------
                            (UNAUDITED)
                          CLASS A   CLASS C
                          ---------------------------------------------------------------
Net asset value,
 beginning of period....  $ 1.00    $ 1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          ---------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income...    0.02      0.02       0.04     0.05     0.03     0.02     0.03
                          ---------------------------------------------------------------
DISTRIBUTIONS
Dividends (from net
 investment income).....   (0.02)    (0.02)     (0.04)   (0.05)   (0.03)   (0.02)   (0.03)
                          ---------------------------------------------------------------
Net asset value, end of
 period.................  $ 1.00    $ 1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          ===============================================================
TOTAL RETURN/1/.........    2.23%#    2.23%#     4.48%    5.04%    3.30%    2.20%    3.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in 000's)......  $  136    $8,481    $15,946  $20,439  $15,212  $13,827  $20,431
Ratio of expenses to
 average net assets*....    0.48%#    0.48%#     1.04%    1.00%    1.00%    0.95%    0.73%
Ratio of net investment
 income to average net
 assets*................    2.23%#    2.23%#     4.36%    4.91%    3.23%    2.17%    2.94%

/1/Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

* INVESCO Capital Management, Inc. voluntarily absorbed certain expenses of the Fund aggregating $15,099 and $38,925 for 1993 and 1992, respectively. If such expenses had not been absorbed the ratio of expenses to average net assets would have been 1.03% and 0.92% for 1993 and 1992, respectively, and the ratio of net investment income to average net assets would have been 2.09% and 2.75% for 1993 and 1992, respectively.

#  Not annualized.

  The accompanying notes are an integral part of these financial statements.

                             INVESCO SERVICES, INC.
                               Investment Advisor
                                    Manager
                                  Distributor

                        INVESCO CAPITAL MANAGEMENT, INC.
                                  Sub-Advisor:
                           INVESCO Advisor Flex Fund
                          INVESCO Advisor Equity Fund
                    INVESCO Advisor International Value Fund
                          INVESCO Advisor Income Fund
                      INVESCO Advisor Cash Management Fund

                      INVESCO MANAGEMENT & RESEARCH, INC.
                                  Sub-Advisor:
                         INVESCO Advisor MultiFlex Fund

                         INVESCO REALTY ADVISORS, INC.
                                  Sub-Advisor:
                        INVESCO Advisor Real Estate Fund

                            FUND/PLAN SERVICES, INC.
                        Transfer Agent and Administrator

                                 UMB BANK, N.A.
                                   Custodian

                              PRICE WATERHOUSE LLP
                            Independent Accountants

                                      LOGO
                     OF INVESCO SERVICES, INC. APPEARS HERE

                             Invesco Services, Inc.
                          1355 Peachtree Street, N.E.
                             Atlanta, Georgia 30309
                                 (404) 892-0666
                                 (800) 972-9030

                      This information must be preceded or
                      accompanied by a current prospectus

                                    ADV-SAR-1

                               SEMIANNUAL REPORT

                                        ---------------------------------------

                   June 30, 1997


                                      LOGO
                     OF INVESCO SERVICES, INC. APPEARS HERE

                                AIM FUNDS GROUP

                      REGISTRATION STATEMENT ON FORM N-14
                                     PART C


      ITEM 15:  Indemnification

      The Registrant's Agreement and Declaration of Trust, dated May 5, 1993, as amended, provides, among other things, (i) that trustees shall not be liable for any act or omission or any conduct whatsoever (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees and officers to the fullest extent permitted by the Delaware Business Trust Act; and (iii) that the shareholders and former shareholders of the Registrant are held harmless by the Registrant (or applicable portfolio or class) from personal liability arising from their status as such, and are indemnified by the Registrant (or applicable portfolio or class) against all loss and expense arising from such personal liability in accordance with the Registrant's By-Laws and applicable law.

      A I M Advisors, Inc., the Registrant and other investment companies managed by A I M Advisors, Inc., their respective officers, trustees, directors and employees are insured under an Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $15,000,000 limit of liability.


            ITEM 16:  Exhibits

 (1)  -     (a)    Agreement and Declaration of Trust of Registrant was filed electronically as an Exhibit to Post- Effective Amendment
                   No. 70 to Registrant's Registration Statement on Form N-1A,
                   File No. 2-27334 (the "Registration Statement") on November
                   17, 1995, and is hereby incorporated by reference.

      -     (b)    First Amendment to Agreement and Declaration of Trust of
                   Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 70 to Registrant's Registration
                   Statement on November 17, 1995, and is hereby incorporated by reference.

      -     (c)    Second Amendment to the Agreement and Declaration of Trust
                   of Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 70 to Registrant's Registration
                   Statement on November 17, 1995, and is hereby incorporated by reference.

      -     (d)    Third Amendment to the Agreement and Declaration of Trust of
                   Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 70 to Registrant's Registration
                   Statement on November 17, 1995, and is hereby incorporated by reference.

      -     (e)    Fourth Amendment to Agreement and Declaration of Trust of
                   the Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 72 to Registrant's Registration
                   Statement on April 28, 1997, and is hereby incorporated by reference.

      -     (f)    Fifth Amendment to Agreement and Declaration of Trust of the
                   Registrant was filed as an Exhibit to Post-Effective
                   Amendment No. 73 to Registrant's Registration statement on
                   July 25, 1997, and is hereby incorporated by reference.

 (2)  -     Amended and Restated By-Laws of the Registrant were filed
            electronically as an Exhibit to Post-Effective Amendment No. 72 to Registrant's Registration Statement on April 28, 1997, and are hereby incorporated by reference.

 (3)  -     Voting Trust Agreements - None.

 (4)        (a)    Agreement and Plan of Reorganization between Registrant and
                   AIM Advisor Funds, Inc. on behalf of AIM Advisor Cash
                   Management Fund is included in this Registration Statement as Appendix I to the Combined Proxy Statement and
                   Prospectus.

            (b) Agreement and Plan of Reorganization between Registrant and AIM Advisor Funds, Inc. on behalf of AIM Advisor Income Fund is included in this Registration Statement as Appendix II to the combined Proxy Statement and Prospectus

 (5)  -     Specimen Certificate for Class A shares of Registrant's
            Intermediate Government Fund was filed as an Exhibit to Post-Effective Amendment No. 71 to Registrant's Registration
            Statement on April 26, 1996, and is hereby incorporated by reference.

 (6)  -     Master Investment Advisory Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 72 to Registrant's Registration Statement on April 28, 1997, and is hereby incorporated by reference.

 (7)  -     (a)    Master Distribution Agreement, dated February 28, 1997,
                   between Registrant, on behalf of its Class B and its AIM
                   Cash Reserve Shares, and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No.
                   72 to Registrant's Registration Statement on April 28, 1997, and is hereby incorporated by reference.

      -     (b)    Form of Master Distribution Agreement between the Registrant
                   (on behalf of its Class A Shares, Class C Shares and AIM
                   Cash Reserve Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No.
                   73 to Registrant's Registration Statement on July 25, 1997, and is hereby incorporated by reference.

      -     (c)    Form of Selected Dealer Agreement between A I M
                   Distributors, Inc. and selected dealers was filed
                   electronically as an Exhibit to Post-Effective Amendment No.
                   73
                   to Registrant's Registration Statement on July 25, 1997, and is hereby incorporated by reference.

 (8)  -     (a)    AIM Funds Retirement Plan for Eligible Directors/Trustees
                   effective as of March 8, 1994, as restated September 18, 1995 was filed electronically as an Exhibit to Post-Effective Amendment No. 71 to Registrant's Registration
                   Statement on April 26, 1996, and is hereby incorporated by reference.

      -     (b)    Form of Deferred Compensation Plan as approved on December
                   5, 1995, was filed electronically as an Exhibit to Post-Effective Amendment No. 71 to Registrant's Registration
                   Statement on April 26, 1996, and is hereby incorporated by reference.

 (9)  -     (a)    Custodian Contract, dated October 15, 1993, between
                   Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit to Post-Effective Amendment No.
                   71 to Registrant's Registration Statement on April 26, 1996, and is hereby incorporated by reference.

      -     (b)    Amendment No. 1, dated as of September 19, 1995, to the
                   Custodian Contract between the Registrant and State Street
                   Bank and Trust Company was filed electronically as an Exhibit to Post-Effective Amendment No. 71 to Registrant's
                   Registration Statement on April 26, 1996, and is hereby incorporated by reference.

      -     (c)    Subcustodian Agreement, dated September 9, 1994, among the
                   Registrant, Texas Commerce Bank National Association, State
                   Street Bank and Trust Company and A I M Fund Services, Inc.
                   was filed electronically as an Exhibit to Post-Effective
                   Amendment No. 71 to Registrant's Registration Statement on
                   April 26, 1996, and is hereby incorporated by reference.

      -     (d)    Custody Agreement, dated October 19, 1995, between
                   Registrant and The Bank of New York was filed electronically as an Exhibit to Post-Effective Amendment No. 70 to
                   Registrant's Registration Statement on November 17, 1995, and is hereby incorporated by reference.

(10)  -     (a)    Amended and Restated Master Distribution Plan for
                   Registrant's Class A Shares and AIM Cash Reserve Shares was filed electronically as an Exhibit to Post-Effective
                   Amendment No. 73 to Registrant's Registration Statement on
                   July 25, 1997, and is hereby incorporated by reference.

            (b) Form of Second Amended and Restated Master Distribution Plan for Registrant's Class A Shares, Class C Shares and AIM Cash Reserve Shares was filed electronically as an Exhibit to Post-Effective Amendment No. 73 to Registrant's Registration Statement on July 25, 1997, and is hereby incorporated by reference.

            (c) Second Amended and Restated Master Distribution Plan for Registrant's Class B Shares was filed electronically as an Exhibit to Post-Effective Amendment No. 73 to Registrant's Registration Statement on July 25, 1997, and is hereby incorporated by reference.

(11)  -     Opinion of Ballard Spahr Andrews & Ingersoll and consent to its use is filed herewith as Exhibit 11.

(12)  -     Tax opinion of Ballard Spahr Andrews & Ingersoll and consent to its use is filed herewith as Exhibit 12.

(13)  -     (a)    (1)  Transfer Agency and Service Agreement, dated as of
                   November 1, 1994, between the Registrant and A I M Fund
                   Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 70 to Registrant's Registration
                   Statement on November 17, 1995, and is hereby incorporated by reference.

                   (2) Form of Amendment No. 1 to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between the Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 73 to Registrant's Registration Statement on July 25, 1997, and is hereby incorporated by reference.

      -     (b)    (1)  Remote Access and Related Service Agreement dated as of
                   December 23, 1994, between the Registrant and First Data
                   Investor Services Group (formerly, The Shareholder Services
                   Group, Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 71 to Registrant's Registration
                   Statement on April 26, 1996, and is hereby incorporated by reference.

      - (2) Amendment No. 1, effective October 4, 1995, to the Remote Access and Related Services Agreement, dated as of December 23, 1994, between the Registrant and First Data Investor Services Group (formerly, The Shareholder Services Group, Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 71 to Registrant's Registration Statement on April 26, 1996, and is hereby incorporated by reference.

      - (3) Addendum No. 2, effective October 12, 1995, to the Remote Access and Related Services Agreement dated as of December 23, 1994, between the Registrant and First Data Investor Services Group (formerly, The Shareholder Services Group, Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 71 to Registrant's Registration Statement on April 26, 1996, and is hereby incorporated by reference.

      - (4) Amendment No. 3, effective February 1, 1997, to the Remote Access and Related Services Agreement, dated as of December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 73 to Registrant's Registration Statement on July 25, 1997, and is hereby incorporated by reference.

      - (5) Shareholder Sub-Accounting Services Agreement, dated as of October 1, 1993, between the Registrant and First Data Investor Services Group, Inc. (formerly, The Shareholder Services Group, Inc.), Financial Data Services, Inc. and

                   Merrill, Lynch, Pierce, Fenner & Smith Incorporated was filed electronically as an Exhibit to Post- Effective Amendment No. 71 to Registrant's Registration Statement on April 26, 1996, and is hereby incorporated by reference.

      -     (c)    Master Administrative Services Agreement, dated February 28,
                   1997, between the Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective
                   Amendment No. 72 to Registrant's Registration Statement on
                   April 28, 1997, and is hereby incorporated by reference.

(14)  -     (a)    Consent of KPMG Peat Marwick LLP is filed herewith as
                   Exhibit 14(a).

      -     (b)    Consent of Price Waterhouse LLP is filed herewith as Exhibit
                   14(b).

      -     (c)    Consent of Ballard Spahr Andrews & Ingersoll is included in its opinions filed herewith as Exhibit 11 and Exhibit 12.

(15)  -     Financial Statements - None.

(16)  -     Powers of attorney are included on the signature page hereof.

(17)  -     Form of Proxy is filed herewith as Exhibit 17.

            ITEM 17:  Undertakings

            (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

            (3) The Registrant undertakes to furnish each person to whom a Proxy Statement/Prospectus is delivered a copy of each of Money Market's, Intermediate Government's, Cash Management's and Income Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

        As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Houston and State of Texas, on the 24th day of November, 1997.

                                                AIM FUNDS GROUP

                                                By: /s/ ROBERT H. GRAHAM
                                                    ----------------------------
                                                    Robert H. Graham,
                                                    President and Trustee


        As required by the Securities Act of 1933, this Registration has been signed by the following persons in the capacities and on the dates indicated.

        Each person whose signature appears below in so signing also makes, constitutes and appoints Robert H. Graham his true and lawful attorney-in-fact, with full power of substitution, for him in any and all capacities, to execute and cause to be filed with the Securities and Exchange Commission any and all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documentation in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

           Signature                     Title                      Date
           ---------                     -----                      ----

     /s/ CHARLES T. BAUER          Chairman and Trustee        November 24, 1997
-------------------------------
         Charles T. Bauer

     /s/ ROBERT H. GRAHAM          President and Trustee       November 24, 1997
-------------------------------    (Principal Executive
         Robert H. Graham          Officer)

     /s/ BRUCE L. CROCKETT         Trustee                     November 24, 1997
-------------------------------
         Bruce L. Crockett

       /s/ OWEN DALY II            Trustee                     November 24, 1997
-------------------------------
           Owen Daly II

      /s/ JACK M. FIELDS           Trustee                     November 24, 1997
-------------------------------
          Jack M. Fields

           Signature                Title                           Date
           ---------                -----                           ----

     /s/ CARL FRISCHLING           Trustee                     November 24, 1997
-------------------------------
         Carl Frischling

     /s/ JOHN F. KROEGER           Trustee                     November 24, 1997
-------------------------------
         John F. Kroeger

     /s/ LEWIS F. PENNOCK          Trustee                     November 24, 1997
-------------------------------
         Lewis F. Pennock

     /s/ IAN W. ROBINSON           Trustee                     November 24, 1997
-------------------------------
         Ian W. Robinson

     /s/ LOUIS S. SKLAR            Trustee                     November 24, 1997
-------------------------------
         Louis S. Sklar

     /s/ JOHN J. ARTHUR            Senior Vice President and   November 24, 1997
-------------------------------    Treasurer (Principal
         John J. Arthur            Financial and Accounting
                                   Officer)

                                 EXHIBIT INDEX


Exhibit No.                                Document
-----------                                --------
   11           Opinion of Ballard Spahr Andrews & Ingersoll and consent to its use

   12           Tax Opinion of Ballard Spahr Andrews & Ingersoll and consent to its use

   14(a)        Consent of KPMG Peat Marwick LLP


   14(b)        Consent of Price Waterhouse LLP

   17           Form of Proxy